UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


              Investment Company Act file number File No. 811-4415
                                                      ------------

                        COLLEGE RETIREMENT EQUITIES FUND
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                   730 Third Avenue, New York, New York 10017
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Lisa Snow, Esq.
                                  c/o TIAA-CREF
                                730 Third Avenue,
                          New York, New York 10017-3206
                     ---------------------------------------
                     (Name and address of agent for service)


        Registrant's telephone number, including area code: 212-490-9000
                                                            ------------

                      Date of fiscal year end: December 31
                                               -----------

                     Date of reporting period: June 30, 2003
                                               -------------

ITEM 1. REPORTS TO STOCKHOLDERS.

June 30, 2003


                                             [TIAA CREF LOGO]
COLLEGE
RETIREMENT
EQUITIES
FUND



Semiannual Report  |  2003


               MONEY MARKET
               INFLATION-LINKED BOND
               BOND MARKET
               SOCIAL CHOICE
               EQUITY INDEX



Make this your last paper semiannual report!
Sign up for electronic delivery. Log on to TIAA-CREF.org/profile

This report contains detailed explanations of the investment results for the CREF Money Market, Inflation-Linked Bond, Bond Market, Social Choice, and Equity Index accounts for the six months ending June 30, 2003. A companion report provides similar information for the CREF Stock, Global Equities, and Growth accounts--the other three accounts available under CREF variable annuities.

A Form 10-K and Form 10-Q Quarterly Reports Annual Report for the TIAA Real Estate Account are available on request. For historical and current performance information for all of our products, visit the TIAA-CREF Web Center at TIAA-CREF.org, or call our Automated Telephone Service (see back cover).

TIAA-CREF Individual & Institutional Services, Inc., distributes the CREF and TIAA Real Estate Account variable annuities. This booklet must be accompanied or preceded by current CREF and TIAA Real Estate Account prospectuses. For additional copies, call 877 518-9161. TIAA-CREF Investment Management serves as investment manager to CREF.

(C)2003 Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF), New York, NY 10017



CONTENTS


LETTER FROM THE CHAIRMAN                   1

LETTER FROM THE VICE CHAIRMAN              2

MANAGEMENT/STATUS OF THE ACCOUNTS
    Money Market Account                   4
    Inflation-Linked Bond Account          5
    Bond Market Account                    6
    Social Choice Account                  8
    Equity Index Account                  10

STATEMENT OF INVESTMENTS
    Money Market Account                  11
    Inflation-Linked Bond Account         14
    Bond Market Account                   15
    Social Choice Account                 25
    Equity Index Account                  39

FINANCIAL STATEMENTS
    Statements of Assets and Liabilities  66
    Statements of Operations              66
    Statements of Cash Flows              67
    Statements of Changes in Net Assets   68
    Notes to Financial Statements         69


FOR MORE INFORMATION              BACK COVER



PERFORMANCE OVERVIEW AS OF 6/30/03

                                                                       AVERAGE ANNUAL COMPOUND RATES OF TOTAL RETURN(1)
                             INCEPTION DATE   6-MONTH RETURN      1 YEAR           5 YEARS        10 YEARS     SINCE INCEPTION

   EQUITIES
   CREF Stock                    8/1/52           12.10%           -0.19%          -1.87%           8.31%          10.25%
   CREF Global Equities          5/1/92           10.80            -3.40           -4.13            6.41            7.26
   CREF Equity Index            4/29/94           12.41             0.37           -1.32             --            10.08
   CREF Growth                  4/29/94           12.60             2.01           -6.33             --             7.47

   EQUITIES & FIXED INCOME
   CREF Social Choice            3/1/90            9.59             6.31            2.43            9.04           10.19

   FIXED INCOME
   CREF Bond Market              3/1/90            4.30            10.88            7.42            6.96            8.22
   CREF Inflation-Linked Bond    5/1/97            6.09            15.12            9.27             --             8.17
   CREF Money Market(2)          4/1/88            0.41             1.13            3.98            4.49            5.22



   NET ANNUALIZED YIELD  (7-Day Period Ended 6/24/2003)

                               CURRENT         EFFECTIVE

   CREF Money Market             0.70%           0.70%



   NET ANNUALIZED YIELD  (30-Day Period Ended 6/30/2003)

                                    CURRENT

   CREF Bond Market                   3.02%



(1) Due to market volatility, recent performance of the CREF variable annuities may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org, or call 800 842-2776. Past performance should not be taken as a guarantee of the same future rates of return. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less upon redemption.

(2) As with all the CREF variable annuity accounts, the funds you invest in the CREF Money Market Account are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return.

From the Chairman of TIAA-CREF



This report covers the investment performance of five of CREF's variable annuity retirement accounts for the first six months of 2003.

     This marks the first period of rising stock markets in several years, with all of our equity accounts posting double-digit returns not seen since 1999. Our fixed-income and money market accounts have also posted competitive returns for the period.

     Even with the second quarter's positive impact on stock returns and the stabilizing effect of other accounts, most investors have some lingering anxiety after events of the last few years, and many of our participants who have recently retired or are nearing that milestone have seen retirement asset and income levels drop sharply.

     In planning your future, you may have more options than you are aware of. TIAA-CREF's consultants can help you review your alternatives, adjust your portfolio to changing conditions, and make sound financial decisions. Last year alone we held over 100,000 individual counseling sessions and conducted thousands of seminars at institutions across the country to guide our clients in this challenging investment environment.

     For over 85 years, TIAA-CREF has provided high-quality, low-cost financial services backed by objective guidance and support. We are building on those fundamental strengths to assure that we remain attuned to the changing needs of our client institutions and individual participants.

     We are reorganizing our company and our activities in ways that will enable us to develop closer relationships with our customers, provide more comprehensive solutions to their financial needs, and ensure that the quality and pricing of our products and services remain the best available to each of you. Along the way, we look forward to getting your feedback on these important initiatives.

     TIAA-CREF has a long history of putting the interests of our customers at the forefront of everything we do. In the years ahead, that's where our focus will remain.


/s/ HERBERT M. ALLISON, JR.


[PHOTO OF HERBERT M. ALLISON, JR.]

HERBERT M. ALLISON, JR.

CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER

             We are building on fundamental strengths to assure that TIAA-CREF remains attuned to the changing needs of our client institutions and individual participants.

From the Vice Chairman of TIAA-CREF

During the first half of 2003, the S&P 500(R) Index rose 11.76%--its best six-month performance in more than three years. THE Russell 3000(R) Index, which tracks approximately 98% of the domestic stock market, registered a gain of 12.71% year-to-date. Markets around the world were advancing too. While gains varied widely--from Japan's modest 2.92% to Germany's 20.67%--the Morgan Stanley World IndexSM posted an overall return of 11.12%, which was very much in line with results in the United States.

     These strongly positive returns were the result of an upward surge in stock prices in the second quarter, following a small decline during the first quarter. Investors were encouraged by improved earnings prospects among S&P 500 companies and historically low interest rates, which kept the sales of both new and existing housing very active.

     However, the economy's overall growth rate remained low. During the first six months of 2003, gross domestic product (GDP) increased at an annualized rate of 1.9%--well below the long-term trend, which has ranged from 3.00% to 3.25%. At the same time, unemployment increased from 5.7% in January to 6.4% at the end of June. The shortage of jobs has slowed the growth of consumer spending, which accounts for more than two-thirds of GDP.

     Despite these conflicting economic indicators, investment capital poured into the stock market during the second quarter, and this helped to fuel the rise in stock prices. According to data from the Investment Company Institute, the net inflow of money into U.S. stock funds totaled $46.7 billion in the second quarter, reversing the outflow of $11.8 billion during the first three months of the year.

     While the stock market's advance was broadly positive, individual sectors of the Russell 3000 Index did not share in it equally. Technology stocks climbed 18%, and financial stocks, which make up nearly a quarter of the index in market value, rose 12.3%; the lagging oil sector gained only 7.1%, and consumer staples returned 5.3%. Many stocks in foreign markets saw their strong returns boosted further by the increased value of their currencies versus the dollar.

     Investors continued to add to their fixed-income holdings, with U.S. bond funds reporting inflows for each of the first six months of 2003. However, the size of those inflows peaked at $19.7 billion in February and declined to $5.3 billion in June. The bond market produced solid results, with the Lehman Brothers Aggregate Bond Index, which tracks both corporate and government bonds, returning 3.93% year-to-date.

     The CREF Bond Market Account returned 4.30% for the period, producing substantial value beyond the return of its benchmark. The CREF Inflation-Linked Bond Account closely tracked its benchmark and returned 6.09%. Although historically low interest rates have depressed returns in the money market, the CREF Money Market Account was able to add value beyond the return of its benchmark.

     All of the CREF equity accounts, including the Equity Index Account, are fully invested in their respective markets, and they participated in the worldwide surge in stock prices. The CREF Equity Index Account posted a return of 12.41%, closely tracking the broad domestic market, as it is designed to do. Both the equity and fixed-income portions of the CREF Social Choice Account performed well, relative to their respective markets, and the account posted a six-month return of 9.59%.

     This period provided welcome relief from the declining stock market of the last three years, and an ongoing reminder of the importance of maintaining a well-diversified portfolio.


[PHOTO OF MARTIN L. LEIBOWITZ]

MARTIN L. LEIBOWITZ

VICE CHAIRMAN
OF TIAA-CREF


2     College Retirement Equities Fund  2003 SEMIANNUAL REPORT

     The table on page 3 shows the total returns (gains plus income, minus expenses) for each account during the first six months of 2003, compared with their respective benchmarks. For the Bond Market, Social Choice and Equity Index accounts, we have also shown the average returns of the Morningstar categories that best match the accounts' objectives. (Morningstar does not compile returns for the money market or for funds investing in inflation-linked securities.)

     This period provided welcome relief from the declining stock market of the last three years, and an ongoing reminder of the importance of maintaining a well-diversified portfolio. An investor who maintained a balanced portfolio of equities and fixed-income investments during this period retained the opportunity to benefit from this surge in stock prices.

     The second half of the year, of course, could produce very different results, which is why diversification remains the wisest strategy for reducing risk and seeking solid returns. To enable participants to diversify their vital retirement assets effectively, CREF--in combination with the TIAA Traditional Annuity and the TIAA Real Estate Account--offers a broaD range of savings and investing options that are well-suited to the long time horizons of retirement investors.


/s/ MARTIN L. LEIBOWITZ


TOTAL RETURNS FOR THE SIX MONTHS ENDED JUNE 30, 2003

CREF MONEY MARKET ACCOUNT..............................................   0.41%
iMoneyNet Money Fund Report Averages(TM)--All Taxable..................   0.37

CREF INFLATION-LINKED BOND ACCOUNT.....................................   6.09%
Salomon Smith Barney Inflation-Linked Securities Index.................   6.27

CREF BOND MARKET ACCOUNT...............................................   4.30%
Lehman Brothers Aggregate Bond Index...................................   3.93
Morningstar Intermediate-Term Bond (VA) category.......................   5.07

CREF SOCIAL CHOICE ACCOUNT.............................................   9.59%
CREF Social Choice Composite Index(1)..................................   9.19
Standard & Poor's 500(R) Index.........................................  11.76
Russell 3000(R) Index..................................................  12.71
Lehman Brothers Aggregate Bond Index...................................   3.93
Morningstar Moderate Allocation Hybrid (VA) category...................   8.45

CREF EQUITY INDEX ACCOUNT..............................................  12.41%
Russell 3000(R) Index..................................................  12.71
Morningstar Large Blend Category.......................................  10.57


Please see pages 4 to 10 for more detailed performance information. The Russell 3000(R) Index is a trademark and servicE mark of the Frank Russell Company. No CREF account is promoted, endorsed, sponsored, or sold by or affiliated with the Frank Russell Company. The benchmark indexes are unmanaged. You cannot purchase shares in these indexes directly, so their performance figures do not reflect any investment or operating expenses. Note that diversification does not guarantee against losses.


(1) This is a weighted average of the Russell 3000 Index (the fund's equity benchmark as of 7/1/02) and the Lehman Brothers Aggregate Bond Index. The weightings match the 60/40 target proportions of the account's equity and bond holdings.


                    2003 SEMIANNUAL REPORT College Retirement Equities Fund   3

Money Market Account

INVESTMENT OBJECTIVE

The CREF Money Market Account seeks high current income consistent with maintaining liquidity and preserving capital.

PORTFOLIO PROFILE

o The account invests at least 95% of its assets in "first-tier" money market securities--those ranked in the highest category by nationally recognized statistical rating organizations.

o    Most  of  the  account's   assets  are  invested  in  securities  or  other
     instruments maturing in 397 days or less.

o    The account's average weighted maturity is 90 days or less.

PERFORMANCE IN THE SIX MONTHS ENDED JUNE 30, 2003

The CREF Money Market Account posted a return of 0.41%, beating the 0.37% return of its benchmark, the iMoneyNet Money Fund Report AveragesTM--All Taxable.

     In June 2003, the Federal Reserve lowered the federal funds rate from 1.25% to 1.00%, the lowest it has been in 45 years. Concerned that the risk of deflation may outweigh that of inflation, the Federal Reserve left open the possibility of another rate cut if the economy does not start to grow at a faster pace.

     We made several changes to the account's asset allocation during the first six months of 2003, based on our evaluation of the changing short-term credit picture. Holdings in the U.S. government and agency securities increased from 16% to 20%. We also increased holdings in bank liabilities from 7% to 9%. We decreased our holdings in commercial paper from 73% to 68% and reduced our positions in floating rate securities from 4% to 3%.

--------------------------------------------------------------------------------
$10,000 OVER TEN YEARS

        [The table below represents a line chart in the printed report.]

                                                    iMoneyNet Money
                                Money Market          Fund Report
           Date                    Account       Averages--All Taxable
          ------                ------------     ---------------------
          Dec-92                    10000                 10000
          Jul-93                    10025                 10022
          Aug-93                    10053              10045.05
          Sep-93                    10078              10067.15
          Oct-93                    10102               10090.3
          Nov-93                    10126               10112.5
          Dec-93                    10153              10135.76
          Jan-94                    10183              10159.07
          Feb-94                    10199              10180.41
          Mar-94                    10225              10204.84
          Apr-94                    10253              10230.35
          May-94                    10289              10260.02
          Jun-94                    10328               10290.8
          Jul-94                    10371              10323.73
          Aug-94                    10414              10358.83
          Sep-94                    10454              10394.05
          Oct-94                    10490              10432.51
          Nov-94                    10524              10472.15
          Dec-94                    10566              10517.18
          Jan-95                    10622              10563.46
          Feb-95                    10673              10607.83
          Mar-95                    10728              10657.68
          Apr-95                    10779              10706.71
          May-95                    10831              10757.03
          Jun-95                    10880              10805.44
          Jul-95                    10933              10855.14
          Aug-95                    10984              10903.99
          Sep-95                    11033              10950.88
          Oct-95                    11085              10999.06
          Nov-95                    11135              11046.36
          Dec-95                    11188              11094.96
          Jan-96                    11241              11142.67
          Feb-96                    11287              11185.01
          Mar-96                    11331              11229.75
          Apr-96                    11379              11273.55
          May-96                    11428              11318.64
          Jun-96                    11476              11362.78
          Jul-96                    11526              11409.37
          Aug-96                    11577              11456.15
          Sep-96                    11628              11501.97
          Oct-96                    11681              11549.13
          Nov-96                    11729              11595.33
          Dec-96                    11779              11642.87
          Jan-97                    11832              11690.61
          Feb-97                    11879              11733.86
          Mar-97                    11929              11781.97
          Apr-97                    11982              11830.28
          May-97                    12038              11879.96
          Jun-97                    12094              11928.67
          Jul-97                    12150              11979.96
          Aug-97                    12206              12031.48
          Sep-97                    12260              12080.81
          Oct-97                    12317              12132.75
          Nov-97                    12370              12183.71
          Dec-97                    12428               12236.1
          Jan-98                    12489              12288.72
          Feb-98                    12540              12336.64
          Mar-98                    12596              12389.69
          Apr-98                    12650              12440.49
          May-98                    12708              12492.74
          Jun-98                    12764              12543.96
          Jul-98                    12822               12597.9
          Aug-98                    12882              12652.07
          Sep-98                    12940              12703.94
          Oct-98                    12996              12754.76
          Nov-98                    13049              12803.23
          Dec-98                    13105              12853.16
          Jan-99                    13159                 12902
          Feb-99                    13205              12944.58
          Mar-99                    13257              12992.47
          Apr-99                    13308              13039.25
          May-99                    13358              13086.19
          Jun-99                    13405              13131.99
          Jul-99                    13462              13181.89
          Aug-99                    13516               13233.3
          Sep-99                    13572              13284.91
          Oct-99                    13631              13338.05
          Nov-99                    13693               13391.4
          Dec-99                    13758              13448.98
          Jan-00                    13824              13506.81
          Feb-00                    13886              13562.19
          Mar-00                    13952              13623.22
          Apr-00                    14018              13684.53
          May-00                    14088              13750.21
          Jun-00                    14164              13816.21
          Jul-00                    14243              13886.68
          Aug-00                    14321               13957.5
          Sep-00                    14397              14025.89
          Oct-00                    14475              14097.42
          Nov-00                    14550               14166.5
          Dec-00                    14633              14238.75
          1/1/2003                  14713              14307.09
          2/1/2003                  14776              14364.32
          3/1/2003                  14840              14423.22
          4/1/2003                  14898              14476.58
          5/1/2003                  14953               14525.8
          6/1/2003                  14998              14569.38
          7/1/2003                  15045              14611.63
          8/1/2003                  15089              14651.08
          9/1/2003                  15134              14686.25
          10/1/2003                 15176              14715.62
          11/1/2003                 15202              14739.16
          12/1/2003                 15224               14759.8
          1/2/2003                  15244              14778.99
          2/2/2003                  15261              14795.24
          3/2/2003                  15273                 14813
          4/2/2003                  15300              14829.29
          5/2/2003                  15322               14845.6
          6/2/2003                  15343              14861.93
          7/2/2003                  15364              14878.28
          8/2/2003                  15383              14894.65
          9/2/2003                  15401              14909.54
          10/2/2003                 15421              14924.45
          11/2/2003                 15438              14937.88
          12/2/2003                 15454              14949.83
          1/3/2003                  15466               14960.3
          2/3/2003                  15475              14969.28
          3/3/2003                  15486              14978.26
          4/3/2003                  15497              14987.24
          5/3/2003                  15508              14996.24
          6/3/2003                  15517              15003.73


The graph assumes a $10,000 investment in the CREF Money Market Account on July 1, 1993. It shows that, by June 30, 2003, the investment would have grown to $15,517. For comparison, the graph shows how the iMoneyNet Money Fund Report Averages-All Taxable, the Money Market Account's benchmark, changed over the same period.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY INVESTMENT SECTOR AS OF 6/30/2003

        [The table below represents a pie chart in the printed report.]

                     Commercial Paper                  68%
                     U.S. Government and Agencies      20%
                     Certificates of Deposit            9%
                     Floating Rate Securities           3%

--------------------------------------------------------------------------------
NET ANNUALIZED YIELD FOR THE 7 DAYS ENDING 6/24/2003

                                 CURRENT YIELD EFFECTIVE YIELD

   MONEY MARKET ACCOUNT              0.70%           0.70%
   iMoneyNet Fund Report
      Averages-All Taxable           0.64            0.64

--------------------------------------------------------------------------------
PERFORMANCE AT A GLANCE AS OF 6/30/2003

                                       AVERAGE ANNUAL COMPOUND            CUMULATIVE RATES OF          EXPENSES FOR
                                       RATES OF TOTAL RETURN(1)              TOTAL RETURN(1)             6 MONTHS       NET ASSETS
                                      1 YEAR  5 YEARS  10 YEARS  6 MONTHS  1 YEAR  5 YEARS  10 YEARS  ENDED 6/30/2003  (IN BILLIONS)

MONEY MARKET ACCOUNT                  1.13%    3.98%     4.49%     0.41%    1.13%   21.56%   55.16%        0.24%(2)       $7.24
------------------------------------------------------------------------------------------------------------------------------------
iMoneyNet Money Fund Report Averages
       --All Taxable                  0.96     3.66      4.15      0.37     0.96    19.60    50.03          --             --
------------------------------------------------------------------------------------------------------------------------------------


(1) Past performance should not be taken as a guarantee of the same future rates of return from the Money Market Account. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption. An investment in the CREF Money Market Account is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. The current yield more closely reflects current earnings than does the total return.

(2) The expense ratio shown here is based on actual expenses for the first six months of 2003. Note that the expense ratio quoted in the prospectus is an estimate (annualized) based on projected expenses and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in investment results.


4     College Retirement Equities Fund  2003 SEMIANNUAL REPORT

Inflation-Linked Bond Account

INVESTMENT OBJECTIVE

The CREF Inflation-Linked Bond Account seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

PORTFOLIO PROFILE

o Under normal circumstances, the account invests at least 80% of its assets in U.S. Treasury inflation-indexed securities (TIIS), as well as inflation-indexed securities issued by U.S. corporations and foreign governments.

o Unlike the principal value of conventional bonds, the principal value of inflation-indexed securities varies, while the coupon rate generally remains fixed to maturity.

PERFORMANCE IN THE SIX MONTHS ENDED JUNE 30, 2003

The CREF Inflation-Linked Bond Account posted a total return of 6.09% for the period, versus 6.27% for its benchmark, the Salomon Smith Barney Inflation-Linked Securities Index. The difference is largely due to the fact that, unlike the account, the index does not reflect expense charges.

     Overall, the first half of 2003 was a strong period for TIIS, despite some detracting economic factors and mixed results. In the current low interest rate environment, the real (above-inflation) rates offered by these securities were the major driver of performance. The inflation rate itself--and investors' anticipation of future inflation--both declined during the period. On a year-over-year basis, the overall inflation rate, as measured by the Consumer Price Index for All Urban Consumers (CPI-U), slowed from 2.4% in 2002 to 2.1% at the end of June. Although TIIS sold off in March and April following the invasion of Iraq, the weak U.S. dollar, the stabilization of energy prices, and the Federal Reserve's efforts to ward off deflation all served to revive the market for these securities.

     As of June 30, the account's duration of 9.25 years remained similar to that of the benchmark, which helped the account closely track the index.

--------------------------------------------------------------------------------
$10,000 SINCE 5/1/1997 INCEPTION

        [The table below represents a line chart in the printed report.]

                                                       Salomon Smith Barney
                                 Inflation-Linked        Inflation-Linked
             Date                  Bond Account          Securities Index
            ------               ----------------      --------------------
            May-97                     10000                  10000
            May-97                     10048                  10052
            Jun-97                     10015                  10021
            Jul-97                     10109                  10114
            Aug-97                     10138                  10146
            Sep-97                     10157                  10165
            Oct-97                     10260                  10276
            Nov-97                     10310                  10330
            Dec-97                     10258                  10283
            Jan-98                     10306                  10335
            Feb-98                     10302                  10326
            Mar-98                     10290                  10320
            Apr-98                     10328                  10357
            May-98                     10378                  10425
            Jun-98                     10422                  10454
            Jul-98                     10461                  10502
            Aug-98                     10489                  10521
            Sep-98                     10683                  10746
            Oct-98                     10708                  10765
            Nov-98                     10691                  10758
            Dec-98                     10615                  10687
            Jan-99                     10742                  10815
            Feb-99                     10670                  10740
            Mar-99                     10670                  10745
            Apr-99                     10733                  10805
            May-99                     10798                  10888
            Jun-99                     10800                  10887
            Jul-99                     10799                  10886
            Aug-99                     10814                  10907
            Sep-99                     10850                  10946
            Oct-99                     10868                  10968
            Nov-99                     10935                  11037
            Dec-99                     10839                  10942
            Jan-00                     10896                  11006
            Feb-00                     10991                  11111
            Mar-00                     11318                  11431
            Apr-00                     11451                  11574
            May-00                     11426                  11543
            Jun-00                     11561                  11689
            Jul-00                     11659                  11785
            Aug-00                     11736                  11873
            Sep-00                     11799                  11943
            Oct-00                     11936                  12085
            Nov-00                     12108                  12256
            Dec-00                     12222                  12376
            Jan-01                     12483                  12649
            Feb-01                     12693                  12859
            Mar-01                     12786                  12979
            Apr-01                     12879                  13054
            May-01                     13027                  13208
            Jun-01                     13004                  13193
            Jul-01                     13207                  13402
            Aug-01                     13225                  13431
            Sep-01                     13307                  13521
            Oct-01                     13621                  13853
            Nov-01                     13299                  13487
            Dec-01                     13159                  13357
            Jan-02                     13228                  13407
            Feb-02                     13426                  13628
            Mar-02                     13335                  13545
            Apr-02                     13698                  13914
            May-02                     13914                  14135
            Jun-02                     14106                  14341
            Jul-02                     14339                  14588
            Aug-02                     14854                  15119
            9/2/2003                   15225                  15505
            10/2/2003                  14807                  15071
            11/2/2003                  14789                  15066
            12/2/2003                  15306                  15583
            1/3/2003                   15394                  15680
            2/3/2003                   15962                  16227
            3/3/2003                   15692                  16004
            4/3/2003                   15639                  15976
            5/3/2003                   16391                  16734
            6/3/2003                   16238                  16560

The graph assumes a $10,000 investment in the CREF Inflation-Linked Bond Account on May 1, 1997. It shows that, by June 30, 2003, the investment would have grown to $16,238. For comparison, the graph shows how the Salomon Smith Barney
Inflation-Linked Securities Index, the Inflation-Linked Bond Account's benchmark, changed over the same period.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY MATURITY AS OF 6/30/2003

        [The table below represents a pie chart in the printed report.]

                         4-10 Year Bonds           66.3%
                         Over 25 Year Bonds        33.7%

--------------------------------------------------------------------------------
PERFORMANCE AT A GLANCE AS OF 6/30/2003

                                        AVERAGE ANNUAL COMPOUND             CUMULATIVE RATES OF            EXPENSES FOR
                                       RATES OF TOTAL RETURN(1,2)            TOTAL RETURN(1,2)               6 MONTHS
                                                          SINCE                                   SINCE        ENDED    NET ASSETS
                                      1 YEAR  5 YEARS  INCEPTION(3) 6 MONTHS  1 YEAR  5 YEARS  INCEPTION(3)  6/30/2003 (IN BILLIONS)

INFLATION-LINKED BOND ACCOUNT         15.12%   9.27%      8.17%      6.09%    15.12%   55.81%    62.38%       0.24%(4)    $2.91
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney
  Inflation-Linked Securities Index   15.52    9.64       8.53       6.27     15.52    58.47     65.66          --          --
-----------------------------------------------------------------------------------------------------------------------------------

(1) Due to market volatility, recent performance of the CREF Inflation-Linked Bond Account may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org, or call 800 842-2776.

(2) Past performance should not be taken as a guarantee of the same future rates of return from the Inflation-Linked Bond Account. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption.

(3)  Inception date: 5/1/1997

(4) The expense ratio shown here is based on actual expenses for the first six months of 2003. Note that the expense ratio quoted in the prospectus is an estimate (annualized) based on projected expenses and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in investment results.

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund     5

Bond Market Account

INVESTMENT OBJECTIVE

The CREF Bond Market Account seeks a favorable long-term rate of return, primarily through high current income consistent with preserving capital.

PORTFOLIO PROFILE

o Under normal circumstances, the account invests at least 80% of its assets in a broad range of debt securities. The majority of its assets are in U.S. Treasury and agency securities, corporate bonds, and mortgage-backed or other asset-backed securities.

o Most holdings are investment-grade securities rated in the top four credit categories by Moody's Investors Service or Standard & Poor's, or securities that we determine are of comparable quality.

o The account is managed to track the Lehman Brothers Aggregate Bond Index. We will overweight or underweight individual securities or sectors, in comparison with their weights in the Lehman index, depending on where we find undervalued, overlooked, or misunderstood issues that we believe offer the potential for returns superior to those of the index.

PERFORMANCE IN THE SIX MONTHS ENDED JUNE 30, 2003

The CREF Bond Market Account posted a total return of 4.30% for the period. This was higher that the 3.93% return of its benchmark, the Lehman Brothers Aggregate Bond Index, but below the 5.07% average return of similar variable annuities as measured by the Morningstar Intermediate-Term Bond (VA) category. As of June 30, the Morningstar category tracked 832 variable annuity accounts.

     The account outperformed its benchmark during the period primarily because of its overweight position in corporate bonds and its strategic management of holdings in U.S. Treasury inflation-indexed securities (TIIS), which are not included in the Lehman index.

     In the first half of 2003, U.S. Treasury yields declined sharply amid growing concerns about the possibility of deflation. With interest rates at historically low levels, fixed-income investors turned away from U.S. Treasury and agency securities in favor of corporate, mortgage-backed, and asset-backed securities. These sectors all posted stronger returns than similar duration Treasury securities.

     The account's performance relative to the benchmark was helped by a modest overweight position in mortgage-backed securities and corporate bonds, with an emphasis on the cable, telecommunications, automotive, natural gas pipeline, and home construction industries. Contributors to performance included telecommu-nications companies AT&T Wireless, Comcast, and Sprint; utilities companies FirstEnergy and TXU Energy; media giant News Corporation; Household Finance; Pulte Homes; and Ford. The account also benefited by avoiding several securities that significantly underperformed the index, including Ahold, Philip Morris, Tyson Foods, and Bombardier. These gains were partially offset by the effects of underweight positions in airline securities, which helped performance in the first quarter but detracted from it in the second.

     In the first quarter of 2003, the account's performance gained about 0.25% from our large holdings in U.S. Treasury inflation-indexed securities. At the end of the first quarter, we made the strategic decision to sell all of our TIIS holdings to take advantage of other investment opportunities.

     The account's option-adjusted duration was 4.33 years as of June 30, 2003, compared with 4.20 years for the benchmark. Keeping the duration of the account's holdings close to that of the benchmark helps mitigate risk by ensuring that the account's performance closely tracks that of the index.

The Account's Benchmark

The benchmark we use for the CREF Bond Market Account is the Lehman Brothers Aggregate Bond Index, representing the U.S. bond market. The index includes 7,454 taxable government, investment-grade corporate, and mortgage-backed securities.

6     College Retirement Equities Fund  2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
$10,000 OVER TEN YEARS

        [The table below represents a line chart in the printed report.]

                                   Bond Market           Lehman Brothers
             Date                    Account           Aggregate Bond Index
            ------                 -----------         --------------------
            Dec-92                    10000                   10000
            Jul-93                    10070                   10057
            Aug-93                    10294                   10233
            Sep-93                    10329                   10261
            Oct-93                    10389                   10299
            Nov-93                    10255                   10212
            Dec-93                    10309                   10267
            Jan-94                    10471                   10406
            Feb-94                    10238                   10225
            Mar-94                     9959                    9973
            Apr-94                     9867                    9893
            May-94                     9860                    9892
            Jun-94                     9818                    9870
            Jul-94                     9986                   10066
            Aug-94                    10004                   10078
            Sep-94                     9871                    9930
            Oct-94                     9855                    9921
            Nov-94                     9833                    9899
            Dec-94                     9899                    9968
            Jan-95                    10055                   10165
            Feb-95                    10276                   10406
            Mar-95                    10341                   10470
            Apr-95                    10486                   10617
            May-95                    10910                   11027
            Jun-95                    10982                   11108
            Jul-95                    10940                   11083
            Aug-95                    11068                   11217
            Sep-95                    11177                   11326
            Oct-95                    11324                   11474
            Nov-95                    11497                   11646
            Dec-95                    11664                   11809
            Jan-96                    11734                   11887
            Feb-96                    11515                   11681
            Mar-96                    11429                   11600
            Apr-96                    11360                   11534
            May-96                    11329                   11511
            Jun-96                    11474                   11666
            Jul-96                    11505                   11697
            Aug-96                    11479                   11678
            Sep-96                    11672                   11881
            Oct-96                    11928                   12145
            Nov-96                    12135                   12353
            Dec-96                    12023                   12238
            Jan-97                    12061                   12275
            Feb-97                    12089                   12306
            Mar-97                    11955                   12169
            Apr-97                    12129                   12352
            May-97                    12238                   12468
            Jun-97                    12394                   12616
            Jul-97                    12729                   12957
            Aug-97                    12621                   12846
            Sep-97                    12810                   13035
            Oct-97                    12997                   13225
            Nov-97                    13040                   13285
            Dec-97                    13174                   13419
            Jan-98                    13345                   13591
            Feb-98                    13333                   13581
            Mar-98                    13384                   13628
            Apr-98                    13450                   13699
            May-98                    13583                   13829
            Jun-98                    13697                   13946
            Jul-98                    13729                   13976
            Aug-98                    13953                   14203
            Sep-98                    14279                   14536
            Oct-98                    14217                   14459
            Nov-98                    14244                   14541
            Dec-98                    14308                   14585
            Jan-99                    14399                   14689
            Feb-99                    14113                   14433
            Mar-99                    14193                   14513
            Apr-99                    14239                   14559
            May-99                    14100                   14431
            Jun-99                    14040                   14385
            Jul-99                    13969                   14324
            Aug-99                    13959                   14317
            Sep-99                    14151                   14483
            Oct-99                    14203                   14536
            Nov-99                    14211                   14535
            Dec-99                    14147                   14465
            Jan-00                    14083                   14418
            Feb-00                    14249                   14592
            Mar-00                    14442                   14784
            Apr-00                    14406                   14742
            May-00                    14385                   14735
            Jun-00                    14694                   15042
            Jul-00                    14829                   15178
            Aug-00                    15039                   15398
            Sep-00                    15156                   15495
            Oct-00                    15255                   15598
            Nov-00                    15496                   15853
            Dec-00                    15809                   16147
            1/1/2003                  16031                   16411
            2/1/2003                  16172                   16554
            3/1/2003                  16233                   16637
            4/1/2003                  16168                   16568
            5/1/2003                  16262                   16668
            6/1/2003                  16321                   16731
            7/1/2003                  16692                   17105
            8/1/2003                  16859                   17301
            9/1/2003                  17111                   17502
            10/1/2003                 17436                   17868
            11/1/2003                 17192                   17622
            12/1/2003                 17062                   17510
            1/2/2003                  17189                   17652
            2/2/2003                  17368                   17823
            3/2/2003                  17080                   17527
            4/2/2003                  17404                   17866
            5/2/2003                  17543                   18018
            6/2/2003                  17668                   18174
            7/2/2003                  17882                   18393
            8/2/2003                  18200                   18704
            9/2/2003                  18488                   19007
            10/2/2003                 18381                   18919
            11/2/2003                 18373                   18914
            12/2/2003                 18781                   19305
            1/3/2003                  18809                   19323
            2/3/2003                  19099                   19589
            3/3/2003                  19080                   19574
            4/3/2003                  19248                   19736
            5/3/2003                  19629                   20103
            6/3/2003                  19588                   20063

The graph assumes a $10,000 investment in the CREF Bond Market Account on July 1, 1993. It shows that, by June 30, 2003, the investment would have grown to $19,588. For comparison, the graph shows how the Lehman Brothers Aggregate Bond Index, the Bond Market Account's benchmark, changed over the same period.

--------------------------------------------------------------------------------
RATINGS OF LONG-TERM BONDS AS OF 6/30/2003

The bonds we buy are typically of high credit quality; the majority carry ratings of A or higher from the major rating agencies. As of June 30, 2003, the quality ratings of the account's long-term debt holdings were as follows:

                                           RATING          PERCENT

   U.S. TREASURY AND AGENCY SECURITIES     (not rated) ....   40.5
   INVESTMENT GRADE
      Mortgage-Backed and
          Asset-Backed Securities          Aaa/AAA ........   33.2
      Other Long-Term Debt                 Aaa/AAA ........    1.0
                                           Aa/AA ..........    4.9
                                           A/A ............    8.3
                                           Baa/BBB ........    9.7

   BELOW INVESTMENT GRADE                  Ba/BB ..........    0.5
                                           B/B ............    0.5
   TIAA-CREF HIGH-YIELD BOND FUND SHARES   (not rated) ....    0.1

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY SECTOR AS OF 6/30/2003

        [The table below represents a pie chart in the printed report.]

                    U.S. Treasury and
                    Agency Securities             40.5%

                    Mortgage-Backed and Other
                    Asset-Backed Securities       33.2%

                    Corporate Bonds               23.2%

                    Foreign Government and
                    Foreign Corporate Bonds
                    Denominated in U.S. Dollars    1.8%

                    Investments Maturing
                    in Less Than a Year            1.3%

The account's position in short-term securities is primarily related to long-term debt purchases that had not yet closed as of June 30, 2003, plus collateral for bonds lent under our securities lending program.

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS AS OF 6/30/2003

                                                         MARKET     PERCENT
                         COUPON   MATURITY   PRINCIPAL   VALUE      OF NET
  ISSUER                  RATE      DATE       (000)     (000)      ASSETS

  U.S. Treasury Bond     8.000%   11/15/21    248,610   $360,164     5.91
  FHLMC                  1.875    01/15/05    342,000    345,069     5.67
  FHLMC                  3.670    02/12/08    293,000    297,125     4.88
  U.S. Treasury Bond    10.000    05/15/10    227,000    262,907     4.32
  FNMA                   6.000    08/25/33    195,000    202,495     3.32
  U.S. Treasury Bond     7.250    05/15/16    134,450    178,808     2.94
  FHLMC                  1.875    02/15/05    120,140    121,192     1.99
  FFCB                   2.250    09/01/06    110,050    111,011     1.82
  FHLMC                  6.875    01/15/05     97,200    105,454     1.73
  FNMA                   2.250    05/15/06     98,000     99,310     1.63

FHLMC: Federal Home Loan Mortgage Corporation; FNMA: Federal National Mortgage
       Association;
FFBC:  Federal Farm Credit Bank.

--------------------------------------------------------------------------------
PERFORMANCE AT A GLANCE AS OF 6/30/2003

                                       AVERAGE ANNUAL COMPOUND            CUMULATIVE RATES OF          EXPENSES FOR
                                      RATES OF TOTAL RETURN(1,2)           TOTAL RETURN(1,2)             6 MONTHS       NET ASSETS
                                      1 YEAR  5 YEARS  10 YEARS  6 MONTHS  1 YEAR  5 YEARS  10 YEARS  ENDED 6/30/2003  (IN BILLIONS)

BOND MARKET ACCOUNT                   10.88%   7.42%     6.96%     4.30%    10.88%  43.02%    95.89%       0.24%(3)       $6.09
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index  10.40    7.54      7.21      3.93     10.40   43.87    100.64          --             --
Morningstar Intermediate-Term
     Bond (VA) category                8.75    3.98      5.44      5.07      8.75   21.54     69.91          --             --
------------------------------------------------------------------------------------------------------------------------------------


(1) Due to market volatility, recent performance of the CREF Bond Market Account may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org, or call 800 842-2776.

(2) Past performance should not be taken as a guarantee of the same future rates of return from the Bond Market Account. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption.

(3) The expense ratio shown here is based on actual expenses for the first six months of 2003. Note that the expense ratio quoted in the prospectus is an estimate (annualized) based on projected expenses and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in investment results.

                  2003 SEMIANNUAL REPORT   College Retirement Equities Fund    7

Social Choice Account

INVESTMENT OBJECTIVE

The CREF Social Choice Account seeks a favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria.

PORTFOLIO PROFILE

o The account is a balanced account--its assets are invested primarily in a diversified set of equities, fixed-income securities, and short-term debt instruments.

o The account invests only in companies that are suitable from a financial perspective and whose activities are consistent with the account's social criteria.

PERFORMANCE IN THE SIX MONTHS ENDED JUNE 30, 2003

The CREF Social Choice Account completed the period with a total return of 9.59%, outperforming the 9.19% return of its composite benchmark. (The composite benchmark is a weighted average of the Russell 3000(R) Index and the Lehman Brothers Aggregate Bond Index in proportions that match the 60% equity/40% bond composition the portfolio seeks to maintain. For performance that includes periods prior to July 1, 2002, the composite index takes into account the change in the account's benchmark, from the S&P 500 Index to the Russell 3000 Index on that date.) The account's return was also higher than that of similar variable annuities, as measured by the 8.45% return of the Morningstar Moderate Allocation (VA) category, which tracked 1,017 variable annuity accounts as of June 30. Neither the benchmark nor the Morningstar category screens investments for social criteria.

     The performance of the equities portion of the account, relative to the benchmark, was positively affected by social screens excluding stocks that significantly underperformed the index. Among them were Exxon Mobil, Wal-Mart Stores, health care company HCA, Inc. and drugmaker Schering-Plough. These positive factors were partially offset by the exclusion, due to the account's screens, of certain well-performing stocks, including Citigroup, General Electric, biotechnology firm Genentech, and travel and hotel company Cendant.

     Because the social screens prevent the account's owning some of the stocks in the Russell 3000 Index, the account's managers use statistical techniques to ensure that the risk characteristics of the equity portion of the portfolio closely resemble those of the index. As a result, the account had overweight holdings in several stocks, including Procter & Gamble, Johnson & Johnson, and American International Group, that underperformed the index. This had a negative, but minor, effect on relative performance.

     In the fixed-income portion of the account, performance relative to the benchmark was helped in the first quarter of 2003 by our large holdings in U.S. Treasury inflation-indexed securities (TIIS), which are not included in the benchmark. In the second quarter, the account's fixed-income returns were helped by overweight positions in corporate bonds in the cable and telecommunications sectors and mortgage-backed securities. Contributors to performance also included bonds issued by telecommunications companies AT&T Wireless, Comcast, and Sprint. Underweight bond holdings in airlines such as American, Delta, and Northwest slightly detracted from returns.


Screening process adopted 7/1/2002

The account invests primarily in stocks, bonds, and money market instruments. It invests only in companies that pass two kinds of social screens. First, the account will exclude certain companies based on revenues derived from involvement with alcohol, tobacco, gambling, weapons production, or nuclear power. The remaining companies under consideration for investment will then be evaluated and selected based on additional criteria, such as respect for the environment and human rights, charitable giving, fair labor and governance practices, quality products, and leadership in research and development. The account continues to invest in government securities.


8     College Retirement Equities Fund  2003 SEMIANNUAL REPORT

The Account's Benchmarks

Through June 30, 2002, the benchmarks we used for the two components of the Social Choice Account were the S&P 500 Index, representing the U.S. stock market, and the Lehman Brothers Aggregate Bond Index, representing fixed-income investments.

     As of July 1, 2002, the account's equity portion attempts to track the returns of the Russell 3000 Index instead of the S&P 500 Index. The fixed-income index remains unchanged.

--------------------------------------------------------------------------------
$10,000 OVER TEN YEARS

        [The table below represents a line chart in the printed report.]

                                                 Lehman Brothers
                    Social Choice     S&P 500    Aggregate Bond   Russell 3000
      Date              Account        Index          Index          Index
     -------        -------------     -------    ---------------  ------------
     Dec-92             10000          10000          10000          10000
     Jul-93              9996           9960          10057           9983
     Aug-93             10355          10338          10233          10371
     Sep-93             10375          10258          10261          10370
     Oct-93             10485          10471          10299          10518
     Nov-93             10271          10371          10212          10356
     Dec-93             10328          10496          10267          10559
     Jan-94             10560          10853          10406          10882
     Feb-94             10314          10559          10225          10618
     Mar-94              9937          10098           9973          10154
     Apr-94             10027          10228           9893          10270
     May-94             10101          10395           9892          10383
     Jun-94              9972          10141           9870          10099
     Jul-94             10235          10474          10066          10412
     Aug-94             10447          10903          10078          10866
     Sep-94             10229          10637           9930          10635
     Oct-94             10337          10876           9921          10811
     Nov-94             10106          10479           9899          10416
     Dec-94             10193          10635           9968          10577
     Jan-95             10449          10911          10165          10809
     Feb-95             10801          11336          10406          11251
     Mar-95             10963          11670          10470          11531
     Apr-95             11224          12014          10617          11832
     May-95             11671          12494          11027          12261
     Jun-95             11905          12784          11108          12616
     Jul-95             12113          13208          11083          13123
     Aug-95             12200          13242          11217          13239
     Sep-95             12529          13800          11326          13752
     Oct-95             12563          13751          11474          13633
     Nov-95             12992          14355          11646          14238
     Dec-95             13199          14631          11809          14471
     Jan-96             13511          15129          11887          14891
     Feb-96             13514          15270          11681          15110
     Mar-96             13546          15417          11600          15262
     Apr-96             13640          15644          11534          15551
     May-96             13814          16047          11511          15949
     Jun-96             13911          16108          11666          15898
     Jul-96             13575          15397          11697          15066
     Aug-96             13785          15721          11678          15523
     Sep-96             14348          16606          11881          16368
     Oct-96             14728          17064          12145          16667
     Nov-96             15495          18354          12353          17843
     Dec-96             15249          17991          12238          17628
     Jan-97             15861          19115          12275          18603
     Feb-97             15982          19264          12306          18624
     Mar-97             15498          18473          12169          17781
     Apr-97             16190          19576          12352          18657
     May-97             16778          20768          12468          19931
     Jun-97             17294          21698          12616          20759
     Jul-97             18323          23424          12957          22387
     Aug-97             17639          22112          12846          21479
     Sep-97             18303          23323          13035          22697
     Oct-97             18120          22544          13225          21934
     Nov-97             18683          23588          13285          22774
     Dec-97             19004          23993          13419          23231
     Jan-98             19159          24258          13591          23351
     Feb-98             19964          26008          13581          25021
     Mar-98             20588          27340          13628          26261
     Apr-98             20687          27615          13699          26520
     May-98             20495          27140          13829          25865
     Jun-98             21071          28242          13946          26740
     Jul-98             20952          27942          13976          26254
     Aug-98             19155          23902          14203          22232
     Sep-98             19980          25433          14536          23749
     Oct-98             21058          27502          14459          25551
     Nov-98             21748          29168          14541          27114
     Dec-98             22541          30849          14585          28837
     Jan-99             23105          32139          14689          29817
     Feb-99             22577          31140          14433          28761
     Mar-99             23140          32386          14513          29816
     Apr-99             23672          33641          14559          31162
     May-99             23214          32846          14431          30570
     Jun-99             23954          34669          14385          32115
     Jul-99             23524          33587          14324          31141
     Aug-99             23443          33421          14317          30787
     Sep-99             23137          32505          14483          30000
     Oct-99             24089          34561          14536          31882
     Nov-99             24351          35264          14535          32774
     Dec-99             24976          37341          14465          34866
     Jan-00             24282          35465          14418          33499
     Feb-00             24051          34794          14592          33809
     Mar-00             25664          38198          14784          36458
     Apr-00             25180          37048          14742          35173
     May-00             24929          36288          14735          34185
     Jun-00             25543          37182          15042          35197
     Jul-00             25445          36601          15178          34575
     Aug-00             26422          38875          15398          37139
     Sep-00             25649          36822          15495          35458
     Oct-00             25630          36667          15598          34953
     Nov-00             24607          33776          15853          31731
     Dec-00             25060          33941          16147          32264
     1/1/2003           25680          35146          16411          33368
     2/1/2003           24279          31941          16554          30319
     3/1/2003           23450          29918          16637          28343
     4/1/2003           24373          32242          16568          30616
     5/1/2003           24487          32458          16668          30862
     6/1/2003           24106          31668          16731          30293
     7/1/2003           24269          31357          17105          29793
     8/1/2003           23485          29394          17301          28034
     9/1/2003           22553          27020          17502          25561
     10/1/2003          23019          27535          17868          26156
     11/1/2003          23816          29647          17622          28170
     12/1/2003          23866          29907          17510          28567
     1/2/2003           23740          29471          17652          28209
     2/2/2003           23541          28902          17823          27632
     3/2/2003           23952          29989          17527          28844
     4/2/2003           23369          28171          17866          27331
     5/2/2003           23346          27963          18018          27014
     6/2/2003           22346          25971          18174          25069
     7/2/2003           21415          23948          18393          23076
     8/2/2003           21657          24106          18704          23185
     9/2/2003           20513          21486          19007          20748
     10/2/2003          21481          23377          18919          22400
     11/2/2003          22198          24751          18914          23755
     12/2/2003          21679          23296          19305          22413
     1/3/2003           21401          22686          19323          21864
     2/3/2003           21294          22345          19589          21503
     3/3/2003           21416          22562          19574          21729
     4/3/2003           22532          24421          19736          23504
     5/3/2003           23633          25708          20103          24924
     6/3/2003           23759          26037          20063          25260

The graph assumes a $10,000 investment in the CREF Social Choice Account on July 1, 1993. It shows that, by June 30, 2003, the investment would have grown to $23,759. For comparison, the graph shows how the Social Choice Account's benchmarks changed over the same period.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION AS OF 6/30/2003

        [The table below represents a pie chart in the printed report.]

                         U.S. Stocks               62.0%
                         Long-Term Bonds           36.7%
                         Short-Term Investments     1.3%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS AS OF 6/30/2003

This portfolio contains both stocks and bonds. For stocks, the number of shares is shown. For bonds, maturity date and amount of principal are shown.

                                             PRINCIPAL/  MARKET     PERCENT
                         COUPON   MATURITY    SHARES     VALUE      OF NET
  ISSUER                  RATE      DATE       (000)     (000)      ASSETS

  U.S. Treasury Bond     8.000%   11/15/21   $ 92,800  $134,440      2.65
  FNMA                   2.250    05/15/06   $125,000   126,671      2.50
  U.S. Treasury Bond    10.000    05/15/10   $ 83,283    96,457      1.90
  FHLMC                  1.875    01/15/05   $ 93,000    93,835      1.85
  Microsoft Corp          na         na         3,114    79,761      1.57
  Johnson & Johnson       na         na         1,444    74,652      1.47
  Merck & Co. Inc         na         na         1,206    73,027      1.44
  U.S. Treasury Bond     7.250    05/15/16   $ 53,400    71,018      1.40
  FNMA                   6.000    08/25/33   $ 66,000    68,537      1.35
  Procter & Gamble Co     na         na           679    60,553      1.19

FNMA:  Federal National Mortgage  Association;
FHLMC: Federal Home Loan Mortgage Corporation

--------------------------------------------------------------------------------
PERFORMANCE AT A GLANCE AS OF 6/30/2003

                                       AVERAGE ANNUAL COMPOUND            CUMULATIVE RATES OF          EXPENSES FOR
                                      RATES OF TOTAL RETURN(1,2)           TOTAL RETURN(1,2)             6 MONTHS       NET ASSETS
                                      1 YEAR  5 YEARS  10 YEARS  6 MONTHS  1 YEAR  5 YEARS  10 YEARS  ENDED 6/30/2003  (IN BILLIONS)

SOCIAL CHOICE ACCOUNT                  6.31%    2.43%     9.04%     9.59%    6.31%  12.75%   137.57%       0.31%3        $5.07
------------------------------------------------------------------------------------------------------------------------------------
Russell 3000(R) Index                  0.77    -1.13      9.71     12.71     0.77   -5.53    152.64          --            --
CREF Social Choice Composite Benchmark 4.62     2.70      8.77      9.19     4.62   14.23    131.84          --            --
S&P 500(R) Index                       0.25    -1.61     10.04     11.76     0.25   -7.81    160.37          --            --
Lehman Brothers Aggregate Bond Index  10.40     7.54      7.21      3.93    10.40   43.87    100.64          --            --
Morningstar Moderate Allocation
      (VA) category                    3.16     0.54      6.22      8.45     3.16    2.72     82.87          --            --
------------------------------------------------------------------------------------------------------------------------------------

(1) Due to market volatility, recent performance of the CREF Social Choice Account may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org, or call 800 842-2776.

(2) Past performance of the Social Choice Account should not be taken as a guarantee of the same future rates of return. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption.

(3) The expense ratio shown here is based on actual expenses for the first six months of 2003. Note that the expense ratio quoted in the prospectus is an estimate (annualized) based on projected expenses and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in investment results.

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund     9

Equity Index Account

INVESTMENT OBJECTIVE

The CREF Equity Index Account seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

PORTFOLIO PROFILE

o    The account's benchmark is the Russell 3000(R) Index.

o The account may use a sampling approach to create a portfolio that closely matches the overall investment characteristics of the index, without investing in all 3,000 stocks.

PERFORMANCE IN THE SIX MONTHS ENDED JUNE 30, 2003

The CREF Equity Index Account posted a total return of 12.41% for the first half of 2003, compared with the 12.71% return of its benchmark, the Russell 3000 Index. The index does not factor in any charge for expenses.

--------------------------------------------------------------------------------
$10,000 SINCE 4/29/1994 INCEPTION

        [The table below represents a line chart in the printed report.]

                                   Equity Index            Russell 3000
             Date                    Account                  Index
            ------                    -----                   -----
            May-94                    10000                   10000
            May-94                    10096                   10110
            Jun-94                     9829                    9833
            Jul-94                    10145                   10138
            Aug-94                    10589                   10580
            Sep-94                    10348                   10355
            Oct-94                    10516                   10526
            Nov-94                    10133                   10142
            Dec-94                    10279                   10299
            Jan-95                    10504                   10525
            Feb-95                    10938                   10955
            Mar-95                    11189                   11227
            Apr-95                    11477                   11520
            May-95                    11894                   11939
            Jun-95                    12222                   12284
            Jul-95                    12713                   12777
            Aug-95                    12816                   12891
            Sep-95                    13304                   13390
            Oct-95                    13193                   13274
            Nov-95                    13774                   13863
            Dec-95                    13996                   14090
            Jan-96                    14393                   14499
            Feb-96                    14594                   14712
            Mar-96                    14740                   14860
            Apr-96                    15016                   15142
            May-96                    15381                   15529
            Jun-96                    15331                   15479
            Jul-96                    14574                   14669
            Aug-96                    15015                   15114
            Sep-96                    15830                   15937
            Oct-96                    16111                   16228
            Nov-96                    17236                   17373
            Dec-96                    17017                   17164
            Jan-97                    17943                   18113
            Feb-97                    17954                   18133
            Mar-97                    17136                   17313
            Apr-97                    17985                   18165
            May-97                    19193                   19406
            Jun-97                    19989                   20213
            Jul-97                    21564                   21798
            Aug-97                    20660                   20913
            Sep-97                    21812                   22099
            Oct-97                    21072                   21357
            Nov-97                    21879                   22175
            Dec-97                    22323                   22619
            Jan-98                    22439                   22736
            Feb-98                    24031                   24363
            Mar-98                    25207                   25570
            Apr-98                    25434                   25821
            May-98                    24824                   25184
            Jun-98                    25669                   26035
            Jul-98                    25228                   25563
            Aug-98                    21407                   21647
            Sep-98                    22827                   23123
            Oct-98                    24563                   24879
            Nov-98                    26061                   26400
            Dec-98                    27707                   28078
            Jan-99                    28636                   29032
            Feb-99                    27633                   28004
            Mar-99                    28635                   29031
            Apr-99                    29915                   30342
            May-99                    29326                   29765
            Jun-99                    30823                   31269
            Jul-99                    29906                   30321
            Aug-99                    29591                   29976
            Sep-99                    28848                   29210
            Oct-99                    30622                   31042
            Nov-99                    31478                   31911
            Dec-99                    33476                   33947
            Jan-00                    32155                   32617
            Feb-00                    32389                   32919
            Mar-00                    34877                   35498
            Apr-00                    33702                   34247
            May-00                    32795                   33285
            Jun-00                    33723                   34271
            Jul-00                    33143                   33665
            Aug-00                    35601                   36161
            Sep-00                    33973                   34524
            Oct-00                    33509                   34032
            Nov-00                    30437                   30896
            Dec-00                    30936                   31415
            1/1/2003                  31975                   32490
            2/1/2003                  29059                   29521
            3/1/2003                  27167                   27597
            4/1/2003                  29338                   29810
            5/1/2003                  29569                   30049
            6/1/2003                  29008                   29495
            7/1/2003                  28529                   29009
            8/1/2003                  26844                   27296
            9/1/2003                  24475                   24888
            10/1/2003                 25033                   25467
            11/1/2003                 26942                   27428
            12/1/2003                 27307                   27815
            1/2/2003                  26957                   27466
            2/2/2003                  26399                   26905
            3/2/2003                  27539                   28084
            4/2/2003                  26091                   26611
            5/2/2003                  25791                   26303
            6/2/2003                  23927                   24409
            7/2/2003                  22028                   22581
            8/2/2003                  22123                   22687
            9/2/2003                  19801                   20303
            10/2/2003                 21366                   21919
            11/2/2003                 22645                   23245
            12/2/2003                 21364                   21932
            1/3/2003                  20836                   21394
            2/3/2003                  20486                   21041
            3/3/2003                  20693                   21262
            4/3/2003                  22371                   22999
            5/3/2003                  23704                   24389
            6/3/2003                  24012                   24718


The graph assumes a $10,000 investment in the CREF Equity Index Account on April 29, 1994. It shows that, by June 30, 2003, the investment would have grown to $24,012. For comparison, the graph shows how the Russell 3000, the Equity Index Account's benchmark, changed over the same period.


TEN LARGEST HOLDINGS AS OF 6/30/03


                                SHARES     MARKET VALUE   PERCENT OF
   COMPANY                   (IN MILLIONS) (IN MILLIONS)  NET ASSETS

   General Electric Co           5.7         $162.1         2.80
   Pfizer, Inc                   4.5          152.5         2.64
   Exxon Mobil Corp              3.8          135.7         2.35
   Microsoft Corp                5.1          129.6         2.24
   Citigroup, Inc                2.9          124.6         2.15
   Johnson & Johnson             1.7           86.8         1.50
   Wal-Mart Stores, Inc          1.5           80.7         1.40
   Intel Corp                    3.7           76.8         1.33
   Merck & Co, Inc               1.3           76.8         1.33
   Int'l Business Machines Corp  0.9           75.6         1.31


PORTFOLIO COMPOSITION AS OF 6/30/2003

                    Consumer Products
                    and Services                  36.6%

                    Financial Services            20.4%

                    Technology                    15.6%

                    Manufacturing
                    and Materials                 13.3%

                    Utilities                      6.8%

                    Energy                         5.3%

                    Transportation                 1.4%

                    Short-Term Investments         0.6%


PERFORMANCE AT A GLANCE AS OF 6/30/2003

                                        AVERAGE ANNUAL COMPOUND             CUMULATIVE RATES OF            EXPENSES FOR
                                       RATES OF TOTAL RETURN(1,2)            TOTAL RETURN(1,2)               6 MONTHS
                                                          SINCE                                   SINCE        ENDED    NET ASSETS
                                      1 YEAR  5 YEARS  INCEPTION(3) 6 MONTHS  1 YEAR  5 YEARS  INCEPTION(3)  6/30/2003 (IN BILLIONS)


   EQUITY INDEX ACCOUNT               0.37%    -1.32%     10.08%     12.41%   0.37%    -6.44%    141.43%      0.27%(4)    $5.78
   Russell 3000 Index5                0.77     -1.13      10.36      12.71    0.77     -5.53     147.22         --          --

(1) Due to market volatility, recent performance of the CREF Equity Index Account may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org or call 800 842-2776.

(2) Past performance of the Equity Index Account should not be taken as a guarantee of the same future rates of return. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption.

(3)  Inception date: 4/29/1994

(4) The expense ratio shown here is based on actual expenses for the first six months of 2003. Note that the expense ratio quoted in the prospectus is an estimate (annualized) based on projected expenses and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in investment results.

(5) The Russell 3000 is an unmanaged index of stocks of about 3,000 of the largest (based on market capitalization) publicly traded U.S. companies. The Russell 3000 Index is a trademark and service mark of the Frank Russell Company. No CREF account is promoted, endorsed, sponsored, or sold by or affiliated with the Frank Russell Company.


10     College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - MONEY MARKET ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                                         VALUE (000)
  ---------                                                         -----------

GOVERNMENT BOND--0.14%
 U.S. GOVERNMENT AND AGENCY--0.14%
                 Federal National Mortgage Association (FNMA)
$ 10,025,000       3.000%, 06/15/04 ...............................  $   10,220
                                                                     ----------
                                                                         10,220
                                                                     ----------
                   TOTAL U.S. GOVERNMENT AND AGENCY
                   TOTAL GOVERNMENT BOND
                     (COST $10,223)                                      10,220
                                                                     ----------
SHORT TERM INVESTMENTS--99.79%
 CERTIFICATES OF DEPOSIT--8.71%
                 Barclays Bank, plc ...............................      49,999
 50,000,000        1.220%, 07/28/03 ...............................      50,000
 50,000,000        1.220%, 08/04/03
                 Canadian Imperial Bank Of Commerce ...............      39,997
 40,000,000        1.040%, 09/30/03 ...............................      25,046
 25,000,000        1.340%, 03/25/04 ...............................      21,326
 21,300,000        1.340%, 04/23/04
                 Credit Agricole ..................................      50,001
 50,000,000        1.050%, 08/08/03 ...............................      20,000
 20,000,000        1.230%, 07/09/03
                 First Tennessee National Bank ....................      17,500
 17,500,000        1.210%, 07/31/03
                 Rabobank .........................................      25,030
 25,000,000        1.330%, 05/14/04
                 Royal Bank Of Scotland plc .......................      40,000
 40,000,000        1.050%, 08/26/03
                 Toronto Dominion Bank ............................      50,000
 50,000,000        1.200%, 07/03/03 ...............................      17,021
 17,000,000        1.350%, 04/15/04
                 Wells Fargo ......................................      49,997
 50,000,000        1.030%, 08/29/03 ...............................      25,000
 25,000,000        1.040%, 08/25/03 ...............................      25,000
 25,000,000        1.210%, 07/23/03 ...............................      25,000
 25,000,000        1.230%, 07/07/03
                 Westdeutsche Landesbank ..........................      50,011
 50,000,000        1.200%, 08/28/03 ...............................      50,028
 50,000,000        1.260%, 10/14/03                                  ----------
                                                                        630,956
                   TOTAL CERTIFICATES OF DEPOSIT                     ----------

 COMMERCIAL PAPER--66.96%
                 Abn Amro North America Finance, Inc ..............      37,112
 37,120,000        1.000%, 07/07/03 ...............................      32,985
 33,000,000        1.030%, 07/16/03
                 American Express Credit Corp .....................      43,783
 43,800,000        1.220%, 07/11/03 ...............................      49,964
 50,000,000        1.240%, 07/22/03 ...............................       7,175
  7,195,000        1.000%, 10/02/03
                 American Honda Finance, Corp .....................      18,514
 18,520,000        1.230%, 07/10/03 ...............................      49,960
 50,000,000        1.200%, 07/24/03 ...............................      30,977
 31,000,000        1.050%, 07/25/03 ...............................      49,952
 50,000,000        1.210%, 07/29/03
                 Asset Securitization Coop Corp ...................      43,997
 44,000,000     c  1.220%, 07/02/03 ...............................      19,992
 20,000,000     c  1.230%, 07/11/03 ...............................      14,991
 15,000,000     c  1.240%, 07/17/03 ...............................      10,992
 11,000,000     c  1.170%, 07/23/03 ...............................       9,993
 10,000,000     c  1.020%, 07/25/03 ...............................      24,976
 25,000,000     c  1.220%, 07/29/03 ...............................      24,973
 25,000,000     c  1.050%, 08/06/03
                 Bank of Nova Scotia ..............................      49,969
 50,000,000        1.230%, 07/18/03 ...............................      49,873
 50,000,000        1.040%, 09/26/03
                 Barclays U.S. Funding Corp .......................      24,467
 24,500,000        0.920%, 08/22/03

                 Bellsouth Corp ...................................      31,165
 31,180,000        1.020%, 07/17/03
                 Beta Finance, Inc ................................       2,999
  3,000,000     c  1.260%, 07/07/03 ...............................      28,992
 29,000,000     c  1.230%, 07/08/03 ...............................       7,748
  7,750,000     c  1.260%, 07/09/03 ...............................      37,454
 37,500,000     c  0.960%, 08/15/03 ...............................      32,956
 33,000,000     c  1.000%, 08/20/03 ...............................       2,495
  2,500,000     c  1.210%, 09/02/03 ...............................       9,979
 10,000,000     c  1.020%, 09/10/03 ...............................      25,446
 25,500,000     c  0.980%, 09/11/03
                 BMW US Capital Corp ..............................      24,985
 25,000,000        1.240%, 07/17/03 ...............................      48,471
 48,500,000        0.990%, 07/22/03 ...............................      11,985
 12,000,000        1.170%, 08/11/03 ...............................      49,937
 50,000,000        1.220%, 08/14/03 ...............................       6,984
  7,000,000        1.070%, 09/15/03
                 Canadian Wheat Board (The) .......................       4,999
  5,000,000        1.250%, 07/07/03 ...............................       1,899
  1,900,000        1.250%, 07/15/03 ...............................      11,993
 12,000,000        1.250%, 07/17/03 ...............................      14,981
 15,000,000        1.250%, 08/14/03 ...............................      11,484
 11,500,000        1.260%, 08/21/03 ...............................      10,263
 10,280,000        1.250%, 08/27/03 ...............................       9,979
 10,000,000        1.230%, 09/10/03
                 Caterpillar Financial Services Corp ..............      15,427
 15,435,000        1.250%, 07/15/03
                 CC (USA), Inc ....................................       5,000
  5,000,000     c  1.260%, 07/01/03 ...............................      40,986
 41,000,000     c  1.260%, 07/10/03 ...............................       6,497
  6,500,000     c  1.250%, 07/14/03 ...............................      21,985
 22,000,000     c  1.230%, 07/21/03 ...............................      12,499
 12,515,000     c  1.230%, 08/14/03 ...............................      21,964
 22,000,000     c  1.230%, 08/26/03 ...............................      23,438
 23,500,000     c  1.050%, 09/30/03
                 Ciesco LP ........................................      44,979
 45,000,000        1.230%, 07/14/03 ...............................      59,531
 59,560,000     c  0.980%, 07/15/03 ...............................       9,492
  9,500,000        0.950%, 07/30/03 ...............................      18,983
 19,000,000        1.000%, 08/01/03 ...............................      16,974
 17,000,000        1.050%, 08/22/03
                 Citicorp .........................................      29,989
 30,000,000        1.210%, 07/11/03 ...............................      24,987
 25,000,000        1.250%, 07/16/03 ...............................      31,326
 31,365,000        1.030%, 08/12/03
                 Coca-Cola Co/The Coca Cola .......................       4,995
  5,000,000        1.010%, 08/04/03
                 Coca-Cola Enterprises, Inc .......................       9,994
 10,000,000        1.260%, 07/17/03
                 Corporate Asset Funding Corp, Inc ................      19,999
 20,000,000     c  1.220%, 07/02/03 ...............................      34,996
 35,000,000     c  1.240%, 07/03/03 ...............................      12,996
 13,000,000     c  1.220%, 07/10/03 ...............................      19,992
 20,000,000     c  1.080%, 07/14/03 ...............................       8,355
  8,360,000     c  1.020%, 07/22/03 ...............................      20,983
 21,000,000     c  1.240%, 07/23/03 ...............................      26,976
 27,000,000     c  0.960%, 07/29/03 ...............................       5,495
  5,500,000     c  1.000%, 07/30/03
                 Credit Agricole Usa, Inc
 38,311,000        1.240%, 07/09/03 ...............................      38,299
                 Delaware Funding Corp
 22,000,000     c  1.230%, 07/03/03 ...............................      21,998
 50,000,000     c  1.200%, 07/08/03 ...............................      49,987
  5,000,000     c  1.230%, 07/14/03 ...............................       4,998
 35,000,000     c  1.100%, 07/16/03 ...............................      34,983
 11,000,000     c  1.050%, 07/30/03 ...............................      10,990
 18,000,000     c  1.040%, 08/18/03 ...............................      17,975
  8,170,000     c  1.030%, 08/21/03 ...............................       8,158


                        SEE NOTES TO FINANCIAL STATEMENTS

                    2003 SEMIANNUAL REPORT  College Retirement Equities Fund  11

   Statement of Investments (Unaudited) - MONEY MARKET ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                                         VALUE (000)
  ---------                                                         -----------

 COMMERCIAL PAPER--(CONTINUED)
                 Dorada Finance, Inc
$10,000,000     c  1.220%, 07/01/03 ...............................  $   10,000
 20,500,000     c  1.230%, 07/10/03 ...............................      20,493
 22,200,000     c  1.260%, 07/11/03 ...............................      22,192
 14,500,000     c  1.230%, 07/21/03 ...............................      14,490
                 Du Pont Ei De Nemours & Co
 50,000,000        1.000%, 07/21/03 ...............................      49,971
 35,000,000        1.180%, 07/22/03 ...............................      34,975
 44,385,000        1.190%, 08/13/03 ...............................      44,331
  9,305,000        1.170%, 08/14/03 ...............................       9,293
 11,000,000        0.920%, 08/19/03 ...............................      10,986
                 Edison Asset Securitization, LLC
 15,484,000     c  1.230%, 07/28/03 ...............................      15,470
  4,500,000     c  1.190%, 08/07/03 ...............................       4,495
  9,495,000     c  1.230%, 08/08/03 ...............................       9,483
  8,750,000     c  1.230%, 08/11/03 ...............................       8,739
 42,000,000     c  0.940%, 08/20/03 ...............................      41,944
 30,000,000     c  1.200%, 08/26/03 ...............................      29,951
 39,000,000        0.930%, 09/22/03 ...............................      38,905
                 Fcar Owner Trust
 26,000,000        1.260%, 07/07/03 ...............................      25,994
 25,000,000        1.230%, 07/24/03 ...............................      24,980
 30,000,000        1.270%, 08/05/03 ...............................      29,966
 25,000,000        1.110%, 08/15/03 ...............................      24,967
 19,000,000        0.940%, 10/21/03 ...............................      18,938
 25,000,000        1.050%, 11/21/03 ...............................      24,896
                 Fleet Funding Corp
 32,285,000     c  1.250%, 07/21/03 ...............................      32,263
 50,000,000     c  1.120%, 08/07/03 ...............................      49,941
  9,365,000     c  1.120%, 08/08/03 ...............................       9,354
 27,000,000     c  0.950%, 08/18/03 ...............................      26,965
  5,000,000     c  1.050%, 09/09/03 ...............................       4,990
                 Fortune Brands
 12,000,000     c  1.210%, 07/09/03 ...............................      11,996
  4,387,000     c  1.080%, 07/16/03 ...............................       4,385
 14,360,000     c  1.150%, 07/18/03 ...............................      14,352
 10,000,000     c  1.150%, 07/23/03 ...............................       9,993
 20,000,000     c  1.150%, 07/24/03 ...............................      19,985
                 General Electric Capital Corp
 12,300,000        1.220%, 07/25/03 ...............................      12,290
 15,000,000        1.270%, 08/04/03 ...............................      14,983
 14,772,000        1.020%, 08/11/03 ...............................      14,754
 25,250,000        1.250%, 08/28/03 ...............................      25,207
 50,000,000        0.920%, 09/08/03 ...............................      49,899
                 Govco , Inc
 28,500,000     c  1.235%, 07/02/03 ...............................      28,498
 40,000,000     c  1.060%, 07/16/03 ...............................      39,981
 25,000,000     c  1.210%, 08/19/03 ...............................      24,968
 28,000,000     c  1.200%, 08/21/03 ...............................      27,961
 25,000,000     c  1.210%, 08/25/03 ...............................      24,965
  2,200,000     c  1.030%, 09/15/03 ...............................       2,195
                 Greyhawk Funding LLC
  8,600,000     c  1.050%, 07/03/03 ...............................       8,599
 25,000,000     c  1.250%, 07/07/03 ...............................      24,994
  4,205,000     c  1.250%, 07/08/03 ...............................       4,204
 30,000,000     c  1.250%, 07/10/03 ...............................      29,990
 14,383,000     c  1.220%, 07/14/03 ...............................      14,376
 30,385,000     c  1.160%, 07/17/03 ...............................      30,368
 20,000,000     c  1.180%, 07/18/03 ...............................      19,988
 15,000,000     c  1.000%, 07/21/03 ...............................      14,991
                 Harley-Davidson Funding Corp
  7,100,000     c  1.030%, 07/28/03 ...............................       7,094
                 Home Depot Funding Corp
 97,000,000     c  1.050%, 12/02/03 ...............................      96,570
 50,000,000     c  0.910%, 12/16/03 ...............................      49,758
                 Johnson & Johnson
  8,000,000     c  1.230%, 08/01/03 ...............................       7,991
 30,000,000     c  1.170%, 08/06/03 ...............................      29,966
 30,000,000     c  1.170%, 08/07/03 ...............................      29,964
 25,000,000     c  1.230%, 08/29/03 ...............................      24,956
                 Kimberly-Clark Worldwide, Inc
 10,698,000     c  1.200%, 07/11/03 ...............................      10,694
 10,800,000     c  1.030%, 07/16/03 ...............................      10,795
 20,300,000     c  1.010%, 07/17/03 ...............................      20,290
  5,300,000     c  1.210%, 07/18/03 ...............................       5,297
                 Kitty Hawk Funding Corp
 30,000,000     c  1.000%, 07/22/03 ...............................      29,982
  3,000,000     c  1.010%, 07/23/03 ...............................       2,998
 40,305,000     c  0.950%, 07/31/03 ...............................      40,272
 50,000,000     c  1.050%, 09/22/03 ...............................      49,879
                 Links Finance LLC
 41,955,000     c  1.240%, 07/30/03 ...............................      41,913
 18,825,000     c  1.240%, 08/01/03 ...............................      18,804
 50,000,000     c  1.210%, 09/03/03 ...............................      49,906
 12,500,000     c  1.200%, 09/15/03 ...............................      12,472
                 Mcgraw-Hill Cos , Inc
 13,357,000        1.190%, 09/02/03 ...............................      13,332
                 Merck & Co, Inc
  7,500,000        0.950%, 07/09/03 ...............................       7,498
 75,000,000        1.070%, 07/10/03 ...............................      74,976
 25,000,000        1.070%, 07/11/03 ...............................      24,992
                 Moriarty LLC
 50,000,000     c  1.250%, 07/01/03 ...............................      49,998
                 Paccar Financial Corp
 30,225,000        1.230%, 07/24/03 ...............................      30,201
 14,610,000        1.385%, 08/01/03 ...............................      14,594
                 Park Avenue Receivables Corp
 34,000,000     c  1.140%, 07/14/03 ...............................      33,985
 24,504,000     c  1.070%, 07/29/03 ...............................      24,483
                 Pfizer, Inc
 34,000,000     c  1.190%, 07/02/03 ...............................      33,998
 10,000,000     c  1.210%, 07/14/03 ...............................       9,995
 50,000,000     c  1.200%, 07/15/03 ...............................      49,975
 31,000,000     c  1.170%, 07/16/03 ...............................      30,984
 25,000,000     c  1.140%, 07/28/03 ...............................      24,978
                 Preferred Receivables Funding Corp
 12,000,000     c  1.230%, 07/07/03 ...............................      11,997
 20,000,000     c  1.050%, 07/21/03 ...............................      19,988
 32,000,000     c  1.050%, 07/22/03 ...............................      31,979
 25,000,000     c  1.050%, 07/23/03 ...............................      24,983
 50,000,000     c  1.000%, 07/25/03 ...............................      49,965
 11,000,000     c  0.980%, 07/28/03 ...............................      10,992
                 Private Export Funding Corp
 35,000,000     c  1.220%, 07/15/03 ...............................      34,982
 16,000,000     c  1.250%, 07/23/03 ...............................      15,988
 30,000,000     c  1.200%, 08/15/03 ...............................      29,961
 10,550,000     c  1.160%, 10/01/03 ...............................      10,522
  9,500,000     c  1.180%, 11/04/03 ...............................       9,465
 21,455,000     c  1.140%, 11/19/03 ...............................      21,367
  2,610,000     c  1.150%, 12/03/03 ...............................       2,598
  5,000,000     c  0.900%, 12/16/03 ...............................       4,976
                 Rabobank Usa Financial Corp
 14,028,000        1.300%, 07/01/03 ...............................      14,027
 11,135,000        1.200%, 07/02/03 ...............................      11,134
 57,920,000        1.220%, 07/11/03 ...............................      57,898
                 Receivables Capital Corp
  6,293,000     c  0.950%, 08/06/03 ...............................       6,287
                 Royal Bank Of Scotland plc
 35,000,000        1.250%, 07/02/03 ...............................      34,998
 33,000,000        1.200%, 07/08/03 ...............................      32,991
 22,000,000        1.210%, 07/09/03 ...............................      21,993
  5,300,000        1.250%, 07/16/03 ...............................       5,297
  6,300,000        0.950%, 08/06/03 ...............................       6,294
                 SBC International, Inc
 30,900,000     c  1.250%, 07/07/03 ...............................      30,893


                       SEE NOTES TO FINANCIAL STATEMENTS

12   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - MONEY MARKET ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                                         VALUE (000)
  ---------                                                         -----------

 COMMERCIAL PAPER--(CONTINUED)
$21,200,000     c  0.980%, 07/09/03 ............................... $   21,195
 30,494,000     c  1.020%, 07/17/03 ...............................     30,478
 35,000,000     c  1.030%, 07/24/03 ...............................     34,977
                 Sigma Finance , Inc
 15,000,000     c  1.240%, 07/08/03 ...............................     14,996
  5,000,000     c  1.250%, 07/16/03 ...............................      4,997
 19,000,000     c  1.200%, 08/07/03 ...............................     18,977
 20,000,000     c  1.000%, 08/27/03 ...............................     19,967
                 Societe Generale North America, Inc
 55,000,000        1.205%, 07/01/03 ...............................     54,998
 10,000,000        1.245%, 07/07/03 ...............................      9,998
 20,000,000        1.240%, 08/01/03 ...............................     19,978
 35,000,000        1.215%, 08/05/03 ...............................     34,960
 30,000,000        1.075%, 09/10/03 ...............................     29,938
                 UBS Finance, (Delaware) Inc
  8,715,000        1.020%, 08/25/03 ...............................      8,701
 24,675,000        1.040%, 09/24/03 ...............................     24,614
 18,000,000        1.310%, 07/01/03 ...............................     17,999
 15,056,000        1.200%, 07/08/03 ...............................     15,052
 14,000,000        1.010%, 07/21/03 ...............................     13,992
 31,000,000        1.060%, 07/28/03 ...............................     30,974
  7,500,000        1.000%, 08/04/03 ...............................      7,493
                 Unilever Capital Corp
 13,000,000     c  1.010%, 07/24/03 ...............................     12,991
                 Variable Funding Capital Corp
 50,000,000     c  1.230%, 07/08/03 ...............................     49,986
 30,000,000     c  1.220%, 08/05/03 ...............................     29,966
                 Westdeutsche Landesbank
 45,955,000        1.200%, 09/03/03 ...............................     45,869
                                                                    ----------
                   TOTAL COMMERCIAL PAPER                            4,849,220
                                                                    ----------
 MEDIUM TERM NOTES--0.14%
                 Associates Corp Of North America
 10,000,000        5.800%, 04/20/04 ...............................     10,380
                                                                    ----------
                   TOTAL MEDIUM TERM NOTES                              10,380
                                                                    ----------
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES--19.90%
                 Federal Farm Credit Bank (FFCB)
 12,058,000        1.255%, 09/03/03 ...............................     12,037
  3,465,000        1.270%, 09/26/03 ...............................      3,457
 27,705,000        1.280%, 03/02/04 ...............................     27,514
                 Federal Home Loan Bank (FHLB)
  3,945,000        2.040%, 07/01/03 ...............................      3,945
 13,832,000        1.130%, 07/16/03 ...............................     13,825
 25,000,000        1.130%, 07/18/03 ...............................     24,986
 41,470,000        1.150%, 07/30/03 ...............................     41,430
  3,000,000        0.910%, 08/08/03 ...............................      2,997
 50,000,000        1.320%, 08/11/03 ...............................     49,942
 12,100,000        0.880%, 12/24/03 ...............................     12,042
  9,420,000        0.890%, 01/07/04 ...............................      9,370
 21,507,000        0.870%, 01/22/04 ...............................     21,384
  6,320,000        0.890%, 05/21/04 ...............................      6,259
                 Federal Home Loan Mortgage Corp (FHLMC)
 49,985,000        1.170%, 07/09/03 ...............................     49,971
  1,199,000        0.880%, 07/17/03 ...............................      1,198
  2,000,000        1.280%, 07/18/03 ...............................      1,999
 49,445,000        1.350%, 08/14/03 ...............................     49,385
 10,230,000        1.130%, 08/21/03 ...............................     10,216
 10,265,000        1.035%, 09/11/03 ...............................     10,245
 33,600,000        0.970%, 09/12/03 ...............................     33,533
 12,550,000        1.690%, 09/19/03 ...............................     12,523
 15,831,000        1.100%, 09/30/03 ...............................     15,792
 62,000,000        1.010%, 10/09/03 ...............................     61,831
 20,000,000        1.800%, 10/20/03 ...............................     19,940
  2,650,000        1.490%, 10/22/03 ...............................      2,642
 40,000,000        1.060%, 10/31/03 ...............................     39,866
 50,000,000        1.490%, 11/06/03 ...............................     49,824
 19,970,000        1.240%, 12/04/03 ...............................     19,885
 25,000,000        1.240%, 12/15/03 ...............................     24,886
  9,040,000        1.240%, 12/19/03 ...............................      8,998
 38,100,000        1.250%, 12/29/03 ...............................     37,907
  4,600,000        1.200%, 12/31/03 ...............................      4,576
  6,585,000        1.240%, 02/26/04 ...............................      6,540
 25,000,000        1.235%, 03/25/04 ...............................     24,811
 15,000,000        1.285%, 04/22/04 ...............................     14,869
                 Federal National Mortgage Association (FNMA)
 85,875,000        0.950%, 07/23/03 ...............................     85,814
  1,320,000        0.960%, 07/25/03 ...............................      1,319
100,000,000        0.900%, 07/31/03 ...............................     99,923
 12,040,000        0.910%, 08/08/03 ...............................     12,028
 32,880,000        0.920%, 08/13/03 ...............................     32,843
 28,524,000        1.175%, 08/20/03 ...............................     28,488
 17,900,000        0.910%, 08/25/03 ...............................     17,875
 80,000,000        0.970%, 08/27/03 ...............................     79,875
 28,200,000        1.000%, 09/03/03 ...............................     28,151
 50,000,000        0.885%, 09/24/03 ...............................     49,884
 50,000,000        0.890%, 10/27/03 ...............................     49,840
 50,000,000        0.900%, 10/30/03 ...............................     49,834
 17,540,000        0.880%, 10/31/03 ...............................     17,481
 30,000,000        0.880%, 11/05/03 ...............................     29,895
 23,310,000        0.950%, 12/10/03 ...............................     23,207
  5,580,000        1.140%, 12/12/03 ...............................      5,555
 30,000,000        0.870%, 12/17/03 ...............................     29,861
  6,665,000        1.180%, 12/23/03 ...............................      6,633
 14,880,000        1.250%, 12/31/03 ...............................     14,804
 11,250,000        0.970%, 04/02/04 ...............................     11,158
 36,071,000        0.970%, 04/30/04 ...............................     35,747
                                                                    ----------
                   TOTAL U.S. GOVERNMENT AND AGENCIES
                     DISCOUNT NOTES                                  1,440,840
                                                                    ----------
 VARIABLE NOTES--4.08%
                 American Express Credit Corp
 25,000,000        1.344%, 11/10/03 ...............................     25,008
 15,100,000        1.416%, 12/17/03 ...............................     15,105
                 CC (USA), Inc
 15,000,000        1.235%, 10/10/03 ...............................     15,002
                 Credit Suisse
 50,000,000        1.786%, 09/04/03 ...............................     50,020
 25,000,000        1.310%, 10/09/03 ...............................     25,000
                 Links Finance LLC
 25,000,000        1.330%, 11/26/03 ...............................     24,998
                 Paccar Financial Corp
 30,000,000        1.138%, 12/22/03 ...............................     30,015
                 Sigma Finance, Inc
 40,000,000        1.300%, 02/10/04 ...............................     39,996
 25,000,000        1.340%, 02/25/04 ...............................     24,996
 25,000,000        1.285%, 05/04/04 ...............................     24,998
                 Southtrust Bank Na
 20,000,000        1.478%, 10/03/03 ...............................     20,010
                                                                    ----------
                   TOTAL VARIABLE NOTES                                295,148
                                                                    ----------
                 TOTAL SHORT TERM INVESTMENTS
                 (COST $7,225,815)                                   7,226,544
                                                                    ----------
                 TOTAL PORTFOLIO--99.93%
                  (COST $7,236,038)                                  7,236,764
                 OTHER ASSETS & LIABILITIES, NET--0.07%                  4,977
                                                                    ----------
                 NET ASSETS--100.00%                                $7,241,741
                                                                    ==========

----------
c Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

Note that the funds may use more specific industry categories in following their investment limitations on industry concentration.


                        SEE NOTES TO FINANCIAL STATEMENTS

                     2003 SEMIANNUAL REPORT College Retirement Equities Fund  13

Statement of Investments (Unaudited) -
                                   INFLATION-LINKED BOND ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                                         VALUE (000)
  ---------                                                         -----------

 GOVERNMENT BONDS--97.39%
  U.S. TREASURY INFLATION-LINKED SECURITIES--97.39%
$304,237,481       3.375%, 01/15/07 ............................... $  334,091
 194,025,623       3.625%, 01/15/08 ...............................    217,672
 359,942,527       3.875%, 01/15/09 ...............................    412,246
 375,803,006       4.250%, 01/15/10 ...............................    442,273
 264,901,299       3.500%, 01/15/11 ...............................    300,870
 164,000,000       3.625%, 05/15/13 ...............................    165,281
 354,760,475       3.625%, 04/15/28 ...............................    432,420
 339,128,829       3.875%, 04/15/29 ...............................    432,654
  77,978,421       3.375%, 04/15/32 ...............................     94,404
                                                                    ----------
                 TOTAL U.S. TREASURY INFLATION-LINKED SECURITIES     2,831,911
                                                                    ----------
                 TOTAL GOVERNMENT BONDS
                  (COST $2,589,905)                                  2,831,911
                                                                    ----------
 SHORT TERM INVESTMENTS--1.89%
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED--1.89%
                 REPURCHASE AGREEMENTS
                 Bear Stearns & Co., 1.250% Dated 6/30/03,
                  Due 07/01/03 In The Amount Of $22,730,789 (Fully Collateralized By High Grade Dept Obligations:
 22,731,000         Total Market Value $23,391,241) ...............     22,731
                 Goldman Sachs & Co., 1.240% Dated 6/30/03,
                  Due 07/01/03 In The Amount Of $25,000,861 (Fully Collateralized By High Grade Dept Obligations:
 25,001,000         Total Market Value $25,500,068) ...............     25,001
                 Merrill Lynch & Co. Inc, 1.250% Dated 6/30/03,
                  Due 07/01/03 In The Amount Of $7,255,242
                  (Fully Collateralized By High Grade Dept
                  Obligations:
  7,255,000         Total Market Value $7,400,139) ................      7,255
                                                                    ----------
                 TOTAL INVESTMENT OF CASH COLLATERAL
                    FOR SECURITIES LOANED                               54,987
                                                                    ----------
                 TOTAL SHORT TERM INVESTMENTS
                  (COST $54,987)
                 TOTAL PORTFOLIO--99.28%
                  (COST $2,644,892)                                  2,886,898
                 OTHER ASSETS & LIABILITIES--0.72%                      21,022
                                                                    ----------
                 NET ASSETS--100.00%                                $2,907,920
                                                                    ==========


Note that the funds may use more specific industry categories in following their investment limitations on industry concentration.





                       SEE NOTES TO FINANCIAL STATEMENTS

14  College Retirement Equities Fund 2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - BOND MARKET ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

                               Summary by Industry

                                                           VALUE (000)      %
--------------------------------------------------------------------------------
BONDS
CORPORATE BONDS
Amusement and Recreation Services .......................  $    5,380      0.09%
Apparel and Other Textile Products ......................       1,760      0.03
Asset Backed ............................................     113,309      1.86
Auto Repair, Services and Parking .......................       5,692      0.09
Business Services .......................................      50,260      0.83
Chemicals and Allied Products ...........................      51,931      0.85
Communications ..........................................     179,295      2.94
Depository Institutions .................................     199,062      3.27
Electric, Gas, and Sanitary Services ....................     135,898      2.24
Electronic and Other Electric Equipment .................      10,195      0.17
Engineering and Management Services .....................       5,734      0.09
Finance, Taxation and Monetary Policy ...................       3,025      0.05
Food and Kindred Products ...............................      70,850      1.16
Food Stores .............................................      11,000      0.18
Forestry ................................................       8,832      0.15
Furniture and Fixtures ..................................       2,038      0.03
General Building Contractors ............................      25,842      0.42
General Merchandise Stores ..............................      26,091      0.43
Health Services .........................................       4,283      0.07
Holding and Other Investment Offices ....................      32,266      0.53
Hotels and Other Lodging Places .........................       2,190      0.04
Industrial Machinery and Equipment ......................      10,806      0.18
Instruments and Related Products ........................       8,385      0.14
Insurance Agents, Brokers and Services ..................      13,463      0.22
Insurance Carriers ......................................      40,923      0.67
Metal Mining ............................................       8,852      0.15
Miscellaneous Retail ....................................       6,070      0.10
Motion Pictures .........................................      11,407      0.19
Nondepository Institutions ..............................     118,452      1.94
Oil and Gas Extraction ..................................      53,182      0.87
Other Mortgage Backed Securities ........................     104,491      1.72
Paper and Allied Products ...............................      15,092      0.25
Personal Services .......................................       2,140      0.04
Petroleum and Coal Products .............................      44,684      0.73
Pipelines, Except Natural Gas ...........................       9,626      0.16
Primary Metal Industries ................................       8,137      0.13
Printing and Publishing .................................      34,078      0.56
Railroad Transportation .................................      35,324      0.58
Rubber and Miscellaneous Plastic Products ...............       5,689      0.09
Security and Commodity Brokers ..........................      52,046      0.86
Tobacco Products ........................................       1,226      0.02
Transportation By Air ...................................       7,582      0.12
Transportation Equipment ................................      61,107      1.00
Wholesale Trade-Durable Goods ...........................       7,401      0.12
Wholesale Trade-Nondurable Goods ........................      29,455      0.48
                                                           ----------    ------
TOTAL CORPORATE BONDS ...................................   1,634,551     26.84
                                                           ----------    ------
 (COST $1,505,340)
GOVERNMENT BONDS
Agency Securities .......................................   1,363,536     22.39
Foreign Government Bonds ................................      94,766      1.56
Mortgage Backed Securities ..............................   1,776,233     29.17
U.S. Treasury Securities ................................   1,080,678     17.74
                                                           ----------    ------
TOTAL GOVERNMENT BONDS ..................................   4,315,213     70.86
 (COST $4,271,422)                                         ----------    ------

TOTAL BONDS .............................................   5,949,764     97.70
 (COST $5,776,762)                                         ----------    ------

TIAA-CREF MUTUAL FUND ...................................       3,111      0.05
 (COST $2,902)                                             ----------    ------

SHORT TERM INVESTMENTS
Certificates of Deposit .................................      50,006      0.82%
Commercial Paper ........................................     448,078      7.36
Investment of Cash Collateral ...........................     277,838      4.56
                                                           ----------    ------
TOTAL SHORT TERM INVESTMENTS ............................     775,922     12.74
 (COST $775,520)                                           ----------    ------

TOTAL PORTFOLIO
 (COST $6,555,184) ......................................   6,728,797    110.49
OTHER ASSETS AND LIABILITIES, NET .......................    (638,611)   (10.49)
                                                           ----------    ------
NET ASSETS ..............................................  $6,090,186    100.00%
                                                           ==========    ======

  PRINCIPAL                                              RATINGS+    VALUE (000)
  ---------                                              -------     -----------
BONDS--97.70%
 CORPORATE BONDS--26.84%
  AMUSEMENT AND RECREATION SERVICES--0.09%
                 Isle of Capri Casinos, Inc (Guarantee Note)
$ 1,000,000        9.000%, 03/15/12 .....................    B2        $ 1,090
                 Park Place Entertainment
                  Corp (Sr Sub note)
  2,000,000        7.875%, 03/15/10 .....................   Ba2          2,150
  2,000,000        7.000%, 04/15/13 .....................   Ba1          2,140
                                                                       -------
                 TOTAL AMUSEMENT AND RECREATION
                  SERVICES                                               5,380
                                                                       -------
  APPAREL AND OTHER TEXTILE PRODUCTS--0.03%
                 Collins & Aikman Products
                  (Guarantee Note)
  2,000,000        10.750%, 12/31/11 ....................    B1          1,760
                                                                       -------
                 TOTAL APPAREL AND OTHER TEXTILE
                  PRODUCTS                                               1,760
                                                                       -------
  ASSET BACKED--1.86%
                 Chase Funding Loan Acquisition Trust
                  Series 2001-C2 (Class Ia2)
  3,084,125        5.673%, 05/25/22 .....................   Aaa          3,094
                 Chase Funding Mortgage Loan
                  Series 2001-4 (Class1A3)
  8,550,000        5.053%, 02/25/23 .....................   Aaa          8,734
                 CIT Equipment Collateral
                  Series 2000-2 (Class A3)
    127,200        6.840%, 06/20/04 .....................   Aaa            128
                        CIT Group Home Equity Loan Trust
                  Series 2002-1 (Class Af6)
  6,000,000        6.200%, 02/25/30 .....................   Aaa          6,598
                 Countrywide Asset-Backed Certificates
                  Series 2001-1 (Class Af4)
  8,914,469        6.517%, 01/25/29 .....................   Aaa          9,016
                 Countrywide Asset-Backed Certificates
                  Series 2001-Bc1 (Class A3)
      1,666        6.237%, 12/25/26 .....................   Aaa              2
                 Detroit Edison Securitization Funding
                  LLC Series 2001-1 (Class A3)
 10,000,000        5.875%, 03/01/10 .....................   Aaa         11,172
                         Greenpoint Manufactured Housing
                  Series 1999-5 (Class A2)
  1,192,336        7.080%, 02/15/18 .....................   Aaa          1,199
                 Nissan Auto Receivables Owner Trust
                  Series 2001-C (Class A4)
  4,000,000        4.800%, 02/15/07 .....................   Aaa          4,174
                 Peco Energy Transition Trust
                  Series 1999-A (Class A6)
  8,000,000        6.050%, 03/01/09 .....................   Aaa          8,910
                 Peco Energy Transition Trust
                  Series 1999-A (Class A7)
 10,000,000        6.130%, 03/01/09 .....................   Aaa         11,471


+As provided by Moody's Investors Services (Unaudited)

                       SEE NOTES TO FINANCIAL STATEMENTS

                    2003 SEMIANNUAL REPORT College Retirement Equities Fund   15

   Statement of Investments (Unaudited) - BOND MARKET ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                              RATINGS+    VALUE (000)
  ---------                                              -------     -----------

  ASSET BACKED--(CONTINUED)
                 Public Service New Hampshire Funding
                  LLC Series 2001-1 (Class A2)
$12,709,395        5.730%, 11/01/10 .....................   Aaa       $ 14,012
                 Residential Asset Securities Corp
                  Series 2000-KS2 (Class AI3)
  1,649,210        5.751%, 03/25/27 .....................   Aaa          1,667
                 Residential Asset Securities Corp
                  Series 1997-KS3 (Class AI5)
    261,613        7.250%, 08/25/27 .....................   Aaa            266
                 Residential Asset Securities Corp
                  Series 2001-KS2 (Class AI4)
  7,000,000        6.417%, 02/25/29 .....................   Aaa          7,328
                 Residential Asset Securities Corp
                  Series1999-KS2 (Class AI9)
  2,671,646        7.150%, 07/25/30 .....................   Aaa          2,858
                 Residential Asset Securities Corp
                  Series 2001-KS2 (Class AI6)
  2,000,000        6.489%, 10/25/30 .....................   Aaa          2,203
                 Residential Asset Securities Corp
                  Series 2000-KS4 (Class AI6)
 11,000,000        7.435%, 09/25/31 .....................   Aaa         12,277
                 Saxon Asset Securities Trust
                  Series 1999-3 (Class AF6)
  4,022,567        7.525%, 06/25/14 .....................   Aaa          4,473
                 Vanderbilt Mortgage Finance
                  Series 2001-A (Class A2)
  3,670,720        6.120%, 02/07/15 .....................   Aaa          3,727
                                                                      --------
                 TOTAL ASSET BACKED                                    113,309
                                                                      --------
  AUTO REPAIR, SERVICES AND PARKING--0.09%
                 PHH Corp Note
  5,000,000        7.125%, 03/01/13 .....................  Baa1          5,692
                                                                      --------
                 TOTAL AUTO REPAIR, SERVICES AND
                  PARKING                                                5,692
                                                                      --------
  BUSINESS SERVICES--0.83%
                 Advanstar Communications, Inc
                  (Guarantee Note)
  2,000,000     e  12.000%, 02/15/11 ....................  Caa1          1,883
                 AOL Time Warner, Inc
                  (Guarantee Note)
  5,500,000        5.625%, 05/01/05 .....................  Baa1          5,849
 15,000,000        6.875%, 05/01/12 .....................  Baa1         17,162
  2,500,000        7.700%, 05/01/32 .....................  Baa1          2,919
                 Cendant Corp (Sr Note)
  4,000,000        7.375%, 01/15/13 .....................  Baa1          4,688
                 Equifax, Inc Note
  3,500,000        4.950%, 11/01/07 .....................  Baa1          3,706
                 Fiserv, Inc Note
  2,750,000        4.000%, 04/15/08 .....................  Baa2          2,813
                 Midamerican Energy Holdings
                  Co (Sr Note)
  5,000,000        5.875%, 10/01/12 .....................  Baa3          5,445
                 Time Warner, Inc (Guarantee Note)
  3,500,000        6.625%, 05/15/29 .....................  Baa1          3,610
                 United Rentals North America, Inc
                  (Guarantee Note)
  2,000,000     e  10.750%, 04/15/08 ....................    B1          2,185
                                                                      --------
                 TOTAL BUSINESS SERVICES                                50,260
                                                                      --------
  CHEMICALS AND ALLIED PRODUCTS--0.85%
                 Abbott Labs Note
 10,000,000        5.625%, 07/01/06 .....................   Aa3         11,043
                 Du Pont EI de Nemours & Co Deb
  5,000,000        6.500%, 01/15/28 .....................   Aa3          5,823
  3,000,000        4.750%, 11/15/12 .....................   Aa3          3,172
                 Gillette Co/The (Sr Note)
  5,000,000        4.125%, 08/30/07 .....................   Aa3          5,284
                 Johnson & Johnson Deb
  5,000,000        6.950%, 09/01/29 .....................   Aaa          6,316
                 Lyondell Chemical Co
                  (Guarantee Note)
  2,000,000        9.500%, 12/15/08 .....................   Ba3          1,900
                 Merck & Co, Inc Deb
  7,000,000        5.950%, 12/01/28 .....................   Aaa          7,795
                 Pfizer, Inc Note
  5,000,000        3.625%, 11/01/04 .....................   Aaa          5,154
                 Pharmacia Corp Note
  5,000,000        5.750%, 12/01/05 .....................    A1          5,444
                                                                      --------
                 TOTAL CHEMICALS AND ALLIED
                  PRODUCTS                                              51,931
                                                                      --------
  COMMUNICATIONS--2.94%
                 AT&T Corp (Guarantee Note)
  8,698,001        8.375%, 03/15/13 .....................  Baa3         10,880
                 AT&T Corp (Sr Note)
  2,500,000        7.000%, 11/15/06 .....................  Baa2          2,792
  5,750,000        7.800%, 11/15/11 .....................  Baa2          6,624
                 AT&T Wireless Services,
                  Inc (Sr Note)
  4,000,000        7.875%, 03/01/11 .....................  Baa2          4,724
  4,250,000        8.750%, 03/01/31 .....................  Baa2          5,318
                 BellSouth Corp Note
  2,500,000        6.875%, 10/15/31 .....................    A1          2,964
                 BellSouth Telecommunication Note
  5,000,000        6.500%, 06/15/05 .....................   Aa3          5,473
                 British Telecommunications PLC Bond
  5,000,000        8.875%, 12/15/30 .....................  Baa1          6,826
                 CenturyTel, Inc (Sr Note)
  5,000,000        7.875%, 08/15/12 .....................  Baa2          6,310
                 Cingular Wireless LLC (Sr Note)
  2,000,000        7.125%, 12/15/31 .....................    A3          2,363
                 Citizens Communications Co Note
  1,500,000        8.500%, 05/15/06 .....................  Baa2          1,754
  2,500,000        9.250%, 05/15/11 .....................  Baa2          3,245
                 Clear Channel Communications, Inc
                  (Sr Note)
  5,000,000        7.250%, 09/15/03 .....................  Baa3          5,050
  4,000,000        7.650%, 09/15/10 .....................  Baa3          4,804
  5,500,000        4.400%, 05/15/11 .....................  Baa3          5,518
                 Comcast Cable Communications
                  (Sr Note)
  4,000,000        6.750%, 01/30/11 .....................  Baa3          4,590
                 Comcast Corp (Guarantee Note)
  4,500,000        6.500%, 01/15/15 .....................  Baa3          5,062
  5,750,000        7.050%, 03/15/33 .....................  Baa3          6,389
                 Cox Communications, Inc Note
  6,000,000        4.625%, 06/01/13 .....................  Baa2          6,012
                 COX Enterprises, Inc Note
  2,500,000        4.375%, 05/01/08 .....................  Baa1          2,600
                 Deutsche Telekom International
                  Finance BV (Guarantee Note)
  4,000,000        8.750%, 06/15/30 .....................  Baa3          5,104
                 Gray Television, Inc
                  (Guarantee Note)
  1,000,000        9.250%, 12/15/11 .....................    B3          1,105
                 GTE Corp Deb
  1,150,000        6.840%, 04/15/18 .....................    A3          1,359


+As provided by Moody's Investors Services (Unaudited)

                       SEE NOTES TO FINANCIAL STATEMENTS

16   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - BOND MARKET ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                              RATINGS+    VALUE (000)
  ---------                                              -------     -----------

  COMMUNICATIONS--(CONTINUED)
                 GTE North, Inc Deb
$ 5,000,000        5.650%, 11/15/08 .....................    A1        $ 5,529
                 SBC Communications, Inc Note
  5,500,000        5.750%, 05/02/06 .....................    A1          6,072
  5,000,000        5.875%, 08/15/12 .....................    A1          5,626
                 Sprint Capital Corp (Guarantee Note)
  7,000,000        6.000%, 01/15/07 .....................  Baa3          7,524
  4,000,000        6.900%, 05/01/19 .....................  Baa3          4,211
  3,750,000        8.375%, 03/15/12 .....................  Baa3          4,490
                 Verizon Global Funding Corp Note
  3,500,000        4.375%, 06/01/13 .....................    A2          3,490
  4,000,000        7.750%, 06/15/32 .....................    A2          5,072
                 Verizon Maryland, Inc Bond
  2,000,000        5.125%, 06/15/33 .....................    NA          1,886
                 Verizon New Jersey, Inc Deb
  5,000,000        5.875%, 01/17/12 .....................   Aa3          5,600
                 Verizon Virginia, Inc Deb
 15,000,000        4.625%, 03/15/13 .....................   Aa3         15,349
                 Verizon Wireless Capital LLC Note
  5,000,000        5.375%, 12/15/06 .....................    A3          5,488
                 Vodafone Group PLC Note
  2,000,000        3.950%, 01/30/08 .....................    A2          2,092
                                                                      ---------
                 TOTAL COMMUNICATIONS                                  179,295
                                                                      ---------
  DEPOSITORY INSTITUTIONS--3.27%
                 Bank of America Corp (Note)
  5,000,000        4.750%, 10/15/06 .....................   Aa2          5,397
 11,000,000     e  3.875%, 01/15/08 .....................   Aa2         11,537
  4,500,000        5.875%, 02/15/09 .....................   Aa2          5,143
  8,750,000     e  4.875%, 01/15/13 .....................   Aa2          9,211
                 Bank One Corp (Sr Note)
  5,000,000        4.125%, 09/01/07 .....................   Aa3          5,274
  2,000,000        5.250%, 01/30/13 .....................    A1          2,151
                 Bank One NA Illinois Note
  7,000,000        5.500%, 03/26/07 .....................   Aa2          7,752
                 Barclays Bank PLC (Sub Note)
  5,000,000        7.375%, 06/29/49 .....................   Aa3          6,048
                 BB & T Corp (Sub Note)
  4,000,000        6.500%, 08/01/11 .....................    A2          4,682
                 Citigroup Global Markets
                  Holdings, Inc Note
 13,000,000        6.500%, 02/15/08 .....................   Aa1         15,052
                 Citigroup, Inc (Sub Note)
  8,500,000        4.125%, 06/30/05 .....................   Aa1          8,916
  7,000,000        7.250%, 10/01/10 .....................   Aa2          8,479
  3,500,000        5.625%, 08/27/12 .....................   Aa2          3,862
 10,500,000        6.500%, 01/18/11 .....................   Aa1         12,271
                 Credit Suisse First Boston
                  USA, Inc Note
  8,000,000        4.625%, 01/15/08 .....................   Aa3          8,540
                 First Tennessee Bank NA (Sub Note)
  2,000,000        4.625%, 05/15/13 .....................    A2          2,042
                 Golden West Financial Corp (Sr Note)
  3,000,000        4.125%, 08/15/07 .....................    A1          3,171
  3,500,000        4.750%, 10/01/12 .....................    A1          3,652
                 Greenpoint Financial Corp (Sr Note)
  4,000,000        3.200%, 06/06/08 .....................  Baa1          3,970
                 HSBC Holdings plc (Sub Note)
  3,000,000        5.250%, 12/12/12 .....................    A1          3,196
                 Inter-American Development Bank
  3,500,000     h  3.500%, 07/08/13                                      3,459
                 JP Morgan Chase & Co (Sub Note)
  7,000,000     e  7.875%, 06/15/10 .....................    A2          8,557
                 Korea Development Bank Note
  4,750,000     e  5.500%, 11/13/12 .....................    A3          5,053
                 Marshall & Isley Bank (Sr Note)
  2,000,000        4.125%, 09/04/07 .....................   Aa3          2,110
  1,000,000        5.250%, 09/04/12 .....................    A1          1,086
                 Mellon Funding Corp (Guarantee Note)
  5,000,000        4.875%, 06/15/07 .....................    A1          5,430
                 Mercantile Bankshares
                  Corp (Sub Note)
  2,000,000        4.625%, 04/15/13 .....................    A2          2,053
                 PNC Funding Corp (Guarantee Note)
  5,000,000        5.750%, 08/01/06 .....................    A2          5,516
                 Regions Financial Corp (Sub Note)
  2,500,000        6.375%, 05/15/12 .....................    A2          2,906
                 Suntrust Bank (Sub Note)
  4,500,000        7.250%, 09/15/06 .....................   Aa3          5,210
                 US Bank National Association
                  (Sub Note)
  5,000,000        6.300%, 02/04/14 .....................   Aa3          5,840
                 Washington Mutual, Inc Note
  5,000,000        7.500%, 08/15/06 .....................    A3          5,765
                 Wells Fargo & Co (Sub Note)
 10,000,000        5.000%, 11/15/14 .....................   Aa3         10,598
                 Wells Fargo Financial, Inc Note
  2,500,000        5.875%, 08/15/08 .....................   Aa2          2,838
  2,000,000        6.125%, 04/18/12 .....................   Aa2          2,295
                                                                      ---------
                 TOTAL DEPOSITORY INSTITUTIONS                         199,062
                                                                      ---------
  ELECTRIC, GAS, AND SANITARY SERVICES--2.24%
                 Alabama Power Co (Sr Note)
  5,000,000        7.125%, 08/15/04 .....................    A2          5,317
  9,500,000        5.700%, 02/15/33 .....................    A2          9,827
                 Allied Waste North America
                  (Guarantee Note)
  2,000,000        7.875%, 01/01/09 .....................   Ba3          2,093
                 Appalachian Power Co Deb
  2,000,000        5.950%, 05/15/33 .....................  Baa2          1,996
                 Carolina Power & Light Co Note
  5,000,000        6.500%, 07/15/12 .....................  Baa1          5,745
                 Columbus Southern Power Co Deb
  2,500,000        6.600%, 03/01/33 .....................    A3          2,776
                 Commonwealth Edison
                  Co (Secured Note)
  4,000,000        5.875%, 02/01/33 .....................    A3          4,301
                 Consolidated Edison Co
                  of New York Note Deb
  1,000,000        4.875%, 02/01/13 .....................    A1          1,046
  3,000,000     e  3.850%, 06/15/13 .....................    A1          2,932
  2,000,000     e  5.100%, 06/15/33 .....................    A1          1,903
  4,000,000        6.250%, 11/01/11 .....................    A3          4,563
                 Consumers Energy Co (Sr Note)
  1,500,000        6.000%, 03/15/05 .....................  Baa3          1,595
                 Detroit Edison Co
                  (First Mortgage Bond)
  7,000,000        6.125%, 10/01/10 .....................    A3          8,009
                 Detroit Edison Co (Secured Note)
  2,000,000        5.200%, 10/15/12 .....................    A3          2,140
                 Dominion Resources, Inc/VA (Sr Note)
  4,000,000        4.125%, 02/15/08 .....................  Baa1          4,154
  5,000,000        5.125%, 12/15/09 .....................  Baa1          5,409
  3,000,000        6.300%, 03/15/33 .....................  Baa1          3,161
                 Duke Energy Corp
                  (First Mortgage Bond)
  2,000,000        4.500%, 04/01/10 .....................    A3          2,067
                 El Paso Electric Co
                  (First Mortgage Bond)
  5,000,000        8.900%, 02/01/06 .....................  Baa3          5,600


+As provided by Moody's Investors Services (Unaudited)

                       SEE NOTES TO FINANCIAL STATEMENTS

                    2003 SEMIANNUAL REPORT College Retirement Equities Fund   17

   Statement of Investments (Unaudited) - BOND MARKET ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                              RATINGS+    VALUE (000)
  ---------                                              -------     -----------

  ELECTRIC, GAS, AND SANITARY SERVICES--(CONTINUED)
                 FirstEnergy Corp Note
$ 7,000,000        6.450%, 11/15/11 .....................  Baa2       $  7,698
                 Florida Power & Light Co
                  (First Mortgage Bond)
  5,000,000        6.875%, 12/01/05 .....................   Aa3          5,595
                 Georgia Power Co (Sr Note)
  5,000,000        5.500%, 12/01/05 .....................    A2          5,434
                 KeySpan Corp Bond
  1,500,000        5.875%, 04/01/33 .....................    A3          1,602
                 National Fuel Gas Co Note
  4,000,000        5.250%, 03/01/13 .....................    A3          4,160
                 New York State Electric
                  & Gas Corp Note
  2,000,000        5.500%, 11/15/12 .....................  Baa2          2,147
  2,000,000        5.750%, 05/01/23 .....................  Baa2          2,031
                 Nisource Finance Corp
                  (Guarantee Note)
  5,000,000        7.875%, 11/15/10 .....................  Baa3          5,884
                 Northern Border Pipeline Co Note
  4,500,000        6.250%, 05/01/07 .....................    A3          4,925
                 Ohio Edison Co (Sr Sub Note)
  2,500,000        4.000%, 05/01/08 .....................  Baa2          2,564
                 Ohio Power Co Bond
  2,500,000        6.600%, 02/15/33 .....................    A3          2,790
                 Oncor Electric Delivery
                  Co (Secured Note)
  2,000,000        6.375%, 05/01/12 .....................  Baa1          2,282
  2,500,000        7.250%, 01/15/33 .....................  Baa1          2,944
                 TXU Energy Co Note
  2,000,000        7.000%, 03/15/13 .....................  Baa2          2,211
                 Waste Management, Inc
                  (Guarantee Note)
  3,000,000        7.000%, 07/15/28 .....................  Baa3          3,401
  2,000,000        7.750%, 05/15/32 .....................  Baa3          2,495
                 Wisconsin Electric Power Note
  3,000,000        5.625%, 05/15/33 .....................   Aa3          3,101
                                                                      --------
                 TOTAL ELECTRIC, GAS, AND SANITARY SERVICES            135,898
                                                                      --------
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--0.17%
                 Emerson Electric Note
  5,000,000        5.625%, 11/15/13 .....................    A2          5,608
                 HCA, Inc Note
  4,500,000        6.250%, 02/15/13 .....................   Ba1          4,587
                                                                      --------
                 TOTAL ELECTRONIC AND OTHER ELECTRIC
                  EQUIPMENT                                             10,195
                                                                      --------
  ENGINEERING AND MANAGEMENT SERVICES--0.09%
                 AIG SunAmerica Global Financing Vi
                  (Secured Note)
  5,000,000        6.300%, 05/10/11 .....................   Aaa          5,734
                                                                      --------
                 TOTAL ENGINEERING AND MANAGEMENT
                  SERVICES                                               5,734
                                                                      --------
  FINANCE, TAXATION AND MONETARY POLICY--0.05%
                 CenterPoint Energy Houston Electric
                  LLC (Secured Note)
  1,000,000        5.600%, 07/01/23 .....................  Baa2            986
                 Massachusetts Mutual Life
                  Insurance Co Deb
  2,000,000        5.625%, 05/15/33 .....................   Aa3          2,039
                                                                      --------
                 TOTAL FINANCE, TAXATION AND
                  MONETARY POLICY                                        3,025
                                                                      --------
  FOOD AND KINDRED PRODUCTS--1.16%
                 Anheuser-Busch Cos, Inc Bond
  3,750,000        4.375%, 01/15/13 .....................    A1          3,888
                 Bottling Group Llc (Guarantee Note)
  4,000,000        4.625%, 11/15/12 .....................    A3          4,178
                 ConAgra Foods, Inc Note
  7,500,000        7.875%, 09/15/10 .....................  Baa1          9,235
  2,500,000        8.250%, 09/15/30 .....................  Baa1          3,348
                 Coors Brewing Co (Guarantee Note)
  5,000,000        6.375%, 05/15/12 .....................  Baa2          5,735
                 Diageo Capital plc (Guarantee Note)
  5,000,000     e  6.625%, 06/24/04 .....................    A2          5,257
                 Kellogg Co Deb
  5,000,000        7.450%, 04/01/31 .....................  Baa2          6,350
                 Kraft Foods, Inc Note
  5,750,000        5.625%, 11/01/11 .....................    A3          6,254
                 Land O' Lakes, Inc (Sr Note)
  2,000,000     e  8.750%, 11/15/11 .....................    B2          1,600
                 PepsiCo, Inc Note
  4,000,000        4.500%, 09/15/04 .....................    A1          4,147
                 Sara Lee Corp Note
  2,000,000        1.950%, 06/15/06 .....................    A3          2,000
  4,500,000     e  2.750%, 06/15/08 .....................    A3          4,459
  4,000,000        6.250%, 09/15/11 .....................    A3          4,621
  4,000,000        6.125%, 11/01/32 .....................    A3          4,384
                 Unilever Capital Corp
                  (Guarantee Note)
  5,000,000        5.900%, 11/15/32 .....................    A1          5,394
                                                                      --------
                 TOTAL FOOD AND KINDRED PRODUCTS                        70,850
                                                                      --------
  FOOD STORES--0.18%
                 Delhaize America, Inc
                  (Guarantee Note)
  2,000,000        8.125%, 04/15/11 .....................   Ba1          2,190
                 Kroger Co (Guarantee Note)
  2,500,000        8.050%, 02/01/10 .....................  Baa3          2,996
  5,000,000        7.800%, 08/15/07 .....................  Baa3          5,814
                                                                      --------
                 TOTAL FOOD STORES                                      11,000
                                                                      --------
  FORESTRY--0.15%
                 Weyerhaeuser Co Note
  3,000,000        6.000%, 08/01/06 .....................  Baa2          3,285
  5,000,000        5.950%, 11/01/08 .....................  Baa2          5,547
                                                                      --------
                 TOTAL FORESTRY                                          8,832
                                                                      --------
  FURNITURE AND FIXTURES--0.03%
                 Newell Rubbermaid, Inc Note
  2,000,000        4.000%, 05/01/10 .....................    NA          2,038
                                                                      --------
                 TOTAL FURNITURE AND FIXTURES                            2,038
                                                                      --------
  GENERAL BUILDING CONTRACTORS--0.42%
                 Beazer Homes USA, Inc
                  (Guarantee Note)
  2,000,000        8.375%, 04/15/12 .....................   Ba2          2,215
                 Centex Corp Note
  4,000,000        4.750%, 01/15/08 .....................  Baa2          4,213
                 Dr Horton, Inc (Sr Sub Note)
  2,000,000        9.750%, 09/15/10 .....................   Ba2          2,275
                 Lennar Corp Note
  3,000,000        5.950%, 03/01/13 .....................  Baa3          3,281
                 Pulte Homes, Inc (Sr Note)
  6,500,000        6.250%, 02/15/13 .....................  Baa3          7,230
  2,000,000        6.375%, 05/15/33 .....................  Baa3          2,017
                 Toll Brothers, Inc Note
  4,000,000        6.875%, 11/15/12 .....................  Baa3          4,611
                                                                      --------
                 TOTAL GENERAL BUILDING CONTRACTORS                     25,842
                                                                      --------

+As provided by Moody's Investors Services (Unaudited)

                       SEE NOTES TO FINANCIAL STATEMENTS

18   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - BOND MARKET ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                              RATINGS+    VALUE (000)
  ---------                                              -------     -----------

  GENERAL MERCHANDISE STORES--0.43%
                 Costco Wholesale Corp (Sr Note)
$ 4,000,000        5.500%, 03/15/07 .....................    A2       $  4,396
                 Target Corp Note
 10,000,000        5.375%, 06/15/09 .....................    A2         11,121
                 Wal-Mart Stores, Inc Note
  8,000,000        7.550%, 02/15/30 .....................   Aa2         10,574
                                                                      --------
                 TOTAL GENERAL MERCHANDISE STORES                       26,091
                                                                      --------
  HEALTH SERVICES--0.07%
                 Laboratory Corp of America
                  Holdings Note
  4,000,000        5.500%, 02/01/13 .....................  Baa3          4,283
                                                                      --------
                 TOTAL HEALTH SERVICES                                   4,283
                                                                      --------
  HOLDING AND OTHER INVESTMENT OFFICES--0.53%
                 Boston Properties, Inc
  3,000,000     e  6.25%, 1/15/13                                        3,285
                 Brascan Corp Note
  5,000,000        7.125%, 06/15/12 .....................  Baa3          5,690
                 Camden Property Trust Note
  5,000,000        5.875%, 06/01/07 .....................  Baa2          5,446
                 EOP Operating LP (Guarantee Note)
  4,000,000        6.750%, 02/15/12 .....................  Baa1          4,552
  4,000,000        5.875%, 01/15/13 .....................  Baa1          4,321
                 Pepco Holdings, Inc Note
  4,000,000        6.450%, 08/15/12 .....................  Baa1          4,526
                 Simon Property Group LP Note
  4,000,000        6.350%, 08/28/12 .....................  Baa2          4,446
                                                                      --------
                 TOTAL HOLDING AND OTHER
                  INVESTMENT OFFICES                                    32,266
                                                                      --------
  HOTELS AND OTHER LODGING PLACES--0.04%
                 Boyd Gaming Corp (Sr Sub Note)
  2,000,000        8.750%, 04/15/12 .....................    B1          2,190
                                                                      --------
                 TOTAL HOTELS AND OTHER LODGING PLACES                   2,190
                                                                      --------
  INDUSTRIAL MACHINERY AND EQUIPMENT--0.18%
                 Kennametal, Inc (Sr Note)
  1,500,000        7.200%, 06/15/12 .....................   Ba1          1,642
                 Parker Hannifin Corp (Sr Sub Note)
  4,000,000        4.875%, 02/15/13 .....................    A2          4,170
                 Stanley Works/The Note
  4,750,000        4.900%, 11/01/12 .....................    A2          4,994
                                                                      --------
                 TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT               10,806
                                                                      --------
  INSTRUMENTS AND RELATED PRODUCTS--0.14%
                 Becton Dickinson & Co Note
  4,000,000        4.550%, 04/15/13 .....................    A2          4,154
                 Raytheon Co Note
  4,000,000        5.375%, 04/01/13 .....................  Baa3          4,231
                                                                      --------
                 TOTAL INSTRUMENTS AND RELATED PRODUCTS                  8,385
                                                                      --------
  INSURANCE AGENTS, BROKERS AND SERVICES--0.22%
                 Marsh & McLennan Cos, Inc (Sr Note)
  4,500,000        5.375%, 03/15/07 .....................    A2          4,951
  4,500,000        6.250%, 03/15/12 .....................    A2          5,246
                 Metlife, Inc (Sr Note)
  3,000,000        5.375%, 12/15/12 .....................    A2          3,266
                                                                      --------
                 TOTAL INSURANCE AGENTS, BROKERS
                  AND SERVICE                                           13,463
                                                                      --------
  INSURANCE CARRIERS--0.67%
                 Allstate Corp (Sr Note)
  2,000,000        6.125%, 12/15/32 .....................    A1          2,177
  2,250,000        5.350%, 06/01/33 .....................    A1          2,198
                 Associated P&C Holdings (Sr Note)
  5,000,000        6.750%, 07/15/03 .....................    A3          5,007
                 General Electric Global
                  Insurance Note
  5,000,000        7.750%, 06/15/30 .....................    A1          6,229
                 Hartford Financial Services
                  Group (Sr Note)
  5,000,000        7.900%, 06/15/10 .....................    A3          6,079
                 International Lease
                  Finance Corp Note
  2,500,000        6.375%, 03/15/09 .....................    A1          2,825
                 John Hancock Global Funding II Note
  4,000,000        7.900%, 07/02/10 .....................   Aa3          4,935
                 Progressive Corp/The (Sr Note)
  3,000,000        6.250%, 12/01/32 .....................    A1          3,343
                 Safeco Corp (Sr Note)
  2,500,000        4.875%, 02/01/10 .....................  Baa1          2,643
                 St Paul Cos (Sr Note)
  4,000,000        5.750%, 03/15/07 .....................    A3          4,336
                 WellPoint Health Networks Note
  1,000,000        6.375%, 01/15/12 .....................  Baa1          1,151
                                                                      --------
                 TOTAL INSURANCE CARRIERS                               40,923
                                                                      --------
  METAL MINING--0.15%
                 Falconbridge Ltd Note
  2,000,000        7.350%, 06/05/12 .....................  Baa3          2,239
                 Inco Ltd Note
  2,000,000        7.750%, 05/15/12 .....................  Baa3          2,386
                 Placer Dome Inc Note
  4,000,000        6.375%, 03/01/33 .....................  Baa2          4,227
                                                                      --------
                 TOTAL METAL MINING                                      8,852
                                                                      --------
  MISCELLANEOUS RETAIL--0.10%
                 CVS Corp Note
  4,000,000        3.875%, 11/01/07 .....................    A2          4,187
                 Toys R US, Inc Note
  1,750,000        7.875%, 04/15/13 .....................  Baa3          1,883
                                                                      --------
                 TOTAL MISCELLANEOUS RETAIL                              6,070
                                                                      --------
  MOTION PICTURES--0.19%
                 Liberty Media Corp Note
  8,000,000        5.700%, 05/15/13 .....................  Baa3          8,132
                 Walt Disney Co Note
  3,000,000        5.500%, 12/29/06 .....................  Baa1          3,275
                                                                      --------
                 TOTAL MOTION PICTURES                                  11,407
                                                                      --------
  NONDEPOSITORY INSTITUTIONS--1.94%
                 Bunge Ltd Finance Corp Note
  1,750,000        5.875%, 05/15/13 .....................  Baa3          1,805
                 CIT Group, Inc (Sr Sub Note)
  9,000,000        4.125%, 02/21/06 .....................    A2          9,372
                 Countrywide Home Loans, Inc
                  (Guarantee Note)
  4,000,000        5.625%, 07/15/09 .....................    A3          4,478
                 Ford Motor Credit Co Note
  5,250,000        6.875%, 02/01/06 .....................    A3          5,444
  4,500,000     e  6.500%, 01/25/07 .....................    A3          4,722
  7,000,000     e  7.250%, 10/25/11 .....................    A3          7,197
                 Fosters Brewing Note
  4,000,000        6.875%, 06/15/11 .....................  Baa1          4,730
                 General Electric Capital Corp Note
 17,500,000        5.450%, 01/15/13 .....................   Aaa         18,978
                 General Motors Acceptance Corp Note
  4,000,000        6.750%, 01/15/06 .....................    A3          4,237
  5,500,000        7.750%, 01/19/10 .....................    A3          5,883
                 Household Finance Co Note
  5,000,000        5.875%, 02/01/09 .....................    A1          5,561
  3,000,000        8.000%, 07/15/10 .....................    A1          3,714
  4,000,000        7.350%, 11/27/32 .....................    A1          4,926


+As provided by Moody's Investors Services (Unaudited)

                        SEE NOTES TO FINANCIAL STATEMENTS

                   2003 SEMIANNUAL REPORT  College Retirement Equities Fund   19

   Statement of Investments (Unaudited) - BOND MARKET ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                              RATINGS+    VALUE (000)
  ---------                                              -------     -----------

  NONDEPOSITORY INSTITUTIONS--(CONTINUED)
$ 3,250,000        6.500%, 01/24/06 .....................    A1       $  3,604
  2,000,000        4.625%, 01/15/08 .....................    A1          2,133
  8,000,000        6.375%, 11/27/12 .....................    A1          9,121
                 HSBC Capital Funding LP/Jersey Channel
                  Islands (Guarantee Note)
  1,750,000     e  4.610%, 12/29/49 .....................    A2          1,718
                 KeyBank National Association Note
  4,000,000        5.000%, 07/17/07 .....................    A1          4,355
                 MBNA America Bank Note
  4,000,000        5.375%, 01/15/08 .....................  Baa1          4,352
                 National Rural Utility
                  Coop Finance Note
  3,000,000        5.750%, 08/28/09 .....................    A2          3,338
  6,000,000        7.250%, 03/01/12 .....................    A2          7,183
                 Pemex Project Funding
                  Master Trust Note
  1,500,000     e  6.125%, 08/15/08 .....................  Baa1          1,601
                                                                      --------
                 TOTAL NONDEPOSITORY INSTITUTIONS                      118,452
                                                                      --------
  OIL AND GAS EXTRACTION--0.87%
                 Anadarko Finance (Guarantee Note)
  2,500,000        5.375%, 03/01/07 .....................  Baa1          2,734
  5,000,000        6.750%, 05/01/11 .....................  Baa1          5,862
                 Burlington Resource (Guarantee Note)
  2,000,000     e  6.400%, 08/15/11 .....................  Baa1          2,318
  5,000,000        7.200%, 08/15/31 .....................  Baa1          6,131
                 Canadian Natural Resources Ltd Note
  5,000,000        7.200%, 01/15/32 .....................  Baa1          6,097
                 Chesapeake Energy Corp
                  (Guarantee Note)
  1,000,000        8.500%, 03/15/12 .....................   Ba3          1,058
  1,000,000        9.000%, 08/15/12 .....................   Ba3          1,115
                 CNOOC Finance Ltd Note
  2,500,000        5.500%, 05/21/33 .....................  Baa1          2,439
                 Devon Energy Corp Deb
  4,000,000        7.950%, 04/15/32 .....................  Baa2          5,133
                 Equitable Resources, Inc Note
  4,000,000        5.150%, 11/15/12 .....................    A2          4,251
  3,750,000        5.150%, 03/01/18 .....................    A2          3,916
                 OAO Gazprom Note
  2,000,000        9.625%, 03/01/13 .....................    NA          2,205
                 Pemex Project Funding Master
                  Trust (Guarantee Note)
  1,500,000        8.500%, 02/15/08 .....................  Baa1          1,755
  6,750,000        9.125%, 10/13/10 .....................  Baa1          8,168
                                                                      --------
                 TOTAL OIL AND GAS EXTRACTION                           53,182
                                                                      --------
  OTHER MORTGAGE BACKED SECURITIES--1.72%
                 CS First Boston Mortgage Securities
                    Corp Series 2001-Cp4 (Class A4)
 14,000,000          6.180%, 12/15/35 AAA 16,109
                 Greenwich Capital Commercial Funding
                  Corp Series 2003-C1 (Class A4)
 21,000,000     d  4.111%, 07/05/12 .....................   Aaa         20,934
                 JP Morgan Chase Commercial
                  Mortgage Securities Corp Series
                  2002-C1 (Class A3)
 25,000,000        5.376%, 07/12/37 .....................   Aaa         27,310
                 Morgan Stanley Dean Witter Capital
                  I Series 2003-TOP9 (Class A2)
 10,000,000        4.740%, 11/13/36 .....................   Aaa         10,472
                 Wachovia Bank Commercial Mortgage
                  Trust Series 2002-C2 (Class A4)
 14,000,000        4.980%, 11/15/34 Aaa 14,898
                   Wachovia Bank Commercial Mortgage
                  Trust Series 2003-C3 (Class A2)
  14,000,000    e  4.867%, 02/15/35 .....................   Aaa         14,768
                                                                      --------
                 TOTAL OTHER MORTGAGE BACKED
                  SECURITIES                                           104,491
                                                                      --------
  PAPER AND ALLIED PRODUCTS--0.25%
                 Abitibi-Consolidated, Inc Deb
  1,750,000        8.850%, 08/01/30 .....................   Ba1          1,859
                 Georgia-Pacific Corp (Sr Note)
  2,000,000        8.875%, 02/01/10 .....................   Ba2          2,170
                 International Paper Co Note
  5,500,000        3.800%, 04/01/08 .....................  Baa2          5,614
  5,000,000        5.850%, 10/30/12 .....................  Baa2          5,449
                                                                      --------
                 TOTAL PAPER AND ALLIED PRODUCTS                        15,092
                                                                      --------
  PERSONAL SERVICES--0.04%
                 Coinmach Corp (Sr Note)
  2,000,000     e  9.000%, 02/01/10 .....................    B2          2,140
                                                                      --------
                 TOTAL PERSONAL SERVICES                                 2,140
                                                                      --------
  PETROLEUM AND COAL PRODUCTS--0.73%
                 Amerada Hess Corp Note
  2,500,000        7.300%, 08/15/31 .....................  Baa3          2,899
                 Conoco Funding Co (Guarantee Note)
  7,000,000        6.350%, 10/15/11 .....................    A3          8,177
                 Conoco, Inc (Sr Note)
  3,000,000        6.950%, 04/15/29 .....................    A3          3,617
                 ConocoPhillips (Guarantee Note)
  2,000,000        5.900%, 10/15/32 .....................    A3          2,142
  4,000,000        8.500%, 05/25/05 .....................    A3          4,516
                 Enterprise Products Partners LP Note
  6,000,000        6.875%, 03/01/33 .....................  Baa2          6,796
                 Pemex Project Funding Master
                  Trust (Guarantee Note)
  5,000,000        8.000%, 11/15/11 .....................  Baa1          5,725
                 Petronas Capital Ltd
                  (Guarantee Note)
  1,500,000        7.875%, 05/22/22 .....................  Baa1          1,779
                 Valero Energy Corp Note
  3,500,000        6.125%, 04/15/07 .....................  Baa3          3,833
  2,000,000        6.875%, 04/15/12 .....................  Baa3          2,267
  3,000,000        4.750%, 06/15/13 .....................  Baa3          2,933
                                                                      --------
                 TOTAL PETROLEUM AND COAL PRODUCTS                      44,684
                                                                      --------
  PIPELINES, EXCEPT NATURAL GAS--0.16%
                          Kinder Morgan Energy Partners
                  LP (Sr Note)
  5,000,000        7.300%, 08/15/33 .....................  Baa1          5,969
                 TransCanada Pipelines Ltd Note
  3,750,000        4.000%, 06/15/13 .....................    A2          3,657
                                                                      --------
                 TOTAL PIPELINES, EXCEPT NATURAL GAS                     9,626
                                                                      --------
  PRIMARY METAL INDUSTRIES--0.13%
                 Alcoa, Inc Note
  7,000,000        6.500%, 06/01/11 .....................    A2          8,137
                                                                      --------
                 TOTAL PRIMARY METAL INDUSTRIES                          8,137
                                                                      --------
  PRINTING AND PUBLISHING--0.56%
                 American Achievement Corp
                  (Guarantee Note)
  2,000,000        11.625%, 01/01/07 ....................    B1          2,140
                 Mail Well I Corp (Guarantee Note)
  2,000,000        9.625%, 03/15/12 .....................    B1          2,105


                 News America Holdings Deb
  1,000,000     e  4.750%, 03/15/10 .....................  Baa3          1,027
  8,000,000        7.700%, 10/30/25 .....................  Baa3          9,424
  2,000,000        6.550%, 03/15/33 .....................  Baa3          2,119

+As provided by Moody's Investors Services (Unaudited)

                       SEE NOTES TO FINANCIAL STATEMENTS

20   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - BOND MARKET ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                              RATINGS+    VALUE (000)
  ---------                                              -------     -----------

  PRINTING AND PUBLISHING--(CONTINUED)
                 Quebecor Media, Inc (Sr Note)
$ 2,000,000        11.125%, 07/15/11 ....................    B2      $   2,290
                 Scholastic corp
  3,500,000        5.000%, 04/15/13 .....................  Baa2          3,592
                 Viacom Inc (Guarantee Note)
  3,000,000        7.700%, 07/30/10 .....................    A3          3,714
  3,000,000        6.625%, 05/15/11 .....................    A3          3,539
  2,000,000        5.500%, 05/15/33 .....................    A3          1,988
                 Von Hoffmann Press Inc
                  (Guarantee Note)
  2,000,000        10.250%, 03/15/09 ....................    B2          2,140
                                                                     ---------
                 TOTAL PRINTING AND PUBLISHING                          34,078
                                                                     ---------
  RAILROAD TRANSPORTATION--0.58%
                 Burlington North Santa Fe Not
  5,000,000        5.900%, 07/01/12 .....................  Baa2          5,549
  3,500,000        4.300%, 07/01/13 .....................  Baa2          3,444
                 Norfolk Southern Corp (Sr Note)
  5,000,000        7.250%, 02/15/31 .....................  Baa1          5,965
                 Union Pacific Corp Note
  4,400,000        7.600%, 05/01/05 .....................  Baa3          4,858
  5,000,000        5.750%, 10/15/07 .....................  Baa3          5,513
  5,000,000        7.250%, 11/01/08 .....................  Baa3          5,933
  3,500,000        6.650%, 01/15/11 .....................  Baa3          4,062
                                                                     ---------
                 TOTAL RAILROAD TRANSPORTATION                          35,324
                                                                     ---------
  RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.09%
                 Newell Rubbermaid, Inc Note
  3,500,000     e  6.000%, 03/15/07 .....................  Baa1          3,852
                 Sealed Air Corp (Sr Note)
  1,750,000        5.375%, 04/15/08 .....................  Baa3          1,837
                                                                     ---------
                 TOTAL RUBBER AND MISCELLANEOUS
                  PLASTIC PRODUCTS                                       5,689
                                                                     ---------
  SECURITY AND COMMODITY BROKERS--0.86%
                 Bear Stearns Cos, Inc Note
  4,000,000        5.700%, 11/15/14 .....................    A2          4,413
                 Franklin Resources, Inc Note
  3,000,000        3.700%, 04/15/08 .....................    A2          3,076
                 Goldman Sachs Group, Inc Note
  4,000,000        5.700%, 09/01/12 .....................   Aa3          4,418
  4,000,000     e  5.250%, 04/01/13 .....................   Aa3          4,264
  4,000,000        6.125%, 02/15/33 .....................   Aa3          4,293
                 Lehman Brothers Holdings, Inc Note
  5,000,000        6.250%, 05/15/06 .....................    A2          5,566
  1,500,000        4.000%, 01/22/08 .....................    A2          1,568
  4,500,000        6.625%, 01/18/12 .....................    A2          5,256
                 Morgan Stanley Note
  5,500,000        3.625%, 04/01/08 .....................   Aa3          5,629
  8,000,000        6.600%, 04/01/12 .....................   Aa3          9,311
  4,000,000        5.300%, 03/01/13 .....................   Aa3          4,252
                                                                     ---------
                 TOTAL SECURITY AND COMMODITY
                  BROKERS                                               52,046
                                                                     ---------
  TOBACCO PRODUCTS--0.02%
                 RJ Reynolds Tobacco Holdings, Inc
                  (Guarantee Note)
  1,250,000     e  6.500%, 06/01/07 .....................   Ba1          1,226
                                                                     ---------
                 TOTAL TOBACCO PRODUCTS                                  1,226
                                                                     ---------
  TRANSPORTATION BY AIR--0.12%
                 Continental Airlines, Inc
                  Note (Pass-Thru Cert)
  5,000,000        6.563%, 02/15/12 .....................   Aaa          5,450
                 Southwest Airlines Co
                  (Pass-Thru Cert)
  2,000,000        5.496%, 11/01/06 .....................   Aa2          2,132
                                                                     ---------
                 TOTAL TRANSPORTATION BY AIR                             7,582
                                                                     ---------
  TRANSPORTATION EQUIPMENT--1.00%
                 Boeing Co/The Note
  4,000,000        6.125%, 02/15/33 .....................    A2          4,177
                 DaimlerChrysler NA Holding
                  Corp (Guarantee Note)
  8,500,000        8.500%, 01/18/31 .....................    A3          9,914
                 Ford Motor Co Deb Bond
 14,000,000        6.625%, 10/01/28 .....................  Baa1         11,683
                 General Dynamics Corp Note
  4,000,000        4.250%, 05/15/13 .....................    A2          4,019
                 General Motors Acceptance Corp Bond
 10,000,000        8.000%, 11/01/31 .....................    A3          9,764
                 General Motors Corp (Sr note)
  2,000,000   d,h  7.125%, 07/15/13 .....................  Baa1          1,989
                 Lockheed Martin Corp Bond
  3,500,000        8.500%, 12/01/29 .....................  Baa2          4,761
                 Northrop Grumman Corp
                  (Guarantee Note)
  4,000,000        7.750%, 02/15/31 .....................  Baa3          5,124
                 United Technologies Corp Deb
  7,500,000        7.500%, 09/15/29 .....................    A2          9,676
                                                                     ---------
                 TOTAL TRANSPORTATION EQUIPMENT                         61,107
                                                                     ---------
  WHOLESALE TRADE-DURABLE GOODS--0.12%
                 Avnet, Inc Notes
  2,000,000        9.750%, 02/15/08 .....................  Baa3          2,260
                 Ingram Micro, Inc (Sr Sub Note)
  2,000,000        9.875%, 08/15/08 .....................   Ba2          2,160
                 Johnson & Johnson Deb
  3,000,000        3.800%, 05/15/13 .....................   Aaa          2,981
                                                                     ---------
                 TOTAL WHOLESALE TRADE-DURABLE GOODS                     7,401
                                                                     ---------
  WHOLESALE TRADE-NONDURABLE GOODS--0.48%
                 Cardinal Health, Inc Bond
  3,500,000        4.000%, 06/15/15 .....................    A2          3,352
                 ISP Chemco, Inc (Guarantee Note)
  2,000,000        10.250%, 07/01/11 ....................    B2          2,260
                 Petronas Capital Ltd
                  (Guarantee Note)
  4,000,000        7.000%, 05/22/12 .....................  Baa1          4,627
                 Safeway, Inc Note
  6,000,000        6.150%, 03/01/06 .....................  Baa2          6,521
  3,500,000        5.800%, 08/15/12 .....................  Baa2          3,748
                 Unilever Capital Corp
                  (Guarantee Note)
  8,000,000        6.875%, 11/01/05 .....................    A1          8,947
                                                                     ---------
                 TOTAL WHOLESALE TRADE-NONDURABLE GOODS                 29,455
                                                                     ---------
                 TOTAL CORPORATE BOND
                  (COST $1,505,340)                                  1,634,551
                                                                     ---------
 GOVERNMENT BONDS--70.86%
  AGENCY SECURITIES--22.39%
                 Federal Farm Credit Bank (FFCB)
110,050,000     e  2.250%, 09/01/06 .....................   Aaa        111,011
                 Federal Home Loan Bank (FHLB)
120,140,000     e  1.875%, 02/15/05 .....................   Aaa        121,192
                 Federal Home Loan Mortgage
                  Corp (FHLMC)
342,000,000     d  1.875%, 01/15/05 .....................   Aaa        345,069
 97,200,000        6.875%, 01/15/05 .....................   Aaa        105,454
 20,000,000     d  4.250%, 06/15/05 .....................   Aaa         21,093
  3,000,000        7.100%, 04/10/07 .....................   Aaa          3,526

+As provided by Moody's Investors Services (Unaudited)

                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    21

   Statement of Investments (Unaudited) - BOND MARKET ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                              RATINGS+    VALUE (000)
  ---------                                              -------     -----------

  AGENCY SECURITIES--(CONTINUED)
$293,000,000       3.670%, 02/12/08 .....................   Aaa     $  297,125
 15,000,000        3.500%, 05/21/08 .....................   Aaa         15,131
 15,000,000        3.750%, 05/12/09 .....................   Aaa         15,279
 30,000,000        6.375%, 08/01/11 .....................   Aa2         32,746
 20,000,000        6.750%, 03/15/31 .....................   Aaa         24,900
                 Federal National Mortgage
                  Association (FNMA)
 98,000,000     e  2.250%, 05/15/06 .....................   Aaa         99,310
 50,000,000        4.375%, 10/15/06 .....................   Aaa         53,820
 82,000,000     e  5.000%, 01/15/07 .....................   Aaa         90,130
 24,000,000     e  6.250%, 02/01/11 .....................   Aa2         27,750
                                                                    ----------
                 TOTAL AGENCY SECURITIES                             1,363,536
                                                                    ----------
  FOREIGN GOVERNMENT BONDS--1.56%
                 Brazilian Government International
                  Bond
  2,750,000     e  10.250%, 06/17/13 ....................    B2          2,626
                 Canada Government Bond
                      5,500,000 6.750%, 08/28/06 ........   Aaa          6,322
                 Chile Government International Bond
  4,000,000        5.500%, 01/15/13 .....................  Baa1          4,210
                 Corp Andina de Fomento CAF Note
  2,000,000        5.200%, 05/21/13 .....................    A2          2,026
                 El Salvador Government
                  International Note
  4,750,000     e  8.500%, 07/25/11 .....................  Baa3          5,094
                 Mexico Government International Note
  3,000,000        4.625%, 10/08/08 .....................  Baa2          3,060
  9,000,000     e  6.375%, 01/16/13 .....................  Baa2          9,518
  7,000,000     e  8.125%, 12/30/19 .....................  Baa2          8,103
                 Province of British Columbia Note
  5,000,000        4.625%, 10/03/06 .....................   Aa2          5,404
 13,000,000        5.375%, 10/29/08 .....................   Aa2         14,630
                 Province of Manitoba Note
  5,000,000        4.250%, 11/20/06 .....................   Aa2          5,350
                 Province of Ontario, Canada
  5,000,000        7.000%, 08/04/05 .....................   Aa2          5,563
  5,000,000        5.500%, 10/01/08 .....................   Aa2          5,649
  3,500,000        5.125%, 07/17/12 .....................   Aa2          3,878
                 Province of Quebec Deb
 10,000,000        7.500%, 09/15/29 .....................    A1         13,333
                                                                    ----------
                 TOTAL FOREIGN GOVERNMENT BONDS                         94,766
                                                                    ----------
  MORTGAGE BACKED SECURITIES--29.17%
                 Federal Home loan Mortgage Corp Gold (FGLMC)
    660,864        7.000%, 09/01/10 ...............................        703
  1,514,217        6.000%, 04/01/11 ...............................      1,579
  3,058,205        7.000%, 07/01/13 ...............................      3,249
 10,401,142        6.500%, 12/01/16 ...............................     10,925
 13,768,532        6.000%, 12/01/17 ...............................     14,318
 30,890,064        5.000%, 05/01/18 ...............................     31,932
 19,136,323        5.000%, 05/01/18 ...............................     19,782
 73,206,845        5.000%, 05/01/18 ...............................     75,677
 35,000,000        5.000%, 06/01/18 ...............................     36,181
  4,294,237        7.000%, 10/01/20 ...............................      4,532
    421,641        7.000%, 05/01/23 ...............................        444
  2,991,430        8.000%, 01/01/31 ...............................      3,207
  1,006,052        7.000%, 11/01/31 ...............................      1,055
  1,819,482        7.000%, 12/01/31 ...............................      1,908
  1,264,759        7.000%, 12/01/31 ...............................      1,326
  1,907,772        7.000%, 12/01/31 ...............................      2,000
    847,469        7.000%, 12/01/31 ...............................        888
  1,027,961        7.000%, 12/01/31 ...............................      1,078
  1,033,967        7.000%, 12/01/31 ...............................      1,084
    993,243        7.000%, 12/01/31 ...............................      1,041
  2,511,171        7.000%, 12/01/31 ...............................      2,633
 19,605,562        7.500%, 12/01/31 ...............................     20,837
  1,627,996        7.000%, 01/01/32 ...............................      1,707
    584,901        7.000%, 01/01/32 ...............................        613
  3,959,188        8.000%, 02/01/32 ...............................      4,239
 47,606,454     d  7.000%, 07/01/32 ...............................     49,911
 23,060,537        6.500%, 09/01/32 ...............................     23,998
 12,557,617        6.000%, 04/01/33 ...............................     13,020
 12,901,075        6.000%, 05/01/33 ...............................     13,376
 25,000,000   d,h  5.500%, 06/01/33 ...............................     25,827
 30,000,000   d,h  5.500%, 07/15/33 ...............................     30,947
                 Federal National Mortgage Association (FNMA)
195,000,000   d,h  6.000 ..........................................    202,495
    346,830        6.000%, 12/01/08 ...............................        364
  3,263,946        6.500%, 05/01/09 ...............................      3,464
    545,131        7.500%, 11/01/10 ...............................        584
    165,546        8.000%, 06/01/11 ...............................        178
    113,187        8.000%, 06/01/11 ...............................        122
    153,021        8.000%, 06/01/11 ...............................        165
     55,133        8.000%, 06/01/11 ...............................         59
    108,053        8.000%, 07/01/11 ...............................        116
  1,961,528        7.500%, 02/01/15 ...............................      2,100
  4,120,126        7.500%, 04/01/15 ...............................      4,411
  4,949,646        7.500%, 04/01/15 ...............................      5,300
    346,505        6.500%, 02/01/16 ...............................        365
    334,110        6.500%, 03/01/16 ...............................        352
    243,303        6.500%, 04/01/16 ...............................        256
  7,224,206        6.500%, 10/01/16 ...............................      7,621
  4,715,141        6.500%, 11/01/16 ...............................      4,974
  2,259,953        6.000%, 11/01/17 ...............................      2,359
  7,930,398        6.000%, 12/01/17 ...............................      8,277
 17,845,533        6.000%, 01/01/18 ...............................     18,626
  6,745,709        6.000%, 02/01/18 ...............................      7,041
 12,517,242        6.500%, 02/01/18 ...............................     13,206
 19,324,241        5.500%, 03/01/18 ...............................     20,074
 18,361,351        5.500%, 03/01/18 ...............................     19,074
 18,253,743        5.500%, 03/01/18 ...............................     18,962
 44,641,159        5.500%, 03/01/18 ...............................     46,373
 17,783,820        5.500%, 03/01/18 ...............................     18,474
 12,204,668        5.500%, 04/01/18 ...............................     12,678
 77,796,647        5.500%, 04/01/18 ...............................     80,815
 12,982,552        5.500%, 04/01/18 ...............................     13,486
 11,598,413        6.000%, 04/01/18 ...............................     12,106
  6,457,601        6.500%, 04/01/18 ...............................      6,813
 40,706,430        5.000%, 05/01/18 ...............................     42,100
  9,919,886        5.000%, 06/01/18 ...............................     10,259
 41,000,000     h  5.000%, 06/01/18 ...............................     42,403
  5,667,448        6.000%, 01/01/19 ...............................      5,916
    699,577        6.000%, 02/01/19 ...............................        730
  1,639,619        8.000%, 03/01/23 ...............................      1,786
  2,668,278        8.000%, 07/01/24 ...............................      2,900
    524,787        9.000%, 11/01/25 ...............................        581
  8,162,606        6.000%, 01/01/28 ...............................      8,501
  1,533,392        6.000%, 02/01/28 ...............................      1,597
 17,634,899        6.500%, 06/01/32 ...............................     18,390
  3,699,083        7.000%, 07/01/32 ...............................      3,895
  3,191,733        7.000%, 07/01/32 ...............................      3,361
 32,287,287        6.500%, 10/01/32 ...............................     33,670
 70,107,392     d  6.500%, 10/01/32 ...............................     73,110
 30,118,681        6.500%, 11/01/32 ...............................     31,409
 10,771,805        7.000%, 12/01/32 ...............................     11,344
  6,495,095        7.000%, 01/01/33 ...............................      6,840
 28,469,235        6.000%, 02/01/33 ...............................     29,597
 58,929,771        6.000%, 02/01/33 ...............................     61,264
 18,890,316        6.500%, 02/01/33 ...............................     19,699

+As provided by Moody's Investors Services (Unaudited)

                       SEE NOTES TO FINANCIAL STATEMENTS

22   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - BOND MARKET ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                                          VALUE (000)
  ---------                                                          -----------

  MORTGAGE BACKED SECURITIES--(CONTINUED)
$72,981,383        6.500%, 03/01/33 ............................... $   76,106
 40,530,989        6.500%, 04/01/33 ...............................     42,266
 14,769,687        6.500%, 05/01/33 ...............................     15,402
 18,370,723        6.500%, 05/01/33 ...............................     19,157
                 Government National Mortgage Association (GNMA)
     70,953        8.500%, 10/15/09 ...............................         78
    106,407        8.500%, 12/15/09 ...............................        118
    120,491        8.500%, 12/15/09 ...............................        133
    851,393        9.000%, 12/15/09 ...............................        931
    138,011        8.500%, 01/15/10 ...............................        153
     90,346        8.500%, 01/15/10 ...............................        100
     39,000        9.000%, 06/15/16 ...............................         43
     58,298        9.000%, 09/15/16 ...............................         65
     23,176        9.000%, 09/15/16 ...............................         26
     60,285        9.000%, 09/15/16 ...............................         67
      7,409        9.000%, 10/15/16 ...............................          8
     47,740        9.000%, 11/15/16 ...............................         53
     59,720        9.000%, 12/15/16 ...............................         67
     56,036        9.000%, 12/15/16 ...............................         62
    632,161        9.500%, 12/15/16 ...............................        711
     29,383        9.000%, 07/15/17 ...............................         33
     68,301        9.000%, 06/15/20 ...............................         76
  2,083,118        6.500%, 09/15/23 ...............................      2,201
  1,333,478        6.500%, 01/15/24 ...............................      1,408
    591,343        6.500%, 03/15/24 ...............................        624
  5,216,261        6.500%, 05/15/24 ...............................      5,507
    551,418        8.000%, 06/15/24 ...............................        599
  2,288,191        6.500%, 09/15/24 ...............................      2,416
  7,474,550        6.500%, 12/15/27 ...............................      7,863
    156,809        6.500%, 10/15/28 ...............................        165
  6,060,932        6.500%, 11/15/28 ...............................      6,374
  1,314,744        8.500%, 11/20/30 ...............................      1,407
  1,135,240        8.500%, 12/20/30 ...............................      1,215
  4,676,932        6.500%, 03/15/33 ...............................      4,911
 22,317,876        6.500%, 03/15/33 ...............................     23,434
 17,257,684        6.500%, 04/15/33 ...............................     18,121
 20,814,233        6.000%, 05/15/33 ...............................     21,829
 14,367,352        6.000%, 05/15/33 ...............................     15,068
  4,480,819        6.000%, 05/15/33 ...............................      4,699
 21,764,265        6.000%, 05/15/33 ...............................     22,825
  7,961,221        6.000%, 05/20/33 ...............................      8,300
 67,000,000   d,h  5.500%, 07/15/33 ...............................     69,753
 60,000,000   d,h  5.000%, 08/15/33 ...............................     61,200
                                                                    ----------
                 TOTAL MORTGAGE BACKED SECURITIES                    1,776,233
                                                                    ----------
  U.S. TREASURY SECURITIES--17.74%
                 U.S. Treasury Bond
227,000,000     e  10.000%, 05/15/10 ..............................    262,907
134,450,000     e  7.250%, 05/15/16 ...............................    178,808
248,610,000     e  8.000%, 11/15/21 ...............................    360,164
 16,000,000     h  5.250%, 11/15/28 ...............................     17,425
 22,000,000     e  6.250%, 05/15/30 ...............................     27,388
  5,530,000     e  5.375%, 02/15/31 ...............................      6,227
                 U.S. Treasury Note
 19,723,060        3.375%, 01/15/07 ...............................     21,658
 27,050,000     e  4.375%, 05/15/07 ...............................     29,393
  1,510,000     e  3.250%, 08/15/07 ...............................      1,576
 27,225,000     e  2.625%, 05/15/08 ...............................     27,474
  4,675,000     e  5.500%, 05/15/09 ...............................      5,385
  6,000,000     e  6.000%, 08/15/09 ...............................      7,078
 36,053,490        4.250%, 01/15/10 ...............................     42,430
  1,030,000     e  4.000%, 11/15/12 ...............................      1,072
 53,490,000   e,h  3.625%, 05/15/13 ...............................     53,908
                 United States Treasury Inflation Indexed Bonds
 33,267,780        3.500%, 01/15/11 ...............................     37,785
                                                                    ----------
                 TOTAL U.S. TREASURY SECURITIES                      1,080,678
                                                                    ----------
                 TOTAL GOVERNMENT BONDS
                  (COST $4,271,422)                                  4,315,213
                                                                    ----------
                 TOTAL BONDS
                  (COST $5,776,762)                                  5,949,764
  TIAA-CREF MUTUAL FUND--0.05%
    345,622      TIAA-CREF High-Yield Bond Fund ...................      3,111
                                                                    ----------
                 TIAA-CREF MUTUAL FUND
                  (COST $2,902)                                          3,111
                                                                    ----------
 SHORT TERM INVESTMENTS--12.74%
  CERTIFICATES OF DEPOSIT--0.82%
                 Canadian Imperial Bank of Commerce
 50,000,000     d  1.190%, 08/05/03 ...............................     50,006
                                                                    ----------
                 TOTAL CERTIFICATES OF DEPOSIT                          50,006
                                                                    ----------
  COMMERCIAL PAPER--7.36%
                 Asset Securitization Coop Corp
  9,500,000   c,d  1.040%, 08/05/03 ...............................      9,490
                 BellSouth Corp
 44,300,000     c  0.950%, 07/11/03 ...............................     44,286
                 BMW US Capital Corp
 43,700,000     d  1.220%, 08/14/03 ...............................     43,643
                 CC (USA), Inc
 19,000,000   c,d  1.260%, 07/10/03 ...............................     18,994
                 Citicorp
 35,000,000        1.250%, 07/01/03 ...............................     34,999
                 Edison Asset Securitization, LLC
 50,000,000     c  0.960%, 07/16/03 ...............................     49,972
                 Govco, Inc
 50,000,000   c,d  1.030%, 08/13/03 ...............................     49,936
                 Greyhawk Funding LLC
 24,000,000     c  1.040%, 08/01/03 ...............................     23,972
                 Johnson Controls , Inc
 50,000,000     d  1.200%, 09/22/03 ...............................     49,860
                 Links Finance LLC
 20,000,000   c,d  1.050%, 08/20/03 ...............................     19,971
                 Preferred Receivables Fundng
 28,000,000   c,d  1.260%, 07/01/03 ...............................     27,999
                 Sigma Finance, Inc
 50,000,000   c,d  1.240%, 08/08/03 ...............................     49,944
                 Wells Fargo Bank
 25,000,000     d  1.230%, 07/07/03 ...............................     25,012
                                                                    ----------
                 TOTAL COMMERCIAL PAPER                                448,078
                                                                    ----------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED--4.56%
                 REPURCHASED AGREEMENTS
                 Credit Suisse First Boston 1.240% Dated 6/30/03,
                  Due 07/01/03 In The Amount Of $90,003,100 (Fully Collateralized By High Grade Dept Obligations:
 90,003,000         Total Market Value $91,800,828) ...............     90,003
                 Bear Stearns & Co. 1.250% Dated 6/30/03,
                  Due 07/01/03 In The Amount Of $13,319,462 (Fully Collateralized By High Grade Dept Obligations:
 13,320,000         Total Market Value $13,706,464) ...............     13,320
                 Goldman Sachs & Co.1.240% Dated 6/30/03,
                  Due 07/01/03 In The Amount Of $50,001,722 (Fully Collateralized By High Grade Dept Obligations:
 50,001,000         Total Market Value $1,000,136) ................     50,001
                 Merrill Lynch & Co. Inc,1.200% Dated 6/30/03,
                  Due 07/01/03 In The Amount Of $70,002,333 (Fully Collateralized By High Grade Dept Obligations:
 70,002,000         Total Market Value $71,400,379) ...............     70,002

+As provided by Moody's Investors Services (Unaudited)

                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    23

   Statement of Investments (Unaudited) - BOND MARKET ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                                          VALUE (000)
  ---------                                                          -----------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED--(CONTINUED)
                 Morgan Stanley & Co. Inc,1.250% Dated 6/30/03,
                  Due 07/01/03 In The Amount Of $51,331,782 (Fully
                  Collateralized By High Grade Dept Obligations:
$51,332,000         Total Market Value $52,356,629) ..............  $   51,332
                 Bear Stearns & Co. 1.100% Dated 6/30/03,
                  Due 07/01/03 In The Amount Of $3,180,097
                  (Fully Collateralized By High Grade Dept
                  Obligations:
  3,180,000       Total Market Value $3,243,623) .................       3,180
                                                                    ----------
                 TOTAL INVESTMENT OF CASH COLLATERAL
                  FOR SECURITIES LOANED                                277,838
                                                                    ----------
                 TOTAL SHORT TERM INVESTMENTS
                  (COST $775,520)                                      775,922
                                                                    ----------
                 TOTAL PORTFOLIO--110.49%
                  (COST $6,555,184)                                  6,728,797
                 OTHER ASSETS AND LIABILITIES, NET--(10.49)%          (638,611)
                                                                    ----------
                 NET ASSETS--100.00%                                $6,090,186
                                                                    ==========
----------
b  In bankruptcy
c Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended
d All or a portion of these securities have been segregated by the Custodian to cover margin or other requirements on open futures contracts
e  All or a portion of these securities are out on loan.
h  These securities were purchased on a delayed delivery basis

Note that the funds may use more specific industry categories in following their investment limitations on industry concentration.




                       SEE NOTES TO FINANCIAL STATEMENTS

24   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

  Statement of Investments (Unaudited) - SOCIAL CHOICE ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

                               Summary by Industry

                                                            VALUE (000)     %
--------------------------------------------------------------------------------
BONDS
CORPORATE BONDS
Apparel and Accessory Stores ...........................  $    3,216      0.06%
Asset Backed ...........................................      29,609      0.59
Business Services ......................................      23,165      0.46
Chemicals and Allied Products ..........................      36,575      0.72
Communications .........................................      56,139      1.11
Depository Institutions ................................     135,791      2.68
Eating and Drinking Places .............................       5,566      0.11
Electric, Gas, and Sanitary Services ...................      15,484      0.31
Electronic & Other Electric Equipment ..................      14,671      0.29
Food and Kindred Products ..............................      26,573      0.52
Food Stores ............................................      13,856      0.27
Furniture and Fixtures .................................       6,765      0.13
General Building Contractors ...........................       4,034      0.08
General Merchandise Stores .............................       8,341      0.16
Health Services ........................................       3,260      0.06
Holding and Other Investment Offices ...................      15,081      0.30
Industrial Machinery and Equipment .....................       9,274      0.18
Insurance Carriers .....................................      29,883      0.59
Motion Pictures ........................................       5,458      0.11
Nondepository Institutions .............................      21,747      0.43
Oil and Gas Extraction .................................      11,474      0.23
Other Mortgage Backed Securities .......................      35,430      0.70
Petroleum and Coal Products ............................       4,534      0.09
Pipelines, Except Natural Gas ..........................       2,984      0.06
Primary Metal Industries ...............................       9,020      0.18
Printing and Publishing ................................       5,643      0.11
Railroad Transportation ................................       6,259      0.12
Security and Commodity Brokers .........................      15,998      0.31
Transportation By Air ..................................           0      0.00
Wholesale Trade-Durable Goods ..........................       3,912      0.08
Wholesale Trade-Nondurable Goods .......................       4,900      0.10
                                                          ----------    ------
TOTAL CORPORATE BONDS ..................................     564,642     11.14
 (COST $515,093)                                          ----------    ------

GOVERNMENT BOND
Agency Securities ......................................     401,138      7.91
Foreign Government Bonds ...............................      21,068      0.42
Mortgage Backed Securities .............................     495,681      9.77
U.S. Treasury Securities ...............................     371,905      7.33
                                                          ----------    ------
TOTAL GOVERNMENT BONDS .................................   1,289,792     25.43
 (COST $1,266,714)                                        ----------    ------

TOTAL BONDS ............................................   1,854,434     36.57
 (COST $1,781,807)                                        ----------    ------

COMMON STOCK
Amusement and Recreation Services ......................         376      0.01
Apparel and Accessory Stores ...........................      13,689      0.27
Apparel and Other Textile Products .....................       4,993      0.10
Auto Repair, Services and Parking ......................         102      0.00
Automotive Dealers and Service Stations ................       2,120      0.04
Building Materials and Garden Supplies .................      46,270      0.91
Business Services ......................................     231,688      4.57
Chemicals and Allied Products ..........................     353,405      6.97
Communications .........................................     165,933      3.27
Depository Institutions ................................     348,770      6.88
Eating and Drinking Places .............................      26,456      0.52
Educational Services ...................................       2,983      0.06
Electric, Gas, and Sanitary Services ...................     150,342      2.96
Electronic & Other Electric Equipment ..................     160,506      3.16
Engineering and Management Services ....................      17,766      0.35
Fabricated Metal Products ..............................      29,257      0.58
Food and Kindred Products ..............................     132,752      2.62
Food Stores ............................................      24,154      0.48
Furniture and Fixtures .................................      15,603      0.31
Furniture and Homefurnishings Stores ...................      10,024      0.20
General Building Contractors ...........................      12,490      0.25
General Merchandise Stores .............................      51,779      1.02
Health Services ........................................      14,750      0.29
Holding and Other Investment Offices ...................      86,297      1.70
Hotels and Other Lodging Places ........................       1,855      0.04
Industrial Machinery and Equipment .....................     267,460      5.27
Instruments and Related Products .......................     111,732      2.20
Insurance Agents, Brokers and Services .................      26,544      0.52
Insurance Carriers .....................................     161,908      3.19
Leather and Leather Products ...........................         473      0.01
Lumber and Wood Products ...............................          20      0.00
Metal Mining ...........................................       3,403      0.07
Miscellaneous Manufacturing Industries .................       7,651      0.15
Miscellaneous Retail ...................................      41,308      0.81
Motion Pictures ........................................      38,466      0.76
Nondepository Institutions .............................     116,389      2.30
Nonmetallic Minerals, Except Fuels .....................       4,511      0.09
Oil and Gas Extraction .................................      86,574      1.71
Paper and Allied Products ..............................      23,483      0.46
Personal Services ......................................       2,691      0.05
Petroleum and Coal Products ............................      12,166      0.24
Primary Metal Industries ...............................      17,653      0.35
Printing and Publishing ................................      25,445      0.50
Railroad Transportation ................................       9,125      0.18
Rubber and Miscellaneous Plastic Products ..............       1,745      0.03
Security and Commodity Brokers .........................      57,169      1.13
Special Trade Contractors ..............................          19      0.00
Stone, Clay, and Glass Products ........................       5,405      0.11
Transportation By Air ..................................      24,050      0.47
Transportation Equipment ...............................      33,020      0.65
Transportation Services ................................       2,643      0.05
Trucking and Warehousing ...............................      16,862      0.33
Wholesale Trade-Durable Goods ..........................      85,200      1.68
Wholesale Trade-Nondurable Goods .......................      42,235      0.84
                                                          ----------    ------
TOTAL COMMON STOCK .....................................   3,129,710     61.71
 (COST $2,776,546)                                        ----------    ------

SHORT TERM INVESTMENTS
Commercial Paper .......................................     128,038      2.52
U.S. Government and Agencies Discount Notes ............     164,563      3.25
Investment of Cash Collateral for Securities Loaned ....     221,130      4.36
                                                          ----------    ------
TOTAL SHORT TERM INVESTMENTS ...........................     513,731     10.13
 (COST $513,398)                                          ----------    ------

TOTAL PORTFOLIO
 (COST $5,071,751) .....................................   5,497,875    108.41
OTHER ASSETS AND LIABILITIES, NET ......................    (426,546)    (8.41)
                                                          ----------    ------
NET ASSETS .............................................  $5,071,329    100.00%
                                                          ==========    ======


  PRINCIPAL                                              RATINGS+    VALUE (000)
  ---------                                              --------    -----------
BONDS--36.57%
 CORPORATE BONDS--11.14%
  APPAREL AND ACCESSORY STORES--0.06%
                 Kohl's Corp Deb
$ 3,000,000        6.000%, 01/15/33 ....................     A3       $  3,216
                                                                      --------
                 TOTAL APPAREL AND ACCESSORY STORES                      3,216
                                                                      --------
  ASSET BACKED--0.59%
                 Chase Funding Mortgage Loan
                  Asset-Backed Certificates Series
                  2002-1 (Class 1A4)
  7,000,000        5.742%, 09/25/28 ....................    Aaa          7,561


                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    25

  Statement of Investments (Unaudited) - SOCIAL CHOICE ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                              RATINGS+    VALUE (000)
  ---------                                              --------    -----------

  ASSET BACKED--(CONTINUED)
                 Countrywide Asset-Backed Certificates
                  Series 2002-S2 (Class A5)
$ 5,000,000        5.478%, 01/25/17 .....................   Aaa      $   5,244
                 Greenpoint Manufactured Housing
                  Series 1999-1 (Class A2)
  2,860,479        6.010%, 08/15/15 .....................   Aaa          2,890
                 Household Automotive Trust
                  Series 2000-2 (Class A3)
  3,531,047        3.680%, 04/17/06 .....................   Aaa          3,574
                 Ryder Vehicle Lease Trust
 10,000,000        5.810%, 08/15/06 .....................   Aaa         10,340
                                                                     ---------
                 TOTAL ASSET BACKED                                     29,609
                                                                     ---------
  BUSINESS SERVICES--0.46%
                 AOL Time Warner, Inc
                  (Guarantee Note)
  5,000,000        6.875%, 05/01/12 .....................  Baa1          5,721
                 Deluxe Corp (Sr Note)
  5,250,000        5.000%, 12/15/12 .....................    A2          5,430
                 Hartford Financial (Sr Note)
  6,000,000     e  6.375%, 11/01/08 .....................    A3          6,856
                 Time Warner, Inc (Guarantee Note)
  5,000,000        6.625%, 05/15/29 .....................  Baa1          5,158
                                                                     ---------
                 TOTAL BUSINESS SERVICES                                23,165
                                                                     ---------
  CHEMICALS AND ALLIED PRODUCTS--0.72%
                 Avery Dennison Corp Deb
  2,000,000        6.000%, 01/15/33 .....................    A3          2,141
                 Gillette Co/The (Sr Note)
  5,000,000        4.125%, 08/30/07 .....................   Aa3          5,284
                 Merck & Co, Inc Deb
  6,000,000        5.250%, 07/01/06 .....................   Aaa          6,553
  5,000,000        5.950%, 12/01/28 .....................   Aaa          5,568
                 Praxair, Inc Note
  5,000,000        3.950%, 06/01/13 .....................    A3          4,935
                 Procter & Gamble Co (Unsub Note)
  6,000,000        6.875%, 09/15/09 .....................   Aa3          7,266
                 Valspar Corp Note
  4,500,000        6.000%, 05/01/07 .....................  Baa2          4,828
                                                                     ---------
                 TOTAL CHEMICALS AND ALLIED PRODUCTS                    36,575
                                                                     ---------
  COMMUNICATIONS--1.11%
                 AT&T Corp (Guarantee Note)
  3,170,000        8.375%, 03/15/13 .....................  Baa3          3,965
                 AT&T Corp (Sr Note)
  5,000,000        7.800%, 11/15/11 .....................  Baa2          5,760
                 AT&T Wireless Services, Inc
                  (Sr Note)
  2,500,000        7.875%, 03/01/11 .....................  Baa2          2,953
                 Clear Channel Communications, Inc
                  Note
  5,000,000        7.875%, 06/15/05 .....................  Baa3          5,553
                 New England Telephone
                  & Telegraph Note
  5,000,000        7.650%, 06/15/07 .....................   Aa3          5,892
                 SBC Communications, Inc Note
  3,500,000        5.750%, 05/02/06 .....................    A1          3,864
  5,000,000        5.875%, 08/15/12 .....................    A1          5,626
                 Sprint Capital Corp (Guarantee Note)
  2,000,000     e  7.125%, 01/30/06 .....................  Baa3          2,192
  5,500,000        6.900%, 05/01/19 .....................  Baa3          5,791
                 Verizon Maryland, Inc Bond
  2,000,000        5.125%, 06/15/33 .....................    NA          1,886
                 Verizon Pennsylvania Notes
  5,000,000        5.650%, 11/15/11 .....................   Aa3          5,523
                 Verizon Wireless Capital LLC Note
  6,500,000        5.375%, 12/15/06 .....................    A3          7,134
                                                                     ---------
                 TOTAL COMMUNICATIONS                                   56,139
                                                                     ---------
  DEPOSITORY INSTITUTIONS--2.68%
                 Bank of America (Sub Note)
 10,000,000        6.875%, 02/15/05 .....................   Aa3         10,853
  3,500,000        5.875%, 02/15/09 .....................   Aa2          4,000
                 Bank One Corp (Sub Note)
  3,000,000        5.250%, 01/30/13 .....................    A1          3,227
                 Charter One Bank Fsb Note (Sub Note)
  5,000,000        6.375%, 05/15/12 .....................    A3          5,715
                 First Chicago Corp (Sub Note)
  9,700,000        6.375%, 01/30/09 .....................    A1         11,189
                 First Tennessee Bank NA (Sub Note)
  2,000,000        4.625%, 05/15/13 .....................    A2          2,042
                 Greenpoint Financial Corp (Sr Note)
  5,000,000        3.200%, 06/06/08 .....................  Baa1          4,962
                 Hudson United Bank/Mahwah, NJ
                  (Sub Note)
  5,000,000        7.000%, 05/15/12 .....................  Baa3          5,795
                 JP Morgan Chase & Co (Sub Note)
  3,000,000        7.875%, 06/15/10 .....................    A2          3,667
  3,250,000        5.750%, 01/02/13 .....................    A2          3,559
                 Mellon Funding Corp (Guarantee Note)
  2,500,000        4.875%, 06/15/07 .....................    A1          2,715
  5,000,000        6.400%, 05/14/11 .....................    A2          5,855
                 Mercantile Bankshares Corp
                  (Sub Note)
  5,000,000        4.625%, 04/15/13 .....................    A2          5,133
                 National City Bank/Indiana Note
  5,000,000        4.875%, 07/20/07 .....................   Aa3          5,454
                 Northern Trust Co (Sub Note)
  5,000,000        4.600%, 02/01/13 .....................    A1          5,193
                 Regions Financial Corp (Sub Note)
  5,000,000        6.375%, 05/15/12 .....................    A2          5,811
                 SunTrust Banks, Inc (Sr Note)
  5,000,000        5.050%, 07/01/07 .....................   Aa3          5,478
                 Union Planters Bank NA Note
  5,000,000        5.125%, 06/15/07 .....................    A1          5,428
                 US Bancorp (Sr Note)
  4,500,000        5.100%, 07/15/07 .....................   Aa3          4,943
                 US Bank National Association
                  (Sub Note)
  5,000,000        6.300%, 02/04/14 .....................   Aa3          5,840
                 Wachovia Corp (Sub Note)
 10,000,000        6.300%, 04/15/08 .....................    A1         11,474
                 Washington Mutual, Inc Note
  2,000,000        7.500%, 08/15/06 .....................    A3          2,306
  5,000,000        4.375%, 01/15/08 .....................    A3          5,285
                 Webster Bank (Sub Note)
  2,000,000        5.875%, 01/15/13 .....................  Baa3          2,166
                 Wells Fargo Financial, Inc Note
  3,750,000        5.875%, 08/15/08 .....................   Aa2          4,258
  3,000,000        6.125%, 04/18/12 .....................   Aa2          3,443
                                                                     ---------
                 TOTAL DEPOSITORY INSTITUTIONS                         135,791
                                                                     ---------
  EATING AND DRINKING PLACES--0.11%
                 McDonald's Corp Note
  5,000,000        5.750%, 03/01/12 .....................    A2          5,566
                                                                     ---------
                 TOTAL EATING AND DRINKING PLACES                        5,566
                                                                     ---------
  ELECTRIC, GAS, AND SANITARY SERVICES--0.31%
                           Atmos Energy Corp (Sr Note)
  5,000,000        5.125%, 01/15/13 .....................    A3          5,190


                       SEE NOTES TO FINANCIAL STATEMENTS

26   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

  Statement of Investments (Unaudited) - SOCIAL CHOICE ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                              RATINGS+    VALUE (000)
  ---------                                              --------    -----------

  ELECTRIC, GAS, AND SANITARY SERVICES--(CONTINUED)
                 National Fuel Gas Co Note
$ 5,000,000        5.250%, 03/01/13 .....................    A3      $   5,200
                 Nisource Finance Co (Guarantee Note)
  5,000,000        7.500%, 11/15/03 .....................  Baa3          5,094
                                                                     ---------
                 TOTAL ELECTRIC, GAS, AND SANITARY
                  SERVICES                                              15,484
                                                                     ---------
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--0.29%
                 Cooper Industries, Inc
                  (Guarantee Note)
  5,000,000        5.250%, 07/01/07 .....................    A3          5,387
                 Emerson Electric Co Note
  4,000,000        5.750%, 11/01/11 .....................    A2          4,471
  4,500,000        5.000%, 12/15/14 .....................    A2          4,813
                                                                     ---------
                 TOTAL ELECTRONIC AND OTHER
                  ELECTRIC EQUIPMENT                                    14,671
                                                                     ---------
  FOOD AND KINDRED PRODUCTS--0.52%
                 Bottling Group Llc (Guarantee Note)
  5,000,000        4.625%, 11/15/12 .....................    A3          5,223
                 Campbell Soup Co Note
  5,000,000        5.000%, 12/03/12 .....................    A3          5,345
                 General Mills, Inc Note
  5,000,000        5.125%, 02/15/07 .....................  Baa2          5,429
                 HJ Heinz Co (Guarantee Note)
  4,000,000        6.625%, 07/15/11 .....................    A3          4,713
                 Kellogg Co Note
  5,000,000        6.600%, 04/01/11 .....................  Baa2          5,863
                                                                     ---------
                 TOTAL FOOD AND KINDRED PRODUCTS                        26,573
                                                                     ---------
  FOOD STORES--0.27%
                 Albertson S, Inc Deb
  7,000,000        7.450%, 08/01/29 .....................  Baa1          7,864
                 Kroger Co (Guarantee Note)
  5,000,000        8.050%, 02/01/10 .....................  Baa3          5,992
                                                                     ---------
                 TOTAL FOOD STORES                                      13,856
                                                                     ---------
  FURNITURE AND FIXTURES--0.13%
                 Leggett & Platt, Inc Note
  4,000,000        4.700%, 04/01/13 .....................    A2          4,117
                 Newell Rubbermaid, Inc Note
  2,500,000        4.625%, 12/15/09 .....................  Baa1          2,648
                                                                     ---------
                 TOTAL FURNITURE AND FIXTURES                            6,765
                                                                     ---------
  GENERAL BUILDING CONTRACTORS--0.08%
                 Pulte Homes, Inc (Sr Note)
  4,000,000        6.375%, 05/15/33 .....................  Baa3          4,034
                                                                     ---------
                 TOTAL GENERAL BUILDING CONTRACTORS                      4,034
                                                                     ---------
  GENERAL MERCHANDISE STORES--0.16%
                 Target Corp Note
  7,500,000     e  5.375%, 06/15/09 .....................    A2          8,341
                                                                     ---------
                 TOTAL GENERAL MERCHANDISE STORES                        8,341
                                                                     ---------
  HEALTH SERVICES--0.06%
                 UnitedHealth Group, Inc Note
  3,000,000        5.200%, 01/17/07 .....................    A3          3,260
                                                                     ---------
                 TOTAL HEALTH SERVICES                                   3,260
                                                                     ---------
  HOLDING AND OTHER INVESTMENT OFFICES--0.30%
                 AvalonBay Communities Inc Note
  5,000,000        6.625%, 09/15/11 .....................  Baa1          5,686
                 Boston Properties, Inc
  2,000,000     e  6.250%, 01/15/13 .....................  Baa2          2,190
                 Verizon Global Funding Corp Note
  4,500,000        6.125%, 06/15/07 .....................    A2          5,070
                 Vornado Realty Trust Note
  2,000,000        5.625%, 06/15/07 .....................  Baa2          2,135
                                                                     ---------
                 TOTAL HOLDING AND OTHER INVESTMENT OFFICES             15,081
                                                                     ---------
  INDUSTRIAL MACHINERY AND EQUIPMENT--0.18%
                 Hewlett-Packard Co Note
  3,500,000        6.500%, 07/01/12 .....................    A3          4,068
                 John Deere Capital Corp Note
  5,000,000        3.900%, 01/15/08 .....................    A3          5,206
                                                                     ---------
                 TOTAL INDUSTRIAL MACHINERY
                  AND EQUIPMENT                                          9,274
                                                                     ---------
  INSURANCE CARRIERS--0.59%
                 America General Corp Note
  5,000,000        7.500%, 08/11/10 .....................   Aaa          6,191
                 Chubb Corp (Sr Note)
  3,000,000        5.200%, 04/01/13 .....................    A1          3,157
                 John Hancock Global Funding II Note
  5,000,000        5.625%, 06/27/06 .....................   Aa3          5,513
                 Lincoln National Corp Note
  4,000,000        5.250%, 06/15/07 .....................    A3          4,291
                 Protective Life Corp Note
  5,000,000        4.300%, 06/01/13 .....................    A3          4,947
                 Safeco Corp (Sr Note)
  2,500,000        4.875%, 02/01/10 .....................  Baa1          2,643
                 UnitedHealth Group, Inc Note
  3,000,000        4.875%, 04/01/13 .....................    A3          3,141
                                                                     ---------
                 TOTAL INSURANCE CARRIERS                               29,883
                                                                     ---------
  MOTION PICTURES--0.11%
                 Walt Disney Co Note
  5,000,000        5.500%, 12/29/06 .....................  Baa1          5,458
                                                                     ---------
                 TOTAL MOTION PICTURES                                   5,458
                                                                     ---------
  NONDEPOSITORY INSTITUTIONS--0.43%
                 American Express Co Note
  5,000,000        3.750%, 11/20/07 .....................    A1          5,221
                 Countrywide Home Loans, Inc
                  (Guarantee Note)
  5,000,000        5.625%, 07/15/09 .....................    A3          5,598
                 KeyBank National Association Note
  5,000,000        5.000%, 07/17/07 .....................    A1          5,443
                 MBNA Corp Note
  5,000,000        6.250%, 01/17/07 .....................  Baa2          5,485
                                                                     ---------
                 TOTAL NONDEPOSITORY INSTITUTIONS                       21,747
                                                                     ---------
  OIL AND GAS EXTRACTION--0.23%
                 Anadarko Finance (Guarantee Note)
  5,515,000        6.750%, 05/01/11 .....................  Baa1          6,466
                 Apache Finance Canada Corp
                  (Guarantee Note)
  5,000,000        4.375%, 05/15/15 .....................    A3          5,008
                                                                     ---------
                 TOTAL OIL AND GAS EXTRACTION                           11,474
                                                                     ---------
OTHER MORTGAGE BACKED SECURITIES--0.70%
                 Banc of America Commercial
                  Mortgage, Inc
  6,000,000     e  5.118%, 07/11/43 .....................   Aaa          6,474
                 JP Morgan Chase Commercial
                  Mortgage Corp Corp Series
                  2001-Cib3 (Class A2)
 11,515,000        6.044%, 11/15/35 .....................   Aaa         12,983
                 JP Morgan Chase Commercial
                  Mortgage Securities Series
                  2001-Cibc (Class A3)
  7,430,000        6.260%, 03/15/33 .....................   Aaa          8,551
                 Wachovia Bank Commercial
                  Mortgage Trust
  4,000,000        4.980%, 11/15/34 .....................   Aaa          4,257


                        SEE NOTES TO FINANCIAL STATEMENTS

                   2003 SEMIANNUAL REPORT  College Retirement Equities Fund   27

  Statement of Investments (Unaudited) - SOCIAL CHOICE ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                              RATINGS+    VALUE (000)
  ---------                                              --------    -----------

OTHER MORTGAGE BACKED SECURITIES--(CONTINUED)
                 Wachovia Bank Commercial
                  Mortgage Trust
$ 3,000,000     e  4.867%, 02/15/35 .....................   Aaa      $   3,165
                 TOTAL OTHER MORTGAGE BACKED SECURITIES                 35,430
                                                                     ---------
  PETROLEUM AND COAL PRODUCTS--0.09%
                 Valero Energy Corp Note
  4,000,000        6.875%, 04/15/12 .....................  Baa3          4,534
                                                                     ---------
                 TOTAL PETROLEUM AND COAL PRODUCTS                       4,534
                                                                     ---------
  PIPELINES, EXCEPT NATURAL GAS--0.06%
                 Kinder Morgan Energy Partners
                  LP (Sr Note)
  2,500,000        7.300%, 08/15/33 .....................  Baa1          2,984
                                                                     ---------
                 TOTAL PIPELINES, EXCEPT NATURAL GAS                     2,984
                                                                     ---------
  PRIMARY METAL INDUSTRIES--0.18%
                 Alcoa, Inc Note
  3,000,000        6.500%, 06/01/11 .....................    A2          3,487
                 Hubbell, Inc Note
  5,000,000        6.375%, 05/15/12 .....................    A3          5,533
                                                                     ---------
                 TOTAL PRIMARY METAL INDUSTRIES                          9,020
                                                                     ---------
  PRINTING AND PUBLISHING--0.11%
                 A.H. Belo Corp Deb Note
  5,000,000        7.250%, 09/15/27 .....................  Baa3          5,643
                                                                     ---------
                 TOTAL PRINTING AND PUBLISHING                           5,643
                                                                     ---------
  RAILROAD TRANSPORTATION--0.12%
                 Norfolk Southern Corp
  5,000,000        7.800%, 05/15/27 .....................  Baa1          6,259
                                                                     ---------
                 TOTAL RAILROAD TRANSPORTATION                           6,259
                                                                     ---------
  SECURITY AND COMMODITY BROKERS--0.31%
                 Goldman Sachs Group, Inc Note
  4,000,000     e  7.625%, 08/17/05 .....................   Aa3          4,487
                 Goldman Sachs Group, Inc Note
  5,000,000        5.700%, 09/01/12 .....................   Aa3          5,522
                 Merrill Lynch & Co, Inc Note
  5,000,000        6.875%, 11/15/18 .....................   Aa3          5,989
                                                                     ---------
                 TOTAL SECURITY AND COMMODITY BROKERS                   15,998
                                                                     ---------
  TRANSPORTATION BY AIR--0.00%
                 Delta Airlines, Inc Series 1992-B1
                  (Pass-Thu Cert) Note
         10        8.270%, 09/23/07 .....................    B1              0
                                                                     ---------
                 TOTAL TRANSPORTATION BY AIR                                 0
                                                                     ---------
  WHOLESALE TRADE-DURABLE GOODS--0.08%
                 Johnson & Johnson Deb
  4,000,000        4.950%, 05/15/33 .....................   Aaa          3,912
                                                                     ---------
                 TOTAL WHOLESALE TRADE-DURABLE GOODS                     3,912
                                                                     ---------
  WHOLESALE TRADE-NONDURABLE GOODS--0.10%
                 Safeway, Inc Note
  4,155,000        7.500%, 09/15/09 .....................  Baa2          4,900
                                                                     ---------
                 TOTAL WHOLESALE TRADE-NONDURABLE GOODS                  4,900
                                                                     ---------
                   TOTAL CORPORATE BONDS
                    (COST $515,093)                                    564,642
                                                                     ---------
 GOVERNMENT BONDS--25.43%
  AGENCY SECURITIES--7.91%
                 Federal Home Loan Mortgage
                  Corp (FHLMC) Note
 93,000,000        1.875%, 01/15/05 .....................   Aaa         93,835
 50,000,000        7.000%, 07/15/05 .....................   Aaa         55,566
 18,000,000        3.670%, 02/12/08 .....................   Aaa         18,253
 24,000,000     e  5.750%, 04/15/08 .....................   Aaa         27,379
 13,000,000        3.500%, 05/21/08 .....................   Aaa         13,113
  8,000,000        3.750%, 05/12/09 .....................   Aaa          8,149
  7,500,000        6.750%, 03/15/31 .....................   Aaa          9,338
                 Federal National Mortgage
                  Association (FNMA)
125,000,000     e  2.250%, 05/15/06 .....................   Aaa        126,671
 20,000,000        5.000%, 01/15/07 .....................   Aaa         21,983
  1,200,000        7.125%, 03/15/07 .....................   Aaa          1,413
 22,000,000     e  6.250%, 02/01/11 .....................   Aa2         25,438
                                                                     ---------
                 TOTAL AGENCY SECURITIES                               401,138
                                                                     ---------
  FOREIGN GOVERNMENT BONDS--0.42%
                 Province of Quebec Deb
  5,500,000        7.000%, 01/30/07 .....................    A1          6,401
 11,000,000        7.500%, 09/15/29 .....................    A1         14,667
                                                                     ---------
                 TOTAL FOREIGN GOVERNMENT BONDS                         21,068
                                                                     ---------
  MORTGAGE BACKED SECURITIES--9.77%
                 Federal Home Loan Mortgage Corp Gold (FGLMC)
  2,708,811        6.500%, 12/01/16 ...............................      2,845
  3,169,432        6.000%, 12/01/17 ...............................      3,296
 25,574,629        5.000%, 05/01/18 ...............................     26,438
  6,000,000        5.000%, 06/01/18 ...............................      6,202
  3,578,531     d  7.000%, 10/01/20 ...............................      3,776
    168,756        7.000%, 05/01/23 ...............................        178
  1,778,122     d  8.000%, 01/01/31 ...............................      1,906
  2,287,377        7.000%, 12/01/31 ...............................      2,398
  8,336,819        7.000%, 04/01/32 ...............................      8,740
 12,881,746        7.000%, 07/01/32 ...............................     13,505
  3,165,711        6.500%, 08/01/32 ...............................      3,294
 14,864,470        6.000%, 05/01/33 ...............................     15,412
 11,095,396   d,h  5.500%, 06/01/33 ...............................     11,462
 10,000,000   d,h  5.500%, 07/15/33 ...............................     10,316
                 Federal Home Loan Mortgage Corp (FHLMC)
    972,886        6.000%, 03/01/11 ...............................      1,015
                 Federal National Mortgage Association (FNMA)
         79        8.500%, 02/01/05 ...............................          0
     68,181        8.000%, 06/01/11 ...............................         73
    101,758        8.000%, 06/01/11 ...............................        109
    230,543        7.500%, 06/01/11 ...............................        247
    216,105        8.000%, 07/01/11 ...............................        232
     77,076        7.500%, 08/01/11 ...............................         83
     55,086        7.500%, 09/01/11 ...............................         59
      6,136        7.500%, 09/01/11 ...............................          7
      5,615        7.500%, 10/01/11 ...............................          6
    169,864        7.500%, 10/01/11 ...............................        182
     27,106        7.500%, 10/01/11 ...............................         29
  1,454,686        7.000%, 04/01/12 ...............................      1,548
    460,798        6.500%, 09/01/12 ...............................        487
     42,707        8.500%, 11/01/14 ...............................         46
  2,468,283        6.500%, 10/01/16 ...............................      2,604
  8,706,927     d  6.500%, 04/01/17 ...............................      9,185
  9,641,312        6.000%, 11/01/17 ...............................     10,063
 14,973,600        6.000%, 11/01/17 ...............................     15,629
  7,055,493        6.000%, 01/01/18 ...............................      7,364
  3,854,686        6.000%, 02/01/18 ...............................      4,023
  3,776,506        6.500%, 02/01/18 ...............................      3,984
  2,851,383        5.500%, 03/01/18 ...............................      2,962
  9,583,993        5.500%, 03/01/18 ...............................      9,956
 11,664,238        5.500%, 03/01/18 ...............................     12,117
 25,026,170     d  5.500%, 04/01/18 ...............................     25,997
 19,839,771        5.000%, 06/01/18 ...............................     20,519
 10,000,000   d,h  5.000%, 06/01/18 ...............................     10,342
  3,039,051        6.000%, 01/01/19 ...............................      3,172
  2,997,410        6.000%, 02/01/19 ...............................      3,129
    449,678        8.000%, 03/01/23 ...............................        490
    738,222        8.000%, 07/01/24 ...............................        802
  4,986,915        6.500%, 10/01/32 ...............................      5,201


                        SEE NOTES TO FINANCIAL STATEMENTS

28   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

  Statement of Investments (Unaudited) - SOCIAL CHOICE ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                                          VALUE (000)
  ---------                                                          -----------

  MORTGAGE BACKED SECURITIES--(CONTINUED)
$ 7,718,831        6.500%, 10/01/32 ...............................  $   8,049
 22,142,047        6.500%, 11/01/32 ...............................     23,090
  2,645,833        7.000%, 01/01/33 ...............................      2,786
  8,586,507        6.500%, 02/01/33 ...............................      8,954
 17,488,528        6.500%, 03/01/33 ...............................     18,237
  9,188,528        6.500%, 04/01/33 ...............................      9,582
  4,932,631        6.500%, 05/01/33 ...............................      5,144
 66,000,000   d,h  6.000%, 08/25/33 ...............................     68,537
                 Government National Mortgage Association (GNMA)
     57,969        8.500%, 09/15/09 ...............................         64
    145,230        8.500%, 10/15/09 ...............................        161
    823,187        9.000%, 12/15/09 ...............................        900
     57,491        8.500%, 12/15/09 ...............................         64
    627,453        9.000%, 12/15/17 ...............................        700
     62,940        9.000%, 03/15/20 ...............................         70
     49,356        9.000%, 08/15/20 ...............................         55
    421,122        8.000%, 06/15/22 ...............................        459
    106,356        6.500%, 08/15/23 ...............................        112
    254,002        6.500%, 08/15/23 ...............................        268
    192,664        6.500%, 09/15/23 ...............................        204
  4,840,728     d  6.500%, 10/15/28 ...............................      5,091
  3,577,754     d  6.500%, 05/20/31 ...............................      3,738
  9,327,960        6.500%, 03/15/33 ...............................      9,794
 11,947,160        6.000%, 05/15/33 ...............................     12,530
 14,864,730        6.000%, 05/15/33 ...............................     15,589
 14,000,000   d,h  5.500%, 07/15/33 ...............................     14,573
 25,000,000   d,h  5.000%, 08/15/33 ...............................     25,500
                                                                     ---------
                 TOTAL MORTGAGE BACKED SECURITIES                      495,681
                                                                     ---------
  U.S. TREASURY SECURITIES--7.33%
                 U.S. Treasury Bond
 83,283,000     e  10.000%, 05/15/10 ..............................     96,457
 53,400,000     e  7.250%, 05/15/16 ...............................     71,018
 92,800,000     e  8.000%, 11/15/21 ...............................    134,440
  8,000,000     h  5.250%, 11/15/28 ...............................      8,713
  6,230,000     e  5.375%, 02/15/31 ...............................      7,015
                 U.S. Treasury Note
  9,281,440        3.375%, 01/15/07 ...............................     10,192
  3,200,000     e  2.625%, 05/15/08 ...............................      3,229
    250,000     e  5.500%, 05/15/09 ...............................        288
  8,740,261        4.250%, 01/15/10 ...............................     10,280
    820,000     e  4.375%, 08/15/12 ...............................        879
  1,800,000     e  4.000%, 11/15/12 ...............................      1,873
 16,600,000        3.625%, 05/15/13 ...............................     16,730
                 U.S. Treasury Inflation Indexed
  9,505,080         3.500%, 01/15/11 ..............................     10,791
                                                                     ---------
                 TOTAL U.S. TREASURY SECURITIES                        371,905
                                                                     ---------
                   TOTAL GOVERNMENT BONDS
                    (COST $1,266,714)                                1,289,792
                                                                     ---------
                   TOTAL BONDS
                    (COST $1,781,807)                                1,854,434
                                                                    ----------

   SHARES
   ------
COMMON STOCK--61.71%
  AMUSEMENT AND RECREATION SERVICES--0.01%
     19,189     *  Gaylord Entertainment Co .......................        376
                                                                     ---------
                 TOTAL AMUSEMENT AND RECREATION SERVICES                   376
                                                                     ---------
  APPAREL AND ACCESSORY STORES--0.27%
     36,208        Foot Locker, Inc ...............................        480
     63,917    e*  Footstar, Inc ..................................        831
    312,430        Gap, Inc .......................................      5,861


     45,719        Nordstrom, Inc .................................        892
     19,142        Ross Stores, Inc ...............................        818
    250,421     e  TJX Cos, Inc ...................................      4,718
     12,403     *  Wilsons The Leather Experts, Inc ...............         89
                                                                     ---------
                 TOTAL APPAREL AND ACCESSORY STORES                     13,689
                                                                     ---------
  APPAREL AND OTHER TEXTILE PRODUCTS--0.10%
     49,857     *  Collins & Aikman Corp ..........................        147
     31,554        Liz Claiborne, Inc .............................      1,112
      1,600        Oxford Industries, Inc .........................         66
    107,980        VF Corp ........................................      3,668
                                                                     ---------
                 TOTAL APPAREL AND OTHER TEXTILE PRODUCTS                4,993
                                                                     ---------
  AUTO REPAIR, SERVICES AND PARKING--0.00%
      1,200     *  Midas, Inc .....................................         15
      3,400        Ryder System, Inc ..............................         87
                                                                     ---------
                 TOTAL AUTO REPAIR, SERVICES AND PARKING                   102
                                                                     ---------
  AUTOMOTIVE DEALERS AND SERVICE STATIONS--0.04%
     22,591     *  Autozone, Inc ..................................      1,716
     13,400     *  Carmax, Inc ....................................        404
                                                                     ---------
                 TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS           2,120
                                                                     ---------
  BUILDING MATERIALS AND GARDEN SUPPLIES--0.91%
      7,955     e  Fastenal Co ....................................        270
    998,226        Home Depot, Inc ................................     33,061
    301,254        Lowe's Cos .....................................     12,939
                                                                     ---------
                 TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES           46,270
                                                                     ---------
  BUSINESS SERVICES--4.57%
    213,900     *  3Com Corp ......................................      1,001
  1,601,099    e*  AOL Time Warner, Inc ...........................     25,762
     44,622     *  APAC Customer Services, Inc ....................        114
      4,500     *  Administaff, Inc ...............................         46
     66,166        Adobe Systems, Inc .............................      2,122
     15,700     *  Agile Software Corp ............................        152
     66,744     *  Akamai Technologies, Inc .......................        324
     11,174     *  Aspect Communications Corp .....................         43
     19,272     *  At Road, Inc ...................................        210
    400,050        Automatic Data Processing, Inc .................     13,546
     89,457    e*  BEA Systems, Inc ...............................        972
     35,799     *  BMC Software, Inc ..............................        585
      1,400     *  Barra, Inc .....................................         50
     28,252     *  Bisys Group, Inc ...............................        519
     81,599     *  Brocade Communications Systems, Inc ............        481
     72,373     *  CNET Networks, Inc .............................        451
      6,200     *  CSG Systems International, Inc .................         88
     60,862     *  Cadence Design Systems, Inc ....................        734
      5,000     *  Catalina Marketing Corp ........................         88
     71,007     *  Ceridian Corp ..................................      1,205
     16,919     *  Certegy, Inc ...................................        470
     17,571    e*  Citrix Systems, Inc ............................        358
     30,456     *  Cognizant Technology Solutions Corp ............        742
     63,786     *  Computer Horizons Corp .........................        290
     89,838     *  Compuware Corp .................................        518
      5,085     *  Concord Communications, Inc ....................         70
    104,201    e*  Convergys Corp .................................      1,667
     75,453     *  DST Systems, Inc ...............................      2,867
     24,300        Deluxe Corp ....................................      1,089
      2,603     *  Digital River, Inc .............................         50
     29,750     *  D&B Corp .......................................      1,223
     32,199     *  Electronic Arts, Inc ...........................      2,382
    368,018     e  Electronic Data Systems Corp ...................      7,894
     19,883     *  Embarcadero Technologies, Inc ..................        139
      4,176     *  F5 Networks, Inc ...............................         70
        900        Fair Isaac Corp ................................         46
      6,115     *  Fidelity National Information Solutions, Inc ...        159
    106,714     *  Fiserv, Inc ....................................      3,800
     62,013     *  GSI Commerce, Inc ..............................        414
     25,783        Henry (Jack) & Associates, Inc .................        459


                        SEE NOTES TO FINANCIAL STATEMENTS

                   2003 SEMIANNUAL REPORT  College Retirement Equities Fund   29

  Statement of Investments (Unaudited) - SOCIAL CHOICE ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                          -----------

  BUSINESS SERVICES--(CONTINUED)
    300,712    e*  Homestore, Inc .................................  $     532
    122,743        IMS Health, Inc ................................      2,208
      9,400     *  Informatica Corp ...............................         65
    110,288     *  Interland, Inc .................................        108
    315,770     *  Interpublic Group Of Cos, Inc ..................      4,225
     54,832     *  Intuit, Inc ....................................      2,442
     19,416     *  Iron Mountain, Inc .............................        720
    108,958    e*  Juniper Networks, Inc ..........................      1,348
     30,299     *  Lamar Advertising Co ...........................      1,067
      3,200     *  MAPICS, Inc ....................................         26
     46,510    e*  Monster Worldwide, Inc .........................        918
        548        Manpower, Inc ..................................         20
     38,313    e*  Mercury Interactive Corp .......................      1,479
  3,114,438        Microsoft Corp .................................     79,761
     19,374     *  NCR Corp .......................................        496
      1,600     e  NDCHealth Corp .................................         29
    220,909     *  NIC, Inc .......................................        645
      4,400     *  National Processing, Inc .......................         71
      2,000     *  Netratings, Inc ................................         18
    222,200     *  Novell, Inc ....................................        684
     20,101     *  Nuance Communications, Inc .....................        109
    124,109     e  Omnicom Group, Inc .............................      8,899
      9,800     *  Openwave Systems, Inc ..........................         19
  1,485,449    e*  Oracle Corp ....................................     17,855
      1,300     *  Overture Services, Inc .........................         24
     35,275     *  PDI, Inc .......................................        358
      9,628     *  Packeteer, Inc .................................        150
     11,400     *  Parametric Technology Corp .....................         35
     16,200     *  Pegasystems, Inc ...............................        119
     83,342    e*  Peoplesoft, Inc ................................      1,466
     19,700     *  Perot Systems Corp (Class A) ...................        224
     14,017     *  Pixar, Inc .....................................        853
     90,882     *  Portal Software, Inc ...........................        182
     17,488     *  R.H. Donnelley Corp ............................        638
      4,600     *  RSA Security, Inc ..............................         49
      1,500     *  Radisys Corp ...................................         20
     26,000     *  Raindance Communications, Inc ..................         65
      5,700     *  Register.com, Inc ..............................         33
      7,500     *  Rent-Way, Inc ..................................         35
     63,708     *  Robert Half International, Inc .................      1,207
      7,707     *  Roxio, Inc .....................................         52
      6,500     *  SS&C Technologies, Inc .........................        104
     26,353     *  Sapient Corp ...................................         73
      3,140     *  Scansoft, Inc ..................................         17
      1,300     *  Secure Computing Corp ..........................         11
     46,300     *  Seebeyond Technology Corp ......................        107
    156,600     *  Siebel Systems, Inc ............................      1,494
      6,300     *  SonicWALL, Inc .................................         30
     20,400    e*  SpeechWorks International, Inc .................         96
     40,437     *  Spherion Corp ..................................        281
    400,815     *  StorageNetworks, Inc ...........................        557
  1,543,479     *  Sun Microsystems, Inc ..........................      7,100
    139,893     *  SunGard Data Systems, Inc ......................      3,625
     28,128    e*  Symantec Corp ..................................      1,234
      6,645     *  Synopsys, Inc ..................................        411
     35,400     *  TIBCO Software, Inc ............................        180
     94,572        Total System Services, Inc .....................      2,109
     25,700     *  Tyler Technologies, Inc ........................        109
     53,652     *  Unisys Corp ....................................        659
      6,769     *  Vitria Technology, Inc .........................         39
     65,025    e*  VeriSign, Inc ..................................        899
    140,500    e*  Veritas Software Corp ..........................      4,028
     30,500     *  WatchGuard Technologies, Inc ...................        140
      3,800     *  Wind River Systems, Inc ........................         14
    177,600     *  Yahoo!, Inc ....................................      5,818
      8,599     *  eFunds Corp ....................................         99
                                                                     ---------
                 TOTAL BUSINESS SERVICES                               231,688
                                                                     ---------
  CHEMICALS AND ALLIED PRODUCTS--6.97%
      6,752     *  Able Laboratories, Inc .........................        134
     13,443     *  AVI BioPharma, Inc .............................         82
     20,443     *  Abgenix, Inc ...................................        214
     23,736     *  Adolor Corp ....................................        291
    196,726        Air Products & Chemicals, Inc ..................      8,184
      4,000     *  Albany Molecular Research, Inc .................         60
      5,025     *  Alexion Pharmaceuticals, Inc ...................         86
      6,874     *  Alkermes, Inc ..................................         74
    109,885     e  Allergan, Inc ..................................      8,472
    101,100        Alpharma, Inc (Class A) ........................      2,184
     16,099     *  Alteon, Inc ....................................         78
    499,094     *  Amgen, Inc .....................................     33,429
     16,862     *  Amylin Pharmaceuticals, Inc ....................        369
    112,501     *  Andrx Corp .....................................      2,239
     87,634    e*  Aphton Corp ....................................        722
      3,918     *  Arena Pharmaceuticals, Inc .....................         26
      6,700     *  Atherogenics, Inc ..............................        100
     35,685     *  Atrix Laboratories, Inc ........................        785
     63,091     *  Avant Immunotherapeutics, Inc ..................        188
    131,800        Avery Dennison Corp ............................      6,616
     96,700        Avon Products, Inc .............................      6,015
     47,956     *  Barr Laboratories, Inc .........................      3,141
     63,884     *  Benthley Pharmaceuticals, Inc ..................        840
     44,157     *  BioMarin Pharmaceutical, Inc ...................        431
     60,970    e*  Biogen, Inc ....................................      2,317
     60,387    e*  Biopure Corp ...................................        369
     10,909    e*  Biosite, Inc ...................................        525
     63,624     *  Bone Care International, Inc ...................        884
     15,200     *  Bradley Pharmaceuticals, Inc ...................        251
     92,471     *  Collagenex Pharmaceuticals, Inc ................      1,259
     57,000        Cabot Corp .....................................      1,636
     22,039    e*  Cell Therapeutics, Inc .........................        214
     11,828     *  Cephalon, Inc ..................................        487
     11,600     *  Charles River Laboratories International, Inc ..        373
     10,721     *  Chattem, Inc ...................................        202
     22,118     *  Cima Labs, Inc .................................        595
    106,344        Clorox Co ......................................      4,536
    244,400     e  Colgate-Palmolive Co ...........................     14,163
     83,298     *  Columbia Laboratories, Inc .....................        937
     24,200     *  Connetics Corp .................................        362
     15,500     *  Cubist Pharmaceuticals, Inc ....................        165
     84,779     *  Dov Pharmaceutical, Inc ........................        975
     23,162     *  Dendreon Corp ..................................        138
     44,303        Diagnostic Products Corp .......................      1,819
     16,499     *  Digene Corp ....................................        449
    349,215     *  Durect Corp ....................................        842
     77,955     *  Encysive Pharmaceuticals, Inc ..................        374
     12,727     *  EPIX Medical, Inc ..............................        180
    195,800        Ecolab, Inc ....................................      5,012
     34,257     *  Eon Labs, Inc ..................................      1,204
    126,996    e*  Esperion Therapeutics, Inc .....................      2,488
    199,615     *  First Horizon Pharmaceutical ...................        788
    214,832     *  Forest Laboratories, Inc .......................     11,762
     96,076     *  GTC Biotherapeutics, Inc .......................        330
     35,200    e*  Genta, Inc .....................................        469
    120,525     *  Genzyme Corp (General Division) ................      5,038
     23,356    e*  Geron Corp .....................................        172
     76,828     *  Gilead Sciences, Inc ...........................      4,270
    530,553        Gillette Co ....................................     16,903
     78,544     *  Guilford Pharmaceuticals, Inc ..................        357
     40,023        H.B. Fuller Co .................................        881


                        SEE NOTES TO FINANCIAL STATEMENTS

30   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

  Statement of Investments (Unaudited) - SOCIAL CHOICE ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                          -----------

  CHEMICALS AND ALLIED PRODUCTS--(CONTINUED)
     64,140     *  Hollis-Eden Pharmaceuticals ....................  $     810
     60,776     *  Human Genome Sciences, Inc .....................        773
     18,436     *  ICOS Corp ......................................        678
     40,735    e*  IDEC Pharmaceuticals Corp ......................      1,385
    179,781     *  IVAX Corp ......................................      3,209
     28,621     *  Idexx Laboratories, Inc ........................        964
     50,561     *  Ilex Oncology, Inc .............................        981
      2,400     *  Immucor, Inc ...................................         52
     47,200     *  Immunogen, Inc .................................        202
     44,900     *  Immunomedics, Inc ..............................        283
     97,808     *  Impax Laboratories, Inc ........................      1,173
     54,100     *  Indevus Pharmaceuticals, Inc ...................        338
     36,581    e*  Inverness Medical Innovations, Inc .............        706
      8,689     *  Invitrogen Corp ................................        333
     40,810     *  Isis Pharmaceuticals, Inc ......................        216
    157,750     *  King Pharmaceuticals, Inc ......................      2,328
      1,500     *  Kos Pharmaceuticals, Inc .......................         35
     73,156     *  La Jolla Pharmaceutical Co .....................        239
     39,300    e*  Lannett Co, Inc ................................        921
      9,275     *  Ligand Pharmaceuticals, Inc (Class B) ..........        126
     20,912        Meridian Bioscience, Inc .......................        196
     17,700     *  MGI Pharma, Inc ................................        454
     34,085     *  Martek Biosciences Corp ........................      1,464
     29,268     *  Medarex, Inc ...................................        193
     27,311     e  Medicis Pharmaceutical Corp (Class A) ..........      1,549
     96,422     *  MedImmune, Inc .................................      3,507
  1,206,058        Merck & Co, Inc ................................     73,027
    108,616     *  Millennium Pharmaceuticals, Inc ................      1,709
    161,744        Mylan Laboratories, Inc ........................      5,624
     32,567     *  NBTY, Inc ......................................        686
     44,803     *  Nektar Therapeutics ............................        414
      3,412    e*  NPS Pharmaceuticals, Inc .......................         83
     76,865     *  Nabi Biopharmaceuticals ........................        527
     34,431     *  Neose Technologies, Inc ........................        345
      4,000     *  Neurocrine Biosciences, Inc ....................        200
     31,990     *  Noven Pharmaceuticals, Inc .....................        328
     66,411    e*  OM Group, Inc ..................................        978
      6,392     *  OSI Pharmaceuticals, Inc .......................        206
     32,499     *  Onyx Pharmaceuticals, Inc ......................        401
      1,500     *  OraSure Technologies, Inc ......................         11
    116,844    e*  Pain Therapeutics, Inc .........................        755
     55,620     *  Penwest Pharmaceuticals Co .....................      1,355
    173,502     *  Peregrine Pharmaceuticals, Inc .................        259
     15,793     *  Pharmaceutical Resources, Inc ..................        768
     83,891     *  Pozen, Inc .....................................        921
    101,678     *  Praecis Pharmaceuticals, Inc ...................        498
     79,577        Praxair, Inc ...................................      4,783
    679,000        Procter & Gamble Co ............................     60,553
     19,955     *  Progenics Pharmaceuticals ......................        301
     23,161     *  Protein Design Labs, Inc .......................        324
    123,854        Rohm & Haas Co .................................      3,843
     17,626     *  Savient Pharmaceuticals, Inc ...................         82
     32,480     *  SICOR, Inc .....................................        661
     39,256     *  Salix Pharmaceuticals Ltd ......................        412
     55,729    e*  Sepracor, Inc ..................................      1,005
     86,075     e  Sigma-Aldrich Corp .............................      4,664
     41,426    e*  SuperGen, Inc ..................................        224
     16,038     *  Tanox, Inc .....................................        257
     24,507     *  Third Wave Technologies, Inc ...................        110
        863     *  USANA Health Sciences, Inc .....................         38
      3,390     *  Unifi, Inc .....................................         21
     11,300     *  United Therapeutics Corp .......................        246
     16,600     *  Vicuron Pharmaceuticals, Inc ...................        235
     25,392     *  Vertex Pharmaceuticals, Inc ....................        371
     96,272     *  Watson Pharmaceuticals, Inc ....................      3,887
      3,500        West Pharmaceutical Services, Inc ..............         86
     52,033    e*  Zymogenetics, Inc ..............................        606
                                                                     ---------
                 TOTAL CHEMICALS AND ALLIED PRODUCTS                   353,405
                                                                     ---------
  COMMUNICATIONS--3.27%
    781,097     *  AT&T Wireless Services, Inc ....................      6,413
    302,467        AT&T Corp ......................................      5,822
    116,486        Alltel Corp ....................................      5,617
    136,566     *  Avaya, Inc .....................................        882
    826,229        BellSouth Corp .................................     22,002
     48,734    e*  Cablevision Systems Corp (Class A) .............      1,012
      3,900        CenturyTel, Inc ................................        136
    198,959    e*  Charter Communications, Inc (Class A) ..........        790
    485,960    e*  Comcast Corp ...................................     14,666
    365,769     *  Comcast Corp Special ...........................     10,545
     16,904     *  Ditech Communications Corp .....................         84
    132,472    e*  InterActiveCorp ................................      5,242
     48,600     *  Infonet Services Corp (Class B) ................         77
  1,671,312    e*  Lucent Technologies, Inc .......................      3,393
    136,709     *  Nextel Communications, Inc (Class A) ...........      2,472
      8,000     *  Paxson Communications Corp .....................         48
      5,100     *  RCN Corp .......................................         10
  1,489,195        SBC Communications, Inc ........................     38,049
    341,380        Sprint Corp (FON Group) ........................      4,916
    165,900    e*  Sprint Corp (PCS Group) ........................        954
      2,000     *  Time Warner Telecom, Inc (Class A) .............         13
     47,126    e*  Univision Communications, Inc (Class A) ........      1,433
  1,041,595        Verizon Communications, Inc ....................     41,091
      5,100     *  West Corp ......................................        136
     11,751     *  XM Satellite Radio Holdings, Inc ...............        130
                                                                     ---------
                 TOTAL COMMUNICATIONS                                  165,933
                                                                     ---------
  DEPOSITORY INSTITUTIONS--6.88%
    110,555        AmSouth Bancorp ................................      2,415
      2,500        Astoria Financial Corp .........................         70
    310,224        BB&T Corp ......................................     10,641
    728,418        Bank Of America Corp ...........................     57,567
    645,076        Bank One Corp ..................................     23,984
     34,423        Charter One Financial, Inc .....................      1,073
     92,083        Comerica, Inc ..................................      4,282
    256,214     *  Concord EFS, Inc ...............................      3,771
    283,393        Fifth Third Bancorp ............................     16,250
      4,800        First Tennessee National Corp ..................        211
    707,227        FleetBoston Financial Corp .....................     21,012
     78,235        Golden West Financial Corp .....................      6,260
     17,300     e  Greenpoint Financial Corp ......................        881
      1,600     *  Intercept, Inc .................................         13
      1,250        International Bancshares Corp ..................         44
    949,780        J.P. Morgan Chase & Co .........................     32,463
    275,211        KeyCorp ........................................      6,955
    250,983        Mellon Financial Corp ..........................      6,965
    433,584        National City Corp .............................     14,183
      4,200        North Fork Bancorp, Inc ........................        143
    120,922        Northern Trust Corp ............................      5,053
    228,563        PNC Financial Services Group, Inc ..............     11,156
      1,900        People's Bank ..................................         55
    100,404        Regions Financial Corp .........................      3,392
    146,874     e  State Street Corp ..............................      5,787
    179,772        SunTrust Banks, Inc ............................     10,668
    130,894     e  Synovus Financial Corp .........................      2,814
    950,512        U.S. Bancorp ...................................     23,288
     60,667        Union Planters Corp ............................      1,882
     13,792        UnionBanCal Corp ...............................        571
      2,850        W Holding Co, Inc ..............................         48
    752,307        Wachovia Corp ..................................     30,062



                        SEE NOTES TO FINANCIAL STATEMENTS

                   2003 SEMIANNUAL REPORT  College Retirement Equities Fund   31

  Statement of Investments (Unaudited) - SOCIAL CHOICE ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                          -----------

  DEPOSITORY INSTITUTIONS--(CONTINUED)
    882,688        Wells Fargo & Co ...............................  $  44,487
      6,400        Zions Bancorp ..................................        324
                                                                     ---------
                 TOTAL DEPOSITORY INSTITUTIONS                         348,770
                                                                     ---------
  EATING AND DRINKING PLACES--0.52%
    153,300        Darden Restaurants, Inc ........................      2,910
    968,501        McDonald's Corp ................................     21,365
     14,800        Outback Steakhouse, Inc ........................        577
     55,351        Wendy's International, Inc .....................      1,604
                                                                     ---------
                 TOTAL EATING AND DRINKING PLACES                       26,456
                                                                     ---------
  EDUCATIONAL SERVICES--0.06%
     46,962    e*  Apollo Group, Inc (Class A) ....................      2,900
      1,700    e*  DeVry, Inc .....................................         40
      1,900     *  Sylvan Learning Systems, Inc ...................         43
                                                                     ---------
                 TOTAL EDUCATIONAL SERVICES                              2,983
                                                                     ---------
  ELECTRIC, GAS, AND SANITARY SERVICES--2.96%
    492,654     *  AES Corp .......................................      3,128
    116,131        AGL Resources, Inc .............................      2,954
    383,059    e*  Allegheny Energy, Inc ..........................      3,237
    155,400        Allete, Inc ....................................      4,126
    610,931     *  Aquila, Inc ....................................      1,576
     17,516        Atmos Energy Corp ..............................        434
    202,996        Avista Corp ....................................      2,872
     64,767        Black Hills Corp ...............................      1,988
      3,600        California Water Service Group .................        101
    371,414    e*  Calpine Corp ...................................      2,451
     27,585     *  Casella Waste Systems, Inc (Class A) ...........        249
     17,100     *  Citizens Communications Co .....................        220
    211,772        Cleco Corp .....................................      3,668
      1,700        Connecticut Water Service, Inc .................         43
    447,755        DPL, Inc .......................................      7,137
    185,272        Empire District Electric Co ....................      4,030
        500        EnergySouth, Inc ...............................         16
    156,758        Equitable Resources, Inc .......................      6,386
    174,270        Hawaiian Electric Industries, Inc ..............      7,990
    215,300        Idacorp, Inc ...................................      5,652
    294,157        KeySpan Corp ...................................     10,428
    141,441     e  Kinder Morgan, Inc .............................      7,730
      5,100        Laclede Group, Inc .............................        137
     66,460        MGE Energy, Inc ................................      2,093
      2,000        Middlesex Water Co .............................         49
    912,228    e*  Mirant Corp ....................................      2,645
    233,297        National Fuel Gas Co ...........................      6,077
      2,900        New Jersey Resources Corp ......................        103
    411,940        NiSource, Inc ..................................      7,827
     87,001     *  NiSource, Inc (Sails) ..........................        193
    140,770        Nicor, Inc .....................................      5,224
      2,700        Northwest Natural Gas Co .......................         74
    464,848     e  OGE Energy Corp ................................      9,934
     14,994        Otter Tail Corp ................................        405
    102,654        Peoples Energy Corp ............................      4,403
    417,580        Pepco Holdings, Inc ............................      8,001
     17,895        Philadelphia Suburban Corp .....................        436
     10,830        Piedmont Natural Gas Co, Inc ...................        420
    468,300        Puget Energy, Inc ..............................     11,178
    110,772        Questar Corp ...................................      3,708
     33,219        Resource America, Inc (Class A) ................        344
      9,865     e  SEMCO Energy, Inc ..............................         57
        500        SJW Corp .......................................         43
    129,246    e*  Sierra Pacific Resources .......................        768
      3,200        South Jersey Industries, Inc ...................        118
     12,789     *  Southern Union Co ..............................        217
      3,200    e*  Stericycle, Inc ................................        123
    152,666        Unisource Energy Corp ..........................      2,870
     32,400        WGL Holdings, Inc ..............................        865
      4,572     *  Waste Connections, Inc .........................        160
     40,107        Western Gas Resources, Inc .....................      1,588
    489,335        Williams Cos, Inc ..............................      3,866
                                                                     ---------
                 TOTAL ELECTRIC, GAS, AND SANITARY SERVICES            150,342
                                                                     ---------
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--3.16%
    434,967     *  ADC Telecommunications, Inc ....................      1,013
     39,523        AVX Corp .......................................        434
    213,995     *  Advanced Micro Devices, Inc ....................      1,372
     11,984     *  Agere Systems, Inc (Class A) ...................         28
     14,892     *  Allen Telecom, Inc .............................        246
    162,200     *  Altera Corp ....................................      2,660
     73,593        American Power Conversion Corp .................      1,147
    100,250        Ametek, Inc ....................................      3,674
      5,400     *  Amkor Technology, Inc ..........................         71
    119,618     *  Analog Devices, Inc ............................      4,165
      6,411     *  Arris Group, Inc ...............................         32
     53,100     *  Artesyn Technologies, Inc ......................        298
    138,463     *  Avanex Corp ....................................        554
     30,000        Baldor Electric Co .............................        618
     79,519     *  Broadcom Corp (Class A) ........................      1,981
     46,995     *  C-COR.net Corp .................................        230
    172,716    e*  CIENA Corp .....................................        896
      1,800        CTS Corp .......................................         19
    132,544     *  Comverse Technology, Inc .......................      1,992
     27,847     *  Conexant Systems, Inc ..........................        114
    188,712     *  Corvis Corp ....................................        283
    430,500        Emerson Electric Co ............................     21,999
     10,485     *  Energizer Holdings, Inc ........................        329
     28,195    e*  Finisar Corp ...................................         44
        600        Harman International Industries, Inc ...........         47
     15,041     *  Harmonic, Inc ..................................         61
      2,700        Helix Technology Corp ..........................         36
      5,722     *  IXYS Corp ......................................         46
      5,700     *  Integrated Device Technology, Inc ..............         63
  2,488,910        Intel Corp .....................................     51,730
     59,373     *  InterVoice, Inc ................................        293
     29,012     *  Interdigital Communications Corp ...............        678
     12,700     *  Intersil Corp (Class A) ........................        338
    530,044     *  JDS Uniphase Corp ..............................      1,860
     32,669    e*  Jabil Circuit, Inc .............................        722
      5,800     *  Kemet Corp .....................................         59
    229,966     *  LSI Logic Corp .................................      1,628
      1,000     *  Lifeline Systems, Inc ..........................         28
    235,717     *  MRV Communications, Inc ........................        474
     25,583     *  Mattson Technology, Inc ........................         79
    102,718        Maxim Integrated Products, Inc .................      3,512
     12,829     *  McData Corp (Class A) ..........................        188
     18,700        Microchip Technology, Inc ......................        458
    265,591    e*  Micron Technology, Inc .........................      3,089
      4,565     *  Microtune, Inc .................................         15
     82,093     e  Molex, Inc .....................................      2,216
  1,011,468     e  Motorola, Inc ..................................      9,538
      3,705     *  Mykrolis Corp ..................................         38
     78,700     *  National Semiconductor Corp ....................      1,552
     24,183     *  New Focus, Inc .................................         90
     25,190    e*  Novellus Systems, Inc ..........................        922
     28,130     *  Nvidia Corp ....................................        647
    129,014     *  Optical Communication Products, Inc ............        232
     60,719     *  Parthusceva, Inc ...............................        495
      4,451     *  Pemstar, Inc ...................................         19
      5,200     *  Plexus Corp ....................................         60
      5,600    e*  Polycom, Inc ...................................         78
      3,800     *  Power-One, Inc .................................         27
      8,800     *  Powerwave Technologies, Inc ....................         55


                       SEE NOTES TO FINANCIAL STATEMENTS

32   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

  Statement of Investments (Unaudited) - SOCIAL CHOICE ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                          -----------

  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--(CONTINUED)
    111,430     *  Proxim Corp (Class A) ..........................  $     163
      1,453    e*  QLogic Corp ....................................         70
    285,893        Qualcomm, Inc ..................................     10,221
     31,424     e  Scientific-Atlanta, Inc ........................        749
     10,220     *  Sipex Corp .....................................         50
    201,991     *  Sirius Satellite Radio, Inc ....................        341
     10,500     *  Sonus Networks, Inc ............................         53
     11,400     *  Standard Microsystems Corp .....................        173
    107,179     *  Stratex Networks, Inc ..........................        343
     82,952     *  Sycamore Networks, Inc .........................        318
        900     *  TTM Technologies, Inc ..........................          4
      1,400     *  Technitrol, Inc ................................         21
    264,515    e*  Tellabs, Inc ...................................      1,738
    555,182     *  Tellium, Inc ...................................        516
     62,949     *  Terayon Communication Systems, Inc .............        172
    734,264        Texas Instruments, Inc .........................     12,923
     63,300     *  Thomas & Betts Corp ............................        915
     14,968     *  Three-Five Systems, Inc ........................        103
      5,500     *  Triquint Semiconductor, Inc ....................         23
     18,359     *  Turnstone Systems, Inc .........................         46
      4,390    e*  Utstarcom, Inc .................................        156
      2,600     *  Vicor Corp .....................................         25
     95,428     *  Vishay Intertechnology, Inc ....................      1,260
    104,900     *  Vitesse Semiconductor Corp .....................        516
     12,807        Whirlpool Corp .................................        816
    127,200     *  Xilinx, Inc ....................................      3,219
                                                                     ---------
                 TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT         160,506
                                                                     ---------
  ENGINEERING AND MANAGEMENT SERVICES--0.35%
     33,202    e*  Antigenics, Inc ................................        382
     14,213     *  Applera Corp (Celera Genomics Group) ...........        147
     65,549     *  Ariad Pharmaceuticals, Inc .....................        294
     52,912     *  BearingPoint, Inc ..............................        511
      5,433     *  CV Therapeutics, Inc ...........................        161
     16,700     *  Ciphergen Biosystems, Inc ......................        171
      5,000     *  Covance, Inc ...................................         91
     43,259     *  CuraGen Corp ...................................        240
    130,985     *  Decode Genetics, Inc ...........................        409
      3,288     *  Digitas, Inc ...................................         16
     10,300     *  Exact Sciences Corp ............................        113
      4,700     *  Exult, Inc .....................................         40
      3,600     *  FTI Consulting, Inc ............................         90
      7,900     *  First Consulting Group, Inc ....................         37
     16,369     *  Gartner, Inc (Class B) .........................        123
     35,592     *  Gene Logic, Inc ................................        212
     92,116     *  Incyte Corp ....................................        427
     18,701     *  Kosan Biosciences, Inc .........................        110
     22,671     *  Lexicon Genetics, Inc ..........................        152
     25,220     *  Luminex Corp ...................................        130
     65,014        Moody's Corp ...................................      3,427
     22,540     *  Neopharm, Inc ..................................        312
    212,926        Paychex, Inc ...................................      6,241
      5,500     *  Pharmaceutical Product Development, Inc ........        158
      7,878     *  PracticeWorks, Inc .............................        152
     86,173     *  Quintiles Transnational Corp ...................      1,223
     19,879     *  Regeneron Pharmaceuticals, Inc .................        313
     88,520     *  Seattle Genetics, Inc ..........................        456
      1,600     *  Sourcecorp .....................................         35
     26,200    e*  Telik, Inc .....................................        421
     27,434     *  Transkaryotic Therapies, Inc ...................        317
      3,500     *  Trimeris, Inc ..................................        160
     45,278     *  Tularik, Inc ...................................        450
     12,343     *  aaiPharma, Inc .................................        245
                                                                     ---------
                 TOTAL ENGINEERING AND MANAGEMENT SERVICES              17,766
                                                                     ---------
  FABRICATED METAL PRODUCTS--0.58%
    149,645     *  Crown Holdings, Inc ............................      1,068
     14,628        Harsco Corp ....................................        527
    248,300        Illinois Tool Works, Inc .......................     16,351
    309,573        Masco Corp .....................................      7,383
     74,092        Material Sciences Corp .........................        719
        400     *  Silgan Holdings, Inc ...........................         13
     27,846        Snap-On, Inc ...................................        808
     86,524        Stanley Works ..................................      2,388
                                                                     ---------
                 TOTAL FABRICATED METAL PRODUCTS                        29,257
                                                                     ---------
  FOOD AND KINDRED PRODUCTS--2.62%
    208,440        Campbell Soup Co ...............................      5,107
  1,095,800        Coca-Cola Co ...................................     50,856
     96,100        Coca-Cola Enterprises, Inc .....................      1,744
    190,909     e  General Mills, Inc .............................      9,051
    240,250        H.J. Heinz Co ..................................      7,923
     72,900        Hershey Foods Corp .............................      5,078
      3,000     e  Hormel Foods Corp ..............................         71
    173,163        Kellogg Co .....................................      5,952
     23,900        McCormick & Co, Inc (Non-Vote) .................        650
     49,600        Pepsi Bottling Group, Inc ......................        993
    859,304        PepsiCo, Inc ...................................     38,239
    126,045        Wrigley (Wm.) Jr Co ............................      7,088
                                                                     ---------
                 TOTAL FOOD AND KINDRED PRODUCTS                       132,752
                                                                     ---------
  FOOD STORES--0.48%
    328,321        Albertson's, Inc ...............................      6,304
    502,206    e*  Kroger Co ......................................      8,377
     11,850     *  Pathmark Stores, Inc ...........................         91
    268,810     *  Safeway, Inc ...................................      5,500
    155,354     *  Starbucks Corp .................................      3,809
      5,910        Winn-Dixie Stores, Inc .........................         73
                                                                     ---------
                 TOTAL FOOD STORES                                      24,154
                                                                     ---------
  FURNITURE AND FIXTURES--0.31%
     58,202        Hillenbrand Industries, Inc ....................      2,936
     76,289        Johnson Controls, Inc ..........................      6,530
     12,820     *  Lear Corp ......................................        590
     55,444        Leggett & Platt, Inc ...........................      1,137
    157,510        Newell Rubbermaid, Inc .........................      4,410
                                                                     ---------
                 TOTAL FURNITURE AND FIXTURES                           15,603
                                                                     ---------
  FURNITURE AND HOMEFURNISHINGS STORES--0.20%
    106,295     *  Bed Bath & Beyond, Inc .........................      4,125
     88,300     *  Best Buy Co, Inc ...............................      3,878
     61,694        Circuit City Stores, Inc (Circuit City Group) ..        543
     22,600     *  EUniverse, Inc .................................         82
     52,347        RadioShack Corp ................................      1,377
      4,200     *  Restoration Hardware, Inc ......................         19
                                                                     ---------
                 TOTAL FURNITURE AND HOMEFURNISHINGS STORES             10,024
                                                                     ---------
  GENERAL BUILDING CONTRACTORS--0.25%
      2,718    e*  Beazer Homes U.S.A., Inc .......................        227
     12,500        Centex Corp ....................................        972
      5,500        Clayton Homes, Inc .............................         69
     54,200        D.R. Horton, Inc ...............................      1,523
     23,200        KB Home ........................................      1,438
      1,760        Lennar Corp ....................................        121
     17,600     e  Lennar Corp (Class A) ..........................      1,258
        292        M/I Schottenstein Homes, Inc ...................         12
     20,430     e  MDC Holdings, Inc ..............................        986
     58,184        Pulte Homes, Inc ...............................      3,588
     14,081     e  Ryland Group, Inc ..............................        977
     22,700        Standard-Pacific Corp ..........................        753
     20,000     *  Toll Brothers, Inc .............................        566
                                                                     ---------
                 TOTAL GENERAL BUILDING CONTRACTORS                     12,490
                                                                     ---------


                        SEE NOTES TO FINANCIAL STATEMENTS

                   2003 SEMIANNUAL REPORT  College Retirement Equities Fund   33

  Statement of Investments (Unaudited) - SOCIAL CHOICE ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                          -----------

  GENERAL MERCHANDISE STORES--1.02%
     19,200     *  BJ's Wholesale Club, Inc .......................  $     289
    231,438     *  Costco Wholesale Corp ..........................      8,471
     91,865        Dollar General Corp ............................      1,677
     15,723     *  Dollar Tree Stores, Inc ........................        499
     45,181        Family Dollar Stores, Inc ......................      1,724
    137,995        J.C. Penney Co, Inc ............................      2,325
    126,555    e*  Kohl's Corp ....................................      6,502
    311,015     e  May Department Stores Co .......................      6,923
     33,400     *  Saks, Inc ......................................        324
    178,718     e  Sears Roebuck & Co .............................      6,012
    450,125        Target Corp ....................................     17,033
                                                                     ---------
                 TOTAL GENERAL MERCHANDISE STORES                       51,779
                                                                     ---------
  HEALTH SERVICES--0.29%
     16,500     *  Accredo Health, Inc ............................        360
     85,652     *  Caremark Rx, Inc ...............................      2,200
     28,129     *  Coventry Health Care, Inc ......................      1,298
     26,200     *  DaVita, Inc ....................................        702
     22,144     *  Express Scripts, Inc ...........................      1,510
     46,114     *  First Health Group Corp ........................      1,274
      2,009     *  Genesis Health Ventures, Inc ...................         35
      9,200     *  Gentiva Health Services, Inc ...................         83
    115,248     e  Health Management Associates, Inc (Class A) ....      2,126
      4,300    e*  Impath, Inc ....................................         61
     14,479     *  LifePoint Hospitals, Inc .......................        303
     46,490     *  Lincare Holdings, Inc ..........................      1,465
     34,964     *  Manor Care, Inc ................................        874
        800     *  Matria Healthcare, Inc .........................         14
      5,592     *  Option Care, Inc ...............................         64
      4,200    e*  Orthodontic Centers Of America, Inc ............         34
      4,600     *  Province Healthcare Co .........................         51
     40,858    e*  Specialty Laboratories, Inc ....................        419
     48,120     *  Triad Hospitals, Inc ...........................      1,194
     13,918     *  Universal Health Services, Inc (Class B) .......        551
     21,000     *  Xicor, Inc .....................................        132
                                                                     ---------
                 TOTAL HEALTH SERVICES                                  14,750
                                                                     ---------
  HOLDING AND OTHER INVESTMENT OFFICES--1.70%
      4,900        AMB Property Corp ..............................        138
    119,032     e  Allied Capital Corp ............................      2,750
     33,700        Annaly Mortgage Management, Inc ................        671
    146,815        Archstone-Smith Trust ..........................      3,524
      8,100        Arden Realty, Inc ..............................        210
     21,567        AvalonBay Communities, Inc .....................        920
     18,755        Boston Properties, Inc .........................        821
     80,458        Crescent Real Estate Equities Co ...............      1,336
     42,641        Duke Realty Corp ...............................      1,175
    514,414        Equity Office Properties Trust .................     13,894
    270,488        Equity Residential .............................      7,019
      7,800        General Growth Properties, Inc .................        487
     15,500        Health Care Property Investors, Inc ............        656
     31,900        Kimco Realty Corp ..............................      1,209
     27,416        New Plan Excel Realty Trust ....................        585
    264,556        Plum Creek Timber Co, Inc ......................      6,865
     12,386        Popular, Inc ...................................        478
      1,500        Post Properties, Inc ...........................         40
     65,424        Prologis .......................................      1,786
     84,419        Public Storage, Inc ............................      2,859
     20,600        Rouse Co .......................................        785
    110,292        Simon Property Group, Inc ......................      4,305
     72,303        Vornado Realty Trust ...........................      3,152
    649,362        Washington Mutual, Inc .........................     26,819
     80,550        Weingarten Realty Investors ....................      3,375
     12,000        iStar Financial, Inc ...........................        438
                                                                     ---------
                 TOTAL HOLDING AND OTHER INVESTMENT OFFICES             86,297
                                                                     ---------
  HOTELS AND OTHER LODGING PLACES--0.04%
     39,960     *  Boca Resorts, Inc (Class A) ....................        519
     44,660     *  Extended Stay America, Inc .....................        602
      7,273        Marcus Corp ....................................        109
     93,117     *  Prime Hospitality Corp .........................        625
                                                                     ---------
                 TOTAL HOTELS AND OTHER LODGING PLACES                   1,855
                                                                     ---------
  INDUSTRIAL MACHINERY AND EQUIPMENT--5.27%
    264,522        3M Co ..........................................     34,118
     20,670     *  American Standard Cos, Inc .....................      1,528
    139,447     *  Apple Computer, Inc ............................      2,666
    628,716    e*  Applied Materials, Inc .........................      9,971
      9,500     *  Brooks Automation, Inc .........................        108
    467,641     e  Baker Hughes, Inc ..............................     15,699
     19,825        Black & Decker Corp ............................        861
      7,200     *  Cirrus Logic, Inc ..............................         29
  2,560,427     *  Cisco Systems, Inc .............................     42,477
     31,095    e*  Computer Network Technology Corp ...............        252
      6,211     *  Cooper Cameron Corp ............................        313
     37,100     e  Cummins, Inc ...................................      1,332
    127,630        Deere & Co .....................................      5,833
    876,161     *  Dell Computer Corp .............................     28,002
     20,962        Diebold, Inc ...................................        907
        500        Donaldson Co, Inc ..............................         22
    924,240     *  EMC Corp .......................................      9,677
      9,460     *  Emulex Corp ....................................        215
      1,699     *  EnPro Industries, Inc ..........................         18
      7,700     *  Flowserve Corp .................................        151
    137,100     *  Gateway, Inc ...................................        500
      1,300     *  General Binding Corp ...........................         16
    133,900     *  Global Power Equipment Group, Inc ..............        623
     79,050        Graco, Inc .....................................      2,530
    157,563     *  Grant Prideco, Inc .............................      1,851
    196,154     *  Handspring, Inc ................................        222
  1,285,923        Hewlett-Packard Co .............................     27,390
     33,500     *  Hypercom Corp ..................................        139
     56,885     *  InFocus Corp ...................................        268
    670,357        International Business Machines Corp ...........     55,304
      2,300     *  Kulicke & Soffa Industries, Inc ................         15
      9,944     *  Lam Research Corp ..............................        181
     36,862    e*  Lexmark International, Inc .....................      2,609
      2,200        Lincoln Electric Holdings, Inc .................         45
      3,200     *  Maxtor Corp ....................................         24
      3,100        Milacron, Inc ..................................         15
     35,100        Modine Manufacturing Co ........................        680
    135,913     *  Network Appliance, Inc .........................      2,203
     28,000        Nordson Corp ...................................        668
      6,400     *  Omnicell, Inc ..................................         66
     25,997     *  Palm, Inc ......................................        423
      1,300        Pentair, Inc ...................................         51
    220,201        Pitney Bowes, Inc ..............................      8,458
     10,500     *  Presstek, Inc ..................................         65
     29,800     *  Quantum Corp ...................................        121
     16,200     *  Rainbow Technologies, Inc ......................        136
     18,338     *  SPX Corp .......................................        808
      2,066     *  Sandisk Corp ...................................         83
     45,177     *  Semitool, Inc ..................................        223
     39,700     *  Silicon Graphics, Inc ..........................         45
     15,000     *  Simpletech, Inc ................................         60
     48,400     *  Smith International, Inc .......................      1,778
    431,086    e*  Solectron Corp .................................      1,612
      8,400     *  Storage Technology Corp ........................        216
     39,169        Symbol Technologies, Inc .......................        510
      2,986     *  UNOVA, Inc .....................................         33


                       SEE NOTES TO FINANCIAL STATEMENTS

34   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

  Statement of Investments (Unaudited) - SOCIAL CHOICE ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                          -----------

  INDUSTRIAL MACHINERY AND EQUIPMENT--(CONTINUED)
     19,592     *  Western Digital Corp ...........................  $     202
    293,473    e*  Xerox Corp .....................................      3,108
                                                                     ---------
                 TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT              267,460
                                                                     ---------
  INSTRUMENTS AND RELATED PRODUCTS--2.20%
     22,218     *  Advanced Medical Optics, Inc ...................        379
     16,601    e*  Aksys Ltd ......................................        215
     16,000     *  Alaris Medical Systems, Inc ....................        207
     35,872     *  Align Technology, Inc ..........................        450
      1,700        Analogic Corp ..................................         83
    188,825        Applera Corp (Applied Biosystems Group) ........      3,593
      2,600        Arrow International, Inc .......................        115
     17,497        Bard (C.R.), Inc ...............................      1,248
     30,755     e  Bausch & Lomb, Inc .............................      1,153
    436,437        Baxter International, Inc ......................     11,347
     16,496        Beckman Coulter, Inc ...........................        670
    213,472        Becton Dickinson & Co ..........................      8,293
    149,294        Biomet, Inc ....................................      4,279
    150,095     *  Boston Scientific Corp .........................      9,171
      3,700     *  Bruker Daltonics, Inc ..........................         20
      1,800     *  Cantel Medical Corp ............................         24
      4,400     *  Cardiac Science, Inc ...........................         12
     21,647     *  Cerus Corp .....................................        163
     34,287     *  Closure Medical Corp ...........................        647
      4,800     *  Cognex Corp ....................................        107
      3,659     *  Concord Camera Corp ............................         26
      4,791     *  Credence Systems Corp ..........................         41
     10,000     *  Cytyc Corp .....................................        105
      3,500     *  DJ Orthopedics, Inc ............................         38
     34,950        Dentsply International, Inc ....................      1,429
     16,080     *  Edwards Lifesciences Corp ......................        517
    149,932        Guidant Corp ...................................      6,655
      8,217     *  Hanger Orthopedic Group, Inc ...................         94
      2,400     *  Input/Output, Inc ..............................         13
      3,000     *  Integra LifeSciences Holding ...................         79
      5,100        Invacare Corp ..................................        168
    116,134    e*  Invision Technologies, Inc .....................      2,913
     48,670    e*  KLA-Tencor Corp ................................      2,263
      5,800    e*  LTX Corp .......................................         50
     25,500     *  Lexar Media, Inc ...............................        243
    602,262        Medtronic, Inc .................................     28,891
      1,700     *  Mettler-Toledo International, Inc ..............         62
     11,632    e*  Millipore Corp .................................        516
      3,164     *  Oakley, Inc ....................................         37
      8,600     *  Orthologic Corp ................................         39
    235,177     *  Palatin Technologies, Inc ......................        750
    102,828     e  PerkinElmer, Inc ...............................      1,420
     45,239     *  Pinnacle Systems, Inc ..........................        484
      3,100     *  Respironics, Inc ...............................        116
     86,526     *  St. Jude Medical, Inc ..........................      4,975
      4,600     *  Steris Corp ....................................        106
     92,665     e  Stryker Corp ...................................      6,428
     11,200     *  Techne Corp ....................................        340
      3,885     *  Tektronix, Inc .................................         84
     37,353        Teleflex, Inc ..................................      1,589
     42,300    e*  Therasense, Inc ................................        423
     88,074    e*  Thermo Electron Corp ...........................      1,851
      1,600    e*  Thoratec Corp ..................................         24
     26,444     *  TriPath Imaging, Inc ...........................        181
     19,147     *  Varian Medical Systems, Inc ....................      1,102
      1,600        Vital Signs, Inc ...............................         42
      8,100     *  Vivus, Inc .....................................         42
     36,643     *  Waters Corp ....................................      1,067
     95,220     *  Zimmer Holdings, Inc ...........................      4,290
      7,905     *  Zygo Corp ......................................         63
                                                                     ---------
                 TOTAL INSTRUMENTS AND RELATED PRODUCTS                111,732
                                                                     ---------
  INSURANCE AGENTS, BROKERS AND SERVICES--0.52%
    215,412        AON Corp .......................................      5,187
     13,100        Brown & Brown, Inc .............................        426
     38,610        Gallagher (Arthur J.) & Co .....................      1,050
      1,100        Hilb, Rogal & Hamilton Co ......................         37
    388,560        Marsh & McLennan Cos, Inc ......................     19,844
                                                                     ---------
                 TOTAL INSURANCE AGENTS, BROKERS AND SERVICES           26,544
                                                                     ---------
  INSURANCE CARRIERS--3.19%
      1,200        21st Century Insurance Group ...................         17
     58,100        Aetna, Inc .....................................      3,498
    220,470        Aflac, Inc .....................................      6,779
     13,100        Ambac Financial Group, Inc .....................        868
  1,039,536        American International Group, Inc ..............     57,362
      1,900        American National Insurance Co .................        164
     61,723     *  Anthem, Inc ....................................      4,762
    100,057        Chubb Corp .....................................      6,003
     88,000        Cigna Corp .....................................      4,131
     78,095        Cincinnati Financial Corp ......................      2,897
     10,100     *  Cobalt Corp ....................................        208
     29,542        Erie Indemnity Co (Class A) ....................      1,219
    124,545        Hartford Financial Services Group, Inc .........      6,272
     53,972     *  Health Net, Inc ................................      1,778
    158,814     *  Humana, Inc ....................................      2,398
     81,260        Jefferson-Pilot Corp ...........................      3,369
    171,330        Lincoln National Corp ..........................      6,104
     38,399        MBIA, Inc ......................................      1,872
     13,300     e  MGIC Investment Corp ...........................        620
      5,000        MONY Group, Inc ................................        135
     25,226     *  Mid Atlantic Medical Services, Inc .............      1,319
     32,723     *  Oxford Health Plans, Inc .......................      1,375
     22,800     e  Phoenix Cos, Inc ...............................        206
    150,625        Principal Financial Group ......................      4,858
     67,270        Progressive Corp ...............................      4,917
    284,374        Prudential Financial, Inc ......................      9,569
     19,632        Safeco Corp ....................................        693
    127,980     e  St. Paul Cos, Inc ..............................      4,673
      6,200     e  Transatlantic Holdings, Inc ....................        429
    299,572        UnitedHealth Group, Inc ........................     15,053
    145,688     e  UnumProvident Corp .............................      1,954
     75,986     *  Wellpoint Health Networks, Inc .................      6,406
                                                                     ---------
                 TOTAL INSURANCE CARRIERS                              161,908
                                                                     ---------
  LEATHER AND LEATHER PRODUCTS--0.01%
      9,500    e*  Coach, Inc .....................................        473
                                                                     ---------
                 TOTAL LEATHER AND LEATHER PRODUCTS                        473
                                                                     ---------
  LUMBER AND WOOD PRODUCTS--0.00%
      3,900     *  Champion Enterprises, Inc ......................         20
                                                                     ---------
                 TOTAL LUMBER AND WOOD PRODUCTS                             20
                                                                     ---------
  METAL MINING--0.07%
     52,548     *  Cleveland-Cliffs, Inc ..........................        938
     96,506     e  Royal Gold, Inc ................................      2,074
     76,053     *  Stillwater Mining Co ...........................        391
                                                                     ---------
                 TOTAL METAL MINING                                      3,403
                                                                     ---------
  MISCELLANEOUS MANUFACTURING INDUSTRIES--0.15%
     19,178     e  Callaway Golf Co ...............................        254
     55,400    e*  Identix, Inc ...................................        352
     34,060     *  K2, Inc ........................................        417
    319,424        Mattel, Inc ....................................      6,044
     28,761     *  RC2 Corp .......................................        489
      2,600        Russ Berrie & Co, Inc ..........................         95
                                                                     ---------
                 TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES            7,651
                                                                     ---------

                        SEE NOTES TO FINANCIAL STATEMENTS

                   2003 SEMIANNUAL REPORT  College Retirement Equities Fund   35

  Statement of Investments (Unaudited) - SOCIAL CHOICE ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                          -----------

  MISCELLANEOUS RETAIL--0.81%
     18,700     *  AdvancePCS .....................................  $     715
     65,971    e*  Amazon.Com, Inc ................................      2,407
     36,825     *  Blue Rhino Corp ................................        442
      4,500    e*  Barnes & Noble, Inc ............................        104
    192,571        CVS Corp .......................................      5,398
        800     *  Marvel Enterprises, Inc ........................         15
      5,300     e  Michaels Stores, Inc ...........................        202
     76,155     *  Office Depot, Inc ..............................      1,105
     29,284        Omnicare, Inc ..................................        990
     19,270     *  Overstock.com, Inc .............................        280
     10,100     *  Party City Corp ................................        104
    158,336     *  Staples, Inc ...................................      2,905
     29,476     e  Tiffany & Co ...................................        963
     64,159     *  Toys "R" Us, Inc ...............................        778
    488,071        Walgreen Co ....................................     14,691
     80,682        World Fuel Services Corp .......................      1,984
     78,949     *  eBay, Inc ......................................      8,225
                                                                     ---------
                 TOTAL MISCELLANEOUS RETAIL                             41,308
                                                                     ---------
  MOTION PICTURES--0.76%
        600    e*  Carmike Cinemas, Inc ...........................         14
  1,203,792     *  Liberty Media Corp (Class A) ...................     13,916
    183,463     *  Metro-Goldwyn-Mayer, Inc .......................      2,279
     11,241     e  Regal Entertainment Group (Class A) ............        265
  1,113,495        Walt Disney Co .................................     21,992
                                                                     ---------
                 TOTAL MOTION PICTURES                                  38,466
                                                                     ---------
  NONDEPOSITORY INSTITUTIONS--2.30%
     42,023        Advanta Corp (Class A) .........................        414
      4,100     e  American Capital Strategies Ltd ................        102
    654,471        American Express Co ............................     27,363
     95,859        Capital One Financial Corp .....................      4,714
     29,478     e  Countrywide Financial Corp .....................      2,051
      3,500     *  DVI, Inc .......................................         16
    534,146        Fannie Mae .....................................     36,023
    367,202        Freddie Mac ....................................     18,643
    679,385        MBNA Corp ......................................     14,158
     33,253        Medallion Financial Corp .......................        233
    239,967    e*  Providian Financial Corp .......................      2,222
    258,951        SLM Corp .......................................     10,143
      1,400        Student Loan Corp ..............................        176
      3,300     *  WFS Financial, Inc .............................        111
        705        Westcorp .......................................         20
                                                                     ---------
                 TOTAL NONDEPOSITORY INSTITUTIONS                      116,389
                                                                     ---------
  NONMETALLIC MINERALS, EXCEPT FUELS--0.09%
     97,368        Amcol International Corp .......................        779
    100,663        Vulcan Materials Co ............................      3,732
                                                                     ---------
                 TOTAL NONMETALLIC MINERALS, EXCEPT FUELS                4,511
                                                                     ---------
  OIL AND GAS EXTRACTION--1.71%
    274,969        Anadarko Petroleum Corp ........................     12,228
    224,963        Apache Corp ....................................     14,636
      2,949        Berry Petroleum Co (Class A) ...................         53
      4,567        Cabot Oil & Gas Corp (Class A) .................        126
    125,249     e  Chesapeake Energy Corp .........................      1,265
     15,000     *  Cimarex Energy Co ..............................        356
     21,613     *  Clayton Williams Energy, Inc ...................        399
     12,123     *  Comstock Resources, Inc ........................        166
     65,278     *  Denbury Resources, Inc .........................        877
    253,242     e  Devon Energy Corp ..............................     13,523
     71,761        ENSCO International, Inc .......................      1,930
    230,565        EOG Resources, Inc .............................      9,647
     63,215     *  Energy Partners Ltd ............................        730
     48,436     *  Forest Oil Corp ................................      1,217
      1,500     *  Global Industries Ltd ..........................          7
      4,600     *  Hanover Compressor Co ..........................         52
     42,500     *  Harvest Natural Resources, Inc .................        271
     27,660        Helmerich & Payne, Inc .........................        808
    105,444     *  Horizon Offshore, Inc ..........................        525
        800     *  Houston Exploration Co .........................         28
     14,843     *  KCS Energy, Inc ................................         80
     14,368     *  Magnum Hunter Resources, Inc ...................        115
    111,836     *  Meridian Resource Corp .........................        529
     55,120     *  Newfield Exploration Co ........................      2,070
    162,647        Noble Energy, Inc ..............................      6,148
     34,224     *  Nuevo Energy Co ................................        597
     20,378     *  Patterson-UTI Energy, Inc ......................        660
    112,349     *  Pioneer Natural Resources Co ...................      2,932
     70,100     e  Pogo Producing Co ..............................      2,997
     13,989     *  Pride International, Inc .......................        263
     37,517     *  Range Resources Corp ...........................        235
     76,000     *  Rowan Cos, Inc .................................      1,702
     13,378    e*  Stone Energy Corp ..............................        561
     34,674     *  Swift Energy Co ................................        381
     48,500        Tidewater, Inc .................................      1,424
     19,528     *  Tom Brown, Inc .................................        543
    439,599     *  Transmontaigne, Inc ............................      2,849
     18,800     *  Varco International, Inc .......................        368
      3,700     *  Veritas DGC, Inc ...............................         43
     47,043        Vintage Petroleum, Inc .........................        531
     40,109     *  Westport Resources Corp ........................        912
     89,033     e  XTO Energy, Inc ................................      1,790
                                                                     ---------
                 TOTAL OIL AND GAS EXTRACTION                           86,574
                                                                     ---------
  PAPER AND ALLIED PRODUCTS--0.46%
      2,700        Bowater, Inc ...................................        101
      1,100        Glatfelter .....................................         16
    323,789     e  Kimberly-Clark Corp ............................     16,882
    119,249        MeadWestvaco Corp ..............................      2,945
        300        Pope & Talbot, Inc .............................          3
    126,950        Sonoco Products Co .............................      3,049
     11,348        Temple-Inland, Inc .............................        487
                                                                     ---------
                 TOTAL PAPER AND ALLIED PRODUCTS                        23,483
                                                                     ---------
  PERSONAL SERVICES--0.05%
      8,681        CPI Corp .......................................        153
     71,621     e  Cintas Corp ....................................      2,538
                                                                     ---------
                 TOTAL PERSONAL SERVICES                                 2,691
                                                                     ---------
  PETROLEUM AND COAL PRODUCTS--0.24%
     47,219        Frontier Oil Corp ..............................        718
     68,902     *  Headwaters, Inc ................................      1,012
      4,800        Lubrizol Corp ..................................        149
    159,922        Sunoco, Inc ....................................      6,035
    117,049        Valero Energy Corp .............................      4,252
                                                                     ---------
                 TOTAL PETROLEUM AND COAL PRODUCTS                      12,166
                                                                     ---------
  PRIMARY METAL INDUSTRIES--0.35%
     27,987    e*  Andrew Corp ....................................        257
      3,800        Belden, Inc ....................................         60
      2,700     *  Cable Design Technologies Corp .................         19
    135,325     *  Century Aluminum Co ............................        951
      3,200     *  CommScope, Inc .................................         30
    141,600        Engelhard Corp .................................      3,507
      4,400     *  General Cable Corp .............................         24
      2,930        Gibraltar Steel Corp ...........................         60
     72,541    e*  Liquidmetal Technologies, Inc ..................        372
     10,984     *  Lone Star Technologies, Inc ....................        233
     18,878     *  Mueller Industries, Inc ........................        512
     62,065     *  NS Group, Inc ..................................        605
     69,209     e  Nucor Corp .....................................      3,381
    186,226        Ryerson Tull, Inc ..............................      1,635
     50,204        Schnitzer Steel Industries, Inc (Class A) ......      2,215
     11,999    e*  Steel Dynamics, Inc ............................        164


                       SEE NOTES TO FINANCIAL STATEMENTS

36   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

  Statement of Investments (Unaudited) - SOCIAL CHOICE ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                          -----------

  PRIMARY METAL INDUSTRIES--(CONTINUED)
    270,750        Worthington Industries, Inc ....................  $   3,628
                                                                     ---------
                 TOTAL PRIMARY METAL INDUSTRIES                         17,653
                                                                     ---------
  PRINTING AND PUBLISHING--0.50%
     41,000        Dow Jones & Co, Inc ............................      1,764
     10,200        Harte-Hanks, Inc ...............................        194
    131,842        McGraw-Hill Cos, Inc ...........................      8,174
        300        Meredith Corp ..................................         13
     61,836        New York Times Co (Class A) ....................      2,814
     58,429        R.R. Donnelley & Sons Co .......................      1,527
     10,376        Scripps (E.W.) Co (Class A) ....................        921
    135,662        Tribune Co .....................................      6,552
      4,756        Washington Post Co (Class B) ...................      3,486
                                                                     ---------
                 TOTAL PRINTING AND PUBLISHING                          25,445
                                                                     ---------
  RAILROAD TRANSPORTATION--0.18%
      4,100     *  Kansas City Southern Industries, Inc ...........         49
    472,710        Norfolk Southern Corp ..........................      9,076
                                                                     ---------
                 TOTAL RAILROAD TRANSPORTATION                           9,125
                                                                     ---------
  RUBBER AND MISCELLANEOUS PLASTICS PRODUC--0.03%
     23,900        Bandag, Inc ....................................        891
      1,520     *  Reebok International Ltd .......................         51
      9,900    e*  Sealed Air Corp ................................        472
     36,900     *  Vans, Inc ......................................        331
                                                                     ---------
                 TOTAL RUBBER AND MISCELLANEOUS
                  PLASTICS PRODUCTS                                      1,745
                                                                     ---------
  SECURITY AND COMMODITY BROKERS--1.13%
     29,610     e  A.G. Edwards, Inc ..............................      1,013
     62,431     *  Ameritrade Holding Corp ........................        463
     87,393        CIT Group, Inc .................................      2,154
    534,543        Charles Schwab Corp ............................      5,394
      1,600        Eaton Vance Corp ...............................         51
     27,941        Federated Investors, Inc (Class B) .............        766
    147,617        Franklin Resources, Inc ........................      5,767
    159,166        Goldman Sachs Group, Inc .......................     13,330
    367,606     e  Instinet Group, Inc ............................      1,713
     72,720        Janus Capital Group, Inc .......................      1,193
     10,968     e  Legg Mason, Inc ................................        712
    429,129        Merrill Lynch & Co, Inc ........................     20,032
     11,404     e  Neuberger Berman, Inc ..........................        455
     36,392        SEI Investments Co .............................      1,165
        400     *  SoundView Technology Group, Inc ................          4
     78,326        T Rowe Price Group, Inc ........................      2,957
                                                                     ---------
                 TOTAL SECURITY AND COMMODITY BROKERS                   57,169
                                                                     ---------
  SPECIAL TRADE CONTRACTORS--0.00%
      2,700     *  Quanta Services, Inc ...........................         19
                                                                     ---------
                 TOTAL SPECIAL TRADE CONTRACTORS                            19
                                                                     ---------
  STONE, CLAY, AND GLASS PRODUCTS--0.11%
     13,641     *  Cabot Microelectronics Corp ....................        688
     18,600        Centex Construction Products, Inc ..............        746
    537,300     *  Corning, Inc ...................................      3,971
                                                                     ---------
                 TOTAL STONE, CLAY, AND GLASS PRODUCTS                   5,405
                                                                     ---------
  TRANSPORTATION BY AIR--0.47%
    139,425    e*  AMR Corp .......................................      1,534
      2,600    e*  Airtran Holdings, Inc ..........................         27
     16,000     *  Alaska Air Group, Inc ..........................        343
      1,200     *  Atlantic Coast Airlines Holdings, Inc ..........         16
     98,958    e*  Continental Airlines, Inc (Class B) ............      1,481
    172,002     e  Delta Air Lines, Inc ...........................      2,525
      3,300     *  ExpressJet Holdings, Inc .......................         50
    119,024        FedEx Corp .....................................      7,383
      4,340     *  Frontier Airlines, Inc .........................         39
     30,926    e*  JetBlue Airways Corp ...........................      1,308
      6,565     *  Petroleum Helicopters (Vote) ...................        207
      6,600        Skywest, Inc ...................................      $ 126
    520,575        Southwest Airlines Co ..........................      8,954
     72,800    b*  UAL Corp .......................................         57
                                                                     ---------
                 TOTAL TRANSPORTATION BY AIR                            24,050
                                                                     ---------
  TRANSPORTATION EQUIPMENT--0.65%
     43,900     *  American Axle & Manufacturing Holdings, Inc ....      1,049
     48,230        ArvinMeritor, Inc ..............................        973
    102,996        Autoliv, Inc ...................................      2,789
     53,585     e  Brunswick Corp .................................      1,341
     84,449        Dana Corp ......................................        976
    574,303        Delphi Corp ....................................      4,956
     25,900     *  Dura Automotive Systems, Inc ...................        245
      2,600        Federal Signal Corp ............................         46
    125,054    e*  Fleetwood Enterprises, Inc .....................        925
     45,313     *  Greenbrier Cos, Inc ............................        492
     20,744     *  Gentex Corp ....................................        635
    211,350        Genuine Parts Co ...............................      6,765
    178,187        Harley-Davidson, Inc ...........................      7,103
    207,169     e  Heico Corp .....................................      2,527
      4,300        Marine Products Corp ...........................         47
      4,201    e*  Sports Resorts International, Inc ..............         21
        200        Thor Industries, Inc ...........................          8
    217,700        Visteon Corp ...................................      1,493
     41,471     *  Wabash National Corp ...........................        582
      1,200        Wabtec Corp ....................................         17
        800        Winnebago Industries, Inc ......................         30
                                                                     ---------
                 TOTAL TRANSPORTATION EQUIPMENT                         33,020
                                                                     ---------
  TRANSPORTATION SERVICES--0.05%
      1,349     *  Expedia, Inc ...................................        103
     77,532     e  GATX Corp ......................................      1,268
      1,300     *  RailAmerica, Inc ...............................         11
     51,165     e  Sabre Holdings Corp ............................      1,261
                                                                     ---------
                 TOTAL TRANSPORTATION SERVICES                           2,643
                                                                     ---------
  TRUCKING AND WAREHOUSING--0.33%
    264,735        United Parcel Service, Inc (Class B) ...........     16,862
                                                                     ---------
                 TOTAL TRUCKING AND WAREHOUSING                         16,862
                                                                     ---------
  WHOLESALE TRADE-DURABLE GOODS--1.68%
     33,818     *  Apogent Technologies, Inc ......................        676
     64,147        Barnes Group, Inc ..............................      1,396
      6,079     *  CDW Corp .......................................        278
      3,000        Commercial Metals Co ...........................         53
    140,200        IKON Office Solutions, Inc .....................      1,248
      7,407     *  Imagistics International, Inc ..................        191
     21,600     *  Ingram Micro, Inc (Class A) ....................        238
  1,443,942        Johnson & Johnson ..............................     74,652
      1,400        Owens & Minor, Inc .............................         31
      2,500     *  PSS World Medical, Inc .........................         14
     29,162     *  Patterson Dental Co ............................      1,323
        627     *  Pomeroy IT Solutions, Inc ......................          7
     33,947        Reliance Steel & Aluminum Co ...................        703
      3,500     *  Tech Data Corp .................................         93
     91,900        W.W. Grainger, Inc .............................      4,297
                                                                     ---------
                 TOTAL WHOLESALE TRADE-DURABLE GOODS                    85,200
                                                                     ---------
  WHOLESALE TRADE-NONDURABLE GOODS--0.84%
     29,572     *  Allscripts Healthcare Solutions, Inc ...........        109
    271,947        Cardinal Health, Inc ...........................     17,489
     25,438     e  D&K Healthcare Resources, Inc ..................        411
     10,785     *  Henry Schein, Inc ..............................        568
    266,003        McKesson Corp ..................................      9,508
    111,148        Perrigo Co .....................................      1,738
    161,020     *  Plains Resources, Inc ..........................      2,278
     31,224     *  Priority Healthcare Corp (Class B) .............        579
      3,871        Russell Corp ...................................         74


                        SEE NOTES TO FINANCIAL STATEMENTS

                   2003 SEMIANNUAL REPORT  College Retirement Equities Fund   37

  Statement of Investments (Unaudited) - SOCIAL CHOICE ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                          -----------

  WHOLESALE TRADE-NONDURABLE GOODS--(CONTINUED)
        700     *  Smart & Final, Inc ............................  $        3
      9,800        Supervalu, Inc ................................         209
    308,400        Sysco Corp ....................................       9,269
                                                                    ----------
                 TOTAL WHOLESALE TRADE-NONDURABLE GOODS                 42,235
                                                                    ----------
                   TOTAL COMMON STOCK
                    (COST $2,776,546)                                3,129,710
                                                                    ----------

  PRINCIPAL
  ---------
SHORT TERM INVESTMENTS--10.13%
 COMMERCIAL PAPER--2.52%
                 BellSouth Corp
$25,000,000     c  1.020%, 07/25/03 ..............................      24,982
                 Coca-Cola Enterprises, Inc
 18,074,000   c,d  1.080%, 07/31/03 ..............................      18,058
                 Campbell Soup Co
 16,600,000        1.060%, 07/25/03 ..............................      16,586
                 Johnson & Johnson
 25,000,000     d  1.190%, 09/22/03 ..............................      24,939
  7,800,000   c,d  1.200%, 07/11/03 ..............................       7,797
                 Kimberly-Clark Worldwide, Inc.
 25,000,000   c,d  1.000%, 08/27/03 ..............................      24,958
                 Mcgraw-Hill Cos, Inc
 10,725,000     d  1.250%, 07/21/03 ..............................      10,718
                                                                    ----------
                 TOTAL COMMERCIAL PAPER                                128,038
                                                                    ----------
 U.S.            GOVERNMENT AND AGENCIES DISCOUNT NOTES--3.25%
                 Federal Home Loan Mortgage Corp (FHLMC)
 48,000,000        0.970%, 09/12/03 ..............................      47,904
                 Federal National Mortgage Association (FNMA)
 68,585,000     d  0.950%, 07/23/03 ..............................      68,562
  9,110,000     d  0.950%, 07/09/03 ..............................       9,108
 28,800,000        1.180%, 07/07/03 ..............................      28,795
 10,200,000         0.960%, 07/25/03 .............................      10,194
                                                                    ----------
                 TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES     164,563
                                                                    ----------
 INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED--4.36%
                 REPURCHASE AGREEMENTS
                 Credit Suisse First Boston 1.240% Dated 6/30/03,
                  Due 07/01/03 In The Amount Of $85,002,928 (Fully Collateralized By High Grade Dept Obligations:
 85,003,000         Total Market Value $86,700,782) ..............      85,003
                 Goldman Sachs & Co.1.240% Dated 6/30/03,
                  Due 07/01/03 In The Amount Of $75,002,583 (Fully Collateralized By High Grade Dept Obligations:
 75,002,000         Total Market Value $76,500,204) ..............      75,002
                 Morgan Stanley & Co. Inc,1.250% Dated 6/30/03,
                  Due 07/01/03 In The Amount Of $61,125,122 (Fully Collateralized By High Grade Dept Obligations:
 61,125,000         Total Market Value $62,345,494) ..............      61,125
                                                                    ----------
                 TOTAL INVESTMENT OF CASH COLLATERAL
                  FOR SECURITIES LOANED                                221,130
                                                                    ----------
                   TOTAL SHORT TERM INVESTMENTS
                    (COST $513,398)                                    513,731
                                                                    ----------
                   TOTAL PORTFOLIO--108.41%
                    (COST $5,071,751)                                5,497,875
                   OTHER ASSETS & LIABILITIES--(8.41)%                (426,546)
                                                                    ----------
                   NET ASSETS--100.00%                              $5,071,329
                                                                    ==========
----------
*  Non-income producing
b  In bankruptcy
c Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.
d All or a portion of these securities have been segregated by the Custodian to cover margin or other requirements on open futures contracts.
e  All or a portion of these securities are out on loan.
h  These securities were purchased on a delayed delivery basis.

OTHER INFORMATION (UNAUDITED)

The composition of long-term debt holdings as percentage of total value of investment in debt securities, is as follows:

                               MOODY'S RATING
                          AAA, AA, A      45.23%
                          BAA, BA, B       7.88%

U.S. Government obligations represent 46.89% of the long-term debt portfolio value and are not reflected in the above ratings.

Note that the funds may use more specific industry categories in following their investment limitations on industry concentration.






                        SEE NOTES TO FINANCIAL STATEMENTS

38   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

                               Summary by Industry

                                                          VALUE (000)      %
                                                          ----------     -----
CORPORATE BOND
Holding and Other Investment Offices ...................  $       30      0.00%
                                                          ----------     -----
TOTAL CORPORATE BOND ...................................          30      0.00
 (COST $30)                                               ----------     -----

PREFERRED STOCK
Rubber and Miscellaneous Plastic Products ..............         450      0.01
                                                          ----------     -----
TOTAL PREFERRED STOCK ..................................         450      0.01
 (COST $417)                                              ----------     -----

COMMON STOCK
Agricultural Production-Crops ..........................         527      0.01
Agricultural Production-Livestock ......................          39      0.00
Agricultural Services ..................................         214      0.00
Amusement and Recreation Services ......................       7,168      0.12
Apparel and Accessory Stores ...........................      30,624      0.53
Apparel and Other Textile Products .....................       8,222      0.14
Auto Repair, Services and Parking ......................       1,420      0.02
Automotive Dealers and Service Stations ................       9,326      0.16
Building Materials and Garden Supplies .................      63,685      1.10
Business Services ......................................     435,368      7.53
Chemicals and Allied Products ..........................     731,982     12.66
Coal Mining ............................................       2,262      0.04
Communications .........................................     326,018      5.64
Depository Institutions ................................     617,315     10.68
Eating and Drinking Places .............................      39,719      0.69
Educational Services ...................................      11,145      0.19
Electric, Gas, and Sanitary Services ...................     206,288      3.57
Electronic and Other Electric Equipment ................     426,803      7.38
Engineering and Management Services ....................      44,097      0.76
Environmental Quality and Housing ......................           2      0.00
Fabricated Metal Products ..............................      33,835      0.59
Food and Kindred Products ..............................     204,675      3.54
Food Stores ............................................      25,127      0.43
Forestry ...............................................       6,678      0.12
Furniture and Fixtures .................................      18,686      0.32
Furniture and Homefurnishings Stores ...................      21,200      0.37
General Building Contractors ...........................      17,152      0.30
General Merchandise Stores .............................     147,799      2.56
Health Services ........................................      40,625      0.70
Heavy Construction, Except Building ....................         584      0.01
Holding and Other Investment Offices ...................     126,691      2.19
Hotels and Other Lodging Places ........................      15,285      0.26
Industrial Machinery and Equipment .....................     390,462      6.75
Instruments and Related Products .......................     160,889      2.78
Insurance Agents, Brokers and Services .................      22,142      0.38
Insurance Carriers .....................................     261,182      4.52
Justice, Public Order and Safety .......................          62      0.00
Leather and Leather Products ...........................       4,281      0.07
Legal Services .........................................         232      0.00
Lumber and Wood Products ...............................       4,038      0.07
Metal Mining ...........................................      10,724      0.19
Miscellaneous Manufacturing Industries .................       9,438      0.16
Miscellaneous Retail ...................................      65,184      1.13
Motion Pictures ........................................      42,088      0.73
Nondepository Institutions .............................     124,817      2.16
Nonmetallic Minerals, Except Fuels .....................       2,098      0.04
Oil and Gas Extraction .................................      81,102      1.40
Paper and Allied Products ..............................      39,329      0.68
Personal Services ......................................      10,137      0.18
Petroleum and Coal Products ............................     212,951      3.68
Primary Metal Industries ...............................      24,117      0.42
Printing and Publishing ................................      48,473      0.84
Railroad Transportation ................................      23,060      0.40
Real Estate ............................................       3,587      0.06
Rubber and Miscellaneous Plastic Products ..............      11,572      0.20
Security and Commodity Brokers .........................     111,678      1.93
Special Trade Contractors ..............................        1,417     0.02
Stone, Clay, and Glass Products ........................       9,018      0.16
Textile Mill Products ..................................       2,139      0.04
Tobacco Products .......................................      58,676      1.01
Transportation By Air ..................................      25,217      0.44
Transportation Equipment ...............................     133,637      2.31
Transportation Services ................................       7,767      0.13
Trucking and Warehousing ...............................      23,105      0.40
Water Transportation ...................................       1,497      0.03
Wholesale Trade-Durable Goods ..........................     105,929      1.83
Wholesale Trade-Nondurable Goods .......................      49,617      0.86
                                                          ----------    ------
TOTAL COMMON STOCK .....................................   5,702,223     98.61
 (COST $5,823,265)                                        ----------    ------

TOTAL TIAA-CREFMUTUALFUND ..............................      36,862      0.64
 (COST $35,359)                                           ----------    ------

SHORT TERM INVESTMENTS
Certificate of Deposit .................................      11,001      0.19
Commercial Paper .......................................     103,615      1.79
U.S. Government and Agencies Discount Notes ............      94,541      1.64
                                                          ----------    ------
TOTAL SHORT TERM INVESTMENTS ...........................     209,157      3.62
 (COST $209,150)                                          ----------    ------

TOTAL PORTFOLIO
 (COST $6,068,221) .....................................   5,948,722    102.88
OTHER ASSETS AND LIABILITIES, NET ......................    (166,463)    (2.88)
                                                          ----------    ------
NET ASSETS .............................................  $5,782,259    100.00%
                                                          ==========    ======


  PRINCIPAL                                                         VALUE (000)
  ---------                                                         -----------
BOND--0.00%
 CORPORATE BOND--0.00%
  HOLDING AND OTHER INVESTMENT OFFICES--0.00%
                 National Health Investors, Inc
   $ 30,000    f*  9.000%, 01/01/06 ..............................  $       30
                                                                    ----------
                 TOTAL HOLDING AND OTHER INVESTMENT OFFICES                 30
                                                                    ----------
                 TOTAL CORPORATE BOND
                  (COST $30)                                                30
                                                                    ----------
   SHARES
   ------
 PREFERRED STOCK--0.01%
  HEALTH SERVICES--0.00%
         30     *  Dynacq International, Inc. ....................           0
                                                                    ----------
                 TOTAL HEALTH SERVICES                                       0
                                                                    ----------
  RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.01%
      8,835     *  Sealed Air Corp (New) .........................         450
                                                                    ----------
                 TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS           450
                                                                    ----------
                 TOTAL PREFERRED STOCK
                  (COST $417)                                              450
                                                                    ----------
 COMMON STOCK--98.61%
  AGRICULTURAL PRODUCTION-CROPS--0.01%
      1,720        Alico, Inc ....................................          42
     20,864        Delta & Pine Land Co ..........................         459
      7,055     *  Seminis, Inc (Class A) ........................          26
                                                                    ----------
                 TOTAL AGRICULTURAL PRODUCTION-CROPS                       527
                                                                    ----------
  AGRICULTURAL PRODUCTION-LIVESTOCK--0.00%
        188        Seaboard Corp .................................          39
                                                                    ----------
                 TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK                    39
                                                                    ----------
  AGRICULTURAL SERVICES--0.00%
     10,926     *  VCA Antech, Inc ...............................         214
                                                                    ----------
                 TOTAL AGRICULTURAL SERVICES                               214
                                                                    ----------
  AMUSEMENT AND RECREATION SERVICES--0.12%
     27,915     *  Alliance Gaming Corp ..........................         528
      2,294     *  America's Car Mart, Inc .......................          42
     13,993     *  Argosy Gaming Co ..............................         293
     18,989     *  Aztar Corp ....................................         306
     16,819    e*  Bally Total Fitness Holding Corp ..............         152


                        SEE NOTES TO FINANCIAL STATEMENTS

                   2003 SEMIANNUAL REPORT  College Retirement Equities Fund   39

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  AMUSEMENT AND RECREATION SERVICES--(CONTINUED)
      3,378        Churchill Downs, Inc ..........................  $      129
      5,106        Dover Downs Gaming & Entertainment, Inc .......          47
      8,300        Dover Motorsport, Inc .........................          34
     12,108     *  Gaylord Entertainment Co ......................         237
     64,918     *  Harrah's Entertainment, Inc ...................       2,612
     15,827        International Speedway Corp (Class A) .........         625
      8,107     *  Isle of Capri Casinos, Inc ....................         134
     24,349     *  Magna Entertainment Corp (Class A) ............         122
     12,884    e*  MTR Gaming Group, Inc .........................          99
      5,931    e*  Multimedia Games, Inc .........................         151
     17,408     *  Penn National Gaming, Inc .....................         358
     48,641     *  Six Flags, Inc ................................         330
      7,800        Speedway Motorsports, Inc .....................         209
     19,600     *  Station Casinos, Inc ..........................         495
     12,526     *  WMS Industries, Inc ...........................         195
      6,849        World Wrestling Federation Entertainment, Inc .          70
                                                                    ----------
                 TOTAL AMUSEMENT AND RECREATION SERVICES                 7,168
                                                                    ----------
  APPAREL AND ACCESSORY STORES--0.53%
     48,236     *  Abercrombie & Fitch Co (Class A) ..............       1,370
      7,085     *  Aeropostale, Inc ..............................         152
     30,651     *  American Eagle Outfitters, Inc ................         555
     24,877     *  AnnTaylor Stores Corp .........................         720
      2,082     *  Bebe Stores, Inc ..............................          40
      4,196     *  Buckle, Inc ...................................          81
     10,220        Burlington Coat Factory Warehouse Corp ........         183
     17,083     *  Casual Male Retail Group, Inc .................          89
      8,400        Cato Corp (Class A) ...........................         177
      3,844     *  Charlotte Russe Holding, Inc ..................          40
     61,800     *  Charming Shoppes, Inc .........................         307
     48,503    e*  Chico's FAS, Inc ..............................       1,021
      6,721    e*  Children's Place Retail Stores, Inc ...........         133
     13,392     *  Christopher & Banks Corp ......................         495
     24,119        Claire's Stores, Inc ..........................         612
      2,300        Deb Shops, Inc ................................          43
     14,600     *  Dress Barn, Inc ...............................         185
      9,519     *  Finish Line, Inc (Class A) ....................         211
     79,645        Foot Locker, Inc ..............................       1,055
     11,369    e*  Footstar, Inc .................................         148
    362,980        Gap, Inc ......................................       6,810
     11,571     *  Genesco, Inc ..................................         205
      8,085        Goody's Family Clothing, Inc ..................          70
     13,288     *  Gymboree Corp .................................         223
     17,936    e*  Hot Topic, Inc ................................         483
      2,515     *  JOS A. Bank Clothiers, Inc ....................          84
    240,229        Limited Brands, Inc ...........................       3,724
      2,325     *  Mothers Work, Inc .............................          62
     53,472        Nordstrom, Inc ................................       1,044
      5,734        Oshkosh B'gosh, Inc (Class A) .................         155
     25,666     *  Pacific Sunwear of California, Inc ............         618
     38,478     *  Payless Shoesource, Inc .......................         481
     44,874        Ross Stores, Inc ..............................       1,918
      3,674     *  Shoe Carnival, Inc ............................          54
     10,802     *  Stage Stores, Inc .............................         254
     14,117        Talbots, Inc ..................................         416
    299,576        TJX Cos, Inc ..................................       5,644
     19,298     *  Too, Inc ......................................         391
      4,036    e*  Urban Outfitters, Inc .........................         145
     14,624     *  Wet Seal, Inc (Class A) .......................         156
      9,773     *  Wilsons The Leather Experts, Inc ..............          70
                                                                    ----------
                 TOTAL APPAREL AND ACCESSORY STORES                     30,624
                                                                    ----------
  APPAREL AND OTHER TEXTILE PRODUCTS--0.14%
     13,580    e*  Collins & Aikman Corp .........................          40
      7,500     *  Columbia Sportswear Co ........................         386
     11,428     *  DHB Industries, Inc ...........................          47
      3,800     *  Guess?, Inc ...................................          23
     68,289     *  Jones Apparel Group, Inc ......................       1,998
     14,400        Kellwood Co ...................................         455
     60,446        Liz Claiborne, Inc ............................       2,131
     14,444     *  Nautica Enterprises, Inc ......................         185
      3,103        Oxford Industries, Inc ........................         129
      1,618     *  Perry Ellis International, Inc ................          32
     13,970        Phillips-Van Heusen Corp ......................         190
     17,579        Polo Ralph Lauren Corp ........................         453
     25,882     *  Quiksilver, Inc ...............................         427
     48,019        VF Corp .......................................       1,631
      7,088     *  Warnaco Group, Inc ............................          95
     17,815    b*  Westpoint Stevens, Inc ........................           0
                                                                    ----------
                 TOTAL APPAREL AND OTHER TEXTILE PRODUCTS                8,222
                                                                    ----------
  AUTO REPAIR, SERVICES AND PARKING--0.02%
      5,083  b,e*  Amerco, Inc ...................................          36
      9,756        Central Parking Corp ..........................         121
     13,682     *  Dollar Thrifty Automotive Group, Inc ..........         254
      6,636     *  Midas, Inc ....................................          80
      3,459     *  Monro Muffler Brake, Inc ......................          98
     32,449        Ryder System, Inc .............................         831
                                                                    ----------
                 TOTAL AUTO REPAIR, SERVICES AND PARKING                 1,420
                                                                    ----------
  AUTOMOTIVE DEALERS AND SERVICE STATIONS--0.16%
     10,834     *  Advance Auto Parts ............................         660
      3,927     *  Asbury Automotive Group, Inc ..................          53
     98,505    e*  Autonation, Inc ...............................       1,548
     36,491     *  Autozone, Inc .................................       2,772
     58,072     *  Carmax, Inc ...................................       1,751
     37,253     *  Copart, Inc ...................................         352
     18,795     *  CSK Auto Corp .................................         272
     10,475     *  Group 1 Automotive, Inc .......................         339
      7,332     *  Lithia Motors, Inc (Class A) ..................         119
      4,586     *  MarineMax, Inc ................................          64
     22,649     *  O'Reilly Automotive, Inc ......................         756
     15,402     *  Sonic Automotive, Inc .........................         337
      9,645     *  United Auto Group, Inc ........................         210
      5,287     *  West Marine, Inc ..............................          93
                                                                    ----------
                 TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS           9,326
                                                                    ----------
  BUILDING MATERIALS AND GARDEN SUPPLIES--1.10%
      7,032        Building Materials Holding Corp ...............         104
      8,011     *  Central Garden & Pet Co .......................         191
     33,318        Fastenal Co ...................................       1,131
  1,297,439        Home Depot, Inc ...............................      42,971
     59,800     *  Louisiana-Pacific Corp ........................         648
    433,991        Lowe's Cos ....................................      18,640
                                                                    ----------
                 TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES           63,685
                                                                    ----------
  BUSINESS SERVICES--7.53%
    201,940     *  3Com Corp .....................................         945
      8,235        Aaron Rents, Inc ..............................         212
     21,686        ABM Industries, Inc ...........................         334
     19,837     *  ActivCard Corp ................................         186
     46,848     *  Activision, Inc ...............................         605
     44,352     *  Acxiom Corp ...................................         669
     11,175    e*  Administaff, Inc ..............................         115
    135,412        Adobe Systems, Inc ............................       4,343
     18,832    e*  Advent Software, Inc ..........................         318
     10,700     *  Advo, Inc .....................................         475
     21,751     *  Aether Systems, Inc ...........................         107
     59,111     *  Affiliated Computer Services, Inc (Class A) ...       2,703
     24,452     *  Agile Software Corp ...........................         236
     58,126    e*  Akamai Technologies, Inc ......................         282
     15,593     *  Alliance Data Systems Corp ....................         365
      4,818    e*  Altiris, Inc ..................................          97
     21,808     *  American Management Systems, Inc ..............         311
      8,382     *  AMN Healthcare Services, Inc ..................         106


                       SEE NOTES TO FINANCIAL STATEMENTS

40  College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  BUSINESS SERVICES--(CONTINUED)
      3,668     *  Ansoft Corp ...................................  $       39
      8,358     *  Ansys, Inc ....................................         260
      8,563     *  Anteon International Corp .....................         239
  2,436,125     *  AOL Time Warner, Inc ..........................      39,197
     16,981     *  APAC Customer Services, Inc ...................          43
     22,189     *  Aquantive, Inc ................................         233
     16,664     *  Arbitron, Inc .................................         595
    151,825     *  Ariba, Inc ....................................         451
     13,441     *  Armor Holdings, Inc ...........................         180
     34,300     *  Ascential Software Corp .......................         564
     16,815     *  Asiainfo Holdings, Inc ........................         138
     19,566     *  Ask Jeeves, Inc ...............................         269
     30,600     *  Aspect Communications Corp ....................         118
     22,400    e*  Aspen Technology, Inc .........................         108
     14,706    e*  At Road, Inc ..................................         161
      2,856     *  Atari, Inc ....................................          13
     15,797     *  Autobytel, Inc ................................          99
     65,029        Autodesk, Inc .................................       1,051
    338,264        Automatic Data Processing, Inc ................      11,454
      3,186     *  Bankrate, Inc .................................          39
      8,280     *  Barra, Inc ....................................         296
    208,776     *  BEA Systems, Inc ..............................       2,267
     62,203     *  Bisys Group, Inc ..............................       1,143
    138,103     *  BMC Software, Inc .............................       2,255
     39,410     *  Borland Software Corp .........................         385
     10,500        Brady Corp (Class A) ..........................         350
     14,510     *  Broadvision, Inc ..............................          83
    144,837     *  Brocade Communications Systems, Inc ...........         853
     16,129     *  CACI International, Inc (Class A) .............         553
    150,496     *  Cadence Design Systems, Inc ...................       1,815
     21,142     *  Catalina Marketing Corp .......................         373
      6,988     *  CCC Information Services Group, Inc ...........         101
      6,600     *  CDI Corp ......................................         171
    585,737     *  Cendant Corp ..................................      10,731
     83,957     *  Ceridian Corp .................................       1,425
     15,697     *  Cerner Corp ...................................         360
     34,399     *  Certegy, Inc ..................................         955
     36,643    e*  Checkfree Corp ................................       1,020
     48,307     *  ChoicePoint, Inc ..............................       1,668
     31,800     *  Ciber, Inc ....................................         223
     96,915     *  Citrix Systems, Inc ...........................       1,973
    208,761     *  CMGI, Inc .....................................         349
     69,846    e*  CNET Networks, Inc ............................         435
     39,174     *  Cognizant Technology Solutions Corp ...........         954
    259,002        Computer Associates International, Inc ........       5,771
     18,739     *  Computer Horizons Corp ........................          85
      3,512        Computer Programs & Systems, Inc ..............          70
    101,093     *  Computer Sciences Corp ........................       3,854
    188,367     *  Compuware Corp ................................       1,087
      9,330     *  Concord Communications, Inc ...................         128
     12,956     *  Concur Technologies, Inc ......................         130
      6,270     *  Convera Corp ..................................          25
     94,332     *  Convergys Corp ................................       1,509
      7,356     *  CoStar Group, Inc .............................         220
     18,082     *  Cross Country Healthcare, Inc .................         239
      4,272  b,e*  Cross Media Marketing Corp ....................           1
     29,680     *  CSG Systems International, Inc ................         419
      5,770     *  Cyberguard Corp ...............................          41
     42,481     *  D&B Corp ......................................       1,746
      9,773     *  Datastream Systems, Inc .......................         103
     35,076        Deluxe Corp ...................................       1,571
     17,250     *  Dendrite International, Inc ...................         222
      5,549     *  Digimarc Corp .................................          87
     16,440     *  Digital Insight Corp ..........................         313
     15,788    e*  Digital River, Inc ............................         305
     19,887     *  Digitalthink, Inc .............................          63
     27,200     *  Documentum, Inc ...............................         535
     67,338     *  DoubleClick, Inc ..............................         623
     49,277     *  DST Systems, Inc ..............................       1,873
      4,315     *  Duratek, Inc ..................................          34
     35,007     *  E.piphany, Inc ................................         179
     71,130     *  Earthlink, Inc ................................         561
     15,986    e*  Echelon Corp ..................................         220
     19,569     *  Eclipsys Corp .................................         204
      6,582     *  eCollege.com, Inc .............................          76
     26,273     *  eFunds Corp ...................................         303
      7,300     *  Electro Rent Corp .............................          79
     65,832     *  Electronic Arts, Inc ..........................       4,871
    255,164        Electronic Data Systems Corp ..................       5,473
      7,822     *  Embarcadero Technologies, Inc .................          55
    114,888     *  Enterasys Networks, Inc .......................         348
     28,300     *  Entrust, Inc ..................................          83
     21,391     *  Epicor Software Corp ..........................         128
      7,203     *  EPIQ Systems, Inc .............................         124
     82,368        Equifax, Inc ..................................       2,142
     13,309     *  eSpeed, Inc (Class A) .........................         263
      1,650     *  Expedia, Inc Wts 02/04/09 .....................          90
     58,793     *  Extreme Networks, Inc .........................         312
     12,534     *  F5 Networks, Inc ..............................         211
     11,900        Factset Research Systems, Inc .................         524
     26,600        Fair Isaac Corp ...............................       1,369
      6,502     *  Fargo Electronics, Inc ........................          63
      8,233     *  Fidelity National Information Solutions, Inc ..         215
     18,816     *  Filenet Corp ..................................         339
      6,283     *  FindWhat.com ..................................         118
    423,069        First Data Corp ...............................      17,532
    108,080     *  Fiserv, Inc ...................................       3,849
     22,849     *  Freemarkets, Inc ..............................         159
     11,803     *  Gerber Scientific, Inc ........................          79
     16,773     *  Getty Images, Inc .............................         693
      7,755        Gevity HR, Inc ................................          92
        383        Grey Global Group, Inc ........................         296
      5,092     *  Group 1 Software, Inc .........................          93
     11,543     *  GSI Commerce, Inc .............................          77
     32,574        GTECH Holdings Corp ...........................       1,226
     24,020     *  Harris Interactive, Inc .......................         158
      5,295     *  Healthcare Services Group .....................          76
     10,400     *  Heidrick & Struggles International, Inc .......         131
     38,763        Henry (Jack) & Associates, Inc ................         690
     49,191     *  Homestore, Inc ................................          87
      4,190    e*  Hudson Highland Group, Inc ....................          80
     20,620     *  Hyperion Solutions Corp .......................         696
    152,099     *  i2 Technologies, Inc ..........................         154
      1,700     *  ICT Group, Inc ................................          18
     12,676     *  iDine Rewards Network, Inc ....................         174
     10,200     *  IDX Systems Corp ..............................         158
     10,287     *  iGate Corp ....................................          36
     19,875        Imation Corp ..................................         752
    143,489        IMS Health, Inc ...............................       2,581
     36,200     *  Informatica Corp ..............................         250
     14,344     *  Infospace, Inc ................................         195
     14,090     *  infoUSA, Inc ..................................         114
      5,574     *  Integral Systems, Inc .........................         111
     27,701     *  Intelidata Technologies Corp ..................          85
     19,642     *  Interactive Data Corp .........................         332
     26,303     *  Intergraph Corp ...............................         566
     71,708     *  Interland, Inc ................................          70
     21,639    e*  Internet Security Systems, Inc ................         314
      2,868        Interpool, Inc ................................          47


                        SEE NOTES TO FINANCIAL STATEMENTS

                   2003 SEMIANNUAL REPORT  College Retirement Equities Fund   41

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  BUSINESS SERVICES--(CONTINUED)
    216,488    e*  Interpublic Group of Cos, Inc .................  $    2,897
     63,187     *  Interwoven, Inc ...............................         140
      8,315     *  Intrado, Inc ..................................         131
    107,791     *  Intuit, Inc ...................................       4,800
      3,107     *  iPayment, Inc .................................          75
     36,636     *  Iron Mountain, Inc ............................       1,359
     57,137     *  J.D. Edwards & Co .............................         819
     15,598     *  JDA Software Group, Inc .......................         175
    188,988    e*  Juniper Networks, Inc .........................       2,338
     13,040     *  Kana Software, Inc ............................          40
     30,816     *  Keane, Inc ....................................         420
      9,343        Kelly Services, Inc (Class A) .................         219
     12,200     *  Keynote Systems, Inc ..........................         128
     14,196     *  KFX ,Inc ......................................          55
     21,800     *  Korn/Ferry International ......................         177
     20,402     *  Kroll, Inc ....................................         552
     11,192     *  Kronos, Inc ...................................         569
     24,000     *  Labor Ready, Inc ..............................         172
     41,989     *  Lamar Advertising Co ..........................       1,478
      8,877     *  Lawson Software, Inc ..........................          69
     49,244     *  Legato Systems, Inc ...........................         413
      9,484     *  LendingTree, Inc ..............................         232
     59,792     *  Liberate Technologies .........................         178
     12,762     *  Lionbridge Technologies .......................          65
     43,139     *  Looksmart Ltd .................................         122
     35,440     *  Macromedia, Inc ...............................         746
     22,973     *  Macrovision Corp ..............................         458
     11,829     *  Magma Design Automation, Inc ..................         203
     12,328    e*  Manhattan Associates, Inc .....................         320
     42,958        Manpower, Inc .................................       1,593
      7,493     *  Mantech International Corp (Class A) ..........         144
     35,424    e*  Manugistics Group, Inc ........................         146
      9,534     *  MAPICS, Inc ...................................          78
      3,380     *  Marketwatch.com, Inc ..........................          28
     25,660     *  Matrixone, Inc ................................         147
      5,014        McGrath RentCorp ..............................         134
      3,990     *  Medical Staffing Network Holdings, Inc ........          28
      6,010     *  MedQuist, Inc .................................         122
      4,600     *  Memberworks, Inc ..............................          91
     37,200     *  Mentor Graphics Corp ..........................         539
     43,854     *  Mercury Interactive Corp ......................       1,693
     42,500     *  Micromuse, Inc ................................         340
  5,058,623        Microsoft Corp ................................     129,551
      5,371     *  MicroStrategy, Inc ............................         196
     15,852    e*  Midway Games, Inc .............................          58
      4,082     *  Mobius Management Systems, Inc ................          30
     46,570     *  Monster Worldwide, Inc ........................         919
     53,877     *  MPS Group, Inc ................................         371
     10,859     *  MRO Software, Inc .............................          94
     14,308    e*  MSC.Software Corp .............................          96
      7,649     *  Nassda Corp ...................................          59
     16,500     *  National Instruments Corp .....................         623
      4,100     *  National Processing, Inc ......................          66
     10,672     *  NCO Group, Inc ................................         191
     12,200     *  NCP Litigation Trust ..........................           0
     46,802     *  NCR Corp ......................................       1,199
     17,958        NDCHealth Corp ................................         330
      4,418    e*  Neoforma, Inc .................................          48
     14,166     *  Netegrity, Inc ................................          83
     30,195     *  NETIQ Corp ....................................         467
      5,704     *  Netratings, Inc ...............................          52
     10,889     *  Netscout Systems, Inc .........................          58
     30,672     *  NetScreen Technologies, Inc ...................         692
     88,047     *  Network Associates, Inc .......................       1,116
     12,801     *  Network Equipment Technologies, Inc ...........         108
     16,670     *  NIC, Inc ......................................          49
    206,262     *  Novell, Inc ...................................         635
     16,866     *  Nuance Communications, Inc ....................          91
     14,804    e*  NYFIX, Inc ....................................          94
    106,413        Omnicom Group, Inc ............................       7,630
    102,185     *  Openwave Systems, Inc .........................         199
      5,857     *  Opnet Technologies, Inc .......................          71
     27,049     *  Opsware, Inc ..................................         109
  2,191,587     *  Oracle Corp ...................................      26,343
     36,041     *  Overture Services, Inc ........................         653
     12,800     *  Packeteer, Inc ................................         199
    148,355     *  Parametric Technology Corp ....................         452
     11,637     *  PC-Tel, Inc ...................................         138
      8,162     *  PDF Solutions, Inc ............................          94
      4,909     *  PDI, Inc ......................................          50
      4,834     *  PEC Solutions, Inc ............................          78
     14,023     *  Pegasus Solutions, Inc ........................         228
      3,113     *  Pegasystems, Inc ..............................          23
      5,307     *  Penton Media, Inc .............................           3
    156,475     *  Peoplesoft, Inc ...............................       2,752
     38,680     *  Perot Systems Corp (Class A) ..................         439
     10,719    e*  Pixar, Inc ....................................         652
     70,095     *  Portal Software, Inc ..........................         140
      6,224     *  Portfolio Recovery Associates, Inc ............         194
     12,244     *  Priceline.com, Inc ............................         274
     10,100     *  ProcureNet, Inc ...............................           2
     16,455     *  Progress Software Corp ........................         341
     20,966     *  Pumatech, Inc .................................          71
      5,783     *  QAD, Inc ......................................          43
     13,872     *  Quadramed Corp ................................          24
      1,861     *  Quality Systems, Inc ..........................          51
     20,664    e*  Quest Software, Inc ...........................         246
     15,590     *  R.H. Donnelley Corp ...........................         569
      9,475     *  Radiant Systems, Inc ..........................          64
      9,690     *  Radisys Corp ..................................         128
     27,031     *  Raindance Communications, Inc .................          67
     50,751     *  RealNetworks, Inc .............................         344
     71,079     *  Red Hat, Inc ..................................         538
     88,638    e*  Redback Networks, Inc .........................          80
     18,482     *  Register.com, Inc .............................         108
      5,893    e*  Renaissance Learning, Inc .....................         129
     18,841    e*  Rent-A-Center, Inc ............................       1,428
     15,357     *  Rent-Way, Inc .................................          71
     29,750     *  Retek, Inc ....................................         190
     37,218        Reynolds & Reynolds Co (Class A) ..............       1,063
     87,421     *  Robert Half International, Inc ................       1,656
     11,762        Rollins, Inc ..................................         222
     11,826     *  Roxio, Inc ....................................          79
     24,965     *  RSA Security, Inc .............................         268
     39,590     *  S1 Corp .......................................         160
     14,653     *  SAFLINK Corp ..................................          95
      9,000     *  Sanchez Computer Associates, Inc ..............          47
     43,725     *  Sapient Corp ..................................         121
     29,082    e*  Scansoft, Inc .................................         158
     18,073     *  Secure Computing Corp .........................         158
     30,770     *  Seebeyond Technology Corp .....................          71
     12,868     *  Serena Software, Inc ..........................         269
    221,739     *  Siebel Systems, Inc ...........................       2,115
      9,559     *  Sohu.com, Inc .................................         327
      6,765     *  Sonic Solutions, Inc ..........................          58
     43,818  b,e*  SONICblue, Inc ................................           0
     28,160     *  SonicWALL, Inc ................................         135
     25,110     *  Sotheby's Holdings, Inc (Class A) .............         187
     14,577    e*  SpeechWorks International, Inc ................          69


                       SEE NOTES TO FINANCIAL STATEMENTS

42   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  BUSINESS SERVICES--(CONTINUED)
     32,793    e*  Spherion Corp .................................  $      228
      7,112     *  SPSS, Inc .....................................         119
      4,797     *  SRA International, Inc (Class A) ..............         154
      4,019     *  SS&C Technologies, Inc ........................          64
      5,956     *  Startek, Inc ..................................         157
      9,932     *  Stellent, Inc .................................          54
     56,229     *  StorageNetworks, Inc ..........................          78
  1,826,796     *  Sun Microsystems, Inc .........................       8,403
    160,437     *  SunGard Data Systems, Inc .....................       4,157
     13,998     *  SupportSoft, Inc ..............................          91
     52,353     *  Sybase, Inc ...................................         728
     12,800     *  Sykes Enterprises, Inc ........................          63
     82,008    e*  Symantec Corp .................................       3,597
     41,608     *  Synopsys, Inc .................................       2,573
      6,801     *  Synplicity, Inc ...............................          36
      2,857     *  Syntel, Inc ...................................          45
     18,300     *  Systems & Computer Technology Corp ............         165
     23,290    e*  Take-Two Interactive Software, Inc ............         660
      7,672        Talx Corp .....................................         173
     22,805     *  TeleTech Holdings, Inc ........................          96
      7,182     *  TheStreet.com, Inc ............................          34
     22,575    e*  THQ, Inc ......................................         406
     44,615     *  TIBCO Software, Inc ...........................         227
      7,378     *  Tier Technologies, Inc (Class B) ..............          57
     40,979     *  Titan Corp ....................................         422
     20,931        Total System Services, Inc ....................         467
      9,814     *  TradeStation Group, Inc .......................         101
     18,132     *  Transaction Systems Architects, Inc (Class A) .         162
     17,509     *  Trizetto Group, Inc ...........................         106
     22,779     *  Tyler Technologies, Inc .......................          97
    183,095     *  Unisys Corp ...................................       2,248
     16,105    e*  United Online, Inc ............................         408
     29,916     *  United Rentals, Inc ...........................         416
      9,228     *  Universal Compression Holdings, Inc ...........         192
     37,344     *  Valueclick, Inc ...............................         225
     17,463     *  Vastera, Inc ..................................         104
      7,624     *  Veridian Corp .................................         266
      3,504     *  Verint Systems, Inc ...........................          89
    125,708     *  VeriSign, Inc .................................       1,739
    232,765     *  Veritas Software Corp .........................       6,673
     12,287     *  Verity, Inc ...................................         156
     50,735     *  Verso Technologies, Inc .......................          92
     50,313        Viad Corp .....................................       1,127
    131,424     *  Vignette Corp .................................         273
      5,057     *  Vital Images, Inc .............................          93
     22,542     *  VitalWorks, Inc ...............................          89
     10,975    e*  Vitria Technology, Inc ........................          63
      4,600     *  Volt Information Sciences, Inc ................          63
     18,573     *  WatchGuard Technologies, Inc ..................          85
     13,469    e*  WebEx Communications, Inc .....................         188
    162,527    e*  WebMD Corp ....................................       1,760
     25,858    e*  webMethods, Inc ...............................         210
     12,167     *  Websense, Inc .................................         191
     43,072     *  Westwood One, Inc .............................       1,461
     38,980     *  Wind River Systems, Inc .......................         149
      5,672     *  Wynn Resorts Ltd ..............................         100
    281,833     *  Yahoo!, Inc ...................................       9,233
                                                                    ----------
                 TOTAL BUSINESS SERVICES                               435,368
                                                                    ----------
  CHEMICALS AND ALLIED PRODUCTS--12.66%
    882,934        Abbott Laboratories ...........................      38,637
     49,730     *  Abgenix, Inc ..................................         522
      7,454     *  Able Laboratories, Inc ........................         148
     17,556     *  Adolor Corp ...................................         215
    128,623        Air Products & Chemicals, Inc .................       5,351
     14,849     *  Albany Molecular Research, Inc ................         224
     15,316        Albemarle Corp ................................         428
     20,180        Alberto-Culver Co (Class B) ...................       1,031
     10,369    e*  Alexion Pharmaceuticals, Inc ..................         177
     30,470    e*  Alkermes, Inc .................................         328
     76,117        Allergan, Inc .................................       5,869
     21,887        Alpharma, Inc (Class A) .......................         473
     19,054     *  Alteon, Inc ...................................          92
      6,909    e*  American Pharmaceutical Partners, Inc .........         234
    726,746     *  Amgen, Inc ....................................      48,677
     52,475    e*  Amylin Pharmaceuticals, Inc ...................       1,149
     35,946     *  Andrx Corp ....................................         715
     12,500    e*  Aphton Corp ...................................         103
     11,350        Arch Chemicals, Inc ...........................         217
     10,615     *  Arena Pharmaceuticals, Inc ....................          70
     20,606     *  Atherogenics, Inc .............................         308
     11,620     *  Atrix Laboratories, Inc .......................         256
     34,208     *  Avant Immunotherapeutics, Inc .................         102
     59,006        Avery Dennison Corp ...........................       2,962
     11,715     *  AVI BioPharma, Inc ............................          72
    134,461        Avon Products, Inc ............................       8,363
     23,623     *  Barr Laboratories, Inc ........................       1,547
      6,891     *  Benthley Pharmaceuticals, Inc .................          91
     84,529     *  Biogen, Inc ...................................       3,212
     35,852     *  BioMarin Pharmaceutical, Inc ..................         350
     17,274    e*  Biopure Corp ..................................         106
      6,528    e*  Biosite, Inc ..................................         314
      5,000     *  Bone Care International, Inc ..................          70
      4,925    e*  Bradley Pharmaceuticals, Inc ..................          81
  1,096,380        Bristol-Myers Squibb Co .......................      29,767
     35,285        Cabot Corp ....................................       1,013
     18,700        Calgon Carbon Corp ............................         108
     12,781        Cambrex Corp ..................................         294
     19,426     *  Cell Genesys, Inc .............................         168
     19,100    e*  Cell Therapeutics, Inc ........................         186
     28,567    e*  Cephalon, Inc .................................       1,176
     25,188     *  Charles River Laboratories International, Inc .         811
      8,011     *  Chattem, Inc ..................................         151
     52,990     *  Chiron Corp ...................................       2,317
     20,308        Church & Dwight Co, Inc .......................         665
      7,958     *  Cima Labs, Inc ................................         214
     90,152        Clorox Co .....................................       3,845
    304,330        Colgate-Palmolive Co ..........................      17,636
      4,338     *  Collagenex Pharmaceuticals, Inc ...............          59
     17,047     *  Columbia Laboratories, Inc ....................         192
     17,500     *  Connetics Corp ................................         262
     26,191    e*  Corixa Corp ...................................         202
     63,357        Crompton Corp .................................         447
     16,714     *  Cubist Pharmaceuticals, Inc ...................         178
     22,461     *  Cytec Industries, Inc .........................         759
     15,491     *  Dade Behring Holdings, Inc ....................         359
      2,126     *  DEL Laboratories, Inc .........................          50
      4,466     *  Dendreon Corp .................................          27
     12,494        Diagnostic Products Corp ......................         513
     53,583        Dial Corp .....................................       1,042
      7,026     *  Digene Corp ...................................         191
     15,967     *  Discovery Laboratories, Inc ...................         102
      5,886     *  Dov Pharmaceutical, Inc .......................          68
    516,262        Dow Chemical Co ...............................      15,983
    563,362        Du Pont (E.I.) de Nemours & Co ................      23,458
     16,585    e*  Durect Corp ...................................          40
     43,944        Eastman Chemical Co ...........................       1,392
    113,591        Ecolab, Inc ...................................       2,908
      7,449     *  Elizabeth Arden, Inc ..........................          98
     26,500     *  Encysive Pharmaceuticals, Inc .................         127


                        SEE NOTES TO FINANCIAL STATEMENTS

                   2003 SEMIANNUAL REPORT  College Retirement Equities Fund   43

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  CHEMICALS AND ALLIED PRODUCTS--(CONTINUED)
     24,567     *  Enzon, Inc ....................................  $      308
      5,524     *  Eon Labs, Inc .................................         194
      7,386     *  EPIX Medical, Inc .............................         105
     16,813    e*  Esperion Therapeutics, Inc ....................         329
     59,751        Estee Lauder Cos (Class A) ....................       2,003
      8,259     *  Ethyl Corp ....................................          82
     18,473        Ferro Corp ....................................         416
     11,385     *  First Horizon Pharmaceutical ..................          45
     17,264     *  FMC Corp ......................................         391
    189,930     *  Forest Laboratories, Inc ......................      10,399
    118,385     *  Genentech, Inc ................................       8,538
     26,557    e*  Genta, Inc ....................................         354
    111,319     *  Genzyme Corp (General Division) ...............       4,653
     15,757        Georgia Gulf Corp .............................         312
     17,116    e*  Geron Corp ....................................         126
    109,952    e*  Gilead Sciences, Inc ..........................       6,111
    577,605        Gillette Co ...................................      18,402
     21,312        Great Lakes Chemical Corp .....................         435
     13,070     *  GTC Biotherapeutics, Inc ......................          45
     14,346    e*  Guilford Pharmaceuticals, Inc .................          65
     16,251        H.B. Fuller Co ................................         358
      2,482     *  Hi-Tech Pharmacal Co, Inc .....................         100
      3,814     *  Hollis-Eden Pharmaceuticals ...................          48
     72,951     *  Human Genome Sciences, Inc ....................         928
     47,354        ICN Pharmaceuticals, Inc ......................         794
     29,660    e*  ICOS Corp .....................................       1,090
     64,503    e*  IDEC Pharmaceuticals Corp .....................       2,193
     18,178     *  Idexx Laboratories, Inc .......................         612
     18,600     *  Ilex Oncology, Inc ............................         361
     60,421        IMC Global, Inc ...............................         405
     28,937    e*  ImClone Systems, Inc ..........................         915
      7,218     *  Immucor, Inc ..................................         157
     23,500     *  Immunogen, Inc ................................         100
     23,822     *  Immunomedics, Inc .............................         150
     15,373    e*  Impax Laboratories, Inc .......................         184
     21,846     *  Indevus Pharmaceuticals, Inc ..................         136
     15,855     *  Inspire Pharmaceuticals, Inc ..................         171
      1,681        Inter Parfums, Inc ............................          12
     13,833     *  InterMune, Inc ................................         223
     41,180        International Flavors & Fragrances, Inc .......       1,315
      5,760    e*  Inverness Medical Innovations, Inc ............         111
     28,766     *  Invitrogen Corp ...............................       1,104
     27,648    e*  Isis Pharmaceuticals, Inc .....................         147
     86,166     *  IVAX Corp .....................................       1,538
    141,061     *  King Pharmaceuticals, Inc .....................       2,082
      5,893    e*  Kos Pharmaceuticals, Inc ......................         138
     12,592     *  KV Pharmaceutical Co (Class A) ................         350
     23,304     *  La Jolla Pharmaceutical Co ....................          76
      3,319    e*  Lannett Co, Inc ...............................          78
     29,382    e*  Ligand Pharmaceuticals, Inc (Class B) .........         399
    545,894        Lilly (Eli) & Co ..............................      37,650
     14,959        MacDermid, Inc ................................         393
     12,986     *  Martek Biosciences Corp .......................         558
     41,684     *  Medarex, Inc ..................................         275
     23,583     *  Medicines Co ..................................         470
     15,900        Medicis Pharmaceutical Corp (Class A) .........         902
    142,232     *  MedImmune, Inc ................................       5,173
  1,268,333        Merck & Co, Inc ...............................      76,798
      5,558        Meridian Bioscience, Inc ......................          52
     14,358     *  MGI Pharma, Inc ...............................         368
     35,911        Millennium Chemicals, Inc .....................         342
    169,028     *  Millennium Pharmaceuticals, Inc ...............       2,659
     11,500        Minerals Technologies, Inc ....................         560
    107,395        Mylan Laboratories, Inc .......................       3,734
     22,200     *  Nabi Biopharmaceuticals .......................         152
      6,340        Nature's Sunshine Products, Inc ...............          51
     23,365     *  NBTY, Inc .....................................         492
     31,188     *  Nektar Therapeutics ...........................         288
      7,800    e*  Neose Technologies, Inc .......................          78
     16,039    e*  Neurocrine Biosciences, Inc ...................         801
      4,943        NL Industries, Inc ............................          84
     11,711     *  Noven Pharmaceuticals, Inc ....................         120
     16,734    e*  NPS Pharmaceuticals, Inc ......................         407
     23,102     *  Nuvelo, Inc ...................................          46
      5,383        Octel Corp ....................................          75
     29,137        Olin Corp .....................................         498
     16,050     *  OM Group, Inc .................................         236
     23,400     *  Omnova Solutions, Inc .........................          95
     13,459     *  Onyx Pharmaceuticals, Inc .....................         166
     19,337     *  OraSure Technologies, Inc .....................         144
     21,915     *  OSI Pharmaceuticals, Inc ......................         706
     10,060     *  Pain Therapeutics, Inc ........................          65
      7,683     *  Penwest Pharmaceuticals Co ....................         187
     58,192    e*  Peregrine Pharmaceuticals, Inc ................          87
  4,465,368        Pfizer, Inc ...................................     152,492
     18,828     *  Pharmaceutical Resources, Inc .................         916
      5,148        PolyMedica Corp ...............................         236
     51,877     *  PolyOne Corp ..................................         231
     12,881     *  Pozen, Inc ....................................         141
     95,470        PPG Industries, Inc ...........................       4,844
     29,069     *  Praecis Pharmaceuticals, Inc ..................         142
     92,401        Praxair, Inc ..................................       5,553
    732,327        Procter & Gamble Co ...........................      65,309
      4,263     *  Progenics Pharmaceuticals .....................          64
     53,096     *  Protein Design Labs, Inc ......................         742
      4,455        Quaker Chemical Corp ..........................         112
     15,143     *  Quidel Corp ...................................          94
      5,850    e*  Revlon, Inc (Class A) .........................          18
     16,884     *  Ribapharm, Inc ................................         109
     88,664        Rohm & Haas Co ................................       2,751
     64,237        RPM International, Inc ........................         883
     10,104     *  Salix Pharmaceuticals Ltd .....................         106
     14,765     *  Sangstat Medical Corp .........................         193
     34,400     *  Savient Pharmaceuticals, Inc ..................         160
    830,854        Schering-Plough Corp ..........................      15,454
     21,242     *  Sciclone Pharmaceuticals, Inc .................         182
     11,583     *  Scotts Co (Class A) ...........................         573
     44,330     *  Sepracor, Inc .................................         799
     11,649     *  Serologicals Corp .............................         159
     73,520        Sherwin-Williams Co ...........................       1,976
     43,478     *  SICOR, Inc ....................................         884
     41,613        Sigma-Aldrich Corp ............................       2,255
      3,640     *  Sirna Therapeutics, Inc .......................          32
     61,156        Solutia, Inc ..................................         133
      3,400        Stepan Co .....................................          77
     17,677    e*  SuperGen, Inc .................................          95
      7,900    e*  SurModics, Inc ................................         241
     13,782    e*  Tanox, Inc ....................................         221
     13,564     *  Third Wave Technologies, Inc ..................          61
     28,300     *  Unifi, Inc ....................................         175
      9,860     *  United Therapeutics Corp ......................         215
      2,496     *  USANA Health Sciences, Inc ....................         110
     45,344        USEC, Inc .....................................         318
     28,415        Valspar Corp ..................................       1,200
     40,979     *  Vertex Pharmaceuticals, Inc ...................         598
     23,142     *  Vicuron Pharmaceuticals, Inc ..................         328
      4,434     *  Virbac Corp ...................................          27
     57,450     *  Watson Pharmaceuticals, Inc ...................       2,319
     18,083        Wellman, Inc ..................................         203


                       SEE NOTES TO FINANCIAL STATEMENTS

44   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  CHEMICALS AND ALLIED PRODUCTS--(CONTINUED)
      7,422        West Pharmaceutical Services, Inc .............  $      182
     38,270     *  WR Grace & Co .................................         169
    751,141        Wyeth .........................................      34,214
      7,177    e*  Zymogenetics, Inc .............................          84
                                                                    ----------
                 TOTAL CHEMICALS AND ALLIED PRODUCTS                   731,982
                                                                    ----------
  COAL MINING--0.04%
     25,754        Arch Coal, Inc ................................         592
     30,932        Brink's Co ....................................         451
     11,844        Consol Energy, Inc ............................         269
     34,966        Massey Energy Co ..............................         460
     12,679        Peabody Energy Corp ...........................         426
      3,536     *  Westmoreland Coal Co ..........................          64
                                                                    ----------
                 TOTAL COAL MINING                                       2,262
                                                                    ----------
  COMMUNICATIONS--5.64%
      4,717     *  Acme Communication, Inc .......................          36
     11,500    e*  AirGate PCS, Inc ..............................          14
     35,719     *  Alamosa Holdings, Inc .........................          55
     61,012  b,e*  Allegiance Telecom, Inc .......................           3
    176,859        Alltel Corp ...................................       8,528
    108,775    e*  American Tower Corp (Class A) .................         963
    436,010        AT&T Corp .....................................       8,393
  1,272,884     *  AT&T Wireless Services, Inc ...................      10,450
    216,935     *  Avaya, Inc ....................................       1,401
      2,991     *  Beasley Broadcast Group, Inc (Class A) ........          41
  1,044,635        BellSouth Corp ................................      27,819
      9,041    e*  Boston Communications Group ...................         155
     54,909    e*  Cablevision Systems Corp (Class A) ............       1,140
      4,800     *  Centennial Communications Corp ................          19
     80,454        CenturyTel, Inc ...............................       2,804
    146,633    e*  Charter Communications, Inc (Class A) .........         582
    108,673     *  Cincinnati Bell, Inc ..........................         728
    293,387     *  Clear Channel Communications, Inc .............      12,437
    752,573     *  Comcast Corp ..................................      22,713
    483,829    e*  Comcast Corp Special ..........................      13,949
      8,281     *  Commonwealth Telephone Enterprises, Inc .......         364
    123,018     *  Cox Communications, Inc (Class A) .............       3,924
     19,304     *  Cox Radio, Inc (Class A) ......................         446
     68,708     *  Crown Castle International Corp ...............         534
     13,062     *  Crown Media Holdings, Inc (Class A) ...........          54
      9,771        CT Communications, Inc ........................         105
     24,311     *  Cumulus Media, Inc (Class A) ..................         460
      7,278        D&E Communications, Inc .......................          83
     16,248     *  Digital Generation Systems ....................          31
     14,647     *  Ditech Communications Corp ....................          73
     10,863     *  Dobson Communications Corp (Class A) ..........          59
    133,649     *  EchoStar Communications Corp (Class A) ........       4,627
     21,048     *  Emmis Communications Corp (Class A) ...........         483
     19,748     *  Entercom Communications Corp ..................         968
     24,034     *  Entravision Communications Corp (Class A) .....         273
      2,725     *  Fisher Communications, Inc ....................         133
        460  b,e*  Focal Communications Corp .....................           0
      3,085  b,e*  Focal Communications Corp Wts 12/14/07 ........           0
     57,529     *  Foundry Networks, Inc .........................         828
     92,741     *  Fox Entertainment Group, Inc (Class A) ........       2,669
     24,244     *  General Communication, Inc (Class A) ..........         210
     20,336        Global Payments, Inc ..........................         722
      7,893     *  Golden Telecom, Inc ...........................         177
     22,564        Gray Television, Inc ..........................         280
     10,313     *  Hearst-Argyle Television, Inc .................         267
      7,400        Hickory Tech Corp .............................          83
     33,371     *  Hispanic Broadcasting Corp ....................         849
      1,899     *  Hungarian Telephone & Cable ...................          17
     18,983     *  IDT Corp ......................................         340
      9,000    e*  IDT Corp (Class B) ............................         158
     31,499     *  Infonet Services Corp (Class B) ...............          50
     25,121     *  Insight Communications Co, Inc ................         331
    174,039    e*  InterActiveCorp ...............................       6,887
      4,693     *  j2 Global Communications, Inc .................         216
    208,800    e*  Level 3 Communications, Inc ...................       1,386
      9,658        Liberty Corp ..................................         410
     16,095     *  Lightbridge, Inc ..............................         141
     15,109     *  Lin TV Corp (Class A) .........................         356
      6,429     *  Lodgenet Entertainment Corp ...................          70
  2,251,926    e*  Lucent Technologies, Inc ......................       4,571
     11,138     *  Mastec, Inc ...................................          64
     34,516    e*  McLeodUSA, Inc (Class A) ......................          52
    245,815    e*  McLeodUSA, Inc (Class A) Escrow ...............           0
     29,745     *  Mediacom Communications Corp ..................         294
     10,962    e*  Metro One Telecommunications, Inc .............          57
     14,032     *  Net2Phone, Inc ................................          61
    452,798     *  Nextel Communications, Inc (Class A) ..........       8,187
     43,753     *  Nextel Partners, Inc (Class A) ................         319
      8,487        North Pittsburgh Systems, Inc .................         128
     19,449     *  NTL, Inc ......................................         664
         40     *  Nucentrix Broadband Inc. ......................           0
     16,210     *  PanAmSat Corp .................................         299
     17,703     *  Paxson Communications Corp ....................         106
      1,771     *  Pegasus Communications Corp ...................          52
     27,626     *  Price Communications Corp .....................         357
     27,780     *  Primus Telecommunications Group ...............         143
     27,124     *  PTEK Holdings, Inc ............................         132
    772,525     *  Qwest Communications International, Inc .......       3,693
     26,006     *  Radio One, Inc (Class A) ......................         464
     18,596     *  Radio One, Inc (Class D) ......................         330
     37,792    e*  RCN Corp ......................................          75
     19,721     *  Regent Communications, Inc ....................         116
      8,419     *  Saga Communications, Inc (Class A) ............         164
      5,017     *  Salem Communications Corp (Class A) ...........         100
  1,879,261        SBC Communications, Inc .......................      48,015
      1,815        Shenandoah Telecom Co .........................          87
     21,497     *  Sinclair Broadcast Group, Inc (Class A) .......         250
     19,457     *  Spanish Broadcasting System, Inc (Class A) ....         159
    506,779        Sprint Corp (FON Group) .......................       7,298
    412,328     *  Sprint Corp (PCS Group) .......................       2,371
      7,587        SureWest Communications .......................         230
     14,807     *  Talk America Holdings, Inc ....................         162
     29,784        Telephone & Data Systems, Inc .................       1,480
     25,663     *  Time Warner Telecom, Inc (Class A) ............         163
     17,841    e*  Tivo, Inc .....................................         220
     54,500    b*  Touch America Holdings, Inc ...................           4
     12,448     *  Triton PCS Holdings, Inc (Class A) ............          63
      9,370     *  U.S. Cellular Corp ............................         238
     44,386    e*  U.S. Unwired, Inc (Class A) ...................          19
     48,037    e*  UnitedGlobalcom, Inc (Class A) ................         248
     66,015    e*  Univision Communications, Inc (Class A) .......       2,007
  1,551,341        Verizon Communications, Inc ...................      61,200
     12,920     *  Viacom, Inc (Class A) .........................         565
    865,426     *  Viacom, Inc (Class B) .........................      37,784
      1,018        Warwick Valley Telephone Co ...................          84
     10,705     *  West Corp .....................................         285
     30,292    e*  Western Wireless Corp (Class A) ...............         349
      3,451     *  WilTel Communications, Inc ....................          51
     15,092     *  Wireless Facilities, Inc ......................         180
     55,463    e*  XM Satellite Radio Holdings, Inc ..............         613
      8,090     *  Young Broadcasting, Inc (Class A) .............         171
                                                                    ----------
                 TOTAL COMMUNICATIONS                                  326,018
                                                                    ----------
  DEPOSITORY INSTITUTIONS--10.68%
      8,438        1st Source Corp ...............................         157
      5,788        ABC Bancorp ...................................          83


                        SEE NOTES TO FINANCIAL STATEMENTS

                   2003 SEMIANNUAL REPORT  College Retirement Equities Fund   45

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  DEPOSITORY INSTITUTIONS--(CONTINUED)
      3,469        American National Bankshares, Inc .............  $       93
      5,195     *  AmericanWest Bancorp ..........................          84
    205,738        AmSouth Bancorp ...............................       4,493
     11,770        Anchor Bancorp Wisconsin, Inc .................         281
      3,870        Arrow Financial Corp ..........................         129
     43,266        Associated Banc-Corp ..........................       1,606
     45,513        Astoria Financial Corp ........................       1,271
      2,189        Bancfirst Corp ................................         114
     45,903        Bancorpsouth, Inc .............................         957
      3,789        BancTrust Financial Group, Inc ................          60
      6,269        Bank Mutual Corp ..............................         204
    847,339        Bank of America Corp ..........................      66,965
      7,375        Bank of Granite Corp ..........................         126
     36,311        Bank of Hawaii Corp ...........................       1,204
    413,504        Bank of New York Co, Inc ......................      11,888
      2,743        Bank of The Ozarks, Inc .......................         106
    646,155        Bank One Corp .................................      24,024
     23,402        BankAtlantic Bancorp, Inc (Class A) ...........         278
     90,977        Banknorth Group, Inc ..........................       2,322
     15,500     *  BankUnited Financial Corp (Class A) ...........         312
      5,870        Banner Corp ...................................         120
     35,874     *  Bay View Capital Corp .........................         207
    271,580        BB&T Corp .....................................       9,315
      3,588        Berkshire Hills Bancorp, Inc ..................         102
     10,657     *  Biolase Technology, Inc .......................         114
      8,176     *  BOK Financial Corp ............................         315
     11,353        Boston Private Financial Holdings, Inc ........         239
      2,201        Bryn Mawr Bank Corp ...........................          82
      4,600        BSB Bancorp, Inc ..............................         114
      1,895        C&F Financial Corp ............................          74
      4,718        Camden National Corp ..........................         130
      5,000        Capital City Bank Group, Inc ..................         181
     12,474        Capitol Federal Financial .....................         351
      7,171        Cascade Bancorp ...............................         124
      8,782        Cathay Bancorp, Inc ...........................         392
      2,438        CB Bancshares, Inc ............................         151
      4,927        CCBT Financial Cos, Inc .......................         118
      4,254        Center Bancorp, Inc ...........................          64
      2,613     *  Center Financial Corp .........................          39
      4,875     *  Central Coast Bancorp .........................          82
      8,100        Central Pacific Financial Corp ................         224
      1,816        Century Bancorp, Inc (Class A) ................          54
      2,326        Charter Financial Corp ........................          66
    131,627        Charter One Financial, Inc ....................       4,104
     13,211        Chemical Financial Corp .......................         394
     19,306        Chittenden Corp ...............................         528
  2,911,575        Citigroup, Inc ................................     124,615
     13,600     *  Citigroup, Inc (Litigation Wts) ...............          14
     25,516        Citizens Banking Corp .........................         683
      4,625        Citizens First Bancorp, Inc ...................         101
      5,045        Citizens South Banking Corp ...................          67
      4,275        City Bank .....................................         116
      9,321        City Holding Co ...............................         273
     22,664        City National Corp ............................       1,010
      2,062        CNB Financial Corp ............................          93
      2,206        Coastal Bancorp, Inc ..........................          63
      5,328        Coastal Financial Corp ........................          69
      4,662        CoBiz, Inc ....................................          62
     68,366        Colonial Bancgroup, Inc .......................         948
      3,057        Columbia Bancorp ..............................          73
      4,271        Columbia Bancorp (Oregon) .....................          57
      7,287        Columbia Banking System, Inc ..................         131
    101,653        Comerica, Inc .................................       4,727
     32,969        Commerce Bancorp, Inc .........................       1,223
     34,911        Commerce Bancshares, Inc ......................       1,360
      1,913        Commercial Bankshares, Inc ....................          57
     25,759        Commercial Federal Corp .......................         546
      2,326        Community Bank of North Virginia ..............          27
      6,313        Community Bank System, Inc ....................         240
      7,137        Community Trust Bancorp, Inc ..................         187
     72,629        Compass Bancshares, Inc .......................       2,537
    286,752     *  Concord EFS, Inc ..............................       4,221
      5,000        Corus Bankshares, Inc .........................         242
     29,113        Cullen/Frost Bankers, Inc .....................         935
     18,753        CVB Financial Corp ............................         366
     12,716        Dime Community Bancshares .....................         324
     12,167        Downey Financial Corp .........................         502
     13,300        East West Bancorp, Inc ........................         481
      2,745        Eastern Virginia Bankshares, Inc ..............          63
      4,045        ESB Financial Corp ............................          55
      9,184     *  Euronet Worldwide, Inc ........................          99
      2,378        EverTrust Financial Group, Inc ................          55
      1,573        Exchange National Bancshares, Inc .............          88
      3,498        Farmers Capital Bank Corp .....................         112
      8,548        Fidelity Bankshares, Inc ......................         191
    283,563        Fifth Third Bancorp ...........................      16,260
      4,468        Financial Institutions, Inc ...................         105
      4,209        First Bancorp (North Carolina) ................         109
     18,881        First Bancorp (Puerto Rico) ...................         518
      1,761        First Bell Bancorp, Inc .......................          44
      5,200        First Busey Corp (Class A) ....................         126
     17,240        First Charter Corp ............................         300
      2,362        First Citizens Banc Corp ......................          61
      3,500        First Citizens Bancshares, Inc (Class A) ......         353
     33,022        First Commonwealth Financial Corp .............         428
      6,987        First Community Bancorp .......................         219
      4,969        First Community Bancshares, Inc ...............         175
      3,725        First Essex Bancorp, Inc ......................         176
      9,731        First Federal Capital Corp ....................         193
      1,790        First Federal Financial of Kentucky ...........          58
     20,558        First Financial Bancorp .......................         329
      8,637        First Financial Bankshares, Inc ...............         289
      3,800        First Financial Corp (Indiana) ................         201
      7,600        First Financial Holdings, Inc .................         206
      1,934        First M & F Corp ..............................          63
      8,643        First Merchants Corp ..........................         210
     27,573        First Midwest Bancorp, Inc ....................         794
      4,409        First National Corp ...........................         109
      2,506        First Oak Brook Bancshares, Inc ...............          83
      1,800        First of Long Island Corp .....................          72
      5,861     *  First Republic Bank ...........................         156
     13,720        First Sentinel Bancorp, Inc ...................         219
      1,745        First South Bancorp, Inc ......................          58
      4,195        First State Bancorp ...........................         115
     72,110        First Tennessee National Corp .................       3,166
      3,444        First United Corp .............................          73
     40,820     *  First Virginia Banks, Inc .....................       1,760
      3,055        Firstbank Corp ................................          93
      4,133        Firstfed America Bancorp, Inc .................         143
      9,619     *  FirstFed Financial Corp .......................         339
     48,012        FirstMerit Corp ...............................       1,098
      3,715        Flag Financial Corp ...........................          51
     16,529        Flagstar Bancorp, Inc .........................         404
    595,443        FleetBoston Financial Corp ....................      17,691
      3,042        FloridaFirst Bancorp, Inc .....................          73
      5,803        Flushing Financial Corp .......................         129
      2,137        FMS Financial Corp ............................          35
     25,871        FNB Corp ......................................         783
      3,277        FNB Corp (Virginia) ...........................          89


                       SEE NOTES TO FINANCIAL STATEMENTS

46   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  DEPOSITORY INSTITUTIONS--(CONTINUED)
      2,796        FNB Corp, Inc .................................  $       70
      2,595        Foothill Independent Bancorp ..................          48
      1,862        Franklin Financial Corp .......................          56
      8,943        Frontier Financial Corp .......................         254
     61,685        Fulton Financial Corp .........................       1,226
      2,368        GA Financial, Inc .............................          60
      2,519        GB&T Bancshares, Inc ..........................          61
      4,354        GBC Bancorp ...................................         167
     10,093        Glacier Bancorp, Inc ..........................         248
     19,928        Gold Banc Corp, Inc ...........................         209
     71,354        Golden West Financial Corp ....................       5,709
      3,228        Great Southern Bancorp, Inc ...................         124
      2,852        Greater Community Bancorp .....................          43
      3,311        Greene County Bancshares, Inc .................          70
     47,118        Greenpoint Financial Corp .....................       2,400
      7,498        Hancock Holding Co ............................         353
      5,263        Hanmi Financial Corp ..........................          92
     11,895        Harbor Florida Bancshares, Inc ................         285
     10,704        Harleysville National Corp ....................         290
      6,353     *  Heritage Commerce Corp ........................          77
      3,050        Heritage Financial Corp .......................          65
     91,085        Hibernia Corp (Class A) .......................       1,654
      6,026        Horizon Financial Corp ........................          95
     42,370        Hudson City Bancorp, Inc ......................       1,083
      8,464        Hudson River Bancorp, Inc .....................         236
     25,617        Hudson United Bancorp .........................         875
      6,992        Humboldt Bancorp ..............................         105
    132,473        Huntington Bancshares, Inc ....................       2,586
      3,845        IberiaBank Corp ...............................         188
      1,473        IBT Bancorp, Inc ..............................          74
      6,725        Independent Bank Corp (Massachusetts) .........         152
     10,515        Independent Bank Corp (Michigan) ..............         270
     32,313        IndyMac Bancorp, Inc ..........................         821
      8,590        Integra Bank Corp .............................         148
     10,120     *  Intercept, Inc ................................          85
      6,284        Interchange Financial Services Corp ...........         125
     16,163        International Bancshares Corp .................         575
      8,812        Irwin Financial Corp ..........................         228
      2,761     *  Itla Capital Corp .............................         112
  1,143,906        J.P. Morgan Chase & Co ........................      39,099
    242,323        KeyCorp .......................................       6,124
      3,460        Klamath First Bancorp, Inc ....................          57
      6,733        Lakeland Bancorp, Inc .........................         108
      3,007        Lakeland Financial Corp .......................          91
      2,645        LNB Bancorp, Inc ..............................          57
      5,118        LSB Bancshares, Inc ...........................          89
     39,702        M & T Bank Corp ...............................       3,344
      4,731        Macatawa Bank Corp ............................         114
     10,826        MAF Bancorp, Inc ..............................         401
      7,554        Main Street Banks, Inc ........................         191
      3,197        MainSource Financial Group, Inc ...............          78
    126,930        Marshall & Ilsley Corp ........................       3,882
      6,497        MB Financial, Inc .............................         260
    244,056        Mellon Financial Corp .........................       6,773
      2,721        Mercantile Bank Corp ..........................          78
     39,774        Mercantile Bankshares Corp ....................       1,566
      2,270        Merchants Bancshares, Inc .....................          59
     13,609        Mid-State Bancshares ..........................         269
      5,821        Midwest Banc Holdings, Inc ....................         113
      2,497        MutualFirst Financial, Inc ....................          58
      4,872        Nara Bancorp, Inc .............................          93
      1,557        NASB Financial, Inc ...........................          45
      1,988        National Bankshares, Inc ......................          78
    317,771        National City Corp ............................      10,394
    117,320        National Commerce Financial Corp ..............       2,603
     11,578        National Penn Bancshares, Inc .................         325
      4,050        NBC Capital Corp ..............................         102
     18,338        NBT Bancorp, Inc ..............................         355
     27,799        NetBank, Inc ..................................         366
     81,349        New York Community Bancorp, Inc ...............       2,366
     93,263        North Fork Bancorp, Inc .......................       3,177
      1,641        Northern States Financial Corp ................          47
    109,714        Northern Trust Corp ...........................       4,585
      6,214        Northwest Bancorp, Inc ........................          99
      1,861        Oak Hill Financial, Inc .......................          47
      6,026        OceanFirst Financial Corp .....................         151
     23,000     *  Ocwen Financial Corp ..........................         104
     36,765        Old National Bancorp ..........................         846
      1,305        Old Point Financial Corp ......................          38
      3,928        Old Second Bancorp, Inc .......................         168
      4,600        Omega Financial Corp ..........................         157
        952        Oneida Financial Corp .........................          21
      3,990        PAB Bankshares, Inc ...........................          52
     19,799        Pacific Capital Bancorp .......................         694
      6,318        Pacific Union Bank ............................          86
      6,846        Park National Corp ............................         782
      2,446        Parkvale Financial Corp .......................          60
      3,720        Partners Trust Financial Group, Inc ...........          71
      3,773        Patriot Bank Corp .............................          68
      3,464        Peapack Gladstone Financial Corp ..............         111
      2,942        Pennfed Financial Services, Inc ...............          82
      3,953        Pennrock Financial Services Corp ..............         107
      1,714        Penns Woods Bancorp, Inc ......................          72
      5,225        Peoples Bancorp, Inc ..........................         132
     14,010        People's Bank .................................         406
      3,176        Peoples Holding Co ............................         141
      5,986        PFF Bancorp, Inc ..............................         231
    161,066        PNC Financial Services Group, Inc .............       7,862
     13,605        Provident Bankshares Corp .....................         346
     23,829        Provident Financial Group, Inc ................         611
     17,796        Provident Financial Services, Inc .............         339
     10,359        R & G Financial Corp (Class B) ................         308
    130,459        Regions Financial Corp ........................       4,407
     29,868        Republic Bancorp, Inc .........................         401
      4,200        Republic Bancorp, Inc (Class A) (Kentucky) ....          62
      4,203        Republic Bancshares, Inc ......................         105
      1,688        Resource Bankshares Corp ......................          58
      7,988        Riggs National Corp ...........................         122
     40,000        Roslyn Bancorp, Inc ...........................         860
      3,003        Royal Bancshares of Pennsylvania (Class A) ....          64
     15,172        S & T Bancorp, Inc ............................         416
      3,254        S.Y. Bancorp, Inc .............................         115
      4,430        Santander Bancorp .............................          72
      5,994        Seacoast Banking Corp of Florida ..............         102
     13,610        Seacoast Financial Services Corp ..............         269
      4,806        Second Bancorp, Inc ...........................         124
      2,131        Security Bank Corp ............................          74
      3,041        Shore Bancshares, Inc .........................          94
      2,863        Sierra Bancorp ................................          40
     23,691     *  Silicon Valley Bancshares .....................         564
      7,960        Simmons First National Corp (Class A) .........         159
     42,474        Sky Financial Group, Inc ......................         923
      7,480        Sound Federal Bancorp, Inc ....................         102
     26,987        South Financial Group, Inc ....................         630
      3,095        Southern Financial Bancorp, Inc ...............          95
      4,761        Southside Bancshares, Inc .....................          85
    197,175        SouthTrust Corp ...............................       5,363
     16,044     *  Southwest Bancorp of Texas, Inc ...............         522
      2,930        Southwest Bancorp, Inc ........................          80


                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    47

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  DEPOSITORY INSTITUTIONS--(CONTINUED)
    148,133        Sovereign Bancorp, Inc ........................  $    2,318
      4,279        St. Francis Capital Corp ......................         124
      4,040        State Bancorp, Inc ............................          79
      2,895        State Financial Services Corp (Class A) .......          64
    184,995        State Street Corp .............................       7,289
     31,381        Staten Island Bancorp, Inc ....................         611
      5,886        Sterling Bancorp ..............................         164
     21,363        Sterling Bancshares, Inc ......................         279
      9,447        Sterling Financial Corp (Pennsylvania) ........         220
      8,568     *  Sterling Financial Corp (Spokane) .............         209
      2,950        Summit Bancshares, Inc ........................          69
      3,430     *  Sun Bancorp, Inc (New Jersey) .................          68
      3,072        Sun Bancorp, Inc (Pennsylvania) ...............          62
    139,577        SunTrust Banks, Inc ...........................       8,282
    167,945        Synovus Financial Corp ........................       3,611
      2,147        Taylor Capital Group, Inc .....................          45
     42,668        TCF Financial Corp ............................       1,700
     13,802        Texas Regional Bancshares, Inc (Class A) ......         479
      4,273     *  TierOne Corp ..................................          83
      3,079        Trico Bancshares ..............................          78
      4,414        Troy Financial Corp ...........................         120
     10,600        Trust Co of New Jersey ........................         321
     41,226        Trustco Bank Corp NY ..........................         457
     24,746        Trustmark Corp ................................         630
  1,087,291        U.S. Bancorp ..................................      26,639
      6,884        U.S.B. Holding Co, Inc ........................         122
     22,032        UCBH Holdings, Inc ............................         632
      9,214        UMB Financial Corp ............................         391
     16,163        Umpqua Holdings Corp ..........................         307
      4,256        Union Bankshares Corp .........................         120
    115,339        Union Planters Corp ...........................       3,579
     28,921        UnionBanCal Corp ..............................       1,196
     20,799        United Bankshares, Inc ........................         596
     10,177        United Community Banks, Inc ...................         254
     17,600        United Community Financial Corp ...............         163
      2,229     *  United PanAm Financial Corp ...................          27
      1,819        United Securities Bancshares ..................          82
      1,933        United Security Bancshares ....................          42
     12,266        Unizan Financial Corp .........................         216
     55,884        Valley National Bancorp .......................       1,473
      2,704     *  Virginia Commerce Bancorp .....................          53
      4,224        Virginia Financial Group, Inc .................         118
     24,239        W Holding Co, Inc .............................         410
    724,354        Wachovia Corp .................................      28,945
      1,872        Warwick Community Bancorp .....................          55
     39,551        Washington Federal, Inc .......................         915
      7,360        Washington Trust Bancorp, Inc .................         169
      2,687        Wayne Bancorp, Inc ............................          82
     26,229        Webster Financial Corp ........................         991
    947,497        Wells Fargo & Co ..............................      47,754
     11,900        Wesbanco, Inc .................................         289
        358        West Bancorp ..................................           6
      9,009        West Coast Bancorp ............................         164
      1,104        West Essex Bancorp, Inc .......................          39
     18,940        Westamerica Bancorp ...........................         816
      1,890     *  Western Sierra Bancorp ........................          63
     22,500        Whitney Holding Corp ..........................         719
      6,280        Willow Grove Bancorp, Inc .....................         107
     37,313        Wilmington Trust Corp .........................       1,095
      8,257        Wintrust Financial Corp .......................         244
      4,467        WSFS Financial Corp ...........................         172
      4,517        Yardville National Bancorp ....................          88
     52,236        Zions Bancorp .................................       2,644
                                                                    ----------
                 TOTAL DEPOSITORY INSTITUTIONS                         617,315
                                                                    ----------
  EATING AND DRINKING PLACES--0.69%
      7,561     *  AFC Enterprises, Inc ..........................         123
     31,799        Applebee's International, Inc .................         999
     32,289     *  Aramark Corp (Class B) ........................         724
     19,977        Bob Evans Farms, Inc ..........................         552
     55,642     *  Brinker International, Inc ....................       2,004
      7,927     *  California Pizza Kitchen, Inc .................         170
     28,071        CBRL Group, Inc ...............................       1,091
     14,737     *  CEC Entertainment, Inc ........................         544
      6,093    e*  Chicago Pizza & Brewery, Inc ..................          61
     29,375     *  CKE Restaurants, Inc ..........................         164
     98,492        Darden Restaurants, Inc .......................       1,869
      6,268     *  Dave & Buster's, Inc ..........................          68
     11,292        IHOP Corp .....................................         356
     19,355     *  Jack In The Box, Inc ..........................         432
     28,881    e*  Krispy Kreme Doughnuts, Inc ...................       1,189
     12,284        Landry's Restaurants, Inc .....................         290
      8,544        Lone Star Steakhouse & Saloon, Inc ............         186
    719,662        McDonald's Corp ...............................      15,876
      9,189     *  O'Charley's, Inc ..............................         198
     34,099        Outback Steakhouse, Inc .......................       1,330
     14,303    e*  P.F. Chang's China Bistro, Inc ................         704
      7,238     *  Papa John's International, Inc ................         203
     11,394     *  Rare Hospitality International, Inc ...........         372
      4,954     *  Red Robin Gourmet Burgers, Inc ................          94
     37,100        Ruby Tuesday, Inc .............................         917
     24,844     *  Ryan's Family Steak Houses, Inc ...............         348
     20,754     *  Sonic Corp ....................................         528
     28,548    e*  The Cheesecake Factory, Inc ...................       1,025
     12,117     *  The Steak n Shake Co ..........................         185
      7,551     *  Triarc Cos, Inc ...............................         226
     65,807        Wendy's International, Inc ....................       1,906
    168,654     *  Yum! Brands, Inc ..............................       4,985
                                                                    ----------
                 TOTAL EATING AND DRINKING PLACES                       39,719
                                                                    ----------
  EDUCATIONAL SERVICES--0.19%
      3,379     *  Ambassadors International, Inc ................          41
     70,135     *  Apollo Group, Inc (Class A) ...................       4,332
      8,670     *  Apollo Group, Inc (University of Phoenix Online)        440
     26,349     *  Career Education Corp .........................       1,803
     24,775     *  Corinthian Colleges, Inc ......................       1,203
     32,489     *  DeVry, Inc ....................................         757
     14,551     *  Education Management Corp .....................         774
     23,898     *  ITT Educational Services, Inc .................         699
      5,340     *  Learning Tree International, Inc ..............          83
      8,220     *  Princeton Review, Inc .........................          48
      6,025        Strayer Education, Inc ........................         479
     17,877     *  Sylvan Learning Systems, Inc ..................         408
      5,098     *  Whitman Education Group .......................          78
                                                                    ----------
                 TOTAL EDUCATIONAL SERVICES                             11,145
                                                                    ----------
  ELECTRIC, GAS, AND SANITARY SERVICES--3.57%
    248,585     *  AES Corp ......................................       1,579
     35,300        AGL Resources, Inc ............................         898
     70,751    e*  Allegheny Energy, Inc .........................         598
     43,278        Allete, Inc ...................................       1,149
     51,053        Alliant Energy Corp ...........................         972
     81,481     *  Allied Waste Industries, Inc ..................         819
     91,384        Ameren Corp ...................................       4,030
    224,659        American Electric Power Co, Inc ...............       6,702
      8,350        American States Water Co ......................         228
    109,463     *  Aquila, Inc ...................................         282
     25,868        Atmos Energy Corp .............................         642
     27,212        Avista Corp ...................................         385
     18,028        Black Hills Corp ..............................         553
      7,807        California Water Service Group ................         220
    201,806    e*  Calpine Corp ..................................       1,332


                       SEE NOTES TO FINANCIAL STATEMENTS

48   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  ELECTRIC, GAS, AND SANITARY SERVICES--(CONTINUED)
      6,100        Cascade Natural Gas Corp ......................  $      117
      8,684     *  Casella Waste Systems, Inc (Class A) ..........          78
    152,824        Centerpoint Energy, Inc .......................       1,246
      6,731        Central Vermont Public Service Corp ...........         132
      9,300        CH Energy Group, Inc ..........................         419
      3,154        Chesapeake Utilities Corp .....................          71
     99,800        Cinergy Corp ..................................       3,672
    160,336     *  Citizens Communications Co ....................       2,067
      4,419     *  Clean Harbors, Inc ............................          42
     23,139        Cleco Corp ....................................         401
     77,086     *  CMS Energy Corp ...............................         624
      4,394        Connecticut Water Service, Inc ................         112
    127,048        Consolidated Edison, Inc ......................       5,499
     93,362        Constellation Energy Group, Inc ...............       3,202
    178,789        Dominion Resources, Inc .......................      11,491
     72,008        DPL, Inc ......................................       1,148
     40,700        DQE, Inc ......................................         613
     91,673        DTE Energy Co .................................       3,542
    503,060        Duke Energy Corp ..............................      10,036
    153,065     *  Dynegy, Inc (Class A) .........................         643
    171,457     *  Edison International ..........................       2,817
    330,909        El Paso Corp ..................................       2,674
     26,124     *  El Paso Electric Co ...........................         322
     12,843        Empire District Electric Co ...................         279
     19,539        Energen Corp ..................................         651
     82,120        Energy East Corp ..............................       1,705
      2,484        EnergySouth, Inc ..............................          81
    126,850        Entergy Corp ..................................       6,695
     35,973        Equitable Resources, Inc ......................       1,466
    183,175        Exelon Corp ...................................      10,956
    157,579        FirstEnergy Corp ..............................       6,059
    101,101        FPL Group, Inc ................................       6,759
     38,600        Great Plains Energy, Inc ......................       1,115
     20,483        Hawaiian Electric Industries, Inc .............         939
     21,300        Idacorp, Inc ..................................         559
     88,983        KeySpan Corp ..................................       3,154
     51,390        Kinder Morgan, Inc ............................       2,808
     10,600        Laclede Group, Inc ............................         284
     40,339        MDU Resources Group, Inc ......................       1,351
      8,900        MGE Energy, Inc ...............................         280
      4,417        Middlesex Water Co ............................         109
    229,377    e*  Mirant Corp ...................................         665
     40,517        National Fuel Gas Co ..........................       1,055
     15,377        New Jersey Resources Corp .....................         546
     25,141        Nicor, Inc ....................................         933
    146,407        NiSource, Inc .................................       2,782
     17,762     *  NiSource, Inc (Sails) .........................          39
     73,753        Northeast Utilities ...........................       1,235
     14,200        Northwest Natural Gas Co ......................         387
     30,208        NSTAR .........................................       1,376
      9,061        NUI Corp ......................................         141
     43,938        OGE Energy Corp ...............................         939
     42,007        Oneok, Inc ....................................         825
     13,849        Otter Tail Corp ...............................         374
     20,127        Peoples Energy Corp ...........................         863
     87,256        Pepco Holdings, Inc ...........................       1,672
    231,452     *  PG&E Corp .....................................       4,895
     32,485        Philadelphia Suburban Corp ....................         792
     17,326        Piedmont Natural Gas Co, Inc ..................         672
     47,116        Pinnacle West Capital Corp ....................       1,764
     20,636        PNM Resources, Inc ............................         552
     99,113        PPL Corp ......................................       4,262
    124,747        Progress Energy, Inc ..........................       5,476
     34,100     *  Progress Energy, Inc (Cvo) ....................          15
    126,557        Public Service Enterprise Group, Inc ..........       5,347
     53,342        Puget Energy, Inc .............................       1,273
     43,235        Questar Corp ..................................       1,447
    164,757     *  Reliant Resources, Inc ........................       1,010
     87,649     *  Republic Services, Inc ........................       1,987
      8,396        Resource America, Inc (Class A) ...............          87
      5,504        Roto-Rooter, Inc ..............................         210
     62,734        SCANA Corp ....................................       2,151
     10,708        SEMCO Energy, Inc .............................          62
    102,506        Sempra Energy .................................       2,924
     65,395    e*  Sierra Pacific Resources ......................         388
      1,100        SJW Corp ......................................          94
      6,700        South Jersey Industries, Inc ..................         247
    402,722        Southern Co ...................................      12,549
     23,084     *  Southern Union Co .............................         391
     18,797        Southwest Gas Corp ............................         398
      5,966        Southwest Water Co ............................          83
     20,651     *  Stericycle, Inc ...............................         795
     97,713        TECO Energy, Inc ..............................       1,172
      7,396        Texas Genco Holdings, Inc .....................         172
    180,653        TXU Corp ......................................       4,056
     23,405        UGI Corp ......................................         742
      6,646        UIL Holdings Corp .............................         269
     16,272        Unisource Energy Corp .........................         306
     38,511        Vectren Corp ..................................         965
     15,971     *  Waste Connections, Inc ........................         560
    328,729        Waste Management, Inc .........................       7,919
     31,499        Westar Energy, Inc ............................         511
     10,531        Western Gas Resources, Inc ....................         417
     27,625        WGL Holdings, Inc .............................         738
    270,950        Williams Cos, Inc .............................       2,141
     65,626        Wisconsin Energy Corp .........................       1,903
     17,800        WPS Resources Corp ............................         716
    225,448        Xcel Energy, Inc ..............................       3,391
                                                                    ----------
                 TOTAL ELECTRIC, GAS, AND SANITARY SERVICES            206,288
                                                                    ----------
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--7.38%
     12,057     *  Actel Corp ....................................         247
     13,660  b,e*  Acterna Corp ..................................           1
    452,564    e*  ADC Telecommunications, Inc ...................       1,054
     11,449    e*  Adtran, Inc ...................................         584
      8,995     *  Advanced Energy Industries, Inc ...............         128
     46,810     *  Advanced Fibre Communications, Inc ............         762
    193,879     *  Advanced Micro Devices, Inc ...................       1,243
     33,869     *  Aeroflex, Inc .................................         262
    327,602    e*  Agere Systems, Inc (Class A) ..................         763
    581,830     *  Agere Systems, Inc (Class B) ..................       1,338
     15,748     *  Allen Telecom, Inc ............................         260
     13,100     *  Alliance Semiconductor Corp ...................          63
    217,400     *  Altera Corp ...................................       3,565
     93,649        American Power Conversion Corp ................       1,460
     18,600        Ametek, Inc ...................................         682
     50,071     *  Amkor Technology, Inc .........................         658
     10,971     *  Amphenol Corp (Class A) .......................         514
    207,561     *  Analog Devices, Inc ...........................       7,227
     13,100     *  Anaren Microwave, Inc .........................         123
     10,823        Applica, Inc ..................................          92
    171,758     *  Applied Micro Circuits Corp ...................       1,039
      4,954        Applied Signal Technology, Inc ................          84
     36,876    e*  Arris Group, Inc ..............................         183
     17,707     *  Artesyn Technologies, Inc .....................          99
     10,216     *  Artisan Components, Inc .......................         231
    231,405     *  Atmel Corp ....................................         585
     15,205     *  ATMI, Inc .....................................         380
     33,108     *  Avanex Corp ...................................         132
     30,110        AVX Corp ......................................         331


                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    49

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--(CONTINUED)
     17,462        Baldor Electric Co ............................  $      360
      5,329        Bel Fuse, Inc (Class B) .......................         122
     12,728     *  Benchmark Electronics, Inc ....................         392
    110,052     *  Broadcom Corp (Class A) .......................       2,741
     15,144        C&D Technologies, Inc .........................         217
      2,691     *  Catapult Communications Corp ..................          29
     18,486     *  C-COR.net Corp ................................          91
     17,093     *  Centillium Communications, Inc ................         169
      3,987     *  Ceradyne, Inc .................................          75
     18,221     *  Checkpoint Systems, Inc .......................         258
     28,294     *  ChipPAC, Inc ..................................         217
    246,095     *  CIENA Corp ....................................       1,277
      3,726    e*  ClearOne Communications, Inc ..................           8
      4,278     *  Comtech Telecommunications ....................         121
     99,240     *  Comverse Technology, Inc ......................       1,492
    151,483     *  Conexant Systems, Inc .........................         621
    172,990     *  Corvis Corp ...................................         259
     41,459    e*  Cree, Inc .....................................         675
     16,937        CTS Corp ......................................         177
      9,000        Cubic Corp ....................................         200
     69,517     *  Cypress Semiconductor Corp ....................         834
     20,582    e*  DDI Corp ......................................           1
      2,340     *  Diodes, Inc ...................................          44
      5,011    e*  Drexler Technology Corp .......................          78
     14,933     *  DSP Group, Inc ................................         322
      7,062     *  Dupont Photomasks, Inc ........................         133
     15,452     *  Electro Scientific Industries, Inc ............         234
    238,105        Emerson Electric Co ...........................      12,167
      9,333     *  Emerson Radio Corp ............................          63
      6,267     *  EMS Technologies, Inc .........................          82
     50,014     *  Energizer Holdings, Inc .......................       1,570
      9,541     *  Energy Conversion Devices, Inc ................          87
     29,856     *  Entegris, Inc .................................         401
     16,200     *  ESS Technology, Inc ...........................         158
     21,800     *  Exar Corp .....................................         345
      6,340     *  Fairchild Corp (Class A) ......................          26
     64,917     *  Fairchild Semiconductor International, Inc ....         830
     77,933    e*  Finisar Corp ..................................         121
      3,636        Franklin Electric Co, Inc .....................         202
     19,727    e*  FuelCell Energy, Inc ..........................         162
    127,891     *  Gemstar-TV Guide International, Inc ...........         651
  5,653,135        General Electric Co ...........................     162,132
     17,307    e*  Genesis Microchip, Inc ........................         234
      6,800     *  Genlyte Group, Inc ............................         238
      9,900    b*  Geotek Communications, Inc ....................           0
     62,036     *  GlobespanVirata, Inc ..........................         512
     33,231     *  GrafTech International Ltd ....................         181
     14,670        Harman International Industries, Inc ..........       1,161
     33,131     *  Harmonic, Inc .................................         135
     34,881        Harris Corp ...................................       1,048
     14,300        Helix Technology Corp .........................         189
     11,500     *  Hexcel Corp ...................................          37
     27,603        Hubbell, Inc (Class B) ........................         914
     14,000     *  Hutchinson Technology, Inc ....................         460
      7,355     *  Inet Technologies, Inc ........................          73
      8,601     *  Innovex, Inc ..................................          87
     34,602     *  Integrated Circuit Systems, Inc ...............       1,088
     59,185     *  Integrated Device Technology, Inc .............         654
     16,600     *  Integrated Silicon Solution, Inc ..............         115
  3,695,843        Intel Corp ....................................      76,814
     31,466     *  Interdigital Communications Corp ..............         735
     35,975     *  International Rectifier Corp ..................         965
     70,162     *  Intersil Corp (Class A) .......................       1,867
      9,961        Inter-Tel, Inc ................................         211
     19,297     *  InterVoice, Inc ...............................          95
      9,751     *  IXYS Corp .....................................          78
     88,291     *  Jabil Circuit, Inc ............................       1,951
     37,019     *  Jacuzzi Brands, Inc ...........................         196
    768,830     *  JDS Uniphase Corp .............................       2,699
     13,002     *  JNI Corp ......................................          64
     48,938     *  Kemet Corp ....................................         494
     13,305     *  Komag, Inc ....................................         157
     39,200     *  Kopin Corp ....................................         240
      5,491     *  KVH Industries, Inc ...........................         136
     39,110    e*  L-3 Communications Holdings, Inc ..............       1,701
     48,801     *  Lattice Semiconductor Corp ....................         402
      2,680     *  Lifeline Systems, Inc .........................          76
    180,517        Linear Technology Corp ........................       5,814
     11,044     *  Littelfuse, Inc ...............................         247
      8,688        LSI Industries, Inc ...........................          96
    210,396     *  LSI Logic Corp ................................       1,490
      9,173    e*  Manufacturers Services Ltd ....................          44
     15,759     *  Mattson Technology, Inc .......................          49
    183,710        Maxim Integrated Products, Inc ................       6,281
     43,812        Maytag Corp ...................................       1,070
     58,215     *  McData Corp (Class A) .........................         854
      6,791    e*  Medis Technologies Ltd ........................          48
     29,983     *  MEMC Electronic Materials, Inc ................         294
     12,158     *  Mercury Computer Systems, Inc .................         221
     19,100        Methode Electronics, Inc (Class A) ............         205
     34,970     *  Micrel, Inc ...................................         363
    113,529        Microchip Technology, Inc .....................       2,781
    310,621     *  Micron Technology, Inc ........................       3,613
     16,818     *  Microsemi Corp ................................         269
     21,800     *  Microtune, Inc ................................          70
     49,002     *  Mindspeed Technologies, Inc ...................         132
      9,224    e*  MIPS Technologies, Inc (Class B) ..............          23
     72,646        Molex, Inc ....................................       1,961
     12,735     *  Monolithic System Technology, Inc .............         115
      8,589     *  Moog, Inc (Class A) ...........................         298
  1,291,523        Motorola, Inc .................................      12,179
     54,979     *  MRV Communications, Inc .......................         111
     22,268     *  Mykrolis Corp .................................         226
      2,738        National Presto Industries, Inc ...............          87
    101,910     *  National Semiconductor Corp ...................       2,010
     33,837     *  New Focus, Inc ................................         127
     85,647    e*  Novellus Systems, Inc .........................       3,136
     77,583     *  Nvidia Corp ...................................       1,785
     32,652     *  Oak Technology, Inc ...........................         203
     11,638    e*  Omnivision Technologies, Inc ..................         363
     14,251     *  ON Semiconductor Corp .........................          38
     62,460     *  Oplink Communications, Inc ....................         117
      8,959     *  Optical Communication Products, Inc ...........          16
      7,304     *  OSI Systems, Inc ..............................         117
      9,550        Park Electrochemical Corp .....................         191
      8,591     *  Parthusceva, Inc ..............................          70
     14,059     *  Pemstar, Inc ..................................          59
     11,446     *  Pericom Semiconductor Corp ....................         106
     15,665     *  Photronics, Inc ...............................         273
     19,426    e*  Pixelworks, Inc ...............................         115
     21,594    e*  Plantronics, Inc ..............................         468
     23,300     *  Plexus Corp ...................................         269
     11,208    e*  Plug Power, Inc ...............................          52
     95,567    e*  PMC-Sierra, Inc ...............................       1,121
     56,889     *  Polycom, Inc ..................................         788
      3,261     *  Powell Industries, Inc ........................          48
     14,370     *  Power Integrations, Inc .......................         349
     34,283     *  Power-One, Inc ................................         245
     36,751     *  Powerwave Technologies, Inc ...................         230


                       SEE NOTES TO FINANCIAL STATEMENTS

50   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--(CONTINUED)
     68,411    e*  Proxim Corp (Class A) .........................  $      100
     53,073     *  QLogic Corp ...................................       2,565
    441,674        Qualcomm, Inc .................................      15,790
     46,900     *  Rambus, Inc ...................................         777
     17,950     *  Rayovac Corp ..................................         232
     12,156    b*  Read-Rite Corp ................................           1
     13,108        Regal-Beloit Corp .............................         250
     31,393     *  Remec, Inc ....................................         218
     89,241     *  RF Micro Devices, Inc .........................         537
      3,149        Richardson Electronics Ltd ....................          26
    103,962        Rockwell Collins, Inc .........................       2,561
      8,500     *  Rogers Corp ...................................         283
      4,835     *  SafeNet, Inc ..................................         135
    298,086     *  Sanmina-SCI Corp ..............................       1,881
     24,503     *  SBA Communications Corp .......................          74
      8,262     *  SBS Technologies, Inc .........................          81
     86,476        Scientific-Atlanta, Inc .......................       2,062
     13,430     *  Seachange International, Inc ..................         128
     34,872     *  Semtech Corp ..................................         497
     34,684     *  Silicon Image, Inc ............................         194
     16,471    e*  Silicon Laboratories, Inc .....................         439
     44,967     *  Silicon Storage Technology, Inc ...............         188
      3,400     *  Siliconix, Inc ................................         123
     13,315     *  Sipex Corp ....................................          65
    463,603    e*  Sirius Satellite Radio, Inc ...................         783
     78,420    e*  Skyworks Solutions, Inc .......................         531
      9,566        Smith (A.O.) Corp .............................         269
    111,328     *  Sonus Networks, Inc ...........................         560
      9,300     *  Spectralink Corp ..............................          92
      8,300     *  Standard Microsystems Corp ....................         126
      7,200     *  Stoneridge, Inc ...............................          98
     47,900     *  Stratex Networks, Inc .........................         153
      2,819     *  Sunbeam Corp Wts 08/24/03 .....................           0
     27,941     *  Superconductor Technologies ...................          64
      6,187     *  Supertex, Inc .................................         114
     90,485     *  Sycamore Networks, Inc ........................         347
      9,228     *  Synaptics, Inc ................................         124
     22,372     *  Technitrol, Inc ...............................         337
     28,793     *  Tekelec .......................................         325
    233,719     *  Tellabs, Inc ..................................       1,536
     54,992    e*  Tellium, Inc ..................................          51
     37,800     *  Terayon Communication Systems, Inc ............         103
    978,137        Texas Instruments, Inc ........................      17,215
     24,140     *  Thomas & Betts Corp ...........................         349
     12,700     *  Three-Five Systems, Inc .......................          88
      7,667     *  Tollgrade Communications, Inc .................         143
     61,617     *  Transmeta Corp ................................          99
     74,327     *  Triquint Semiconductor, Inc ...................         309
     10,892     *  TTM Technologies, Inc .........................          51
     17,542     *  Turnstone Systems, Inc ........................          44
      6,002     *  Ulticom, Inc ..................................          57
        785        United Capital Corp ...........................          27
      9,900    e*  Universal Display Corp ........................          88
      8,200     *  Universal Electronics, Inc ....................         104
     34,966     *  Utstarcom, Inc ................................       1,244
     27,997     *  Valence Technology, Inc .......................          84
     17,558     *  Varian Semiconductor Equipment Associates, Inc          523
          1     *  Vialta, Inc ...................................           0
     11,762     *  Viasat, Inc ...................................         169
     11,645     *  Vicor Corp ....................................         112
      7,115     *  Virage Logic Corp .............................          52
     90,665     *  Vishay Intertechnology, Inc ...................       1,197
    116,275     *  Vitesse Semiconductor Corp ....................         572
     25,042     *  Westell Technologies, Inc .....................         217
     36,521        Whirlpool Corp ................................       2,326
     10,433     *  White Electronic Designs Corp .................         110
     11,719     *  Wilson Greatbatch Technologies, Inc ...........         423
      5,800        Woodhead Industries, Inc ......................          73
    190,800     *  Xilinx, Inc ...................................       4,829
      4,400     *  Zenith Electronics Corp .......................           0
                                                                    ----------
                 TOTAL ELECTRONIC and OTHER ELECTRIC EQUIPMENT         426,803
                                                                    ----------
  ENGINEERING AND MANAGEMENT SERVICES--0.76%
      9,843    e*  aaiPharma, Inc ................................         196
      3,266     *  Advisory Board Co .............................         132
     33,258     *  Affymetrix, Inc ...............................         656
     14,953    e*  Antigenics, Inc ...............................         172
     40,740     *  Applera Corp (Celera Genomics Group) ..........         420
     18,700     *  Ariad Pharmaceuticals, Inc ....................          84
     97,390     *  BearingPoint, Inc .............................         940
      1,752     *  Bioreliance Corp ..............................          37
     45,823    e*  Celgene Corp ..................................       1,393
     45,138     *  Century Business Services, Inc ................         147
      4,460     *  Charles River Associates, Inc .................         126
     12,800     *  Ciphergen Biosystems, Inc .....................         131
      7,590     *  Cornell Cos, Inc ..............................         115
     21,099     *  Corporate Executive Board Co ..................         861
     19,801     *  Corrections Corp of America ...................         502
     35,328     *  Covance, Inc ..................................         639
     25,233     *  CuraGen Corp ..................................         140
     15,995    e*  CV Therapeutics, Inc ..........................         474
     25,783     *  Decode Genetics, Inc ..........................          80
      4,744    e*  Digitas, Inc ..................................          24
     16,593     *  Diversa Corp ..................................         163
     10,115    e*  eResearch Technology, Inc .....................         224
      8,269     *  Exact Sciences Corp ...........................          91
     27,547     *  Exelixis, Inc .................................         191
     26,263     *  Exult, Inc ....................................         225
      9,781     *  First Consulting Group, Inc ...................          46
     45,858        Fluor Corp ....................................       1,543
      8,600     *  Forrester Research, Inc .......................         141
     23,299     *  FTI Consulting, Inc ...........................         582
     34,557     *  Gartner, Inc (Class A) ........................         262
     12,190     *  Gartner, Inc (Class B) ........................          91
     17,300     *  Gene Logic, Inc ...............................         103
      5,751     *  Genencor International, Inc ...................          95
     13,464     *  Gen-Probe, Inc ................................         550
    246,548        Halliburton Co ................................       5,671
     39,852     *  Incyte Corp ...................................         185
      7,093     *  Inveresk Research Group, Inc ..................         128
     26,964     *  Jacobs Engineering Group, Inc .................       1,137
      9,976     *  Kosan Biosciences, Inc ........................          59
      4,567        Landauer, Inc .................................         191
     18,005     *  Lexicon Genetics, Inc .........................         121
     11,867    e*  Luminex Corp ..................................          61
      8,983     *  MAXIMUS, Inc ..................................         248
     16,427     *  Maxygen, Inc ..................................         180
    147,316        Monsanto Co ...................................       3,188
     73,626        Moody's Corp ..................................       3,881
     15,508     *  Myriad Genetics, Inc ..........................         211
     24,385     *  Navigant Consulting, Inc ......................         289
      7,368    e*  Neopharm, Inc .................................         102
     13,387     *  Parexel International Corp ....................         187
    186,284        Paychex, Inc ..................................       5,460
     17,567     *  Per-Se Technologies, Inc ......................         197
        180     *  Per-Se Technologies, Inc Wts 07/08/03 .........           0
     26,656     *  Pharmaceutical Product Development, Inc .......         766
     13,300     *  Pharmacopeia, Inc .............................         110
     10,063     *  PracticeWorks, Inc ............................         194
     19,816    e*  PRG-Schultz International, Inc ................         117


                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    51

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  ENGINEERING AND MANAGEMENT SERVICES--(CONTINUED)
     43,892    e*  Quest Diagnostics, Inc ........................  $    2,800
     67,204     *  Quintiles Transnational Corp ..................         954
     13,153     *  Regeneration Technologies, Inc ................         175
     19,065     *  Regeneron Pharmaceuticals, Inc ................         300
     15,463     *  Repligen Corp .................................          80
      5,637    e*  Research Frontiers, Inc .......................          79
     10,697     *  Resources Connection, Inc .....................         255
      1,578     *  Rigel Pharmaceuticals, Inc ....................          17
      8,899     *  Right Management Consultants, Inc .............         113
     11,936     *  Seattle Genetics, Inc .........................          61
    171,713        Servicemaster Co ..............................       1,837
      2,938     *  SFBC International, Inc .......................          53
      6,881     *  SM&A ..........................................          78
      8,844     *  Sourcecorp ....................................         191
     13,109     *  Symyx Technologies, Inc .......................         214
      4,200     *  Tejon Ranch Co ................................         126
     18,159     *  Telik, Inc ....................................         292
     28,465     *  Tetra Tech, Inc ...............................         488
     16,642     *  Transkaryotic Therapies, Inc ..................         192
      6,644    e*  TRC Cos, Inc ..................................          98
      8,364    e*  Trimeris, Inc .................................         382
     24,398     *  Tularik, Inc ..................................         243
     38,134     *  U.S. Oncology, Inc ............................         282
     13,700     *  URS Corp ......................................         267
     11,246     *  Watson Wyatt & Co Holdings ....................         261
                                                                    ----------
                 TOTAL ENGINEERING AND MANAGEMENT SERVICES              44,097
                                                                    ----------
  ENVIRONMENTAL QUALITY AND HOUSING--0.00%
     18,255     *  Cadiz, Inc ....................................           2
                                                                    ----------
                 TOTAL ENVIRONMENTAL QUALITY AND HOUSING                     2
                                                                    ----------
  FABRICATED METAL PRODUCTS--0.59%
     18,498     *  Alliant Techsystems, Inc ......................         960
     32,349        Ball Corp .....................................       1,472
      5,826        CIRCOR International, Inc .....................         104
     28,850        Crane Co ......................................         653
     88,865     *  Crown Holdings, Inc ...........................         634
     63,597        Danaher Corp ..................................       4,328
      3,501     *  Drew Industries, Inc ..........................          64
     85,476        Fortune Brands, Inc ...........................       4,462
     14,990     *  Griffon Corp ..................................         240
      3,889     *  Gulf Island Fabrication, Inc ..................          66
     22,793        Harsco Corp ...................................         822
    142,864        Illinois Tool Works, Inc ......................       9,408
      8,251     *  Intermagnetics General Corp ...................         164
    273,631        Masco Corp ....................................       6,526
      5,217        Material Sciences Corp ........................          51
      7,497     *  Mobile Mini, Inc ..............................         122
     10,329     *  NCI Building Systems, Inc .....................         172
     23,244    e*  Raytech Corp ..................................          99
     22,724    e*  Shaw Group, Inc ...............................         274
      5,537     *  Silgan Holdings, Inc ..........................         173
      8,168     *  Simpson Manufacturing Co, Inc .................         299
     32,902        Snap-On, Inc ..................................         955
      6,914     *  SPS Technologies, Inc .........................         187
     38,664        Stanley Works .................................       1,067
     11,100        Sturm Ruger & Co, Inc .........................         111
     31,453    e*  Tower Automotive, Inc .........................         115
      7,483        Valmont Industries, Inc .......................         146
      9,000        Watts Industries, Inc (Class A) ...............         161
                                                                    ----------
                 TOTAL FABRICATED METAL PRODUCTS                        33,835
                                                                    ----------
  FOOD AND KINDRED PRODUCTS--3.54%
      9,273     *  American Italian Pasta Co (Class A) ...........         386
    471,935        Anheuser-Busch Cos, Inc .......................      24,092
    293,431        Archer Daniels Midland Co .....................       3,776
      4,800     *  Boston Beer Co, Inc (Class A) .................          69
    127,273        Campbell Soup Co ..............................       3,118
        500        Coca-Cola Bottling Co Consolidated ............          27
  1,208,508        Coca-Cola Co ..................................      56,087
    132,070        Coca-Cola Enterprises, Inc ....................       2,397
    303,880        Conagra Foods, Inc ............................       7,172
     43,560     *  Constellation Brands, Inc (Class A) ...........       1,368
     15,803        Coors (Adolph) Co (Class B) ...................         774
     19,235        Corn Products International, Inc ..............         578
     31,607     *  Darling International, Inc ....................          76
     76,778     *  Dean Foods Co .................................       2,419
    104,188     *  Del Monte Foods Co ............................         921
     10,613        Dreyer's Grand Ice Cream Holdings, Inc ........         834
        532        Farmer Brothers Co ............................         181
     18,487        Flowers Foods, Inc ............................         365
    208,355        General Mills, Inc ............................       9,878
    198,295        H.J. Heinz Co .................................       6,540
     46,184     *  Hercules, Inc .................................         457
     52,539        Hershey Foods Corp ............................       3,660
      3,334    e*  Horizon Organic Holding Corp ..................          79
     42,173        Hormel Foods Corp .............................       1,000
      8,300     *  International Multifoods Corp .................         190
     24,569        Interstate Bakeries Corp ......................         312
      3,175     *  J & J Snack Foods Corp ........................         100
     25,115        J.M. Smucker Co ...............................       1,002
      3,027     *  John B. Sanfilippo & Son ......................          49
    140,057        Kellogg Co ....................................       4,814
    155,720        Kraft Foods, Inc (Class A) ....................       5,069
     16,132        Lancaster Colony Corp .........................         624
     14,800        Lance, Inc ....................................         135
      5,764     *  M&F Worldwide Corp ............................          42
     78,860        McCormick & Co, Inc (Non-Vote) ................       2,145
      1,700     *  National Beverage Corp ........................          24
      3,415     *  Omega Protein Corp ............................          17
      5,954     *  Peets Coffee & Tea, Inc .......................         104
     98,502        Pepsi Bottling Group, Inc .....................       1,972
     45,893        PepsiAmericas Inc .............................         576
    971,817        PepsiCo, Inc ..................................      43,246
      8,300        Pilgrim's Pride Corp (Class B) ................          80
     16,612     *  Ralcorp Holdings, Inc .........................         415
      3,200        Riviana Foods, Inc ............................          86
      5,381     *  Robert Mondavi Corp (Class A) .................         136
      2,700        Sanderson Farms, Inc ..........................          76
    439,578        Sara Lee Corp .................................       8,268
     24,751        Sensient Technologies Corp ....................         569
     54,399     *  Smithfield Foods, Inc .........................       1,247
     14,945        Tootsie Roll Industries, Inc ..................         456
     19,746        Topps Co, Inc .................................         170
    126,474        Tyson Foods, Inc (Class A) ....................       1,343
     91,657        Wrigley (Wm.) Jr Co ...........................       5,154
                                                                    ----------
                 TOTAL FOOD AND KINDRED PRODUCTS                       204,675
                                                                    ----------
  FOOD STORES--0.43%
     13,692     *  7-Eleven, Inc .................................         144
    200,814        Albertson's, Inc ..............................       3,856
        786     *  Arden Group, Inc (Class A) ....................          46
      9,632     *  Great Atlantic & Pacific Tea Co, Inc ..........          85
      5,084        Ingles Markets, Inc (Class A) .................          51
    437,190     *  Kroger Co .....................................       7,292
     13,044    e*  Panera Bread Co (Class A) .....................         522
      3,003     *  Pantry, Inc ...................................          24
     17,734     *  Pathmark Stores, Inc ..........................         136
      5,454  b,e*  Penn Traffic Co ...............................           1
     17,500        Ruddick Corp ..................................         275
    249,671     *  Safeway, Inc ..................................       5,108
    219,639     *  Starbucks Corp ................................       5,386


                       SEE NOTES TO FINANCIAL STATEMENTS

52   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  FOOD STORES--(CONTINUED)
      6,145        Weis Markets, Inc .............................  $      191
     29,917     *  Whole Foods Market, Inc .......................       1,422
     13,037     *  Wild Oats Markets, Inc ........................         142
     36,210        Winn-Dixie Stores, Inc ........................         446
                                                                    -----------
                 TOTAL FOOD STORES                                      25,127
                                                                    ----------
  FORESTRY--0.12%
    123,664        Weyerhaeuser Co ...............................       6,678
                                                                    ----------
                 TOTAL FORESTRY                                          6,678
                                                                    ----------
  FURNITURE AND FIXTURES--0.32%
      5,689        Bassett Furniture Industries, Inc .............          76
     18,030        Ethan Allen Interiors, Inc ....................         634
     28,365     *  Furniture Brands International, Inc ...........         740
     43,168        Herman Miller, Inc ............................         872
     28,654        Hillenbrand Industries, Inc ...................       1,446
     33,399        HON Industries, Inc ...........................       1,019
      1,719        Hooker Furniture Corp .........................          42
     50,114        Johnson Controls, Inc .........................       4,290
     18,600        Kimball International, Inc (Class B) ..........         290
     27,128        La-Z-Boy, Inc .................................         607
     36,851     *  Lear Corp .....................................       1,696
    111,498        Leggett & Platt, Inc ..........................       2,286
    150,787        Newell Rubbermaid, Inc ........................       4,222
     11,097     *  Select Comfort Corp ...........................         182
      2,679        Stanley Furniture Co, Inc .....................          73
     17,980        Steelcase, Inc (Class A) ......................         211
                                                                    -----------
                 TOTAL FURNITURE AND FIXTURES                           18,686
                                                                    ----------
  FURNITURE AND HOMEFURNISHINGS STORES--0.37%
    166,021     *  Bed Bath & Beyond, Inc ........................       6,443
    145,135     *  Best Buy Co, Inc ..............................       6,374
    118,835        Circuit City Stores, Inc (Circuit City Group) .       1,046
     11,118     *  Cost Plus, Inc ................................         396
      5,747     *  Electronics Boutique Holdings Corp ............         133
      6,109    e*  EUniverse, Inc ................................          22
     11,918     *  Gamestop Corp .................................         154
      7,568     *  Guitar Center, Inc ............................         219
      8,696        Haverty Furniture Cos, Inc ....................         152
     12,287     *  Intertan, Inc .................................         101
     20,287     *  Linens `n Things, Inc .........................         479
     53,255        Pier 1 Imports, Inc ...........................       1,086
     98,462        RadioShack Corp ...............................       2,591
     10,853     *  Restoration Hardware, Inc .....................          49
      4,298     *  Rex Stores Corp ...............................          52
     19,024     *  The Bombay Co, Inc ............................         202
      8,499     *  Trans World Entertainment Corp ................          44
     11,299     *  Tweeter Home Entertainment Group, Inc .........          98
      6,205     *  Ultimate Electronics, Inc .....................          80
     50,650     *  Williams-Sonoma, Inc ..........................       1,479
                                                                    -----------
                 TOTAL FURNITURE AND HOMEFURNISHINGS STORES             21,200
                                                                    ----------
  GENERAL BUILDING CONTRACTORS--0.30%
      7,401    e*  Beazer Homes U.S.A., Inc ......................         618
     34,889        Centex Corp ...................................       2,714
     52,227        Clayton Homes, Inc ............................         655
     65,106        D.R. Horton, Inc ..............................       1,829
      2,049     *  Dominion Homes, Inc ...........................          49
      9,101     *  Hovnanian Enterprises, Inc (Class A) ..........         537
     22,754        KB Home .......................................       1,410
      2,913        Lennar Corp ...................................         200
     29,237        Lennar Corp (Class A) .........................       2,090
      6,224        M/I Schottenstein Homes, Inc ..................         266
     11,962        MDC Holdings, Inc .............................         578
      5,118     *  Meritage Corp .................................         252
      3,099     *  NVR, Inc ......................................       1,274
        941     *  Orleans Homebuilders, Inc .....................          10
      9,555     *  Palm Harbor Homes, Inc ........................         181
      9,272     *  Perini Corp ...................................          74
     27,876        Pulte Homes, Inc ..............................       1,719
     14,496        Ryland Group, Inc .............................       1,006
     18,323        Standard-Pacific Corp .........................         608
      1,083     *  Technical Olympic U.S.A., Inc .................          26
     25,523     *  Toll Brothers, Inc ............................         723
     15,618        Walter Industries, Inc ........................         184
      3,533     *  WCI Communities, Inc ..........................          68
      2,532     *  William Lyon Homes, Inc .......................          81
                                                                    ----------
                 TOTAL GENERAL BUILDING CONTRACTORS                     17,152
                                                                    ----------
  GENERAL MERCHANDISE STORES--2.56%
     23,292     *  99 Cents Only Stores ..........................         799
     65,703     *  Big Lots, Inc .................................         988
     39,718     *  BJ's Wholesale Club, Inc ......................         598
      5,033     *  Brookstone, Inc ...............................         102
     22,181        Casey's General Stores, Inc ...................         314
    258,008     *  Costco Wholesale Corp .........................       9,443
     39,641        Dillard's, Inc (Class A) ......................         534
    158,716        Dollar General Corp ...........................       2,898
     64,016     *  Dollar Tree Stores, Inc .......................       2,031
     89,425        Family Dollar Stores, Inc .....................       3,412
    108,197        Federated Department Stores, Inc ..............       3,987
     12,443        Fred's, Inc ...................................         463
    152,230        J.C. Penney Co, Inc ...........................       2,565
    165,446     *  Kohl's Corp ...................................       8,501
    163,731        May Department Stores Co ......................       3,645
     13,703     *  Neiman Marcus Group, Inc (Class A) ............         502
      7,201     *  Neiman Marcus Group, Inc (Class B) ............         248
     68,710     *  Saks, Inc .....................................         666
    164,056        Sears Roebuck & Co ............................       5,519
     16,292    e*  ShopKo Stores, Inc ............................         212
     13,565     *  Stein Mart, Inc ...............................          81
    515,154        Target Corp ...................................      19,493
      4,400     *  Tuesday Morning Corp ..........................         116
  1,503,299        Wal-Mart Stores, Inc ..........................      80,682
                                                                    ----------
                 TOTAL GENERAL MERCHANDISE STORES                      147,799
                                                                    ----------
  HEALTH SERVICES--0.70%
     27,021     *  Accredo Health, Inc ...........................         589
      7,403    e*  American Healthways, Inc ......................         267
     11,573     *  Amsurg Corp ...................................         353
     24,026     *  Apria Healthcare Group, Inc ...................         598
     56,044     *  Beverly Enterprises, Inc ......................         196
    140,925     *  Caremark Rx, Inc ..............................       3,619
      7,077     *  Chronimed, Inc ................................          70
     28,561     *  Community Health Systems, Inc .................         551
      3,611     *  Corvel Corp ...................................         130
     22,056     *  Coventry Health Care, Inc .....................       1,018
      9,550    e*  CryoLife, Inc .................................          99
      6,155    e*  Curative Health Services, Inc .................         105
     31,717     *  DaVita, Inc ...................................         849
      3,084    e*  Dynacq International, Inc .....................          52
     13,855     *  Enzo Biochem, Inc .............................         298
     35,971    e*  Express Scripts, Inc ..........................       2,454
     54,575     *  First Health Group Corp .......................       1,507
     15,591     *  Genesis Health Ventures, Inc ..................         275
     13,401     *  Gentiva Health Services, Inc ..................         121
    277,512        HCA, Inc ......................................       8,891
    137,236        Health Management Associates, Inc (Class A) ...       2,532
    212,781    e*  Healthsouth Corp ..............................         111
     28,552        Hooper Holmes, Inc ............................         184
      3,482     *  IMPAC Medical Systems, Inc ....................          73
      8,984    e*  Impath, Inc ...................................         127
      6,473     *  Kindred Healthcare, Inc .......................         115
      4,191     *  LabOne, Inc ...................................          90


                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    53

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  HEALTH SERVICES--(CONTINUED)
     81,126     *  Laboratory Corp of America Holdings ...........  $    2,446
     22,436    e*  LifePoint Hospitals, Inc ......................         470
     61,172     *  Lincare Holdings, Inc .........................       1,928
     54,381     *  Manor Care, Inc ...............................       1,360
      5,246     *  Matria Healthcare, Inc ........................          93
     13,515     *  MIM Corp ......................................          88
      4,992     *  National Healthcare Corp ......................          98
     12,057     *  Odyssey HealthCare, Inc .......................         446
      7,230     *  Option Care, Inc ..............................          83
     26,158    e*  Orthodontic Centers of America, Inc ...........         210
     12,286     *  Pediatrix Medical Group, Inc ..................         438
     26,550     *  Province Healthcare Co ........................         294
      9,030     *  RehabCare Group, Inc ..........................         132
     28,245     *  Renal Care Group, Inc .........................         995
      9,838     *  Select Medical Corp ...........................         244
      3,930     *  Specialty Laboratories, Inc ...................          40
      9,838    e*  Sunrise Senior Living, Inc ....................         220
    263,937     *  Tenet Healthcare Corp .........................       3,075
     41,467     *  Triad Hospitals, Inc ..........................       1,029
      6,721     *  U.S. Physical Therapy, Inc ....................          84
      9,731    e*  United Surgical Partners International, Inc ...         220
      7,356        Universal Forest Products, Inc ................         154
     28,073     *  Universal Health Services, Inc (Class B) ......       1,112
     14,643     *  Xicor, Inc ....................................          92
                                                                    -----------
                 TOTAL HEALTH SERVICES                                  40,625
                                                                    ----------
  HEAVY CONSTRUCTION, EXCEPT BUILDING--0.01%
     18,400        Granite Construction, Inc .....................         353
     13,049     *  Insituform Technologies, Inc (Class A) ........         231
                                                                    ----------
                 TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING .......         584
                                                                    ----------
  HOLDING AND OTHER INVESTMENT OFFICES--2.19%
      6,858     *  4Kids Entertainment, Inc ......................         128
      8,040        Acadia Realty Trust ...........................          74
      5,463     *  Accredited Home Lenders Holding Co ............         107
      5,451        Alabama National Bancorp ......................         264
      1,123     *  Alexander's, Inc ..............................          94
     10,750        Alexandria Real Estate Equities, Inc ..........         484
      7,239        Allegiant Bancorp, Inc ........................         147
     61,276        Allied Capital Corp ...........................       1,415
     47,586        AMB Property Corp .............................       1,340
     14,150        Amcore Financial, Inc .........................         329
      2,899        American Land Lease, Inc ......................          49
      7,970        AMLI Residential Properties Trust .............         188
     53,166        Annaly Mortgage Management, Inc ...............       1,059
     27,045        Anthracite Capital, Inc .......................         326
     17,945        Anworth Mortgage Asset Corp ...................         277
     48,091        Apartment Investment & Management Co (Class A)        1,664
     17,124        Apex Mortgage Capital, Inc ....................          94
    100,162        Archstone-Smith Trust .........................       2,404
     32,804        Arden Realty, Inc .............................         851
      9,258        Associated Estates Realty Corp ................          61
     33,987        AvalonBay Communities, Inc ....................       1,449
      8,015        Bedford Property Investors, Inc ...............         228
     39,745        Boston Properties, Inc ........................       1,741
      9,805     *  Boykin Lodging Co .............................          76
     14,857        Brandywine Realty Trust .......................         366
     26,074        BRE Properties, Inc (Class A) .................         866
     33,397        Brookline Bancorp, Inc ........................         468
      1,972        BRT Realty Trust ..............................          31
      4,258        Camco Financial Corp ..........................          66
     20,522        Camden Property Trust .........................         717
     13,953        Capital Automotive REIT .......................         391
      2,798     *  Capital Corp of the West ......................          71
      4,945        Capitol Bancorp Ltd ...........................         134
      5,611        Capstead Mortgage Corp ........................          63
     30,083        CarrAmerica Realty Corp .......................         837
      2,896        Cavalry Bancorp, Inc ..........................          49
     11,825        CBL & Associates Properties, Inc ..............         508
     13,000        Centerpoint Properties Trust ..................         796
     12,599        Chateau Communities, Inc ......................         373
     17,203        Chelsea Property Group, Inc ...................         693
      3,486     *  Cherokee, Inc .................................          70
      8,451        Colonial Properties Trust .....................         297
     20,807        Commercial Net Lease Realty, Inc ..............         359
      4,649        Community Banks, Inc ..........................         138
     22,655        Community First Bankshares, Inc ...............         618
      6,303        Connecticut Bancshares, Inc ...................         247
     26,624        Cornerstone Realty Income Trust, Inc ..........         195
     16,433        Corporate Office Properties Trust .............         278
      4,166        Correctional Properties Trust .................         117
     20,539        Cousins Properties, Inc .......................         573
     44,854        Crescent Real Estate Equities Co ..............         745
      6,990     *  Criimi MAE, Inc ...............................          77
     14,357        Crown American Realty Trust ...................         154
     41,050        Developers Diversified Realty Corp ............       1,167
     76,428        Duke Realty Corp ..............................       2,106
      8,604        Eastgroup Properties, Inc .....................         232
      1,713     *  Enstar Group, Inc .............................          68
      9,756        Entertainment Properties Trust ................         280
     23,186        Equity Inns, Inc ..............................         160
    234,168        Equity Office Properties Trust ................       6,325
     16,099        Equity One, Inc ...............................         264
    156,155        Equity Residential ............................       4,052
      9,261        Essex Property Trust, Inc .....................         530
      6,245        F & M Bancorp .................................         308
     24,504        Federal Realty Investment Trust ...............         784
     28,449     *  FelCor Lodging Trust, Inc .....................         223
      2,315        FFLC Bancorp, Inc .............................          60
      2,716        First Defiance Financial Corp .................          54
      6,800        First Indiana Corp ............................         116
     22,400        First Industrial Realty Trust, Inc ............         708
     27,442        First Niagara Financial Group, Inc ............         383
      6,530        First Place Financial Corp ....................         113
     33,300        Fremont General Corp ..........................         456
     47,792        Friedman Billings Ramsey Group, Inc ...........         640
     14,200        Gables Residential Trust ......................         429
     35,396        General Growth Properties, Inc ................       2,210
      5,583        German American Bancorp .......................          97
      5,330        Gladstone Capital Corp ........................         110
      9,793        Glenborough Realty Trust, Inc .................         188
     17,407        Glimcher Realty Trust .........................         390
      8,031        Great Lakes REIT ..............................         128
     25,808        Greater Bay Bancorp ...........................         530
      4,347     *  Hawthorne Financial Corp ......................         151
     32,561        Health Care Property Investors, Inc ...........       1,379
     22,211        Health Care REIT, Inc .........................         677
     23,820        Healthcare Realty Trust, Inc ..................         694
     10,469        Heritage Property Investment Trust ............         284
     29,900        Highwoods Properties, Inc .....................         667
     15,754        Home Properties of New York, Inc ..............         555
     35,629        Hospitality Properties Trust ..................       1,113
    133,860    e*  Host Marriott Corp ............................       1,225
     73,342        HRPT Properties Trust .........................         675
     27,750        IMPAC Mortgage Holdings, Inc ..................         463
     29,349        Independence Community Bank Corp ..............         828
     13,960        Innkeepers U.S.A. Trust .......................          95
     20,687        Investors Real Estate Trust ...................         223
     51,367        iStar Financial, Inc ..........................       1,875
     10,254        Keystone Property Trust .......................         190
     13,805        Kilroy Realty Corp ............................         380


                       SEE NOTES TO FINANCIAL STATEMENTS

54   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  HOLDING AND OTHER INVESTMENT OFFICES--(CONTINUED)
     51,956        Kimco Realty Corp .............................  $    1,969
     10,631        Koger Equity, Inc .............................         183
     12,035        Kramont Realty Trust ..........................         199
     78,978     *  La Quinta Corp ................................         340
      9,535        LaSalle Hotel Properties ......................         141
     17,690        Lexington Corporate Properties Trust ..........         313
     42,581        Liberty Property Trust ........................       1,473
     10,360     *  Local Financial Corp ..........................         150
      7,201        LTC Properties, Inc ...........................          69
     26,267        Macerich Co ...................................         923
     27,832        Mack-Cali Realty Corp .........................       1,013
      7,222        Manufactured Home Communities, Inc ............         254
      2,111        MASSBANK Corp .................................          76
     21,840     *  Meristar Hospitality Corp .....................         112
     26,219        MFA Mortgage Investments, Inc .................         263
     10,225        Mid Atlantic Realty Trust .....................         214
      8,655        Mid-America Apartment Communities, Inc ........         234
     18,806        Mills Corp ....................................         631
      8,592        Mission West Properties, Inc ..................          98
     10,915        National Health Investors, Inc ................         201
      3,511        National Health Realty, Inc ...................          56
     33,257        Nationwide Health Properties, Inc .............         530
     53,903        New Plan Excel Realty Trust ...................       1,151
     11,612        Newcastle Investment Corp .....................         227
      6,122        Novastar Financial, Inc .......................         366
      8,217     *  Omega Healthcare Investors, Inc ...............          43
      7,772        Oriental Financial Group, Inc .................         200
      9,374        Pacific Northwest Bancorp .....................         326
     20,188        Pan Pacific Retail Properties, Inc ............         794
      5,287        Parkway Properties, Inc .......................         222
      8,263        Pennsylvania Real Estate Investment Trust .....         247
    104,529        Plum Creek Timber Co, Inc .....................       2,713
     77,661        Popular, Inc ..................................       2,997
      2,567        Port Financial Corp ...........................         138
     19,119        Post Properties, Inc ..........................         507
     17,617        Prentiss Properties Trust .....................         528
     11,553     *  Price Legacy Corp .............................          43
      3,400        PrivateBancorp, Inc ...........................          93
     91,333        Prologis ......................................       2,493
      7,200        Prosperity Bancshares, Inc ....................         139
      2,019        Provident Bancorp, Inc ........................          65
      1,957        Provident Financial Holdings ..................          57
      5,822        PS Business Parks, Inc ........................         206
     56,308        Public Storage, Inc ...........................       1,907
      2,927     *  Quaker City Bancorp, Inc ......................         120
     11,178        RAIT Investment Trust .........................         296
      6,049        Ramco-Gershenson Properties ...................         141
     18,800        Realty Income Corp ............................         716
     29,412        Reckson Associates Realty Corp ................         614
      1,013        Reckson Associates Realty Corp (Class B) ......          22
      7,161        Redwood Trust, Inc ............................         286
     13,595        Regency Centers Corp ..........................         476
     18,800        RFS Hotel Investors, Inc ......................         232
     42,603        Rouse Co ......................................       1,623
      8,017        Sandy Spring Bancorp, Inc .....................         253
      6,200        Saul Centers, Inc .............................         159
     25,366        Senior Housing Properties Trust ...............         344
     19,144        Shurgard Storage Centers, Inc (Class A) .......         633
     78,700        Simon Property Group, Inc .....................       3,072
      6,532        Sizeler Property Investors ....................          67
     15,482        SL Green Realty Corp ..........................         540
      7,356        Sovran Self Storage, Inc ......................         232
      6,556        Suffolk Bancorp ...............................         211
     12,364        Summit Properties, Inc ........................         255
      8,490        Sun Communities, Inc ..........................         334
      3,765        Superior Financial Corp .......................          90
     22,225        Susquehanna Bancshares, Inc ...................         519
      3,666        Tanger Factory Outlet Centers, Inc ............         121
      3,084     *  Tarragon Realty Investors, Inc ................          45
     16,205        Taubman Centers, Inc ..........................         310
     33,692        Thornburg Mortgage, Inc .......................         832
      4,091        Tompkins Trustco, Inc .........................         183
      8,400        Town & Country Trust ..........................         195
      2,000     *  Transcontinental Realty Investors, Inc ........          29
     51,161        Trizec Properties, Inc ........................         582
     11,030        U.S. Restaurant Properties, Inc ...............         173
     61,049        United Dominion Realty Trust, Inc .............       1,051
      3,141        United Mobile Homes, Inc ......................          48
     10,007        United National Bancorp .......................         276
      6,185        Universal Health Realty Income Trust ..........         167
     11,829        Urstadt Biddle Properties, Inc (Class A) ......         152
     39,532        Ventas, Inc ...................................         599
     41,423        Vornado Realty Trust ..........................       1,806
      6,235     *  Washington Group International, Inc ...........         137
    530,383        Washington Mutual, Inc ........................      21,905
     20,912        Washington Real Estate Investment Trust .......         569
     19,876        Waypoint Financial Corp .......................         359
     25,801        Weingarten Realty Investors ...................       1,081
      2,541        Westfield Financial, Inc ......................          48
     10,128        Winston Hotels, Inc ...........................          83
      4,426        Yadkin Valley Bank and Trust Co ...............          70
                                                                    -----------
                 TOTAL HOLDING AND OTHER INVESTMENT OFFICES            126,691
                                                                    ----------
  HOTELS AND OTHER LODGING PLACES--0.26%
      6,195     *  Ameristar Casinos, Inc ........................         132
     16,300     *  Boca Resorts, Inc (Class A) ...................         212
     17,241     *  Boyd Gaming Corp ..............................         298
     11,527     *  Choice Hotels International, Inc ..............         315
     41,031     *  Extended Stay America, Inc ....................         554
    187,075        Hilton Hotels Corp ............................       2,393
     22,408        Mandalay Resort Group .........................         714
     11,275        Marcus Corp ...................................         169
    109,520        Marriott International, Inc (Class A) .........       4,208
     38,408     *  MGM Mirage ....................................       1,313
    154,602     *  Park Place Entertainment Corp .................       1,405
     13,909     *  Pinnacle Entertainment, Inc ...................          95
     26,000     *  Prime Hospitality Corp ........................         174
    113,460        Starwood Hotels & Resorts Worldwide, Inc ......       3,244
      4,356     *  Vail Resorts, Inc .............................          59
                                                                    ----------
                 TOTAL HOTELS AND OTHER LODGING PLACES                  15,285
                                                                    ----------
  INDUSTRIAL MACHINERY AND EQUIPMENT--6.75%
    221,068        3M Co .........................................      28,513
      5,602     *  Aaon, Inc .....................................         104
      5,979     *  Actuant Corp ..................................         283
     60,550     *  Adaptec, Inc ..................................         471
     35,700     *  Advanced Digital Information Corp .............         357
     42,140    e*  AGCO Corp .....................................         720
      3,167        Alamo Group, Inc ..............................          39
     34,468     *  American Standard Cos, Inc ....................       2,548
      2,647        Ampco-Pittsburgh Corp .........................          35
    202,340     *  Apple Computer, Inc ...........................       3,869
    932,590     *  Applied Materials, Inc ........................      14,791
      7,900     *  Astec Industries, Inc .........................          69
      3,735     *  ASV, Inc ......................................          54
     21,936     *  Asyst Technologies, Inc .......................         147
     23,632     *  Avocent Corp ..................................         707
     54,628     *  Axcelis Technologies, Inc .....................         334
    190,891        Baker Hughes, Inc .............................       6,408
      2,209        BHA Group Holdings, Inc .......................          44
     45,797        Black & Decker Corp ...........................       1,990


                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    55

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  INDUSTRIAL MACHINERY AND EQUIPMENT--(CONTINUED)
     11,587        Black Box Corp ................................  $      419
      2,333     *  Blount International, Inc .....................          13
     12,342        Briggs & Stratton Corp ........................         623
     21,375     *  Brooks Automation, Inc ........................         242
      5,794        Cascade Corp ..................................         101
    195,619        Caterpillar, Inc ..............................      10,888
     42,351     *  Cirrus Logic, Inc .............................         170
  3,970,029     *  Cisco Systems, Inc ............................      65,863
     15,264    e*  Computer Network Technology Corp ..............         124
     36,541     *  Concurrent Computer Corp ......................         107
     26,263     *  Cooper Cameron Corp ...........................       1,323
     36,959     *  Cray, Inc .....................................         292
     19,595        Cummins, Inc ..................................         703
      8,900     *  Cuno, Inc .....................................         321
     19,300    e*  Cymer, Inc ....................................         618
    135,295        Deere & Co ....................................       6,183
  1,285,850     *  Dell Computer Corp ............................      41,096
     40,795        Diebold, Inc ..................................       1,764
     21,851        Donaldson Co, Inc .............................         971
     15,077     *  Dot Hill Systems Corp .........................         198
    115,387        Dover Corp ....................................       3,457
      3,545     *  Dril-Quip, Inc ................................          65
     39,905        Eaton Corp ....................................       3,137
     30,800     *  Electronics For Imaging, Inc ..................         625
  1,254,250     *  EMC Corp ......................................      13,132
     46,578     *  Emulex Corp ...................................       1,061
      7,310        Engineered Support Systems, Inc ...............         306
     11,554     *  EnPro Industries, Inc .........................         124
     11,800     *  Esterline Technologies Corp ...................         205
     19,225     *  FalconStor Software, Inc ......................         129
     31,586     *  Flowserve Corp ................................         621
     33,058     *  FMC Technologies, Inc .........................         696
      9,011     *  Gardner Denver, Inc ...........................         184
     98,792     *  Gateway, Inc ..................................         361
      3,044     *  General Binding Corp ..........................          37
     11,390     *  Global Power Equipment Group, Inc .............          53
      3,915        Gorman-Rupp Co ................................          94
     26,937        Graco, Inc ....................................         862
     55,063     *  Grant Prideco, Inc ............................         647
     32,273    e*  Handspring, Inc ...............................          36
  1,718,358        Hewlett-Packard Co ............................      36,601
      6,522     *  Hydril Co .....................................         178
     18,466     *  Hypercom Corp .................................          77
     15,832        IDEX Corp .....................................         574
     21,064     *  InFocus Corp ..................................          99
    915,836        International Business Machines Corp ..........      75,556
     48,354        International Game Technology .................       4,948
     29,225     *  Iomega Corp ...................................         310
     51,686        ITT Industries, Inc ...........................       3,383
     24,275        JLG Industries, Inc ...........................         165
     26,552     *  Joy Global, Inc ...............................         392
      7,445     *  Kadant, Inc ...................................         140
     15,905        Kaydon Corp ...................................         331
     19,625        Kennametal, Inc ...............................         664
     28,200     *  Kulicke & Soffa Industries, Inc ...............         180
     72,467    e*  Lam Research Corp .............................       1,320
     24,320        Lennox International, Inc .....................         313
     68,897     *  Lexmark International, Inc ....................       4,876
     18,205        Lincoln Electric Holdings, Inc ................         372
      5,400        Lindsay Manufacturing Co ......................         125
      3,038        Lufkin Industries, Inc ........................          74
     14,806        Manitowoc Co, Inc .............................         330
    111,896     *  Maxtor Corp ...................................         840
      1,800     *  Mestek, Inc ...................................          32
      1,121     *  Metrologic Instruments, Inc ...................          37
      9,292     *  Micros Systems, Inc ...........................         306
      8,432        Milacron, Inc .................................          41
     15,800        Modine Manufacturing Co .......................         306
      2,982        Nacco Industries, Inc (Class A) ...............         176
     45,812     *  National-Oilwell, Inc .........................       1,008
      7,870     *  Neoware Systems, Inc ..........................         121
    168,603    e*  Network Appliance, Inc ........................       2,733
     12,378        Nordson Corp ..................................         295
     14,341     *  Oil States International, Inc .................         174
      8,183     *  Omnicell, Inc .................................          84
      4,487     *  Overland Storage, Inc .........................          91
     64,503        Pall Corp .....................................       1,451
     16,736    e*  Palm, Inc .....................................         272
     66,990        Parker Hannifin Corp ..........................       2,813
     18,080     *  Paxar Corp ....................................         199
     27,912        Pentair, Inc ..................................       1,090
    132,484        Pitney Bowes, Inc .............................       5,089
      7,683     *  Planar Systems, Inc ...........................         150
     18,200     *  Presstek, Inc .................................         113
      8,799     *  ProQuest Co ...................................         227
     80,729     *  Quantum Corp ..................................         327
     12,900     *  Rainbow Technologies, Inc .....................         108
     74,399     *  Riverstone Networks, Inc ......................          88
      5,400        Robbins & Myers, Inc ..........................         100
     34,305    e*  Sandisk Corp ..................................       1,384
      5,658        Sauer-Danfoss, Inc ............................          61
      4,249        Schawk, Inc ...................................          45
     27,870     *  Scientific Games Corp (Class A) ...............         262
     86,617     *  Seagate Technology, Inc .......................           0
      8,900     *  Semitool, Inc .................................          44
      9,050     *  Sigma Designs, Inc ............................          98
    109,046     *  Silicon Graphics, Inc .........................         124
      3,671     *  Simpletech, Inc ...............................          15
     52,403     *  Smith International, Inc ......................       1,925
    468,033     *  Solectron Corp ................................       1,750
     44,012     *  SPX Corp ......................................       1,939
      6,200        Standex International Corp ....................         130
     16,150        Stewart & Stevenson Services, Inc .............         254
     60,300     *  Storage Technology Corp .......................       1,552
      2,610     *  Stratasys, Inc ................................          92
     42,651    e*  Surebeam Corp (Class A) .......................         113
    129,104        Symbol Technologies, Inc ......................       1,680
      8,645        Tecumseh Products Co (Class A) ................         331
      5,100        Tennant Co ....................................         187
     24,311     *  Terex Corp ....................................         475
      9,387        Thomas Industries, Inc ........................         254
     36,832        Timken Co .....................................         645
     14,100        Toro Co .......................................         560
     12,927     *  Ultratech, Inc ................................         239
     22,618     *  UNOVA, Inc ....................................         251
     14,417    e*  Veeco Instruments, Inc ........................         246
    108,286     *  Western Digital Corp ..........................       1,115
      5,014        Woodward Governor Co ..........................         216
    408,473    e*  Xerox Corp ....................................       4,326
     22,400        York International Corp .......................         524
     13,461     *  Zebra Technologies Corp (Class A) .............       1,012
                                                                    ----------
                 TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT              390,462
                                                                    ----------
  INSTRUMENTS AND RELATED PRODUCTS--2.78%
     13,727     *  Aclara BioSciences, Inc .......................          58
     15,270     *  Advanced Medical Optics, Inc ..................         260
      6,842     *  Advanced Neuromodulation Systems, Inc .........         354
    263,989     *  Agilent Technologies, Inc .....................       5,161
     16,271    e*  Aksys Ltd .....................................         211
      8,240     *  Alaris Medical Systems, Inc ...................         107


                       SEE NOTES TO FINANCIAL STATEMENTS

56   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  INSTRUMENTS AND RELATED PRODUCTS--(CONTINUED)
     24,997    e*  Align Technology, Inc .........................  $      314
     10,874     *  American Medical Systems Holdings, Inc ........         183
      3,800        Analogic Corp .................................         185
    120,793        Applera Corp (Applied Biosystems Group) .......       2,299
      5,164        Arrow International, Inc ......................         228
     12,765     *  Arthrocare Corp ...............................         214
      5,241     *  Aspect Medical Systems, Inc ...................          39
     29,985        Bard (C.R.), Inc ..............................       2,138
     28,459        Bausch & Lomb, Inc ............................       1,067
    341,905        Baxter International, Inc .....................       8,890
      2,200     *  Baxter International, Inc (Contingent Value Rts)          0
     33,198        Beckman Coulter, Inc ..........................       1,349
    144,074        Becton Dickinson & Co .........................       5,597
      6,694        BEI Technologies, Inc .........................          80
    151,785        Biomet, Inc ...................................       4,350
      9,566     *  Bio-Rad Laboratories, Inc (Class A) ...........         529
    180,106     *  Boston Scientific Corp ........................      11,004
      9,765     *  Bruker AXS, Inc ...............................          30
      5,725     *  Bruker Daltonics, Inc .........................          31
      4,359     *  Candela Corp ..................................          50
      3,834     *  Cantel Medical Corp ...........................          51
     32,424     *  Cardiac Science, Inc ..........................          87
     18,778     *  Cardiodynamics International Corp .............          64
     16,165     *  Cepheid, Inc ..................................          80
      7,983     *  Cerus Corp ....................................          60
      7,700     *  Cholestech Corp ...............................          76
      3,300     *  Closure Medical Corp ..........................          62
     18,763     *  Cognex Corp ...................................         419
     16,414     *  Coherent, Inc .................................         389
     11,800        Cohu, Inc .....................................         184
      4,826     *  Cole National Corp ............................          60
      9,790    e*  Conceptus, Inc ................................         138
     13,700     *  Concord Camera Corp ...........................          97
     15,150     *  Conmed Corp ...................................         277
     17,384        Cooper Cos, Inc ...............................         604
     35,690     *  Credence Systems Corp .........................         302
     13,678     *  CTI Molecular Imaging, Inc ....................         259
     12,015     *  Cyberonics, Inc ...............................         258
     65,876     *  Cytyc Corp ....................................         693
      6,700        Datascope Corp ................................         199
     40,188        Dentsply International, Inc ...................       1,644
      9,932     *  Dionex Corp ...................................         395
      3,742     *  DJ Orthopedics, Inc ...........................          41
     12,683     *  DRS Technologies, Inc .........................         354
    165,910        Eastman Kodak Co ..............................       4,538
      8,697        EDO Corp ......................................         154
     33,922     *  Edwards Lifesciences Corp .....................       1,090
      9,242    e*  Endocare, Inc .................................          38
      6,621     *  ESCO Technologies, Inc ........................         291
      3,356     *  Exactech, Inc .................................          48
      5,100     *  Excel Technology, Inc .........................         116
     13,316     *  FEI Co ........................................         250
     28,559     *  Fisher Scientific International, Inc ..........         997
     16,874     *  Flir Systems, Inc .............................         509
     11,128     *  Fossil, Inc ...................................         262
    174,086        Guidant Corp ..................................       7,728
      9,342     *  Haemonetics Corp ..............................         175
     11,269     *  Hanger Orthopedic Group, Inc ..................         129
      6,804     *  Herley Industries, Inc ........................         116
     11,047     *  Hologic, Inc ..................................         146
      5,981    e*  ICU Medical, Inc ..............................         186
     10,154    e*  Igen International, Inc .......................         319
      6,188     *  Ii-Vi, Inc ....................................         143
     10,056     *  Inamed Corp ...................................         540
     24,768     *  Input/Output, Inc .............................         133
     10,249    e*  Integra LifeSciences Holding ..................         270
      4,383     *  Integrated Defense Technology, Inc ............          68
     10,209     *  Interpore International .......................         130
     17,996    e*  Intuitive Surgical, Inc .......................         136
     14,933        Invacare Corp .................................         493
      9,708    e*  Invision Technologies, Inc ....................         243
      9,900    e*  Ionics, Inc ...................................         221
      8,715     *  I-Stat Corp ...................................          78
     11,655     *  Itron, Inc ....................................         251
     12,990     *  Ixia ..........................................          84
      6,900        Keithley Instruments, Inc .....................         100
      4,298     *  Kensey Nash Corp ..............................         112
    107,564     *  KLA-Tencor Corp ...............................       5,001
      3,079     *  Kyphon, Inc ...................................          47
      7,388     *  Laserscope ....................................          59
     30,166     *  Lexar Media, Inc ..............................         288
     28,024     *  LTX Corp ......................................         242
      4,387     *  Medical Action Industries, Inc ................          72
    689,803        Medtronic, Inc ................................      33,090
     22,365        Mentor Corp ...................................         433
      7,011     *  Merit Medical Systems, Inc ....................         140
     20,276     *  Mettler-Toledo International, Inc .............         743
      5,631     *  Micro Therapeutics, Inc .......................          24
     27,319     *  Millipore Corp ................................       1,212
      4,409        Mine Safety Appliances Co .....................         192
     13,054     *  MKS Instruments, Inc ..........................         236
      8,162     *  Molecular Devices Corp ........................         130
      5,278        Movado Group, Inc .............................         115
     12,032        MTS Systems Corp ..............................         177
     21,872     *  Newport Corp ..................................         324
      9,234     *  Novoste Corp ..................................          55
     14,300     *  Oakley, Inc ...................................         168
      9,875     *  Ocular Sciences, Inc ..........................         196
     26,538    e*  Orbital Sciences Corp .........................         194
     17,314     *  Orthologic Corp ...............................          79
      8,648     *  Osteotech, Inc ................................         118
     23,654     *  Palatin Technologies, Inc .....................          75
     63,294        PerkinElmer, Inc ..............................         874
      9,189    e*  Photon Dynamics, Inc ..........................         254
     35,600     *  Pinnacle Systems, Inc .........................         381
      9,464     *  Possis Medical, Inc ...........................         130
    227,081        Raytheon Co ...................................       7,457
     18,794     *  Resmed, Inc ...................................         737
     18,958     *  Respironics, Inc ..............................         711
      3,495     *  Retractable Technologies, Inc .................          30
     92,678        Rockwell Automation, Inc ......................       2,209
      6,551     *  Rofin-Sinar Technologies, Inc .................          92
     16,580        Roper Industries, Inc .........................         617
      6,601    e*  Rudolph Technologies, Inc .....................         105
     12,319     *  Sola International, Inc .......................         214
      8,046     *  SonoSite, Inc .................................         161
    100,302     *  St. Jude Medical, Inc .........................       5,767
      9,670     *  Staar Surgical Co .............................         112
     13,841     *  Star Scientific, Inc ..........................          48
     39,485     *  Steris Corp ...................................         912
     76,557        Stryker Corp ..................................       5,311
     21,653     *  Sybron Dental Specialties, Inc ................         511
      4,776     *  Synovis Life Technologies, Inc ................          95
      3,046        Sypris Solutions, Inc .........................          31
     23,650     *  Techne Corp ...................................         718
     46,391     *  Tektronix, Inc ................................       1,002
     19,604        Teleflex, Inc .................................         834
    104,001     *  Teradyne, Inc .................................       1,800
     17,800     *  Theragenics Corp ..............................          77
     13,618    e*  Therasense, Inc ...............................         136


                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    57

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  INSTRUMENTS AND RELATED PRODUCTS--(CONTINUED)
     92,382     *  Thermo Electron Corp ..........................  $    1,942
     27,985     *  Thoratec Corp .................................         417
     17,906     *  Trimble Navigation Ltd ........................         411
     13,403     *  TriPath Imaging, Inc ..........................          92
      5,478        United Industrial Corp ........................          89
     38,666     *  Varian Medical Systems, Inc ...................       2,226
     16,670     *  Varian, Inc ...................................         578
      7,500     *  Ventana Medical Systems, Inc ..................         204
     14,508     *  Viasys Healthcare, Inc ........................         300
     27,353     *  Visx, Inc .....................................         475
      3,521        Vital Signs, Inc ..............................          91
     19,597    e*  Vivus, Inc ....................................         101
     70,850     *  Waters Corp ...................................       2,064
      8,866     *  Wright Medical Group, Inc .....................         168
     11,459        X-Rite, Inc ...................................         114
      2,214     *  Young Innovations, Inc ........................          63
    110,467     *  Zimmer Holdings, Inc ..........................       4,977
      4,771     *  Zoll Medical Corp .............................         160
      8,300     *  Zygo Corp .....................................          66
                                                                    ----------
                 TOTAL INSTRUMENTS AND RELATED PRODUCTS                160,889
                                                                    ----------
  INSURANCE AGENTS, BROKERS AND SERVICES--0.38%
    151,014        AON Corp ......................................       3,636
     27,388        Brown & Brown, Inc ............................         890
      8,529     *  Clark, Inc ....................................         102
     14,025        Crawford & Co (Class B) .......................          69
     48,954        Gallagher (Arthur J.) & Co ....................       1,332
     19,000        Hilb, Rogal & Hamilton Co .....................         647
    302,846        Marsh & McLennan Cos, Inc .....................      15,466
                                                                    ----------
                 TOTAL INSURANCE AGENTS, BROKERS AND SERVICES           22,142
                                                                    ----------
  INSURANCE CARRIERS--4.52%
     17,800        21st Century Insurance Group ..................         255
     82,989        Aetna, Inc ....................................       4,996
    290,378        Aflac, Inc ....................................       8,929
     19,901        Alfa Corp .....................................         253
      2,744     *  Alleghany Corp ................................         524
     29,594     *  Allmerica Financial Corp ......................         532
    398,168        Allstate Corp .................................      14,195
     47,698        Ambac Financial Group, Inc ....................       3,160
     17,217        American Financial Group, Inc .................         393
  1,298,346        American International Group, Inc .............      71,643
      6,473     *  American Medical Security Group, Inc ..........         124
      5,800        American National Insurance Co ................         501
      5,463     *  American Physicians Capital, Inc ..............         132
     11,685     *  AMERIGROUP Corp ...............................         435
     22,772        AmerUs Group Co ...............................         642
     80,408     *  Anthem, Inc ...................................       6,203
     12,600     *  Argonaut Group, Inc ...........................         155
      3,969        Baldwin & Lyons, Inc (Class B) ................          94
     23,137        Berkley (W.R.) Corp ...........................       1,219
      5,519     *  Centene Corp ..................................         215
     94,221        Chubb Corp ....................................       5,653
     75,680        Cigna Corp ....................................       3,552
     77,096        Cincinnati Financial Corp .....................       2,859
     14,336     *  Citizens, Inc .................................         104
     12,647     *  CNA Financial Corp ............................         311
      9,118     *  CNA Surety Corp ...............................          90
      5,504     *  Cobalt Corp ...................................         113
     13,931        Commerce Group, Inc ...........................         504
      7,323        Delphi Financial Group, Inc (Class A) .........         343
      1,845        Donegal Group, Inc ............................          25
      1,197        EMC Insurance Group, Inc ......................          22
     14,562        Erie Indemnity Co (Class A) ...................         601
      6,536        FBL Financial Group, Inc (Class A) ............         132
     75,968        Fidelity National Financial, Inc ..............       2,337
      4,481        Financial Industries Corp .....................          66
     43,224        First American Corp ...........................       1,139
      3,733        Great American Financial Resources, Inc .......          49
     16,559        Harleysville Group, Inc .......................         381
    141,198        Hartford Financial Services Group, Inc ........       7,111
     35,193        HCC Insurance Holdings, Inc ...................       1,041
     58,765     *  Health Net, Inc ...............................       1,936
      8,196     *  HealthExtras, Inc .............................          64
     20,245        Horace Mann Educators Corp ....................         327
     91,844     *  Humana, Inc ...................................       1,387
      1,671        Independence Holding Co .......................          35
     83,794        Jefferson-Pilot Corp ..........................       3,474
    163,459        John Hancock Financial Services, Inc ..........       5,023
      2,078        Kansas City Life Insurance Co .................          89
     10,540        Landamerica Financial Group, Inc ..............         501
     22,143        Leucadia National Corp ........................         822
    100,697        Lincoln National Corp .........................       3,588
     74,612        Loews Corp ....................................       3,528
      4,742     *  Markel Corp ...................................       1,214
     83,992        MBIA, Inc .....................................       4,095
     14,651        Mercury General Corp ..........................         669
    171,075        MetLife, Inc ..................................       4,845
     44,422        MGIC Investment Corp ..........................       2,072
     26,808     *  Mid Atlantic Medical Services, Inc ............       1,402
      4,300        Midland Co ....................................          96
     25,615        MONY Group, Inc ...............................         690
      1,100     *  National Western Life Insurance Co (Class A) ..         121
     26,322        Nationwide Financial Services, Inc (Class A) ..         855
      2,064     *  Navigators Group, Inc .........................          62
      1,223        NYMAGIC, Inc ..................................          25
      9,757        Odyssey Re Holdings Corp ......................         206
     28,384     *  Ohio Casualty Corp ............................         374
     67,903        Old Republic International Corp ...............       2,327
     49,070     *  Oxford Health Plans, Inc ......................       2,062
     21,037     *  Pacificare Health Systems, Inc ................       1,038
      5,211        Penn-America Group, Inc .......................          59
      9,655     *  Philadelphia Consolidated Holding Corp ........         390
     52,731        Phoenix Cos, Inc ..............................         476
      3,338     *  Pico Holdings, Inc ............................          43
     15,137        PMA Capital Corp (Class A) ....................         190
     51,291        PMI Group, Inc ................................       1,377
     12,442        Presidential Life Corp ........................         176
    163,889        Principal Financial Group .....................       5,285
     13,241     *  ProAssurance Corp .............................         357
    109,480        Progressive Corp ..............................       8,003
     38,793        Protective Life Corp ..........................       1,038
    312,057        Prudential Financial, Inc .....................      10,501
     51,114        Radian Group, Inc .............................       1,873
      9,763        Reinsurance Group of America, Inc .............         313
      8,902        RLI Corp ......................................         293
     77,853        Safeco Corp ...................................       2,747
      5,360        Safety Insurance Group, Inc ...................          79
     14,700        Selective Insurance Group, Inc ................         368
     14,175    e*  Sierra Health Services, Inc ...................         284
    123,459        St. Paul Cos, Inc .............................       4,507
     16,866        Stancorp Financial Group, Inc .................         881
      7,300        State Auto Financial Corp .....................         164
      9,333     *  Stewart Information Services Corp .............         260
     65,661        Torchmark Corp ................................       2,446
     11,858        Transatlantic Holdings, Inc ...................         820
    246,261        Travelers Property Casualty Corp (Class A) ....       3,916
    229,472        Travelers Property Casualty Corp (Class B) ....       3,619
      4,501     *  Triad Guaranty, Inc ...........................         171
     21,818     *  UICI ..........................................         329
      4,092        United Fire & Casualty Co .....................         133


                       SEE NOTES TO FINANCIAL STATEMENTS

58   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  INSURANCE CARRIERS--(CONTINUED)
    310,657        UnitedHealth Group, Inc .......................  $   15,611
     26,035        Unitrin, Inc ..................................         706
     13,817     *  Universal American Financial Corp .............          88
    161,071        UnumProvident Corp ............................       2,160
      6,721     *  WellChoice, Inc ...............................         197
     82,745     *  Wellpoint Health Networks, Inc ................       6,975
        801        Wesco Financial Corp ..........................         250
      4,812        Zenith National Insurance Corp ................         137
                                                                    ----------
                 TOTAL INSURANCE CARRIERS                              261,182
                                                                    ----------
  JUSTICE, PUBLIC ORDER AND SAFETY--0.00%
      4,492     *  Wackenhut Corrections Corp ....................          62
                                                                    ----------
                 TOTAL JUSTICE, PUBLIC ORDER AND SAFETY                     62
                                                                    ----------
  LEATHER AND LEATHER PRODUCTS--0.07%
     10,048        Brown Shoe Co, Inc ............................         299
     50,512     *  Coach, Inc ....................................       2,512
      6,619        K-Swiss, Inc (Class A) ........................         228
      7,903     *  Maxwell Shoe Co, Inc (Class A) ................         114
      5,649     *  Steven Madden Ltd .............................         123
     10,376     *  Timberland Co (Class A) .......................         548
     23,753        Wolverine World Wide, Inc .....................         457
                                                                    ----------
                 TOTAL LEATHER AND LEATHER PRODUCTS                      4,281
                                                                    ----------
  LEGAL SERVICES--0.00%
      2,462     *  Hewitt Associates, Inc ........................          58
      7,085    e*  Pre-Paid Legal Services, Inc ..................         174
                                                                    ----------
                 TOTAL LEGAL SERVICES                                      232
                                                                    ----------
  LUMBER AND WOOD PRODUCTS--0.07%
      2,640        American Woodmark Corp ........................         123
     31,700    e*  Champion Enterprises, Inc .....................         164
      5,557        Deltic Timber Corp ............................         158
    140,869        Georgia-Pacific Corp ..........................       2,669
      4,544     *  Modtech Holdings, Inc .........................          42
     23,550        Rayonier, Inc .................................         777
      3,500        Skyline Corp ..................................         105
                                                                    ----------
                 TOTAL LUMBER AND WOOD PRODUCTS                          4,038
                                                                    ----------
  METAL MINING--0.19%
      5,178     *  Cleveland-Cliffs, Inc .........................          92
     83,847     *  Coeur D'alene Mines Corp ......................         117
     56,225        Freeport-McMoRan Copper & Gold, Inc (Class A) .       1,378
     63,313    e*  Hecla Mining Co ...............................         268
    203,374        Newmont Mining Corp ...........................       6,602
     47,425     *  Phelps Dodge Corp .............................       1,818
      9,040        Royal Gold, Inc ...............................         194
      8,071        Southern Peru Copper Corp .....................         123
     25,750     *  Stillwater Mining Co ..........................         132
                                                                    ----------
                 TOTAL METAL MINING                                     10,724
                                                                    ----------
  MISCELLANEOUS MANUFACTURING INDUSTRIES--0.16%
     18,415        Blyth, Inc ....................................         501
     38,576        Callaway Golf Co ..............................         510
      8,020     *  Daktronics, Inc. ..............................         131
     80,006        Hasbro, Inc ...................................       1,399
     48,354     *  Identix, Inc ..................................         307
     13,909     *  Jakks Pacific, Inc ............................         185
     13,284     *  K2, Inc .......................................         163
      4,836     *  Leapfrog Enterprises, Inc .....................         154
      7,829     *  Lydall, Inc ...................................          84
    248,108        Mattel, Inc ...................................       4,694
     16,135        Nautilus Group, Inc ...........................         200
      8,776        Oneida Ltd ....................................          59
      6,200        Penn Engineering & Manufacturing Corp .........          85
      5,136     *  RC2 Corp ......................................          87
      5,600        Russ Berrie & Co, Inc .........................         204
      9,579    e*  Shuffle Master, Inc ...........................         282
      2,247     *  Steinway Musical Instruments, Inc .............          35
     15,398     *  Yankee Candle Co, Inc .........................         358
                                                                    ----------
                 TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES            9,438
                                                                    ----------
  MISCELLANEOUS RETAIL--1.13%
     10,627     *  1-800-Flowers.com, Inc (Class A) ..............          88
      6,994    e*  AC Moore Arts & Crafts, Inc ...................         140
     41,941     *  AdvancePCS ....................................       1,603
     19,329     *  Alloy, Inc ....................................         125
    124,521    e*  Amazon.Com, Inc ...............................       4,544
     25,079     *  Barnes & Noble, Inc ...........................         578
      4,281        Blair Corp ....................................          95
      6,201     *  Blue Rhino Corp ...............................          74
     46,229     *  Borders Group, Inc ............................         814
     12,069        Cash America International, Inc ...............         160
      4,446     *  Coldwater Creek, Inc ..........................          55
    221,391        CVS Corp ......................................       6,206
      2,580     *  Dick's Sporting Goods, Inc ....................          95
     13,297     *  Drugstore.Com, Inc ............................          78
     12,514     *  Duane Reade, Inc ..............................         185
    116,832     *  eBay, Inc .....................................      12,172
      3,510     *  Finlay Enterprises, Inc .......................          58
      9,559        Friedman's, Inc (Class A) .....................         109
      5,303    e*  Galyans Trading Co, Inc .......................          76
      4,492    e*  Gart Sports Co ................................         127
      9,496        Hancock Fabrics, Inc ..........................         153
      4,076     *  Hibbett Sporting Goods, Inc ...................         134
     10,348     *  Jill (J.) Group, Inc ..........................         174
      8,818    e*  Jo-Ann Stores, Inc (Class A) ..................         223
      6,076     *  Kirkland's, Inc ...............................          98
     17,300        Longs Drug Stores Corp ........................         287
     17,896     *  Marvel Enterprises, Inc .......................         342
     37,387        Michaels Stores, Inc ..........................       1,423
     14,644     *  MSC Industrial Direct Co (Class A) ............         262
    175,393     *  Office Depot, Inc .............................       2,545
     65,752     *  OfficeMax, Inc ................................         431
     46,835        Omnicare, Inc .................................       1,583
      4,992     *  Overstock.com, Inc ............................          72
      5,686     *  Party City Corp ...............................          58
      3,550     *  PC Connection, Inc ............................          24
     20,256     *  Petco Animal Supplies, Inc ....................         440
     79,378        Petsmart, Inc .................................       1,323
    228,147    e*  Rite Aid Corp .................................       1,015
      5,296    e*  Sharper Image Corp ............................         144
     20,661     *  Stamps.com, Inc ...............................          99
    263,933     *  Staples, Inc ..................................       4,843
     18,809    e*  Summit America Television, Inc ................          54
     18,923     *  The Sports Authority, Inc .....................         202
     62,663        Tiffany & Co ..................................       2,048
    109,910    e*  Toys "R" Us, Inc ..............................       1,332
     11,200     *  Valuevision International, Inc (Class A) ......         153
    579,720        Walgreen Co ...................................      17,450
      5,717    e*  Whitehall Jewellers, Inc ......................          52
      5,124        World Fuel Services Corp ......................         126
     17,793     *  Zale Corp .....................................         712
                                                                    ----------
                 TOTAL MISCELLANEOUS RETAIL                             65,184
                                                                    ----------
  MOTION PICTURES--0.73%
     17,559     *  AMC Entertainment, Inc ........................         201
     14,700     *  Avid Technology, Inc ..........................         516
     16,987        Blockbuster, Inc (Class A) ....................         286
      1,130     *  Carmike Cinemas, Inc ..........................          26
     30,207     *  Hollywood Entertainment Corp ..................         520
  1,451,522     *  Liberty Media Corp (Class A) ..................      16,780
     29,620     *  Metro-Goldwyn-Mayer, Inc ......................         368
      9,602     *  Movie Gallery, Inc ............................         177


                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    59

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  MOTION PICTURES--(CONTINUED)
       5999    e*  NetFlix, Inc ..................................  $      153
      10025        Regal Entertainment Group (Class A) ...........         236
    1155707        Walt Disney Co ................................       22825
                                                                    ----------
                 TOTAL MOTION PICTURES                                  42,088
                                                                    ----------
  NONDEPOSITORY INSTITUTIONS--2.16%
      3,498  b,e*  Actrade Financial Technologies Ltd ............           2
     13,790        Advanta Corp (Class A) ........................         136
     31,032        American Capital Strategies Ltd ...............         774
    649,972        American Express Co ...........................      27,175
      6,441        American Home Mortgage Holdings, Inc ..........         126
      4,562        American Mortgage Acceptance Co ...............          79
     86,020    e*  AmeriCredit Corp ..............................         735
    117,910        Capital One Financial Corp ....................       5,799
     23,500        Charter Municipal Mortgage Acceptance Co ......         447
        470    e*  Citibank West FSB .............................           1
      8,758     *  CompuCredit Corp ..............................         106
     67,104        Countrywide Financial Corp ....................       4,668
      8,024     *  Credit Acceptance Corp ........................          81
     32,729        Doral Financial Corp ..........................       1,461
      7,600     *  DVI, Inc ......................................          35
     25,287     *  E-Loan, Inc ...................................         147
    556,738        Fannie Mae ....................................      37,546
      4,606     *  Federal Agricultural Mortgage Corp (Class C) ..         103
      7,285     *  Financial Federal Corp ........................         178
    394,670        Freddie Mac ...................................      20,037
    603,883        MBNA Corp .....................................      12,585
     13,023        MCG Capital Corp ..............................         189
      7,886        Medallion Financial Corp ......................          55
     16,812        Metris Cos, Inc ...............................          93
        324     *  Mfn Financial Corp Series C Wts ...............           0
     10,669        New Century Financial Corp ....................         466
    149,420     *  Providian Financial Corp ......................       1,384
     15,857     *  Saxon Capital, Inc ............................         276
    237,306        SLM Corp ......................................       9,295
      2,300        Student Loan Corp .............................         290
      6,453        Westcorp ......................................         181
      6,869     *  WFS Financial, Inc ............................         230
      8,445     *  World Acceptance Corp .........................         137
                                                                    ----------
                 TOTAL NONDEPOSITORY INSTITUTIONS                      124,817
                                                                    ----------
  NONMETALLIC MINERALS, EXCEPT FUELS--0.04%
     12,328        Amcol International Corp ......................          99
     53,913        Vulcan Materials Co ...........................       1,999
                                                                    ----------
                 TOTAL NONMETALLIC MINERALS, EXCEPT FUELS                2,098
                                                                    ----------
  OIL AND GAS EXTRACTION--1.40%
    140,904        Anadarko Petroleum Corp .......................       6,266
     90,490        Apache Corp ...................................       5,887
      5,205     *  Atwood Oceanics, Inc ..........................         141
      9,366        Berry Petroleum Co (Class A) ..................         168
     88,216     *  BJ Services Co ................................       3,296
    113,821        Burlington Resources, Inc .....................       6,154
     15,467        Cabot Oil & Gas Corp (Class A) ................         427
     21,054     *  Cal Dive International, Inc ...................         459
    105,088        Chesapeake Energy Corp ........................       1,061
     23,195     *  Cimarex Energy Co .............................         551
      1,946     *  Clayton Williams Energy, Inc ..................          36
     16,110     *  Comstock Resources, Inc .......................         220
     19,368     *  Denbury Resources, Inc ........................         260
    130,540        Devon Energy Corp .............................       6,971
     30,872        Diamond Offshore Drilling, Inc ................         648
      4,689     *  Encore Acquisition Co .........................          90
     12,596     *  Energy Partners Ltd ...........................         145
     84,179        ENSCO International, Inc ......................       2,264
     65,627        EOG Resources, Inc ............................       2,746
     10,939     *  Evergreen Resources, Inc ......................         594
      2,887     *  Exco Resources, Inc ...........................          52
     17,439     *  Forest Oil Corp ...............................         438
         66     *  Forest Oil Corp Wts 02/15/04 ..................           0
         66     *  Forest Oil Corp Wts 02/15/05 ..................           0
     38,234     *  Global Industries Ltd .........................         184
     95,584     *  Grey Wolf, Inc ................................         386
     27,351     *  Hanover Compressor Co .........................         309
     19,721     *  Harvest Natural Resources, Inc ................         126
     28,205        Helmerich & Payne, Inc ........................         824
     14,946     *  Horizon Offshore, Inc .........................          74
      5,800     *  Houston Exploration Co ........................         201
     19,242     *  KCS Energy, Inc ...............................         104
     57,049        Kerr-McGee Corp ...............................       2,556
     63,734     *  Key Energy Services, Inc ......................         683
     37,856     *  Magnum Hunter Resources, Inc ..................         302
      3,704    e*  Magnum Hunter Resources, Inc Wts 03/21/05 .....           1
    175,066        Marathon Oil Corp .............................       4,613
      6,653     *  McMoRan Exploration Co ........................          74
     19,913    e*  Meridian Resource Corp ........................          94
     28,222     *  Newfield Exploration Co .......................       1,060
     44,408     *  Newpark Resources, Inc ........................         243
     32,461        Noble Energy, Inc .............................       1,227
      1,243     *  North Coast Energy, Inc .......................          12
     10,048     *  Nuevo Energy Co ...............................         175
    212,153        Occidental Petroleum Corp .....................       7,118
     13,166     *  Oceaneering International, Inc ................         336
     45,187     *  Parker Drilling Co ............................         131
     16,920        Patina Oil & Gas Corp .........................         544
     40,300     *  Patterson-UTI Energy, Inc .....................       1,306
      4,500        Penn Virginia Corp ............................         194
      3,037     *  Petrocorp, Inc ................................          34
      8,874     *  Petroleum Development Corp ....................          82
     65,499     *  Pioneer Natural Resources Co ..................       1,710
     21,166     *  Plains Exploration & Production Co ............         229
     32,719        Pogo Producing Co .............................       1,399
     62,607     *  Pride International, Inc ......................       1,178
      5,600     *  Prima Energy Corp .............................         117
      6,348     *  Quicksilver Resources, Inc ....................         152
     28,826     *  Range Resources Corp ..........................         181
     11,853     *  Remington Oil & Gas Corp ......................         218
     53,006     *  Rowan Cos, Inc ................................       1,187
      5,700        RPC, Inc ......................................          63
      9,864     *  Seacor Smit, Inc ..............................         360
     18,800     *  Southwestern Energy Co ........................         282
     13,991     *  Spinnaker Exploration Co ......................         367
     17,993        St. Mary Land & Exploration Co ................         491
     12,200     *  Stone Energy Corp .............................         511
     27,139     *  Superior Energy Services, Inc .................         257
     14,509     *  Swift Energy Co ...............................         160
      7,463     *  Tetra Technologies, Inc .......................         221
     30,194        Tidewater, Inc ................................         887
     19,076     *  Tom Brown, Inc ................................         530
     10,090     *  Transmontaigne, Inc ...........................          65
     24,739     *  Unit Corp .....................................         517
    145,709        Unocal Corp ...................................       4,180
     44,351     *  Varco International, Inc ......................         869
     18,102     *  Veritas DGC, Inc ..............................         208
     27,700        Vintage Petroleum, Inc ........................         312
     17,574     *  Westport Resources Corp .......................         400
     13,054     *  W-H Energy Services, Inc ......................         254
     95,972        XTO Energy, Inc ...............................       1,930
                                                                    ----------
                 TOTAL OIL AND GAS EXTRACTION                           81,102
                                                                    ----------
  PAPER AND ALLIED PRODUCTS--0.68%
     28,613        Bemis Co ......................................       1,339
     28,593        Boise Cascade Corp ............................         683


                       SEE NOTES TO FINANCIAL STATEMENTS

60   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  PAPER AND ALLIED PRODUCTS--(CONTINUED)
     29,308        Bowater, Inc ..................................     $ 1,098
     13,809     *  Buckeye Technologies, Inc .....................          94
     15,400     *  Caraustar Industries, Inc .....................         123
      8,253        Chesapeake Corp ...............................         180
      6,126        Glatfelter ....................................          90
     11,568     *  Graphic Packaging International Corp ..........          52
      7,197        Greif, Inc (Class A) ..........................         166
    274,638        International Paper Co ........................       9,813
    287,751        Kimberly-Clark Corp ...........................      15,003
     29,100        Longview Fibre Co .............................         239
    113,040        MeadWestvaco Corp .............................       2,792
     33,357     *  Packaging Corp of America .....................         615
     89,834     *  Pactiv Corp ...................................       1,771
     16,002     *  Playtex Products, Inc .........................         103
      9,300        Pope & Talbot, Inc ............................         103
     15,800        Potlatch Corp .................................         407
      6,751        Rock-Tenn Co (Class A) ........................         114
      8,460        Schweitzer-Mauduit International, Inc .........         204
    126,195    e*  Smurfit-Stone Container Corp ..................       1,644
     54,738        Sonoco Products Co ............................       1,315
     26,838        Temple-Inland, Inc ............................       1,152
     20,454        Wausau-Mosinee Paper Corp .....................         229
                                                                    ----------
                 TOTAL PAPER AND ALLIED PRODUCTS                        39,329
                                                                    ----------
  PERSONAL SERVICES--0.18%
     22,994     *  Alderwoods Group, Inc .........................         126
      5,208        Angelica Corp .................................          88
     67,466        Cintas Corp ...................................       2,391
     12,400     *  Coinstar, Inc .................................         234
      4,582        CPI Corp ......................................          81
     11,172        G & K Services, Inc (Class A) .................         331
    104,355        H & R Block, Inc ..............................       4,513
     24,611        Regis Corp ....................................         715
    163,893    e*  Service Corp International ....................         634
      5,086        Unifirst Corp .................................         111
     20,063     *  Weight Watchers International, Inc ............         913
                                                                    ----------
                 TOTAL PERSONAL SERVICES                                10,137
                                                                    ----------
  PETROLEUM AND COAL PRODUCTS--3.68%
     40,026        Amerada Hess Corp .............................       1,968
     39,167        Ashland, Inc ..................................       1,202
    604,285        ChevronTexaco Corp ............................      43,629
    384,464        ConocoPhillips ................................      21,069
     10,762        ElkCorp .......................................         242
  3,778,080        ExxonMobil Corp ...............................     135,671
     14,800        Frontier Oil Corp .............................         225
     15,298     *  Headwaters, Inc ...............................         225
      5,691        Holly Corp ....................................         157
     29,066        Lubrizol Corp .................................         901
     71,184        Lyondell Chemical Co ..........................         963
     41,486        Murphy Oil Corp ...............................       2,182
     13,301     *  Premcor, Inc ..................................         287
     38,784        Sunoco, Inc ...................................       1,464
     36,075     *  Tesoro Petroleum Corp .........................         248
     61,941        Valero Energy Corp ............................       2,250
      9,372        WD-40 Co ......................................         268
                                                                    ----------
                 TOTAL PETROLEUM AND COAL PRODUCTS                     212,951
                                                                    ----------
  PRIMARY METAL INDUSTRIES--0.42%
     52,968     *  AK Steel Holding Corp .........................         192
    478,098        Alcoa, Inc ....................................      12,191
     45,593        Allegheny Technologies, Inc ...................         301
     55,857     *  Andrew Corp ...................................         514
     12,666        Belden, Inc ...................................         201
      9,500     *  Brush Engineered Materials, Inc ...............          79
     25,600     *  Cable Design Technologies Corp ................         183
     11,300        Carpenter Technology Corp .....................         176
      6,000     *  Century Aluminum Co ...........................          42
     29,033     *  CommScope, Inc ................................         276
      4,620        Curtiss-Wright Corp ...........................         292
      8,068     *  Encore Wire Corp ..............................          77
     71,767        Engelhard Corp ................................       1,778
     18,250     *  General Cable Corp ............................          99
      4,896        Gibraltar Steel Corp ..........................         100
      2,562    e*  Liquidmetal Technologies, Inc .................          13
     16,180     *  Lone Star Technologies, Inc ...................         343
     15,716        Matthews International Corp (Class A) .........         389
     21,043     *  Maverick Tube Corp ............................         403
     15,767     *  Mueller Industries, Inc .......................         427
      6,998        NN, Inc .......................................          89
      9,013     *  NS Group, Inc .................................          88
     44,032        Nucor Corp ....................................       2,151
     29,500        Precision Castparts Corp ......................         917
      9,405        Quanex Corp ...................................         280
     11,300     *  RTI International Metals, Inc .................         122
     12,899        Ryerson Tull, Inc .............................         113
      2,484        Schnitzer Steel Industries, Inc (Class A) .....         110
     17,600     *  Steel Dynamics, Inc ...........................         241
     11,769        Texas Industries, Inc .........................         280
     14,882        Tredegar Corp .................................         223
     55,814        United States Steel Corp ......................         914
     38,270        Worthington Industries, Inc ...................         513
                                                                    -----------
                 TOTAL PRIMARY METAL INDUSTRIES                         24,117
                                                                    ----------
  PRINTING AND PUBLISHING--0.84%
     37,383    e*  American Greetings Corp (Class A) .............         734
     14,019        Banta Corp ....................................         454
     50,083        Belo Corp (Class A) ...........................       1,120
     17,816        Bowne & Co, Inc ...............................         232
      6,042     *  Bright Horizons Family Solutions, Inc .........         203
      6,110     *  Consolidated Graphics, Inc ....................         140
      2,080        Courier Corp ..................................         107
      1,986        CSS Industries, Inc ...........................          77
     27,317        Dow Jones & Co, Inc ...........................       1,175
      9,318        Ennis Business Forms, Inc .....................         136
    151,641        Gannett Co, Inc ...............................      11,648
     16,320        Harland (John H.) Co ..........................         427
     34,681        Harte-Hanks, Inc ..............................         659
     29,887        Hollinger International, Inc ..................         322
      5,999     *  Information Holdings, Inc .....................         109
     15,292     *  Journal Register Co ...........................         277
     47,439        Knight Ridder, Inc ............................       3,270
     25,195        Lee Enterprises, Inc ..........................         946
     17,136     *  Mail-Well, Inc ................................          43
      6,852    e*  Martha Stewart Living Omnimedia, Inc (Class A)           64
     10,481        McClatchy Co (Class A) ........................         604
    110,584        McGraw-Hill Cos, Inc ..........................       6,856
      7,209        Media General, Inc (Class A) ..................         412
     22,403        Meredith Corp .................................         986
      6,509        New England Business Services, Inc ............         195
     76,840        New York Times Co (Class A) ...................       3,496
      7,383    e*  Playboy Enterprises, Inc (Class B) ............         100
     78,245     *  Primedia, Inc .................................         239
      4,664        Pulitzer, Inc .................................         230
     59,633        R.R. Donnelley & Sons Co ......................       1,559
     55,084        Reader's Digest Association, Inc (Class A) ....         743
     17,234     *  Scholastic Corp ...............................         513
     16,499        Scripps (E.W.) Co (Class A) ...................       1,464
      9,980        Standard Register Co ..........................         164
      4,090     *  Thomas Nelson, Inc ............................          51
    111,712        Tribune Co ....................................       5,396
     28,792     *  Valassis Communications, Inc ..................         741


                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    61

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  PRINTING AND PUBLISHING--(CONTINUED)
      2,574        Washington Post Co (Class B) ..................  $    1,886
     26,509        Wiley (John) & Sons, Inc (Class A) ............         695
                                                                    ----------
                 TOTAL PRINTING AND PUBLISHING                          48,473
                                                                    ----------
  RAILROAD TRANSPORTATION--0.40%
    210,784        Burlington Northern Santa Fe Corp .............       5,995
    120,808        CSX Corp ......................................       3,635
     10,092        Florida East Coast Industries, Inc (Class A) ..         258
      2,656        Florida East Coast Industries, Inc (Class B) ..          66
      6,888     *  Genesee & Wyoming, Inc (Class A) ..............         142
     34,311     *  Kansas City Southern Industries, Inc ..........         413
    220,717        Norfolk Southern Corp .........................       4,238
    143,272        Union Pacific Corp ............................       8,313
                                                                    ----------
                 TOTAL RAILROAD TRANSPORTATION                          23,060
                                                                    ----------
  REAL ESTATE--0.06%
      1,209     *  American Realty Investors, Inc ................          15
      2,220     *  Avatar Holdings, Inc ..........................          67
      7,217     *  Big 5 Sporting Goods Corp .....................          90
     46,253     *  Catellus Development Corp .....................       1,018
      3,177        Consolidated-Tomoka Land Co ...................          80
      1,040    b*  Crescent Operating, Inc .......................           0
     12,534        Forest City Enterprises, Inc (Class A) ........         520
     10,900     *  Insignia Financial Group, Inc .................         121
     17,300     *  Jones Lang LaSalle, Inc .......................         273
     11,560        LNR Property Corp .............................         432
      7,810     *  Reading International, Inc ....................          43
     16,134        St. Joe Co ....................................         503
     54,901     *  Stewart Enterprises, Inc (Class A) ............         236
     17,805     *  Trammell Crow Co ..............................         189
                                                                    ----------
                 TOTAL REAL ESTATE                                       3,587
                                                                    ----------
  RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.20%
      6,433     *  Applied Films Corp ............................         166
     20,485        Aptargroup, Inc ...............................         737
      5,900        Bandag, Inc ...................................         220
      6,137        CFS Bancorp, Inc ..............................          87
     36,500        Cooper Tire & Rubber Co .......................         642
     85,272    e*  Goodyear Tire & Rubber Co .....................         448
      3,047     *  Gundle/SLT Environmental, Inc .................          42
      8,100     *  Jarden Corp ...................................         224
     10,733        Myers Industries, Inc .........................         102
     89,872        Nike, Inc (Class B) ...........................       4,807
          1     *  Packaging Dynamics Corp .......................           0
      3,711        Quixote Corp ..................................          95
      3,731        Raven Industries, Inc .........................          74
     27,972     *  Reebok International Ltd ......................         941
     16,370        Schulman (A.), Inc ............................         263
     37,400    e*  Sealed Air Corp ...............................       1,782
     10,516     *  Skechers U.S.A., Inc (Class A) ................          78
      8,232        Spartech Corp .................................         175
      4,221     *  Trex Co, Inc ..................................         166
     29,521        Tupperware Corp ...............................         424
     11,009     *  Vans, Inc .....................................          99
                                                                    ----------
                 TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS        11,572
                                                                    ----------
  SECURITY AND COMMODITY BROKERS--1.93%
     45,746        A.G. Edwards, Inc .............................       1,565
     12,293    e*  Affiliated Managers Group, Inc ................         749
    107,478     *  Ameritrade Holding Corp .......................         796
     53,732        Bear Stearns Cos, Inc .........................       3,891
      9,802     *  Blackrock, Inc ................................         441
    601,126        Charles Schwab Corp ...........................       6,065
        141        Chicago Mercantile Exchange ...................          10
    104,665        CIT Group, Inc ................................       2,580
      2,825     *  Commercial Capital Bancorp, Inc ...............          43
    190,145     *  E*trade Group, Inc ............................       1,616
     33,710        Eaton Vance Corp ..............................       1,065
     46,711        Federated Investors, Inc (Class B) ............       1,281
      3,955        First Albany Cos, Inc .........................          49
     92,904        Franklin Resources, Inc .......................       3,630
      3,684     *  Gabelli Asset Management, Inc (Class A) .......         133
    158,945        Goldman Sachs Group, Inc ......................      13,312
     32,748        Instinet Group, Inc ...........................         153
     27,108     *  Investment Technology Group, Inc ..............         504
     36,451        Investors Financial Services Corp .............       1,057
    136,088        Janus Capital Group, Inc ......................       2,232
     10,980        Jefferies Group, Inc ..........................         547
     45,211    e*  Knight Trading Group, Inc .....................         281
     29,004        LaBranche & Co, Inc ...........................         600
     36,544        Legg Mason, Inc ...............................       2,374
    138,859        Lehman Brothers Holdings, Inc .................       9,231
    525,224        Merrill Lynch & Co, Inc .......................      24,517
    599,632        Morgan Stanley ................................      25,634
     31,880        Neuberger Berman, Inc .........................       1,272
     12,422        Nuveen Investments, Inc .......................         338
     22,029        Raymond James Financial, Inc ..................         728
     43,031        SEI Investments Co ............................       1,377
      9,273     *  SoundView Technology Group, Inc ...............          94
      7,872        SWS Group, Inc ................................         159
     59,763        T Rowe Price Group, Inc .......................       2,256
        800        Value Line, Inc ...............................          39
     41,267        Waddell & Reed Financial, Inc (Class A) .......       1,059
                                                                    ----------
                 TOTAL SECURITY AND COMMODITY BROKERS                  111,678
                                                                    ----------
  SPECIAL TRADE CONTRACTORS--0.02%
     27,257     *  Dycom Industries, Inc .........................         444
      8,996     *  EMCOR Group, Inc ..............................         444
     18,145     *  Integrated Electrical Services, Inc ...........         132
      4,513     *  Matrix Service Co .............................          78
      4,786     *  Newtek Business Services, Inc .................          25
     41,400     *  Quanta Services, Inc ..........................         294
                                                                    ----------
                 TOTAL SPECIAL TRADE CONTRACTORS                         1,417
                                                                    ----------
  STONE, CLAY, AND GLASS PRODUCTS--0.16%
      3,862        Ameron International Corp .....................         134
     16,062        Apogee Enterprises, Inc .......................         145
     12,876    e*  Cabot Microelectronics Corp ...................         650
      5,182        CARBO Ceramics, Inc ...........................         193
      3,700        Centex Construction Products, Inc .............         148
    716,221     *  Corning, Inc ..................................       5,293
     11,073        Florida Rock Industries, Inc ..................         457
     18,008        Lafarge North America, Inc ....................         556
      8,355        Libbey, Inc ...................................         190
     62,416     *  Owens-Illinois, Inc ...........................         859
     20,690  b,e*  USG Corp ......................................         393
                                                                    ----------
                 TOTAL STONE, CLAY, AND GLASS PRODUCTS                   9,018
                                                                    ----------
  TEXTILE MILL PRODUCTS--0.04%
     13,475        Albany International Corp (Class A) ...........         369
      1,129     *  Hampshire Group Ltd ...........................          34
     25,700     *  Interface, Inc (Class A) ......................         119
     29,112     *  Mohawk Industries, Inc ........................       1,617
                                                                    ----------
                 TOTAL TEXTILE MILL PRODUCTS                             2,139
                                                                    ----------
  TOBACCO PRODUCTS--1.01%
  1,145,316        Altria Group, Inc .............................      52,043
     22,605        Loews Corp (Carolina Group) ...................         610
     49,771        R.J. Reynolds Tobacco Holdings, Inc ...........       1,852
     14,611        Universal Corp ................................         618
     95,137        UST, Inc ......................................       3,333
     12,546        Vector Group Ltd ..............................         220
                                                                    ----------
                 TOTAL TOBACCO PRODUCTS                                 58,676
                                                                    ----------


                       SEE NOTES TO FINANCIAL STATEMENTS

62   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  TRANSPORTATION BY AIR--0.44%
     27,493        Airborne, Inc .................................  $      575
     37,327    e*  Airtran Holdings, Inc .........................         391
     13,508     *  Alaska Air Group, Inc .........................         290
     16,834     *  America West Holdings Corp (Class B) ..........         114
     88,243    e*  AMR Corp ......................................         971
     22,899     *  Atlantic Coast Airlines Holdings, Inc .........         309
     37,185    e*  Continental Airlines, Inc (Class B) ...........         557
     69,776        Delta Air Lines, Inc ..........................       1,024
     16,742     *  ExpressJet Holdings, Inc ......................         253
    169,749        FedEx Corp ....................................      10,530
      6,460     *  Forward Air Corp ..............................         164
     16,774     *  Frontier Airlines, Inc ........................         152
     27,450     *  JetBlue Airways Corp ..........................       1,161
     16,725     *  Mesa Air Group, Inc ...........................         134
      4,700     *  Mesaba Holdings, Inc ..........................          29
     30,080    e*  Northwest Airlines Corp .......................         340
     10,545     *  Offshore Logistics, Inc .......................         229
      2,063     *  Petroleum Helicopters (Vote) ..................          65
     30,367        Skywest, Inc ..................................         579
    427,353        Southwest Airlines Co .........................       7,350
                                                                    ----------
                 TOTAL TRANSPORTATION BY AIR                            25,217
                                                                    ----------
  TRANSPORTATION EQUIPMENT--2.31%
     18,012     *  AAR Corp ......................................         127
      3,873     *  Aftermarket Technology Corp ...................          41
     15,056     *  American Axle & Manufacturing Holdings, Inc ...         360
      8,800        Arctic Cat, Inc ...............................         169
     38,624        ArvinMeritor, Inc .............................         779
     55,399        Autoliv, Inc ..................................       1,500
    414,114        Boeing Co .....................................      14,212
     51,193        Brunswick Corp ................................       1,281
     14,187        Clarcor, Inc ..................................         547
      7,852        Coachmen Industries, Inc ......................          94
      1,331        Curtiss-Wright Corp (Class B) .................          83
     84,343        Dana Corp .....................................         975
    291,217        Delphi Corp ...................................       2,513
      3,524     *  Ducommun, Inc .................................          50
      8,773     *  Dura Automotive Systems, Inc ..................          83
     27,135        Federal Signal Corp ...........................         477
     19,700    e*  Fleetwood Enterprises, Inc ....................         146
  1,010,170        Ford Motor Co .................................      11,102
     17,100        GenCorp, Inc ..................................         152
    102,231        General Dynamics Corp .........................       7,412
    266,286        General Motors Corp ...........................       9,586
    508,205     *  General Motors Corp-Hughes Electronics Corp ...       6,510
     42,909    e*  Gentex Corp ...................................       1,313
     99,170        Genuine Parts Co ..............................       3,174
     61,790        Goodrich Corp .................................       1,298
      3,037     *  Greenbrier Cos, Inc ...........................          33
    172,178        Harley-Davidson, Inc ..........................       6,863
      7,918        Heico Corp ....................................          97
    465,024        Honeywell International, Inc ..................      12,486
     12,100        Kaman Corp (Class A) ..........................         141
    208,255        Lockheed Martin Corp ..........................       9,907
      3,367        Marine Products Corp ..........................          37
     14,500     *  Mascotech, Inc (Escrow) .......................           0
     13,706     *  Monaco Coach Corp .............................         210
     35,119     *  Navistar International Corp ...................       1,146
     96,231        Northrop Grumman Corp .........................       8,304
      8,483        Oshkosh Truck Corp ............................         503
     61,604        Paccar, Inc ...................................       4,153
     12,934        Polaris Industries, Inc .......................         794
      3,476     *  Sequa Corp (Class A) ..........................         119
     13,568    e*  Sports Resorts International, Inc .............          66
      3,458        Standard Motor Products, Inc ..................          38
      1,812     *  Strattec Security Corp ........................          96
     12,033        Superior Industries International, Inc. .......         502
     17,194     *  Teledyne Technologies, Inc ....................         225
     22,203     *  Tenneco Automotive, Inc .......................          80
     66,926        Textron, Inc ..................................       2,611
      8,700        Thor Industries, Inc ..........................         355
     19,977        Trinity Industries, Inc .......................         370
      7,947     *  Triumph Group, Inc ............................         224
     11,781     *  United Defense Industries, Inc ................         306
    264,656        United Technologies Corp ......................      18,746
     74,454        Visteon Corp ..................................         511
     14,800     *  Wabash National Corp ..........................         208
     19,112        Wabtec Corp ...................................         266
      6,749        Winnebago Industries, Inc .....................         256
                                                                    ----------
                 TOTAL TRANSPORTATION EQUIPMENT                        133,637
                                                                    ----------
  TRANSPORTATION SERVICES--0.13%
      2,845     *  Ambassadors Group, Inc ........................          40
     38,006        C.H. Robinson Worldwide, Inc ..................       1,351
     19,650     *  EGL, Inc ......................................         299
     19,817    e*  Expedia, Inc ..................................       1,520
     53,381        Expeditors International of Washington, Inc ...       1,849
     23,634        GATX Corp .....................................         386
      7,184     *  Navigant International, Inc ...................          93
      3,250     *  Pacer International, Inc ......................          61
     16,725     *  RailAmerica, Inc ..............................         141
     82,232        Sabre Holdings Corp ...........................       2,027
                                                                    ----------
                 TOTAL TRANSPORTATION SERVICES                           7,767
                                                                    ----------
  TRUCKING AND WAREHOUSING--0.40%
     12,300        Arkansas Best Corp ............................         293
     25,493        CNF, Inc ......................................         647
      4,139     *  Covenant Transport, Inc (Class A) .............          70
     17,032     *  Heartland Express, Inc ........................         379
     12,555     *  Hunt (J.B.) Transport Services, Inc ...........         474
      8,694     *  Landstar System, Inc ..........................         546
      5,708     *  Old Dominion Freight Line .....................         123
      1,573     *  P.A.M. Transportation Services ................          38
      6,500        Roadway Corp ..................................         185
      8,500     *  SCS Transportation, Inc .......................         107
     35,089     *  Swift Transportation Co, Inc ..................         653
      2,846     *  U.S. Xpress Enterprises, Inc (Class A) ........          30
    287,524        United Parcel Service, Inc (Class B) ..........      18,315
     15,038        USF Corp ......................................         406
     21,866        Werner Enterprises, Inc .......................         464
     16,200     *  Yellow Corp ...................................         375
                                                                    ----------
                 TOTAL TRUCKING AND WAREHOUSING                         23,105
                                                                    ----------
  WATER TRANSPORTATION--0.03%
     23,300        Alexander & Baldwin, Inc ......................         618
      7,394     *  Gulfmark Offshore, Inc ........................         125
     10,738     *  Kirby Corp ....................................         303
      3,918        Maritrans, Inc ................................          57
     15,224        Overseas Shipholding Group, Inc ...............         335
      6,605     *  Seabulk International, Inc ....................          59
                                                                    ----------
                 TOTAL WATER TRANSPORTATION                              1,497
                                                                    ----------
  WHOLESALE TRADE-DURABLE GOODS--1.83%
      3,212    e*  1-800 Contacts, Inc ...........................          79
      8,668        Action Performance Cos, Inc ...................         165
      5,958     *  Alliance Imaging, Inc .........................          26
     17,457     *  Anixter International, Inc ....................         409
     56,960    e*  Apogent Technologies, Inc .....................       1,139
     10,829        Applied Industrial Technologies, Inc ..........         228
     57,207     *  Arrow Electronics, Inc ........................         872
      9,900     *  Audiovox Corp (Class A) .......................         111
     11,475     *  Aviall, Inc ...................................         130
     64,092     *  Avnet, Inc ....................................         813


                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    63

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

  WHOLESALE TRADE-DURABLE GOODS--(CONTINUED)
      6,791        Barnes Group, Inc .............................  $      148
     15,002        BorgWarner, Inc ...............................         966
      9,345     *  Boyds Collection Ltd ..........................          44
     17,320        Carlisle Cos, Inc .............................         730
     33,306     *  CDW Corp ......................................       1,525
     13,688        Commercial Metals Co ..........................         244
     11,652     *  Compucom Systems, Inc .........................          53
      6,341     *  Department 56, Inc ............................          97
      8,375     *  Global Imaging Systems, Inc ...................         194
     13,800     *  Handleman Co ..................................         221
     13,600        Hughes Supply, Inc ............................         472
     81,900        IKON Office Solutions, Inc ....................         729
      9,163     *  Imagistics International, Inc .................         236
     46,600     *  Ingram Micro, Inc (Class A) ...................         513
     23,504     *  Insight Enterprises, Inc ......................         236
      5,078     *  Insurance Auto Auctions, Inc ..................          64
  1,679,261        Johnson & Johnson .............................      86,818
      5,751     *  Keystone Automotive Industries, Inc ...........         105
     13,622     *  Knight Transportation, Inc ....................         339
      3,000        Lawson Products, Inc ..........................          83
     27,542        Martin Marietta Materials, Inc ................         926
     12,800  b,e*  MCSi, Inc .....................................           1
     15,100    b*  Neuromedical Systems, Inc .....................           1
      2,286     *  NII Holdings, Inc (Class B) ...................          87
        372        Noland Co .....................................          13
     19,367        Owens & Minor, Inc ............................         433
     30,477     *  Patterson Dental Co ...........................       1,383
     27,203        Pep Boys-Manny Moe & Jack .....................         368
     17,074        Pioneer-Standard Electronics, Inc .............         145
      5,162     *  Pomeroy IT Solutions, Inc .....................          57
     40,776     *  PSS World Medical, Inc ........................         234
     13,400        Reliance Steel & Aluminum Co ..................         277
     66,900     *  Safeguard Scientifics, Inc ....................         181
      6,043     *  Scansource, Inc ...............................         162
     10,200    e*  SCP Pool Corp .................................         351
      9,386     *  TBC Corp ......................................         179
     28,571     *  Tech Data Corp ................................         763
        253     *  Timco Aviation Services, Inc ..................           0
        808    e*  Timco Aviation Services, Inc Wts 02/27/07 .....           0
     44,321        W.W. Grainger, Inc ............................       2,072
     10,029        Watsco, Inc ...................................         166
      7,221     *  WESCO International, Inc ......................          43
     15,534    e*  Zoran Corp ....................................         298
                                                                    ----------
                 TOTAL WHOLESALE TRADE-DURABLE GOODS                   105,929
                                                                    ----------
  WHOLESALE TRADE-NONDURABLE GOODS--0.86%
      5,023        Aceto Corp ....................................          93
     23,400        Acuity Brands, Inc ............................         425
      8,200        Advanced Marketing Services, Inc ..............         107
     33,000        Airgas, Inc ...................................         553
     13,659     *  Allscripts Healthcare Solutions, Inc ..........          50
     62,709        AmerisourceBergen Corp ........................       4,349
     19,715        Brown-Forman Corp (Class B) ...................       1,550
    255,168        Cardinal Health, Inc ..........................      16,407
      3,933     *  Central European Distribution Corp ............          79
     20,251     *  Chiquita Brands International, Inc ............         294
      7,661        D&K Healthcare Resources, Inc .................         124
      9,039  b,e*  Daisytek International Corp ...................           1
     23,725        DIMON, Inc ....................................         170
     18,481     *  Endo Pharmaceuticals Holdings, Inc ............         313
     24,708   b,e  Fleming Cos, Inc ..............................           3
      8,698        Getty Realty Corp .............................         194
      2,004     *  Green Mountain Coffee, Inc ....................          38
     13,280     *  Hain Celestial Group, Inc .....................         212
     22,600     *  Henry Schein, Inc .............................       1,183
      4,226     *  Kenneth Cole Productions, Inc (Class A) .......          82
      1,395     *  Maui Land & Pineapple Co ......................          31
    154,855        McKesson Corp .................................       5,535
     16,420     *  Men's Wearhouse, Inc ..........................         359
      6,590        Nash Finch Co .................................         110
     24,900        Nu Skin Enterprises, Inc (Class A) ............         260
     25,000     *  Performance Food Group Co .....................         925
     34,834        Perrigo Co ....................................         545
     13,592     *  Plains Resources, Inc .........................         192
      5,570    f*  Priority Healthcare Corp (Class A) ............         103
      9,004     *  Priority Healthcare Corp (Class B) ............         167
     13,608        Russell Corp ..................................         259
      9,215    e*  School Specialty, Inc .........................         262
      6,500     *  Smart & Final, Inc ............................          30
      6,545     *  Source Interlink Cos, Inc .....................          50
      6,081        Standard Commercial Corp ......................         103
     21,607        Stride Rite Corp ..............................         215
     74,599        Supervalu, Inc ................................       1,590
    367,453        Sysco Corp ....................................      11,038
      7,570     *  Tractor Supply Co .............................         361
     10,509     *  United Natural Foods, Inc .....................         296
     17,030     *  United Stationers, Inc ........................         616
     14,176        Valhi, Inc ....................................         136
      6,504     *  VistaCare, Inc (Class A) ......................         158
      1,058        Weyco Group, Inc ..............................          49
                                                                    ----------
                 TOTAL WHOLESALE TRADE-NONDURABLE GOODS                 49,617
                                                                    ----------
                 TOTAL COMMON STOCK
                  (COST $5,823,265)                                  5,702,223
                                                                    ----------
  TIAA-CREF MUTUAL FUND--0.64%
  4,719,818        TIAA-CREF Institutional Equity Index Fund            36,862
                                                                    ----------
                 TOTAL TIAA-CREF MUTUAL FUND
                  (COST $35,359)                                        36,862
                                                                    ----------

  PRINCIPAL
  ---------
 SHORT TERM INVESTMENTS--3.62%
  CERTIFICATES OF DEPOSIT--0.19%
                 First Tennessee National Bank
$ 11,000,000       1.210%, 07/31/03 ..............................      11,001
                                                                    ----------
                 TOTAL CERTIFICATES OF DEPOSIT                          11,001
                                                                    ----------
  COMMERCIAL PAPER--1.79%
                 Bellsouth Corp
  5,300,000     c  0.950%, 07/02/03 ..............................       5,300
                 Ciesco LP
 11,800,000   c,d  1.220%, 08/07/03 ..............................      11,787
                 Coca-Cola Enterprises, Inc
 11,800,000     c  1.030%, 07/16/03 ..............................      11,795
                 Corporate Asset Funding Corp, Inc
  6,600,000     c  1.030%, 07/17/03 ..............................       6,597
                 Govco, Inc
 11,800,000     c  0.930%, 09/15/03 ..............................      11,774
                 Johnson & Johnson
 10,000,000     c  1.210%, 07/15/03 ..............................       9,996
                 Merck & Co, Inc
 11,800,000        1.070%, 07/11/03 ..............................      11,796
                 Receivables Capital Corp
 11,800,000     c  1.120%, 07/02/03 ..............................      11,799
                 Sigma Finance, Inc
 11,800,000     c  1.160%, 09/02/03 ..............................      11,778
                 UBS Finance (Delaware), Inc
 11,000,000        0.990%, 07/21/03                                     10,993
                                                                    ----------
                 TOTAL COMMERCIAL PAPER                                103,615
                                                                    ----------


                       SEE NOTES TO FINANCIAL STATEMENTS

64   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   Statement of Investments (Unaudited) - EQUITY INDEX ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


   SHARES                                                            VALUE (000)
  ---------                                                         ------------

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES--1.64%
                 Federal Home Loan Bank (FHLB)
$21,520,000        0.910%, 07/09/03                                 $   21,515
 26,600,000        0.970%, 07/16/03                                     26,589
 10,000,000        1.175%, 07/30/03                                      9,992
                 Federal National Mortgage Association (FNMA)
    675,000        0.910%, 07/07/03                                        675
  4,200,000        1.180%, 07/07/03                                      4,199
 11,600,000        1.185%, 07/07/03                                     11,598
 20,000,000        1.170%, 08/20/03                                     19,973
                                                                    ----------
                 TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES      94,541
                                                                    ----------
                 TOTAL SHORT TERM INVESTMENTS
                  (COST $209,150)                                      209,157
                                                                    ----------
                 TOTAL PORTFOLIO--102.88%
                  (COST $6,068,221)                                 $5,948,722
                 OTHER ASSETS & LIABILITIES--(2.88)%                  (166,463)
                                                                    ----------
                 NET ASSETS--100%                                   $5,782,259
                                                                    ==========

----------
*  Non-income producing
b  In bankcruptcy
c Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.
e  All or a portion of these securities are out on loan.
f Restricted securities-Investment in securities not registered under the Securities Act of 1933 or not publicly traded in foreign markets. At June 30,2003, the value of these securities amounted to $133 or 0.00% of net assets.


SECURITY                            ACQUISTION DATE    ACQUISITION COST
--------                            ---------------    ----------------
National Health Investors, Inc.        01/10/01            $30,000
Priority Healthcare Corp (Class A)     01/04/99             67,236
                                                           -------
                                                           $97,236
                                                           -------


Note that the funds may use more specific industry categories in following their investment limitations on industry concentration.






                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    65

Statements of Assets and Liabilities (Unaudited)

    June 30, 2003                                         Money Market  Inflation-Linked   Bond Market   Social Choice  Equity Index
    (amounts in thousands, except amounts per                Account      Bond Account       Account        Account        Account
    per accumulation unit)
ASSETS
Portfolio investments, at cost                             $7,236,038      $2,644,892       $6,555,184    $5,071,751     $6,068,221
Net unrealized appreciation (depreciation) of
    portfolio investments                                         726         242,006          173,613       426,124       (119,499)
                                                           ----------      ----------       ----------    ----------     ----------
Portfolio investments, at value (including securities
    loaned of $-, $54,152, $271,595, $312,091 and
    $180,087, respectively)                                 7,236,764       2,886,898        6,728,797     5,497,875      5,948,722
Cash                                                           39,979         201,055          101,274        42,478          9,402
Dividends and interest receivable                               1,372          32,985           56,877        22,487         10,192
Receivable from securities transactions                            17          45,158          394,205       208,843         78,639
Amounts due from TIAA                                           3,612           3,119            5,693         3,550          7,793
                                                           ----------      ----------       ----------    ----------     ----------
    TOTAL ASSETS                                            7,281,744       3,169,215        7,286,846     5,775,233      6,054,748
                                                           ----------      ----------       ----------    ----------     ----------

LIABILITIES
Deposits for securities loaned--Note 3                             --          54,987          277,838       320,485        190,003
Amounts due to banks                                               --              --               --         5,818             --
Payable for securities transactions                            40,003         206,308          918,822       377,601         82,486
                                                           ----------      ----------       ----------    ----------     ----------
    TOTAL LIABILITIES                                          40,003         261,295        1,196,660       703,904        272,489
                                                           ----------      ----------       ----------    ----------     ----------

NET ASSETS
Accumulation Fund                                           6,992,622       2,797,282        5,916,548     4,894,329      5,642,549
Annuity Fund                                                  249,119         110,638          173,638       177,000        139,710
                                                           ----------      ----------       ----------    ----------     ----------
    TOTAL NET ASSETS                                       $7,241,741      $2,907,920       $6,090,186    $5,071,329     $5,782,259
                                                           ==========      ==========       ==========    ==========     ==========
ACCUMULATION UNITS OUTSTANDING--Notes 4 and 5                 321,848          67,658           82,525        53,620         93,343
                                                           ==========      ==========       ==========    ==========     ==========
NET ASSET VALUE PER ACCUMULATION UNIT--Note 4              $    21.73      $    41.34       $    71.69    $    91.28     $    60.45
                                                           ==========      ==========       ==========    ==========     ==========


--------------------------------------------------------------------------------

Statements of Operations (Unaudited)

    Six Months Ended June 30, 2003                      Money Market  Inflation-Linked   Bond Market   Social Choice   Equity Index
    (amounts in thousands)                                 Account      Bond Account       Account        Account         Account
INVESTMENT INCOME
Income:
    Interest                                             $  49,005       $  73,536        $ 122,857      $  39,248       $   1,597
    Dividends                                                   --              --              124         24,261          45,980
                                                         ---------       ---------        ---------      ---------       ---------
    TOTAL INCOME                                            49,005          73,536          122,981         63,509          47,577
                                                         ---------       ---------        ---------      ---------       ---------
Expenses--Note 2:
    Investment                                               2,853           1,638            3,730          2,719           2,928
    Operating                                               14,927           5,131           10,700         11,409          10,714
                                                         ---------       ---------        ---------      ---------       ---------
    TOTAL EXPENSES                                          17,780           6,769           14,430         14,128          13,642
                                                         ---------       ---------        ---------      ---------       ---------
INVESTMENT INCOME--NET                                      31,225          66,767          108,551         49,381          33,935
                                                         ---------       ---------        ---------      ---------       ---------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON TOTAL INVESTMENTS--Note 3
    Net realized gain (loss) on:
    Portfolio investments                                        2          45,012          144,794         22,589         (20,468)
    Futures transactions                                        --              --               --             --             839
                                                         ---------       ---------        ---------      ---------       ---------
    NET REALIZED GAIN (LOSS) ON TOTAL INVESTMENTS                2          45,012          144,794         22,589         (19,629)
                                                         ---------       ---------        ---------      ---------       ---------
Net change in unrealized appreciation
    (depreciation) on:
    Portfolio investments                                     (739)         49,472           (1,367)       363,092         604,227
    Futures transactions                                        --              --               --             --             (43)
                                                         ---------       ---------        ---------      ---------       ---------
    NET CHANGE IN UNREALIZED APPRECIATION
       (DEPRECIATION) ON TOTAL INVESTMENTS                    (739)         49,472           (1,367)       363,092         604,184
                                                         ---------       ---------        ---------      ---------       ---------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
       TOTAL INVESTMENTS                                      (737)         94,484          143,427        385,681         584,555
                                                         ---------       ---------        ---------      ---------       ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $  30,488       $ 161,251        $ 251,978      $ 435,062       $ 618,490
                                                         =========       =========        =========      =========       =========

See notes to financial statements


66   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

Statements of Cash Flows (Unaudited)

    Six Months Ended June 30, 2003                        Money Market  Inflation-Linked   Bond Market   Social Choice  Equity Index
    (amounts in thousands)                                   Account      Bond Account       Account        Account        Account

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net increase in net assets resulting
       from operations                                     $  30,488       $   161,251     $   251,978    $   435,062    $  618,490
    Adjustments to reconcile net increase in net
    assets resulting from operations to net cash
    provided by (used in) operating activities:
       Proceeds from sales of long-term securities                --         1,618,728       9,715,071      2,366,418        29,702
       Purchases of long term securities                          --        (1,639,701)     (9,414,683)    (2,594,798)     (463,613)
       (Purchases) sales of short-term investments--net      299,250            89,691         568,103        230,448       (30,107)
       Decrease in receivables                                  (693)           (5,000)         (8,993)        (6,174)       (4,061)
       Increase (decrease) in payables                          (971)         (106,162)        (71,362)        (3,875)       22,151
       Net realized (gain) loss on total investments              (2)          (45,012)       (144,794)       (22,589)       19,629
       Net change in unrealized (appreciation)
           depreciation on total investments                     739           (49,472)          1,367       (363,092)     (604,184)
                                                           ---------       -----------     -----------    -----------    ----------
    NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES      328,811            24,323         896,687         41,400      (411,993)
                                                           ---------       -----------     -----------    -----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
       Premiums                                              359,113           150,537         251,868        253,440       321,719
       Net transfers from (to) TIAA                         (183,517)          (28,440)        (21,323)       (17,086)        7,836
       Net transfers from (to) other CREF Accounts and
           affiliated mutual funds                          (168,810)           98,174         (78,430)        70,849       141,079
       Annuity payments                                      (25,040)           (6,955)        (14,117)        (9,362)       (9,959)
       Withdrawals and death benefits                       (270,618)          (36,681)        (86,004)       (43,824)      (48,686)
       Payments from participation in dollar roll
           transactions--net                                      --                --        (850,331)      (262,434)           --
                                                           ---------       -----------     -----------    -----------    ----------
    NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES     (288,872)          176,635        (798,337)        (8,417)      411,989
                                                           ---------       -----------     -----------    -----------    ----------
INCREASE (DECREASE) IN CASH                                   39,939           200,958          98,350         32,983            (4)

CASH
    Beginning of year                                             40                97           2,924          9,495         9,406
                                                           ---------       -----------     -----------    -----------    ----------
    End of period                                          $  39,979       $   201,055     $   101,274    $    42,478    $    9,402
                                                           =========       ===========     ===========    ===========    ==========



See notes to financial statements


                     2003 SEMIANNUAL REPORT College Retirement Equities Fund  67

Statements of Changes in Net Assets

                                           Money Market             Inflation-Linked Bond             Bond Market
                                              Account                      Account                      Account
                                    ---------------------------  ---------------------------  ---------------------------
                                     Six Months     Year Ended    Six Months     Year Ended    Six Months     Year Ended
                                        Ended      December 31,      Ended      December 31,      Ended      December 31,
                                    June 30, 2003      2002      June 30, 2003      2002      June 30, 2003      2002
                                    -------------  ------------  -------------  ------------  -------------  ------------
                                     (Unaudited)                  (Unaudited)                   (Unaudited)
FROM OPERATIONS
Investment income--net               $   31,225     $  110,249     $   66,767    $   82,797     $  108,551    $  241,793
Net realized gain (loss)
    on total investments                      2            172         45,012        (4,953)       144,794        89,529
Net change in unrealized
    appreciation (depreciation)
    on total investments                   (739)        (1,923)        49,472       189,445         (1,367)      161,097
                                     ----------     ----------     ----------    ----------     ----------    ----------
    NET INCREASE (DECREASE)
    IN NET ASSETS RESULTING
    FROM OPERATIONS                      30,488        108,498        161,251       267,289        251,978       492,419
                                     ----------     ----------     ----------    ----------     ----------    ----------

FROM PARTICIPANT
TRANSACTIONS
Premiums                                359,113        658,721        150,537       184,414        251,868       433,028
Net transfers
    from (to) TIAA                     (183,517)      (536,818)       (28,440)       23,744        (21,323)      (66,924)
Net transfers from (to)
    other CREF Accounts and
    affiliated mutual funds            (168,810)       407,136         98,174       929,995        (78,430)      555,947
Annuity payments                        (25,040)       (58,075)        (6,955)      (10,434)       (14,117)      (30,940)
Withdrawals and
    death benefits                     (270,618)      (559,293)       (36,681)      (57,235)       (86,004)     (175,036)
                                     ----------     ----------     ----------    ----------     ----------    ----------
    NET INCREASE (DECREASE)
    IN NET ASSETS RESULTING
    FROM PARTICIPANT
    TRANSACTIONS                       (288,872)       (88,329)       176,635     1,070,484         51,994       716,075
                                     ----------     ----------     ----------    ----------     ----------    ----------
NET INCREASE (DECREASE)
    IN NET ASSETS                      (258,384)        20,169        337,886     1,337,773        303,972     1,208,494

NET ASSETS
    Beginning of year                 7,500,125      7,479,956      2,570,034     1,232,261      5,786,214     4,577,720
                                     ----------     ----------     ----------    ----------     ----------    ----------
    End of period                    $7,241,741     $7,500,125     $2,907,920    $2,570,034     $6,090,186    $5,786,214
                                     ==========     ==========     ==========    ==========     ==========    ==========

        Social Choice                Equity Index
           Account                      Account
 ---------------------------  ---------------------------
  Six Months     Year Ended    Six Months     Year Ended
     Ended      December 31,      Ended      December 31,
 June 30, 2003      2002      June 30, 2003      2002
 -------------  ------------  -------------  ------------
  (Unaudited)                  (Unaudited)

   $   49,381     $  119,926    $   33,935    $    63,965

       22,589        (10,236)      (19,629)      (140,879)


      363,092       (538,541)      604,184     (1,216,213)
   ----------     ----------    ----------    -----------


      435,062       (428,851)      618,490     (1,293,127)
   ----------     ----------    ----------    -----------



      253,440        468,664       321,719        663,014

      (17,086)       (88,384)        7,836        (61,371)


       70,849        122,937       141,079        266,275
       (9,362)       (21,073)       (9,959)       (24,713)

      (43,824)       (84,697)      (48,686)      (120,618)
   ----------     ----------    ----------    -----------



      254,017        397,447       411,989        722,587
   ----------     ----------    ----------    -----------

      689,079        (31,404)    1,030,479       (570,540)


    4,382,250      4,413,654     4,751,780      5,322,320
   ----------     ----------    ----------    -----------
   $5,071,329     $4,382,250    $5,782,259    $ 4,751,780
   ==========     ==========    ==========    ===========

See notes to financial statements

--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The purpose of College Retirement Equities Fund ("CREF"), as stated in its charter, is to aid and strengthen nonprofit educational and research organizations, governmental entities and other non-profit institutions by providing their employees with variable retirement benefits. CREF is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. It consists of eight investment portfolios ("Accounts"). The accompanying financial statements are those of the Money Market, Inflation-Linked Bond, Bond Market, Social Choice and Equity Index Accounts. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States which may require the use of estimates made by management. Actual results may vary from those estimates. The following is a summary of the significant accounting policies consistently followed by the Accounts.

VALUATION OF INVESTMENTS. Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Debt securities, other than money market instruments, are valued at the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Account), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. For the Money Market Account, money



68   College Retirement Equities Fund  2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
--------------------------------------------------------------------------------

market instruments are valued at the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type) obtained from either one or more of the major market-makers or from one or more of the financial information services for the securities to be valued. Additionally, for the Money Market Account, short term money market instruments with a remaining maturity of 60 days or less are valued using the amortized cost method, or at actual market value if amortized cost is materially different than actual market value. Stock index futures and options, which are traded on commodities exchanges, are valued at the last sale prices as of the close of such commodities exchanges. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board as a whole. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events that have a significant effect on their value occur between the time their price is determined and the time an Account's net asset value is calculated.

ACCOUNTING FOR INVESTMENTS. Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Accounts are informed of the ex-dividend date. Realized gains and losses on securities transactions are accounted for on the average cost basis for all the Accounts, except for the Inflation-Linked Bond Account. For the Inflation-Linked Bond Account, effective July 1, 2002, realized gains and losses on securities transactions are accounted for on the specific identification method.

DOLLAR ROLL TRANSACTIONS. Certain of the Accounts may enter into dollar rolls in which the Account sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (same issuer and interest rate and substantially similar maturity) on a specified future date. During the roll period, the Account forgoes principal and interest paid on the securities. Dollar rolls are recorded as financing transactions. Dollar rolls can enhance the Account's return by earning a spread between the yield on the underlying securities and short-term interest rates. The use of dollar roll transactions by the Bond Market and Social Choice Accounts results in borrowings by these Accounts requiring the presentation of a statement of cash flows.

FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION. Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS. The Accounts may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are "marked-to-market" at the end of each day's trading. The Accounts are also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

SECURITIES LENDING. The Accounts may lend portfolio securities to qualified institutions. Such loans are secured by collateral at least equal to 102% of the market value of the securities loaned for United States securities and 105% of the market value of securities loaned for foreign securities. The Accounts continue to receive income on the securities loaned and receive additional income from the lending transaction. Additionally, any change in the market value of the securities loaned is recognized by the Accounts. Although each transaction is collateralized, the Accounts would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

FUTURES CONTRACTS. The Accounts may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Accounts may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Accounts to the risk that the transaction may not be consummated.

RESTRICTED SECURITIES. Restricted securities held by the Accounts, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater

                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 69

--------------------------------------------------------------------------------


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
--------------------------------------------------------------------------------

than the risk of investing in securities which are widely held and publicly traded.

Federal Income Taxes. CREF is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("Code"), not as a regulated investment company under Subchapter M of the Code. CREF should incur no material federal income tax liability. Under the rules of taxation applicable to life insurance companies, CREF's Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible.

NOTE 2--MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------

Investment advisory services for the CREF Accounts are provided by TIAA-CREF Investment Management, LLC ("Investment Management"), in accordance with an Investment Management Service Agreement with CREF. Investment Management is a registered investment adviser and a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), a companion organization of CREF.

Administrative services for the CREF Accounts and distribution functions for CREF's certificates are provided by TIAA-CREF Individual & Institutional Services, Inc. ("Services") in accordance with a Principal Underwriting and Administrative Services Agreement with CREF. Services, a wholly-owned subsidiary of TIAA, is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

The services provided by Investment Management and Services are provided at cost. Investment Management and Services receive management fee payments from the CREF Accounts on a daily basis according to formulas established each year with the objective of keeping the management fees as close as possible to each Account's actual expenses. Any differences between actual expenses and the management fees are adjusted quarterly.

TIAA provides guarantees for the CREF Accounts for certain mortality and expense risks pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement.



NOTE 3--INVESTMENTS
--------------------------------------------------------------------------------

At June 30, 2003, the market value of securities loaned and collateral received were as follows:

                       Inflation-
                         Linked          Bond         Social         Equity
                          Bond          Market        Choice          Index
                         Account        Account       Account        Account

Market value
  of securities
  loaned               $54,152,349   $271,595,189   $312,090,670   $180,087,279
Cash collateral         54,986,892    277,838,497    320,485,332    190,002,996

At June 30, 2003, net unrealized appreciation (depreciation) of portfolio investments for each of the Accounts, consisting of gross unrealized appreciation and gross unrealized depreciation, were as follows:

                             Gross              Gross         Net Unrealized
                          Unrealized         Unrealized        Appreciation
                         Appreciation       Depreciation      (Depreciation)

Money Market Account     $  1,101,140       $    375,589       $     725,551
Inflation-Linked
    Bond Account          249,395,137          7,389,240         242,005,897
Bond Market Account       187,919,146         14,305,654         173,613,492
Social Choice Account     769,300,153        343,175,702         426,124,451
Equity Index Account      739,945,063        859,443,959        (119,498,896)

At June 30, 2003 the Equity Index Account held 33 open futures contracts in the Standard & Poor's 500 Index, expiring in September 2003, with a value of $8,029,725 and an unrealized loss of $268,357.

Purchases and sales of portfolio securities of unaffiliated issuers, other than short-term money market instruments, for the Inflation-Linked Bond, Bond Market, Social Choice, and Equity Index Accounts for the six months ended June 30, 2003, were as follows:

                  Inflation-
                    Linked            Bond            Social          Equity
                     Bond            Market           Choice           Index
                    Account          Account          Account         Account

Purchases       $1,833,505,051   $9,809,540,843   $2,663,771,541   $531,319,056
Sales            1,663,574,862    9,810,906,341    2,445,901,317    107,751,433




70  College Retirement Equities Fund  2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


NOTE 4--CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

Selected condensed financial information for an Accumulation Unit of each Account is presented below.

                                                                                      MONEY MARKET ACCOUNT
                                                          --------------------------------------------------------------------------
                                                             Six Months                     Years Ended December 31,
                                                                Ended       --------------------------------------------------------
                                                          June 30, 2003(a)   2002        2001        2000        1999       1998
                                                          ----------------
                                                             (Unaudited)
  PER ACCUMULATION UNIT DATA:
    Investment income                                          $  .142      $  .407     $  .888     $ 1.273     $  .976    $  .998
    Expenses                                                      .052         .082        .069        .055        .057       .054
                                                          --------------------------------------------------------------------------
    Investment income--net                                        .090         .325        .819       1.218        .919       .944
    Net realized and unrealized gain (loss) on
       total investments                                         (.002)       (.005)       .009        .007       (.005)      .005
                                                          --------------------------------------------------------------------------
    Net increase in Accumulation Unit Value                       .088         .320        .828       1.225        .914       .949
    Accumulation Unit Value:
       Beginning of year                                        21.638       21.318      20.490      19.265      18.351     17.402
                                                          --------------------------------------------------------------------------
       End of period                                           $21.726      $21.638     $21.318     $20.490     $19.265    $18.351
                                                          ==========================================================================

  TOTAL RETURN                                                   0.41%        1.50%       4.04%       6.36%       4.98%      5.45%
  RATIOS TO AVERAGE NET ASSETS:
    Expenses                                                     0.24%        0.38%       0.33%       0.28%       0.30%      0.30%
    Investment income--net                                       0.42%        1.51%       3.88%       6.12%       4.90%      5.27%
  PORTFOLIO TURNOVER RATE                                          N/A          N/A         N/A         N/A         N/A        N/A
  THOUSANDS OF ACCUMULATION UNITS OUTSTANDING
    AT END OF PERIOD                                           321,848      334,898     338,791     315,206     354,754    312,358


                                                                                  INFLATION-LINKED BOND ACCOUNT
                                                          --------------------------------------------------------------------------
                                                             Six Months                     Years Ended December 31,
                                                                Ended       --------------------------------------------------------
                                                          June 30, 2003(a)   2002        2001        2000        1999       1998
                                                          ----------------
                                                             (Unaudited)
  PER ACCUMULATION UNIT DATA:
    Investment income                                          $ 1.030      $ 1.797     $ 1.816     $ 2.113     $ 1.730    $ 1.256
    Expenses                                                     0.095        0.147       0.122       0.083       0.099      0.086
                                                          --------------------------------------------------------------------------
    Investment income--net                                       0.935        1.650       1.694(b)    2.030       1.631      1.170
    Net realized and unrealized gain (loss) on
       total investments                                         1.438        3.817       0.692(b)    1.491      (1.062)    (0.260)
                                                          --------------------------------------------------------------------------
    Net increase in Accumulation Unit Value                      2.373        5.467       2.386       3.521       0.569      0.910
    Accumulation Unit Value:
       Beginning of year                                        38.971       33.504      31.118      27.597      27.028     26.118
                                                          --------------------------------------------------------------------------
       End of period                                           $41.344      $38.971     $33.504     $31.118     $27.597    $27.028
                                                          ==========================================================================

  TOTAL RETURN                                                   6.09%       16.32%       7.67%      12.76%       2.10%      3.48%
  RATIOS TO AVERAGE NET ASSETS:
    Expenses                                                     0.24%        0.41%       0.36%       0.29%       0.36%      0.33%
    Investment income--net                                       2.35%        4.56%       4.93%(b)    6.97%       5.99%      4.50%
  PORTFOLIO TURNOVER RATE                                       59.60%       31.33%      42.16%      17.17%      54.35%     40.98%
  THOUSANDS OF ACCUMULATION UNITS OUTSTANDING
    AT END OF PERIOD                                            67,658       63,825      35,274      15,188       4,757      5,112


                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 71

--------------------------------------------------------------------------------


NOTE 4--CONDENSED FINANCIAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                                                                                       BOND MARKET ACCOUNT
                                                          --------------------------------------------------------------------------
                                                             Six Months                     Years Ended December 31,
                                                                Ended       --------------------------------------------------------
                                                          June 30, 2003(a)   2002        2001        2000        1999       1998
                                                          ----------------
                                                             (Unaudited)
  PER ACCUMULATION UNIT DATA:
    Investment income                                          $ 1.442      $ 3.317     $ 3.258     $ 3.636     $ 3.289    $ 3.156
    Expenses                                                     0.169        0.261       0.242       0.174       0.166      0.158
                                                          --------------------------------------------------------------------------
    Investment income--net                                       1.273        3.056       3.016(b)    3.462       3.123      2.998
    Net realized and unrealized gain (loss) on
       total investments                                         1.684        3.236       1.571(b)    2.621      (3.711)     1.150
                                                          --------------------------------------------------------------------------
    Net increase (decrease) in Accumulation Unit Value           2.957        6.292       4.587       6.083      (0.588)     4.148
    Accumulation Unit Value:
       Beginning of year                                        68.737       62.445      57.858      51.775      52.363     48.215
                                                          --------------------------------------------------------------------------
       End of period                                           $71.694      $68.737     $62.445     $57.858     $51.775    $52.363
                                                          ==========================================================================

  TOTAL RETURN                                                   4.30%       10.08%       7.93%      11.75%      (1.12%)     8.60%
  RATIOS TO AVERAGE NET ASSETS:
    Expenses                                                     0.24%        0.41%       0.43%       0.33%       0.32%      0.32%
    Investment income--net                                       1.82%        4.75%       5.36%(b)    6.50%       6.03%      5.98%
  PORTFOLIO TURNOVER RATE                                      172.80%      249.41%     257.02%     377.44%(C)  656.58%    525.32%
  THOUSANDS OF ACCUMULATION UNITS OUTSTANDING
    AT END OF PERIOD                                            82,525       81,952      71,368      54,745      54,918     57,481


                                                                                     SOCIAL CHOICE ACCOUNT
                                                          --------------------------------------------------------------------------
                                                             Six Months                     Years Ended December 31,
                                                                Ended       --------------------------------------------------------
                                                          June 30, 2003(a)   2002        2001        2000        1999       1998
                                                          ----------------
                                                             (Unaudited)
  PER ACCUMULATION UNIT DATA:
    Investment income                                          $ 1.178      $ 2.687     $ 2.766     $ 3.188     $ 2.898    $ 2.679
    Expenses                                                     0.262        0.337       0.352       0.282       0.293      0.249
                                                          --------------------------------------------------------------------------
    Investment income--net                                       0.916        2.350       2.414(b)    2.906       2.605      2.430
    Net realized and unrealized gain (loss) on
       total investments                                         7.072      (10.756)     (7.003)(b)  (2.582)      6.752     11.159
                                                          --------------------------------------------------------------------------
    Net increase (decrease) in Accumulation Unit Value           7.988       (8.406)     (4.589)      0.324       9.357     13.589
    Accumulation Unit Value:
       Beginning of year                                        83.291       91.697      96.286      95.962      86.605     73.016
                                                          --------------------------------------------------------------------------
       End of period                                           $91.279      $83.291     $91.697     $96.286     $95.962    $86.605
                                                          ==========================================================================

  TOTAL RETURN                                                   9.59%       (9.17%)     (4.77%)      0.34%      10.80%     18.61%
  RATIOS TO AVERAGE NET ASSETS:
    Expenses                                                     0.31%        0.39%       0.40%       0.30%       0.32%      0.31%
    Investment income--net                                       1.07%        2.75%       2.77%(b)    3.04%       2.88%      3.07%
  PORTFOLIO TURNOVER RATE                                       53.86%       92.82%      68.64%     117.10%(C)  206.44%    147.90%
  THOUSANDS OF ACCUMULATION UNITS OUTSTANDING
    AT END OF PERIOD                                            53,620       50,707      46,290      42,550      41,355     37,211


72  College Retirement Equities Fund  2003 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------


NOTE 4--CONDENSED FINANCIAL INFORMATION (CONCLUDED)
--------------------------------------------------------------------------------


                                                                                       EQUITY INDEX ACCOUNT
                                                          --------------------------------------------------------------------------
                                                             Six Months                     Years Ended December 31,
                                                                Ended       --------------------------------------------------------
                                                          June 30, 2003(a)   2002        2001        2000        1999       1998
                                                          ----------------
                                                             (Unaudited)
  PER ACCUMULATION UNIT DATA:
    Investment income                                          $  .522      $ 1.003     $  .973     $ 1.055     $ 1.012    $  .953
    Expenses                                                      .150         .248        .258        .233        .225       .190
                                                          --------------------------------------------------------------------------
    Investment income--net                                       0.372         .755        .715        .822        .787       .763
    Net realized and unrealized gain (loss) on
       total investments                                         6.301      (15.713)     (9.849)     (7.216)     13.733     12.789
                                                          --------------------------------------------------------------------------
    Net increase (decrease) in Accumulation Unit Value           6.673      (14.958)     (9.134)     (6.394)     14.520     13.552
    Accumulation Unit Value:
       Beginning of year                                        53.777       68.735      77.869      84.263      69.743     56.191
                                                          --------------------------------------------------------------------------
       End of period                                           $60.450      $53.777     $68.735     $77.869     $84.263    $69.743
                                                          ==========================================================================

  TOTAL RETURN                                                  12.41%      (21.76%)    (11.73%)     (7.59%)     20.82%     24.12%
  RATIOS TO AVERAGE NET ASSETS:
    Expenses                                                     0.27%        0.41%       0.37%       0.28%       0.30%      0.31%
    Investment income--net                                       0.67%        1.26%       1.02%       0.98%       1.05%      1.24%
  PORTFOLIO TURNOVER RATE                                        2.15%        7.02%       6.14%       9.42%       4.89%      3.98%
  THOUSANDS OF ACCUMULATION UNITS OUTSTANDING
    AT END OF PERIOD                                            93,343       86,020      75,254      62,018      57,249     47,997

(a) The percentages shown for this period are not annualized.

(b) As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Inflation-Linked Bond Account, the effect of this change for the year ended December 31, 2001 was to decrease investment income--net per Accumulation Unit by $.031, increase net realized and unrealized gain per Accumulation Unit by $.031 and decrease the ratio of investment income--net to average net assets by .11%. For the Bond Market Account, the effect of this change for the year ended December 31, 2001 was to decrease investment income--net per Accumulation Unit by $.067, increase net realized and unrealized gain per Accumulation Unit by $.067 and decrease the ratio of investment income--net to average net assets by .12%. For the Social Choice Account, the effect of this change for the year ended December 31, 2001 was to decrease investment income--net per Accumulation Unit by $.019, increase net realized and unrealized loss per Accumulation Unit by $.019 and decrease the ratio of investment income--net to average net assets by .02%. For the Money Market and Equity Index Accounts the change had no effect on the condensed financial information. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(c) During 2000, the Bond Market and Social Choice Accounts began structuring dollar rolls as financing transactions (see note 1); had these transactions been treated for the entire year as purchases and sales, rather than as financing transactions, the portfolio turnover rates for the year ended December 31, 2000 would have been 552.94% and 196.05%, respectively.


NOTE 5--ACCUMULATION UNITS
--------------------------------------------------------------------------------

Changes in the number of Accumulation Units outstanding were as follows:

                                           Money Market             Inflation-Linked Bond             Bond Market
                                              Account                      Account                      Account
                                    ---------------------------  ---------------------------  ---------------------------
                                     Six Months     Year Ended    Six Months     Year Ended    Six Months     Year Ended
                                        Ended      December 31,      Ended      December 31,      Ended      December 31,
                                    June 30, 2003      2002      June 30, 2003      2002      June 30, 2003      2002
                                     (Unaudited)                  (Unaudited)                   (Unaudited)
Accumulation Units:
    Credited for premiums             16,562,352    30,648,525     3,743,770      5,034,886      3,592,523     6,628,310
    Credited (cancelled) for
       transfers, disbursements
       and amounts applied
       to the Annuity Fund           (29,613,150)  (34,540,665)       89,143     23,516,396     (3,019,970)    3,956,067
    Outstanding:
       Beginning of year             334,898,408   338,790,548    63,825,317     35,274,035     81,952,346    71,367,969
                                     -----------   -----------    ----------     ----------     ----------    ----------
       End of period                 321,847,610   334,898,408    67,658,230     63,825,317     82,524,899    81,952,346
                                     ===========   ===========    ==========     ==========     ==========    ==========

       Social Choice                Equity Index
          Account                      Account
---------------------------  ---------------------------
 Six Months     Year Ended    Six Months     Year Ended
    Ended      December 31,      Ended      December 31,
June 30, 2003      2002      June 30, 2003      2002
 (Unaudited)                  (Unaudited)

   2,972,012      5,438,197      5,855,548   11,076,265



     (59,517)    (1,021,310)     1,466,871     (309,776)

  50,707,123     46,290,236     86,020,312   75,253,823
  ----------     ----------     ----------   ----------
  53,619,618     50,707,123     93,342,731   86,020,312
  ==========     ==========     ==========   ==========


NOTE 6--LINES OF CREDIT
--------------------------------------------------------------------------------

The Inflation-Linked Bond, Social Choice and Equity Index Accounts participate in a $2.25 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of participant withdrawals. Certain affiliated accounts and mutual funds, each of which is managed by Investment Management, or an affiliate of Investment Management, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. During six months ended June 30, 2003, there were no borrowings under this facility by the Accounts.

The Bond and Social Choice Accounts participate in letter of credit agreement in the amount of $10 million for the purpose of facilitating the settlement of transactions in the mortgage backed securities market. For the six months ended June 30, 2003, there were no borrowings under this agreement.

                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 73

[LOGO OMITTED]                                               -------------------
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    24 hours a day, 7 days a week

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    o Asset management, trust administration, estate planning, planned giving,
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    o Tuition financing programs


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    8 a.m. to 10 p.m. ET, Monday-Friday
    9 a.m. to 6 p.m. ET, Saturday

                                                                        AF 30034
                                                                     5FUND-08/03

[GRAPHIC OMITTED] Printed on recycled paper

June 30, 2003                                                   [TIAA CRED LOGO]




COLLEGE
RETIREMENT
EQUITIES
FUND

2003

Semiannual Report  | 2003

                 | STOCK
                 |
                 | GLOBAL EQUITIES
                 |
                 | GROWTH




Make this your last paper semiannual report!
Sign up for electronic delivery. Log on to TIAA-CREF.org/profile

CONTENTS

LETTER FROM THE CHAIRMAN                   1

LETTER FROM THE VICE CHAIRMAN              2

MANAGEMENT/STATUS OF THE ACCOUNTS

    Stock Account                          4
    Global Equities Account                6
    Growth Account                         8

STATEMENT OF INVESTMENTS

    Stock Account                           10
    Global Equities Account                 50
    Growth Account                          63

FINANCIAL STATEMENTS

    Statements of Assets and Liabilities    71
    Statements of Operations                71
    Statements of Cash Flows                72
    Statements of Changes in Net Assets     72
    Notes to Financial Statements           73

FOR MORE INFORMATION              BACK COVER


This report contains detailed explanations of the investment results for the CREF Stock, Global Equities, and Growth accounts for the six months ended June 30, 2003. A companion report provides similar information for the CREF Money Market, Inflation-Linked Bond, Bond Market, Social Choice, and Equity Index accounts--the other five accounts available under CREF variable annuities.

A Form 10-K Annual Report and Form 10-Q Quarterly Reports for the TIAA Real Estate Account are available on request. For historical and current performance information for all of our products, visit the TIAA-CREF Web Center at TIAA-CREF.org, or call our Automated Telephone Service (see back cover).

TIAA-CREF Individual & Institutional Services, Inc., distributes the CREF and TIAA Real Estate Account variable annuities. This booklet must be accompanied or preceded by current CREF and TIAA Real Estate Account prospectuses. For additional copies, call 877 518-9161. TIAA-CREF Investment Management serves as investment manager to CREF.

(C)2003 Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF), New York, NY 10017


PERFORMANCE OVERVIEW AS OF 6/30/2003

                                                                        AVERAGE ANNUAL COMPOUND RATES OF TOTAL RETURN(1)
                             INCEPTION DATE  6-MONTH RETURN       1 YEAR           5 YEARS        10 YEARS     SINCE INCEPTION
   EQUITIES
   CREF Stock                    8/1/52           12.10%           -0.19%          -1.87%           8.31%          10.25%
   CREF Global Equities          5/1/92           10.80            -3.40           -4.13            6.41            7.26
   CREF Equity Index            4/29/94           12.41             0.37           -1.32             --            10.08
   CREF Growth                  4/29/94           12.60             2.01           -6.33             --             7.47

   EQUITIES & FIXED INCOME
   CREF Social Choice            3/1/90            9.59             6.31            2.43            9.04           10.19

   FIXED INCOME
   CREF Bond Market              3/1/90            4.30            10.88            7.42            6.96            8.22
   CREF Inflation-Linked Bond    5/1/97            6.09            15.12            9.27             --             8.17
   CREF Money Market2            4/1/88            0.41             1.13            3.98            4.49            5.22

NET ANNUALIZED YIELD  (7-Day Period Ended 6/24/2003)               NET ANNUALIZED YIELD  (30-Day Period Ended 6/30/2003)

                               CURRENT         EFFECTIVE                                               CURRENT

   CREF Money Market             0.70%           0.70%               CREF Bond Market                   3.02%


(1) Due to market volatility, recent performance of the CREF variable annuities may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org, or call 800 842-2776. Past performance should not be taken as a guarantee of the same future rates of return. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less upon redemption.

(2) As with all the CREF variable annuity accounts, the funds you invest in the CREF Money Market Account are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return.

From the Chairman of TIAA-CREF

This report covers the investment performance of three of CREF's variable annuity retirement accounts for the first six months of 2003.

     This marks the first period of rising stock markets in several years, with all of our equity accounts posting double-digit returns not seen since 1999. Our fixed-income and money market accounts have also posted competitive returns for the period.

     Even with the second quarter's positive impact on stock returns and the stabilizing effect of other accounts, most investors have some lingering anxiety after events of the last few years, and many of our participants who have recently retired or are nearing that milestone have seen retirement asset and income levels drop sharply.

     In planning your future, you may have more options than you are aware of. TIAA-CREF's consultants can help you review your alternatives, adjust your portfolio to changing conditions, and make sound financial decisions. Last year alone we held over 100,000 individual counseling sessions and conducted thousands of seminars at institutions across the country to guide our clients in this challenging investment environment.

     For over 85 years, TIAA-CREF has provided high-quality, low-cost financial services backed by objective guidance and support. We are building on those fundamental strengths to assure that we remain attuned to the changing needs of our client institutions and individual participants.

     We are reorganizing our company and our activities in ways that will enable us to develop closer relationships with our customers, provide more comprehensive solutions to their financial needs, and ensure that the quality and pricing of our products and services remain the best available to each of you. Along the way, we look forward to getting your feedback on these important initiatives.

     TIAA-CREF has a long history of putting the interests of our customers at the forefront of everything we do. In the years ahead, that's where our focus will remain.

            We are building on fundamental strengths to assure that
             TIAA-CREF remains attuned to the changing needs of our
                client institutions and individual participants.

/s/ HERBERT M. ALLISON, JR.

[PHOTO OMITTED]

HERBERT M. ALLISON, JR.

CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER

From the Vice Chairman of TIAA-CREF

During the first half of 2003, the S&P 500(R) Index rose 11.76%--its best six-month performance in more than three years. THE Russell 3000(R) Index, which tracks approximately 98% of the domestic stock market, registered a gain of 12.71% year-to-date. Markets around the world were advancing too. While gains varied widely--from Japan's modest 2.92% to Germany's 20.67%--the Morgan Stanley World IndexSM posted an overall return of 11.12%, which was very much in line with results in the United States.

     These strongly positive returns were the result of an upward surge in stock prices in the second quarter, following a small decline during the first quarter. Investors were encouraged by improved earnings prospects among S&P 500 companies and historically low interest rates, which kept the sales of both new and existing housing very active.

     However, the economy's overall growth rate remained low. During the first six months of 2003, gross domestic product (GDP) increased at an annualized rate of 1.9%--well below the long-term trend, which has ranged from 3.00% to 3.25%. At the same time, unemployment increased from 5.7% in January to 6.4% at the end of June. The shortage of jobs has slowed the growth of consumer spending, which accounts for more than two-thirds of GDP.

     Despite these conflicting economic indicators, investment capital poured into the stock market during the second quarter, and this helped to fuel the rise in stock prices. According to data from the Investment Company Institute, the net inflow of money into U.S. stock funds totaled $46.7 billion in the second quarter, reversing the outflow of $11.8 billion during the first three months of the year.

     While the stock market's advance was broadly positive, individual sectors of the Russell 3000 Index did not share in it equally. Technology stocks climbed 18%, and financial stocks, which make up nearly a quarter of the index in market value, rose 12.3%; the lagging oil sector gained only 7.1%, and consumer staples returned 5.3%. Many stocks in foreign markets saw their strong returns boosted further by the increased value of their currencies versus the dollar.

     Investors continued to add to their fixed-income holdings, with U.S. bond funds reporting inflows for each of the first six months of 2003. However, the size of those inflows peaked at $19.7 billion in February and declined to $5.3 billion in June. The bond market produced solid results, with the Lehman Brothers Aggregate Bond Index, which tracks both corporate and government bonds, returning 3.93% year-to-date.

     The three CREF equity accounts reported on here are fully invested in their respective markets. The highly diversified portfolios of these accounts enabled them to closely track their benchmarks, minus their expense charges. The table on page 3 shows the total returns (gains plus income, minus expenses) for each account during the first six months of 2003, compared with their respective benchmarks and with the Morningstar categories that best match the accounts' objectives. The Morningstar returns show how the performance of the CREF accounts compares with the average return of funds with similar objectives. There are two categories shown for the CREF Stock Account because it invests in both the domestic and foreign markets.

     This period provided welcome relief from the declining stock market of the last three years, and an

     This period provided welcome relief from the declining stock market of the last three years, and an ongoing reminder of the importance of maintaining a well-diversified portfolio.

[PHOTO OMITTED]

MARTIN L. LEIBOWITZ

VICE CHAIRMAN
OF TIAA-CREF

2    College Retirement Equities Fund 2003 SEMIANNUAL REPORT
ongoing reminder of the importance of maintaining a well-diversified portfolio. An investor who maintained a balanced portfolio of equities and fixed-income investments during this period retained the opportunity to benefit from this surge in stock prices.

     The second half of the year, of course, could produce very different results, which is why diversification remains the wisest strategy for reducing risk and seeking solid returns. To enable participants to diversify their vital retirement assets effectively, CREF--in combination with the TIAA Traditional Annuity and the TIAA Real Estate Account--offers a broaD range of savings and investing options that are well-suited to the long time horizons of retirement investors.

/s/ MARTIN L. LEIBOWITZ


TOTAL RETURNS FOR THE SIX MONTHS ENDED JUNE 30, 2003

CREF STOCK ACCOUNT ...................................................... 12.10%
CREF Composite Index .................................................... 12.22
Russell 3000(R) Index ................................................... 12.71
Morgan Stanley Capital International EAFE + Canada Index ................ 10.25
Morningstar Large Blend (VA) category ................................... 10.57
Morningstar Foreign Stock (VA) category .................................  7.70


CREF GLOBAL EQUITIES ACCOUNT ............................................ 10.80%
Morgan Stanley Capital International World Index ........................ 11.12
Morningstar World Stock (VA) category ...................................  9.75


CREF GROWTH ACCOUNT ..................................................... 12.60%
Russell 1000(R) Growth Index ............................................ 13.09
Russell 3000(R) Growth Index ............................................ 13.49
Morningstar Large Growth (VA) category .................................. 12.83


Please see pages 4 to 9 for more detailed performance information. The Russell 3000(R) Index, Russell 3000(R) Growth Index and Russell 1000(R) Growth Index are trademarks and service marks of the Frank Russell Company. No CREF account iS promoted, endorsed, sponsored, or sold by or affiliated with the Frank Russell Company. The CREF Composite Index is a weighted average of the Russell 3000 and the MSCI EAFE + Canada indexes. The benchmark indexes are unmanaged, and you cannot purchase shares in these indexes directly. The performance figures for these indexes do not reflect any investment or operating expenses. Note that diversification does not guarantee against losses.

                   2003 SEMIANNUAL REPORT College Retirement Equities Fund     3

Stock Account

INVESTMENT OBJECTIVE

The CREF Stock Account seeks a favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE

Under normal circumstances, the Stock Account invests at least 80% of its assets in a broadly diversified portfolio of common stocks. The account uses TIAA-CREF's Dual Investment Management Strategy(R), which combines active management anD quantitative methods.

o Active managers select domestic and foreign stocks they believe offer superior returns and avoid or underweight stocks they feel are less attractive.

o Quantitative managers use financial models to build an overall portfolio that reflects the risk and investment characteristics of the account's benchmarks: the Russell 3000(R) Index for domestic stocks, and the MSCI EAFE+Canada IndeX for foreign stocks. Quantitative managers may also use proprietary valuation and trading techniques to try to outperform the indices.

Foreign securities are subject to special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.


PERFORMANCE IN THE SIX MONTHS ENDED JUNE 30, 2003

The CREF Stock Account posted a total return of 12.10%, closely tracking the 12.22% return of its composite benchmark, a weighted average of the Russell 3000 and the MSCI EAFE + Canada indexes. (See box at right.) The account's performance topped the 10.57% return of similar variable annuities, as measured by the Morningstar Large Blend (VA) category, which tracked 2,535 variable annuity accounts.

     Both domestic and foreign stocks lost ground in the first quarter but were sharply higher in the second. At the end of March, the Russell 3000 showed a decline of more than 47% over the previous three years; the MSCI World Index was down over 55% during the same period. With Iraq's government falling in April and the United States showing signs of improved business prospects, stocks moved upward in both April and May. Although momentum slowed in June, at the end of that month the Russell 3000 and the MSCI World Index both posted their largest quarterly gains since the fourth quarter of 1998.

     The account's return differed from that of its composite benchmark because of individual stock selections in the foreign portion of the account. The account's domestic holdings outperformed the Russell 3000, partially offsetting the lower relative return of the international selections.

     In the international segment, relative performance was enhanced by overweight investments, versus the benchmark, that included Nissan Motor Company, Yahoo Japan, and Japanese technology company Softbank. Underweight positions in Toyota Motor Corporation as well as in Japanese financial services companies Mitsubishi Tokyo Financial Group and Sumitomo Mitsui Banking Corporation also boosted relative performance. However, performance in the international segment was hurt by overweight holdings in companies such as consumer goods manufacturer Unilever NV, Swiss Reinsurance, and French automaker Renault. Underweight holdings including Deutsche Bank, France Telecom, and Swedish telecommunications company Ericsson also detracted from relative performance.

     In the domestic segment, relative performance was helped by investments in insurer Aetna; travel and hotel company Cendant; and biotechnology company Amgen. The account had larger weightings of these stocks than the benchmark. Above-benchmark weightings in companies that included Freddie Mac and financial services company UnumProvident had a negative effect on performance.

--------------------------------------------------------------------------------
The Account's Benchmarks
--------------------------------------------------------------------------------
We use two benchmarks for the CREF Stock Account: the Russell 3000 Index, representing the U.S. stock market, and the Morgan Stanley Capital International Europe, Australasia, and Far East plus Canada Index, representing foreign stock markets. For a comparison with the account's performance, you might combine these two, weighting them according to the size of the account segments that track the two benchmarks. As of June 30, 2003, approximately 80% of the account tracked the Russell 3000, and 20% tracked the MSCI EAFE+Canada.

     We use the Russell 3000 to measure the U.S. stock market because it includes 98% of the capitalization of all publicly traded U.S. stocks. The Standard & Poor's 500 Stock Index covers only about 75%.
--------------------------------------------------------------------------------

4     College Retirement Equities Fund  2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY INVESTMENT STRATEGY AS OF 6/30/2003

        [The table below represents a pie chart in the printed report.]

                Domestic Enhanced Index Segment              53.6%
                Domestic Active Segment                      26.6%
                International Segment                        19.5%
                Short-Term Investments                        0.3%

--------------------------------------------------------------------------------
$10,000 OVER TEN YEARS

        [The table below represents a line chart in the printed report.]

                                           Russell 3000
             Date          Stock Account       Index      CREF Composite
            ------         -------------   ------------   --------------
            Dec-92              10000           10000          10000
            Jul-93              10029            9983          10038
            Aug-93              10430           10371          10451
            Sep-93              10378           10370          10409
            Oct-93              10607           10518          10590
            Nov-93              10378           10356          10305
            Dec-93              10756           10559          10589
            Jan-94              11199           10882          11004
            Feb-94              10937           10618          10774
            Mar-94              10436           10154          10304
            Apr-94              10577           10270          10473
            May-94              10655           10383          10558
            Jun-94              10442           10099          10340
            Jul-94              10733           10412          10624
            Aug-94              11171           10866          11051
            Sep-94              10921           10635          10800
            Oct-94              11103           10811          11007
            Nov-94              10650           10416          10582
            Dec-94              10744           10577          10730
            Jan-95              10779           10809          10853
            Feb-95              11171           11251          11222
            Mar-95              11493           11531          11566
            Apr-95              11795           11832          11889
            May-95              12182           12261          12230
            Jun-95              12427           12616          12496
            Jul-95              12936           13123          13037
            Aug-95              12970           13239          13060
            Sep-95              13428           13752          13527
            Oct-95              13245           13633          13375
            Nov-95              13795           14238          13937
            Dec-95              14066           14471          14210
            Jan-96              14439           14891          14574
            Feb-96              14640           15110          14765
            Mar-96              14804           15262          14936
            Apr-96              15089           15551          15242
            May-96              15360           15949          15538
            Jun-96              15340           15898          15504
            Jul-96              14660           15066          14743
            Aug-96              15040           15523          15134
            Sep-96              15764           16368          15900
            Oct-96              16005           16667          16136
            Nov-96              17024           17843          17211
            Dec-96              16797           17628          17000
            Jan-97              17501           18603          17748
            Feb-97              17536           18624          17798
            Mar-97              16874           17781          17093
            Apr-97              17571           18657          17841
            May-97              18741           19931          19054
            Jun-97              19543           20759          19874
            Jul-97              20912           22387          21284
            Aug-97              19976           21479          20337
            Sep-97              21079           22697          21491
            Oct-97              20264           21934          20658
            Nov-97              20873           22774          21317
            Dec-97              21226           23231          21713
            Jan-98              21440           23351          21944
            Feb-98              22921           25021          23494
            Mar-98              24043           26261          24597
            Apr-98              24272           26520          24830
            May-98              23777           25865          24300
            Jun-98              24403           26740          25001
            Jul-98              24169           26254          24661
            Aug-98              20532           22232          21008
            Sep-98              21465           23749          22039
            Oct-98              23180           25551          23830
            Nov-98              24569           27114          25239
            Dec-98              26094           28837          26721
            Jan-99              26825           29817          27456
            Feb-99              25884           28761          26537
            Mar-99              26773           29816          27538
            Apr-99              27992           31162          28769
            May-99              27344           30570          28046
            Jun-99              28783           32115          29402
            Jul-99              28291           31141          28841
            Aug-99              28049           30787          28595
            Sep-99              27546           30000          28074
            Oct-99              28890           31882          29695
            Nov-99              29741           32774          30569
            Dec-99              31698           34866          32695
            Jan-00              30322           33499          31268
            Feb-00              30671           33809          31681
            Mar-00              32814           36458          33921
            Apr-00              31558           35173          32614
            May-00              30762           34185          31722
            Jun-00              31695           35197          32747
            Jul-00              31020           34575          32034
            Aug-00              33013           37139          34026
            Sep-00              31456           35458          32445
            Oct-00              31013           34953          31901
            Nov-00              28491           31731          29276
            Dec-00              29024           32264          29875
            1/1/2003            29781           33368          30706
            2/1/2003            27130           30319          27975
            3/1/2003            25310           28343          26130
            4/1/2003            27269           30616          28165
            5/1/2003            27284           30862          28156
            6/1/2003            26629           30293          27531
            7/1/2003            26165           29793          27041
            8/1/2003            24788           28034          25625
            9/1/2003            22563           25561          23323
            10/1/2003           23094           26156          23883
            11/1/2003           24670           28170          25520
            12/1/2003           24993           28567          25847
            1/2/2003            24438           28209          25334
            2/2/2003            24051           27632          24946
            3/2/2003            25130           28844          26085
            4/2/2003            24054           27331          25016
            5/2/2003            23900           27014          24872
            6/2/2003            22250           25069          23244
            7/2/2003            20445           23076          21307
            8/2/2003            20548           23185          21381
            9/2/2003            18369           20748          19130
            10/2/2003           19767           22400          20549
            11/2/2003           20906           23755          21735
            12/2/2003           19812           22413          20609
            1/3/2003            19291           21864          20048
            2/3/2003            19006           21503          19710
            3/3/2003            19061           21729          19802
            4/3/2003            20645           23504          21477
            5/3/2003            21875           24924          22781
            6/3/2003            22210           25260          23137

The graph assumes a $10,000 investment in the CREF Stock Account on July 1, 1993. It shows that, by June 30, 2003, the investment would have grown to $22,210. For comparison, the graph shows how the Stock Account's benchmarks changed over the same period.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/2003

        [The table below represents a pie chart in the printed report.]

                Consumer Products and Services               35.6%
                Financial Services                           20.8%
                Manufacturing and Materials                  14.2%
                Technology                                   13.8%
                Utilities                                     7.8%
                Energy                                        6.2%
                Transportation                                1.3%
                Short-Term Investments                        0.3%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS AS OF 6/30/2003

                                           SHARES      MARKET VALUE   PERCENT OF
COMPANY                                 (IN MILLIONS)  (IN MILLIONS)  NET ASSETS

General Electric Co                          68.5        $1,963.8        2.33
Pfizer, Inc                                  53.2         1,815.6        2.16
Exxon Mobil Corp                             49.2         1,766.6        2.10
Microsoft Corp                               58.1         1,486.9        1.77
Citigroup, Inc                               34.4         1,472.3        1.75
Wal-Mart Stores, Inc                         19.8         1,064.5        1.26
Int'l Business Machines Corp                 12.4         1,026.5        1.22
Merck & Co. Inc                              16.4           993.4        1.18
Johnson & Johnson                            19.2           992.0        1.18
Bank of America Corp                         11.3           889.4        1.06

--------------------------------------------------------------------------------
PERFORMANCE AT A GLANCE AS OF 6/30/2003

                                                                                                           EXPENSES FOR
                                        AVERAGE ANNUAL COMPOUND RATES         CUMULATIVE RATES OF             6 MONTHS
                                             OF TOTAL RETURN(1,2)              TOTAL RETURN(1,2)               ENDED     NET ASSETS
                                         1 YEAR   5 YEARS   10 YEARS   6 MONTHS   1 YEAR  5 YEARS  10 YEARS  6/30/2003 (IN BILLIONS)
STOCK ACCOUNT                            -0.19%    -1.87%     8.31%     12.10%    -0.19%   -8.99%   122.09%   0.28%(3)    $84.15
------------------------------------------------------------------------------------------------------------------------------------
Russell 3000(R)Index                      0.77     -1.13      9.71      12.71      0.77    -5.53    152.64       --         --
MSCI EAFE + Canada Index                 -5.58     -3.58      3.08      10.25     -5.58   -16.66     35.45       --         --
CREF Composite Benchmark                 -0.50     -1.54      8.74      12.22     -0.50    -7.49    131.29       --         --
Morningstar Large Blend (VA) category    -1.58     -3.08      7.68      10.57     -1.58   -14.48    109.54       --         --
Morningstar Foreign Stock (VA) category  -9.84     -4.98      3.40       7.70     -9.84   -22.53     39.68       --         --
------------------------------------------------------------------------------------------------------------------------------------

(1) Due to market volatility, recent performance of the CREF Stock Account may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org, or call 800 842-2776.

(2) Past performance of the Stock Account should not be taken as a guarantee of the same future rates of return. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption.

(3) The expense ratio shown here is based on actual expenses for the first six months of 2003. Note that the expense ratio quoted in the prospectus is an estimate (annualized) based on projected expenses and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in investment results.

                   2003 SEMIANNUAL REPORT College Retirement Equities Fund     5

Global Equities Account

INVESTMENT OBJECTIVE

The CREF Global Equities Account seeks a favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio consisting primarily of foreign and domestic common stocks.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE

o Under normal circumstances, the account invests at least 80% of its assets in equity securities of foreign and domestic companies. Typically, at least 40% of its assets is invested in foreign securities and at least 25% in domestic securities. The remaining 35% is distributed between foreign and domestic securities, as we deem appropriate.

o The account uses TIAA-CREF's Dual Investment Management Strategy(R), which combines active and quantitative methods. (See page 4.) The benchmark for its enhanced index segment--and for the account itself--is the Morgan Stanley Capital International (MSCI) World Index. For its stock selection segment, we select individual stocks while monitoring sector, country, and regional asset allocation.

o Foreign securities are subject to special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

PERFORMANCE IN THE SIX MONTHS ENDED JUNE 30, 2003

The CREF Global Equities Account posted a total return of 10.80% for the period. This was below the 11.12% return of its benchmark, the MSCI World Index, but higher than the 9.75% average return of similar variable annuities, as measured by the Morningstar World Stock (VA) category. This Morningstar category tracked 671 variable annuity accounts as of June 30.

     World stock markets started the year with a decline that drove the MSCI World Index down more than 24% for the twelve months ended March 31. However, steadily rising prices during April, May, and early June produced a 17.04% gain in the index for the quarter, and an 11.12% return year-to-date. The MSCI indexes for Europe and North America were up 12.86% and 12.30%, respectively, in dollar terms, for the six-month period. The MSCI Pacific Index rose a more modest 6.16%.

     The weightings of the account's investments in the North American, European, and Asia-Pacific regions were roughly equal to those of the benchmark. The account's performance differed from the benchmark as a result of individual stock selections, primarily in the Asia-Pacific portion.

     In the Asia-Pacific segment of the portfolio, relative performance was hurt by a number of overweight holdings including Yamato Transport, Fuji Film, and Sony. These negatives more than offset positive contributions from underweight positions such as Mitsubishi Tokyo Financial Group, Sumitomo Mitsui Banking Corporation, and Australian financial services company AMP Ltd.

     Performance in the domestic segment was hurt by overweight holdings in several U.S. companies including PepsiCo, health care firm Baxter International, and software producer Oracle. Positive contributions to performance came from overweight holdings including managed-care company Aetna, seat belt and air bag manufacturer Autoliv, and biotechnology company Amgen.

     In the European segment, positive performance, relative to the benchmark, came from several overweight positions including Swiss health care company Centerpulse, Swiss testing firm SGS Group, and Spanish bank Banco Santander. These positive contributions offset the negative effects of overweight holdings in the British consumer goods provider Reckitt Benckiser, and Swiss biotechnology firm Lonza Group. An underweight position in British home improvement retailer Kingfisher also had a negative effect on returns.

--------------------------------------------------------------------------------
$10,000 OVER TEN YEARS

        [The table below represents a line chart in the printed report.]

             Date            Global Equities Account     MSCI World Index
            ------           -----------------------     ----------------
            Dec-92                    10000                   10000
            Jul-93                    10189                   10203
            Aug-93                    10764                   10669
            Sep-93                    10594                   10469
            Oct-93                    11259                   10755
            Nov-93                    10811                   10144
            Dec-93                    11819                   10638
            Jan-94                    12251                   11337
            Feb-94                    11960                   11188
            Mar-94                    11346                   10703
            Apr-94                    11619                   11031
            May-94                    11664                   11057
            Jun-94                    11585                   11024
            Jul-94                    11887                   11231
            Aug-94                    12356                   11567
            Sep-94                    12085                   11260
            Oct-94                    12352                   11578
            Nov-94                    11838                   11073
            Dec-94                    11764                   11178
            Jan-95                    11468                   11007
            Feb-95                    11586                   11165
            Mar-95                    12140                   11701
            Apr-95                    12607                   12106
            May-95                    12737                   12207
            Jun-95                    13027                   12200
            Jul-95                    13678                   12808
            Aug-95                    13477                   12520
            Sep-95                    13770                   12882
            Oct-95                    13395                   12676
            Nov-95                    13858                   13113
            Dec-95                    14128                   13494
            Jan-96                    14375                   13735
            Feb-96                    14556                   13816
            Mar-96                    14739                   14043
            Apr-96                    15122                   14370
            May-96                    15275                   14380
            Jun-96                    15412                   14450
            Jul-96                    14744                   13936
            Aug-96                    15151                   14094
            Sep-96                    15858                   14642
            Oct-96                    15781                   14742
            Nov-96                    16636                   15565
            Dec-96                    16667                   15313
            Jan-97                    17097                   15494
            Feb-97                    16983                   15670
            Mar-97                    16598                   15357
            Apr-97                    17034                   15856
            May-97                    18367                   16832
            Jun-97                    19192                   17668
            Jul-97                    20204                   18479
            Aug-97                    19382                   17240
            Sep-97                    20438                   18174
            Oct-97                    19540                   17214
            Nov-97                    19616                   17516
            Dec-97                    19724                   17727
            Jan-98                    20341                   18218
            Feb-98                    21461                   19447
            Mar-98                    22488                   20265
            Apr-98                    22727                   20460
            May-98                    22362                   20201
            Jun-98                    22987                   20677
            Jul-98                    22872                   20641
            Aug-98                    19265                   17885
            Sep-98                    19508                   18199
            Oct-98                    20738                   19841
            Nov-98                    21969                   21017
            Dec-98                    23388                   22041
            Jan-99                    24134                   22520
            Feb-99                    23328                   21918
            Mar-99                    23944                   22827
            Apr-99                    24722                   23724
            May-99                    23862                   22854
            Jun-99                    25269                   23917
            Jul-99                    25585                   23842
            Aug-99                    25253                   23796
            Sep-99                    25271                   23562
            Oct-99                    26446                   24784
            Nov-99                    28451                   25478
            Dec-99                    31819                   27537
            Jan-00                    30714                   25957
            Feb-00                    32599                   26024
            Mar-00                    33033                   27819
            Apr-00                    31078                   26640
            May-00                    29596                   25962
            Jun-00                    30779                   26833
            Jul-00                    29876                   26074
            Aug-00                    31458                   26919
            Sep-00                    29294                   25485
            Oct-00                    28583                   25055
            Nov-00                    26115                   23530
            Dec-00                    26668                   23908
            1/1/2003                  26944                   24379
            2/1/2003                  24423                   22316
            3/1/2003                  22712                   20835
            4/1/2003                  24341                   22365
            5/1/2003                  24057                   22052
            6/1/2003                  23158                   21359
            7/1/2003                  22696                   20962
            8/1/2003                  21559                   19958
            9/1/2003                  19645                   18207
            10/1/2003                 20182                   18631
            11/1/2003                 21325                   19749
            12/1/2003                 21463                   19878
            1/2/2003                  20705                   19270
            2/2/2003                  20354                   19060
            3/2/2003                  21328                   19920
            4/2/2003                  20589                   19207
            5/2/2003                  20534                   19253
            6/2/2003                  19272                   18081
            7/2/2003                  17498                   16580
            8/2/2003                  17529                   16609
            9/2/2003                  15709                   14780
            10/2/2003                 16800                   15869
            11/2/2003                 17654                   16723
            12/2/2003                 16801                   15910
            1/3/2003                  16316                   15425
            2/3/2003                  16092                   15155
            3/3/2003                  16020                   15105
            4/3/2003                  17460                   16444
            5/3/2003                  18373                   17379
            6/3/2003                  18616                   17678

The graph assumes a $10,000 investment in the CREF Global Equities Account on July 1, 1993. It shows that, by June 30, 2003, the investment would have grown to $18,616. For comparison, the graph shows how the MSCI World Index, the Global Equities Account's benchmark, changed over the same period.

6    College Retirement Equities Fund  2003 SEMIANNUAL REPORT

The Account's Benchmark

The benchmark we use for the CREF Global Equities Account is the Morgan Stanley Capital International (MSCI) World Index. This index is an aggregate of 23 developed market countries. MSCI calculates indexes by applying full market capitalization weights (price multiplied by the number of shares outstanding) for the securities in the index. MSCI calculates regional indexes using GDP weightings for countries.

     In constructing its country indexes, MSCI defines the securities listed (i.e., available for trading) in each country, sorts them into industry groups, and selects the largest ones within each industry (by market capitalization) until it has 60% of each industry represented. It deletes stocks without sufficient liquidity and corrects for cross-ownership among stocks in the index, then weights them all by market capitalization for each stock.

--------------------------------------------------------------------------------
DIVERSIFICATION AMONG WORLD MARKETS AS OF 6/30/2003

        [The table below represents a pie chart in the printed report.]

                   United States                        55.7%
                   United Kingdom                       10.4%
                   Japan                                 8.4%
                   Switzerland                           4.3%
                   France                                3.3%
                   Netherlands                           2.9%
                   Canada                                2.6%
                   Australia                             2.1%
                   Germany                               2.1%
                   19 other nations                      7.2%
                   Short-Term Investments                1.0%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS AS OF 6/30/2003

                                                         PERCENT
                                                            OF
                             SHARES         MARKET VALUE   NET
   COMPANY                   (IN MILLIONS) (IN MILLIONS)  ASSETS     COUNTRY

 Pfizer, Inc                       3.9         $131.6      2.08   United States
 General Electric Co               4.6          131.6      2.08   United States
 Exxon Mobil Corp                  3.4          120.4      1.91   United States
 Citigroup, Inc                    2.6          110.7      1.75   United States
 Int'l Business Machines Corp      1.1           90.5      1.43   United States
 Microsoft Corp                    3.4           86.1      1.36   United States
 Procter & Gamble Co               0.9           78.0      1.23   United States
 Verizon Communications, Inc       2.0           77.9      1.23   United States
 Fannie Mae                        1.1           71.3      1.13   United States
 Amgen, Inc                        1.0           67.7      1.07   United States

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/2003

        [The table below represents a pie chart in the printed report.]

                   Consumer Products and Services        32.9%
                   Financial Services                    21.6%
                   Manufacturing and Materials           13.9%
                   Technology                            13.5%
                   Utilities                              8.2%
                   Energy                                 7.5%
                   Transportation                         1.4%
                   Short-Term Investments                 1.0%

--------------------------------------------------------------------------------
PERFORMANCE AT A GLANCE AS OF 6/30/2003

                                                                                                           EXPENSES FOR
                                      AVERAGE ANNUAL COMPOUND RATES          CUMULATIVE RATES OF             6 MONTHS
                                           OF TOTAL RETURN(1,2)               TOTAL RETURN(1,2)                ENDED    NET ASSETS
                                        1 YEAR   5 YEARS  10 YEARS    6 MONTHS  1 YEAR  5 YEARS  10 YEARS   6/30/2003  (IN BILLIONS)
GLOBAL EQUITIES ACCOUNT                 -3.40%   -4.13%      6.41%     10.80%   -3.40%   -19.02%    86.16%    0.28%(3)    $ 6.32
------------------------------------------------------------------------------------------------------------------------------------
MSCI World Index                        -2.37    -3.09       5.86      11.12    -2.37    -14.53     76.74       --            --
Morningstar World Stock (VA) category   -5.22    -1.29       7.35       9.75    -5.22     -6.29    103.17       --            --
------------------------------------------------------------------------------------------------------------------------------------

(1) Due to market volatility, recent performance of the CREF Global Equities Account may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org, or call 800 842-2776.

(2) Past performance of the Global Equities Account should not be taken as a guarantee of the same future rates of return. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption.

(3) The expense ratio shown here is based on actual expenses for the first six months of 2003. Note that the expense ratio quoted in the prospectus is an estimate (annualized) based on projected expenses and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in investment results.

                    2003 SEMIANNUAL REPORT College Retirement Equities Fund    7

Growth Account

INVESTMENT OBJECTIVE

The CREF Growth Account seeks a favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE

The account invests at least 80% of its assets in common stocks and other equity securities. The account uses TIAA-CREF's Dual Investment Management Strategy(R) combining active and quantitative methods.

o Active managers select stocks they believe offer exceptional growth potential and avoid or underweight stocks they feel are less attractive. Quantitative managers use financial models to build an overall portfolio that reflects the risk and investment characteristics of the account's benchmark, the Russell 1000(R) Growth Index.

o Growth stocks are generally those of rapidly growing companies, often in emerging areas of the economy, and companies with distinctive products or promising markets.

o Sixty percent of the portfolio may be invested overseas. (Foreign investments are subject to special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.)


PERFORMANCE IN THE SIX MONTHS ENDED JUNE 30, 2003

The CREF Growth Account returned 12.60% for the period, compared with 13.09% for its benchmark, the Russell 1000 Growth Index. The account's performance trailed the 12.83% return of similar variable annuities, as measured by the Morningstar Large Growth category, which tracked 2,835 variable annuity accounts at the end of June.

     Growth stocks did well during the first six months of the year, propelled by the double-digit gains of many technology stocks. The return of the large-cap Russell 1000 Growth Index surpassed that of the Russell 1000 Value Index, which returned 11.57%. The Russell 3000(R) Index, which represents the broader market, advanced 12.71% for the period.

     During the period, the account's return lagged that of the benchmark because of a number of individual stock selections. The largest detractors were Automated Data Processing and health care companies Baxter International and Schering-Plough. The account had larger weightings of these stocks than the benchmark. Also negatively affecting performance were underweight holdings that included General Electric, health care company Genentech, and EMC, an automated data storage firm.

     Positive contributions to relative performance came from such holdings as Sun Microsystems and health care companies Amgen and Anthem. The account had larger weightings of these stocks than the benchmark. The account also benefited by its below-benchmark weightings in firms that included American International Group and health care companies HCA and Boston Scientific.

--------------------------------------------------------------------------------
The Account's Benchmark
--------------------------------------------------------------------------------
The benchmark currently used for the CREF Growth Account is the Russell 1000 Growth Index, representing the large-cap stocks within the growth sector of the U.S. stock market.This index is a subset of the Russell 1000 Index, which measures about 90% of the U.S. stock market. The Russell 1000 Growth Index consists of companies in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

     On October 1, 2002, the CREF Growth Account's performance benchmark changed from the Russell 3000 Growth Index to the Russell 1000 Growth Index. The move was designed to align the account's portfolio more closely with the large-capitalization growth category used by Morningstar in its variable annuity ratings.

     Although dominated by large-cap growth stocks, the Russell 3000 Growth Index also contains holdings in small-cap growth stocks. However, there is considerable overlap between the two benchmarks: The Russell 1000 Growth Index accounts for about 93% of the capitalization of the Russell 3000 Growth Index.
--------------------------------------------------------------------------------

8    College Retirement Equities Fund  2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/2003

        [The table below represents a pie chart in the printed report.]

                Consumer Products and Services               53.0%
                Technology                                   25.8%
                Manufacturing and Materials                   9.0%
                Financial Services                            8.7%
                Energy                                        1.3%
                Transportation                                0.8%
                Utilities                                     0.4%
                Short-Term Investments                        1.0%

--------------------------------------------------------------------------------
$10,000 SINCE 4/29/1994 INCEPTION

        [The table below represents a line chart in the printed report.]

                            Growth            Russell 3000        Russell 1000
      Date                  Account           Growth Index        Growth Index
     ------                 -------           ------------        ------------
     May-94                  10000               10000               10000
     May-94                  10114               10117               10152
     Jun-94                   9817                9807                9851
     Jul-94                  10087               10123               10188
     Aug-94                  10649               10705               10755
     Sep-94                  10503               10577               10609
     Oct-94                  10644               10813               10859
     Nov-94                  10246               10458               10511
     Dec-94                  10425               10641               10687
     Jan-95                  10590               10823               10915
     Feb-95                  11080               11281               11373
     Mar-95                  11420               11611               11704
     Apr-95                  11636               11857               11960
     May-95                  12063               12246               12376
     Jun-95                  12508               12754               12854
     Jul-95                  13047               13331               13388
     Aug-95                  13002               13361               13403
     Sep-95                  13498               13941               14021
     Oct-95                  13393               13879               14031
     Nov-95                  14082               14426               14576
     Dec-95                  14095               14532               14659
     Jan-96                  14594               14957               15150
     Feb-96                  14884               15270               15427
     Mar-96                  15007               15318               15447
     Apr-96                  15390               15799               15853
     May-96                  15925               16378               16407
     Jun-96                  15798               16283               16429
     Jul-96                  14899               15222               15467
     Aug-96                  15550               15687               15866
     Sep-96                  16597               16795               17021
     Oct-96                  16678               16813               17124
     Nov-96                  17917               17998               18409
     Dec-96                  17689               17712               18049
     Jan-97                  18895               18876               19315
     Feb-97                  18633               18654               19184
     Mar-97                  17824               17617               18146
     Apr-97                  18818               18667               19351
     May-97                  20194               20132               20747
     Jun-97                  20859               20927               21578
     Jul-97                  22517               22704               23486
     Aug-97                  21714               21562               22111
     Sep-97                  22566               22690               23200
     Oct-97                  21818               21796               22342
     Nov-97                  22440               22573               23291
     Dec-97                  22715               22802               23552
     Jan-98                  23315               23389               24256
     Feb-98                  24974               25176               26081
     Mar-98                  26028               26185               27121
     Apr-98                  26420               26528               27496
     May-98                  25442               25666               26716
     Jun-98                  26752               27120               28352
     Jul-98                  26495               26756               28164
     Aug-98                  21759               22563               23937
     Sep-98                  23450               24339               25776
     Oct-98                  25465               26241               27848
     Nov-98                  27211               28240               29966
     Dec-98                  30186               30787               32668
     Jan-99                  31836               32563               34586
     Feb-99                  30510               30966               33006
     Mar-99                  31583               32560               34745
     Apr-99                  31857               32797               34789
     May-99                  31361               31867               33720
     Jun-99                  33750               34058               36082
     Jul-99                  32695               32977               34935
     Aug-99                  32999               33387               35506
     Sep-99                  32687               32776               34760
     Oct-99                  34176               35137               37385
     Nov-99                  36092               37154               39402
     Dec-99                  40002               41201               43500
     Jan-00                  38227               39379               41461
     Feb-00                  40874               41840               43487
     Mar-00                  43823               44206               46600
     Apr-00                  41953               41932               44383
     May-00                  39583               39713               42148
     Jun-00                  42761               42864               45342
     Jul-00                  40769               40946               43452
     Aug-00                  44850               44693               47386
     Sep-00                  40404               40599               42904
     Oct-00                  38557               38582               40873
     Nov-00                  32693               32807               34848
     Dec-00                  31779               31965               33746
     1/1/2003                33859               34199               36077
     2/1/2003                27810               28472               29952
     3/1/2003                24586               25411               26693
     4/1/2003                27807               28617               30069
     5/1/2003                27457               28276               29626
     6/1/2003                26831               27732               28940
     7/1/2003                25986               26922               28217
     8/1/2003                23694               24754               25910
     9/1/2003                21168               22181               23323
     10/1/2003               22296               23405               24546
     11/1/2003               24555               25634               26904
     12/1/2003               24499               25692               26854
     1/2/2003                24005               25207               26379
     2/2/2003                22790               24121               25285
     3/2/2003                23662               25039               26159
     4/2/2003                21679               23099               24024
     5/2/2003                21107               22482               23443
     6/2/2003                18915               20414               21274
     7/2/2003                17758               19228               20105
     8/2/2003                17835               19282               20165
     9/2/2003                15972               17319               18073
     10/2/2003               17448               18862               19731
     11/2/2003               18427               19938               20803
     12/2/2003               17135               18561               19366
     1/3/2003                16703               18107               18895
     2/3/2003                16700               17998               18808
     3/3/2003                16962               18329               19158
     4/3/2003                18255               19707               20574
     5/3/2003                19089               20770               21601
     6/3/2003                19297               21063               21899

The graph assumes a $10,000 investment in the CREF Growth Account on April 29, 1994. It shows that, by June 30, 2003, the investment would have grown to $19,297. For comparison, the graph shows how the Russell 1000 Growth Index and the Russell 3000 Growth Index changed over the same period.

--------------------------------------------------------------------------------
PERCENT BY CAPITALIZATION AS OF 6/30/2003

        [The table below represents a pie chart in the printed report.]

                Large-Capitalization Stocks:
                Over $5 billion                              89.60%

                Middle-Capitalization Stocks:
                $1-$5 billion                                10.11%

                Small-Capitalization Stocks:
                Under $1 billion                              0.29%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS AS OF 6/30/2003

                                        SHARES      MARKET VALUE      PERCENT OF
   COMPANY                           (IN MILLIONS)  (IN MILLIONS)     NET ASSETS

Pfizer, Inc                               17.3          $589.9           6.32
General Electric Co                       17.8           509.7           5.46
Microsoft Corp                            16.6           424.8           4.55
Johnson & Johnson                          5.6           287.6           3.08
Amgen, Inc                                 4.2           282.2           3.02
Cisco Systems, Inc                        16.1           266.4           2.86
Wal-Mart Stores, Inc                       4.9           263.9           2.83
Int'l Business Machines Corp               2.9           235.3           2.52
Intel Corp                                11.2           232.3           2.49
Fannie Mae                                 3.3           220.2           2.36

--------------------------------------------------------------------------------
PERFORMANCE AT A GLANCE AS OF 6/30/2003

                                       AVERAGE ANNUAL COMPOUND RATES           CUMULATIVE RATES             EXPENSES FOR
                                           OF TOTAL RETURN(1,2)              OF TOTAL RETURN(1,2)             6 MONTHS
                                                          SINCE                                    SINCE       ENDED    NET ASSETS
                                        1 YEAR  5 YEARS INCEPTION(3)  6 MONTHS  1 YEAR 5 YEARS  INCEPTION(3) 6/30/2003 (IN BILLIONS)
GROWTH ACCOUNT                           2.01%  -6.33%     7.47%       12.60%    2.01%  -27.88%    93.72%     0.27%(4)    $9.33
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000(R)Growth Index              2.94   -5.03      8.96        13.09     2.94   -22.76    119.83        --           --
Russell 3000(R)Growth Index              2.79   -5.00      8.41        13.49     2.79   -22.63    109.83        --           --
Morningstar Large Growth (VA) category  -1.75   -3.98      9.75        12.83    -1.75   -18.36     89.78        --           --
------------------------------------------------------------------------------------------------------------------------------------


(1) Due to market volatility, recent performance of the CREF Growth Account may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org, or call 800 842-2776.

(2) Past performance of the Growth Account should not be taken as a guarantee of the same future rates of return. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption.

(3)  Inception date: 4/29/1994

(4) The expense ratio shown here is based on actual expenses for the first six months of 2003. Note that the expense ratio quoted in the prospectus is an estimate (annualized) based on projected expenses and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in investment results.

                    2003 SEMIANNUAL REPORT College Retirement Equities Fund    9

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

                               Summary by Industry

                                                          VALUE (000)        %
--------------------------------------------------------------------------------
BONDS
CORPORATE BONDS:
Business Services .....................................   $         0      0.00%
Holding and Other Investment Offices ..................           346      0.00
Nondepository Institutions ............................           413      0.00
                                                          -----------    ------
TOTAL CORPORATE BONDS .................................           759      0.00
                                                          -----------    ------
 (COST $10,712)
GOVERNMENT BOND:
U.S. Treasury Security ................................           365      0.00
                                                          -----------    ------
TOTAL GOVERNMENT BOND .................................           365      0.00
                                                          -----------    ------
 (COST $315)
TOTAL BONDS ...........................................         1,124      0.00
                                                          -----------    ------
 (COST $11,027)
PREFERRED STOCK:
Chemicals and Allied Products .........................        16,813      0.02
Communications ........................................             0      0.00
Health Services .......................................             6      0.00
Instruments and Related Products ......................         1,657      0.00
Motion Pictures .......................................           133      0.00
Primary Metal Industries ..............................             0      0.00
Printing and Publishing ...............................        26,888      0.03
Rubber and Miscellaneous Plastic Products .............         6,740      0.01
Transportation Equipment ..............................        31,123      0.04
                                                          -----------    ------
TOTAL PREFERRED STOCK .................................        83,360      0.10
                                                          -----------    ------
 (COST $77,627)

COMMON STOCK:
Agricultural Production-Crops .........................         6,242      0.01
Agricultural Production-Livestock .....................           534      0.00
Agricultural Services .................................        22,676      0.03
Amusement and Recreation Services .....................       109,124      0.13
Apparel and Accessory Stores ..........................       445,750      0.53
Apparel and Other Textile Products ....................       117,416      0.14
Auto Repair, Services and Parking .....................        17,198      0.02
Automotive Dealers and Service Stations ...............       106,247      0.13
Building Materials and Garden Supplies ................       817,438      0.97
Business Services .....................................     5,698,027      6.77
Chemicals and Allied Products .........................    10,783,885     12.81
Coal Mining ...........................................        30,855      0.04
Communications ........................................     5,459,245      6.49
Depository Institutions ...............................     9,956,723     11.83
Eating and Drinking Places ............................       468,027      0.56
Educational Services ..................................       132,369      0.16
Electric, Gas, and Sanitary Services ..................     2,936,535      3.49
Electronic and Other Electric Equipment ...............     6,004,904      7.14
Engineering and Management Services ...................       617,064      0.73
Environmental Quality and Housing .....................            29      0.00
Fabricated Metal Products .............................       439,386      0.52
Food and Kindred Products .............................     3,177,557      3.78
Food Stores ...........................................       595,147      0.71
Forestry ..............................................       131,174      0.16
Furniture and Fixtures ................................       282,408      0.34
Furniture and Homefurnishings Stores ..................       266,097      0.32
General Building Contractors ..........................       238,419      0.28
General Merchandise Stores ............................     1,961,658      2.33
Health Services .......................................       450,052      0.53
Heavy Construction, Except Building ...................       100,866      0.12
Holding and Other Investment Offices ..................     1,475,765      1.75
Hotels and Other Lodging Places .......................       253,186      0.30
Industrial Machinery and Equipment ....................     4,832,454      5.74
Instruments and Related Products ......................     2,092,261      2.49
Insurance Agents, Brokers and Services ................       254,168      0.30
Insurance Carriers ....................................     3,965,105      4.71
Justice, Public Order and Safety ......................           752      0.00
Leather and Leather Products ..........................        44,607      0.05
Legal Services ........................................         3,546      0.00
Local and Interurban Passenger Transit ................        60,263      0.07
Lumber and Wood Products ..............................        51,988      0.06
Metal Mining ..........................................       303,442      0.36
Miscellaneous Manufacturing Industries ................       163,502      0.19
Miscellaneous Retail ..................................       713,674      0.85
Motion Pictures .......................................       449,002      0.54
Nondepository Institutions ............................     2,058,204      2.45
Nonmetallic Minerals, Except Fuels ....................        25,916      0.03
Oil and Gas Extraction ................................     1,501,955      1.78
Paper and Allied Products .............................       585,917      0.70
Personal Services .....................................       116,680      0.14
Petroleum and Coal Products ...........................     3,495,088      4.15
Pipelines, Except Natural Gas .........................         9,669      0.01
Primary Metal Industries ..............................       403,330      0.48
Printing and Publishing ...............................       762,531      0.91
Railroad Transportation ...............................       321,306      0.38
Real Estate ...........................................       146,303      0.17
Rubber and Miscellaneous Plastic Products .............       154,157      0.18
Security and Commodity Brokers ........................     1,346,110      1.60
Social Services .......................................           465      0.00
Special Trade Contractors .............................        17,256      0.02
Stone, Clay, and Glass Products .......................       242,173      0.29
Textile Mill Products .................................        36,290      0.04
Tobacco Products ......................................       875,076      1.04
Transportation By Air .................................       363,080      0.43
Transportation Equipment ..............................     2,523,034      3.01
Transportation Services ...............................        97,763      0.12
Trucking and Warehousing ..............................       305,046      0.36
Water Transportation ..................................        53,669      0.06
Wholesale Trade-Durable Goods .........................     1,232,327      1.46
Wholesale Trade-Nondurable Goods ......................       681,865      0.81
                                                          -----------    ------
TOTAL COMMON STOCK ....................................    83,391,977     99.10
                                                          -----------    ------
 (COST $71,934,240)
SHORT TERM INVESTMENTS
Certificates of Deposit ...............................       163,025      0.19
Commercial Paper ......................................     1,420,316      1.69
U.S. Government and Agencies Discount Notes ...........     1,147,641      1.36
Variable Notes ........................................        49,998      0.06
                                                          -----------    ------
TOTAL SHORT TERM INVESTMENTS ..........................     2,780,980      3.30
                                                          -----------    ------
 (COST $2,779,468)
TOTAL PORTFOLIO
 (COST $74,802,362) ...................................    86,257,441    102.50
OTHER ASSETS & LIABILITIES, NET .......................    (2,105,452)    (2.50)
                                                          -----------    ------
NET ASSETS ............................................   $84,151,989    100.00%
                                                          ===========    ======

                               Summary by Country

                                                          VALUE (000)        %
--------------------------------------------------------------------------------
DOMESTIC:
United States .........................................   $66,948,618     77.62%
                                                          -----------    ------
TOTAL DOMESTIC ........................................   $66,948,618     77.62
                                                          -----------    ------
FOREIGN:

Australia .............................................       710,242      0.82
Austria ...............................................        12,118      0.01
Belgium ...............................................        91,091      0.11
Bermuda ...............................................        53,902      0.06
Canada ................................................       939,572      1.09
Denmark ...............................................        65,285      0.08
Finland ...............................................       281,951      0.33
France ................................................     1,330,235      1.54
Germany ...............................................       685,128      0.79
Greece ................................................        28,200      0.03
Hong Kong .............................................       205,822      0.24
Hungary ...............................................         3,990      0.00
Ireland ...............................................       142,804      0.17
Israel ................................................         5,129      0.01
Italy .................................................       630,097      0.73

                       SEE NOTES TO FINANCIAL STATEMENTS

10    College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

                                                          VALUE (000)        %
--------------------------------------------------------------------------------
Japan .................................................   $ 3,331,293      3.86%
Korea .................................................         2,932      0.00
Luxembourg ............................................        20,965      0.02
Malaysia ..............................................             3      0.00
Netherlands ...........................................     1,114,884      1.29
New Zealand ...........................................        29,976      0.04
Norway ................................................        49,407      0.06
Portugal ..............................................        68,804      0.08
Singapore .............................................        86,252      0.10
Spain .................................................       566,021      0.66
Sweden ................................................       339,803      0.40
Switzerland ...........................................     1,476,290      1.71
Taiwan ................................................        86,006      0.10
United Kingdom ........................................     4,169,641      4.83
                                                          -----------    ------
TOTAL FOREIGN .........................................    16,527,843     19.16
                                                          -----------    ------
SHORT TERM ............................................     2,780,980      3.22
                                                          -----------    ------
TOTAL PORTFOLIO .......................................   $86,257,441    100.00%
                                                          ===========    ======

  PRINCIPAL                                                        VALUE (000)
  ---------                                                        -----------
BONDS--0.00%
 CORPORATE BONDS--0.00%
  BUSINESS SERVICES--0.00%
                   EXDS, Inc (Sub Note)
$ 9,949,900      b* 0.000%, 02/15/08 ............................   $         0
                                                                    -----------
                   TOTAL BUSINESS SERVICES                                    0
                                                                    -----------
  HOLDING AND OTHER INVESTMENT OFFICES--0.00%
                   National Health Investors, Inc (Sr Sub Deb)
    346,000      f 9.000%, 01/01/06 .............................           346
                                                                    -----------
                   TOTAL HOLDING AND OTHER INVESTMENT OFFICES               346
                                                                    -----------
  NONDEPOSITORY INSTITUTIONS--0.00%
                   Ugly Duckling Corp (Sub Deb)
    413,400          12.000%, 10/23/03 ..........................           413
                                                                    -----------
                   TOTAL NONDEPOSITORY INSTITUTIONS                         413
                                                                    -----------
                   TOTAL CORPORATE BONDS
                    (COST $10,712)                                          759
                                                                    -----------
 GOVERNMENT BOND--0.00%
  U.S. TREASURY SECURITY--0.00%
                   United States Treasury Note
    325,000        5.000%, 02/15/11 .............................           365
                                                                    -----------
                   TOTAL U.S. TREASURY SECURITY                             365
                                                                    -----------
                   TOTAL GOVERNMENT BOND
                    (COST $315)                                             365
                                                                    -----------
                   TOTAL BONDS
                    (COST $11,027)                                        1,124
                                                                    -----------
   SHARES
   ------
PREFERRED STOCK--0.10%
 CHEMICALS AND ALLIED PRODUCTS--0.02%
    941,176      f* Advanced Medicine Series C ...................        9,412
    444,445      f* Advanced Medicine Series D ...................        4,444
     47,767        Henkel Kgaa ...................................        2,957
                                                                    -----------
                   TOTAL CHEMICALS AND ALLIED PRODUCTS                   16,813
                                                                    -----------
 COMMUNICATIONS--0.00%
          1        Tele Norte Leste Participacoes S.A ............            0
                                                                    -----------
                   TOTAL COMMUNICATIONS                                       0
                                                                    -----------
 HEALTH SERVICES--0.00%
        282      * Dynacq International, Inc......................            4
      8,534      * MEDIQ, Inc ....................................            2
                                                                    -----------
                   TOTAL HEALTH SERVICES                                      6
                                                                    -----------
 INSTRUMENTS AND RELATED PRODUCTS--0.00%
     45,809        Fresenius Medical Care AG .....................        1,657
                                                                    -----------
                   TOTAL INSTRUMENTS AND RELATED PRODUCTS                 1,657
                                                                    -----------
 MOTION PICTURES--0.00%
     20,000        ProSieben SAT.1 Media AG ......................          133
                                                                    -----------
                   TOTAL MOTION PICTURES                                    133
                                                                    -----------
 PRIMARY METAL INDUSTRIES--0.00%
    490,350      * Superior Trust I ..............................            0
                                                                    -----------
                   TOTAL PRIMARY METAL INDUSTRIES                             0
                                                                    -----------
 PRINTING AND PUBLISHING--0.03%
  4,362,571        News Corp Ltd .................................       26,888
                                                                    -----------
                   TOTAL PRINTING AND PUBLISHING                         26,888
                                                                    -----------
 RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.01%
    132,287      * Sealed Air Corp (New) .........................        6,740
                                                                    -----------
                   TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS        6,740
                                                                    -----------
 TRANSPORTATION EQUIPMENT--0.04%
     70,462        Porsche AG ....................................       29,858
     42,203        Volkswagen AG .................................        1,265
                                                                    -----------
                   TOTAL TRANSPORTATION EQUIPMENT                        31,123
                                                                    -----------
                   TOTAL PREFERRED STOCK
                    (COST $77,627)                                       83,360
                                                                    -----------
COMMON STOCK--99.10%
 AGRICULTURAL PRODUCTION-CROPS--0.01%
     22,459        Alico, Inc ....................................          555
    244,755        Delta & Pine Land Co ..........................        5,380
     83,347      * Seminis, Inc (Class A) ........................          307
                                                                    -----------
                   TOTAL AGRICULTURAL PRODUCTION-CROPS                    6,242
                                                                    -----------
 AGRICULTURAL PRODUCTION-LIVESTOCK--0.00%
      2,579        Seaboard Corp .................................          534
                                                                    -----------
                   TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK                  534
                                                                    -----------
 AGRICULTURAL SERVICES--0.03%
    387,487        Syngenta AG ...................................       19,424
    166,195      * VCA Antech, Inc ...............................        3,252
                                                                    -----------
                   TOTAL AGRICULTURAL SERVICES                           22,676
                                                                    -----------
 AMUSEMENT AND RECREATION SERVICES--0.13%
    317,093      * Alliance Gaming Corp ..........................        5,996
     13,688      * America's Car Mart, Inc .......................          250
    166,839      * Argosy Gaming Co ..............................        3,489
    227,296      * Aztar Corp ....................................        3,662
    206,808     e* Bally Total Fitness Holding Corp ..............        1,867
     47,866      * Championship Auto Racing Teams, Inc ...........          120
     37,850        Churchill Downs, Inc ..........................        1,450
     72,742        Dover Downs Gaming & Entertainment, Inc .......          673
    107,691        Dover Motorsport, Inc .........................          442
  1,927,691        EMI Group plc .................................        3,881
    134,817      * Gaylord Entertainment Co ......................        2,638
  1,090,000        Greek Organization of Football Prognostics S.A.       11,115
    677,127      * Harrah's Entertainment, Inc ...................       27,248
    138,675        International Speedway Corp (Class A) .........        5,479
    114,310      * Isle Of Capri Casinos, Inc ....................        1,890
    296,727      * Magna Entertainment Corp (Class A) ............        1,484
    142,660      * MTR Gaming Group, Inc .........................        1,101
     70,750     e* Multimedia Games, Inc .........................        1,804
     31,434      e Oriental Land Co Ltd ..........................        1,377
    205,409      * Penn National Gaming, Inc .....................        4,221
     36,830        Sankyo Co Ltd (Gunma) .........................          919
    500,526      * Six Flags, Inc ................................        3,394
     87,844        Speedway Motorsports, Inc .....................        2,354
    224,806      * Station Casinos, Inc ..........................        5,676
    220,000        TAB Ltd .......................................          480
    820,054        TABCORP Holdings Ltd ..........................        5,923
  1,444,000        William Hill plc ..............................        6,803
    171,214      * WMS Industries, Inc ...........................        2,669
     69,887        World Wrestling Federation Entertainment, Inc..          719
                                                                    -----------
                   TOTAL AMUSEMENT AND RECREATION SERVICES              109,124
                                                                    -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    11

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

   SHARES                                                            VALUE (000)
   ------                                                            -----------
 APPAREL AND ACCESSORY STORES--0.53%
  1,098,721      * Abercrombie & Fitch Co (Class A) ..............  $    31,215
     99,253      * Aeropostale, Inc ..............................        2,132
    329,413      * American Eagle Outfitters, Inc ................        5,969
    284,737      * AnnTaylor Stores Corp .........................        8,243
     25,334      * Bebe Stores, Inc ..............................          485
     46,806      * Buckle, Inc ...................................          900
    119,618        Burlington Coat Factory Warehouse Corp ........        2,141
      5,966      * Cache, Inc ....................................           92
     46,303      * Casual Male Retail Group, Inc .................          240
     97,916        Cato Corp (Class A) ...........................        2,064
     77,502      * Charlotte Russe Holding, Inc ..................          800
    718,456      * Charming Shoppes, Inc .........................        3,571
    553,433      * Chico's FAS, Inc ..............................       11,650
     75,649     e* Children's Place Retail Stores, Inc ...........        1,502
    157,915      * Christopher & Banks Corp ......................        5,841
    160,870      Claire's Stores, Inc ............................        4,080
    108,618      f Claire's Stores, Inc (Class A) ................        2,755
     29,401        Deb Shops, Inc ................................          553
    174,310      * Dress Barn, Inc ...............................        2,209
      4,184     b* Edison Brothers Stores, Inc Wts 12/10/05 ......            0
    100,126      * Factory 2-U Stores, Inc .......................          499
     50,770        Fast Retailing Co Ltd .........................        1,569
    116,182      * Finish Line, Inc (Class A) ....................        2,580
    637,164        Foot Locker, Inc ..............................        8,442
    129,959     e* Footstar, Inc .................................        1,689
  8,113,150        Gap, Inc ......................................      152,203
    143,252      * Genesco, Inc ..................................        2,536
    107,870        Goody's Family Clothing, Inc ..................          933
    191,236      * Gymboree Corp .................................        3,209
  1,072,971        Hennes & Mauritz AB (B Shs) ...................       24,663
    213,412      * Hot Topic, Inc ................................        5,743
     25,462      * JOS A. Bank Clothiers, Inc ....................          851
  2,764,035        Limited Brands, Inc ...........................       42,843
     18,533      * Mothers Work, Inc .............................          496
    679,264        Nordstrom, Inc ................................       13,259
     67,507        Oshkosh B'gosh, Inc (Class A) .................        1,823
    312,907      * Pacific Sunwear of California, Inc ............        7,538
    441,075      * Payless Shoesource, Inc .......................        5,513
    369,356        Ross Stores, Inc ..............................       15,786
         58        Shimamura Co Ltd ..............................            3
     48,161      * Shoe Carnival, Inc ............................          711
    128,579      * Stage Stores, Inc .............................        3,022
    132,595        Talbots, Inc ..................................        3,905
  2,653,008        TJX Cos, Inc ..................................       49,983
    225,758      * Too, Inc ......................................        4,572
     68,133      * Urban Outfitters, Inc .........................        2,446
    170,275      * Wet Seal, Inc (Class A) .......................        1,819
     93,233      * Wilsons The Leather Experts, Inc ..............          672
                                                                    -----------
                   TOTAL APPAREL AND ACCESSORY STORES                   445,750
                                                                    -----------
APPAREL AND OTHER TEXTILE PRODUCTS--0.14%
    506,533      * Ansell Ltd ....................................        1,987
    114,694        Aoyama Trading Co Ltd .........................        1,528
     20,155        Benetton Group S.p.A ..........................          209
  2,500,000        Burberry Group plc ............................       10,231
    160,737     e* Collins & Aikman Corp .........................          474
     73,700      * Columbia Sportswear Co ........................        3,789
    119,975      * DHB Industries, Inc ...........................          491
    910,571        Esprit Holdings Ltd ...........................        2,224
     48,868      * Guess?, Inc ...................................          293
    529,662        Gunze Ltd .....................................        1,994
    764,657      * Jones Apparel Group, Inc ......................       22,374
    169,399        Kellwood Co ...................................        5,358
    635,000        Kuraray Co Ltd ................................        4,167
    594,564        Liz Claiborne, Inc ............................       20,958
     16,112      * Mossimo, Inc ..................................           67
    167,456      * Nautica Enterprises, Inc ......................        2,148
    146,081        Onward Kashiyama Co Ltd .......................        1,180
     40,662        Oxford Industries, Inc ........................        1,688
     13,193      * Paragon Trade Brands, Inc (Escrow) ............            0
      8,298      * Perry Ellis International, Inc ................          162
    158,575        Phillips-Van Heusen Corp ......................        2,161
    233,886        Polo Ralph Lauren Corp ........................        6,032
    328,451      * Quiksilver, Inc ...............................        5,416
     20,587        Tokyo Style Co Ltd ............................          168
     17,771      * Tropical Sportswear International Corp ........          129
    460,970        VF Corp .......................................       15,659
      1,055        Wacoal Corp ...................................            8
    102,726      * Warnaco Group, Inc ............................        1,382
    218,557   b,e* Westpoint Stevens, Inc ........................            5
  1,228,000        Wing Tai Holdings Ltd .........................          516
    237,500        e World Co Ltd ................................        4,618
                                                                    -----------
                   TOTAL APPAREL AND OTHER TEXTILE PRODUCTS             117,416
                                                                    -----------
AUTO REPAIR, SERVICES AND PARKING--0.02%
     22,524   b,e* Amerco, Inc ...................................          160
    117,941        Central Parking Corp ..........................        1,458
  1,377,000      * ComfortDelgro Corp Ltd ........................          629
    160,817      * Dollar Thrifty Automotive Group, Inc ..........        2,983
     52,693      * Midas, Inc ....................................          639
     37,020      * Monro Muffler Brake, Inc ......................        1,046
    200,000      e Park24 Co Ltd .................................        3,210
    276,079        Ryder System, Inc .............................        7,073
                                                                    -----------
                   TOTAL AUTO REPAIR, SERVICES AND PARKING               17,198
                                                                    -----------
 AUTOMOTIVE DEALERS AND SERVICE STATIONS--0.13%
    115,507      * Advance Auto Parts ............................        7,034
     29,791      * Asbury Automotive Group, Inc ..................          402
     28,800        Autobacs Seven Co Ltd .........................          532
    842,313      * Autonation, Inc ...............................       13,241
    440,473      * Autozone, Inc .................................       33,463
    476,277      e Canadian Tire Corp (Class A) ..................       11,392
    493,119      * Carmax, Inc ...................................       14,868
    337,440      * Copart, Inc ...................................        3,189
    196,130      * CSK Auto Corp .................................        2,834
    128,220      * Group 1 Automotive, Inc .......................        4,156
     72,809      * Lithia Motors, Inc (Class A) ..................        1,177
     47,916      * MarineMax, Inc ................................          671
    189,582      * O'Reilly Automotive, Inc ......................        6,330
    150,090      * Sonic Automotive, Inc .........................        3,288
    112,665      * United Auto Group, Inc ........................        2,454
     69,456      * West Marine, Inc ..............................        1,216
                                                                    -----------
                   TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS        106,247
                                                                    -----------
 BUILDING MATERIALS AND GARDEN SUPPLIES--0.97%
     83,549        Building Materials Holding Corp ...............        1,237
    102,480      * Central Garden & Pet Co .......................        2,444
    582,000        Cheung Kong Infrastructure Holdings Ltd .......        1,127
    274,939        e Fastenal Co .................................        9,331
 12,477,900        Home Depot, Inc ...............................      413,268
    710,045      * Louisiana-Pacific Corp ........................        7,697
  8,733,026        Lowe's Cos ....................................      375,083
      1,000        Sumitomo Forestry Co Ltd ......................            5
    655,181        Wolseley plc ..................................        7,246
                                                                    -----------
                   TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES         817,438
                                                                    -----------
BUSINESS SERVICES--6.77%
  1,999,461      * 3Com Corp .....................................        9,357
     34,884      * 3D Systems Corp ...............................          266
     94,133        Aaron Rents, Inc ..............................        2,429
    257,353        ABM Industries, Inc ...........................        3,963
    137,788      * Acacia Research--Acacia Technologies ..........          167
     76,653      e Acciona S.A ...................................        3,653

                       SEE NOTES TO FINANCIAL STATEMENTS

12    College Retirement Equities Fund  2003 SEMIANNUAL REPORT

   SHARES                                                            VALUE (000)
   ------                                                            -----------

 BUSINESS SERVICES--(CONTINUED)
    250,364     e* Acclaim Entertainment, Inc ....................  $       170
     87,735      * ActivCard Corp ................................          825
    510,468      * Activision, Inc ...............................        6,595
    250,782      * Actuate Corp ..................................          697
    377,297      * Acxiom Corp ...................................        5,693
    100,910        Adecco S.A. (Regd) ............................        4,157
    146,681     e* Administaff, Inc ..............................        1,511
  1,454,330        Adobe Systems, Inc ............................       46,640
    176,492      * Advent Software, Inc ..........................        2,984
    127,634      * Advo, Inc .....................................        5,667
    500,000        Aegis Group plc ...............................          654
     18,070        Aeon Credit Service Co Ltd ....................          572
    235,810      * Aether Systems, Inc ...........................        1,155
    697,355      * Affiliated Computer Services, Inc (Class A) ...       31,890
    272,955      * Agile Software Corp ...........................        2,634
    678,951     e* Akamai Technologies, Inc ......................        3,300
    214,453      * Alliance Data Systems Corp ....................        5,018
     45,209      * Altiris, Inc ..................................          906
    265,775      * American Management Systems, Inc ..............        3,795
    101,200     e* AMN Healthcare Services, Inc ..................        1,285
     18,979      * Ansoft Corp ...................................          202
     98,424      * Ansys, Inc ....................................        3,061
    107,387      * Anteon International Corp .....................        2,997
 31,708,079     e* AOL Time Warner, Inc ..........................      510,183
    168,360      * APAC Customer Services, Inc ...................          429
    247,386      * Aquantive, Inc ................................        2,598
    196,994      * Arbitron, Inc .................................        7,033
  1,795,130      * Ariba, Inc ....................................        5,332
    163,081      * Armor Holdings, Inc ...........................        2,185
     56,300      e Asatsu-DK, Inc ................................        1,008
    413,379      * Ascential Software Corp .......................        6,796
    187,596     e* Asiainfo Holdings, Inc ........................        1,538
    105,886      * Ask Jeeves, Inc ...............................        1,456
    346,582      * Aspect Communications Corp ....................        1,341
    238,478     e* Aspen Technology, Inc .........................        1,145
    166,113     e* At Road, Inc ..................................        1,814
     91,543     e* Atari, Inc ....................................          407
     16,520      * Atos Origin ...................................          571
    108,636      * Autobytel, Inc ................................          678
    524,832        Autodesk, Inc .................................        8,481
  3,967,653        Automatic Data Processing, Inc ................      134,345
     19,207      * Bankrate, Inc .................................          233
    100,016      * Barra, Inc ....................................        3,571
  3,242,974      * BEA Systems, Inc ..............................       35,219
    555,543      * Bisys Group, Inc ..............................       10,205
  3,591,243      * BMC Software, Inc .............................       58,645
    457,849     e* Borland Software Corp .........................        4,473
    122,939        Brady Corp (Class A) ..........................        4,100
    114,874      * Broadvision, Inc ..............................          654
  1,727,337      * Brocade Communications Systems, Inc ...........       10,174
      8,248      * BTG plc .......................................           19
    127,345     e* Business Objects ..............................        2,840
      1,290      * Business Objects S.A. (Spon ADR) ..............           28
    191,934      * CACI International, Inc (Class A) .............        6,583
  1,500,307      * Cadence Design Systems, Inc ...................       18,094
     66,761     e* Cap Gemini S.A ................................        2,370
    155,800      e Capcom Co Ltd .................................        1,606
  2,005,936        Capita Group plc ..............................        7,481
    123,139      * Carreker Corp .................................          564
    204,904      * Catalina Marketing Corp .......................        3,617
     82,253      * CCC Information Services Group, Inc ...........        1,193
     79,624      * CDI Corp ......................................        2,067
 13,236,141      * Cendant Corp ..................................      242,486
    679,836      * Ceridian Corp .................................       11,537
    177,872      * Cerner Corp ...................................        4,082
    325,907      * Certegy, Inc ..................................        9,044
  1,193,174      * CGI Group, Inc (Class A) ......................        7,025
    322,561     e* Checkfree Corp ................................        8,980
    466,466      * ChoicePoint, Inc ..............................       16,102
    250,408      * Chordiant Software, Inc .......................          466
    642,875        Chubb plc .....................................          801
    372,291      * Ciber, Inc ....................................        2,613
    947,283      * Citrix Systems, Inc ...........................       19,287
  1,446,492      * CMGI, Inc .....................................        2,416
    808,700      * CNET Networks, Inc ............................        5,038
    321,422     e* Cognizant Technology Solutions Corp ...........        7,830
    314,627      * Cognos, Inc ...................................        8,445
  2,848,304        Computer Associates International, Inc ........       63,460
    210,148      * Computer Horizons Corp ........................          954
     18,144        Computer Programs & Systems, Inc ..............          363
    950,799      * Computer Sciences Corp ........................       36,244
    683,215        Computershare Ltd .............................          857
  1,750,963      * Compuware Corp ................................       10,103
    109,220      * Concord Communications, Inc ...................        1,500
     96,508      * Concur Technologies, Inc ......................          972
    914,699      * Convergys Corp ................................       14,635
     88,152      * CoStar Group, Inc .............................        2,632
    130,938     e* Covansys Corp .................................          402
     24,900        Creative Technology Ltd .......................          199
    165,495      * Cross Country Healthcare, Inc .................        2,183
     24,237     b* Cross Media Marketing Corp ....................            6
    261,621      * CSG Systems International, Inc ................        3,697
     62,739      e CSK Corp ......................................        1,709
     43,321      * Cyberguard Corp ...............................          308
    435,096      * D&B Corp ......................................       17,882
      7,592      e Dassault Systemes S.A .........................          249
    125,000      * Datacraft Asia Ltd ............................          125
    109,440      * Datastream Systems, Inc .......................        1,159
    287,094        Deluxe Corp ...................................       12,862
    207,809      * Dendrite International, Inc ...................        2,677
      5,361        Dentsu, Inc ...................................       16,698
    530,832        Deutsche Post AG. (Regd) ......................        7,797
    784,500        Diamond Lease Co Ltd ..........................       13,099
     62,450      * Digimarc Corp .................................          980
    191,706      * Digital Insight Corp ..........................        3,652
    186,812     e* Digital River, Inc ............................        3,605
    117,442      * Digitalthink, Inc .............................          370
     53,688     e* DocuCorp International, Inc ...................          356
    316,209      * Documentum, Inc ...............................        6,220
    785,673      * DoubleClick, Inc ..............................        7,267
    740,009      * DST Systems, Inc ..............................       28,120
     20,327      * Duratek, Inc ..................................          159
     43,766      * Dynamics Research Corp ........................          669
    415,264      * E.piphany, Inc ................................        2,122
    842,113      * Earthlink, Inc ................................        6,644
    178,408     e* Echelon Corp ..................................        2,457
    277,483      * Eclipsys Corp .................................        2,897
     37,374      * eCollege.com, Inc .............................          429
    314,291      * eFunds Corp ...................................        3,624
     90,655      * Electro Rent Corp .............................          977
    576,950      * Electronic Arts, Inc ..........................       42,689
  2,149,294        Electronic Data Systems Corp ..................       46,102
     76,911      * Embarcadero Technologies, Inc .................          538
  1,282,906      * Enterasys Networks, Inc .......................        3,887
    316,034      * Entrust, Inc ..................................          929
        400     e* Envision Development Corp .....................            0
    126,209      * Epicor Software Corp ..........................          756
     75,344      * EPIQ Systems, Inc .............................        1,294
  1,049,431        Equifax, Inc ..................................       27,285

                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    13

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

   SHARES                                                            VALUE (000)
   ------                                                            -----------
 BUSINESS SERVICES--(CONTINUED)
    152,864      * eSpeed, Inc (Class A) .........................  $     3,021
     17,584      * Expedia, Inc Wts 02/04/09 .....................          959
    690,065      * Extreme Networks, Inc .........................        3,657
    149,108      * F5 Networks, Inc ..............................        2,512
    106,553        Factset Research Systems, Inc .................        4,694
    270,973        Fair Isaac Corp ...............................       13,942
        628        Faith, Inc ....................................        3,567
     37,142      * Fargo Electronics, Inc ........................          361
     97,319      * Fidelity National Information Solutions, Inc ..        2,538
    233,870      * Filenet Corp ..................................        4,219
     62,306      * FindWhat.com ..................................        1,172
  4,253,506        First Data Corp                        176,265
  1,042,740      * Fiserv, Inc ...................................       37,132
    254,224      * Freemarkets, Inc ..............................        1,769
     35,246      * Gerber Scientific, Inc ........................          235
    182,519      * Getty Images, Inc .............................        7,538
     53,506        Gevity HR, Inc ................................          632
      4,593        Grey Global Group, Inc ........................        3,548
     37,253      * Group 1 Software, Inc .........................          683
    116,239     e* GSI Commerce, Inc .............................          776
    290,691        GTECH Holdings Corp ...........................       10,945
     43,939      * Hall Kinion & Associates, Inc .................          120
    239,616      * Harris Interactive, Inc .......................        1,579
     60,929        Haw Par Corp Ltd ..............................          150
    764,335        Hays plc ......................................        1,211
     63,121      * Healthcare Services Group .....................          907
    121,474      * Heidrick & Struggles International, Inc .......        1,533
    344,657        Henry (Jack) & Associates, Inc ................        6,131
     16,500        Hitachi Software Engineering Co Ltd ...........          342
    509,243     e* Homestore, Inc ................................          901
     40,350     e* Hudson Highland Group, Inc ....................          767
    238,842      * Hyperion Solutions Corp .......................        8,063
  1,459,116      * i2 Technologies, Inc ..........................        1,474
     20,389      * ICT Group, Inc ................................          213
    134,690      * iDine Rewards Network, Inc ....................        1,851
    111,927      * IDX Systems Corp ..............................        1,737
    130,962      * iGate Corp ....................................          454
    259,527      * I-many, Inc ...................................          262
    202,635        Imation Corp ..................................        7,664
  1,327,339        IMS Health, Inc ...............................       23,879
     57,244        Indra Sistemas S.A ............................          582
    412,987      * Informatica Corp ..............................        2,854
    108,729      * Information Resources, Inc ....................          429
     39,867      * Inforte Corp ..................................          314
    102,388      * Infospace, Inc ................................        1,389
    181,294      * infoUSA, Inc ..................................        1,468
     63,590      * Integral Systems, Inc .........................        1,264
    145,009      * Intelidata Technologies Corp ..................          444
    202,779      * Interactive Data Corp .........................        3,427
    329,058      * Intergraph Corp ...............................        7,075
    816,043      * Interland, Inc ................................          800
    510,205      * Internet Security Systems, Inc ................        7,393
     40,904        Interpool, Inc ................................          672
  1,921,777      * Interpublic Group of Cos, Inc .................       25,713
    697,260      * Interwoven, Inc ...............................        1,548
    170,038        Intracom S.A ..................................        1,125
    102,157      * Intrado, Inc ..................................        1,613
  1,003,088      * Intuit, Inc ...................................       44,668
     28,857      * iPayment, Inc .................................          693
    324,814      * Iron Mountain, Inc ............................       12,047
     24,000      e ISS a/s .......................................          857
     67,400        Itochu Techno-Science Corp ....................        1,566
    554,680      * J.D. Edwards & Co .............................        7,949
    187,578      * JDA Software Group, Inc .......................        2,099
  1,945,435     e* Juniper Networks, Inc .........................       24,065
    106,408      * Kana Software, Inc ............................          322
    392,616      * Keane, Inc ....................................        5,351
    114,446        Kelly Services, Inc (Class A) .................        2,684
    220,000        Keppel Land Ltd ...............................          160
    152,979      * Keynote Systems, Inc ..........................        1,603
    133,773      * Kforce, Inc ...................................          646
     11,000      * KFX ,Inc ......................................           43
    122,572        Konami Corp ...................................        2,195
    252,020      * Korn/Ferry International ......................        2,041
    195,593     e* Kroll, Inc ....................................        5,293
    134,831      * Kronos, Inc ...................................        6,851
      6,000        Kyowa Exeo Corp ...............................           21
    269,275      * Labor Ready, Inc ..............................        1,931
    471,981      * Lamar Advertising Co ..........................       16,618
    148,957      * Lawson Software, Inc ..........................        1,157
    638,479      * Legato Systems, Inc ...........................        5,357
     81,327      * LendingTree, Inc ..............................        1,991
    712,312     e* Liberate Technologies .........................        2,123
     77,458      * Lionbridge Technologies .......................          394
    307,890        LogicaCMG plc .................................          728
    451,829      * Looksmart Ltd .................................        1,279
    299,766      * Macromedia, Inc ...............................        6,307
    276,217      * Macrovision Corp ..............................        5,502
    134,779      * Magma Design Automation, Inc ..................        2,311
    131,586      * Manhattan Associates, Inc .....................        3,417
    503,369        Manpower, Inc .................................       18,670
     64,938      * Mantech International Corp (Class A) ..........        1,246
    392,173     e* Manugistics Group, Inc ........................        1,612
    108,281      * MAPICS, Inc ...................................          888
     98,859      * Mapinfo Corp ..................................          720
     16,920      * Marketwatch.com, Inc ..........................          141
    308,489      * Matrixone, Inc ................................        1,771
     55,007        McGrath RentCorp ..............................        1,471
     41,448      * Medical Staffing Network Holdings, Inc ........          290
     70,790      * MedQuist, Inc .................................        1,433
      5,500        Meitec Corp ...................................          167
     64,694      * Memberworks, Inc ..............................        1,278
    444,687      * Mentor Graphics Corp ..........................        6,439
    395,843      * Mercury Interactive Corp ......................       15,283
    121,940      * MetaSolv, Inc .................................          239
    478,409      * Micromuse, Inc ................................        3,822
 58,058,451        Microsoft Corp ................................    1,486,877
     49,842      * MicroStrategy, Inc ............................        1,816
    183,076     e* Midway Games, Inc .............................          665
    997,014        Misys plc .....................................        4,228
     20,767      * Mobius Management Systems, Inc ................          155
    482,676      * Monster Worldwide, Inc ........................        9,523
    627,818      * MPS Group, Inc ................................        4,319
    124,358      * MRO Software, Inc .............................        1,073
    184,672     e* MSC.Software Corp .............................        1,245
     10,444      * MTC Technologies, Inc .........................          245
    103,504        Namco Ltd .....................................        1,652
     32,011      * Nassda Corp ...................................          247
    144,906      * National Instruments Corp .....................        5,475
     33,663      * National Processing, Inc ......................          541
    126,126      * NCO Group, Inc ................................        2,259
    111,200      * NCP Litigation Trust ..........................            0
    378,562      * NCR Corp ......................................        9,699
    219,056        NDCHealth Corp ................................        4,020
     49,280     e* Neoforma, Inc .................................          538
          5        NET One Systems Co Ltd ........................           25
    171,753      * Netegrity, Inc ................................        1,003
    320,134      * NETIQ Corp ....................................        4,949
     48,146      * Netratings, Inc ...............................          440
    113,948      * Netscout Systems, Inc .........................          612
    226,141      * NetScreen Technologies, Inc ...................        5,099

                       SEE NOTES TO FINANCIAL STATEMENTS

14    College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

   SHARES                                                            VALUE (000)
   ------                                                            -----------
BUSINESS SERVICES--(CONTINUED)
  2,239,821      * Network Associates, Inc .......................  $    28,401
     50,260      * Network Equipment Technologies, Inc ...........          423
    155,910      * NIC, Inc ......................................          455
         29        Nippon Kanzai Co Ltd ..........................            0
      2,000        Nomura Research Institute Ltd .................          154
     89,485      * Novadigm, Inc .................................          232
  2,574,214      * Novell, Inc ...................................        7,929
        461        NTT Data Corp .................................        1,421
    171,336      * Nuance Communications, Inc ....................          925
    170,784     e* NYFIX, Inc ....................................        1,084
      1,300        Obic Co Ltd ...................................          232
  1,978,322        Omnicom Group, Inc ............................      141,846
     62,895      * On Assignment, Inc ............................          252
    168,217      * Onyx Software Corp ............................          163
  1,168,392      * Openwave Systems, Inc .........................        2,278
     66,832      * Opnet Technologies, Inc .......................          815
    170,150      * Opsware, Inc ..................................          684
 31,996,385      * Oracle Corp ...................................      384,597
      9,800        Oracle Corp Japan .............................          353
    422,331      * Overture Services, Inc ........................        7,657
    150,825      * Packeteer, Inc ................................        2,348
  1,650,688      * Parametric Technology Corp ....................        5,035
  1,922,347      * PCCW Ltd ......................................        1,189
    129,592      * PC-Tel, Inc ...................................        1,537
     89,445      * PDF Solutions, Inc ............................        1,033
     54,699      * PDI, Inc ......................................          556
     55,864      * PEC Solutions, Inc ............................          899
    168,110      * Pegasus Solutions, Inc ........................        2,732
     41,098      * Pegasystems, Inc ..............................          303
     34,706      * Penton Media, Inc .............................           20
  3,653,113      * Peoplesoft, Inc ...............................       64,258
    325,841      * Perot Systems Corp (Class A) ..................        3,702
    105,864      * Phoenix Technologies Ltd ......................          598
    113,964     e* Pixar, Inc ....................................        6,934
    104,512      * PLATO Learning, Inc ...........................          601
    814,275      * Portal Software, Inc ..........................        1,629
     37,387      * Portfolio Recovery Associates, Inc ............        1,166
    139,841      * Priceline.com, Inc ............................        3,131
     74,900      * ProcureNet, Inc ...............................           11
    202,376      * Progress Software Corp ........................        4,195
     22,142      * Protection One, Inc ...........................           22
     28,921      * Proxymed, Inc .................................          381
    735,000      e Publicis Groupe S.A ...........................       19,725
    147,809      * Pumatech, Inc .................................          503
     36,180      * QAD, Inc ......................................          268
     92,391      * QRS Corp ......................................          490
    181,641      * Quadramed Corp ................................          309
     18,324      * Quality Systems, Inc ..........................          506
    251,968      * Quest Software, Inc ...........................        2,998
    138,668      * Quovadx, Inc ..................................          415
    166,960      * R.H. Donnelley Corp ...........................        6,089
    114,352      * Radiant Systems, Inc ..........................          771
    110,783      * Radisys Corp ..................................        1,462
    287,785      * Raindance Communications, Inc .................          717
    423,897      * RealNetworks, Inc .............................        2,874
    846,918      * Red Hat, Inc ..................................        6,411
  1,009,330     e* Redback Networks, Inc .........................          908
    196,014      * Register.com, Inc .............................        1,149
     36,147      * Remedytemp, Inc (Class A) .....................          334
     67,338     e* Renaissance Learning, Inc .....................        1,475
    161,638      * Rent-A-Center, Inc ............................       12,254
  4,398,520        Rentokil Initial plc ..........................       13,736
    169,480      * Rent-Way, Inc .................................          788
    345,847      * Retek, Inc ....................................        2,213
    508,581        Reuters Group plc .............................        1,475
    322,602        Reynolds & Reynolds Co (Class A) ..............        9,214
     79,035     e* RMH Teleservices, Inc .........................          342
    799,683      * Robert Half International, Inc ................       15,146
    147,570        Rollins, Inc ..................................        2,782
    126,530      * Roxio, Inc ....................................          846
    315,396      * RSA Security, Inc .............................        3,391
    463,968      * S1 Corp .......................................        1,874
     80,704      * SAFLINK Corp ..................................          525
  1,542,780        Sage Group plc ................................        4,124
     94,601      * Sanchez Computer Associates, Inc ..............          492
    616,065      e SAP AG ........................................       72,656
    250,600        SAP AG. (Spon ADR) ............................        7,323
    536,901      * Sapient Corp ..................................        1,487
    345,231     e* Scansoft, Inc .................................        1,875
    511,255        Secom Co Ltd ..................................       14,987
    200,807      * Secure Computing Corp .........................        1,753
    527,270        Securicor plc .................................          648
    370,106      e Securitas AB (B Shs) ..........................        3,791
    332,969      * Seebeyond Technology Corp .....................          769
    751,000      e Seiko Epson Corp ..............................       22,328
    850,505        Serco Group plc ...............................        2,246
    136,305      * Serena Software, Inc ..........................        2,846
      8,718      e SGS Societe Generale Surveillance Holdings S.A         3,405
  2,145,743      * Siebel Systems, Inc ...........................       20,470
    354,490      * Sitel Corp ....................................          549
  3,263,240      e Softbank Corp .................................       61,827
     75,328      * Sohu.com, Inc .................................        2,573
     69,518      * Sonic Solutions, Inc ..........................          599
    595,956   b,e* SONICblue, Inc ................................            3
    302,608      * SonicWALL, Inc ................................        1,453
    302,652      * Sotheby's Holdings, Inc (Class A) .............        2,252
    177,190     e* SpeechWorks International, Inc ................          833
    393,889      * Spherion Corp .................................        2,738
     79,774      * SPSS, Inc .....................................        1,335
     52,877      * SRA International, Inc (Class A) ..............        1,692
     54,244      * SS&C Technologies, Inc ........................          865
     63,685      * Startek, Inc ..................................        1,675
     59,608      * Stellent, Inc .................................          322
    417,691      * StorageNetworks, Inc ..........................          581
    756,600        Sumisho Lease Co Ltd ..........................       13,138
 37,107,296      * Sun Microsystems, Inc .........................      170,694
  2,131,223      * SunGard Data Systems, Inc .....................       55,220
     98,436      * SupportSoft, Inc ..............................          639
    503,912      * Sybase, Inc ...................................        7,009
    165,555      * Sykes Enterprises, Inc ........................          810
  1,908,825      * Symantec Corp .................................       83,721
    342,105      * Synopsys, Inc .................................       21,159
     69,537      * Synplicity, Inc ...............................          364
     36,971      * Syntel, Inc ...................................          582
    207,982      * Systems & Computer Technology Corp ............        1,872
    272,858     e* Take-Two Interactive Software, Inc ............        7,733
     87,346        Talx Corp .....................................        1,973
    259,400      * TeleTech Holdings, Inc ........................        1,097
     38,479      * TheStreet.com, Inc ............................          181
    330,453      e Thomson Corp ..................................       10,312
    266,392     e* THQ, Inc ......................................        4,795
    539,353      * TIBCO Software, Inc ...........................        2,745
     96,921      * Tier Technologies, Inc (Class B) ..............          751
     63,238        Tietoenator Corp ..............................        1,065
     46,057        TIS, Inc ......................................          882
    288,128     e* Tiscali S.p.A .................................        1,472
    431,994      * Titan Corp ....................................        4,445
    560,327      e Tokyu Corp ....................................        1,806
    209,246      e Total System Services, Inc ....................        4,666
     78,031      * TradeStation Group, Inc .......................          801

                        SEE NOTES TO FINANCIAL STATEMENTS

                  2003 SEMIANNUAL REPORT  College Retirement Equities Fund    15

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

   SHARES                                                            VALUE (000)
   ------                                                            -----------
 BUSINESS SERVICES--(CONTINUED)
    222,840      * Transaction Systems Architects, Inc (Class A) .  $     1,997
  1,016,000     e* Trend Micro, Inc ..............................       15,780
     31,943      * Tripos, Inc ...................................          254
    203,740      * Trizetto Group, Inc ...........................        1,231
    215,984      * Tyler Technologies, Inc .......................          918
  1,567,827      * Unisys Corp ...................................       19,253
    171,836      * United Online, Inc ............................        4,354
    311,211      * United Rentals, Inc ...........................        4,323
    110,095      * Universal Compression Holdings, Inc ...........        2,297
    435,344      * Valueclick, Inc ...............................        2,625
    216,128      * Vastera, Inc ..................................        1,290
     72,865      * Veridian Corp .................................        2,542
     37,713      * Verint Systems, Inc ...........................          958
  1,180,010      * VeriSign, Inc .................................       16,320
  2,314,076      * Veritas Software Corp .........................       66,345
    164,569      * Verity, Inc ...................................        2,083
    105,593      * Verso Technologies, Inc .......................          191
    649,674        Viad Corp .....................................       14,546
    168,182     e* Viewpoint Corp ................................          190
  1,554,798      * Vignette Corp .................................        3,234
     40,579      * Vital Images, Inc .............................          746
    248,445      * VitalWorks, Inc ...............................          981
    120,569      * Vitria Technology, Inc ........................          691
     53,714      * Volt Information Sciences, Inc ................          733
    257,287     e* Wanadoo .......................................        1,723
    192,435      * WatchGuard Technologies, Inc ..................          885
    160,227     e* WebEx Communications, Inc .....................        2,235
  1,498,659      * WebMD Corp ....................................       16,230
    302,463      * webMethods, Inc ...............................        2,459
    141,401      * Websense, Inc .................................        2,214
    503,830      * Westwood One, Inc .............................       17,095
  1,230,394        Wharf Holdings Ltd ............................        2,367
    440,676      * Wind River Systems, Inc .......................        1,679
     88,046     e* Witness Systems, Inc ..........................          455
    234,515      * WM-Data AB (B Shs) ............................          357
     92,000        Woodland Corp .................................          238
  3,859,066        WPP Group plc .................................       30,248
     68,671      * Wynn Resorts Ltd ..............................        1,215
  2,561,557      * Yahoo!, Inc ...................................       83,917
                                                                    -----------
                   TOTAL BUSINESS SERVICES                            5,698,027
                                                                    -----------
 CHEMICALS AND ALLIED PRODUCTS--12.81%
 13,184,947        Abbott Laboratories ...........................      576,973
    570,915      * Abgenix, Inc ..................................        5,989
     68,530      * Able Laboratories, Inc ........................        1,357
    112,582     e* Acacia Research--CombiMatrix ..................          269
    216,906      * Adolor Corp ...................................        2,661
    180,400      * Agrium, Inc ...................................        1,958
  2,649,258        Air Products & Chemicals, Inc .................      110,209
  4,984,800        Akzo Nobel NV .................................      132,117
     55,157        Akzo Nobel NV (Spon ADR) ......................        1,470
    142,349      * Albany Molecular Research, Inc ................        2,149
    201,964        Albemarle Corp ................................        5,649
     14,100        Alberto-Culver Co (Class A) ...................          702
    165,401        Alberto-Culver Co (Class B) ...................        8,452
    912,300        Alcon, Inc ....................................       41,692
    124,495      * Alexion Pharmaceuticals, Inc ..................        2,123
    378,289     e* Alkermes, Inc .................................        4,067
    657,859        Allergan, Inc .................................       50,721
     71,555     e* Allos Therapeutics, Inc .......................          215
     22,900      * Alpha-Beta Technology, Inc ....................            0
    232,552        Alpharma, Inc (Class A) .......................        5,023
    122,299      * Alteon, Inc ...................................          593
     65,138     e* American Pharmaceutical Partners, Inc .........        2,208
    312,411        Amersham plc ..................................        2,344
 10,750,462      * Amgen, Inc ....................................      720,066
    572,779      * Amylin Pharmaceuticals, Inc ...................       12,538
    328,924      * Andrx Corp ....................................        6,546
    143,837     e* Aphton Corp ...................................        1,185
    133,404        Arch Chemicals, Inc ...........................        2,548
    131,046      * Arena Pharmaceuticals, Inc ....................          870
    147,674     e* Arqule, Inc ...................................          620
    125,148      * Array Biopharma, Inc ..........................          394
  1,158,358        Asahi Kasei Corp ..............................        3,309
     75,000        AstraZeneca plc (Spon ADR) ....................        3,058
  3,334,972        AstraZeneca plc (United Kingdom) ..............      133,728
    217,042      * Atherogenics, Inc .............................        3,240
    134,045      * Atrix Laboratories, Inc .......................        2,948
    271,096     e* AVANIR Pharmaceuticals (Class A) ..............          474
    210,527      * Avant Immunotherapeutics, Inc .................          627
  1,257,659      e Aventis S.A ...................................       69,193
    612,466        Avery Dennison Corp ...........................       30,746
    117,099      * AVI BioPharma, Inc ............................          718
    131,233     e* Avigen, Inc ...................................          454
  1,292,806        Avon Products, Inc ............................       80,413
    228,723      * Barr Laboratories, Inc ........................       14,981
    532,307        BASF AG .......................................       22,739
    735,072        Bayer AG ......................................       17,034
     14,000        Beiersdorf AG .................................        1,871
     84,090      * Benthley Pharmaceuticals, Inc .................        1,106
    732,882      * Biogen, Inc ...................................       27,850
    352,356      * BioMarin Pharmaceutical, Inc ..................        3,439
    131,845     e* Biopure Corp ..................................          806
     82,580     e* Biosite, Inc ..................................        3,972
    319,338      * Biovail Corp ..................................       14,792
    708,211        BOC Group plc .................................        9,086
     63,283      * Bone Care International, Inc ..................          880
     56,023     e* Bradley Pharmaceuticals, Inc ..................          924
 10,386,280        Bristol-Myers Squibb Co .......................      281,988
    293,047        Cabot Corp ....................................        8,410
    230,095        Calgon Carbon Corp ............................        1,323
    153,800        Cambrex Corp ..................................        3,540
    386,099      * Cell Genesys, Inc .............................        3,336
    237,549     e* Cell Therapeutics, Inc ........................        2,311
    216,222      * Celltech Group plc ............................        1,224
    242,917      * Cephalon, Inc .................................        9,998
    257,274      * Charles River Laboratories International, Inc .        8,279
     69,394      * Chattem, Inc ..................................        1,305
    428,423      * Chiron Corp ...................................       18,731
  5,160,100      e Chugai Pharmaceutical Co Ltd ..................       58,616
    181,713        Church & Dwight Co, Inc .......................        5,947
     96,917      * Cima Labs, Inc ................................        2,606
    769,453        Clorox Co .....................................       32,817
  4,777,921        Colgate-Palmolive Co ..........................      276,881
      4,700      * Collagenex Pharmaceuticals, Inc ...............           64
    193,427      * Columbia Laboratories, Inc ....................        2,176
    206,572      * Connetics Corp ................................        3,092
    302,834     e* Corixa Corp ...................................        2,341
    767,847        Crompton Corp .................................        5,413
    194,552      * Cubist Pharmaceuticals, Inc ...................        2,074
    252,810      * Cytec Industries, Inc .........................        8,545
    107,539      * Dade Behring Holdings, Inc ....................        2,494
  3,800,779        Daicel Chemical Industries Ltd ................       12,060
    853,750        Daiichi Pharmaceutical Co Ltd .................       11,120
    246,000        Dainippon Ink & Chemicals, Inc ................          498
     27,251      * DEL Laboratories, Inc .........................          640
     29,672      * Dendreon Corp .................................          176
    450,000        Denki Kagaku Kogyo KK .........................        1,248
    104,992        Diagnostic Products Corp ......................        4,310
    502,163        Dial Corp .....................................        9,767

                       SEE NOTES TO FINANCIAL STATEMENTS

16    College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 CHEMICALS AND ALLIED PRODUCTS--(CONTINUED)
      83,379        * Digene Corp ................................ $   2,270
     109,645        * Discovery Laboratories, Inc ................       697
      32,587        * Dov Pharmaceutical, Inc ....................       375
   4,731,061          Dow Chemical Co ............................   146,474
      89,442          DSM NV .....................................     3,772
   5,061,989          Du Pont (E.I.) de Nemours & Co .............   210,781
     157,973       e* Durect Corp ................................       381
     353,453          Eastman Chemical Co ........................    11,194
   1,282,904          Ecolab, Inc ................................    32,842
     228,083          Eisai Co Ltd ...............................     4,692
       9,089        * Elan Corp plc ..............................        51
     244,694        * Elan Corp plc (Spon ADR) ...................     1,380
      86,485       e* Elizabeth Arden, Inc .......................     1,139
      42,983       e* Embrex, Inc ................................       438
     304,934        * Encysive Pharmaceuticals, Inc ..............     1,464
     287,595        * Enzon, Inc .................................     3,601
      61,207        * Eon Labs, Inc ..............................     2,151
      83,601        * EPIX Medical, Inc ..........................     1,183
     193,537       e* Esperion Therapeutics, Inc .................     3,791
     604,808          Estee Lauder Cos (Class A) .................    20,279
      33,047        * Ethyl Corp .................................       329
     214,406          Ferro Corp .................................     4,831
     146,252        * First Horizon Pharmaceutical ...............       578
     216,255        * FMC Corp ...................................     4,894
   1,927,290        * Forest Laboratories, Inc ...................   105,519
   1,085,103        * Genentech, Inc .............................    78,258
   1,400,000       f* Genesoft Series C Financing ................     7,000
     500,000       f* Genesoft Series D Financing ................     2,000
     307,386       e* Genta, Inc .................................     4,094
     163,971       e* Genzyme Corp (Biosurgery Division) .........       325
     971,930        * Genzyme Corp (General Division) ............    40,627
     185,888          Georgia Gulf Corp ..........................     3,681
     164,340       e* Geron Corp .................................     1,210
   1,489,119        * Gilead Sciences, Inc .......................    82,765
   6,062,758          Gillette Co ................................   193,159
      14,200          Givaudan S.A. (Regd) .......................     5,975
  17,280,135          GlaxoSmithKline plc ........................   348,736
     246,470          Great Lakes Chemical Corp ..................     5,028
      72,166        * GTC Biotherapeutics, Inc ...................       248
     163,604        * Guilford Pharmaceuticals, Inc ..............       743
     190,867          H.B. Fuller Co .............................     4,203
      14,000          Hitachi Chemical Co Ltd ....................       143
      15,271        * Hi-Tech Pharmacal Co, Inc ..................       617
      27,738        * Hollis-Eden Pharmaceuticals ................       350
     627,465        * Human Genome Sciences, Inc .................     7,981
     525,779          ICN Pharmaceuticals, Inc ...................     8,812
     407,003        * ICOS Corp ..................................    14,957
     592,899        * IDEC Pharmaceuticals Corp ..................    20,159
     218,529        * Idexx Laboratories, Inc ....................     7,360
     221,248        * Ilex Oncology, Inc .........................     4,294
     551,851        e IMC Global, Inc ............................     3,703
     286,048       e* ImClone Systems, Inc .......................     9,045
      77,948        * Immucor, Inc ...............................     1,698
     290,988        * Immunogen, Inc .............................     1,243
     274,647        * Immunomedics, Inc ..........................     1,733
     161,012       e* Impax Laboratories, Inc ....................     1,931
   7,634,795          Imperial Chemical Industries plc ...........    15,465
     255,809        * Indevus Pharmaceuticals, Inc ...............     1,596
     102,544        * Inspire Pharmaceuticals, Inc ...............     1,107
       7,220          Inter Parfums, Inc .........................        53
     166,375        * InterMune, Inc .............................     2,680
     684,223          International Flavors & Fragrances, Inc ....    21,847
      54,486       e* Inverness Medical Innovations, Inc .........     1,052
     251,190        * Invitrogen Corp ............................     9,638
      31,171          Ishihara Sangyo Kaisha Ltd .................        53
     309,970       e* Isis Pharmaceuticals, Inc ..................     1,643
     700,232        * IVAX Corp ..................................    12,499
     174,000        e JSR Corp ...................................     2,114
      56,000        e Kaken Pharmaceutical Co Ltd ................       300
     343,000          Kaneka Corp ................................     2,114
   3,509,477          Kao Corp ...................................    65,323
   1,308,042        * King Pharmaceuticals, Inc ..................    19,307
      62,448       e* Kos Pharmaceuticals, Inc ...................     1,466
     244,060          Kose Corp ..................................     7,968
     139,060       e* KV Pharmaceutical Co (Class A) .............     3,866
     339,000        e Kyowa Hakko Kogyo Co Ltd ...................     1,829
     284,932        * La Jolla Pharmaceutical Co .................       932
     378,139          L'Air Liquide S.A. .........................    56,060
      37,848       e* Lannett Co, Inc ............................       887
      42,644        * Lifecore Biomedical, Inc ...................       243
     350,518       e* Ligand Pharmaceuticals, Inc (Class B) ......     4,764
   4,965,598          Lilly (Eli) & Co ...........................   342,477
     176,863          Lonza Group AG. (Regd) .....................     8,095
     492,405        e L'Oreal S.A. ...............................    34,719
     169,715          MacDermid, Inc .............................     4,464
     600,222        * Martek Biosciences Corp ....................    25,774
     479,351        * Medarex, Inc ...............................     3,159
     227,929        * Medicines Co ...............................     4,540
     155,960          Medicis Pharmaceutical Corp (Class A) ......     8,843
   1,815,291        * MedImmune, Inc .............................    66,022
  16,406,552          Merck & Co, Inc ............................   993,417
       3,800          Meridian Bioscience, Inc ...................        36
     171,137        * MGI Pharma, Inc ............................     4,386
     418,274          Millennium Chemicals, Inc ..................     3,978
   1,933,262        * Millennium Pharmaceuticals, Inc ............    30,410
     134,050          Minerals Technologies, Inc .................     6,523
   2,955,818          Mitsubishi Chemical Corp ...................     6,031
     819,540          Mitsubishi Gas Chemical Co, Inc ............     1,734
     938,400          Mitsui Chemicals, Inc ......................     4,337
   1,147,063          Mylan Laboratories, Inc ....................    39,883
     258,548        * Nabi Biopharmaceuticals ....................     1,774
      97,926       e* Napro Biotherapeutics, Inc .................       148
      51,417       e* Nastech Pharmaceutical Co ..................       514
      77,626          Nature's Sunshine Products, Inc ............       622
     319,626        * NBTY, Inc ..................................     6,731
     370,893        * Nektar Therapeutics ........................     3,423
      84,647       e* Neose Technologies, Inc ....................       847
     168,514        * Neurocrine Biosciences, Inc ................     8,416
      56,520       e* Neurogen Corp ..............................       258
     168,000          Nippon Kayaku Co Ltd .......................       718
     205,000          Nippon Sanso Corp ..........................       659
     163,562          Nippon Shokubai Co Ltd .....................       974
      69,000          Nissan Chemical Industries Ltd .............       369
      59,374          NL Industries, Inc .........................     1,009
      83,803        e Nova Chemicals Corp ........................     1,586
   6,962,200          Novartis AG. (Regd) ........................   275,497
     149,370        * Noven Pharmaceuticals, Inc .................     1,530
     384,657          Novo Nordisk a/s (B Shs) ...................    13,466
     197,427       e* NPS Pharmaceuticals, Inc ...................     4,805
      22,000        * Nuvelo, Inc ................................        44
      64,111          Octel Corp .................................       891
     335,279          Olin Corp ..................................     5,733
     196,296        * OM Group, Inc ..............................     2,891
     265,916        * Omnova Solutions, Inc ......................     1,074
     193,000          Ono Pharmaceutical Co Ltd ..................     5,947
     148,560        * Onyx Pharmaceuticals, Inc ..................     1,832
     200,942        * OraSure Technologies, Inc ..................     1,499
       9,035     b,e* Organogenesis, Inc .........................         1
     128,218          Orica Ltd ..................................       931

                       SEE NOTES TO FINANCIAL STATEMENTS

                    2003 SEMIANNUAL REPORT  College Retirement Equities Fund  17

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 CHEMICALS AND ALLIED PRODUCTS--(CONTINUED)
       6,920          Orion-Yhtymae OY (B Shrs) ................. $      115
     254,991        * OSI Pharmaceuticals, Inc ..................      8,213
     107,115        * Pain Therapeutics, Inc ....................        692
      91,913        * Penwest Pharmaceuticals Co ................      2,240
     676,682       e* Peregrine Pharmaceuticals, Inc ............      1,008
  53,166,182          Pfizer, Inc ...............................  1,815,625
     164,186        * Pharmaceutical Resources, Inc .............      7,989
      71,423        e PolyMedica Corp ...........................      3,270
     520,628        * PolyOne Corp ..............................      2,317
     148,658        * Pozen, Inc ................................      1,632
     922,618          PPG Industries, Inc .......................     46,814
     361,222        * Praecis Pharmaceuticals, Inc ..............      1,770
     806,556          Praxair, Inc ..............................     48,474
   8,165,156          Procter & Gamble Co .......................    728,169
      53,851        * Progenics Pharmaceuticals .................        811
     555,824        * Protein Design Labs, Inc ..................      7,770
     204,904        * QLT, Inc ..................................      2,576
      50,461          Quaker Chemical Corp ......................      1,264
     169,934        * Quidel Corp ...............................      1,057
   1,076,912          Reckitt Benckiser plc .....................     19,761
      79,592       e* Revlon, Inc (Class A) .....................        239
     161,600        * Ribapharm, Inc ............................      1,042
       2,303        e Roche Holding AG. .........................        283
   2,575,306          Roche Holding AG. (Genusscheine) ..........    202,005
   1,646,277          Rohm & Haas Co ............................     51,084
     724,622          RPM International, Inc ....................      9,964
     118,659        * Salix Pharmaceuticals Ltd .................      1,245
     176,959        * Sangstat Medical Corp .....................      2,316
   1,084,726          Sankyo Co Ltd .............................     12,954
     582,805          Sanofi-Synthelabo S.A. ....................     34,132
     391,706        * Savient Pharmaceuticals, Inc ..............      1,818
     234,616          Schering AG. ..............................     11,472
   7,168,404          Schering-Plough Corp ......................    133,332
     320,000          Schwarz Pharma AG. ........................     12,274
     127,619        * Sciclone Pharmaceuticals, Inc .............      1,092
     113,669        * SciGen Ltd ................................          6
     102,576        * Scotts Co (Class A) .......................      5,078
     854,456          Sekisui Chemical Co Ltd ...................      2,889
     452,188        * Sepracor, Inc .............................      8,153
     143,605        * Serologicals Corp .........................      1,957
     101,035        e Serono S.A. (B Shs) .......................     59,373
     509,518          Serono S.A. ADR ...........................      7,419
     875,328          Sherwin-Williams Co .......................     23,529
   2,028,516          Shin-Etsu Chemical Co Ltd .................     69,264
   3,540,199          Shionogi & Co Ltd .........................     47,969
     274,009          Shiseido Co Ltd ...........................      2,663
   2,132,000          Showa Denko KK ............................      3,711
     412,698        * SICOR, Inc ................................      8,394
     493,159          Sigma-Aldrich Corp ........................     26,719
      17,826        * Sirna Therapeutics, Inc ...................        157
     314,092        e SNIA S.p.A. ...............................        615
     706,289          Solutia, Inc ..............................      1,540
      61,180        e Solvay S.A. ...............................      4,215
      36,995          Stepan Co .................................        836
      76,000          Sumitomo Bakelite Co Ltd ..................        317
   2,815,140          Sumitomo Chemical Co Ltd ..................      8,839
     195,528       e* SuperGen, Inc .............................      1,056
      93,309       e* SurModics, Inc ............................      2,846
      87,800          Suzuken Co Ltd ............................      2,084
     184,254          Taisho Pharmaceutical Co Ltd ..............      2,661
   2,543,394          Takeda Chemical Industries Ltd ............     93,835
     163,329        * Tanox, Inc ................................      2,621
     477,925          Teijin Ltd ................................      1,194
     473,600          Tenma Corp ................................      4,059
     227,280        * Terra Industries, Inc .....................        243
      90,100          Teva Pharmaceuticals Industries (Spon ADR)       5,129
      17,799        * Third Wave Technologies, Inc ..............         80
     969,234          Toray Industries, Inc .....................      2,252
     315,000          Tosoh Corp ................................        703
     812,000          UBE Industries Ltd ........................      1,197
     174,909        e UCB S.A. ..................................      4,792
     337,350        * Unifi, Inc ................................      2,092
     112,176       e* United Therapeutics Corp ..................      2,443
      18,494        * USANA Health Sciences, Inc ................        818
     543,504          USEC, Inc .................................      3,815
     338,115          Valspar Corp ..............................     14,275
     350,160        * Vertex Pharmaceuticals, Inc ...............      5,112
     126,724        * Vical, Inc ................................        551
     205,889        * Vicuron Pharmaceuticals, Inc ..............      2,920
      55,258        * Virbac Corp ...............................        335
     528,348        * Watson Pharmaceuticals, Inc ...............     21,329
     208,598          Wellman, Inc ..............................      2,336
   1,131,423          Wesfarmers Ltd ............................     19,197
      80,222          West Pharmaceutical Services, Inc .........      1,965
      58,284        * Women First Healthcare, Inc ...............         62
     432,888        * WR Grace & Co .............................      1,909
  12,585,996          Wyeth .....................................    573,292
     577,599          Yamanouchi Pharmaceutical Co Ltd ..........     15,056
      62,828        * Zymogenetics, Inc .........................        731
                                                                 -----------
                      TOTAL CHEMICALS AND ALLIED PRODUCTS         10,783,885
                                                                 -----------
 COAL MINING--0.04%
     305,326          Arch Coal, Inc ............................      7,016
     311,127          Brink's Co ................................      4,533
     101,352          Consol Energy, Inc ........................      2,305
     424,102          Massey Energy Co ..........................      5,577
     329,526          Peabody Energy Corp .......................     11,069
      19,536        * Westmoreland Coal Co ......................        355
                                                                 -----------
                      TOTAL COAL MINING                               30,855
                                                                 -----------
 COMMUNICATIONS--6.49%
      59,879        * Acme Communication, Inc ...................        455
     102,098       e* AirGate PCS, Inc ..........................        123
     473,604        * Alamosa Holdings, Inc .....................        725
      57,784       e* Alaska Communications Systems Group, Inc ..        203
   3,528,203       e* Alcatel S.A. ..............................     31,805
     717,552     b,e* Allegiance Telecom, Inc ...................         39
   1,631,555          Alltel Corp ...............................     78,674
   1,171,825       e* American Tower Corp (Class A) .............     10,371
   9,288,938          AT&T Corp .................................    178,812
  12,147,278        * AT&T Wireless Services, Inc ...............     99,729
   1,982,583        * Avaya, Inc ................................     12,807
     959,437        * BCE, Inc ..................................     21,932
      49,005        * Beasley Broadcast Group, Inc (Class A) ....        670
   9,909,343          BellSouth Corp ............................    263,886
      96,882       e* Boston Communications Group ...............      1,660
   9,084,562        * British Sky Broadcasting Group plc ........    100,664
  40,189,444          BT Group plc ..............................    135,124
   2,148,104        * Cable & Wireless plc ......................      4,006
     603,745       e* Cablevision Systems Corp (Class A) ........     12,534
     949,318          Carlton Communications plc ................      2,373
      51,648        * Centennial Communications Corp ............        207
     830,229          CenturyTel, Inc ...........................     28,933
   1,504,764       e* Charter Communications, Inc (Class A) .....      5,974
         133        * Choice One Communications, Inc ............          0
   1,863,932        * Cincinnati Bell, Inc ......................     12,488
   4,380,696        * Clear Channel Communications, Inc .........    185,698
  11,841,365        * Comcast Corp ..............................    357,372
   4,104,702        * Comcast Corp Special ......................    118,339
     104,943        * Commonwealth Telephone Enterprises, Inc ...      4,614

                        SEE NOTES TO FINANCIAL STATEMENTS

18 College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 COMMUNICATIONS--(CONTINUED)
   1,283,707        * Cox Communications, Inc (Class A) ........  $   40,950
     217,543        * Cox Radio, Inc (Class A) .................       5,027
   1,011,141        * Crown Castle International Corp ..........       7,857
     166,494        * Crown Media Holdings, Inc (Class A) ......         688
     112,275          CT Communications, Inc ...................       1,207
     217,601        * Cumulus Media, Inc (Class A) .............       4,119
      13,988          D&E Communications, Inc ..................         160
   2,165,384       e* Deutsche Telekom AG. (Regd) ..............      33,047
      82,219        * Digital Generation Systems ...............         158
      60,174        * Dobson Communications Corp (Class A) .....         328
   1,244,061        * EchoStar Communications Corp (Class A) ...      43,069
     190,733        * Elisa Oyj ................................       1,638
     233,819        * Emmis Communications Corp (Class A) ......       5,366
     231,069        * Entercom Communications Corp .............      11,325
     228,561        * Entravision Communications Corp (Class A)        2,594
  22,132,771       e* Ericsson (LM) (B Shs) ....................      23,778
      28,664        * Fisher Communications, Inc ...............       1,402
       2,507     b,e* Focal Communications Corp ................           0
      13,813     b,e* Focal Communications Corp Wts 12/14/07 ...           0
     545,731        * Foundry Networks, Inc ....................       7,859
   1,161,007        * Fox Entertainment Group, Inc (Class A) ...      33,414
     930,083       e* France Telecom S.A. ......................      22,814
         263          Fuji Television Network, Inc .............         929
     409,000        * Fujikura Ltd .............................       1,349
     277,969        * General Communication, Inc (Class A) .....       2,407
     188,802          Global Payments, Inc .....................       6,702
     482,004        * GN Store Nord ............................       1,982
      93,747        * Golden Telecom, Inc ......................       2,104
     109,903          Gray Television, Inc .....................       1,363
      56,569          Gray Television, Inc (Class A) ...........         696
     126,731        * Hearst-Argyle Television, Inc ............       3,282
     261,443          Hellenic Telecommunications
                      Organization S.A. ........................       3,092
      92,350          Hickory Tech Corp ........................       1,034
     297,293        * Hispanic Broadcasting Corp ...............       7,566
       8,947        * Hungarian Telephone & Cable ..............          82
     182,153        * IDT Corp .................................       3,261
     106,366       e* IDT Corp (Class B) .......................       1,872
     381,006        * Infonet Services Corp (Class B) ..........         606
     291,607        * Insight Communications Co, Inc ...........       3,843
   1,834,191       e* InterActiveCorp ..........................      72,579
      78,181        * ITXC Corp ................................         204
      55,002       e* j2 Global Communications, Inc ............       2,529
      19,777          Japan Telecom Co Ltd .....................      60,117
       6,241          KDDI Corp ................................      24,169
  12,698,398        * KPN NV ...................................      89,972
  10,499,582       e* Level 3 Communications, Inc ..............      69,717
     115,752          Liberty Corp .............................       4,919
     189,660        * Lightbridge, Inc .........................       1,661
     134,117        * Lin TV Corp (Class A) ....................       3,158
      72,945        * Lodgenet Entertainment Corp ..............         799
  22,788,940       e* Lucent Technologies, Inc .................      46,262
     140,821        * Mastec, Inc ..............................         811
     274,234        * McLeodUSA, Inc (Class A) .................         414
   3,030,891       e* McLeodUSA, Inc (Class A) Escrow ..........           0
     347,321        * Mediacom Communications Corp .............       3,428
     646,694          Mediaset S.p.A. ..........................       5,473
     122,583        * Metro One Telecommunications, Inc ........         633
   2,639,153       b* Metromedia Fiber Network, Inc (Class A) ..          42
      36,882       e* Modern Times Group AB (B Shs) ............         567
     113,561        * Net2Phone, Inc ...........................         492
   4,312,034        * Nextel Communications, Inc (Class A) .....      77,962
     521,497        * Nextel Partners, Inc (Class A) ...........       3,807
      28,000          Nippon Comsys Corp .......................         143
       6,968          Nippon Telegraph & Telephone Corp ........      27,332
     172,490          Nippon Television Network Corp ...........      20,557
      99,888          North Pittsburgh Systems, Inc ............       1,505
       6,742        * NTL Europe, Inc ..........................           0
     120,977        * NTL, Inc .................................       4,128
       7,865       e* NTL, Inc (CW11) ..........................           9
      33,840          NTT Docomo, Inc ..........................      73,274
   3,421,000        * Orange S.A. ..............................      30,367
     161,247        * PanAmSat Corp ............................       2,972
     200,433        * Paxson Communications Corp ...............       1,201
      15,122        * Pegasus Communications Corp ..............         447
   1,610,161          Portugal Telecom SGPS S.A. (Regd) ........      11,538
     318,569        * Price Communications Corp ................       4,113
     173,549        * Primus Telecommunications Group ..........         892
      45,372        * PT Multimedia Servicos de
                        Telecomunicacoes e Multimedia SGPS S.A.          795
     315,099        * PTEK Holdings, Inc .......................       1,528
   1,849,479        e Publishing & Broadcasting Ltd ............      12,255
   6,996,950       e* Qwest Communications International, Inc ..      33,445
     338,843        * Radio One, Inc (Class A) .................       6,052
      76,769        * Radio One, Inc (Class D) .................       1,364
     399,158       e* RCN Corp .................................         790
     155,671        * Regent Communications, Inc ...............         918
     836,983          Rogers Communications, Inc (Class B) .....      13,336
      91,474        * Saga Communications, Inc (Class A) .......       1,779
      63,422        * Salem Communications Corp (Class A) ......       1,269
  18,825,374          SBC Communications, Inc ..................     480,988
     100,051          Shaw Communications, Inc (Class B) .......       1,339
      21,105          Shenandoah Telecom Co ....................       1,012
     220,538        * Sinclair Broadcast Group, Inc (Class A) ..       2,560
   7,794,530          Singapore Telecommunications Ltd .........       6,684
      70,987        * Sky Network Television Ltd ...............         181
     191,000          SmarTone Telecommunications Holding Ltd ..         218
      75,868        e Societe Television Francaise 1 (T.F.1) ...       2,335
     245,181        * Spanish Broadcasting System, Inc
                       (Class A) ...............................       1,998
   4,768,556          Sprint Corp (FON Group) ..................      68,667
   4,550,106       e* Sprint Corp (PCS Group) ..................      26,163
      85,771        e SureWest Communications ..................       2,595
      15,233        e Swisscom AG. (Regd) ......................       4,330
     161,522        * Talk America Holdings, Inc ...............       1,762
     360,000          Tandberg ASA .............................       1,865
     169,996          TDC a/s ..................................       5,084
      69,248       e* Tele2 AB (B Shs) .........................       2,574
   7,133,029          Telecom Corp of New Zealand Ltd ..........      21,882
   5,276,525        e Telecom Italia S.p.A. ....................      47,747
   7,199,796        e Telecom Italia S.p.A.(Rnc) ...............      39,438
  14,133,038        e Telefonica S.A. ..........................     164,082
       7,408          Telefonica S.A. (Spon ADR) ...............         256
      97,488        * Telekom Austria AG. ......................       1,106
   3,236,134          Telenor ASA ..............................      13,450
     260,311          Telephone & Data Systems, Inc ............      12,937
   5,363,300          Television Broadcasts Ltd ................      19,223
   1,195,614          TeliaSonera AB ...........................       4,959
   3,779,226          Telstra Corp Ltd .........................      11,152
     174,345          TELUS Corp ...............................       3,068
      77,484          TELUS Corp (Non-Vote) ....................       1,275
     506,652       e* Terra Networks S.A. ......................       3,066
  18,003,006          TIM S.p.A. ...............................      88,690
     289,937        * Time Warner Telecom, Inc (Class A) .......       1,847
     209,479       e* Tivo, Inc ................................       2,587
      90,346          Tokyo Broadcasting System, Inc ...........       1,101
     677,542       b* Touch America Holdings, Inc ..............          45
     130,606        * Triton PCS Holdings, Inc (Class A) .......         660
      82,117        * U.S. Cellular Corp .......................       2,090
     553,411        * U.S. Unwired, Inc (Class A) ..............         238
     362,253        * Ubiquitel, Inc ...........................         543
     599,525       e* UnitedGlobalcom, Inc (Class A) ...........       3,100

                        SEE NOTES TO FINANCIAL STATEMENTS

                     2003 SEMIANNUAL REPORT  College Retirement Equities Fund 19

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 COMMUNICATIONS--(CONTINUED)
     841,399       e* Univision Communications, Inc (Class A) .  $    25,579
  20,400,343          Verizon Communications, Inc .............      804,794
     863,974        * Viacom, Inc (Class A) ...................       37,756
  10,090,711        * Viacom, Inc (Class B) ...................      440,560
 199,978,389          Vodafone Group plc ......................      391,043
     154,616        e Vodafone Group plc (Spon ADR) ...........        3,038
     203,032          Vodafone-Panafon S.A. ...................        1,348
       4,995          Warwick Valley Telephone Co .............          410
      98,154        * West Corp ...............................        2,616
     394,298       e* Western Wireless Corp (Class A) .........        4,546
      68,280        * WilTel Communications, Inc ..............        1,006
     170,300        * Wireless Facilities, Inc ................        2,027
     604,926       e* XM Satellite Radio Holdings, Inc ........        6,684
      96,084        * Young Broadcasting, Inc (Class A) .......        2,030
                                                                 -----------
                      TOTAL COMMUNICATIONS                         5,459,245
                                                                 -----------
 DEPOSITORY INSTITUTIONS--11.83%
      97,468          1st Source Corp .........................        1,809
     280,000          77 Bank Ltd .............................        1,271
      65,060          ABC Bancorp .............................          932
   7,242,640        e ABN Amro Holding NV .....................      138,479
   2,241,809          Allied Irish Banks plc ..................       33,699
     449,394          Allied Irish Banks plc (United Kingdom) .        6,714
     247,882          Alpha Bank S.A. .........................        4,321
      38,060          American National Bankshares, Inc .......        1,023
      11,098        * AmericanWest Bancorp ....................          180
   1,775,455          AmSouth Bancorp .........................       38,776
     140,639          Anchor Bancorp Wisconsin, Inc ...........        3,360
      44,836          Arrow Financial Corp ....................        1,496
     375,000        * Ashikaga Financial Group, Inc ...........          556
     404,100          Associated Banc-Corp ....................       15,000
     770,886          Astoria Financial Corp ..................       21,531
   3,367,755        e Australia & New Zealand Banking
                        Group Ltd .............................       42,032
      84,505          Banc Corp ...............................          567
   5,439,797        e Banca Intesa S.p.A. .....................       17,397
   1,911,893        e Banca Intesa S.p.A. (Rnc) ...............        4,391
     805,955        e Banca Monte dei Paschi di Siena S.p.A. ..        2,198
     768,730        e Banca Popolare di Milano ................        3,363
      25,099          Bancfirst Corp ..........................        1,302
  11,306,410        e Banco Bilbao Vizcaya Argentaria S.A. ....      118,801
     477,256          Banco BPI S.A. (Regd) ...................        1,348
  27,685,476          Banco Comercial Portugues S.A. (Regd) ...       48,643
     146,671          Banco Espirito Santo S.A. (Regd) ........        2,173
     609,054          Banco Popolare di Verona e Novara Scrl ..        8,323
     169,078        e Banco Popular Espanol ...................        8,543
   8,326,081        e Banco Santander Central Hispano S.A. ....       72,952
     436,239          Bancorpsouth, Inc .......................        9,096
       3,343          BancTrust Financial Group, Inc ..........           53
      74,459          Bank Mutual Corp ........................        2,420
  11,254,245          Bank of America Corp ....................      889,423
     955,652          Bank of East Asia Ltd ...................        1,887
     394,000        e Bank of Fukuoka Ltd .....................        1,513
      91,346          Bank of Granite Corp ....................        1,557
     330,048          Bank of Hawaii Corp .....................       10,941
   1,372,456          Bank of Ireland (Dublin) ................       16,627
   2,221,964          Bank of Ireland (London) ................       26,817
   1,472,029        e Bank of Montreal ........................       46,097
   3,686,728          Bank of New York Co, Inc ................      105,993
   1,426,340        e Bank of Nova Scotia .....................       63,090
      30,726          Bank of The Ozarks, Inc .................        1,191
     367,927        e Bank of Yokohama Ltd ....................        1,201
   6,169,697          Bank One Corp ...........................      229,389
       1,017        * Bank United Corp
                        (Contingent Payment Rts) ..............            0
     276,254          BankAtlantic Bancorp, Inc (Class A) .....        3,285
      72,240        e Bankinter S.A. ..........................        2,566
     897,377          Banknorth Group, Inc ....................       22,901
     173,491        * BankUnited Financial Corp (Class A) .....        3,496
      69,778          Banner Corp .............................        1,430
  22,452,252          Barclays plc ............................      166,723
     418,999        * Bay View Capital Corp ...................        2,422
     143,288        * Bayerische Hypo-und Vereinsbank AG. .....        2,368
   2,295,126          BB&T Corp ...............................       78,723
      41,763          Berkshire Hills Bancorp, Inc ............        1,186
      85,383        * Biolase Technology, Inc .................          916
   2,307,221        e BNP Paribas .............................      117,240
   3,605,000          BOC Hong Kong Holdings Ltd ..............        3,629
      76,785        * BOK Financial Corp ......................        2,962
     118,450          Boston Private Financial Holdings, Inc ..        2,497
      25,061          Bostonfed Bancorp, Inc ..................          674
      24,614          Bryn Mawr Bank Corp .....................          912
      58,658          BSB Bancorp, Inc ........................        1,456
       9,428          C&F Financial Corp ......................          369
      54,085          Camden National Corp ....................        1,487
     777,973        e Canadian Imperial Bank of Commerce ......       30,861
      58,793          Capital City Bank Group, Inc ............        2,128
     914,739       e* Capitalia S.p.A. ........................        1,612
     124,628          Capitol Federal Financial ...............        3,503
      83,600          Cascade Bancorp .........................        1,449
     103,494          Cathay Bancorp, Inc .....................        4,614
      26,638          CB Bancshares, Inc ......................        1,655
      57,415          CCBT Financial Cos, Inc .................        1,372
      21,621          Center Bancorp, Inc .....................          327
      13,007        * Center Financial Corp ...................          195
      53,486        * Central Coast Bancorp ...................          897
      88,538          Central Pacific Financial Corp ..........        2,453
      21,055          Century Bancorp, Inc (Class A) ..........          627
      25,942          Charter Financial Corp ..................          733
   2,895,798          Charter One Financial, Inc ..............       90,291
     159,711          Chemical Financial Corp .................        4,759
     590,540          Chiba Bank Ltd ..........................        2,095
     221,698          Chittenden Corp .........................        6,063
  34,399,040          Citigroup, Inc ..........................    1,472,279
       1,900        * Citigroup, Inc (Litigation Wts) .........            2
     211,071          Citizens Banking Corp ...................        5,650
      58,671          Citizens First Bancorp, Inc .............        1,281
      27,067          Citizens South Banking Corp .............          358
      54,085          City Bank ...............................        1,464
     112,750          City Holding Co .........................        3,300
     276,727          City National Corp ......................       12,331
      10,331          CNB Financial Corp ......................          465
      27,058          Coastal Bancorp, Inc ....................          769
      60,407          Coastal Financial Corp ..................          780
      49,379          CoBiz, Inc ..............................          658
     646,252          Colonial Bancgroup, Inc .................        8,964
      38,611          Columbia Bancorp ........................          927
      22,100          Columbia Bancorp (Oregon) ...............          295
      92,808          Columbia Banking System, Inc ............        1,662
     802,764          Comerica, Inc ...........................       37,329
     414,601          Commerce Bancorp, Inc ...................       15,382
     305,988          Commerce Bancshares, Inc ................       11,918
      64,689          Commercial Bank of Greece ...............        1,134
       9,692          Commercial Bankshares, Inc ..............          288
     301,242          Commercial Federal Corp .................        6,386
     312,046        e Commerzbank AG. .........................        4,365
   2,659,215          Commonwealth Bank of Australia ..........       52,700
      10,959          Community Bank of North Virginia ........          128
      75,452          Community Bank System, Inc ..............        2,867
      75,382          Community Trust Bancorp, Inc ............        1,970
     708,032          Compass Bancshares, Inc .................       24,732
   3,004,394        * Concord EFS, Inc ........................       44,225

                       SEE NOTES TO FINANCIAL STATEMENTS

20  College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 DEPOSITORY INSTITUTIONS--(CONTINUED)
      59,782          Corus Bankshares, Inc ...................   $    2,895
   4,122,569          Credit Suisse Group .....................      108,501
     251,780          Cullen/Frost Bankers, Inc ...............        8,082
     224,665          CVB Financial Corp ......................        4,385
   1,208,893          Danske Bank a/s .........................       23,542
   3,608,880          DBS Group Holdings Ltd ..................       21,108
     405,072        e Deutsche Bank AG. (Regd) ................       26,272
   1,516,769        e Dexia ...................................       19,177
     148,314          Dime Community Bancshares ...............        3,775
   1,848,946        e DnB Holding ASA .........................        9,119
     137,034          Downey Financial Corp ...................        5,660
     158,647          East West Bancorp, Inc ..................        5,734
      13,328          Eastern Virginia Bankshares, Inc ........          305
      62,333          EFG Eurobank Ergasias S.A. ..............          941
      29,492          Erste Bank Der Oesterreichischen
                         Sparkassen AG. .......................        2,606
      20,573          ESB Financial Corp ......................          278
      95,921        * Euronet Worldwide, Inc ..................        1,037
      11,780          EverTrust Financial Group, Inc ..........          271
       7,608          Exchange National Bancshares, Inc .......          424
      40,732          Farmers Capital Bank Corp ...............        1,301
     104,839          Fidelity Bankshares, Inc ................        2,338
   3,065,107          Fifth Third Bancorp .....................      175,753
      54,084          Financial Institutions, Inc .............        1,271
      48,623          First Bancorp (North Carolina) ..........        1,260
     248,438          First Bancorp (Puerto Rico) .............        6,820
       8,795          First Bell Bancorp, Inc .................          222
      54,597          First Busey Corp (Class A) ..............        1,323
     206,511          First Charter Corp ......................        3,593
       1,732          First Citizens Banc Corp ................           45
      40,567          First Citizens Bancshares, Inc
                        (Class A) .............................        4,091
     393,815          First Commonwealth Financial Corp .......        5,104
      67,821          First Community Bancorp .................        2,128
      58,842          First Community Bancshares, Inc .........        2,077
      44,775          First Essex Bancorp, Inc ................        2,111
     110,209          First Federal Capital Corp ..............        2,188
       8,833          First Federal Financial of Kentucky .....          289
     241,820          First Financial Bancorp .................        3,869
      99,654          First Financial Bankshares, Inc .........        3,334
      45,717          First Financial Corp (Indiana) ..........        2,418
      90,207          First Financial Holdings, Inc ...........        2,439
       1,810          First M & F Corp ........................           59
      96,692          First Merchants Corp ....................        2,351
     257,900          First Midwest Bancorp, Inc ..............        7,430
      50,912          First National Corp .....................        1,255
      28,310          First Oak Brook Bancshares, Inc .........          934
      15,572          First of Long Island Corp ...............          621
      70,543        * First Republic Bank .....................        1,876
     168,239          First Sentinel Bancorp, Inc .............        2,687
      18,300          First South Bancorp, Inc ................          609
      39,804          First State Bancorp .....................        1,095
     839,696          First Tennessee National Corp ...........       36,871
       5,771          First United Corp .......................          123
     326,353        * First Virginia Bank, Inc ................       14,072
      15,672          Firstbank Corp ..........................          476
      48,818          Firstfed America Bancorp, Inc ...........        1,684
     118,237        * FirstFed Financial Corp .................        4,173
     406,083          FirstMerit Corp .........................        9,283
      18,199          Flag Financial Corp .....................          250
     186,863          Flagstar Bancorp, Inc ...................        4,569
   5,941,653          FleetBoston Financial Corp ..............      176,527
      15,330          FloridaFirst Bancorp, Inc ...............          366
      68,680          Flushing Financial Corp .................        1,523
      10,065          FMS Financial Corp ......................          165
     241,337          FNB Corp ................................        7,303
      38,639          FNB Corp (Virginia) .....................        1,046
      13,773          FNB Corp, Inc ...........................          345
         500          Foothill Independent Bancorp ............            9
   1,152,605          Fortis ..................................       20,013
     462,027        * Fortis (Strip Vvpr) .....................            5
      18,250          Franklin Financial Corp .................          548
     110,083          Frontier Financial Corp .................        3,127
     568,412          Fulton Financial Corp ...................       11,294
      12,836          GA Financial, Inc .......................          323
      12,104          GB&T Bancshares, Inc ....................          294
      54,495          GBC Bancorp .............................        2,093
     280,483        e Gjensidige Nor ASA ......................        9,811
     115,786          Glacier Bancorp, Inc ....................        2,851
     206,732          Gold Banc Corp, Inc .....................        2,173
     675,237          Golden West Financial Corp ..............       54,026
      39,287          Great Southern Bancorp, Inc .............        1,514
         100          Greater Community Bancorp ...............            2
       4,478          Greene County Bancshares, Inc ...........           95
     504,941          Greenpoint Financial Corp ...............       25,722
     386,000          Gunma Bank Ltd ..........................        1,755
      89,683          Hancock Holding Co ......................        4,220
   1,057,094          Hang Seng Bank Ltd ......................       11,183
      58,599          Hanmi Financial Corp ....................        1,024
     144,078          Harbor Florida Bancshares, Inc ..........        3,452
     127,148          Harleysville National Corp ..............        3,441
       8,442          Heartland Financial U.S.A., Inc .........          272
       8,737        * Heritage Commerce Corp ..................          107
       3,780          Heritage Financial Corp .................           80
   2,741,278          Hibernia Corp (Class A) .................       49,782
     644,331        e Hokuriku Bank Ltd .......................          987
      33,909          Horizon Financial Corp ..................          535
   3,770,529          HSBC Holdings plc (Hong Kong) ...........       44,725
  27,782,176          HSBC Holdings plc (United Kingdom) ......      328,248
     402,949          Hudson City Bancorp, Inc ................       10,303
     102,210          Hudson River Bancorp, Inc ...............        2,854
     260,035          Hudson United Bancorp ...................        8,880
      77,091          Humboldt Bancorp ........................        1,153
   1,164,213          Huntington Bancshares, Inc ..............       22,725
      43,364          IberiaBank Corp .........................        2,116
       7,236          IBT Bancorp, Inc ........................          362
      86,996          Independent Bank Corp (Massachusetts) ...        1,965
     122,562          Independent Bank Corp (Michigan) ........        3,149
     281,206          IndyMac Bancorp, Inc ....................        7,148
     103,754          Integra Bank Corp .......................        1,786
     101,509        * Intercept, Inc ..........................          849
      61,281          Interchange Financial Services Corp .....        1,215
     201,056          International Bancshares Corp ...........        7,150
     104,251          Irwin Financial Corp ....................        2,700
      31,163        * Itla Capital Corp .......................        1,260
  10,519,144          J.P. Morgan Chase & Co ..................      359,544
     737,034        e Joyo Bank Ltd ...........................        2,056
     359,868          KBC Bancassurance Holding NV ............       14,129
   1,932,498          KeyCorp .................................       48,834
       1,400          Klamath First Bancorp, Inc ..............           23
      78,019          Lakeland Bancorp, Inc ...................        1,247
      33,762          Lakeland Financial Corp .................        1,026
  16,620,020          Lloyds TSB Group plc ....................      117,998
      13,229          LNB Bancorp, Inc ........................          283
      56,191          LSB Bancshares, Inc .....................          973
     395,422          M & T Bank Corp .........................       33,302
      51,239          Macatawa Bank Corp ......................        1,234
     655,410          Macquarie Bank Ltd ......................       12,659
     127,203          MAF Bancorp, Inc ........................        4,715
      79,252          Main Street Banks, Inc ..................        2,005
      38,093          MainSource Financial Group, Inc .........          928

                       SEE NOTES TO FINANCIAL STATEMENTS

                     2003 SEMIANNUAL REPORT  College Retirement Equities Fund 21

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 DEPOSITORY INSTITUTIONS--(CONTINUED)
   1,293,375          Marshall & Ilsley Corp ..................  $    39,551
      76,594          MB Financial, Inc .......................        3,067
      29,222          MBT Financial Corp ......................          511
   2,154,747          Mellon Financial Corp ...................       59,794
      14,948          Mercantile Bank Corp ....................          427
     393,845          Mercantile Bankshares Corp ..............       15,510
      27,106          Merchants Bancshares, Inc ...............          705
     160,749          Mid-State Bancshares ....................        3,175
      63,569        e Midwest Banc Holdings, Inc ..............        1,235
       8,272          Mitsubishi Tokyo Financial Group, Inc ...       37,407
     329,300        e Mitsui Trust Holdings, Inc ..............          724
       5,504        e Mizuho Financial Group, Inc .............        4,350
      13,521          MutualFirst Financial, Inc ..............          316
      55,205          Nara Bancorp, Inc .......................        1,049
      19,496          NASB Financial, Inc .....................          565
   2,944,249          National Australia Bank Ltd .............       66,148
     725,200        e National Bank of Canada .................       19,662
      10,082          National Bankshares, Inc ................          396
   3,529,493          National City Corp ......................      115,450
   1,022,155          National Commerce Financial Corp ........       22,682
     131,048          National Penn Bancshares, Inc ...........        3,680
      46,046          NBC Capital Corp ........................        1,165
     201,304          NBT Bancorp, Inc ........................        3,895
     322,015          NetBank, Inc ............................        4,238
     965,819          New York Community Bancorp, Inc .........       28,096
     876,656          Nordea AB (Finland) .....................        4,268
   2,073,163        e Nordea AB (Sweden) ......................        9,997
     956,422          North Fork Bancorp, Inc .................       32,576
         100          Northern States Financial Corp ..........            3
     973,058          Northern Trust Corp .....................       40,664
      73,278          Northwest Bancorp, Inc ..................        1,172
       1,000          Oak Hill Financial, Inc .................           25
      70,739          OceanFirst Financial Corp ...............        1,776
     257,301        * Ocwen Financial Corp ....................        1,168
     337,076          Old National Bancorp ....................        7,753
      46,385          Old Second Bancorp, Inc .................        1,988
      55,202          Omega Financial Corp ....................        1,888
       4,482          Oneida Financial Corp ...................          100
   1,096,074          Oversea-Chinese Banking Corp Ltd ........        6,224
       1,000          PAB Bankshares, Inc .....................           13
     237,916          Pacific Capital Bancorp .................        8,339
      69,598          Pacific Union Bank ......................          945
      61,054          Park National Corp ......................        6,975
      31,289          Parkvale Financial Corp .................          769
      43,339          Partners Trust Financial Group, Inc .....          827
      19,148          Patriot Bank Corp .......................          344
      39,996          Peapack Gladstone Financial Corp ........        1,281
      35,474          Pennfed Financial Services, Inc .........          984
      46,209          Pennrock Financial Services Corp ........        1,248
       2,358          Penns Woods Bancorp, Inc ................           99
      59,196          Peoples Bancorp, Inc ....................        1,496
     135,921          People's Bank ...........................        3,940
      37,729          Peoples Holding Co ......................        1,670
      75,013          PFF Bancorp, Inc ........................        2,899
     138,774          Piraeus Bank S.A. .......................        1,049
   1,305,371          PNC Financial Services Group, Inc .......       63,715
     162,384          Provident Bankshares Corp ...............        4,126
     210,143        e Provident Financial Group, Inc ..........        5,386
     139,497          Provident Financial Services, Inc .......        2,657
     118,634          R & G Financial Corp (Class B) ..........        3,523
   1,150,029          Regions Financial Corp ..................       38,848
     351,382          Republic Bancorp, Inc ...................        4,716
      47,333          Republic Bancorp, Inc (Class A)
                         (Kentucky) ...........................          702
      32,802          Republic Bancshares, Inc ................          820
   1,219,818        e Resona Holdings, Inc ....................          843
       9,090          Resource Bankshares Corp ................          311
      93,534          Riggs National Corp .....................        1,424
     429,128          Roslyn Bancorp, Inc .....................        9,222
      34,734          Royal Bancshares of Pennsylvania
                         (Class A) ............................          742
   1,595,606        e Royal Bank of Canada ....................       67,382
      67,800        * Royal Bank of Canada (New York) .........        2,886
   7,652,897          Royal Bank of Scotland Group plc ........      214,683
     179,064          S & T Bancorp, Inc ......................        4,912
      37,855          S.Y. Bancorp, Inc .......................        1,339
     772,248        e Sanpaolo IMI S.p.A. .....................        7,174
      57,321          Santander Bancorp .......................          938
      70,785          Seacoast Banking Corp of Florida ........        1,206
     162,050          Seacoast Financial Services Corp ........        3,209
      56,574          Second Bancorp, Inc .....................        1,460
      12,564          Security Bank Corp ......................          437
     295,168          Shizuoka Bank Ltd .......................        1,979
      14,943          Shore Bancshares, Inc ...................          459
         300          Sierra Bancorp ..........................            4
     208,171        * Silicon Valley Bancshares ...............        4,957
      95,106          Simmons First National Corp (Class A) ...        1,903
     646,523        e Skandinaviska Enskilda Banken (A Shs) ...        6,582
     438,944          Sky Financial Group, Inc ................        9,534
     930,420        e Societe Generale (A Shs) ................       58,978
      40,110          Sound Federal Bancorp, Inc ..............          545
     311,621          South Financial Group, Inc ..............        7,270
      15,789          Southern Financial Bancorp, Inc .........          483
      24,087          Southside Bancshares, Inc ...............          432
   1,911,716          SouthTrust Corp .........................       51,999
     185,817        * Southwest Bancorp of Texas, Inc .........        6,041
      34,119          Southwest Bancorp, Inc ..................          935
   1,647,575          Sovereign Bancorp, Inc ..................       25,785
      48,761          St. Francis Capital Corp ................        1,417
     430,000          Standard Chartered plc ..................        5,222
      50,474          State Bancorp, Inc ......................          988
      14,939          State Financial Services Corp (Class A) .          331
   1,509,593          State Street Corp .......................       59,478
     374,403          Staten Island Bancorp, Inc ..............        7,293
      71,015          Sterling Bancorp ........................        1,981
     251,435          Sterling Bancshares, Inc ................        3,289
     110,744          Sterling Financial Corp (Pennsylvania) ..        2,575
      94,219        * Sterling Financial Corp (Spokane) .......        2,295
       7,861        e Sumitomo Mitsui Financial Group, Inc ....       17,152
   1,562,809          Sumitomo Trust & Banking Co Ltd .........        5,401
      34,648          Summit Bancshares, Inc ..................          814
      44,177        * Sun Bancorp, Inc (New Jersey) ...........          879
      32,473          Sun Bancorp, Inc (Pennsylvania) .........          655
     411,700          Suncorp-Metway Ltd ......................        3,203
   1,145,860          SunTrust Banks, Inc .....................       67,995
     231,000          Suruga Bank Ltd .........................        1,329
   1,410,806          Svenska Handelsbanken AB (A Shs) ........       23,088
     262,583          Svenska Handelsbanken AB (B Shs) ........        4,133
   1,526,623          Synovus Financial Corp ..................       32,822
         700          Taylor Capital Group, Inc ...............           15
     813,521          TCF Financial Corp ......................       32,411
     164,950          Texas Regional Bancshares, Inc
                        (Class A) .............................        5,724
      55,744        * TierOne Corp ............................        1,085
      33,129          Trico Bancshares ........................          842
      56,115          Troy Financial Corp .....................        1,524
     123,776          Trust Co of New Jersey ..................        3,750
     486,863          Trustco Bank Corp NY ....................        5,394
     229,730          Trustmark Corp ..........................        5,851
  18,553,314          U.S. Bancorp ............................      454,556
      79,496          U.S.B. Holding Co, Inc ..................        1,411
   4,281,456        e UBS AG. (Regd) ..........................      238,166

                       SEE NOTES TO FINANCIAL STATEMENTS

22 College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 DEPOSITORY INSTITUTIONS--(CONTINUED)
     114,000          UBS AG. (Regd) (New York) ...............   $    6,316
     259,405          UCBH Holdings, Inc ......................        7,440
       3,245        e UFJ Holdings, Inc .......................        4,756
     111,140          UMB Financial Corp ......................        4,712
     185,404        e Umpqua Holdings Corp ....................        3,521
  13,098,084        e UniCredito Italiano S.p.A. ..............       62,421
      49,233          Union Bankshares Corp ...................        1,392
   2,743,709          Union Planters Corp .....................       85,137
     408,085          UnionBanCal Corp ........................       16,882
     278,397          United Bankshares, Inc ..................        7,976
     112,716          United Community Banks, Inc .............        2,816
     205,103          United Community Financial Corp .........        1,895
   1,454,861          United Overseas Bank Ltd ................       10,244
      11,600        * United PanAm Financial Corp .............          142
       8,769          United Securities Bancshares ............          396
       9,303          United Security Bancshares ..............          202
     138,408          Unizan Financial Corp ...................        2,432
     505,693          Valley National Bancorp .................       13,325
      13,539        * Virginia Commerce Bancorp ...............          267
      47,810          Virginia Financial Group, Inc ...........        1,339
     286,421          W Holding Co, Inc .......................        4,846
  10,956,557          Wachovia Corp ...........................      437,824
      23,944          Warwick Community Bancorp ...............          700
     377,339          Washington Federal, Inc .................        8,728
      86,266          Washington Trust Bancorp, Inc ...........        1,983
       5,028          Wayne Bancorp, Inc ......................          153
     238,503          Webster Financial Corp ..................        9,015
  13,123,396          Wells Fargo & Co ........................      661,419
     141,674          Wesbanco, Inc ...........................        3,443
      29,652          West Bancorp ............................          529
     106,006          West Coast Bancorp ......................        1,929
       5,200          West Essex Bancorp, Inc .................          182
     166,178          Westamerica Bancorp .....................        7,159
       9,205        * Western Sierra Bancorp ..................          306
   3,987,592          Westpac Banking Corp ....................       43,457
     200,783          Whitney Holding Corp ....................        6,419
      53,559          Willow Grove Bancorp, Inc ...............          909
     303,560          Wilmington Trust Corp ...................        8,909
           2          Wing Lung Bank Ltd ......................            0
     100,319          Wintrust Financial Corp .................        2,969
      51,438          WSFS Financial Corp .....................        1,975
      48,823          Yardville National Bancorp ..............          952
     541,225          Zions Bancorp ...........................       27,391
                                                                   ---------
                      TOTAL DEPOSITORY INSTITUTIONS                9,956,723
                                                                   ---------
 EATING AND DRINKING PLACES--0.56%
      94,099        * AFC Enterprises, Inc ....................        1,528
     447,163          Applebee's International, Inc ...........       14,054
     272,247        * Aramark Corp (Class B) ..................        6,104
     861,822        * Autogrill S.p.A. ........................        9,402
      30,905        * Benihana, Inc (Class A) .................          408
     235,477          Bob Evans Farms, Inc ....................        6,506
     608,388        * Brinker International, Inc ..............       21,914
      58,716        * Buca, Inc ...............................          331
      98,687        * California Pizza Kitchen, Inc ...........        2,122
     374,254          CBRL Group, Inc .........................       14,544
     143,569        * CEC Entertainment, Inc ..................        5,302
      54,710        * Champps Entertainment, Inc ..............          275
      50,099        * Checkers Drive-In Restaurant ............          573
      69,775        * Chicago Pizza & Brewery, Inc ............          698
     335,638        * CKE Restaurants, Inc ....................        1,876
   3,371,646          Compass Group plc .......................       18,179
     931,702          Darden Restaurants, Inc .................       17,684
      76,004        * Dave & Buster's, Inc ....................          828
     272,100        e Doutor Coffee Co Ltd ....................        3,642
      98,664          Enterprise Inns plc .....................        1,316
   5,091,568          Granada plc .............................        7,646
     132,036          IHOP Corp ...............................        4,168
     237,462        * Jack In The Box, Inc ....................        5,295
     278,590       e* Krispy Kreme Doughnuts, Inc .............       11,472
     141,790          Landry's Restaurants, Inc ...............        3,346
     117,754          Lone Star Steakhouse & Saloon, Inc ......        2,564
      98,874        * Luby's, Inc .............................          222
   7,337,327          McDonald's Corp .........................      161,861
   2,727,728        * Mitchells & Butlers plc .................       10,521
     113,780        * O'Charley's, Inc ........................        2,450
     345,905          Outback Steakhouse, Inc .................       13,490
     136,777        * P.F. Chang's China Bistro, Inc ..........        6,731
      97,904       e* Papa John's International, Inc ..........        2,746
     139,430        * Rare Hospitality International, Inc .....        4,557
      20,397        * Red Robin Gourmet Burgers, Inc ..........          387
     326,439          Ruby Tuesday, Inc .......................        8,073
     313,672        * Ryan's Family Steak Houses, Inc .........        4,391
      34,600          Saizeriya Co Ltd ........................          321
          63          Skylark Co Ltd ..........................            1
      40,000          Sodexho Alliance S.A. ...................        1,079
     235,454        * Sonic Corp ..............................        5,988
     240,166        * The Cheesecake Factory, Inc .............        8,620
     145,566        * The Steak n Shake Co ....................        2,220
      89,422       e* Triarc Cos, Inc .........................        2,682
       2,592          Valora Holding AG. ......................          530
     563,234          Wendy's International, Inc ..............       16,317
     784,153          Whitbread plc ...........................        8,773
   1,498,303        * Yum! Brands, Inc ........................       44,290
                                                                   ---------
                      TOTAL EATING AND DRINKING PLACES               468,027
                                                                   ---------
 EDUCATIONAL SERVICES--0.16%
     893,921        * Apollo Group, Inc (Class A) .............       55,209
      95,524        * Apollo Group, Inc (University of
                         Phoenix Online) ......................        4,843
     461,232          Benesse Corp ............................        7,951
     237,796        * Career Education Corp ...................       16,270
     249,024        * Corinthian Colleges, Inc ................       12,095
     331,128        * DeVry, Inc ..............................        7,712
     148,172        * Education Management Corp ...............        7,880
     267,970        * ITT Educational Services, Inc ...........        7,838
      74,403        * Learning Tree International, Inc ........        1,163
     107,352        * Princeton Review, Inc ...................          633
      66,500          Strayer Education, Inc ..................        5,283
     213,544        * Sylvan Learning Systems, Inc ............        4,877
      40,053        * Whitman Education Group .................          615
                                                                   ---------
                      TOTAL EDUCATIONAL SERVICES                     132,369
                                                                   ---------
 ELECTRIC, GAS, AND SANITARY SERVICES--3.49%
   2,239,672       e* AES Corp ................................       14,222
     382,368          AGL Resources, Inc ......................        9,727
      58,398          Aguas de Barcelona S.A. .................          798
     789,149       e* Allegheny Energy, Inc ...................        6,668
     404,373          Allete, Inc .............................       10,736
     501,910          Alliant Energy Corp .....................        9,551
   1,013,877        * Allied Waste Industries, Inc ............       10,189
   1,013,088          Ameren Corp .............................       44,677
   2,256,261          American Electric Power Co, Inc .........       67,304
     100,605          American States Water Co ................        2,747
   1,150,042        * Aquila, Inc .............................        2,967
     299,010          Atmos Energy Corp .......................        7,415
   1,160,236          Australian Gas Light Co Ltd .............        8,520
     320,315          Avista Corp .............................        4,532
         386        * Beacon Power Corp .......................            0
   4,352,538          BG Group plc ............................       19,285
     216,204          Black Hills Corp ........................        6,637
      94,077          California Water Service Group ..........        2,645

                       SEE NOTES TO FINANCIAL STATEMENTS

                     2003 SEMIANNUAL REPORT  College Retirement Equities Fund 23

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 ELECTRIC, GAS, AND SANITARY SERVICES--(CONTINUED)
   1,614,886       e* Calpine Corp ............................   $   10,658
      74,018          Cascade Natural Gas Corp ................        1,414
     117,866        * Casella Waste Systems, Inc (Class A) ....        1,064
   1,336,763          Centerpoint Energy, Inc .................       10,895
      78,834          Central Vermont Public Service Corp .....        1,541
  12,480,498          Centrica plc ............................       36,195
     105,157          CH Energy Group, Inc ....................        4,732
       4,590          Chesapeake Utilities Corp ...............          104
     503,429        e Chubu Electric Power Co, Inc ............        9,182
   1,259,467          Cinergy Corp ............................       46,336
   1,513,306        * Citizens Communications Co ..............       19,507
      37,036        * Clean Harbors, Inc ......................          353
     271,778          Cleco Corp ..............................        4,707
   2,199,545          CLP Holdings Ltd ........................        9,618
     811,167        * CMS Energy Corp .........................        6,570
      50,905          Connecticut Water Service, Inc ..........        1,301
   2,174,455          Consolidated Edison, Inc ................       94,110
   1,181,888          Constellation Energy Group, Inc .........       40,539
     346,725          Contact Energy Ltd ......................        1,025
         212          Daiseki Co Ltd ..........................            3
   1,740,182          Dominion Resources, Inc .................      111,841
     584,366          DPL, Inc ................................        9,315
     457,831          DQE, Inc ................................        6,900
   1,017,999          DTE Energy Co ...........................       39,335
   4,484,228          Duke Energy Corp ........................       89,460
   1,300,355       e* Dynegy, Inc (Class A) ...................        5,461
   1,844,106          E.ON AG. ................................       94,808
      81,799          E.ON AG. (Spon ADR) .....................        4,192
   2,417,452        * Edison International ....................       39,719
   3,419,441        e El Paso Corp ............................       27,629
     312,928        * El Paso Electric Co .....................        3,858
      29,287          Electrabel S.A. .........................        7,463
       2,000        * Electrabel S.A. (Strip Vvpr) ............            5
   1,334,769          Electricidade de Portugal S.A. ..........        2,851
     140,337          Empire District Electric Co .............        3,052
     709,456        e Endesa S.A. .............................       11,878
   3,455,738        e Enel S.p.A. .............................       21,548
     230,624          Energen Corp ............................        7,680
     725,030          Energy East Corp ........................       15,052
      28,872          EnergySouth, Inc ........................          947
   2,269,094          Entergy Corp ............................      119,763
     562,944          Equitable Resources, Inc ................       22,934
   2,069,113          Exelon Corp .............................      123,754
         958        * Exmar NV ................................           33
   1,407,101          FirstEnergy Corp ........................       54,103
   1,095,909          FPL Group, Inc ..........................       73,262
     437,794        e Gas Natural SDG S.A. ....................        8,798
     333,376          Great Plains Energy, Inc ................        9,628
     200,633          Hawaiian Electric Industries, Inc .......        9,199
   3,588,199          Hong Kong & China Gas Co Ltd ............        4,532
   1,878,011          Hong Kong Electric Holdings Ltd .........        7,369
   2,376,030        e Iberdrola S.A. ..........................       41,146
     182,822          Idacorp, Inc ............................        4,799
     500,000        * International Power plc .................        1,066
     869,603          Kansai Electric Power Co, Inc ...........       13,717
     285,925          Kelda Group plc .........................        2,017
     989,456          KeySpan Corp ............................       35,076
     559,949          Kinder Morgan, Inc ......................       30,601
     472,862          Kurita Water Industries Ltd .............        5,234
     971,104        e Kyushu Electric Power Co, Inc ...........       15,115
     127,072          Laclede Group, Inc ......................        3,406
     412,283          MDU Resources Group, Inc ................       13,807
     109,258          MGE Energy, Inc .........................        3,442
      50,808          Middlesex Water Co ......................        1,252
   1,865,617       e* Mirant Corp .............................        5,410
     613,954          National Fuel Gas Co ....................       15,994
   7,426,197          National Grid Transco plc ...............       50,365
     183,848          New Jersey Resources Corp ...............        6,527
     169,554          NGC Holdings Ltd ........................          156
     366,657          Nicor, Inc ..............................       13,607
   1,462,136          NiSource, Inc ...........................       27,781
     314,962        * NiSource, Inc (Sails) ...................          699
     658,652          Northeast Utilities .....................       11,026
     170,718          Northwest Natural Gas Co ................        4,652
     138,006       e* Northwestern Corp .......................          276
     270,259          NSTAR ...................................       12,310
     102,445          NUI Corp ................................        1,590
       6,023          Oest Elektrizitatswirts (A Shs) .........          555
     356,846          OGE Energy Corp .........................        7,626
     584,008          Oneok, Inc ..............................       11,464
   2,654,445          Osaka Gas Co Ltd ........................        6,566
     166,965          Otter Tail Corp .........................        4,505
     185,647          Peoples Energy Corp .....................        7,962
     926,608          Pepco Holdings, Inc .....................       17,754
   2,033,718        * PG&E Corp ...............................       43,013
     327,075          Philadelphia Suburban Corp ..............        7,974
     196,978          Piedmont Natural Gas Co, Inc ............        7,645
     929,559          Pinnacle West Capital Corp ..............       34,812
     239,911          PNM Resources, Inc ......................        6,418
     933,942          PPL Corp ................................       40,160
   1,410,953          Progress Energy, Inc ....................       61,941
     496,039        * Progress Energy, Inc (Cvo) ..............          223
      22,000          Public Power Corp .......................          397
   1,106,850          Public Service Enterprise Group, Inc ....       46,764
     545,796          Puget Energy, Inc .......................       13,028
     618,631          Questar Corp ............................       20,706
     100,000          Red Electrica de Espana .................        1,309
   1,433,724        * Reliant Resources, Inc ..................        8,789
     842,539        * Republic Services, Inc ..................       19,100
      99,903          Resource America, Inc (Class A) .........        1,034
      63,096          Roto-Rooter, Inc ........................        2,406
     171,223          RWE AG. .................................        5,169
     544,865          SCANA Corp ..............................       18,678
   1,500,102          Scottish & Southern Energy plc ..........       15,446
   3,689,035          Scottish Power plc ......................       22,158
     123,434        e SEMCO Energy, Inc .......................          718
     893,581          Sempra Energy ...........................       25,494
     160,000          Severn Trent plc ........................        1,806
   1,048,162       e* Sierra Pacific Resources ................        6,226
      13,644          SJW Corp ................................        1,163
   6,346,693        e Snam Rete Gas S.p.A. ....................       24,926
      80,029          South Jersey Industries, Inc ............        2,949
   5,923,437          Southern Co .............................      184,574
     304,514        * Southern Union Co .......................        5,158
     216,895          Southwest Gas Corp ......................        4,594
      65,305          Southwest Water Co ......................          912
     226,824        * Stericycle, Inc .........................        8,728
     632,318        e Suez S.A.(France) .......................       10,064
     874,417        e TECO Energy, Inc ........................       10,484
      67,765          Texas Genco Holdings, Inc ...............        1,576
     888,770          Tohoku Electric Power Co, Inc ...........       13,146
   1,439,241          Tokyo Electric Power Co, Inc ............       27,508
  18,658,311        e Tokyo Gas Co Ltd ........................       53,609
     130,000          Tomra Systems ASA .......................          558
      37,100        e TransAlta Corp ..........................          491
   1,606,220          TransCanada Corp ........................       28,076
   1,798,180          TXU Corp ................................       40,369
     251,989          UGI Corp ................................        7,988
      80,566          UIL Holdings Corp .......................        3,267

                       SEE NOTES TO FINANCIAL STATEMENTS

24 College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 ELECTRIC, GAS, AND SANITARY SERVICES--(CONTINUED)
     469,722        e Union Fenosa S.A. .......................   $    7,956
     193,668          Unisource Energy Corp ...................        3,641
   1,087,890          United Utilities plc ....................       10,574
      30,893          Unitil Corp .............................          745
     337,121          Vectren Corp ............................        8,445
   1,906,026       e* Vivendi Universal S.A. ..................       34,692
     188,504        * Waste Connections, Inc ..................        6,607
   3,365,921          Waste Management, Inc ...................       81,085
       2,006          West Japan Railway Co ...................        7,601
     389,646          Westar Energy, Inc ......................        6,324
      88,360          Western Gas Resources, Inc ..............        3,499
     305,046          WGL Holdings, Inc .......................        8,145
   2,577,720          Williams Cos, Inc .......................       20,364
     540,658          Wisconsin Energy Corp ...................       15,679
     188,990          WPS Resources Corp ......................        7,597
   1,973,479          Xcel Energy, Inc ........................       29,681
                                                                   ---------
                      TOTAL ELECTRIC, GAS, AND SANITARY SERVICES   2,936,535
                                                                   ---------
 ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--7.14%
     214,894        * ABB Ltd .................................          706
     144,895        * Actel Corp ..............................        2,970
     204,185     b,e* Acterna Corp ............................           10
     139,216        * Active Power, Inc .......................          234
   4,916,327        * ADC Telecommunications, Inc .............       11,445
     102,943        * Adtran, Inc .............................        5,252
     121,994        * Advanced Energy Industries, Inc .........        1,738
     487,020        * Advanced Fibre Communications, Inc ......        7,924
   1,818,500        * Advanced Micro Devices, Inc .............       11,657
      36,141       e* Advanced Power Technology, Inc ..........          279
   1,474,965          Advantest Corp ..........................       65,349
       3,300          Advantest Corp (ADR) ....................           37
     412,221        * Aeroflex, Inc ...........................        3,191
   3,480,816       e* Agere Systems, Inc (Class A) ............        8,110
   5,722,091        * Agere Systems, Inc (Class B) ............       13,161
      24,000        e Aixtron AG. .............................          122
     136,132       e* Alcatel S.A. (Spon ADR) .................        1,218
     186,102        * Allen Telecom, Inc ......................        3,074
     160,631        * Alliance Semiconductor Corp .............          777
     370,000        e Alps Electric Co Ltd ....................        4,739
      83,289       e* Alstom ..................................          287
   2,405,761        * Altera Corp .............................       39,454
     864,687          American Power Conversion Corp ..........       13,480
     137,835       e* American Superconductor Corp ............          804
     214,186          Ametek, Inc .............................        7,850
     542,316        * Amkor Technology, Inc ...................        7,126
     100,939        * Amphenol Corp (Class A) .................        4,726
     104,499        * Anadigics, Inc ..........................          344
   1,864,533        * Analog Devices, Inc .....................       64,923
     150,094        * Anaren Microwave, Inc ...................        1,406
     117,735          Applica, Inc ............................        1,001
   1,577,769        * Applied Micro Circuits Corp .............        9,546
      31,876          Applied Signal Technology, Inc ..........          538
     649,305        * ARM Holdings plc ........................          718
     413,761       e* Arris Group, Inc ........................        2,052
     204,505        * Artesyn Technologies, Inc ...............        1,147
     108,143        * Artisan Components, Inc .................        2,445
     156,000          ASM Pacific Technology Ltd ..............          456
   6,103,619        * ASML Holding NV .........................       57,965
   1,513,452       e* ASML Holding NV (New York Shs) ..........       14,469
      60,731       e* AstroPower, Inc .........................          200
     162,445        * ATI Technologies, Inc ...................        1,602
   2,295,553        * Atmel Corp ..............................        5,808
     186,673        * ATMI, Inc ...............................        4,661
     379,085        * Avanex Corp .............................        1,516
     267,470          AVX Corp ................................        2,939
      76,682        * AXT, Inc ................................           90
     203,967          Baldor Electric Co ......................        4,202
     114,881        * Ballard Power Systems, Inc ..............        1,554
         266          Barco NV ................................           16
      63,900          Bel Fuse, Inc (Class B) .................        1,463
     154,225        * Benchmark Electronics, Inc ..............        4,744
   1,174,276        * Broadcom Corp (Class A) .................       29,251
     178,916          C&D Technologies, Inc ...................        2,569
     156,081        * Caliper Technologies Corp ...............          710
     423,866        * Capstone Turbine Corp ...................          462
      36,006        * Catapult Communications Corp ............          382
     218,558        * C-COR.net Corp ..........................        1,071
     379,009        * Celestica, Inc ..........................        5,891
      10,891        * Celestica, Inc (U.S.) ...................          172
     186,284        * Centillium Communications, Inc ..........        1,846
      33,106        * Ceradyne, Inc ...........................          620
   1,291,000        * Chartered Semiconductor
                         Manufacturing Ltd ....................          667
     209,653        * Checkpoint Systems, Inc .................        2,967
     322,061        * ChipPAC, Inc ............................        2,470
   2,350,453        * CIENA Corp ..............................       12,199
      49,875       e* ClearOne Communications, Inc ............          110
      34,419        * Comtech Telecommunications ..............          972
   1,135,693        * Comverse Technology, Inc ................       17,069
   1,642,626        * Conexant Systems, Inc ...................        6,735
     993,690        * Corvis Corp .............................        1,491
     385,231       e* Cree, Inc ...............................        6,272
     203,054          CTS Corp ................................        2,122
     107,709          Cubic Corp ..............................        2,393
     646,021        * Cypress Semiconductor Corp ..............        7,752
     203,248        * DDI Corp ................................           14
      18,242        * Diodes, Inc .............................          347
      82,417        * Ditech Communications Corp ..............          410
      56,066       e* Drexler Technology Corp .................          869
     178,123        * DSP Group, Inc ..........................        3,835
      74,376        * Dupont Photomasks, Inc ..................        1,401
     180,247        * Electro Scientific Industries, Inc ......        2,733
     229,157          Electrocomponents plc ...................        1,227
     589,162          Electrolux AB Series B ..................       11,629
     150,360        * Emcore Corp .............................          493
   2,074,475          Emerson Electric Co .....................      106,006
      65,924        * Emerson Radio Corp ......................          443
      69,690        * EMS Technologies, Inc ...................          912
     600,074        * Energizer Holdings, Inc .................       18,842
      98,863        * Energy Conversion Devices, Inc ..........          900
      39,682        * Energy Developments Ltd .................           46
     301,043        * Entegris, Inc ...........................        4,046
      97,998       e* Epcos AG. ...............................        1,263
      10,000       e* ERG Ltd .................................            5
     222,001        * ESS Technology, Inc .....................        2,165
     257,735        * Exar Corp ...............................        4,080
     495,667        * Fairchild Semiconductor
                         International, Inc ...................        6,340
     884,248       e* Finisar Corp ............................        1,371
      70,935          Fisher & Paykel Appliances Holdings Ltd .          567
      88,233          Fisher & Paykel Healthcare Corp .........          638
      47,968          Franklin Electric Co, Inc ...............        2,669
     227,453       e* FuelCell Energy, Inc ....................        1,863
   3,112,968          Fujitsu Ltd .............................       12,755
     868,660          Furukawa Electric Co Ltd ................        2,836
      68,900          Futaba Corp .............................        1,610
   1,473,215        * Gemstar-TV Guide International, Inc .....        7,499
  68,472,251          General Electric Co .....................    1,963,784
     207,373        * Genesis Microchip, Inc ..................        2,808
      81,936        * Genlyte Group, Inc ......................        2,865
     883,000       b* Geotek Communications, Inc ..............            1
     744,062        * GlobespanVirata, Inc ....................        6,139

                       SEE NOTES TO FINANCIAL STATEMENTS

                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 25

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--(CONTINUED)
     377,970        * GrafTech International Ltd ..............     $  2,060
     137,932          Harman International Industries, Inc ....       10,916
     386,009        * Harmonic, Inc ...........................        1,571
     300,968          Harris Corp .............................        9,044
     175,149          Helix Technology Corp ...................        2,317
     129,100        * Hexcel Corp .............................          413
     180,000          Hirose Electric Co Ltd ..................       14,886
     274,407          Hubbell, Inc (Class B) ..................        9,083
     170,936        * Hutchinson Technology, Inc ..............        5,622
      65,498        * Inet Technologies, Inc ..................          653
     429,183       e* Infineon Technologies AG. ...............        4,150
      27,538        * Innovex, Inc ............................          278
     360,597        * Integrated Circuit Systems, Inc .........       11,334
     624,633        * Integrated Device Technology, Inc .......        6,902
     176,934        * Integrated Silicon Solution, Inc ........        1,228
  42,487,034          Intel Corp ..............................      883,051
     351,435        * Interdigital Communications Corp ........        8,213
     310,021        * International Rectifier Corp ............        8,315
     633,330        * Intersil Corp (Class A) .................       16,853
     116,839          Inter-Tel, Inc ..........................        2,479
     106,115        * InterVoice, Inc .........................          524
      74,332        * IXYS Corp ...............................          592
     847,902        * Jabil Circuit, Inc ......................       18,739
     447,287        * Jacuzzi Brands, Inc .....................        2,366
   8,084,032        * JDS Uniphase Corp .......................       28,375
      32,079        * JNI Corp ................................          158
   1,782,409          Johnson Electric Holdings Ltd ...........        2,206
     439,380        * Kemet Corp ..............................        4,438
     449,501          Kidde plc ...............................          630
      55,792        * Komag, Inc ..............................          660
   2,635,988        e Koninklijke Philips Electronics NV ......       50,128
     465,671        * Kopin Corp ..............................        2,850
      10,000       e* Kudelski S.A. (Br) ......................          181
      47,975        * KVH Industries, Inc .....................        1,186
     479,598          Kyocera Corp ............................       27,440
     398,506        * L-3 Communications Holdings, Inc ........       17,331
     590,214        * Lattice Semiconductor Corp ..............        4,857
      26,263        * Lifeline Systems, Inc ...................          746
   2,777,588          Linear Technology Corp ..................       89,466
     130,517        * Littelfuse, Inc .........................        2,918
      93,998          LSI Industries, Inc .....................        1,043
   2,146,810        * LSI Logic Corp ..........................       15,199
     262,800        e Mabuchi Motor Co Ltd ....................       20,092
      77,072        * Magnetek, Inc ...........................          196
     100,990       e* Manufacturers Services Ltd ..............          490
   4,422,679        e Matsushita Electric Industrial Co Ltd ...       43,794
     603,350          Matsushita Electric Industrial Co Ltd
                         (Spon ADR) ...........................        6,064
      36,107          Matsushita Electric Works Ltd ...........          214
     158,026        * Mattson Technology, Inc .................          488
   4,167,970          Maxim Integrated Products, Inc ..........      142,503
     491,411          Maytag Corp .............................       12,000
     675,365        * McData Corp (Class A) ...................        9,908
      84,304       e* Medis Technologies Ltd ..................          601
     396,700        e Melco, Inc ..............................        7,599
     243,601        * MEMC Electronic Materials, Inc ..........        2,387
     142,124        * Mercury Computer Systems, Inc ...........        2,581
      51,900       e* Merix Corp ..............................          395
     232,194          Methode Electronics, Inc (Class A) ......        2,496
     347,216        * Micrel, Inc .............................        3,608
   1,568,654          Microchip Technology, Inc ...............       38,432
   3,287,166        * Micron Technology, Inc ..................       38,230
     198,497        * Microsemi Corp ..........................        3,176
     266,252        * Microtune, Inc ..........................          852
     424,012        * Mindspeed Technologies, Inc .............        1,145
     108,502       e* MIPS Technologies, Inc (Class A) ........          278
     146,417        * MIPS Technologies, Inc (Class B) ........          362
   1,829,024          Mitsubishi Electric Corp ................        5,941
       7,431        * Mobistar S.A. ...........................          305
     796,507          Molex, Inc ..............................       21,498
     200,465          Molex, Inc (Class A) ....................        4,647
     114,688        * Monolithic System Technology, Inc .......        1,039
      97,587        * Moog, Inc (Class A) .....................        3,391
  12,868,850          Motorola, Inc ...........................      121,353
     641,065        * MRV Communications, Inc .................        1,289
     271,556          Murata Manufacturing Co Ltd .............       10,674
     271,935        * Mykrolis Corp ...........................        2,760
      31,561          National Presto Industries, Inc .........          997
   1,728,654        * National Semiconductor Corp .............       34,089
     811,946        * NEC Corp ................................        4,057
     229,041        * Netro Corp ..............................          660
     393,766        * New Focus, Inc ..........................        1,473
     268,581          NGK Spark Plug Co Ltd ...................        1,883
     292,000          Nippon Electric Glass Co Ltd ............        3,084
     236,400        e Nitto Denko Corp ........................        7,737
  14,323,417          Nokia Oyj ...............................      235,869
   9,780,901        * Nortel Networks Corp ....................       26,202
          91        * Nortel Networks Corp (U.S.) .............            0
   1,581,874        * Novellus Systems, Inc ...................       57,930
     898,302        * Nvidia Corp .............................       20,670
     376,220        * Oak Technology, Inc .....................        2,336
     384,000        * Oki Electric Industry Co Ltd ............        1,100
     137,403       e* Omnivision Technologies, Inc ............        4,287
     419,895        * ON Semiconductor Corp ...................        1,134
     686,682        * Oplink Communications, Inc ..............        1,284
      37,246        * Optical Communication Products, Inc .....           67
      61,617       e* OSI Systems, Inc ........................          990
     178,852        * Paradyne Networks, Inc ..................          322
     114,636          Park Electrochemical Corp ...............        2,287
      37,478       e* Parkervision, Inc .......................          245
      12,932        * Parthusceva, Inc ........................          105
      83,869       e* Pemstar, Inc ............................          351
     136,901        * Pericom Semiconductor Corp ..............        1,273
     186,219        * Photronics, Inc .........................        3,250
     284,991          Pioneer Corp ............................        6,408
     232,807       e* Pixelworks, Inc .........................        1,383
     254,378        * Plantronics, Inc ........................        5,512
     301,370        * Plexus Corp .............................        3,475
     107,684       e* Plug Power, Inc .........................          503
     108,351        * PLX Technology, Inc .....................          427
     901,755        * PMC-Sierra, Inc .........................       10,578
     616,764        * Polycom, Inc ............................        8,548
      43,927        * Powell Industries, Inc ..................          643
     179,062        * Power Integrations, Inc .................        4,355
     365,637        * Power-One, Inc ..........................        2,614
     441,185        * Powerwave Technologies, Inc .............        2,766
     185,801          Proton Energy Systems ...................          398
     789,652       e* Proxim Corp (Class A) ...................        1,153
     690,092        * QLogic Corp .............................       33,352
   4,376,289          Qualcomm, Inc ...........................      156,452
     523,817        * Rambus, Inc .............................        8,680
     184,393        * Rayovac Corp ............................        2,388
     161,498       b* Read-Rite Corp ..........................           10
     154,095          Regal-Beloit Corp .......................        2,943
     375,302        * Remec, Inc ..............................        2,612
   1,075,965       e* RF Micro Devices, Inc ...................        6,477
      40,724          Richardson Electronics Ltd ..............          330
     477,000          Rinnai Corp .............................       10,031
   1,189,719          Rockwell Collins, Inc ...................       29,303
     106,094        * Rogers Corp .............................        3,533


                       SEE NOTES TO FINANCIAL STATEMENTS

26 College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--(CONTINUED)
     254,257          Rohm Co Ltd .............................     $ 27,824
      46,214        * SafeNet, Inc ............................        1,293
      43,122       e* Salton, Inc .............................          389
   7,971,978        * Sanmina-SCI Corp ........................       50,303
     584,099          Sanyo Electric Co Ltd ...................        1,999
     202,280        * SBA Communications Corp .................          615
      97,042        * SBS Technologies, Inc ...................          954
     282,493          Schneider Electric S.A. .................       13,281
     751,967          Scientific-Atlanta, Inc .................       17,927
     154,252        * Seachange International, Inc ............        1,472
     349,430        * Semtech Corp ............................        4,976
   1,144,550          Sharp Corp ..............................       14,689
     398,521        * Silicon Image, Inc ......................        2,224
     144,348       e* Silicon Laboratories, Inc ...............        3,845
     518,995        * Silicon Storage Technology, Inc .........        2,175
      39,685        * Siliconix, Inc ..........................        1,433
     172,731        * Sipex Corp ..............................          846
   5,211,182       e* Sirius Satellite Radio, Inc .............        8,807
     905,391       e* Skyworks Solutions, Inc .................        6,129
     111,564          Smith (A.O.) Corp .......................        3,141
   1,302,078        * Sonus Networks, Inc .....................        6,549
   2,626,770          Sony Corp ...............................       73,941
     111,165        * Spectralink Corp ........................        1,098
      96,871        * Standard Microsystems Corp ..............        1,470
     751,000          Stanley Electric Co Ltd .................       10,701
     405,044        e STMicroelectronics NV ...................        8,493
      88,332        * Stoneridge, Inc .........................        1,206
     557,202        * Stratex Networks, Inc ...................        1,783
      28,189        * Stratos Lightwave, Inc ..................          140
   1,197,791          Sumitomo Electric Industries Ltd ........        8,748
       3,518        * Suntron Corp ............................           10
     165,944        * Superconductor Technologies .............          382
      69,588        * Supertex, Inc ...........................        1,278
   1,115,255        * Sycamore Networks, Inc ..................        4,271
      61,012        * Symmetricom, Inc ........................          268
      62,387        * Synaptics, Inc ..........................          840
  27,954,800        * Taiwan Semiconductor Manufacturing
                         Co Ltd ...............................       46,039
   3,964,970        * Taiwan Semiconductor Manufacturing
                      Co Ltd (Spon ADR) .......................       39,967
     143,060          Taiyo Yuden Co Ltd ......................        1,394
     126,143          TDK Corp ................................        6,230
     263,621        * Technitrol, Inc .........................        3,967
     329,228        * Tekelec .................................        3,720
   2,382,458        * Tellabs, Inc ............................       15,653
     508,066       e* Tellium, Inc ............................          473
     426,797       e* Terayon Communication Systems, Inc ......        1,165
  10,481,954          Texas Instruments, Inc ..................      184,482
       1,747          Thine Electronics, Inc ..................        3,637
     289,536        * Thomas & Betts Corp .....................        4,184
     301,785        e Thomson .................................        4,654
     142,436        * Three-Five Systems, Inc .................          983
     802,769          Tokyo Electron Ltd ......................       38,041
      88,661        * Tollgrade Communications, Inc ...........        1,654
   4,655,077          Toshiba Corp ............................       16,011
          22          Towa Corp ...............................            0
     691,538        * Transmeta Corp ..........................        1,106
      75,383        * Trikon Technologies, Inc ................          273
     877,489        * Triquint Semiconductor, Inc .............        3,650
     100,033        * TTM Technologies, Inc ...................          469
     222,636        * Turnstone Systems, Inc ..................          559
      70,497        * Ulticom, Inc ............................          670
       2,353          Unaxis Holding AG. (Regd) ...............          192
       3,696          United Capital Corp .....................          129
     114,018       e* Universal Display Corp ..................        1,017
      91,536        * Universal Electronics, Inc ..............        1,161
     331,466        * Utstarcom, Inc ..........................       11,790
     164,539        * Valence Technology, Inc .................          492
     206,706        * Varian Semiconductor Equipment
                         Associates, Inc ......................        6,152
     253,200          Venture Corp Ltd ........................        2,315
     133,336        * Viasat, Inc .............................        1,912
     138,308        * Vicor Corp ..............................        1,328
      70,214        * Virage Logic Corp .......................          508
     919,339        * Vishay Intertechnology, Inc .............       12,135
   1,347,376        * Vitesse Semiconductor Corp ..............        6,629
     198,412        * Westell Technologies, Inc ...............        1,716
     357,823          Whirlpool Corp ..........................       22,793
     119,115        * White Electronic Designs Corp ...........        1,261
     141,010        * Wilson Greatbatch Technologies, Inc .....        5,090
      71,620          Woodhead Industries, Inc ................          897
   3,027,073        * Xilinx, Inc .............................       76,615
     130,722          Yamaha Corp .............................        1,792
     472,622        * Zenith Electronics Corp .................            0
     191,251        * Zomax, Inc ..............................          625
                                                                   ---------
                      TOTAL ELECTRONIC AND OTHER
                         ELECTRIC EQUIPMENT                        6,004,904
                                                                   ---------

 ENGINEERING AND MANAGEMENT SERVICES--0.73%
     111,625       e* aaiPharma, Inc ..........................        2,219
      44,954        * Advisory Board Co .......................        1,822
     344,842        * Affymetrix, Inc .........................        6,797
     189,194        * Answerthink, Inc ........................          365
     169,805       e* Antigenics, Inc .........................        1,956
     462,662        * Applera Corp (Celera Genomics Group) ....        4,775
     110,929       e* Applied Molecular Evolution .............          475
     219,188        * Ariad Pharmaceuticals, Inc ..............          984
      31,200        * Baker (Michael) Corp ....................          334
   1,105,507        * BearingPoint, Inc .......................       10,668
          85          Bellsystem 24, Inc ......................           14
      22,941        * Bioreliance Corp ........................          486
     429,693        * Celgene Corp ............................       13,063
     528,155        * Century Business Services, Inc ..........        1,717
       2,942        * CGI Group, Inc (Class A) ................           18
      48,874        * Charles River Associates, Inc ...........        1,382
     138,823        * Ciphergen Biosystems, Inc ...............        1,423
      87,061        * Cornell Cos, Inc ........................        1,318
     251,591        * Corporate Executive Board Co ............       10,270
     224,473        * Corrections Corp of America .............        5,686
     416,883        * Covance, Inc ............................        7,546
     294,956        * CuraGen Corp ............................        1,637
     186,486        * CV Therapeutics, Inc ....................        5,531
     236,555        * Decode Genetics, Inc ....................          738
      81,363        * Deltagen, Inc ...........................           11
      91,930        * DiamondCluster International, Inc
                         (Class A) ............................          341
      56,731        * Digitas, Inc ............................          281
     109,866       e* Discovery Partners International, Inc ...          488
     165,350        * Diversa Corp ............................        1,625
     115,411       e* eResearch Technology, Inc ...............        2,558
      91,608        * Exact Sciences Corp .....................        1,004
     314,365        * Exelixis, Inc ...........................        2,182
     339,229        * Exult, Inc ..............................        2,907
     120,404        * First Consulting Group, Inc .............          562
     457,141          Fluor Corp ..............................       15,378
      91,049        * Forrester Research, Inc .................        1,490
     260,534        * FTI Consulting, Inc .....................        6,506
     303,353        * Gartner, Inc (Class A) ..................        2,299
     240,938        * Gartner, Inc (Class B) ..................        1,807
     199,141        * Gene Logic, Inc .........................        1,189
      65,876        * Genencor International, Inc .............        1,085
      96,165        * Gen-Probe, Inc ..........................        3,930
   2,650,561          Halliburton Co ..........................       60,963
     468,611        * Incyte Corp .............................        2,174
      30,000       f* International Hydron Liquidating Trust ..            1

                       SEE NOTES TO FINANCIAL STATEMENTS

                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 27

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 ENGINEERING AND MANAGEMENT SERVICES--(CONTINUED)
      76,152        * Inveresk Research Group, Inc ............     $  1,378
     316,164        * Jacobs Engineering Group, Inc ...........       13,326
      45,966       e* Kendle International, Inc ...............          285
     112,262        * Kosan Biosciences, Inc ..................          662
      55,118          Landauer, Inc ...........................        2,306
     224,795        * Lexicon Genetics, Inc ...................        1,508
     125,798       e* Luminex Corp ............................          649
     111,232        * MAXIMUS, Inc ............................        3,073
     196,380        * Maxygen, Inc ............................        2,154
   8,546,817          Monsanto Co .............................      184,953
     730,060          Moody's Corp ............................       38,481
     176,950       e* Myriad Genetics, Inc ....................        2,408
     277,087        * Navigant Consulting, Inc ................        3,283
      90,785       e* Neopharm, Inc ...........................        1,257
     161,570        * Parexel International Corp ..............        2,254
   1,646,235          Paychex, Inc ............................       48,251
      24,073          PERBIO SCIENCE AB .......................          448
     205,559        * Per-Se Technologies, Inc ................        2,308
       1,307        * Per-Se Technologies, Inc Wts 07/08/03 ...            0
     232,806        * Pharmaceutical Product Development, Inc .        6,689
     156,814        * Pharmacopeia, Inc .......................        1,294
     113,888        * PracticeWorks, Inc ......................        2,198
     260,649       e* PRG-Schultz International, Inc ..........        1,538
     435,202        * Quest Diagnostics, Inc ..................       27,766
     596,570        * Quintiles Transnational Corp ............        8,465
      83,276        * Regeneration Technologies, Inc ..........        1,107
     225,502       e* Regeneron Pharmaceuticals, Inc ..........        3,552
      94,241        * Repligen Corp ...........................          488
      65,386       e* Research Frontiers, Inc .................          915
     111,737        * Resources Connection, Inc ...............        2,666
      20,420        * Rigel Pharmaceuticals, Inc ..............          221
     109,987        * Right Management Consultants, Inc .......        1,391
     107,630        * Sangamo Biosciences, Inc ................          307
     119,421        * Seattle Genetics, Inc ...................          615
   1,358,001          SembCorp Industries Ltd .................          987
     236,140       e* Sequenom, Inc ...........................          642
   1,585,264          Servicemaster Co ........................       16,962
      21,282        * SFBC International, Inc .................          385
   1,386,300          Singapore Technologies Engineering Ltd ..        1,370
      48,958        * SM&A ....................................          556
     103,204        * Sourcecorp ..............................        2,229
     169,361        * Symyx Technologies, Inc .................        2,764
      45,624        * Tejon Ranch Co ..........................        1,373
     213,204        * Telik, Inc ..............................        3,426
     335,963       e* Tetra Tech, Inc .........................        5,755
     145,000          TKC Corp ................................        1,570
     190,345        * Transkaryotic Therapies, Inc ............        2,197
      60,656       e* TRC Cos, Inc ............................          895
      96,600       e* Trimeris, Inc ...........................        4,413
     258,487        * Tularik, Inc                                     2,569
     486,099        * U.S. Oncology, Inc ......................        3,592
     139,331        * URS Corp ................................        2,711
      61,758          Vedior NV ...............................          560
     168,571        * Watson Wyatt & Co Holdings ..............        3,907
                                                                    --------
                      TOTAL ENGINEERING AND MANAGEMENT SERVICES      617,064
                                                                    --------
 ENVIRONMENTAL QUALITY AND HOUSING--0.00%
     215,126        * Cadiz, Inc ..............................           29
                                                                    --------
                      TOTAL ENVIRONMENTAL QUALITY AND HOUSING             29
                                                                    --------
 FABRICATED METAL PRODUCTS--0.52%
     196,568        * Alliant Techsystems, Inc ................       10,204
     355,807          Assa Abloy AB (B Shs) ...................        3,445
     398,691          Ball Corp ...............................       18,144
      31,789          Boehler-Uddeholm AG. ....................        1,757
      36,410          Butler Manufacturing Co .................          602
      61,129          CIRCOR International, Inc ...............        1,090
     263,415          Crane Co ................................        5,961
   1,035,062        * Crown Holdings, Inc .....................        7,390
     836,891          Danaher Corp ............................       56,950
      33,906        * Drew Industries, Inc ....................          617
   1,588,790        e European Aeronautic Defense & Space Co ..       19,486
     800,383          Fortune Brands, Inc .....................       41,780
     565,676          GKN plc .................................        2,077
     175,537        * Griffon Corp ............................        2,809
      47,352        * Gulf Island Fabrication, Inc ............          801
     239,689          Harsco Corp .............................        8,641
      65,000          Hitachi Cable Ltd .......................          175
   1,300,257          Illinois Tool Works, Inc ................       85,622
      99,736       e* Intermagnetics General Corp .............        1,979
      36,248        * Ladish Co, Inc ..........................          240
   2,906,797          Masco Corp ..............................       69,327
      68,903          Material Sciences Corp ..................          668
      86,398        * Mobile Mini, Inc ........................        1,411
     113,965        * NCI Building Systems, Inc ...............        1,903
     268,960        * Raytech Corp ............................        1,143
     250,809        * Shaw Group, Inc .........................        3,022
      69,432        * Silgan Holdings, Inc ....................        2,172
      97,495        * Simpson Manufacturing Co, Inc ...........        3,568
     464,622          SMC Corp ................................       39,120
     334,500          Snap-On, Inc ............................        9,711
      72,156        * SPS Technologies, Inc ...................        1,951
     405,369          Stanley Works ...........................       11,188
      34,000          Starrett (L.S.) Co (Class B) ............          440
     137,328          Sturm Ruger & Co, Inc ...................        1,373
     252,000          Techtronic Industries Co ................          423
     943,778          Tostem Inax Holding Corp ................       13,598
     383,102        * Tower Automotive, Inc ...................        1,402
     327,400          Toyo Seikan Kaisha Ltd ..................        3,062
      92,697          Valmont Industries, Inc .................        1,804
      67,365        * Water Pik Technologies, Inc .............          523
     101,241          Watts Industries, Inc (Class A) .........        1,807
                                                                    --------
                      TOTAL FABRICATED METAL PRODUCTS                439,386
                                                                    --------
 FOOD AND KINDRED PRODUCTS--3.78%
   1,294,059          Ajinomoto Co, Inc .......................       12,394
     110,573       e* American Italian Pasta Co (Class A) .....        4,605
   4,513,076          Anheuser-Busch Cos, Inc .................      230,393
   2,974,050          Archer Daniels Midland Co ...............       38,276
       6,984          Ariake Japan Co Ltd .....................          208
   1,722,294        e Asahi Breweries Ltd .....................       10,399
      98,518        * Aurora Foods, Inc .......................           34
      61,579        * Boston Beer Co, Inc (Class A) ...........          887
     148,526          Bunge Ltd ...............................        4,248
   1,445,768          Cadbury Schweppes plc ...................        8,541
   1,225,445          Campbell Soup Co ........................       30,023
       3,677          Carlsberg a/s (A Shs) ...................          123
      11,419        e Carlsberg a/s (B Shs) ...................          409
   2,839,086          Coca-Cola Amatil Ltd ....................       10,872
       9,737          Coca-Cola Bottling Co Consolidated ......          532
  10,969,341          Coca-Cola Co ............................      509,087
   1,205,126          Coca-Cola Enterprises, Inc ..............       21,873
      94,970          Coca-Cola Hellenic Bottling Co S.A. .....        1,586
      59,500          Coca-Cola West Japan Co Ltd .............          985
   3,062,864          Conagra Foods, Inc ......................       72,284
     426,187        * Constellation Brands, Inc (Class A) .....       13,382
     325,253          Coors (Adolph) Co (Class B) .............       15,931
     221,554          Corn Products International, Inc ........        6,653
      39,770          Danisco a/s .............................        1,558
     159,270        * Darling International, Inc ..............          382
     101,145          DCC plc .................................        1,359


                       SEE NOTES TO FINANCIAL STATEMENTS

28 College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 FOOD AND KINDRED PRODUCTS--(CONTINUED)
   1,116,112        * Dean Foods Co ...........................     $ 35,158
   1,202,502        * Del Monte Foods Co ......................       10,630
  16,175,472          Diageo plc ..............................      172,697
      93,640          Dreyer's Grand Ice Cream Holdings, Inc ..        7,362
       5,878          Farmer Brothers Co ......................        1,994
     221,639          Flowers Foods, Inc ......................        4,380
   2,233,130        e Foster's Group Ltd ......................        6,305
     256,231          Fraser & Neave Ltd ......................        1,251
     559,500        e Fuji Oil Co Ltd .........................        4,371
   3,877,058          General Mills, Inc ......................      183,811
  75,000,000          Global Bio-Chem Technology Group Co Ltd .       24,285
     115,523          Greencore Group plc .....................          385
     231,967        e Groupe Danone ...........................       32,099
   1,918,686          H.J. Heinz Co ...........................       63,278
     293,248          Heineken NV .............................       10,406
     454,611        * Hercules, Inc ...........................        4,501
     493,915          Hershey Foods Corp ......................       34,406
      43,454        * Horizon Organic Holding Corp ............        1,036
     377,157          Hormel Foods Corp .......................        8,939
     199,000          House Foods Corp ........................        1,823
      36,140          Interbrew S.A. ..........................          803
     108,358        * International Multifoods Corp ...........        2,482
     293,164          Interstate Bakeries Corp ................        3,723
      41,049        * J & J Snack Foods Corp ..................        1,298
     308,646          J.M. Smucker Co .........................       12,312
      21,815        * John B. Sanfilippo & Son ................          352
       5,500          Katokichi Co Ltd ........................           94
   1,323,049          Kellogg Co ..............................       45,473
      30,240          Kerry Group (Class A) ...................          467
      65,000          Kerry Group plc (Class A) ...............        1,000
     169,000          Kikkoman Corp ...........................        1,116
     193,000        e Kinki Coca-Cola Bottling Co Ltd .........        1,079
     534,680        e Kirin Brewery Co Ltd ....................        3,758
   1,429,502          Kraft Foods, Inc (Class A) ..............       46,530
     137,261          Lancaster Colony Corp ...................        5,307
     165,043          Lance, Inc ..............................        1,507
   1,324,935          Lion Nathan Ltd .........................        4,763
     242,526        e LVMH Moet Hennessy Louis Vuitton S.A. ...       12,029
      29,891        * M&F Worldwide Corp ......................          215
     729,605          McCormick & Co, Inc (Non-Vote) ..........       19,845
      58,708          Meiji Seika Kaisha Ltd ..................          192
     264,306       e* Molson, Inc (A Shs) .....................        7,098
       2,000        * Molson, Inc (B Shs) .....................           54
      93,913        * Monterey Pasta Co .......................          465
      15,200        * National Beverage Corp ..................          211
   1,034,105          Nestle S.A. (Regd) ......................      213,379
         283          Nichirei Corp ...........................            1
     237,784          Nippon Meat Packers, Inc ................        2,246
     689,002          Nisshin Seifun Group, Inc ...............        4,895
     103,305          Nissin Food Products Co Ltd .............        2,155
       8,206        * Numico NV ...............................          126
     887,074        e Parmalat Finanziaria S.p.A. .............        2,791
      65,553        * Peets Coffee & Tea, Inc .................        1,145
      53,671          Penford Corp ............................          600
   4,594,974          Pepsi Bottling Group, Inc ...............       91,991
     406,853          PepsiAmericas Inc .......................        5,110
  14,711,401          PepsiCo, Inc ............................      654,657
     482,062        e Pernod-Ricard ...........................       43,013
      99,129          Pilgrim's Pride Corp (Class B) ..........          959
     350,000       b* Power Pacific Ltd .......................            0
     318,581        e Q.P. Corp ...............................        2,515
     198,860       e* Ralcorp Holdings, Inc ...................        4,964
      36,205          Riviana Foods, Inc ......................          974
      61,942        * Robert Mondavi Corp (Class A) ...........        1,568
      17,386          SABMiller plc ...........................          116
      29,579          Sanderson Farms, Inc ....................          831
   3,843,042          Sara Lee Corp ...........................       72,288
     376,427          Scottish & Newcastle plc ................        2,277
     280,723          Sensient Technologies Corp ..............        6,454
      40,703          Singapore Food Industries Ltd ...........           18
     615,936       e* Smithfield Foods, Inc ...................       14,117
      83,000       e* Snow Brand Milk Products Co Ltd .........          208
     297,600          Southcorp Ltd ...........................          563
      42,170          Suedzucker AG. ..........................          724
      51,540          Tasty Baking Co .........................          541
     897,742          Tate & Lyle plc .........................        5,074
     163,392          Tootsie Roll Industries, Inc ............        4,982
     248,127          Topps Co, Inc ...........................        2,131
   1,266,378          Tyson Foods, Inc (Class A) ..............       13,449
   2,981,707          Unilever NV (Cert) ......................      159,971
   4,344,507          Unilever plc ............................       34,591
     127,686          Wrigley (Wm.) Jr Co .....................        7,180
     697,600        f Wrigley (Wm.) Jr Co (Class B) ...........       39,226
       8,000          Yakult Honsha Co Ltd ....................          107
     205,000          Yamazaki Baking Co Ltd ..................        1,306
                                                                   ---------
                      TOTAL FOOD AND KINDRED PRODUCTS              3,177,557
                                                                   ---------

 FOOD STORES--0.71%
     162,496        * 7-Eleven, Inc ...........................        1,714
   1,705,452          Albertson's, Inc ........................       32,745
       8,850        * Arden Group, Inc (Class A) ..............          522
      17,502          Axfood AB ...............................          318
       4,878        * Bruno's Supermarkets, Inc ...............            0
   1,185,137        e Carrefour S.A. ..........................       58,085
       6,974        * Casino Guichard-Perrachon A Wts
                         12/15/03 .............................            1
       6,974        * Casino Guichard-Perrachon B Wts
                      12/15/05 ................................            6
      54,350        e Casino Guichard-Perrachon S.A. ..........        4,244
     162,735        e Delhaize Group ..........................        4,952
      36,900          FamilyMart Co Ltd .......................          659
     103,526        * Great Atlantic & Pacific Tea Co, Inc ....          911
      65,963          Ingles Markets, Inc (Class A) ...........          666
     613,782          Ito-Yokado Co Ltd .......................       14,696
      47,151        * Jeronimo Martins SGPS S.A. ..............          373
  10,976,138        * Kroger Co ...............................      183,082
     454,200          Lawson, Inc .............................       12,483
         800        * Mycal Corp ..............................            0
     172,100        * Panera Bread Co (Class A) ...............        6,884
      14,768        * Pantry, Inc .............................          117
     193,277        * Pathmark Stores, Inc ....................        1,479
      63,810       b* Penn Traffic Co .........................           13
     681,698       e* Royal Ahold NV ..........................        5,660
     207,212          Ruddick Corp ............................        3,257
     401,433          Safeway plc .............................        1,706
   2,145,848        * Safeway, Inc ............................       43,904
   2,080,715          Sainsbury (J) plc .......................        8,721
         739       e* Seiyu Ltd ...............................            2
     213,469          Seven-Eleven Japan Co Ltd ...............        5,316
   2,449,046        * Starbucks Corp ..........................       60,051
  27,465,746          Tesco plc ...............................       99,370
     247,172          UNY Co Ltd ..............................        2,128
      74,352          Weis Markets, Inc .......................        2,306
     298,691        * Whole Foods Market, Inc .................       14,197
     151,916        * Wild Oats Markets, Inc ..................        1,656
     624,016        e Winn-Dixie Stores, Inc ..................        7,682
   1,815,197          Woolworths Ltd ..........................       15,241
                                                                     -------
                      TOTAL FOOD STORES                              595,147
                                                                     -------
 FORESTRY--0.16%
   2,429,146          Weyerhaeuser Co                                131,174
                                                                     -------
                      TOTAL FORESTRY                                 131,174
                                                                     -------

                       SEE NOTES TO FINANCIAL STATEMENTS

                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 29

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 FURNITURE AND FIXTURES--0.34%
      66,280          Bassett Furniture Industries, Inc .......      $   880
      37,541        * Bush Industries, Inc (Class A) ..........          113
     148,360          Ethan Allen Interiors, Inc ..............        5,216
     251,607        * Furniture Brands International, Inc .....        6,567
     417,456          Herman Miller, Inc ......................        8,437
     287,311          Hillenbrand Industries, Inc .............       14,495
     340,841          HON Industries, Inc .....................       10,396
      10,532          Hooker Furniture Corp ...................          259
     424,840          Johnson Controls, Inc ...................       36,366
     212,438          Kimball International, Inc (Class B) ....        3,314
     261,888          La-Z-Boy, Inc ...........................        5,861
     933,822        * Lear Corp ...............................       42,974
   1,010,611          Leggett & Platt, Inc ....................       20,718
     525,858          MFI Furniture Group plc .................        1,453
   4,252,440          Newell Rubbermaid, Inc ..................      119,068
      78,959        * Select Comfort Corp .....................        1,293
      34,217          Stanley Furniture Co, Inc ...............          938
     327,466          Steelcase, Inc (Class A) ................        3,851
      32,887          Virco Manufacturing Corp ................          209
                                                                     -------
                      TOTAL FURNITURE AND FIXTURES                   282,408
                                                                     -------
 FURNITURE AND HOME FURNISHINGS STORES--0.32%
   1,772,888        * Bed Bath & Beyond, Inc ..................       68,806
   2,118,379        * Best Buy Co, Inc ........................       93,039
   1,159,890          Circuit City Stores, Inc
                        (Circuit City Group) ..................       10,207
     137,370        * Cost Plus, Inc ..........................        4,899
      68,924        * Electronics Boutique Holdings Corp ......        1,593
      84,647       e* EUniverse, Inc ..........................          306
     125,500        * Gamestop Corp ...........................        1,621
     106,681        * Guitar Center, Inc ......................        3,094
     104,506          Haverty Furniture Cos, Inc ..............        1,829
   4,447,994          Hitachi Ltd .............................       18,855
     157,779        * Intertan, Inc ...........................        1,294
     272,235        * Linens `n Things, Inc ...................        6,427
     452,459          Pier 1 Imports, Inc .....................        9,230
     942,877          RadioShack Corp .........................       24,807
     117,035        * Restoration Hardware, Inc ...............          527
      55,408        * Rex Stores Corp .........................          671
      86,400        e Shimachu Co Ltd .........................        1,360
     223,588        * The Bombay Co, Inc ......................        2,377
     105,159       e* Trans World Entertainment Corp ..........          538
     132,837        * Tweeter Home Entertainment Group, Inc ...        1,153
      73,566        * Ultimate Electronics, Inc ...............          943
     394,934        * Williams-Sonoma, Inc ....................       11,532
      44,800        e Yamada Denki Co Ltd .....................          989
                                                                     -------
                      TOTAL FURNITURE AND HOMEFURNISHINGS STORES     266,097
                                                                     -------
 GENERAL BUILDING CONTRACTORS--0.28%
       1,000        * AC Real Estate Corp .....................            0
     104,210        e ACS Actividades de Construccion y
                         Servicios S.A. .......................        4,446
     200,000          Allgreen Properties Ltd .................          109
     140,000          Amec plc ................................          601
     620,814          Barratt Developments plc ................        4,426
      87,101       e* Beazer Homes U.S.A., Inc ................        7,273
     336,209          Berkeley Group plc ......................        4,142
     271,974        e Bouygues S.A. ...........................        7,508
      82,767          Brookfield Homes Corp ...................        1,276
     343,417          Centex Corp .............................       26,714
   3,157,500       e* Chiyoda Corp ............................       12,938
     533,729          Clayton Homes, Inc ......................        6,698
     592,246          D.R. Horton, Inc ........................       16,642
         138        * Daikyo, Inc .............................            0
     143,305          Daito Trust Construction Co Ltd .........        3,013
     525,221          Daiwa House Industry Co Ltd .............        3,613
      14,046        * Dominion Homes, Inc .....................          335
     487,224          Fletcher Building Ltd ...................        1,047
         200        * Fujita Corp (New) .......................            0
     246,574          Grupo Dragados S.A. .....................        4,964
         200        * Haseko Corp .............................            0
       1,000        * Hazama Corp .............................            0
      84,615        * Hovnanian Enterprises, Inc (Class A) ....        4,988
     196,776          KB Home .................................       12,196
     246,690          Leighton Holdings Ltd ...................        1,654
      25,406          Lennar Corp .............................        1,745
     279,856          Lennar Corp (Class A) ...................       20,010
      77,695          M/I Schottenstein Homes, Inc ............        3,316
     102,896          MDC Holdings, Inc .......................        4,968
      60,012        * Meritage Corp ...........................        2,956
      51,000        * NH Hoteles S.A. .........................          536
     607,316          Nishimatsu Construction Co Ltd ..........        2,064
      30,686        * NVR, Inc ................................       12,612
     194,842          Obayashi Corp ...........................          597
       4,672        * Orleans Homebuilders, Inc ...............           50
     111,833        * Palm Harbor Homes, Inc ..................        2,118
      49,576        * Perini Corp .............................          394
     146,444          Persimmon plc ...........................        1,153
     236,781          Pulte Homes, Inc ........................       14,600
     140,121          Ryland Group, Inc .......................        9,724
     533,804        e Skanska AB (B Shs) ......................        3,047
  25,996,000        * South China Industries Ltd ..............          533
     215,078          Standard-Pacific Corp ...................        7,132
     994,000        e Sumitomo Realty & Development Co Ltd ....        4,421
       4,801          Taisei Corp .............................            9
   1,490,939          Taylor Woodrow plc ......................        4,945
      15,175        * Technical Olympic U.S.A., Inc ...........          359
     166,000          Toda Corp ...............................          357
     239,124        * Toll Brothers, Inc ......................        6,770
     184,118          Walter Industries, Inc ..................        2,163
      71,291        * WCI Communities, Inc ....................        1,371
      33,112        * William Lyon Homes, Inc .................        1,055
     992,461          Wimpey (George) plc .....................        4,831
                                                                     -------
                      TOTAL GENERAL BUILDING CONTRACTORS             238,419
                                                                     -------
 GENERAL MERCHANDISE STORES--2.33%
     187,615        * 99 Cents Only Stores ....................        6,439
     202,598          Aeon Co Ltd .............................        4,640
     586,354        * Big Lots, Inc ...........................        8,819
     462,479        * BJ's Wholesale Club, Inc ................        6,965
      56,543        * Brookstone, Inc .........................        1,145
     262,759          Casey's General Stores, Inc .............        3,715
   2,390,867          Coles Myer Ltd ..........................       11,224
   3,372,396        * Costco Wholesale Corp ...................      123,430
      60,315          Daimaru, Inc ............................          242
     397,964          Dillard's, Inc (Class A) ................        5,361
   1,560,879          Dollar General Corp .....................       28,502
     534,427        * Dollar Tree Stores, Inc .................       16,957
     808,102          Family Dollar Stores, Inc ...............       30,829
   1,266,432          Federated Department Stores, Inc ........       46,668
     149,034          Fred's, Inc .............................        5,541
   2,014,000          Giordano International Ltd ..............          626
     288,730          Hagemeyer NV ............................        1,111
   1,687,000          Hankyu Department Stores, Inc ...........        9,821
     414,324        e Hudson's Bay Co .........................        2,866
      80,121          Isetan Co Ltd ...........................          540
   1,673,588          J.C. Penney Co, Inc .....................       28,200
      90,750        e KarstadtQuelle AG. ......................        1,943
      66,784        e Kesko Oyj (B Shs) .......................          784
  18,432,700        * Kingfisher plc ..........................       84,330
   2,298,974        * Kohl's Corp .............................      118,121
     176,578        e Koninklijke Vendex KBB NV ...............        2,044
   6,921,199          Marks & Spencer Group plc ...............       36,062


                       SEE NOTES TO FINANCIAL STATEMENTS

30 College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 GENERAL MERCHANDISE STORES--(CONTINUED)
   1,395,600          Marui Co Ltd ............................    $  12,401
   1,312,526          May Department Stores Co ................       29,217
     186,100          Metro AG. ...............................        6,016
     150,162        * Neiman Marcus Group, Inc (Class A) ......        5,496
      17,081        * Neiman Marcus Group, Inc (Class B) ......          589
     140,598        e Pinault-Printemps-Redoute S.A. ..........       10,591
      26,564        * Pricesmart, Inc .........................          353
     552,189        * Saks, Inc ...............................        5,356
   1,861,114        e Sears Roebuck & Co ......................       62,608
     187,769        * ShopKo Stores, Inc ......................        2,441
     974,945        * Sonae SPGS S.A. .........................          549
     143,048        * Stein Mart, Inc .........................          857
     326,869        e Takashimaya Co Ltd ......................        1,625
   4,485,502          Target Corp .............................      169,731
      69,586        * Tuesday Morning Corp ....................        1,830
  19,833,305          Wal-Mart Stores, Inc ....................    1,064,453
     160,933          Warehouse Group Ltd .....................          488
     477,716          Waterford Wedgwood plc (Units) ..........          132
                                                                   ---------
                      TOTAL GENERAL MERCHANDISE STORES             1,961,658
                                                                   ---------
 HEALTH SERVICES--0.53%
     273,126        * Accredo Health, Inc .....................        5,954
      87,013       e* American Healthways, Inc ................        3,143
     129,716        * Amsurg Corp .............................        3,956
     301,593        * Apria Healthcare Group, Inc .............        7,504
     646,669        * Beverly Enterprises, Inc ................        2,263
      49,500       e* Bio-Reference Labs, Inc .................          348
   1,313,107        * Caremark Rx, Inc ........................       33,721
      42,277        * Chronimed, Inc ..........................          416
     254,526        * Community Health Systems, Inc ...........        4,910
      42,702        * Corvel Corp .............................        1,537
     239,538        * Coventry Health Care, Inc ...............       11,057
     107,003       e* CryoLife, Inc ...........................        1,107
      71,206        * Curative Health Services, Inc ...........        1,211
     297,474        * DaVita, Inc .............................        7,966
      37,366       e* Dynacq International, Inc ...............          628
     165,824        * Enzo Biochem, Inc .......................        3,569
     898,927        * Express Scripts, Inc ....................       61,316
     510,021        * First Health Group Corp .................       14,087
     185,201        * Genesis Health Ventures, Inc ............        3,269
     152,926        * Gentiva Health Services, Inc ............        1,376
   2,624,160          HCA, Inc ................................       84,078
   1,497,693          Health Management Associates, Inc
                        (Class A) .............................       27,632
   1,887,456       e* Healthsouth Corp ........................          981
     378,387          Hooper Holmes, Inc ......................        2,437
       9,629        * IMPAC Medical Systems, Inc ..............          201
     113,392       e* Impath, Inc .............................        1,603
      75,876        * Kindred Healthcare, Inc .................        1,354
      35,643        * LabOne, Inc .............................          768
     866,927        * Laboratory Corp of America Holdings .....       26,138
     219,697        * LifePoint Hospitals, Inc ................        4,600
     563,174        * Lincare Holdings, Inc ...................       17,746
     441,305        * Manor Care, Inc .........................       11,037
      44,132        * Matria Healthcare, Inc ..................          779
     443,367        e MDS, Inc ................................        6,059
      27,193        * Medcath Corp ............................          159
     151,086       e* MIM Corp ................................          987
      55,681        * National Healthcare Corp ................        1,096
      23,875          Nichii Gakkan Co ........................        1,193
     130,523        * Odyssey HealthCare, Inc .................        4,829
      84,154        * Option Care, Inc ........................          970
     293,136       e* Orthodontic Centers of America, Inc .....        2,348
          56        * Paracelsus Healthcare Corp ..............            0
     595,000          Parkway Holdings Ltd ....................          264
     153,226        * Pediatrix Medical Group, Inc ............        5,463
      23,900       b* PHP Healthcare Corp .....................            0
       5,794       b* Physicians Resource Group, Inc ..........            0
      86,017        * Prime Medical Services, Inc .............          404
     320,700        * Province Healthcare Co ..................        3,550
      73,879        * Radiologix, Inc .........................          310
     107,171        * RehabCare Group, Inc ....................        1,570
     254,301        * Renal Care Group, Inc ...................        8,954
     131,801        * Select Medical Corp .....................        3,273
     985,516          Sonic Healthcare Ltd ....................        4,329
      42,908        * Specialty Laboratories, Inc .............          440
     114,213       e* Sunrise Senior Living, Inc ..............        2,556
   2,434,861        * Tenet Healthcare Corp ...................       28,366
     362,166        * Triad Hospitals, Inc ....................        8,989
      64,790        * U.S. Physical Therapy, Inc ..............          813
     106,599        * United Surgical Partners
                         International, Inc ...................        2,408
      81,235          Universal Forest Products, Inc ..........        1,701
     237,257        * Universal Health Services, Inc
                         (Class B) ............................        9,400
     148,155        * Xicor, Inc ..............................          929
                                                                   ---------
                      TOTAL HEALTH SERVICES                          450,052
                                                                   ---------
 HEAVY CONSTRUCTION, EXCEPT BUILDING--0.12%
      68,250          Abertis Infraestructuras S.A. ...........          954
      81,451        * Autoroutes du Sud de la France ..........        2,380
     174,444        e Fomento de Construcciones y
                         Contratas S.A. .......................        4,874
     212,235          Granite Construction, Inc ...............        4,066
     662,237          Grupo Ferrovial S.A. ....................       17,985
      72,856          Hellenic Technodomiki Tev S.A. ..........          410
     155,716        * Insituform Technologies, Inc (Class A) ..        2,753
     629,166          JGC Corp ................................        4,234
      15,000          Kajima Corp .............................           36
     133,000          Maeda Road Construction Co Ltd ..........          577
     244,000          Okumura Corp ............................          797
     134,906          Technical Olympic S.A. ..................          527
   1,050,925          Transurban Group ........................        3,362
      19,717        * VA Technologie AG. ......................          521
     850,653        e Vinci S.A. ..............................       57,390
                                                                   ---------
                      TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING      100,866
                                                                   ---------
 HOLDING AND OTHER INVESTMENT OFFICES--1.75%
      72,480        * 4Kids Entertainment, Inc ................        1,348
      94,239          Acadia Realty Trust .....................          862
      62,491        * Accredited Home Lenders Holding Co ......        1,226
      65,494          Alabama National Bancorp ................        3,175
      13,304        * Alexander's, Inc ........................        1,111
     125,258          Alexandria Real Estate Equities, Inc ....        5,637
      78,932          Allegiant Bancorp, Inc ..................        1,598
     487,100        e Allied Capital Corp .....................       11,252
     526,984          AMB Property Corp .......................       14,845
     166,105          Amcore Financial, Inc ...................        3,867
      15,854          American Land Lease, Inc ................          266
      94,913          AMLI Residential Properties Trust .......        2,235
     476,780          Annaly Mortgage Management, Inc .........        9,493
     314,797          Anthracite Capital, Inc .................        3,796
     195,845          Anworth Mortgage Asset Corp .............        3,020
     555,726          Apartment Investment & Management Co
                         (Class A) ............................       19,228
     191,354          Apex Mortgage Capital, Inc ..............        1,047
     944,539          Archstone-Smith Trust ...................       22,669
     327,586          Arden Realty, Inc .......................        8,501
     107,838          Associated Estates Realty Corp ..........          708
     305,359          AvalonBay Communities, Inc ..............       13,021
      97,844          Bedford Property Investors, Inc .........        2,779
     374,932          Boston Properties, Inc ..................       16,422
     115,733        * Boykin Lodging Co .......................          903
     174,182          Brandywine Realty Trust .................        4,288
      85,733        e Brascan Corp (Class A) ..................        2,098
     251,450          BRE Properties, Inc (Class A) ...........        8,348


                       SEE NOTES TO FINANCIAL STATEMENTS

                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 31

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 HOLDING AND OTHER INVESTMENT OFFICES--(CONTINUED)
     389,848          Brookline Bancorp, Inc ..................    $   5,458
       9,388          BRT Realty Trust ........................          149
      14,827          California First National Bancorp .......          141
      21,237          Camco Financial Corp ....................          331
     224,917          Camden Property Trust ...................        7,861
     673,792          Canary Wharf Group plc ..................        2,846
     158,932          Capital Automotive REIT .................        4,449
       3,564        * Capital Corp of the West ................           90
      51,177          Capitol Bancorp Ltd .....................        1,387
      60,777        e Capstead Mortgage Corp ..................          685
     336,205          CarrAmerica Realty Corp .................        9,350
      29,849          Castellum AB ............................          513
         100          Cavalry Bancorp, Inc ....................            2
     155,565          CBL & Associates Properties, Inc ........        6,689
     119,630          Centerpoint Properties Trust ............        7,327
     250,000          Centro Properties Group .................          669
     145,663          Chateau Communities, Inc ................        4,310
     250,257          Chelsea Property Group, Inc .............       10,088
      32,015        * Cherokee, Inc ...........................          641
     100,161          Colonial Properties Trust ...............        3,525
     261,425          Commercial Net Lease Realty, Inc ........        4,507
      53,554          Community Banks, Inc ....................        1,593
     268,211          Community First Bankshares, Inc .........        7,322
     725,665          Compagnie Financiere Richemont AG.
                         (Units) (A Shs) ......................       11,732
      75,943          Connecticut Bancshares, Inc .............        2,981
     108,521          Corio NV ................................        3,492
     317,439          Cornerstone Realty Income Trust, Inc ....        2,320
     163,626          Corporate Office Properties Trust .......        2,770
      50,650          Correctional Properties Trust ...........        1,418
     198,474          Cousins Properties, Inc .................        5,537
     450,825          Crescent Real Estate Equities Co ........        7,488
      14,651        * Criimi MAE, Inc .........................          160
     168,866          Crown American Realty Trust .............        1,814
     540,000          Deutsche Office Trust ...................          406
     489,584          Developers Diversified Realty Corp ......       13,924
     113,944          Drott AB (B Shs) ........................        1,438
     800,107          Duke Realty Corp ........................       22,043
     248,893        * Eastern European Trust plc ..............        3,460
     101,550          Eastgroup Properties, Inc ...............        2,742
       8,649        * Enstar Group, Inc .......................          341
     115,348          Entertainment Properties Trust ..........        3,316
     270,766          Equity Inns, Inc ........................        1,868
   2,349,523          Equity Office Properties Trust ..........       63,461
     156,259          Equity One, Inc .........................        2,563
   1,426,777          Equity Residential ......................       37,025
     106,181          Essex Property Trust, Inc ...............        6,079
      70,276          F & M Bancorp ...........................        3,466
     252,185          Federal Realty Investment Trust .........        8,070
     327,281        * FelCor Lodging Trust, Inc ...............        2,569
      11,406          FFLC Bancorp, Inc .......................          296
      34,724          First Defiance Financial Corp ...........          689
       2,485        * First Hungary Fund Ltd ..................        3,990
      77,406          First Indiana Corp ......................        1,325
     206,880          First Industrial Realty Trust, Inc ......        6,537
     310,073          First Niagara Financial Group, Inc ......        4,329
   1,598,400          First NIS Regional Fund .................        5,674
      85,245          First Place Financial Corp ..............        1,476
     401,533        e Fremont General Corp ....................        5,501
     466,153          Friedman Billings Ramsey Group, Inc .....        6,246
     161,377          Gables Residential Trust ................        4,878
     407,337          General Growth Properties, Inc ..........       25,434
   2,078,710          General Property Trust ..................        4,071
      63,063          German American Bancorp .................        1,100
      59,217          Gladstone Capital Corp ..................        1,222
     103,969          Glenborough Realty Trust, Inc ...........        1,991
     202,911          Glimcher Realty Trust ...................        4,545
      89,485          Great Lakes REIT ........................        1,432
     249,467        e Greater Bay Bancorp .....................        5,124
      46,764        * Hawthorne Financial Corp ................        1,621
     307,083          Health Care Property Investors, Inc .....       13,005
     269,135          Health Care REIT, Inc ...................        8,209
     252,820          Healthcare Realty Trust, Inc ............        7,370
     121,957          Heritage Property Investment Trust ......        3,303
     487,591          Highwoods Properties, Inc ...............       10,873
     186,191          Home Properties of New York, Inc ........        6,561
     349,098          Hospitality Properties Trust ............       10,909
   1,209,179        * Host Marriott Corp ......................       11,064
     890,710          HRPT Properties Trust ...................        8,195
   5,108,998          Hutchison Whampoa Ltd ...................       31,120
      11,391        * IMMOFINANZ Immobilien Anlagen AG. .......           82
     332,141          IMPAC Mortgage Holdings, Inc ............        5,543
       3,648       b* InaCom Corp .............................            0
     310,153          Independence Community Bank Corp ........        8,753
     165,494          Innkeepers U.S.A. Trust .................        1,125
     350,000        e Investa Property Group ..................          465
     229,495          Investors Real Estate Trust .............        2,476
     445,731          iStar Financial, Inc ....................       16,269
         407          Japan Real Estate Investment Corp .......        2,196
     697,584        e JFE Holdings, Inc .......................       10,457
     113,205          Keystone Property Trust .................        2,095
     163,560          Kilroy Realty Corp ......................        4,498
     484,484          Kimco Realty Corp .......................       18,362
     128,328          Koger Equity, Inc .......................        2,211
     133,971          Kramont Realty Trust ....................        2,211
     917,039        * La Quinta Corp ..........................        3,952
     505,604          Land Securities Group plc ...............        6,520
     112,193          LaSalle Hotel Properties ................        1,658
     180,000          Lend Lease Corp Ltd .....................        1,008
     190,184          Lexington Corporate Properties Trust ....        3,366
     388,349          Liberty Property Trust ..................       13,437
     128,638        * Local Financial Corp ....................        1,858
      94,553          LTC Properties, Inc .....................          903
     346,770        e Macerich Co .............................       12,182
     596,526          Mack-Cali Realty Corp ...................       21,702
   3,745,939          Macquarie Goodman Industrial Trust ......        3,819
   7,621,736          Macquarie Infrastructure Group ..........       18,350
      92,885          Manufactured Home Communities, Inc ......        3,261
      25,278          MASSBANK Corp ...........................          914
     264,064        * Meristar Hospitality Corp ...............        1,357
     290,544          MFA Mortgage Investments, Inc ...........        2,917
     120,016          Mid Atlantic Realty Trust ...............        2,513
      96,846          Mid-America Apartment Communities, Inc ..        2,616
     223,452          Mills Corp ..............................        7,497
      99,148          Mission West Properties, Inc ............        1,127
     126,641          National Health Investors, Inc ..........        2,335
      38,616          National Health Realty, Inc .............          617
     392,115          Nationwide Health Properties, Inc .......        6,246
     518,453          New Plan Excel Realty Trust .............       11,069
      69,579          Newcastle Investment Corp ...............        1,362
     549,000          Nippon Mining Holdings, Inc .............        1,189
      74,153        e Novastar Financial, Inc .................        4,431
     108,963        * Omega Healthcare Investors, Inc .........          572
      92,268          Oriental Financial Group, Inc ...........        2,370
     103,805          Pacific Northwest Bancorp ...............        3,608
     258,525          Pan Pacific Retail Properties, Inc ......       10,173
      58,023          Parkway Properties, Inc .................        2,440
      96,033          Pennsylvania Real Estate Investment
                         Trust ................................        2,876
         829        * Pinnacle Holdings, Inc (Old) ............            0
     935,774          Plum Creek Timber Co, Inc ...............       24,283


                       SEE NOTES TO FINANCIAL STATEMENTS

32 College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 HOLDING AND OTHER INVESTMENT OFFICES--(CONTINUED)
     729,473          Popular, Inc ............................    $  28,150
      32,499          Port Financial Corp .....................        1,751
     218,921          Post Properties, Inc ....................        5,801
     201,454          Prentiss Properties Trust ...............        6,042
     121,901        * Price Legacy Corp .......................          457
     450,000          Principal Office Fund ...................          465
      38,041          PrivateBancorp, Inc .....................        1,037
     915,856          Prologis ................................       25,003
      85,793          Prosperity Bancshares, Inc ..............        1,652
      20,231          Provident Bancorp, Inc ..................          649
       9,897          Provident Financial Holdings ............          290
      67,881          PS Business Parks, Inc ..................        2,396
     567,927          Public Storage, Inc .....................       19,236
      34,495        * Quaker City Bancorp, Inc ................        1,416
     116,879          RAIT Investment Trust ...................        3,097
      65,758          Ramco-Gershenson Properties .............        1,532
     224,368          Realty Income Corp ......................        8,544
     123,532          Reckson Associates Realty Corp ..........        2,577
     154,711          Reckson Associates Realty Corp
                         (Class B) ............................        3,295
      83,101          Redwood Trust, Inc ......................        3,317
     134,444          Regency Centers Corp ....................        4,703
     209,084          RFS Hotel Investors, Inc ................        2,576
       2,706          Rodamco Europe NV .......................          142
     453,577          Rouse Co ................................       17,281
      96,319          Sandy Spring Bancorp, Inc ...............        3,044
      72,905          Saul Centers, Inc .......................        1,866
     272,072          Schroders plc ...........................        2,827
     302,563          Senior Housing Properties Trust .........        4,103
     211,574          Shurgard Storage Centers, Inc (Class A) .        6,999
     895,508          Simon Property Group, Inc ...............       34,952
      78,138          Sizeler Property Investors ..............          801
   3,643,187       f* Skyline Venture Partners Qualified II ...        2,767
     310,000       f* Skyline Venture Partners Qualified III ..          310
     176,249          SL Green Realty Corp ....................        6,149
      83,976          Sovran Self Storage, Inc ................        2,645
      77,665          Suffolk Bancorp .........................        2,501
     557,491        e Sumitomo Corp ...........................        2,572
     148,612          Summit Properties, Inc ..................        3,069
      97,028          Sun Communities, Inc ....................        3,813
      46,611          Superior Financial Corp .................        1,119
     264,311          Susquehanna Bancshares, Inc .............        6,172
      42,908          Tanger Factory Outlet Centers, Inc ......        1,419
      16,286        * Tarragon Realty Investors, Inc ..........          237
     239,530          Taubman Centers, Inc ....................        4,589
     351,565          Thornburg Mortgage, Inc .................        8,684
      49,143          Tompkins Trustco, Inc ...................        2,194
      99,263          Town & Country Trust ....................        2,308
     455,481          Trizec Properties, Inc ..................        5,179
     133,217          U.S. Restaurant Properties, Inc .........        2,092
     554,770          United Dominion Realty Trust, Inc .......        9,553
      16,374          United Mobile Homes, Inc ................          248
     122,991          United National Bancorp .................        3,393
      74,638          Universal Health Realty Income Trust ....        2,015
     131,311          Urstadt Biddle Properties, Inc
                        (Class A) .............................        1,689
      51,343        * USI Holdings Corp .......................          604
     459,292          Ventas, Inc .............................        6,958
     503,454          Vornado Realty Trust ....................       21,951
      64,348        * Washington Group International, Inc .....        1,413
   5,367,853          Washington Mutual, Inc ..................      221,692
     259,721          Washington Real Estate Investment Trust .        7,064
     238,684          Waypoint Financial Corp .................        4,306
     242,875          Weingarten Realty Investors .............       10,176
      35,082        * Wellsford Real Properties, Inc ..........          541
       7,266          Wereldhave NV ...........................          457
      33,304          Westfield Financial, Inc ................          626
     101,103        * Westfield Trust .........................          234
   5,293,181        e Westfield Trust (Units) .................       12,247
     111,937          Winston Hotels, Inc .....................          915
      21,548          Yadkin Valley Bank and Trust Co .........          343
                                                                   ---------
                      TOTAL HOLDING AND OTHER INVESTMENT OFFICES   1,475,765
                                                                   ---------
 HOTELS AND OTHER LODGING PLACES--0.30%
     941,008        e Accor S.A. ..............................       34,039
      66,733        * Ameristar Casinos, Inc ..................        1,425
     131,078        e Aristocrat Leisure Ltd ..................          117
     190,337        * Boca Resorts, Inc (Class A) .............        2,474
     209,917        * Boyd Gaming Corp ........................        3,623
     152,446        * Choice Hotels International, Inc ........        4,163
     342,880        * Extended Stay America, Inc ..............        4,625
      41,564        e Fairmont Hotels & Resorts, Inc ..........          946
   6,514,914          Hilton Group plc ........................       19,781
   2,080,801          Hilton Hotels Corp ......................       26,613
         500          Hotel Properties Ltd ....................            0
   3,703,616        * Intercontinental Hotels Group plc .......       26,280
       8,900          Intrawest Corp ..........................          116
     221,208          Mandalay Resort Group ...................        7,045
     131,021          Marcus Corp .............................        1,959
     951,876          Marriott International, Inc (Class A) ...       36,571
     486,422        * MGM Mirage ..............................       16,626
      21,124        * Monarch Casino & Resort, Inc ............          197
      38,700          Overseas Union Enterprise Ltd ...........          154
   1,444,485        * Park Place Entertainment Corp ...........       13,130
     164,746        * Pinnacle Entertainment, Inc .............        1,120
     279,948        * Prime Hospitality Corp ..................        1,878
         500        * Regal Hotels International Ltd ..........            0
   1,571,158          Shangri-La Asia Ltd .....................          997
      56,882          Shangri-La Asia Ltd (Singapore) .........           35
     256,083          Sky City Entertainment Group Ltd ........        1,414
   1,633,444          Starwood Hotels & Resorts
                         Worldwide, Inc .......................       46,700
      68,271        * Vail Resorts, Inc .......................          920
     541,415        * Wyndham International, Inc (Class A) ....          238
                                                                   ---------
                      TOTAL HOTELS AND OTHER LODGING PLACES          253,186
                                                                   ---------
 INDUSTRIAL MACHINERY AND EQUIPMENT--5.74%
   2,123,629          3M Co ...................................      273,906
      62,514        * Aaon, Inc ...............................        1,158
      66,567        * Actuant Corp ............................        3,150
     535,158        * Adaptec, Inc ............................        4,164
     421,931        * Advanced Digital Information Corp .......        4,215
     408,597        * AGCO Corp ...............................        6,979
     510,494          Aggreko plc .............................        1,036
      39,857          Alamo Group, Inc ........................          487
      48,957          Alfa Laval AB ...........................          468
     364,729          Amada Co Ltd ............................        1,172
     164,495          Amano Corp ..............................          959
     337,704        * American Standard Cos, Inc ..............       24,966
         100          Ampco-Pittsburgh Corp ...................            1
   1,658,002        * Apple Computer, Inc .....................       31,701
  16,601,688        * Applied Materials, Inc ..................      263,303
     105,502        * Astec Industries, Inc ...................          920
       1,600        * ASV, Inc ................................           23
     256,328       e* Asyst Technologies, Inc .................        1,715
       8,780          Athens Water Supply & Sewage Co S.A. ....           43
     196,232        e Atlas Copco AB (A Shs) ..................        4,964
      36,248          Atlas Copco AB (B Shs) ..................          851
     327,235        * Avocent Corp ............................        9,794
     654,139        * Axcelis Technologies, Inc ...............        4,003
   4,203,481          Baker Hughes, Inc .......................      141,111
         500          BHA Group Holdings, Inc .................           10


                       SEE NOTES TO FINANCIAL STATEMENTS

                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 33

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
INDUSTRIAL MACHINERY AND EQUIPMENT--(CONTINUED)
     634,981          Black & Decker Corp .....................     $ 27,590
     136,340          Black Box Corp ..........................        4,936
      10,990        * Blount International, Inc ...............           63
     147,226          Briggs & Stratton Corp ..................        7,435
     242,433        * Brooks Automation, Inc ..................        2,749
       2,000        * C.P. Pokphand Co Ltd ....................            0
      62,635          Cascade Corp ............................        1,090
   1,785,455          Caterpillar, Inc ........................       99,378
     476,004        * Cirrus Logic, Inc .......................        1,914
  51,902,933        * Cisco Systems, Inc ......................      861,070
      53,227        * Columbus Mckinnon Corp ..................          123
     180,795        * Computer Network Technology Corp ........        1,464
     411,646        * Concurrent Computer Corp ................        1,202
     320,335        * Cooper Cameron Corp .....................       16,138
     413,838       e* Cray, Inc ...............................        3,269
     422,407        e Cummins, Inc ............................       15,160
     105,501        * Cuno, Inc ...............................        3,811
     227,258        * Cymer, Inc ..............................        7,275
       6,000          Daifuku Co Ltd ..........................           23
      72,163          Daikin Industries Ltd ...................        1,325
     252,879       e* Dainippon Screen Manufacturing Co Ltd ...        1,238
   3,782,521          Deere & Co ..............................      172,861
  14,350,321        * Dell Computer Corp ......................      458,636
     365,138          Diebold, Inc ............................       15,792
   3,500,558          Dixons Group plc ........................        7,625
     207,223          Donaldson Co, Inc .......................        9,211
     130,243        * Dot Hill Systems Corp ...................        1,706
   1,180,958          Dover Corp ..............................       35,382
      43,923        * Dril-Quip, Inc ..........................          799
     408,113          Eaton Corp ..............................       32,082
     188,000        e Ebara Corp ..............................          661
      88,838       e* Electroglas, Inc ........................          116
     345,805        * Electronics For Imaging, Inc ............        7,016
  11,916,095        * EMC Corp ................................      124,762
     435,416        * Emulex Corp .............................        9,914
      83,442          Engineered Support Systems, Inc .........        3,492
      78,945        * EnPro Industries, Inc ...................          844
     141,276        * Esterline Technologies Corp .............        2,460
       1,300        * Exabyte Corp ............................            0
     252,810       e* FalconStor Software, Inc ................        1,691
      68,575          Finning International, Inc ..............        1,476
     386,000          FKI plc .................................          508
      55,925        * Flow International Corp .................           79
     279,871        * Flowserve Corp ..........................        5,505
       2,973        * FLS Industries a/s (B Shs) ..............           25
     276,492        * FMC Technologies, Inc ...................        5,820
     118,981        * FSI International, Inc ..................          464
     302,000          Futuris Corp Ltd ........................          340
     103,198        * Gardner Denver, Inc .....................        2,111
   1,050,254        * Gateway, Inc ............................        3,833
      37,081        * General Binding Corp ....................          445
      66,000          GES International Ltd ...................           14
     115,572       e* Global Power Equipment Group, Inc .......          537
      48,087          Gorman-Rupp Co ..........................        1,154
     261,853          Graco, Inc ..............................        8,379
          40        * Gradco Systems, Inc .....................            0
     480,799        * Grant Prideco, Inc ......................        5,649
     261,617       e* Handspring, Inc .........................          296
  16,304,673          Hewlett-Packard Co ......................      347,290
     185,000        e Hitachi Construction Machinery Co Ltd ...        1,282
      20,374          Hoganas AB (B Shs) ......................          415
      79,159        * Hydril Co ...............................        2,157
     222,349        * Hypercom Corp ...........................          923
     185,834          IDEX Corp ...............................        6,735
     242,680        * InFocus Corp ............................        1,145
  12,442,030          International Business Machines Corp ....    1,026,467
     503,866          International Game Technology ...........       51,561
     343,123        * Iomega Corp .............................        3,637
     316,367        e Ishikawajima-Harima Heavy Industries
                         Co Ltd ...............................          356
     473,934          ITT Industries, Inc .....................       31,024
     284,971          JLG Industries, Inc .....................        1,938
     309,208        * Joy Global, Inc .........................        4,567
      90,278        * Kadant, Inc .............................        1,693
     184,190          Kaydon Corp .............................        3,831
     230,073          Kennametal, Inc .........................        7,786
   1,009,311          Komatsu Ltd .............................        3,867
     529,000          Komori Corp .............................        5,511
     328,572        e Kone Oyj (B Shs) ........................       13,772
     178,000        e Koyo Seiko Co Ltd .......................        1,273
     219,218          Kubota Corp .............................          595
     339,466        * Kulicke & Soffa Industries, Inc .........        2,169
     604,397        * Lam Research Corp .......................       11,006
     287,354          Lennox International, Inc ...............        3,698
     707,067        * Lexmark International, Inc ..............       50,039
     216,316          Lincoln Electric Holdings, Inc ..........        4,415
      30,000        e Linde AG. ...............................        1,111
      70,583          Lindsay Manufacturing Co ................        1,639
      58,962        * Logitech International S.A. (Regd) ......        2,211
      37,200          Lufkin Industries, Inc ..................          906
     292,000          Makita Corp .............................        2,371
     177,605          Manitowoc Co, Inc .......................        3,961
   1,286,421        * Maxtor Corp .............................        9,661
      18,800        * Mestek, Inc .............................          338
      10,217        * Metrologic Instruments, Inc .............          340
     291,941        * Metromedia International Group, Inc .....           34
      50,000        e Metso Oyj ...............................          445
     114,533        * Micros Systems, Inc .....................        3,777
     117,987          Milacron, Inc ...........................          577
   4,682,160          Mitsubishi Heavy Industries Ltd .........       12,127
     186,668          Modine Manufacturing Co .................        3,616
          31          Mori Seiki Co Ltd .......................            0
      36,937          Nacco Industries, Inc (Class A) .........        2,177
      57,926        * NATCO Group, Inc (Class A) ..............          396
     417,303        * National-Oilwell, Inc ...................        9,181
      43,890        * NEG Micon a/s ...........................          448
      71,673        * Neoware Systems, Inc ....................        1,099
   1,498,478        * Network Appliance, Inc ..................       24,290
      12,500        e Nidec Corp ..............................          819
     150,638          Nordson Corp ............................        3,593
     412,512          NSK Ltd .................................        1,312
     203,000        e NTN Corp ................................          751
     141,635        * Oil States International, Inc ...........        1,714
      96,730        * Omnicell, Inc ...........................          991
     143,457          Omron Corp ..............................        2,431
      13,769          Ostasiatiske Kompagni ...................          377
      53,902        * Overland Storage, Inc ...................        1,096
     610,759          Pall Corp ...............................       13,742
     191,153       e* Palm, Inc ...............................        3,110
     533,325          Parker Hannifin Corp ....................       22,394
     220,212        * Paxar Corp ..............................        2,422
     292,325          Pentair, Inc ............................       11,418
   1,522,138          Pitney Bowes, Inc .......................       58,465
      76,156        * Planar Systems, Inc .....................        1,490
     205,322        * Presstek, Inc ...........................        1,279
     137,659        * ProQuest Co .............................        3,552
     907,057        * Quantum Corp ............................        3,674
     161,792        * Rainbow Technologies, Inc ...............        1,361
      58,000        * Ricoh Elemex Corp .......................          181
     876,606        * Riverstone Networks, Inc ................        1,034


                       SEE NOTES TO FINANCIAL STATEMENTS

34 College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 INDUSTRIAL MACHINERY AND EQUIPMENT--(CONTINUED)
      66,007          Robbins & Myers, Inc ....................     $  1,221
      59,000          Sanden Corp .............................          281
     313,056       e* Sandisk Corp ............................       12,632
     425,602          Sandvik AB ..............................       11,139
     111,000          Sansei Yusoki Co Ltd ....................          350
     188,330        e Sato Corp ...............................        3,254
      66,578          Sauer-Danfoss, Inc ......................          716
      49,659          Schawk, Inc .............................          520
       4,492        * Schindler Holding AG. (Pt Cert) .........          723
     284,147        * Scientific Games Corp (Class A) .........        2,671
      64,663       e* SCM Microsystems, Inc ...................          353
   1,249,635        * Seagate Technology, Inc .................            0
     109,372        * Semitool, Inc ...........................          539
      64,150        * Sigma Designs, Inc ......................          697
   1,223,375        * Silicon Graphics, Inc ...................        1,395
      16,939        * Simpletech, Inc .........................           68
      19,385        e SKF AB (A Shs) ..........................          559
     111,209          SKF AB (B Shs) ..........................        3,209
     456,642        * Smith International, Inc ................       16,777
   6,023,153        * Solectron Corp ..........................       22,527
     946,821        * SPX Corp ................................       41,717
      73,592          Standex International Corp ..............        1,545
      10,220          Starrett (L.S.) Co (Class A) ............          132
     192,180          Stewart & Stevenson Services, Inc .......        3,027
     499,343        * Storage Technology Corp .................       12,853
      25,937        * Stratasys, Inc ..........................          912
       7,572          Sulzer AG. (Regd) .......................        1,058
     419,360       e* Surebeam Corp (Class A) .................        1,111
   1,107,244          Symbol Technologies, Inc ................       14,405
     170,000          Takuma Co Ltd ...........................          827
      71,831          Tecumseh Products Co (Class A) ..........        2,752
      31,300          Tecumseh Products Co (Class B) ..........        1,157
      60,630          Tennant Co ..............................        2,228
     282,439        * Terex Corp ..............................        5,513
     346,000          Texwinca Holdings Ltd ...................          275
      91,100        e THK Co Ltd ..............................        1,226
      92,564          Thomas Industries, Inc ..................        2,504
     402,663          Timken Co ...............................        7,051
     166,979          Toro Co .................................        6,637
     150,590        * Ultratech, Inc ..........................        2,784
     283,037        * UNOVA, Inc ..............................        3,142
     184,955       e* Veeco Instruments, Inc ..................        3,150
      59,000          Vestas Wind Systems a/s .................          675
      49,061          Wartsila Oyj (B Shs) ....................          610
   1,077,172        * Western Digital Corp ....................       11,095
      60,429          Woodward Governor Co ....................        2,598
   3,945,717       e* Xerox Corp ..............................       41,785
     197,698          York International Corp .................        4,626
     109,319        * Zebra Technologies Corp (Class A) .......        8,220
       1,440       f* Zebra Technologies Corp (Class B) .......          108
                                                                   ---------
                      TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT     4,832,454
                                                                   ---------
 INSTRUMENTS AND RELATED PRODUCTS--2.49%
      93,550       e* Abiomed, Inc ............................          539
       2,900        * Aclara BioSciences, Inc .................           12
      63,402        * ADE Corp ................................          544
     151,465        * Advanced Medical Optics, Inc ............        2,582
      71,036        * Advanced Neuromodulation Systems, Inc ...        3,678
   2,226,525        * Agilent Technologies, Inc ...............       43,529
     179,977       e* Aksys Ltd ...............................        2,331
      99,108        * Alaris Medical Systems, Inc .............        1,283
     265,334       e* Align Technology, Inc ...................        3,330
     147,540        * American Medical Systems Holdings, Inc ..        2,489
      44,458          Analogic Corp ...........................        2,168
   1,069,711          Applera Corp (Applied Biosystems Group) .       20,357
      64,302          Arrow International, Inc ................        2,839
     139,073        * Arthrocare Corp .........................        2,331
         200        * Aspect Medical Systems, Inc .............            1
      48,230        * August Technology Corp ..................          306
     259,689          Bard (C.R.), Inc ........................       18,518
   9,760,891     a,f* Baring Vostok L.P. ......................        8,842
     317,903          Bausch & Lomb, Inc ......................       11,921
   3,050,659          Baxter International, Inc ...............       79,317
      97,100        * Baxter International, Inc
                         (Contingent Value Rts) ...............            1
  17,199,208       f* BB Bioventures L.P. .....................       15,823
     309,503          Beckman Coulter, Inc ....................       12,578
   1,425,596          Becton Dickinson & Co ...................       55,384
      74,382          BEI Technologies, Inc ...................          893
   1,485,459          Biomet, Inc .............................       42,573
     106,302        * Bio-Rad Laboratories, Inc (Class A) .....        5,884
   2,514,691        * Boston Scientific Corp ..................      153,648
       6,173       e* Britesmile, Inc .........................          162
      43,432        * Bruker AXS, Inc .........................          133
      78,961        * Bruker Daltonics, Inc ...................          421
      30,396        * Candela Corp ............................          350
   3,573,676          Canon, Inc ..............................      163,988
      44,142        * Cantel Medical Corp .....................          592
     364,900        * Cardiac Science, Inc ....................          978
     212,248        * Cardiodynamics International Corp .......          724
       4,000          Casio Computer Co Ltd ...................           26
     180,677        * Cepheid, Inc ............................          893
      89,888       e* Cerus Corp ..............................          677
      78,910        * Cholestech Corp .........................          779
     428,721        e Citizen Watch Co Ltd ....................        2,303
      36,722        * Closure Medical Corp ....................          693
      95,594          Cochlear Ltd ............................        2,071
     225,099        * Cognex Corp .............................        5,031
     194,620        * Coherent, Inc ...........................        4,609
     141,311          Cohu, Inc ...............................        2,204
      65,354        * Cole National Corp ......................          818
     101,602       e* Conceptus, Inc ..........................        1,428
     161,771        * Concord Camera Corp .....................        1,147
     180,453        * Conmed Corp .............................        3,295
     207,153          Cooper Cos, Inc .........................        7,203
     403,436        * Credence Systems Corp ...................        3,417
      88,767        * CTI Molecular Imaging, Inc ..............        1,679
     136,762        * Cyberonics, Inc .........................        2,942
     661,115        * Cytyc Corp ..............................        6,955
      80,268          Datascope Corp ..........................        2,383
     364,312          Dentsply International, Inc .............       14,900
     124,649        * Dionex Corp .............................        4,955
      47,904        * DJ Orthopedics, Inc .....................          525
     137,911        * DRS Technologies, Inc ...................        3,850
   1,594,074          Eastman Kodak Co ........................       43,598
      97,895          EDO Corp ................................        1,733
     300,007        * Edwards Lifesciences Corp ...............        9,642
      87,153       e* Endocardial Solutions, Inc ..............          533
     118,461       e* Endocare, Inc ...........................          486
      77,142        * ESCO Technologies, Inc ..................        3,394
      96,448          Essilor International S.A. ..............        3,885
      19,629        * Exactech, Inc ...........................          283
      58,870        * Excel Technology, Inc ...................        1,344
     527,830          Fanuc Ltd ...............................       26,155
     164,151        * FEI Co ..................................        3,079
     246,509        * Fisher Scientific International, Inc ....        8,603
     211,980        * Flir Systems, Inc .......................        6,391
     133,523        * Fossil, Inc .............................        3,146
     180,334        e Fresenius Medical Care AG. ..............        8,925
   2,492,380          Fuji Photo Film Co Ltd ..................       72,026
     181,272          Gambro AB (A Shs) .......................        1,200


                       SEE NOTES TO FINANCIAL STATEMENTS

                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 35

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
INSTRUMENTS AND RELATED PRODUCTS--(CONTINUED)
      68,264          Gambro AB (B Shs) .......................     $    452
      29,248          Getinge AB (B Shs) ......................          776
   1,720,340          Guidant Corp ............................       76,366
     126,975        * Haemonetics Corp ........................        2,374
     132,470        * Hanger Orthopedic Group, Inc ............        1,517
     121,600        * Harvard Bioscience, Inc .................          462
      50,355        * HealthTronics Surgical Services, Inc ....          453
      79,267        * Herley Industries, Inc ..................        1,346
     129,573        * Hologic, Inc ............................        1,708
      68,911       e* ICU Medical, Inc ........................        2,147
     106,569       e* Igen International, Inc .................        3,346
      73,283        * Ii-Vi, Inc ..............................        1,691
     153,256        * Illumina, Inc ...........................          483
     229,760          IMI plc .................................        1,137
     104,757        * Inamed Corp .............................        5,624
     296,777        * Input/Output, Inc .......................        1,597
     125,015       e* Integra LifeSciences Holding ............        3,298
      49,651        * Integrated Defense Technology, Inc ......          770
     114,147        * Interpore International .................        1,453
     200,236       e* Intuitive Surgical, Inc .................        1,518
     177,576          Invacare Corp ...........................        5,860
   2,528,069        * Invensys plc ............................          855
      98,119       e* Invision Technologies, Inc ..............        2,461
     113,177       e* Ionics, Inc .............................        2,532
      49,162        * I-Stat Corp .............................          442
     131,169        * Itron, Inc ..............................        2,828
     179,309        * Ixia ....................................        1,153
      48,045          Keithley Instruments, Inc ...............          694
      48,619        * Kensey Nash Corp ........................        1,272
     126,703          Keyence Corp ............................       23,214
     844,156        * KLA-Tencor Corp .........................       39,245
      52,000        e Konica Corp .............................          592
      60,543        * Kyphon, Inc .............................          915
      42,432        * Laserscope ..............................          339
      52,534        * LeCroy Corp .............................          507
     329,250        * Lexar Media, Inc ........................        3,141
     312,173        * LTX Corp ................................        2,691
     785,900        e Luxottica Group S.p.A. ..................       10,731
      55,270       e* Med-Design Corp .........................          272
       8,577        * Medical Action Industries, Inc ..........          140
      27,224        * MedSource Technologies, Inc .............          116
   6,878,116          Medtronic, Inc ..........................      329,943
     281,590          Mentor Corp .............................        5,457
      77,106        * Merit Medical Systems, Inc ..............        1,541
     173,742        * Mettler-Toledo International, Inc .......        6,368
     257,175        * Millipore Corp ..........................       11,411
      54,869          Mine Safety Appliances Co ...............        2,393
     178,000          Minolta Co Ltd ..........................        1,256
     355,617        * MKS Instruments, Inc ....................        6,426
     102,942        * Molecular Devices Corp ..................        1,638
      61,948          Movado Group, Inc .......................        1,347
  17,701,531       f* MPM Bioventures II-QP, LP ...............       15,151
     144,164          MTS Systems Corp ........................        2,125
      48,515        * Nanometrics, Inc ........................          343
     253,458        * Newport Corp ............................        3,751
     173,543          Nikon Corp ..............................        1,429
         779          Nobel Biocare Holding Ag ................           52
      32,558          Nobel Biocare Holding AG. ...............        2,174
      14,299        * Novoste Corp ............................           86
     174,214        * Oakley, Inc .............................        2,050
     165,893          OCE NV ..................................        1,713
     115,547        * Ocular Sciences, Inc ....................        2,294
   1,440,945          Olympus Optical Co Ltd ..................       29,821
     299,700       e* Orbital Sciences Corp ...................        2,188
     212,626        * Orthologic Corp .........................          976
      67,538        * Osteotech, Inc ..........................          918
      97,909        * Palatin Technologies, Inc ...............          312
     461,700        e Paris Miki, Inc .........................        6,314
     788,600          PerkinElmer, Inc ........................       10,891
     110,266       e* Photon Dynamics, Inc ....................        3,047
     417,083        * Pinnacle Systems, Inc ...................        4,463
     118,773        * Possis Medical, Inc .....................        1,630
      48,909        * QMed, Inc ...............................          375
   2,138,293          Raytheon Co .............................       70,222
     204,361        * Resmed, Inc .............................        8,011
     223,357        * Respironics, Inc ........................        8,380
         200        * Retractable Technologies, Inc ...........            2
     426,759          Ricoh Co Ltd ............................        6,973
      44,788        * Rita Medical Systems, Inc ...............          157
     948,024          Rockwell Automation, Inc ................       22,601
      23,311        * Rofin-Sinar Technologies, Inc ...........          328
     190,131          Roper Industries, Inc ...................        7,073
      65,904        * Rudolph Technologies, Inc ...............        1,052
      11,698          Sagem S.A. ..............................          940
   1,310,390          Smith & Nephew plc ......................        7,530
     146,182        * Sola International, Inc .................        2,544
      72,169       e* Sonic Innovations, Inc ..................          261
      95,023        * SonoSite, Inc ...........................        1,896
     445,000        * ST Assembly Test Services Ltd ...........          432
   1,353,756        * St. Jude Medical, Inc ...................       77,841
      69,874        * Staar Surgical Co .......................          811
      77,999        * Star Scientific, Inc ....................          268
     384,345        * Steris Corp .............................        8,875
     720,918          Stryker Corp ............................       50,010
     253,639        * Sybron Dental Specialties, Inc ..........        5,986
      45,195        * Synovis Life Technologies, Inc ..........          899
      10,307          Synthes-Stratec, Inc ....................        7,404
      33,934          Sypris Solutions, Inc ...................          351
     280,965        * Techne Corp .............................        8,524
     463,619        * Tektronix, Inc ..........................       10,014
     176,028          Teleflex, Inc ...........................        7,490
     894,824        * Teradyne, Inc ...........................       15,489
      35,170        e The Swatch Group AG. (Br) ...............        3,187
     126,982          The Swatch Group AG. (Regd) .............        2,311
     195,440        * Theragenics Corp ........................          840
     144,466       e* Therasense, Inc .........................        1,445
      75,797        * Therma-Wave, Inc ........................          158
     777,106        * Thermo Electron Corp ....................       16,335
     329,786        * Thoratec Corp ...........................        4,914
     308,400        e Tokyo Seimitsu Co Ltd ...................        6,960
     198,685       e* Trimble Navigation Ltd ..................        4,556
     154,424        * TriPath Imaging, Inc ....................        1,055
      77,452          United Industrial Corp ..................        1,262
      54,914       e* Urologix, Inc ...........................          141
       2,000          Ushio, Inc ..............................           23
     356,174        * Varian Medical Systems, Inc .............       20,505
     205,361        * Varian, Inc .............................        7,120
      85,137        * Ventana Medical Systems, Inc ............        2,314
     179,857        * Viasys Healthcare, Inc ..................        3,723
     319,270        * Visx, Inc ...............................        5,539
      38,201          Vital Signs, Inc ........................          992
     219,447        * Vivus, Inc ..............................        1,128
     662,351        * Waters Corp .............................       19,294
     103,441        * Wright Medical Group, Inc ...............        1,965
     119,983          X-Rite, Inc .............................        1,189
     182,493          Yokogawa Electric Corp ..................        1,409
      29,002        * Young Innovations, Inc ..................          827
   1,092,994        * Zimmer Holdings, Inc ....................       49,239
      59,036        * Zoll Medical Corp .......................        1,981


                       SEE NOTES TO FINANCIAL STATEMENTS


36 College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
INSTRUMENTS AND RELATED PRODUCTS--(CONTINUED)
     103,580        * Zygo Corp ...............................   $      829
                                                                  ----------
                      TOTAL INSTRUMENTS AND RELATED PRODUCTS       2,092,261
                                                                  ----------
 INSURANCE AGENTS, BROKERS AND SERVICES--0.30%
   1,584,819          AON Corp ................................       38,162
     262,513          Brown & Brown, Inc ......................        8,532
      95,901        * Clark, Inc ..............................        1,146
     157,383          Crawford & Co (Class A) .................          763
      54,518          Crawford & Co (Class B) .................          268
     408,432          Gallagher (Arthur J.) & Co ..............       11,109
     220,849          Hilb, Rogal & Hamilton Co ...............        7,518
   2,960,050          Marsh & McLennan Cos, Inc ...............      151,170
     682,448       e* MLP AG. .................................       10,188
   1,229,171        e Sun Life Financial, Inc .................       25,312
                                                                  ----------
                      TOTAL INSURANCE AGENTS, BROKERS
                         AND SERVICES                                254,168
                                                                  ----------
 INSURANCE CARRIERS--4.71%
     134,538          21st Century Insurance Group ............        1,924
   5,877,164        e Aegon NV ................................       58,852
   4,506,209          Aetna, Inc ..............................      271,274
   2,966,037          Aflac, Inc ..............................       91,206
   2,930,000          Aioi Insurance Co Ltd ...................        7,125
     243,481          Alfa Corp ...............................        3,095
   4,765,000        e Alleanza Assicurazioni S.p.A. ...........       45,307
      25,295        * Alleghany Corp ..........................        4,831
     225,098          Allianz AG. (Regd) ......................       18,710
     281,624        * Allmerica Financial Corp ................        5,066
   4,033,922          Allstate Corp ...........................      143,809
     379,777          Ambac Financial Group, Inc ..............       25,160
     151,099          American Financial Group, Inc ...........        3,445
  15,009,512          American International Group, Inc .......      828,225
      49,205        * American Medical Security Group, Inc ....          940
      53,823          American National Insurance Co ..........        4,650
      64,932        * American Physicians Capital, Inc ........        1,575
      99,212        * AMERIGROUP Corp .........................        3,691
     201,132          AmerUs Group Co .........................        5,670
   1,339,086       e* AMP Ltd .................................        4,463
   1,820,854        * Anthem, Inc .............................      140,479
     140,996        * Argonaut Group, Inc .....................        1,738
     759,151        e Assicurazioni Generali S.p.A. ...........       17,592
   2,392,248          Aviva plc ...............................       16,609
   5,092,325        e AXA .....................................       79,003
      46,673          Baldwin & Lyons, Inc (Class B) ..........        1,108
     248,364          Berkley (W.R.) Corp .....................       13,089
     280,500          Canada Life Financial Corp ..............        9,187
      52,764        * Centene Corp ............................        2,053
     122,764        * Ceres Group, Inc ........................          354
     842,567          Chubb Corp ..............................       50,554
     749,870          Cigna Corp ..............................       35,199
     741,562          Cincinnati Financial Corp ...............       27,505
     154,286        * Citizens, Inc ...........................        1,122
     110,010        * CNA Financial Corp ......................        2,706
     102,862        * CNA Surety Corp .........................        1,013
      73,803        * Cobalt Corp .............................        1,517
     160,725          Commerce Group, Inc .....................        5,818
     101,817          Corporacion Mapfre S.A. .................        1,087
      90,755          Delphi Financial Group, Inc (Class A) ...        4,247
       4,996          EMC Insurance Group, Inc ................           93
     131,144          Erie Indemnity Co (Class A) .............        5,410
      36,471        e Fairfax Financial Holdings Ltd ..........        5,503
      76,153          FBL Financial Group, Inc (Class A) ......        1,534
     641,108          Fidelity National Financial, Inc ........       19,720
      50,710          Financial Industries Corp ...............          747
     469,450          First American Corp .....................       12,370
      50,638       e* FPIC Insurance Group, Inc ...............          702
   1,376,412          Friends Provident plc ...................        2,578
   3,104,000          Fuji Fire & Marine Insurance Co Ltd .....        5,532
      40,526          Great American Financial Resources, Inc .          531
     198,671          Harleysville Group, Inc .................        4,573
   1,321,346          Hartford Financial Services Group, Inc ..       66,543
     303,159          HCC Insurance Holdings, Inc .............        8,964
     538,151        * Health Net, Inc .........................       17,732
     101,791        * HealthExtras, Inc .......................          796
     237,278          Horace Mann Educators Corp ..............        3,827
     765,616        * Humana, Inc .............................       11,561
      20,273          Independence Holding Co .................          428
      31,203          Infinity Property & Casualty Corp .......          738
   2,729,891          Insurance Australia Group Ltd ...........        6,225
     654,015          Jefferson-Pilot Corp ....................       27,115
   1,519,814          John Hancock Financial Services, Inc ....       46,704
      25,688          Kansas City Life Insurance Co ...........        1,100
     126,973          Landamerica Financial Group, Inc ........        6,031
   3,516,357          Legal & General Group plc ...............        4,874
     202,117          Leucadia National Corp ..................        7,503
     150,000          Liberty International plc ...............        1,533
   1,541,848          Lincoln National Corp ...................       54,936
     650,506          Loews Corp ..............................       30,762
   1,421,076       e* Manulife Financial Corp .................       39,942
      44,841        * Markel Corp .............................       11,479
   2,274,692        a Max Re Capital Ltd ......................       34,052
     657,167          MBIA, Inc ...............................       32,037
     129,098          Mercury General Corp ....................        5,893
   1,494,098          MetLife, Inc ............................       42,313
     373,154          MGIC Investment Corp ....................       17,404
     263,844        * Mid Atlantic Medical Services, Inc ......       13,799
      50,378          Midland Co ..............................        1,119
       1,593        e Millea Holdings, Inc ....................       12,179
   1,067,525          Mitsui Sumitomo Insurance Co Ltd ........        4,952
     205,149          MONY Group, Inc .........................        5,529
     279,834        e Muenchener Rueckver AG. (Regd) ..........       28,529
      14,519        * National Western Life Insurance Co
                         (Class A) ............................        1,603
     198,314          Nationwide Financial Services, Inc
                         (Class A) ............................        6,445
      25,904        * Navigators Group, Inc ...................          772
     857,000          Nissay Dowa General Insurance Co Ltd ....        3,169
      13,840          NYMAGIC, Inc ............................          280
      96,824        e Odyssey Re Holdings Corp ................        2,043
     343,258        * Ohio Casualty Corp ......................        4,524
     625,646          Old Republic International Corp .........       21,441
     424,801        * Oxford Health Plans, Inc ................       17,854
     163,622        * Pacificare Health Systems, Inc ..........        8,071
       4,200          Penn-America Group, Inc .................           47
     106,330        * Philadelphia Consolidated Holding Corp ..        4,296
     473,262        e Phoenix Cos, Inc ........................        4,274
      53,490        * Pico Holdings, Inc ......................          695
     171,321          PMA Capital Corp (Class A) ..............        2,154
     414,277          PMI Group, Inc ..........................       11,119
     375,924          Power Corp of Canada ....................       11,606
     483,604        e Power Financial Corp ....................       15,571
     139,742          Presidential Life Corp ..................        1,972
   1,685,969          Principal Financial Group ...............       54,373
     158,909        * ProAssurance Corp .......................        4,289
   1,073,179          Progressive Corp ........................       78,449
   2,114,967        * Promina Group Ltd .......................        3,347
     306,656          Protective Life Corp ....................        8,203
   3,248,749          Prudential Financial, Inc ...............      109,320
   2,819,248          Prudential plc ..........................       17,074
   1,681,483        e QBE Insurance Group Ltd .................       10,510
     474,986          Radian Group, Inc .......................       17,408
   1,204,399        e RAS S.p.A. ..............................       18,270
      77,435          Reinsurance Group of America, Inc .......        2,486


                       SEE NOTES TO FINANCIAL STATEMENTS

                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 37

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
INSURANCE CARRIERS--(CONTINUED)
     101,996          RLI Corp ................................     $  3,356
  14,834,595          Royal & Sun Alliance Insurance
                         Group plc ............................       33,965
   3,487,239          Safeco Corp .............................      123,030
       9,487          Safety Insurance Group, Inc .............          139
      62,380          Sampo Oyj (A Shs) .......................          458
     173,943          Selective Insurance Group, Inc ..........        4,357
     171,281        * Sierra Health Services, Inc .............        3,426
     618,569          Skandia Forsakrings AB ..................        1,646
     229,529        e Sompo Japan Insurance, Inc ..............        1,252
   1,652,145          St. Paul Cos, Inc .......................       60,320
     145,203          Stancorp Financial Group, Inc ...........        7,583
      84,677          State Auto Financial Corp ...............        1,901
     113,325        * Stewart Information Services Corp .......        3,156
     334,592        * Storebrand ASA ..........................        1,344
   1,568,963        e Swiss Reinsurance Co (Regd) .............       86,930
     540,212          Torchmark Corp ..........................       20,123
     184,112        * Tower Ltd ...............................          160
     104,614          Transatlantic Holdings, Inc .............        7,234
   2,451,981          Travelers Property Casualty Corp
                        (Class A) .............................       38,986
   9,654,141          Travelers Property Casualty Corp
                        (Class B) .............................      152,246
      53,293        * Triad Guaranty, Inc .....................        2,022
     258,818        * UICI ....................................        3,900
      47,521          United Fire & Casualty Co ...............        1,544
   3,013,874          UnitedHealth Group, Inc .................      151,447
     238,315          Unitrin, Inc ............................        6,463
     166,390        * Universal American Financial Corp .......        1,060
   4,022,023          UnumProvident Corp ......................       53,935
     226,886          Vesta Insurance Group, Inc ..............          522
      55,399        * WellChoice, Inc .........................        1,622
     726,538        * Wellpoint Health Networks, Inc ..........       61,247
       7,445          Wesco Financial Corp ....................        2,323
      53,845        e Zenith National Insurance Corp ..........        1,535
   1,151,728          Zurich Financial Services AG. ...........      137,318
                                                                   ---------
                      TOTAL INSURANCE CARRIERS                     3,965,105
                                                                   ---------
 JUSTICE, PUBLIC ORDER AND SAFETY--0.00%
      54,846        * Wackenhut Corrections Corp ..............          752
                                                                   ---------
                      TOTAL JUSTICE, PUBLIC ORDER AND SAFETY             752
                                                                   ---------
 LEATHER AND LEATHER PRODUCTS--0.05%
     113,357          Brown Shoe Co, Inc ......................        3,378
     477,941        * Coach, Inc ..............................       23,773
      82,079          K-Swiss, Inc (Class A) ..................        2,833
      96,167        * Maxwell Shoe Co, Inc (Class A) ..........        1,385
      65,210        * Steven Madden Ltd .......................        1,424
      99,675        * Timberland Co (Class A) .................        5,269
     278,230          Wolverine World Wide, Inc ...............        5,359
     463,604          Yue Yuen Industrial Holdings ............        1,186
                                                                   ---------
                      TOTAL LEATHER AND LEATHER PRODUCTS              44,607
                                                                   ---------
 LEGAL SERVICES--0.00%
      48,396        * Hewitt Associates, Inc ..................        1,140
      98,076       e* Pre-Paid Legal Services, Inc ............        2,406
                                                                   ---------
                      TOTAL LEGAL SERVICES                             3,546
                                                                   ---------
 LOCAL AND INTERURBAN PASSENGER TRANSIT--0.07%
         557          Central Japan Railway Co ................        3,989
       9,707          East Japan Railway Co ...................       43,169
   1,299,000          Keio Electric Railway Co Ltd ............        5,928
     903,400          MTR Corp ................................        1,037
   1,787,000          SMRT Corp Ltd ...........................          629
     514,700          Stagecoach Group plc ....................          527
     242,484          Veolia Environnement ....................        4,984
                                                                   ---------
                      TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT    60,263
                                                                   ---------
 LUMBER AND WOOD PRODUCTS--0.06%
      35,643          American Woodmark Corp ..................        1,660
     342,635        * Champion Enterprises, Inc ...............        1,775
      67,070          Deltic Timber Corp ......................        1,908
     350,563        * Fletcher Challenge Forests Ltd ..........          236
   1,244,208          Georgia-Pacific Corp ....................       23,578
      35,814        e Holmen AB (B Shs) .......................          978
     144,299        * Masonite International Corp .............        2,961
      58,716        * Modtech Holdings, Inc ...................          540
     193,401          Rayonier, Inc ...........................        6,382
   1,415,234        e Sekisui House Ltd .......................       10,725
      41,492          Skyline Corp ............................        1,245
                                                                   ---------
                      TOTAL LUMBER AND WOOD PRODUCTS                  51,988
                                                                   ---------
 METAL MINING--0.36%
   2,888,315        e Alumina Ltd .............................        7,884
   1,135,512        e Barrick Gold Corp .......................       20,049
     198,340        * Barrick Gold Corp (U.S.) ................        3,550
     333,074          Cameco Corp .............................       10,663
      60,292        * Cleveland-Cliffs, Inc ...................        1,076
     401,517        * Coeur D'alene Mines Corp ................          558
      17,553          Eramet ..................................          498
     222,980       e* Falconbridge Ltd ........................        2,941
     545,684        e Freeport-McMoRan Copper & Gold, Inc
                         (Class A) ............................       13,369
      91,079          Goldcorp, Inc ...........................        1,086
     729,530       e* Hecla Mining Co .........................        3,086
     691,513          Iluka Resources Ltd .....................        1,878
     538,840        * Inco Ltd ................................       11,314
     174,365          Johnson Matthey plc .....................        2,541
     755,257        * Kinross Gold Corp .......................        5,053
   1,763,785        e Mitsubishi Materials Corp ...............        2,262
     458,000          Mitsui Mining & Smelting Co Ltd .........        1,354
   1,020,317          Newcrest Mining Ltd .....................        5,235
   1,689,761          Newmont Mining Corp .....................       54,850
   2,746,424          Newmont Mining Corp (Chess) .............        9,117
       2,000          Nippon Light Metal Co Ltd ...............            3
     123,441          Outokumpu Oyj ...........................        1,084
   1,490,818        * Phelps Dodge Corp .......................       57,158
   1,012,274        * Placer Dome, Inc ........................       12,293
     391,876          Rio Tinto Ltd ...........................        7,677
   2,790,748          Rio Tinto plc ...........................       52,499
     100,916        e Royal Gold, Inc .........................        2,169
      98,578          Southern Peru Copper Corp ...............        1,508
     276,967        * Stillwater Mining Co ....................        1,424
     401,067          Sumitomo Metal Mining Co Ltd ............        1,536
     121,400       e* Teck Cominco Ltd (Class B) ..............          987
      19,676          Umicore .................................        1,020
   2,429,839        * WMC Resources Ltd .......................        5,720
                                                                   ---------
                      TOTAL METAL MINING                             303,442
                                                                   ---------
 MISCELLANEOUS MANUFACTURING INDUSTRIES--0.19%
   1,143,900          Aderans Co Ltd ..........................       20,291
      38,789        e Amer Group plc ..........................        1,186
      51,000          Bandai Co Ltd ...........................        1,945
     241,459          Blyth, Inc ..............................        6,568
     268,812          Bulgari S.p.A. ..........................        1,497
     386,508          Callaway Golf Co ........................        5,110
      94,645        * Daktronics, Inc. ........................        1,547
      23,619        * Escalade, Inc ...........................          383
     632,758          Hasbro, Inc .............................       11,067
     171,800        e Hogy Medical Co Ltd .....................        6,739
     548,079        * Identix, Inc ............................        3,480
     147,887        * Jakks Pacific, Inc ......................        1,965
      24,921        * Johnson Outdoors, Inc (Class A) .........          340
     125,811        * K2, Inc .................................        1,541
      53,024        * Leapfrog Enterprises, Inc ...............        1,687
      99,794        * Lydall, Inc .............................        1,068
   2,401,840          Mattel, Inc .............................       45,443
     193,294        e Nautilus Group, Inc .....................        2,397


                       SEE NOTES TO FINANCIAL STATEMENTS


38 College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 MISCELLANEOUS MANUFACTURING INDUSTRIES--(CONTINUED)
     349,633          Nintendo Co Ltd .........................    $  25,129
     254,800       b* Nu-Kote Holding, Inc (Class A) ..........            0
      96,869          Oneida Ltd ..............................          654
      77,510          Penn Engineering & Manufacturing Corp ...        1,058
      63,028        * RC2 Corp ................................        1,072
      22,587        * RHI AG. .................................          268
      65,984          Russ Berrie & Co, Inc ...................        2,409
      60,030       e* Sega Corp ...............................          426
     115,404       e* Shuffle Master, Inc .....................        3,392
       7,887          Societe BIC S.A. ........................          307
      34,767        * Steinway Musical Instruments, Inc .......          535
     491,239          Tyco International Ltd ..................        9,324
     187,130        * Yankee Candle Co, Inc ...................        4,345
      85,000          Yonex Co Ltd ............................          329

                      TOTAL MISCELLANEOUS MANUFACTURING
                         INDUSTRIES                                  163,502
                                                                     -------

 MISCELLANEOUS RETAIL--0.85%
      61,568        * 1-800-Flowers.com, Inc (Class A) ........          507
      80,992        * AC Moore Arts & Crafts, Inc .............        1,622
     801,391        * AdvancePCS ..............................       30,637
     207,761        * Alloy, Inc ..............................        1,340
   1,250,682       e* Amazon.Com, Inc .........................       45,637
     239,770        * Barnes & Noble, Inc .....................        5,527
      54,162          Blair Corp ..............................        1,202
      61,097        * Blue Rhino Corp .........................          733
     677,302          Boots Group plc .........................        7,248
     398,810        * Borders Group, Inc ......................        7,023
     152,795          Cash America International, Inc .........        2,020
      44,133        * Coldwater Creek, Inc ....................          544
   2,383,179          CVS Corp ................................       66,801
     128,469        * dELiA*s Corp (Class A) ..................           90
      61,169        * Dick's Sporting Goods, Inc ..............        2,244
     168,621        * Drugstore.Com, Inc ......................          985
     145,660        * Duane Reade, Inc ........................        2,148
     999,955        * eBay, Inc ...............................      104,175
       7,371     b,e* FAO, Inc ................................           17
      35,676        * Finlay Enterprises, Inc .................          590
       2,840          Folli-Follie S.A. (Regd) ................           43
     111,104          Friedman's, Inc (Class A) ...............        1,263
      23,019        * Gaiam, Inc ..............................          137
      69,399       e* Galyans Trading Co, Inc .................          995
      40,973       e* Gart Sports Co ..........................        1,162
   1,246,870          GUS plc .................................       13,971
     104,506          Hancock Fabrics, Inc ....................        1,688
      10,490          Hellenic Duty Free Shops S.A. ...........          133
      38,617        * Hibbett Sporting Goods, Inc .............        1,272
     121,578        * Jill (J.) Group, Inc ....................        2,047
      99,494       e* Jo-Ann Stores, Inc (Class A) ............        2,517
      20,913        * Kirkland's, Inc .........................          338
     204,660          Longs Drug Stores Corp ..................        3,397
     179,389        * Marvel Enterprises, Inc .................        3,426
      26,000          Matsumotokiyoshi Co Ltd .................        1,102
     337,787          Michaels Stores, Inc ....................       12,856
     160,810        * MSC Industrial Direct Co (Class A) ......        2,878
   1,163,618          Next plc ................................       19,710
   2,147,939        * Office Depot, Inc .......................       31,167
     777,024        * OfficeMax, Inc ..........................        5,090
     410,262          Omnicare, Inc ...........................       13,863
      30,044       e* Overstock.com, Inc ......................          436
      48,579        * Party City Corp .........................          499
      40,956        * PC Connection, Inc ......................          279
     454,084        * Petco Animal Supplies, Inc ..............        9,872
     663,934          Petsmart, Inc ...........................       11,068
       1,000        * Playmates Interactive Entertainment Ltd .            0
   2,496,977       e* Rite Aid Corp ...........................       11,112
      56,377       e* Sharper Image Corp ......................        1,537
      29,600        * Shoppers Drug Mart Corp .................          566
   3,029,688          Signet Group plc ........................        4,512
     231,288        * Stamps.com, Inc .........................        1,110
   2,552,305        * Staples, Inc ............................       46,835
     116,395       e* Summit America Television, Inc ..........          336
     213,901        * The Sports Authority, Inc ...............        2,289
     524,167          Tiffany & Co ............................       17,130
   2,096,687        * Toys "R" Us, Inc ........................       25,412
     151,331        * Valuevision International, Inc
                        (Class A) .............................        2,063
   5,637,578          Walgreen Co .............................      169,691
      76,875        * Whitehall Jewellers, Inc ................          697
      59,695          World Fuel Services Corp ................        1,468
     165,418        * Zale Corp ...............................        6,617
                                                                     -------
                      TOTAL MISCELLANEOUS RETAIL                     713,674
                                                                     -------
 MOTION PICTURES--0.54%
     193,981        * AMC Entertainment, Inc ..................        2,219
      17,276        * Ascent Media Group, Inc .................           21
     180,934        * Avid Technology, Inc ....................        6,345
     283,058          Blockbuster, Inc (Class A) ..............        4,770
      14,477        * Carmike Cinemas, Inc ....................          329
     352,382        * Hollywood Entertainment Corp ............        6,061
  15,465,296        * Liberty Media Corp (Class A) ............      178,779
     306,804        * Metro-Goldwyn-Mayer, Inc ................        3,811
     151,575        * Movie Gallery, Inc ......................        2,797
      58,617       e* NetFlix, Inc ............................        1,498
   3,899,380          Rank Group plc ..........................       16,022
     113,964          Regal Entertainment Group (Class A) .....        2,687
      19,500          Toei Animation Co Ltd ...................          934
      82,680          Toho Co Ltd .............................          726
  11,240,651          Walt Disney Co ..........................      222,003
                                                                     -------
                      TOTAL MOTION PICTURES                          449,002
                                                                     -------
 NONDEPOSITORY INSTITUTIONS--2.45%
     142,865          Acom Co Ltd .............................        5,164
      54,602     b,e* Actrade Financial Technologies Ltd ......           25
      53,990          Advanta Corp (Class A) ..................          531
      98,997          Advanta Corp (Class B) ..................          996
      44,300          Aiful Corp ..............................        1,889
     331,100        e American Capital Strategies Ltd .........        8,258
  10,249,057          American Express Co .....................      428,513
      66,992          American Home Mortgage Holdings, Inc ....        1,312
      29,168          American Mortgage Acceptance Co .........          506
   1,258,258       e* AmeriCredit Corp ........................       10,758
   1,121,203          Capital One Financial Corp ..............       55,141
     339,508          Cattles plc .............................        1,818
     273,218          Charter Municipal Mortgage
                         Acceptance Co ........................        5,194
      98,820        * CompuCredit Corp ........................        1,201
     650,502          Countrywide Financial Corp ..............       45,255
      91,534        * Credit Acceptance Corp ..................          924
      78,664        e Credit Agricole S.A. ....................        1,495
     320,101          Credit Saison Co Ltd ....................        5,249
     315,459          Doral Financial Corp ....................       14,085
      81,633        * DVI, Inc ................................          381
     209,907        * E-Loan, Inc .............................        1,224
  10,027,221          Fannie Mae ..............................      676,236
      53,811       e* Federal Agricultural Mortgage Corp
                         (Class C) ............................        1,203
      83,626        * Financial Federal Corp ..................        2,040
   5,651,775          Freddie Mac .............................      286,941
  11,143,925          HBOS plc ................................      144,263
     220,000        e Hitachi Capital Corp ....................        2,395
      27,401        * Imperial Credit Industries ..............            0
   1,215,764          ING Groep NV ............................       21,123
      88,641          Irish Life & Permanent plc ..............          957
     109,042          Irish Life & Permanent plc
                        (United Kingdom) ......................        1,183
   7,302,620          MBNA Corp ...............................      152,187


                       SEE NOTES TO FINANCIAL STATEMENTS

                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 39

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 NONDEPOSITORY INSTITUTIONS--(CONTINUED)
     146,957        e MCG Capital Corp ........................     $  2,131
       5,800          Medallion Financial Corp ................           41
     197,420        e Metris Cos, Inc .........................        1,096
       4,123        * Mfn Financial Corp Series C Wts .........            0
     120,546        e New Century Financial Corp ..............        5,262
      78,204          ORIX Corp ...............................        4,325
     628,537          Promise Co Ltd ..........................       23,503
     106,195          Provident Financial plc .................        1,117
   1,377,021        * Providian Financial Corp ................       12,751
     184,363        * Saxon Capital, Inc ......................        3,204
     292,812          SFCG Co Ltd .............................       27,092
   2,142,752          SLM Corp ................................       83,932
      21,006          Student Loan Corp .......................        2,647
     132,159        e Takefuji Corp ...........................        6,857
      78,608          Westcorp ................................        2,201
      65,833        * WFS Financial, Inc ......................        2,206
      85,500        * World Acceptance Corp ...................        1,392
                                                                   ---------
                      TOTAL NONDEPOSITORY INSTITUTIONS             2,058,204
                                                                   ---------
 NONMETALLIC MINERALS, EXCEPT FUELS--0.03%
     139,509          Amcol International Corp ................        1,116
      19,823        e Potash Corp of Saskatchewan .............        1,255
     635,155          Vulcan Materials Co .....................       23,545
                                                                   ---------
                      TOTAL NONMETALLIC MINERALS, EXCEPT FUELS        25,916
                                                                   ---------
 OIL AND GAS EXTRACTION--1.78%
   1,196,451          Anadarko Petroleum Corp .................       53,206
   1,599,983          Apache Corp .............................      104,095
      58,961        * Atwood Oceanics, Inc ....................        1,601
     113,229          Berry Petroleum Co (Class A) ............        2,032
     924,164        * BJ Services Co ..........................       34,527
   1,854,505          Burlington Resources, Inc ...............      100,273
     180,947          Cabot Oil & Gas Corp (Class A) ..........        4,996
     243,933        * Cal Dive International, Inc .............        5,318
     480,607        e Canadian Natural Resources Ltd ..........       19,012
   1,341,434          Chesapeake Energy Corp ..................       13,548
     191,885        * Cimarex Energy Co .......................        4,557
       9,701        * Clayton Williams Energy, Inc ............          179
     171,191        * Comstock Resources, Inc .................        2,342
     194,922        * Denbury Resources, Inc ..................        2,618
   1,952,587          Devon Energy Corp .......................      104,268
     299,352          Diamond Offshore Drilling, Inc ..........        6,283
   1,195,771        e EnCana Corp .............................       45,499
      58,392        * Encore Acquisition Co ...................        1,118
     140,269        * Energy Partners Ltd .....................        1,620
     250,618       b* Enron Corp ..............................           12
     680,925          ENSCO International, Inc ................       18,317
     716,558          EOG Resources, Inc ......................       29,981
     129,369        * Evergreen Resources, Inc ................        7,026
      15,640        * Exco Resources, Inc .....................          280
     103,848       e* Exploration Co of Delaware, Inc .........          465
     188,106        * Forest Oil Corp .........................        4,725
       2,188        * Forest Oil Corp Wts 02/15/04 ............           11
       2,188        * Forest Oil Corp Wts 02/15/05 ............            6
     458,428        * Global Industries Ltd ...................        2,210
   1,122,848        * Grey Wolf, Inc ..........................        4,536
     188,156        e Groupe Bruxelles Lambert S.A. ...........        8,513
       1,925        * Groupe Bruxelles Lambert S.A.
                         (Strp Vvpr) ..........................            0
     324,517        * Hanover Compressor Co ...................        3,667
     238,395        * Harvest Natural Resources, Inc ..........        1,519
     272,013          Helmerich & Payne, Inc ..................        7,943
     116,188        * Horizon Offshore, Inc ...................          579
      70,711        * Houston Exploration Co ..................        2,454
     887,112        e Husky Energy, Inc .......................       11,426
      86,490          IHC Caland NV ...........................        4,416
     439,464        e Imperial Oil Ltd ........................       15,234
     141,985        * KCS Energy, Inc .........................          765
     642,445          Kerr-McGee Corp .........................       28,782
     871,030        * Key Energy Services, Inc ................        9,337
     367,692        * Magnum Hunter Resources, Inc ............        2,938
      41,090        * Magnum Hunter Resources, Inc
                         Wts 03/21/05 .........................           15
   1,578,940          Marathon Oil Corp .......................       41,605
      43,898        * McMoRan Exploration Co ..................          489
     214,957       e* Meridian Resource Corp ..................        1,017
     217,958        * Newfield Exploration Co .................        8,184
     499,690        * Newpark Resources, Inc ..................        2,738
      85,684        * Nexen, Inc ..............................        2,154
     490,003          Noble Energy, Inc .......................       18,522
       5,856        * North Coast Energy, Inc .................           54
     109,138        * Nuevo Energy Co .........................        1,904
   1,957,612          Occidental Petroleum Corp ...............       65,678
     156,438        * Oceaneering International, Inc ..........        3,997
      11,571          OMV AG. .................................        1,390
   5,410,190        e Origin Energy Ltd .......................       14,695
     539,800        * Parker Drilling Co ......................        1,571
     205,235          Patina Oil & Gas Corp ...................        6,598
     387,585        * Patterson-UTI Energy, Inc ...............       12,558
      53,769          Penn Virginia Corp ......................        2,312
     331,604        * Penn West Petroleum Ltd .................       10,616
     747,492          Petro-Canada ............................       29,685
      15,610        * Petroleum Development Corp ..............          143
     107,913        * Petroquest Energy, Inc ..................          254
     568,981        * Pioneer Natural Resources Co ............       14,850
     230,908        * Plains Exploration & Production Co ......        2,496
     318,027          Pogo Producing Co .......................       13,596
     494,950        * Pride International, Inc ................        9,315
      66,200        * Prima Energy Corp .......................        1,382
      68,955        * Quicksilver Resources, Inc ..............        1,651
     343,925        * Range Resources Corp ....................        2,156
     138,527        * Remington Oil & Gas Corp ................        2,546
     421,263        * Rowan Cos, Inc ..........................        9,436
      72,095          RPC, Inc ................................          793
     175,541        * Seacor Smit, Inc ........................        6,405
          50        * Serval Integrated Energy Services
                        (Units) ...............................            0
  15,920,192          Shell Transport & Trading Co plc ........      105,083
     198,210        * Southwestern Energy Co ..................        2,975
     157,122        * Spinnaker Exploration Co ................        4,117
     190,566          St. Mary Land & Exploration Co ..........        5,202
     248,477        e Statoil ASA .............................        2,117
     144,501        * Stone Energy Corp .......................        6,057
     325,219        * Superior Energy Services, Inc ...........        3,083
     158,625        * Swift Energy Co .........................        1,745
      96,545        * Syntroleum Corp .........................          257
     242,251          Talisman Energy, Inc ....................       10,965
       9,237          Technip-Coflexip S.A. ...................          808
      85,323        * Tetra Technologies, Inc .................        2,530
     246,083          Tidewater, Inc ..........................        7,227
     217,595        * Tom Brown, Inc ..........................        6,047
   1,941,196        e Total S.A. ..............................      293,359
     163,377        * Total S.A. (Strip Vvpr) .................            2
       2,025        * Total S.A. Wts 08/05/03 .................           59
     118,432        * Transmontaigne, Inc .....................          767
     267,396        * Unit Corp ...............................        5,591
   1,324,325          Unocal Corp .............................       37,995
     448,315        * Varco International, Inc ................        8,787
     207,444        * Veritas DGC, Inc ........................        2,386
     333,629          Vintage Petroleum, Inc ..................        3,763
     121,535        * Weatherford International Ltd ...........        5,092
     172,030        * Westport Resources Corp .................        3,914
     151,470        * W-H Energy Services, Inc ................        2,951


                       SEE NOTES TO FINANCIAL STATEMENTS


40 College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 OIL AND GAS EXTRACTION--(CONTINUED)
     797,473          XTO Energy, Inc .........................   $   16,037
                                                                  ----------
                      TOTAL OIL AND GAS EXTRACTION                 1,501,955
                                                                  ----------

 PAPER AND ALLIED PRODUCTS--0.70%
      20,600        * Abitibi-Consolidated, Inc ...............          132
   1,266,783        e Abitibi-Consolidated, Inc (Canada) ......        8,018
   2,371,404        e Amcor Ltd ...............................       12,914
     249,569          Bemis Co ................................       11,680
      43,551          Billerud AB .............................          509
     212,762          Boise Cascade Corp ......................        5,085
     241,059          Bowater, Inc ............................        9,028
     154,800        * Buckeye Technologies, Inc ...............        1,053
     237,539          Bunzl plc ...............................        1,665
     177,819        * Caraustar Industries, Inc ...............        1,424
     639,921          Carter Holt Harvey Ltd ..................          671
      94,359          Chesapeake Corp .........................        2,062
     100,000          De La Rue plc ...........................          390
     595,282        * Domtar, Inc .............................        6,484
     485,203       e* Earthshell Corp .........................          199
     114,859          Glatfelter ..............................        1,694
     152,046        * Graphic Packaging International Corp ....          686
      85,612          Greif, Inc (Class A) ....................        1,969
   2,477,810          International Paper Co ..................       88,532
   4,516,807          Kimberly-Clark Corp .....................      235,506
     338,595          Longview Fibre Co .......................        2,776
     991,838          MeadWestvaco Corp .......................       24,498
     131,000          NGK Insulators Ltd ......................          727
       1,804          Nippon Unipac Holding ...................        7,046
     233,053          Norske Skogindustrier ASA ...............        3,487
   2,867,412          OJI Paper Co Ltd ........................       12,537
     300,474        * Packaging Corp of America ...............        5,538
   1,000,036        * Pactiv Corp .............................       19,711
     182,857        * Playtex Products, Inc ...................        1,174
     105,154          Pope & Talbot, Inc ......................        1,162
     189,656          Potlatch Corp ...........................        4,884
     371,739          Rexam plc ...............................        2,337
      99,047          Rock-Tenn Co (Class A) ..................        1,679
     103,977          Schweitzer-Mauduit International, Inc ...        2,510
   1,536,581        * Smurfit-Stone Container Corp ............       20,022
     543,800          Sonoco Products Co ......................       13,062
     278,819        e Stora Enso Oyj (R Shs) ..................        3,115
   1,151,374        e Svenska Cellulosa AB (B Shs) ............       39,338
     327,041          Temple-Inland, Inc ......................       14,033
      34,000          Uni-Charm Corp ..........................        1,470
     843,371        e UPM-Kymmene Oyj .........................       12,309
     250,099          Wausau-Mosinee Paper Corp ...............        2,801
                                                                   ---------
                      TOTAL PAPER AND ALLIED PRODUCTS                585,917
                                                                   ---------

 PERSONAL SERVICES--0.14%
     262,974        * Alderwoods Group, Inc ...................        1,436
      58,764          Angelica Corp ...........................          996
     641,806          Cintas Corp .............................       22,746
     146,632        * Coinstar, Inc ...........................        2,765
      48,163          CPI Corp ................................          850
     401,708          Davis Service Group plc .................        2,512
     129,124          G & K Services, Inc (Class A) ...........        3,822
   1,205,106          H & R Block, Inc ........................       52,121
     278,430          Regis Corp ..............................        8,088
   3,034,420        * Service Corp International ..............       11,743
      51,876          Unifirst Corp ...........................        1,136
     186,078        * Weight Watchers International, Inc ......        8,465
                                                                   ---------
                      TOTAL PERSONAL SERVICES                        116,680
                                                                   ---------

 PETROLEUM AND COAL PRODUCTS--4.15%
     379,932          Amerada Hess Corp .......................       18,685
     336,626          Ashland, Inc ............................       10,328
   7,306,451        e BHP Billiton Ltd ........................       42,337
  56,098,945          BP plc ..................................      389,032
   2,122,427          BP plc (Spon ADR) .......................       89,184
   5,747,667          ChevronTexaco Corp ......................      414,982
   3,697,577          ConocoPhillips ..........................      202,627
     130,958          ElkCorp .................................        2,947
  11,594,114        e ENI S.p.A. ..............................      175,347
  49,193,830          ExxonMobil Corp .........................    1,766,550
     454,103        e Fortum Oyj ..............................        3,640
     175,800          Frontier Oil Corp .......................        2,672
     178,628        * Headwaters, Inc .........................        2,624
      21,130          Hellenic Petroleum S.A. .................          142
      67,155          Holly Corp ..............................        1,853
     253,110          Lubrizol Corp ...........................        7,844
     582,722          Lyondell Chemical Co ....................        7,884
     544,350          Murphy Oil Corp .........................       28,633
   1,957,047        e Nippon Oil Corp .........................        8,492
     133,654          Norsk Hydro ASA .........................        6,573
     123,274        * Premcor, Inc ............................        2,657
   1,457,651        e Repsol YPF S.A. .........................       23,635
   4,437,310        e Royal Dutch Petroleum Co ................      205,964
     984,662          Santos Ltd ..............................        3,896
      10,761          Shell Canada Ltd (Class A) (U.S.) .......          417
     304,500        e Showa Shell Sekiyu KK ...................        2,186
     717,909        e Suncor Energy, Inc ......................       13,389
     600,266          Sunoco, Inc .............................       22,654
     773,176        e Teikoku Oil Co Ltd ......................        2,524
     435,531        * Tesoro Petroleum Corp ...................        2,996
     152,000        e TonenGeneral Sekiyu KK ..................        1,068
     523,772          Valero Energy Corp ......................       19,029
     107,985          WD-40 Co ................................        3,083
   1,109,777          Woodside Petroleum Ltd ..................        9,214
                                                                   ---------
                      TOTAL PETROLEUM AND COAL PRODUCTS            3,495,088
                                                                   ---------

 PIPELINES, EXCEPT NATURAL GAS--0.01%
     274,116        * Enbridge, Inc ...........................        9,669
                                                                   ---------
                      TOTAL PIPELINES, EXCEPT NATURAL GAS              9,669
                                                                   ---------
 PRIMARY METAL INDUSTRIES--0.48%
      33,000          Acerinox S.A. ...........................        1,261
     546,941        * AK Steel Holding Corp ...................        1,980
     907,606        * Alcan, Inc ..............................       28,061
   4,517,174          Alcoa, Inc ..............................      115,188
     410,468          Allegheny Technologies, Inc .............        2,709
      11,541          Aluminum of Greece S.A.I.C. .............          236
     551,922       e* Andrew Corp .............................        5,078
   1,313,147          Arcelor .................................       15,291
     154,518          Belden, Inc .............................        2,455
           1       b* Bethlehem Steel Corp ....................            0
   3,614,648          BHP Billiton plc ........................       19,027
   6,417,762          BHP Steel Ltd ...........................       16,011
     102,745        * Brush Engineered Materials, Inc .........          858
     297,268        * Cable Design Technologies Corp ..........        2,125
     131,364          Carpenter Technology Corp ...............        2,049
      79,182        * Century Aluminum Co .....................          557
     349,275        * CommScope, Inc ..........................        3,318
      51,384          Curtiss-Wright Corp .....................        3,247
     558,200        e Dofasco, Inc ............................       10,685
      85,757        * Encore Wire Corp ........................          815
     678,677          Engelhard Corp ..........................       16,811
     225,644        * General Cable Corp ......................        1,218
      47,823          Gibraltar Steel Corp ....................          979
      40,000          Group 4 Falck a/s .......................          665
      76,331        * Imco Recycling, Inc .....................          507
      88,757          Intermet Corp ...........................          299
          84          Japan Steel Works Ltd ...................            0
      34,461       e* Liquidmetal Technologies, Inc ...........          177


                       SEE NOTES TO FINANCIAL STATEMENTS

                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 41

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 PRIMARY METAL INDUSTRIES--(CONTINUED)
     190,860        * Lone Star Technologies, Inc .............    $   4,042
     194,857          Matthews International Corp (Class A) ...        4,825
     267,407        * Maverick Tube Corp ......................        5,121
     197,630        * Mueller Industries, Inc .................        5,358
  27,164,793          Nippon Steel Corp .......................       37,328
      23,859          NKT Holding a/s .........................          330
      75,730          NN, Inc .................................          959
      37,946        * Northwest Pipe Co .......................          550
     114,565        * NS Group, Inc ...........................        1,117
     354,712          Nucor Corp ..............................       17,328
   2,320,610          OneSteel Ltd ............................        2,988
     167,155        * Oregon Steel Mills, Inc .................          485
      28,240          Posco ...................................        2,932
     255,035          Precision Castparts Corp ................        7,932
      35,000       f* Promet Berhad ...........................            3
     109,396          Quanex Corp .............................        3,251
     117,363        * Rautaruukki Oyj .........................          505
      68,293          Roanoke Electric Steel Corp .............          512
     139,842        * RTI International Metals, Inc ...........        1,514
     151,588          Ryerson Tull, Inc .......................        1,331
       7,371          Sapa AB .................................          148
      30,172          Schnitzer Steel Industries, Inc
                         (Class A) ............................         1,331
      43,259          Ssab Svenskt Stal AB (Series A) .........          578
      18,077          Ssab Svenskt Stal AB (Series B) .........          230
     218,095        * Steel Dynamics, Inc .....................        2,988
     131,000        * Sumitomo Heavy Industries Ltd ...........          194
   9,336,498          Sumitomo Metal Industries Ltd ...........        6,454
     142,766          Texas Industries, Inc ...................        3,398
     967,763          ThyssenKrupp AG. ........................       11,158
     166,293          Tredegar Corp ...........................        2,493
      55,909        e Trelleborg AB (B Shs) ...................          597
      64,552        e TUI AG. .................................          960
     456,984          United States Steel Corp ................        7,481
      52,532          Viohalco S.A. ...........................          262
     300,484        * Vivendi Universal S.A. (Spon ADR) .......        5,541
      72,080          Voestalpine AG. .........................        2,847
     496,454          Worthington Industries, Inc .............        6,652
                                                                   ---------
                      TOTAL PRIMARY METAL INDUSTRIES                 403,330
                                                                   ---------
 PRINTING AND PUBLISHING--0.91%
     390,510        * American Greetings Corp (Class A) .......        7,670
     167,980          Banta Corp ..............................        5,438
     185,326          Belo Corp (Class A) .....................        4,144
     351,800        f Belo Corp (Class B) .....................        7,866
     224,071          Bowne & Co, Inc .........................        2,920
      73,441        * Bright Horizons Family Solutions, Inc ...        2,465
      73,934        * Consolidated Graphics, Inc ..............        1,692
      23,806          Courier Corp ............................        1,226
      23,338          CSS Industries, Inc .....................          900
     816,845          Dai Nippon Printing Co Ltd ..............        8,640
     146,950          Daily Mail & General Trust plc ..........        1,382
     266,850          Dow Jones & Co, Inc .....................       11,483
     206,300        f Dow Jones & Co, Inc (Class B) ...........        8,877
     409,160          Emap plc ................................        5,776
     189,991        e Eniro AB ................................        1,626
      11,295       e* Eniro AB (Redemption Shs) ...............          112
      92,392          Ennis Business Forms, Inc ...............        1,344
   1,391,044          Gannett Co, Inc .........................      106,846
     162,824        e Gruppo Editoriale L'Espresso S.p.A. .....          645
     198,020          Harland (John H.) Co ....................        5,180
     393,955          Harte-Hanks, Inc ........................        7,485
     346,197          Hollinger International, Inc ............        3,729
     448,291          Independent News & Media plc ............          813
     179,100          Independent Newspapers Ltd ..............          449
      87,690        * Information Holdings, Inc ...............        1,600
   3,405,855          John Fairfax Holdings Ltd ...............        6,578
     181,677        * Journal Register Co .....................        3,287
     410,819          Knight Ridder, Inc ......................       28,318
      89,359        e Lagardere S.C.A. ........................        3,884
     264,958          Lee Enterprises, Inc ....................        9,944
      14,400        f Lee Enterprises, Inc (Class B) ..........          540
     195,901        * Mail-Well, Inc ..........................          494
      67,998       e* Martha Stewart Living Omnimedia, Inc
                         (Class A) ............................          639
     102,239          McClatchy Co (Class A) ..................        5,891
   1,166,265          McGraw-Hill Cos, Inc ....................       72,308
      71,713          Media General, Inc (Class A) ............        4,102
      61,001          Meredith Corp ...........................        2,684
     200,900          Meredith Corp (Class B) .................        8,840
      79,940          New England Business Services, Inc ......        2,398
     718,228          New York Times Co (Class A) .............       32,679
   4,046,241        e News Corp Ltd ...........................       30,392
   2,823,825          Pearson plc .............................       26,374
      91,352        * Playboy Enterprises, Inc (Class B) ......        1,242
     950,783        * Primedia, Inc ...........................        2,900
      56,556        * Private Media Group, Inc ................          107
      49,143          Pulitzer, Inc ...........................        2,429
     587,426        e Quebecor World, Inc .....................       10,769
     160,559       e* Quebecor, Inc (Class B) .................        1,950
     610,388          R.R. Donnelley & Sons Co ................       15,956
     549,438          Reader's Digest Association, Inc
                         (Class A) ............................        7,406
   3,684,953          Reed Elsevier NV ........................       43,459
   2,012,631          Reed Elsevier plc .......................       16,747
      26,870          Schibsted ASA ...........................          372
     189,724        * Scholastic Corp .........................        5,650
     474,093          SCMP Group Ltd ..........................          187
     221,802          Scripps (E.W.) Co (Class A) .............       19,678
   6,801,759       e* Seat-Pagine Gialle S.p.A. ...............        4,726
     440,888          Singapore Press Holdings Ltd ............        4,582
     111,475          Standard Register Co ....................        1,837
      44,800        * Tele Atlas NV ...........................          144
      50,000          Telefonica Publicidad e Informacion S.A.           242
      52,533        * Thomas Nelson, Inc ......................          657
   1,149,460          Toppan Printing Co Ltd ..................        8,233
   1,262,917          Tribune Co ..............................       60,999
     140,138          United Business Media plc ...............          701
     321,643        * Valassis Communications, Inc ............        8,273
   2,391,726        e VNU NV ..................................       73,690
      26,288          Washington Post Co (Class B) ............       19,266
     280,907          Wiley (John) & Sons, Inc (Class A) ......        7,360
     274,430          Wolters Kluwer NV .......................        3,309
                                                                   ---------
                      TOTAL PRINTING AND PUBLISHING                  762,531
                                                                   ---------
 RAILROAD TRANSPORTATION--0.38%
   7,383,693        e Brambles Industries Ltd .................       22,630
     422,707          Brambles Industries plc .................        1,144
   2,333,538          Burlington Northern Santa Fe Corp .......       66,366
     137,327        e Canadian National Railway Co ............        6,627
     371,533        * Canadian National Railway Co (Canada) ...       17,795
     712,975        e Canadian Pacific Railway Ltd ............       15,905
   1,552,303          CSX Corp ................................       46,709
     679,717          Firstgroup plc ..........................        3,028
     101,018        e Florida East Coast Industries, Inc
                         (Class A) ............................        2,581
      41,054          Florida East Coast Industries, Inc
                         (Class B) ............................        1,022
      78,109        * Genesee & Wyoming, Inc (Class A) ........        1,607
     398,119        * Kansas City Southern Industries, Inc ....        4,789
     139,619        e Keihin Electric Express Railway Co Ltd ..          683
   1,450,135        e Kinki Nippon Railway Co Ltd .............        3,768
     381,639          Mayne Group Ltd .........................          701
     926,000          Nippon Express Co Ltd ...................        3,594
   2,153,603          Norfolk Southern Corp ...................       41,349
     210,000          Tobu Railway Co Ltd .....................          596


                       SEE NOTES TO FINANCIAL STATEMENTS


42 College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 RAILROAD TRANSPORTATION--(CONTINUED)
   1,385,943          Union Pacific Corp ......................    $  80,412
                                                                   ---------
                      TOTAL RAILROAD TRANSPORTATION                  321,306
                                                                   ---------
 REAL ESTATE--0.17%
       5,892        * American Realty Investors, Inc ..........           72
     630,490          AMP Diversified Property Trust ..........        1,290
      29,951        * Avatar Holdings, Inc ....................          905
      22,170        * Big 5 Sporting Goods Corp ...............          278
     730,501          British Land Co plc .....................        5,795
     500,074          Brookfield Properties Corp ..............       10,673
   1,972,587          CapitaLand Ltd ..........................        1,389
     428,768        * Catellus Development Corp ...............        9,433
     600,000          CFS Gandel Retail Trust .................          535
   1,810,242          Cheung Kong Holdings Ltd ................       10,887
     234,802          City Developments Ltd ...................          592
   1,299,567          Commonwealth Property Office Fund .......        1,046
      13,834          Consolidated-Tomoka Land Co .............          348
      28,910       b* Crescent Operating, Inc .................            7
     136,609          Forest City Enterprises, Inc (Class A) ..        5,662
      34,810          Gecina S.A. .............................        4,037
     138,729          Grafton Group plc .......................          613
     103,233          Great Portland Estates plc ..............          393
      75,600          Guocoland Ltd ...........................           43
     502,142          Hammerson plc ...........................        4,106
  11,199,000          Hang Lung Properties Ltd ................       10,125
     235,001          Harvey Norman Holdings Ltd ..............          396
     384,118          Henderson Land Development Co Ltd .......        1,103
     326,000          Hopewell Holdings .......................          347
     799,189          Hysan Development Co Ltd ................          661
     127,471        * Insignia Financial Group, Inc ...........        1,416
     203,468        * Jones Lang LaSalle, Inc .................        3,215
      15,000          Klepierre ...............................          741
     145,043        e LNR Property Corp .......................        5,425
         280          Metrovacesa S.A. ........................            8
   1,630,203          Mirvac Group ............................        4,854
   1,350,448          Mitsubishi Estate Co Ltd ................        9,144
     847,198        e Mitsui Fudosan Co Ltd ...................        5,412
     700,000          New World Development Co Ltd ............          272
      37,169        * Reading International, Inc ..............          206
     277,765          Sacyr Vallehermoso S.A. .................        3,081
     100,000          Singapore Land Ltd ......................          212
     705,758          Sino Land Co Ltd ........................          219
     788,597          Slough Estates plc ......................        4,447
     160,594          St. Joe Co ..............................        5,011
     643,053        * Stewart Enterprises, Inc (Class A) ......        2,765
   2,670,847          Stockland Trust Group ...................        8,974
   1,683,429          Sun Hung Kai Properties Ltd .............        8,505
     423,000          TOC Co Ltd ..............................        1,906
     197,656        * Trammell Crow Co ........................        2,097
         400        * U-Cyber Technology Holdings Ltd .........            0
      21,453          Unibail .................................        1,589
     248,000          United Overseas Land Ltd ................          296
       5,444        * WCM Beteiligungs & Grundbesitz AG. ......           12
     588,220        e Westfield Holdings Ltd ..................        5,760
       1,000          YT Realty Group Ltd .....................            0
                                                                   ---------
                      TOTAL REAL ESTATE                              146,303
                                                                   ---------

 RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.18%
      56,535          Adidas-Salomon AG. ......................        4,835
      16,435        * AEP Industries, Inc .....................          121
      73,716        * Applied Films Corp ......................        1,908
     195,397          Aptargroup, Inc .........................        7,034
      24,011          Bandag, Inc .............................          895
      62,900          Bandag, Inc (Class A) ...................        2,208
     853,631        e Bridgestone Corp ........................       11,588
      81,428          CFS Bancorp, Inc ........................        1,148
     265,046          Continental AG. .........................        5,564
     340,726          Cooper Tire & Rubber Co .................        5,993
     138,893        * Foamex International, Inc ...............          425
      68,200        e Fuji Seal, Inc ..........................        2,090
     978,845       e* Goodyear Tire & Rubber Co ...............        5,139
      18,091        * Gundle/SLT Environmental, Inc ...........          246
      82,739        * Jarden Corp .............................        2,289
     438,672        e Michelin (C.G.D.E.) (B Shs) .............       17,127
     126,915          Myers Industries, Inc ...................        1,206
     737,883          Nike, Inc (Class B) .....................       39,469
      16,534          Nokian Renkaat Oyj ......................          851
   2,092,830       e* Pirelli S.p.A. ..........................        2,120
      43,045          Quixote Corp ............................        1,099
      20,134          Raven Industries, Inc ...................          399
     245,398        * Reebok International Ltd ................        8,253
     103,583        * Royal Group Technologies Ltd ............          734
     197,017          Schulman (A.), Inc ......................        3,164
     322,252        * Sealed Air Corp .........................       15,359
      98,330        * Skechers U.S.A., Inc (Class A) ..........          728
     115,507          Spartech Corp ...........................        2,450
      91,200        e Toyoda Gosei Co Ltd .....................        1,796
      46,662       e* Trex Co, Inc ............................        1,831
     347,954          Tupperware Corp .........................        4,997
     121,540        * Vans, Inc ...............................        1,091
                                                                    --------
                      TOTAL RUBBER AND MISCELLANEOUS PLASTIC
                         PRODUCTS                                    154,157
                                                                    --------
 SECURITY AND COMMODITY BROKERS--1.60%
   1,185,738          3i Group plc ............................       11,055
     642,663          A.G. Edwards, Inc .......................       21,979
     117,079       e* Affiliated Managers Group, Inc ..........        7,136
   1,453,820        * Ameritrade Holding Corp ................        10,773
     337,736          Australian Stock Exchange Ltd ..........         2,836
     537,568          Bear Stearns Cos, Inc ..................        38,931
      35,475        * BKF Capital Group, Inc .................           774
      94,759        * Blackrock, Inc .........................         4,268
   5,557,472          Charles Schwab Corp ....................        56,075
      13,123          Chicago Mercantile Exchange ............           914
     826,497          CIT Group, Inc .........................        20,373
       6,300        * Commercial Capital Bancorp, Inc ........            97
   5,489,877          Daiwa Securities Group, Inc ............        31,547
      62,704          Deutsche Boerse AG. ....................         3,322
   1,988,679        * E*trade Group, Inc .....................        16,904
     306,216          Eaton Vance Corp .......................         9,676
       3,300          Euronext NV ............................            82
     800,866          Federated Investors, Inc (Class B) .....        21,960
   2,015,537       e* FinecoGroup S.p.A. .....................         1,083
      24,647          First Albany Cos, Inc ..................           306
     973,066          Franklin Resources, Inc ................        38,018
      41,486        * Gabelli Asset Management, Inc
                        (Class A) .............................        1,498
   2,455,212          Goldman Sachs Group, Inc ...............       205,624
   1,508,000          Hong Kong Exchanges & Clearing Ltd .....         2,166
     415,311          Instinet Group, Inc .....................        1,935
     305,587        * Investment Technology Group, Inc ........        5,684
     308,862          Investors Financial Services Corp .......        8,960
     629,653          Itochu Corp .............................        1,584
      11,700          Jafco Co Ltd ............................          663
   1,265,715          Janus Capital Group, Inc ................       20,758
     115,773          Jefferies Group, Inc ....................        5,764
     543,054       e* Knight Trading Group, Inc ...............        3,378
     275,575          LaBranche & Co, Inc .....................        5,702
     437,880          Legg Mason, Inc .........................       28,440
   1,217,735          Lehman Brothers Holdings, Inc ...........       80,955
     507,207          Man Group plc ...........................       10,010
     842,734        e Marubeni Corp ...........................        1,095
   5,100,482          Merrill Lynch & Co, Inc .................      238,090
     898,550        e Mitsubishi Corp                                  6,234


                       SEE NOTES TO FINANCIAL STATEMENTS

                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 43

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 SECURITY AND COMMODITY BROKERS--(CONTINUED)
   1,130,286        e Mitsui & Co Ltd .........................     $  5,667
   6,228,798          Morgan Stanley ..........................      266,281
     274,582          Neuberger Berman, Inc ...................       10,959
   5,558,694        e Nikko Cordial Corp ......................       22,313
   4,379,681          Nomura Holdings, Inc ....................       55,587
     117,258          Nuveen Investments, Inc .................        3,194
      37,047          OM AB ...................................          264
     517,000        * Peregrine Investment Holdings Ltd .......            0
     202,460          Raymond James Financial, Inc ............        6,691
       1,400          Sanders Morris Harris Group, Inc ........           13
     392,275          SEI Investments Co ......................       12,553
     366,000          Singapore Exchange Ltd ..................          285
      91,900        * SoundView Technology Group, Inc .........          930
      97,560        e SWS Group, Inc ..........................        1,966
     621,206          T Rowe Price Group, Inc .................       23,451
       9,945          Value Line, Inc .........................          488
     342,398          Waddell & Reed Financial, Inc (Class A) .        8,789
   1,793,000        * Yamaichi Securities Co Ltd ..............           30
                                                                   ---------
                      TOTAL SECURITY AND COMMODITY BROKERS         1,346,110
                                                                   ---------
 SOCIAL SERVICES--0.00%
     101,707       e* Res-Care, Inc ...........................          465
                                                                   ---------
                      TOTAL SOCIAL SERVICES                              465
                                                                   ---------
 SPECIAL TRADE CONTRACTORS--0.02%
     246,444        * Comfort Systems U.S.A., Inc .............          648
     322,586        * Dycom Industries, Inc ...................        5,258
     101,188        * EMCOR Group, Inc ........................        4,995
     218,270       b* Encompass Services Corp .................            0
     212,792        * Integrated Electrical Services, Inc .....        1,543
     325,132          Kinden Corp .............................        1,091
      27,560        * Matrix Service Co .......................          473
      23,486        * Newtek Business Services, Inc ...........          125
     384,648        * Quanta Services, Inc ....................        2,731
      80,000          Sanki Engineering Co Ltd ................          392
                                                                   ---------
                      TOTAL SPECIAL TRADE CONTRACTORS                 17,256
                                                                   ---------
 STONE, CLAY, AND GLASS PRODUCTS--0.29%
      48,936          Ameron International Corp ...............        1,702
     190,359          Apogee Enterprises, Inc .................        1,717
     433,088          Asahi Glass Co Ltd ......................        2,687
   4,181,743          Boral Ltd ...............................       14,191
     240,415          BPB plc .................................        1,218
     141,457       e* Cabot Microelectronics Corp .............        7,139
      61,704          CARBO Ceramics, Inc .....................        2,298
      43,496          Centex Construction Products, Inc .......        1,744
     140,748          Cimpor Cimentos de Portugal S.A. ........          535
     436,524          Compagnie De Saint-Gobain ...............       17,179
   6,985,329       e* Corning, Inc ............................       51,622
      72,834          CRH plc (Ireland) .......................        1,142
   2,502,687          CRH plc (United Kingdom) ................       39,402
   4,022,239        e CSR Ltd .................................        5,233
     122,699          Florida Rock Industries, Inc ............        5,065
   2,112,975          Hanson plc ..............................       11,776
      13,650        * Heidelberger Zement AG. (Belgium) .......          305
      28,360        * Heidelberger Zement AG. (Strip Vvpr) ....            0
     378,320        e Holcim Ltd (Regd) .......................       13,979
      62,580          Hoya Corp ...............................        4,310
      15,932        e Imerys S.A. .............................        2,320
     174,616        e Italcementi S.p.A. ......................        1,989
   1,080,380          James Hardie Industries NV ..............        5,101
     221,254          Lafarge North America, Inc ..............        6,837
     174,566       e* Lafarge S.A. ............................          471
     174,234        e Lafarge S.A. (Br) .......................       10,204
      94,937          Libbey, Inc .............................        2,155
     455,028          Nippon Sheet Glass Co Ltd ...............        1,364
     204,000          Noritake Co Ltd .........................          637
     561,661        * Owens-Illinois, Inc .....................        7,734
     400,000          Pilkington plc ..........................          437
   2,762,751          Rinker Group Ltd ........................        9,709
     125,000          RMC Group plc ...........................          952
   1,387,363       e* Taiheiyo Cement Corp ....................        2,380
     143,700          Toto Ltd ................................          853
     132,674        * U.S. Concrete, Inc ......................          509
     239,764     b,e* USG Corp ................................        4,556
      41,052        e Wienerberger AG. ........................          721
                                                                   ---------
                      TOTAL STONE, CLAY, AND GLASS PRODUCTS          242,173
                                                                   ---------
 TEXTILE MILL PRODUCTS--0.04%
     160,305          Albany International Corp (Class A) .....        4,392
      43,885        * Culp, Inc ...............................          303
     288,161        * Interface, Inc (Class A) ................        1,337
       7,215        * Kanebo Ltd ..............................            9
     295,414        * Mohawk Industries, Inc ..................       16,404
     725,000        e Nexans S.A. .............................       12,055
     284,000          Nisshinbo Industries, Inc ...............        1,301
      74,162          Quaker Fabric Corp ......................          489
                                                                   ---------
                      TOTAL TEXTILE MILL PRODUCTS                     36,290
                                                                   ---------
 TOBACCO PRODUCTS--1.04%
   1,364,850        e Altadis S.A. ............................       34,983
  16,726,549          Altria Group, Inc .......................      760,054
       3,775          Japan Tobacco, Inc ......................       20,404
     288,348          Loews Corp (Carolina Group) .............        7,785
       7,623          Papastratos Cigarette Co ................          155
     411,622          R.J. Reynolds Tobacco Holdings, Inc .....       15,316
     170,807          Universal Corp ..........................        7,225
     758,582          UST, Inc ................................       26,573
     147,468        e Vector Group Ltd ........................        2,581
                                                                   ---------
                      TOTAL TOBACCO PRODUCTS                         875,076
                                                                   ---------
 TRANSPORTATION BY AIR--0.43%
       7,268       b* Air Canada ..............................            7
      44,917          Air France ..............................          581
     324,355          Airborne, Inc ...........................        6,779
     434,128        * Airtran Holdings, Inc ...................        4,545
     163,744       e* Alaska Air Group, Inc ...................        3,512
     298,000        e All Nippon Airways Co Ltd ...............          571
      85,149        * America West Holdings Corp (Class B) ....          579
   1,037,566       e* AMR Corp ................................       11,413
      21,621       e* ATA Holdings Corp .......................          164
     274,109        * Atlantic Coast Airlines Holdings, Inc ...        3,698
      58,286       e* Atlas Air Worldwide Holdings, Inc .......           86
     296,274          Auckland International Airport Ltd ......        1,063
   2,514,837          BAA plc .................................       20,355
   5,543,100        * British Airways plc .....................       13,858
   1,310,800          Cathay Pacific Airways Ltd ..............        1,765
     770,355       e* Continental Airlines, Inc (Class B) .....       11,532
   1,218,452        e Delta Air Lines, Inc ....................       17,887
   1,036,056        e Deutsche Lufthansa AG. (Regd) ...........       12,136
   3,917,993        * easyJet plc .............................       14,870
     288,621       e* ExpressJet Holdings, Inc ................        4,358
   1,669,581          FedEx Corp ..............................      103,564
       7,286          Flughafen Wien AG. ......................          265
      93,664        * Forward Air Corp ........................        2,376
     198,356        * Frontier Airlines, Inc ..................        1,801
     447,579        e Iberia Lineas Aereas de Espana ..........          869
   1,350,766       e* Japan Airlines System Corp ..............        2,947
     194,217       e* JetBlue Airways Corp ....................        8,213
      51,235          Kobenhavns Lufthavne As .................        4,157
     204,316        * Mesa Air Group, Inc .....................        1,635
      67,157        * Mesaba Holdings, Inc ....................          414
      49,555       e* Midwest Express Holdings, Inc ...........          130


                       SEE NOTES TO FINANCIAL STATEMENTS


44 College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 TRANSPORTATION BY AIR--(CONTINUED)
     625,411       e* Northwest Airlines Corp .................    $   7,061
     127,102        * Offshore Logistics, Inc .................        2,764
      16,289        * Petroleum Helicopters (Vote) ............          514
     312,034          Qantas Airways Ltd ......................          684
     137,540        * Ryanair Holdings plc ....................          990
     194,093       e* Ryanair Holdings plc (Spon ADR) .........        8,715
      56,655        * SAS AB ..................................          311
     610,829          Singapore Airlines Ltd ..................        3,607
     283,956          Skywest, Inc ............................        5,412
   4,122,186          Southwest Airlines Co ...................       70,902
   1,343,611          Swire Pacific Ltd (A Shs) ...............        5,875
          96        * Swissair Group ..........................            0
     146,979     b,e* UAL Corp ................................          115
                                                                   ---------
                      TOTAL TRANSPORTATION BY AIR                    363,080
                                                                   ---------

 TRANSPORTATION EQUIPMENT--3.01%
     170,591        * AAR Corp ................................        1,204
      51,428        * Aftermarket Technology Corp .............          541
      53,870        * Aker Kvaerner ASA .......................          711
     135,000        e Alpine Electronics, Inc .................        1,675
     127,132        * American Axle & Manufacturing
                         Holdings, Inc ........................        3,038
     108,317          Arctic Cat, Inc .........................        2,075
     315,541          ArvinMeritor, Inc .......................        6,368
   5,059,746        a Autoliv, Inc ............................      137,018
   1,321,400          Autoliv, Inc Sdr ........................       35,573
   4,018,925          BAE Systems plc .........................        9,450
     451,975          BBA Group plc ...........................        1,551
     122,016        * BE Aerospace, Inc .......................          404
   4,298,191          Boeing Co ...............................      147,514
      46,524          Bombardier, Inc (Class A) ...............          166
   1,206,485        e Bombardier, Inc (Class B) ...............        4,058
     492,171          Brunswick Corp ..........................       12,314
   1,382,197          CAE, Inc ................................        5,829
     167,155          Clarcor, Inc ............................        6,444
      98,133          Coachmen Industries, Inc ................        1,173
      59,436          Cobham plc ..............................        1,135
      15,508          Curtiss-Wright Corp (Class B) ...........          966
     199,609          Cycle & Carriage Ltd ....................          560
     747,065        e DaimlerChrysler AG. (Regd) ..............       26,080
      17,259        e DaimlerChrysler AG. (U.S.) ..............          599
     879,558          Dana Corp ...............................       10,168
   2,871,047          Delphi Corp .............................       24,777
     577,487          Denso Corp ..............................        9,152
  76,194,000          Denway Motors Ltd .......................       34,442
       9,000          DSV DE Sammenslut Vogn a/s ..............          232
      46,067        * Ducommun, Inc ...........................          650
      99,400        * Dura Automotive Systems, Inc ............          940
     315,375          Federal Signal Corp .....................        5,541
           1        * Fiat S.p.A. .............................            0
   2,493,383          Finmeccanica S.p.A. .....................        1,598
     224,969       e* Fleetwood Enterprises, Inc ..............        1,665
  10,323,399          Ford Motor Co ...........................      113,454
     204,301          GenCorp, Inc ............................        1,816
   1,928,822          General Dynamics Corp ...................      139,840
   2,388,783          General Motors Corp .....................       85,996
   5,442,297        * General Motors Corp-Hughes Electronics
                         Corp .................................       69,716
     400,934        * Gentex Corp .............................       12,273
     791,712          Genuine Parts Co ........................       25,343
     689,315          Goodrich Corp ...........................       14,476
   1,688,948          Harley-Davidson, Inc ....................       67,321
      93,544          Heico Corp ..............................        1,141
      23,000        e Hino Motors Ltd .........................          109
   1,652,424          Honda Motor Co Ltd ......................       62,615
   4,117,397          Honeywell International, Inc ............      110,552
      76,511       e* IMPCO Technologies, Inc .................          471
     153,875          Kaman Corp (Class A) ....................        1,799
   3,141,185          Kawasaki Heavy Industries Ltd ...........        3,218
   6,661,900          Keppel Corp Ltd .........................       18,537
   2,439,265          Lockheed Martin Corp ....................      116,036
     259,381        e Magna International, Inc (Class A) ......       17,320
          14        * Magna International, Inc (Class A) ......            1
     194,173        e MAN AG. .................................        3,282
      41,651          Marine Products Corp ....................          452
     219,500        * Mascotech, Inc (Escrow) .................            0
   6,255,000        e Mazda Motor Corp ........................       15,211
     160,662        * Monaco Coach Corp .......................        2,463
     398,599        * Navistar International Corp .............       13,006
  35,526,068          Nissan Motor Co Ltd .....................      339,653
     985,067          Northrop Grumman Corp ...................       85,001
         666        * NWS Holdings Ltd ........................            0
     102,571          Oshkosh Truck Corp ......................        6,085
     632,343          Paccar, Inc .............................       42,633
   1,243,447        e Patrick Corp Ltd ........................       10,466
     327,067        e Peugeot Citroen S.A. ....................       15,887
     121,157        e Polaris Industries, Inc .................        7,439
     295,825          Renault S.A. ............................       15,640
   1,555,453          Rolls-Royce Group plc ...................        3,292
     272,000          SembCorp Marine Ltd .....................          151
      39,592        * Sequa Corp (Class A) ....................        1,358
      53,778        e Shimano, Inc ............................          837
   2,321,564        e Siemens AG. .............................      113,890
   1,300,865          Smiths Group plc ........................       15,091
      61,977          Spartan Motors, Inc .....................          513
     158,315       e* Sports Resorts International, Inc .......          773
      47,200          Standard Motor Products, Inc ............          524
      21,907        * Strattec Security Corp ..................        1,165
     142,552          Superior Industries International, Inc ..        5,944
     204,143        * Teledyne Technologies, Inc ..............        2,674
     254,307        * Tenneco Automotive, Inc .................          916
     824,292          Textron, Inc ............................       32,164
      53,059        e Thales S.A. .............................        1,575
     107,822          Thor Industries, Inc ....................        4,401
   1,523,889          Tomkins plc .............................        5,708
   1,091,473        e Toyota Industries Corp ..................       17,762
   2,200,106          Toyota Motor Corp .......................       56,984
     236,915        e Trinity Industries, Inc .................        4,385
      94,275        * Triumph Group, Inc ......................        2,656
     131,482        * United Defense Industries, Inc ..........        3,411
   4,231,393          United Technologies Corp ................      299,710
     131,843        e Valeo S.A. ..............................        4,572
     717,647          Visteon Corp ............................        4,930
     187,651          Volkswagen AG. ..........................        7,932
      45,082          Volvo AB (A Shs) ........................          946
     190,557          Volvo AB (B Shs) ........................        4,190
     162,141        * Wabash National Corp ....................        2,275
     227,512          Wabtec Corp .............................        3,165
      82,798        e Winnebago Industries, Inc ...............        3,138
     135,000        e Yamaha Motor Co Ltd .....................        1,139
                                                                   ---------
                      TOTAL TRANSPORTATION EQUIPMENT               2,523,034
                                                                   ---------

 TRANSPORTATION SERVICES--0.12%
   3,175,005        e Amadeus Global Travel Distribution
                         S.A. (A Shs) .........................       18,194
      36,762        * Ambassadors Group, Inc ..................          514
     401,990          C.H. Robinson Worldwide, Inc ............       14,295
     233,723        * EGL, Inc ................................        3,553
     246,153       e* Expedia, Inc ............................       18,875
     436,254          Expeditors International of
                         Washington, Inc ......................       15,112
     263,271          GATX Corp ...............................        4,304
       1,455          Kuoni Reisen Holding (Regd) .............          374
      82,535        * Navigant International, Inc .............        1,065
       1,136        * New World Infrastucture Ltd .............            0


                       SEE NOTES TO FINANCIAL STATEMENTS

                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 45

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 TRANSPORTATION SERVICES--(CONTINUED)
      58,309        * Pacer International, Inc ................   $    1,100
     188,666        * RailAmerica, Inc ........................        1,594
     610,236          Sabre Holdings Corp .....................       15,042
     787,805          Toll Holdings Ltd .......................        3,741
                                                                  ----------
                      TOTAL TRANSPORTATION SERVICES                   97,763
                                                                  ----------
 TRUCKING AND WAREHOUSING--0.36%
     143,865          Arkansas Best Corp ......................        3,423
     218,464          CNF, Inc ................................        5,545
      42,212        * Covenant Transport, Inc (Class A) .......          718
     198,933        * Heartland Express, Inc ..................        4,426
     127,959        * Hunt (J.B.) Transport Services, Inc .....        4,830
     106,637        * Landstar System, Inc ....................        6,702
      19,000          Mitsubishi Logistics Corp ...............          115
   2,019,000          Mitsui-Soko Co Ltd ......................        4,120
      37,037        * Old Dominion Freight Line ...............          801
      20,408        * P.A.M. Transportation Services ..........          494
      78,765          Roadway Corp ............................        2,247
      98,027        * SCS Transportation, Inc .................        1,238
     258,000          Seino Transportation Co Ltd .............        1,476
   1,131,000        e Sumitomo Warehouse Co Ltd ...............        2,534
     358,819        * Swift Transportation Co, Inc ............        6,681
   1,239,832        e TPG NV ..................................       21,527
      35,740        * U.S. Xpress Enterprises, Inc (Class A) ..          381
   2,937,270          United Parcel Service, Inc (Class B) ....      187,104
     175,614          USF Corp ................................        4,736
     236,716          Werner Enterprises, Inc .................        5,018
   3,290,893          Yamato Transport Co Ltd .................       36,424
     194,655        * Yellow Corp .............................        4,506
                                                                  ----------
                      TOTAL TRUCKING AND WAREHOUSING                 305,046
                                                                  ----------
 WATER TRANSPORTATION--0.06%
       1,853          A.P. Moller-Maersk a/s ..................       10,024
     272,954          Alexander & Baldwin, Inc ................        7,241
     237,244          Associated British Ports Holdings plc ...        1,554
      82,000          Carnival plc ............................        2,491
         958          Compagnie Maritime Belge S.A. ...........           38
     659,187        e CP Ships Ltd ............................       10,891
     456,903          Exel plc ................................        4,690
      86,120        * Gulfmark Offshore, Inc ..................        1,454
     541,032          Kamigumi Co Ltd .........................        2,708
          25          Kawasaki Kisen Kaisha Ltd ...............            0
     126,844        * Kirby Corp ..............................        3,577
       1,700          Maritrans, Inc ..........................           25
      89,526          Mitsui O.S.K. Lines Ltd .................          272
   1,779,837        * Neptune Orient Lines Ltd ................        1,496
      58,826          Nippon Yusen Kabushiki Kaisha ...........          229
     151,168          Overseas Shipholding Group, Inc .........        3,327
     347,285          Peninsular & Oriental Steam
                         Navigation Co ........................        1,347
      64,000          Royal Caribbean Cruises Ltd .............        1,482
      33,792        * Seabulk International, Inc ..............          300
      92,017        * Trico Marine Services, Inc ..............          361
       6,975          Uponor Oyj ..............................          162
                                                                  ----------
                      TOTAL WATER TRANSPORTATION                      53,669
                                                                  ----------
 WHOLESALE TRADE-DURABLE GOODS--1.46%
      44,288       e* 1-800 Contacts, Inc .....................        1,084
     105,261        e Action Performance Cos, Inc .............        2,000
     208,036        e AGFA Gevaert NV .........................        4,417
      69,420        * Alliance Imaging, Inc ...................          305
     206,063        * Anixter International, Inc ..............        4,828
     496,823        * Apogent Technologies, Inc ...............        9,936
     125,796          Applied Industrial Technologies, Inc ....        2,654
     803,580        * Arrow Electronics, Inc ..................       12,247
     113,428        * Audiovox Corp (Class A) .................        1,269
     130,278        * Aviall, Inc .............................        1,481
     702,302        * Avnet, Inc ..............................        8,905
      76,366          Barnes Group, Inc .......................        1,662
     109,463        * Bell Microproducts, Inc .................          467
     122,938          BorgWarner, Inc .........................        7,917
     130,536        * Boyds Collection Ltd ....................          615
     185,451          Carlisle Cos, Inc .......................        7,819
      28,934        * Castle (A.M.) & Co ......................          190
     359,439        * CDW Corp ................................       16,462
      18,416        * Centerpulse AG. (Regd) ..................        4,956
     162,222          Commercial Metals Co ....................        2,886
     151,747        * Compucom Systems, Inc ...................          686
      15,622        * Compx International, Inc ................           87
      75,599        * Department 56, Inc ......................        1,159
       1,270          D'ieteren S.A. ..........................          182
     429,070          Fuji Electric Co Ltd ....................          940
     175,951          Fujisawa Pharmaceutical Co Ltd ..........        3,297
      83,875        * Global Imaging Systems, Inc .............        1,943
     164,879        * Handleman Co ............................        2,638
     159,913          Hughes Supply, Inc ......................        5,549
     826,985          IKON Office Solutions, Inc ..............        7,360
     124,303        * Imagistics International, Inc ...........        3,207
     618,945        * Ingram Micro, Inc (Class A) .............        6,808
     278,523        * Insight Enterprises, Inc ................        2,802
       2,005          Instrumentarium Oyj .....................           76
      66,661        * Insurance Auto Auctions, Inc ............          837
  19,188,444          Johnson & Johnson .......................      992,043
      69,530        * Keystone Automotive Industries, Inc .....        1,270
     160,574        * Knight Transportation, Inc ..............        3,998
      32,864          Lawson Products, Inc ....................          905
     479,114          Martin Marietta Materials, Inc ..........       16,103
     144,249     b,e* MCSi, Inc ...............................            9
     103,000          Mitsumi Electric Co Ltd .................        1,065
     157,400       b* Neuromedical Systems, Inc ...............           14
      34,400        * NII Holdings, Inc (Class B) .............        1,316
       1,852          Noland Co ...............................           66
       9,500          Noritsu Koki Co Ltd .....................          310
      94,793        * Nu Horizons Electronics Corp ............          569
     224,116          Owens & Minor, Inc ......................        5,009
     276,967        * Patterson Dental Co .....................       12,569
     322,994          Pep Boys-Manny Moe & Jack ...............        4,364
     203,041          Pioneer-Standard Electronics, Inc .......        1,722
      65,370        * Pomeroy IT Solutions, Inc ...............          723
     476,198        * PSS World Medical, Inc ..................        2,738
     158,133          Reliance Steel & Aluminum Co ............        3,273
     792,058        * Safeguard Scientifics, Inc ..............        2,139
      76,358        * Scansource, Inc .........................        2,043
     130,603        * SCP Pool Corp ...........................        4,493
     230,000          SembCorp Logistics Ltd ..................          246
     136,355        * Somera Communications, Inc ..............          199
      36,469        * Source Interlink Cos, Inc ...............          277
      64,779          SSL International plc ...................          314
     115,200        * TBC Corp ................................        2,195
     228,779        * Tech Data Corp ..........................        6,111
     762,744          Terumo Corp .............................       12,673
       6,626        * Timco Aviation Services, Inc ............            3
      21,169        * Timco Aviation Services, Inc
                         Wts 02/27/07 .........................            0
       3,923          Titan Cement Co S.A. ....................          142
      19,790        e USS Co Ltd ..............................        1,002
     352,993          W.W. Grainger, Inc ......................       16,506
     117,772          Watsco, Inc .............................        1,950
     106,043        * WESCO International, Inc ................          636
       6,905          Zodiac S.A. .............................          168
     181,857        * Zoran Corp ..............................        3,493
                                                                   ---------
                      TOTAL WHOLESALE TRADE-DURABLE GOODS          1,232,327
                                                                   ---------


                       SEE NOTES TO FINANCIAL STATEMENTS


46 College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 WHOLESALE TRADE-NONDURABLE GOODS--0.81%
      35,682          Aceto Corp ..............................          664
     278,138          Acuity Brands, Inc ......................        5,054
      92,820          Advanced Marketing Services, Inc ........        1,207
     358,291          Airgas, Inc .............................        6,001
     472,024          Alliance Unichem plc ....................        3,858
     174,969        * Allscripts Healthcare Solutions, Inc ....          642
     833,915        e Altana AG. ..............................       52,612
     594,886          AmerisourceBergen Corp ..................       41,255
      10,323          Bridgford Foods Corp ....................           78
   7,704,761          British American Tobacco plc ............       87,409
     186,529        e Brown-Forman Corp (Class B) .............       14,665
   2,361,189          Cardinal Health, Inc ....................      151,824
      44,096          Celesio AG. .............................        1,733
      27,886        * Central European Distribution Corp ......          562
     220,470        * Chiquita Brands International, Inc ......        3,197
      37,304          Ciba Specialty Chemicals AG. (Regd) .....        2,258
      83,869          D&K Healthcare Resources, Inc ...........        1,354
     117,311     b,e* Daisytek International Corp .............            8
     276,113          DIMON, Inc ..............................        1,977
     175,063        * Endo Pharmaceuticals Holdings, Inc ......        2,962
     306,384     b,e* Fleming Cos, Inc ........................           34
     226,763          Fyffes plc ..............................          357
     106,967          Getty Realty Corp .......................        2,388
      27,694        * Green Mountain Coffee, Inc ..............          526
      65,848          H. Lundbeck a/s .........................        1,333
     156,257        * Hain Celestial Group, Inc ...............        2,499
     201,207        * Henry Schein, Inc .......................       10,531
     540,797          Imperial Tobacco Group plc ..............        9,665
     100,000          Inditex S.A. ............................        2,515
      49,487        * Kenneth Cole Productions, Inc (Class A) .          965
     371,900        e Kokuyo Co Ltd ...........................        3,543
   2,098,555          Li & Fung Ltd ...........................        2,705
     269,881        e Loblaw Cos Ltd ..........................       12,315
      20,435        * Maui Land & Pineapple Co ................          459
   1,638,202          McKesson Corp ...........................       58,549
     214,576        * Men's Wearhouse, Inc ....................        4,688
      77,591          Nash Finch Co ...........................        1,292
     276,908          Nu Skin Enterprises, Inc (Class A) ......        2,894
      16,512          Omega Pharma S.A. .......................          502
     240,078        * Performance Food Group Co ...............        8,883
     416,200          Perrigo Co ..............................        6,509
     158,995        * Plains Resources, Inc ...................        2,250
      92,414       f* Priority Healthcare Corp (Class A) ......        1,714
      89,163        * Priority Healthcare Corp (Class B) ......        1,654
     161,444          Russell Corp ............................        3,067
      97,402       e* School Specialty, Inc ...................        2,772
      75,534        * Smart & Final, Inc ......................          350
      74,652          Standard Commercial Corp ................        1,269
     267,157          Stride Rite Corp ........................        2,661
     911,790          Supervalu, Inc ..........................       19,439
     258,235          Swedish Match AB ........................        1,952
   3,581,810          Sysco Corp ..............................      107,534
      95,421        * Tractor Supply Co .......................        4,556
       3,876       b* U.S. Office Products Co .................            0
     112,286        * United Natural Foods, Inc ...............        3,160
     206,756        * United Stationers, Inc ..................        7,478
     164,706          Valhi, Inc ..............................        1,584
      36,926        * VistaCare, Inc (Class A) ................          898
       1,032          Wella AG. ...............................           75
      89,387       e* Weston (George) Ltd .....................        6,737
       5,285          Weyco Group, Inc ........................          243
                                                                  ----------
                      TOTAL WHOLESALE TRADE-NONDURABLE GOODS         681,865
                                                                  ----------
                      TOTAL COMMON STOCK
                       (COST $71,934,240)                         83,391,977
                                                                  ----------
   PRINCIPAL
   ---------
SHORT TERM INVESTMENTS--3.30%
 CERTIFICATES OF DEPOSIT--0.19%
                      Bank of America
$ 25,000,000         d 1.240%, 10/21/03 .......................       25,010
                      First Tennessee National Bank
  25,000,000         d 1.210%, 07/31/03 .......................       25,003
                      Toronto Dominion Bank
  25,000,000           1.200%, 11/14/03 .......................       25,012
  25,000,000         d 1.140%, 11/21/03 .......................       25,007
                      Wachovia Bank, National Association
  10,000,000           1.210%, 07/28/03 .......................        9,992
                      Wells Fargo
  45,000,000         d 1.240%, 07/01/03 .......................       45,000
   8,000,000           1.220%, 07/23/03 .......................        8,001
`                                                                 ----------
                      TOTAL CERTIFICATES OF DEPOSIT                  163,025
                                                                  ----------
 COMMERCIAL PAPER--1.69%
                      American Honda Finance Corp
  25,000,000           1.160%, 08/08/03 .......................       24,972
  50,000,000           1.000%, 08/12/03 .......................       49,938
                      Asset Securitization Coop Corp
  50,000,000         c 0.950%, 07/30/03 .......................       49,957
                      Bellsouth Corp
     700,000         c 0.950%, 07/11/03 .......................          700
                      Beta Finance, Inc
  13,050,000       c,d 1.260%, 07/10/03 .......................       13,046
  30,000,000       c,d 1.240%, 07/25/03 .......................       29,978
  16,500,000         c 1.070%, 08/04/03 .......................       16,483
  25,000,000         c 0.930%, 09/22/03 .......................       24,939
                      BMW U.S. Capital Corp
  13,700,000           0.990%, 07/22/03 .......................       13,691
  41,000,000         c 1.020%, 07/23/03 .......................       40,973
  17,700,000           0.910%, 07/24/03 .......................       17,688
                      Ciesco LP
  14,800,000           0.900%, 07/30/03 .......................       14,787
  25,000,000           1.000%, 08/04/03 .......................       24,975
  50,000,000         c 1.220%, 08/07/03 .......................       49,945
                      Corporate Asset Funding Corp, Inc
  17,000,000         c 1.220%, 07/17/03 .......................       16,992
                      Delaware Funding Corp
  34,635,000         c 0.950%, 08/13/03 .......................       34,591
                      Edison Asset Securitization, LLC
  75,000,000         c 1.200%, 08/26/03 .......................       74,876
  25,000,000         c 0.930%, 09/22/03 .......................       24,939
                      Govco, Inc
  43,000,000         c 1.240%, 07/09/03 .......................       42,989
  22,000,000       c,d 1.240%, 07/14/03 .......................       21,991
  35,000,000         c 1.210%, 08/07/03 .......................       34,962
                      Greyhawk Funding LLC
  30,300,000         c 1.000%, 07/16/03 .......................       30,286
                      Harley-Davidson Funding Corp
  20,000,000         c 1.170%, 07/08/03 .......................       19,995
  10,000,000         c 1.050%, 07/16/03 .......................        9,995
  11,250,000         c 0.920%, 07/17/03 .......................       11,244
   8,000,000         c 1.010%, 08/13/03 .......................        7,990
                      Johnson & Johnson
  40,000,000       c,d 1.210%, 07/15/03 .......................       39,983
                      Kimberly-Clark Worldwide, Inc
  28,400,000         c 1.210%, 07/11/03 .......................       28,391


                       SEE NOTES TO FINANCIAL STATEMENTS

                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 47

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                        VALUE (000)
    ------                                                        ----------
 COMMERCIAL PAPER--(CONTINUED)
                      Links Finance LLC
$ 50,000,000       c,d 1.080%, 09/10/03 .......................    $  49,896
  30,000,000         c 1.190%, 09/15/03 .......................       29,933
                      Paccar Financial Corp
  20,100,000           1.070%, 07/07/03 .......................       20,096
  11,995,000           1.180%, 08/29/03 .......................       11,974
                      Park Avenue Receivables Corp
  10,000,000         c 1.300%, 07/01/03 .......................       10,000
  17,530,000         c 1.110%, 07/11/03 .......................       17,524
  25,000,000         c 1.190%, 07/11/03 .......................       24,992
                      Pfizer, Inc
  30,000,000         c 1.200%, 07/02/03 .......................       29,998
                      Preferred Receivables Funding Corp
  60,000,000         c 1.080%, 07/11/03 .......................       59,981
  25,000,000         c 0.970%, 07/15/03 .......................       24,989
  14,000,000         c 1.060%, 07/31/03 .......................       13,987
                      Private Export Funding Corp
  38,865,000         c 1.220%, 07/15/03 .......................       38,848
  16,000,000         c 1.200%, 08/13/03 .......................       15,980
   6,000,000         c 1.150%, 09/22/03 .......................        5,985
  13,700,000         c 1.150%, 11/13/03 .......................       13,646
  20,390,000         c 1.150%, 12/03/03 .......................       20,299
                      Receivables Capital Corp
  31,600,000         c 1.120%, 07/02/03 .......................       31,598
  35,000,000         c 1.020%, 07/09/03 .......................       34,991
                      SBC Communications, Inc
   5,900,000         c 1.150%, 07/15/03 .......................        5,897
   8,100,000         c 1.010%, 08/11/03 .......................        8,090
                      Sigma Finance, Inc
  15,000,000         c 1.160%, 09/02/03 .......................       14,972
                      Societe Generale North America, Inc
  25,000,000           0.940%, 07/21/03 .......................       24,985
                      UBS Finance, (Delaware), Inc
  45,920,000           1.070%, 07/08/03 .......................       45,909
                      Variable Funding Capital Corp
  25,000,000       c,d 1.230%, 07/18/03 .......................       24,987
  25,000,000       c,d 1.220%, 07/18/03 .......................       24,987
  21,000,000         c 1.210%, 07/29/03 .......................       20,982
                      Verizon Network Funding Corp
  23,500,000           0.960%, 07/09/03 .......................       23,494
                                                                   ---------
                      TOTAL COMMERCIAL PAPER                       1,420,316
                                                                   ---------
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES--1.36%
                      Federal Home Loan Bank (FHLB)
  57,745,000           1.175%, 07/30/03 .......................       57,699
  39,145,000           0.970%, 08/01/03 .......................       39,111
                      Federal Home Loan Mortgage Corp (FHLMC)
  15,200,000           1.145%, 07/01/03 .......................       15,200
  40,000,000           1.170%, 08/21/03 .......................       39,944
 125,000,000           1.020%, 09/30/03 .......................      124,690
  40,000,000           1.060%, 09/30/03 .......................       39,901
  79,400,000           0.900%, 10/30/03 .......................       79,136
  50,000,000           0.910%, 10/31/03 .......................       49,833
                      Federal National Mortgage Association
                         (FNMA)
  14,100,000           1.185%, 07/07/03 .......................       14,097
  50,000,000           1.190%, 07/07/03 .......................       49,991
  18,800,000           1.180%, 07/07/03 .......................       18,797
  50,000,000           1.200%, 07/09/03 .......................       49,988
  23,100,000           1.180%, 07/09/03 .......................       23,094
  50,000,000           1.190%, 07/23/03 .......................       49,969
  36,980,000           1.170%, 08/06/03 .......................       36,943
  42,500,000           1.170%, 08/13/03 .......................       42,450
  50,700,000           1.175%, 08/13/03 .......................       50,640
  50,000,000           1.175%, 08/20/03 .......................       49,931
 150,000,000           1.170%, 08/20/03 .......................      149,794
  50,000,000           1.065%, 09/03/03 .......................       49,912
  45,000,000           1.070%, 09/03/03 .......................       44,921
  21,819,000           1.070%, 09/30/03 .......................       21,765
  50,000,000           1.090%, 10/31/03 .......................       49,835
                                                                   ---------
                      TOTAL U.S. GOVERNMENT AND AGENCIES
                         DISCOUNT NOTES                            1,147,641
                                                                   ---------
VARIABLE NOTES--0.06%
                      Sigma Finance, Inc
  25,000,000           1.300%, 10/07/03 .......................       25,000
  25,000,000           1.170%, 02/25/04 .......................       24,998
                                                                   ---------
                      TOTAL VARIABLE NOTES                            49,998
                                                                   ---------
                      TOTAL SHORT TERM INVESTMENTS
                       (COST $2,779,468)                           2,780,980
                                                                   ---------
                      TOTAL PORTFOLIO--102.50%
                       (COST $74,802,362)                        $86,257,441
                      OTHER ASSETS & LIABILITIES--(2.50)%         (2,105,452)
                                                                 -----------
                      NET ASSETS--100.00%                        $84,151,989
                                                                 ===========


-----------
*    Non-income producing
a    Affiliated holding
b    In bankcruptcy
c Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d All or a portion of these securities have been segregated by the custodian to cover margins or other requirements on open futures contracts.
e    All or a portion of these securities are out on loan.
f Restricted securities--Investment in securities not registered under the Securities Act of 1933 or not publicly traded in foreign markets. At June 30, 2003, the value of these securities amounted to $127,186,171 or 0.16% of net assets.



                       SEE NOTES TO FINANCIAL STATEMENTS


48 College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - STOCK ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

Additional information on each restricted security is as follows:

                                                      ACQUISTION DATE   ACQUISITION COST
                                                      ---------------   ----------------
Baring Vostok L.P.                                        02/12/01       $ 9,637,514
BB Bioventures L.P.                                       03/24/98        14,724,615
Belo (A.H.) Corp (Class B)                                05/23/88         1,900,588
Claire'S Stores, Inc (Class A)                            12/07/92           411,235
Dow Jones & Co, Inc (Class B)                             07/31/86         6,128,067
Genesoft Series C Financing                               06/20/00         7,000,000
Genesoft Series D Financing                               08/09/01         2,000,000
International Hydron (Liquidating Trust)                  11/13/97                 0
Lee Enterprises, Inc (Class B)                            03/31/86            60,768
MPM Bioventures Ii-Qp, Lp                                 02/28/00        16,221,389
National Health Investors, Inc. (Sr Sub Deb) 01/10/01                        173,000
Priority Healthcare Corp (Class A)                        01/04/99           840,339
Promet Berhad                                             12/31/01             6,669
Skyline Ventures Partners II, LP                          02/15/00         3,281,253
Skyline Ventures Partners III, LP                         09/07/01           310,000
Advanced Medicine Series C                                01/25/99         7,999,996
Advanced Medicine Series D                                08/31/00         4,000,005
Wrigley (WM) Jr. Co. (Class B)                            04/30/86         1,873,333
Zebra Technologies Corp (Class B)                         10/29/98            43,233
                                                                         -----------
                                                                         $76,612,004
                                                                         ===========


                        COLLEGE RETIREMENT EQUITIES FUND
             TRANSACTIONS WITH AFFILIATED COMPANIES - STOCK ACCOUNT
                         JANUARY 1, 2003 - JUNE 30, 2003
--------------------------------------------------------------------------------

                           VALUE AT        PURCHASE         SALES       REALIZED       DIVIDEND       SHARES AT      VALUE AT
ISSUE                  DECEMBER 31, 2002     COST         PROCEEDS     GAIN (LOSS)      INCOME      JUNE 30, 2003  JUNE 30, 2003
-------               ------------------ -----------    ------------   ------------   ------------  -------------  -------------
Autoliv, Inc             $114,653,410    $ 1,042,656   $ 10,432,896   $    275,586   $    713,848   $  5,059,746   $137,017,922
Baring Vostok L.P.          8,464,264        378,127             --             --             --      9,760,891      8,842,391
Martek Biosciences Corp    33,237,140        522,959     12,941,197      5,843,034             --             --              *
Max Re Capital Ltd         24,800,422        359,010             --             --         90,024      2,274,692     34,052,139
                                         ------------   ------------   ------------   ------------   ------------   ------------
                                        $181,155,236   $  2,302,752   $ 23,374,093   $  6,118,620   $    803,872   $179,912,452
                                        ============   ============   ============   ============   ============   ============

--------------
*  Not an affiliate as of June 30, 2003

Note that the funds may use more specific industry categories in following their investment limitations on industry concentration.

                       SEE NOTES TO FINANCIAL STATEMENTS

                    2003 SEMIANNUAL REPORT  College Retirement Equities Fund  49

 Statement of Investments (Unaudited) - GLOBAL EQUITIES ACCOUNT - June 30, 2003
-------------------------------------------------------------------------------

                               Summary by Industry

                                                          VALUE (000)       %
--------------------------------------------------------------------------------
PREFERRED STOCK:
Chemicals and Allied Products ...................      $       21         0.00%
Instruments and Related Products ................             164         0.00
Printing and Publishing .........................           6,189         0.10
Transportation Equipment ........................           1,795         0.03
                                                       ----------        -----
TOTAL PREFERRED STOCK ...........................           8,169         0.13
                                                       ----------        -----
 (COST $8,223)
COMMON STOCK:
Agricultural Services ...........................             665         0.01
Amusement and Recreation Services ...............           1,278         0.02
Apparel and Accessory Stores ....................          26,710         0.42
Apparel and Other Textile Products ..............           3,460         0.05
Auto Repair, Services and Parking ...............           1,869         0.03
Automotive Dealers and Service Stations .........           2,010         0.03
Building Materials and Garden Supplies ..........         106,138         1.68
Business Services ...............................         419,366         6.64
Chemicals and Allied Products ...................         781,420        12.37
Communications ..................................         509,058         8.06
Depository Institutions .........................         850,135        13.46
Eating and Drinking Places ......................          10,209         0.16
Educational Services ............................           2,163         0.03
Electric, Gas, and Sanitary Services ............         162,893         2.58
Electronic and Other Electric Equipment .........         450,832         7.14
Engineering and Management Services .............          14,612         0.23
Fabricated Metal Products .......................          28,748         0.46
Food and Kindred Products .......................         256,540         4.06
Food Stores .....................................          50,907         0.81
Forestry ........................................          14,198         0.22
Furniture and Fixtures ..........................          11,198         0.18
Furniture and Homefurnishings Stores ............           9,525         0.15
General Building Contractors ....................           9,191         0.15
General Merchandise Stores ......................          78,854         1.25
Health Services .................................          25,205         0.40
Heavy Construction, Except Building .............          54,666         0.87
Holding and Other Investment Offices ............          49,672         0.79
Hotels and Other Lodging Places .................          12,248         0.19
Industrial Machinery and Equipment ..............         392,996         6.22
Instruments and Related Products ................         215,885         3.42
Insurance Agents, Brokers and Services ..........          11,318         0.18
Insurance Carriers ..............................         256,589         4.06
Leather and Leather Products ....................          18,997         0.30
Local and Interurban Passenger Transit ..........           3,316         0.05
Lumber and Wood Products ........................           2,747         0.04
Metal Mining ....................................          28,534         0.45
Miscellaneous Manufacturing Industries ..........           8,507         0.13
Miscellaneous Retail ............................          12,545         0.20
Motion Pictures .................................          18,311         0.29
Nondepository Institutions ......................         177,803         2.81
Nonmetallic Minerals, Except Fuels ..............           1,831         0.03
Oil and Gas Extraction ..........................         181,160         2.87
Paper and Allied Products .......................          28,545         0.45
Personal Services ...............................             930         0.01
Petroleum and Coal Products .....................         276,314         4.37
Pipelines, Except Natural Gas ...................           1,162         0.02
Primary Metal Industries ........................          29,382         0.47
Printing and Publishing .........................          15,143         0.24
Railroad Transportation .........................          16,326         0.26
Real Estate .....................................          16,115         0.26
Rubber and Miscellaneous Plastic Products .......          39,669         0.63
Security and Commodity Brokers ..................          86,202         1.36
Special Trade Contractors .......................           3,125         0.05
Stone, Clay, and Glass Products .................           6,752         0.11
Textile Mill Products ...........................           3,437         0.05
Tobacco Products ................................           1,222         0.02
Transportation by Air ...........................           6,177         0.10
Transportation Equipment ........................         199,451         3.16
Transportation Services .........................           5,950         0.09
Trucking and Warehousing ........................          49,101         0.78
Water Transportation ............................           6,993         0.11
Wholesale Trade-Durable Goods ...................          82,663         1.31
Wholesale Trade-Nondurable Goods ................          43,465         0.70
                                                       ----------        -----
TOTAL COMMON STOCK ..............................       6,192,433        98.04
 (COST $6,048,368)                                     ----------        -----
SHORT TERM INVESTMENTS
Certificate of Deposit ..........................          13,000         0.21
Commercial Paper ................................         166,402         2.63
U.S. Government and Agencies Discount Notes .....         132,720         2.10
                                                       ----------        -----
TOTAL SHORT TERM INVESTMENTS ....................         312,122         4.94
                                                       ==========        -----
 (COST $312,094)
TOTAL PORTFOLIO
 (COST $6,368,685) ..............................       6,512,724        103.11
OTHER ASSETS & LIABILITIES, NET .................        (196,264)        (3.11)
                                                       ----------        ------
NET ASSETS ......................................      $6,316,460        100.00%
                                                       ==========        ======

                               Summary by Country

                                                          VALUE (000)        %
--------------------------------------------------------------------------------
DOMESTIC:
United States ...................................      $3,488,817         53.57%
                                                       ----------        ------
DOMESTIC ........................................       3,488,817         53.57
                                                       ----------        ------

FOREIGN:
Australia .......................................         132,671         2.04
Austria .........................................          11,547         0.18
Belgium .........................................          21,565         0.33
Bermuda .........................................          10,467         0.16
Canada ..........................................         163,106         2.50
China ...........................................           4,465         0.07
Denmark .........................................          18,491         0.28
Finland .........................................          35,625         0.55
France ..........................................         207,660         3.19
Germany .........................................         130,345         2.00
Greece ..........................................           2,357         0.04
Hong Kong .......................................          25,658         0.39
Ireland .........................................           6,225         0.10
Italy ...........................................          63,464         0.98
Japan ...........................................         527,713         8.10
Luxembourg ......................................              93         0.00
Netherlands .....................................         184,277         2.83
New Zealand .....................................           7,438         0.11
Norway ..........................................           2,808         0.04
Portugal ........................................           2,105         0.03
Singapore .......................................          12,732         0.20
South Africa ....................................           6,504         0.10
Spain ...........................................          98,765         1.52
Sweden ..........................................         114,013         1.75
Switzerland .....................................         261,801         4.02
Taiwan ..........................................          12,384         0.19
United Kingdom ..................................         647,506         9.94
                                                       ----------       ------
TOTAL FOREIGN ...................................       2,711,785        41.64
                                                       ----------       ------
SHORT TERM INVESTMENTS ..........................         312,122         4.79
                                                       ----------       ------
TOTAL PORTFOLIO .................................      $6,512,724       100.00%
                                                       ==========       ======

    SHARES                                                         VALUE (000)
    ------                                                         ----------
PREFERRED STOCK--0.13%
 CHEMICALS AND ALLIED PRODUCTS--0.00%
         343          Henkel Kgaa ...............................    $       21
                                                                     ----------
                      TOTAL CHEMICALS AND ALLIED PRODUCTS .......            21
                                                                     ----------
 INSTRUMENTS AND RELATED PRODUCTS--0.00%
       4,533          Fresenius Medical Care AG. ................           164
                                                                     ----------
                      TOTAL INSTRUMENTS AND RELATED PRODUCTS ....           164
                                                                     ----------


                       SEE NOTES TO FINANCIAL STATEMENTS


50  College Retirement Equities Fund  2003 SEMIANNUAL REPORT

 Statement of Investments (Unaudited) - GLOBAL EQUITIES ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                         VALUE (000)
    ------                                                         ----------

 PRINTING AND PUBLISHING--0.10%
   1,004,178          News Corp Ltd ...........................      $ 6,189
                                                                     -------
                      TOTAL PRINTING AND PUBLISHING ...........        6,189
                                                                     -------
 TRANSPORTATION EQUIPMENT--0.03%
       1,127        * Fiat S.p.A. .............................            5
       2,524          Porsche AG. .............................        1,070
      24,027          Volkswagen AG. ..........................          720
                                                                     -------
                      TOTAL TRANSPORTATION EQUIPMENT ..........        1,795
                                                                     -------
                      TOTAL PREFERRED STOCK
                       (COST $8,223) ..........................        8,169
                                                                     -------
COMMON STOCK--98.04%
 AGRICULTURAL SERVICES--0.01%
      13,275          Syngenta AG. ............................          665
                                                                     -------
                      TOTAL AGRICULTURAL SERVICES .............          665
                                                                     -------
 AMUSEMENT AND RECREATION SERVICES--0.02%
     126,520          EMI Group plc ...........................          255
       7,266          Oriental Land Co Ltd ....................          318
       1,591          TAB Ltd .................................            3
      97,144          TABCORP Holdings Ltd ....................          702
                                                                     -------
                      TOTAL AMUSEMENT AND RECREATION SERVICES .        1,278
                                                                     -------
 APPAREL AND ACCESSORY STORES--0.42%
       6,030          Fast Retailing Co Ltd ...................          186
   1,164,826          Gap, Inc ................................       21,852
      69,276          Hennes & Mauritz AB (B Shs) .............        1,592
     197,496          Limited Brands, Inc .....................        3,061
         341          Shimamura Co Ltd ........................           19
                                                                     -------
                      TOTAL APPAREL AND ACCESSORY STORES ......       26,710
                                                                     -------
 APPAREL AND OTHER TEXTILE PRODUCTS--0.05%
      32,461        * Ansell Ltd ..............................          127
       9,106          Aoyama Trading Co Ltd ...................          121
      66,051          Esprit Holdings Ltd .....................          161
      53,338          Gunze Ltd ...............................          201
      40,300        * Jones Apparel Group, Inc ................        1,179
      22,000          Onward Kashiyama Co Ltd .................          178
      38,818          VF Corp .................................        1,319
         945          Wacoal Corp .............................            7
     109,000          Wing Tai Holdings Ltd ...................           46
       6,200        e World Co Ltd ............................          121
                                                                     -------
                      TOTAL APPAREL AND OTHER TEXTILE
                         PRODUCTS .............................        3,460
                                                                     -------
 AUTO REPAIR, SERVICES AND PARKING--0.03%
     261,824          Imperial Holdings Ltd ...................        1,869
                                                                     -------
                      TOTAL AUTO REPAIR, SERVICES AND PARKING .        1,869
                                                                     -------
 AUTOMOTIVE DEALERS AND SERVICE STATIONS--0.03%
       4,800          Autobacs Seven Co Ltd ...................           89
      80,333          Canadian Tire Corp (Class A) ............        1,921
          15        * Carmax, Inc .............................            0
                                                                     -------
                      TOTAL AUTOMOTIVE DEALERS AND SERVICE
                         STATIONS .............................        2,010
                                                                     -------
 BUILDING MATERIALS AND GARDEN SUPPLIES--1.68%
      50,000          Cheung Kong Infrastructure Holdings Ltd .           97
   1,024,988          Home Depot, Inc .........................       33,948
   1,178,488          Lowe's Cos ..............................       50,616
       9,000          Sumitomo Forestry Co Ltd ................           47
   1,937,572          Wolseley plc ............................       21,430
                                                                     -------
                      TOTAL BUILDING MATERIALS AND
                         GARDEN SUPPLIES ......................      106,138
                                                                     -------
 BUSINESS SERVICES--6.64%
       1,237        e Acciona S.A. ............................           59
      11,964          Adecco S.A. (Regd) ......................          493
         823          Aegis Group plc .........................            1
       6,240          Aeon Credit Service Co Ltd ..............          197
   1,972,218        * AOL Time Warner, Inc ....................       31,733
      12,400        e Asatsu-DK, Inc ..........................          222
     267,800          Automatic Data Processing, Inc ..........        9,068
          71        * BEA Systems, Inc ........................            1
     911,384        * BMC Software, Inc .......................       14,883
       4,757        * Business Objects ........................          106
      98,888        * Brocade Communications Systems, Inc .....          582
      12,896        * Cap Gemini S.A. .........................          458
     100,010          Capita Group plc ........................          373
      64,377        * CGI Group, Inc (Class A) ................          379
   3,525,821          Chubb plc ...............................        4,393
      91,385          Computershare Ltd .......................          115
       1,200          Creative Technology Ltd .................           10
       7,731        e CSK Corp ................................          211
     439,148        * Cendant Corp ............................        8,045
      65,916        * Ceridian Corp ...........................        1,119
          59        * Certegy, Inc ............................            2
          56        * Citrix Systems, Inc .....................            1
       4,554        * Cognizant Technology Solutions Corp .....          111
     198,525        * Cognos, Inc .............................        5,329
      73,841        * Computer Sciences Corp ..................        2,815
     167,039        * Compuware Corp ..........................          964
      69,264        * Convergys Corp ..........................        1,108
       2,998          Dassault Systemes S.A. ..................           98
      17,614          Deutsche Post AG. (Regd) ................          259
      42,500          Diamond Lease Co Ltd ....................          710
      31,940        * DST Systems, Inc ........................        1,214
         403        * e.Biscom S.p.A. .........................           12
      11,356        * EDB Business Partner ASA ................           39
          14        * Electronic Arts, Inc ....................            1
     213,399          Electronic Data Systems Corp ............        4,577
      63,819          Equifax, Inc ............................        1,659
         224          Faith, Inc ..............................        1,272
       3,400          Fuji Soft ABC, Inc ......................           61
       2,300          Fujitsu Support & Service, Inc ..........           37
      85,393        * Fiserv, Inc .............................        3,041
      10,708          Haw Par Corp Ltd ........................           26
     233,965          Hays plc ................................          371
       3,400          Hitachi Software Engineering Co Ltd .....           71
       2,850       e* Hudson Highland Group, Inc ..............           54
      82,900          IMS Health, Inc .........................        1,491
       3,608        * Iona Technologies plc ...................            8
       3,500          Itochu Techno-Science Corp ..............           81
     170,902        * Interpublic Group of Cos, Inc ...........        2,287
          16        * Intuit, Inc .............................            1
          29        * Juniper NETworks, Inc ...................            0
      76,000          Keppel Land Ltd .........................           55
      11,478          Konami Corp .............................          206
         200          Meitec Corp .............................            6
      71,361        * Ementor ASA .............................           33
      71,238          Misys plc ...............................          302
      38,000        * Monster Worldwide, Inc ..................          750
          36        * Mercury Interactive Corp ................            1
   3,361,511          Microsoft Corp ..........................       86,088
         296          Namco Ltd ...............................            5
           4          NET One Systems Co Ltd ..................           20
       1,400          Nippon System Development Co Ltd ........           19
         122          NTT Data Corp ...........................          376
      47,255          Omnicom Group, Inc ......................        3,388
   3,753,068        * Oracle Corp .............................       45,112
     245,360        * PCCW Ltd ................................          152
          78        e Publicis Groupe S.A. ....................            2
     486,700        * Peoplesoft, Inc .........................        8,561
          71       b* Peregrine Systems, Inc ..................            0
   1,657,657          Rentokil Initial plc ....................        5,177
      73,927        * Robert Half International, Inc ..........        1,400

                       SEE NOTES TO FINANCIAL STATEMENTS

                    2003 SEMIANNUAL REPORT  College Retirement Equities Fund  51

 Statement of Investments (Unaudited) - GLOBAL EQUITIES ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


    SHARES                                                         VALUE (000)
    ------                                                         ----------
 BUSINESS SERVICES--(CONTINUED)
     118,864          Sage Group plc ..........................    $     318
      94,390          SAP AG. .................................       11,132
     346,045          Secom Co Ltd ............................       10,144
   1,346,305          Securicor plc ...........................        1,655
      63,489        e Securitas AB (B Shs) ....................          650
     289,000          Seiko Epson Corp ........................        8,592
      78,787          Serco Group plc .........................          208
      19,560        e Softbank Corp ...........................          371
      80,300          Sumisho Lease Co Ltd ....................        1,394
      96,879          SGS Societe Generale Surveillance
                         Holdings S.A. ........................       37,835
   4,509,282        * Sun Microsystems, Inc ...................       20,743
     125,583        * SunGard Data Systems, Inc ...............        3,254
     750,178        * Symantec Corp ...........................       32,903
       5,143          TIS, Inc ................................           99
      35,027       e* Tiscali S.p.A. ..........................          179
      16,673          Tokyu Corp ..............................           54
      12,000        * Trend Micro, Inc ........................          186
      60,590        e Thomson Corp ............................        1,891
          23        * Unisys Corp .............................            0
          74        * Veritas Software Corp ...................            2
      53,577       e* Wanadoo .................................          359
     147,096          Wharf Holdings Ltd ......................          283
      35,786        * WM-Data AB (B Shs) ......................           55
   4,497,964          WPP Group plc ...........................       35,256
          67        * Yahoo!, Inc                                          2
                                                                   ---------
                      TOTAL BUSINESS SERVICES                        419,366
                                                                   ---------
 CHEMICALS AND ALLIED PRODUCTS--12.37%
   1,140,388          Abbott Laboratories .....................       49,903
      29,400        * Agrium, Inc .............................          319
     425,076          Air Products & Chemicals, Inc ...........       17,683
     848,650          Akzo Nobel NV ...........................       22,493
      41,338          Amersham plc ............................          310
   1,011,073        * Amgen, Inc ..............................       67,722
     142,642          Asahi Kasei Corp ........................          407
     478,033          AstraZeneca plc (United Kingdom) ........       19,168
      61,025          Aventis S.A. ............................        3,357
      52,120          BASF AG. ................................        2,226
      64,189          Bayer AG. ...............................        1,487
          37        * Biogen, Inc .............................            1
      48,804        * Biovail Corp ............................        2,261
      50,908          BOC Group plc ...........................          653
   1,984,000          Byd Co Ltd (H Shs) ......................        4,465
     497,326        * Celltech Group plc ......................        2,815
       6,900          Chugai Pharmaceutical Co Ltd ............           78
       3,162          CSL Ltd .................................           25
   1,223,221          Daicel Chemical Industries Ltd ..........        3,881
      24,150          Daiichi Pharmaceutical Co Ltd ...........          315
     619,000          Dainippon Ink & Chemicals, Inc ..........        1,253
      25,000          Denki Kagaku Kogyo KK ...................           69
     619,100          Dow Chemical Co .........................       19,167
         193          Du Pont (E.I.) de Nemours & Co ..........            8
      20,153          Eisai Co Ltd ............................          415
       4,917        * Elan Corp plc ...........................           28
      29,483        * Elan Corp plc (Spon ADR) ................          166
     183,276        * Gilead Sciences, Inc ....................       10,186
           9          Givaudan S.A. (Regd) ....................            4
   3,119,824          GlaxoSmithKline plc .....................       62,962
      51,352        * Human Genome Sciences, Inc ..............          653
          20        * IDEC Pharmaceuticals Corp ...............            1
     986,296          Imperial Chemical Industries plc ........        1,998
      12,940          International Flavors & Fragrances, Inc .          413
         310          Ishihara Sangyo Kaisha Ltd ..............            1
      13,000          JSR Corp ................................          158
      46,000          Kaneka Corp .............................          283
     494,523        e Kao Corp ................................        9,205
      80,460          Kose Corp ...............................        2,627
      43,666        e Kyowa Hakko Kogyo Co Ltd ................          236
      10,617          L'Air Liquide S.A. ......................        1,574
     246,066          Lilly (Eli) & Co ........................       16,971
      78,460          Lonza Group AG. (Regd) ..................        3,591
      73,394        e L'Oreal S.A. ............................        5,175
     428,890          Merck & Co, Inc .........................       25,969
     120,013        * Millennium Pharmaceuticals, Inc .........        1,888
     175,182          Mitsubishi Chemical Corp ................          357
       1,642          Mitsubishi Gas Chemical Co, Inc .........            3
      60,000          Mitsui Chemicals, Inc ...................          277
      49,000          Nippon Kayaku Co Ltd ....................          209
      13,000          Nippon Shokubai Co Ltd ..................           77
      33,750          Nova Chemicals Corp .....................          639
     706,113          Novartis AG. (Regd) .....................       27,941
      24,351          Novo Nordisk a/s (B Shs) ................          852
      59,000          Ono Pharmaceutical Co Ltd ...............        1,818
      11,622          Orica Ltd ...............................           84
   3,853,205          Pfizer, Inc .............................      131,587
     874,635          Procter & Gamble Co .....................       78,000
      18,343       e* Qiagen NV ...............................          155
       4,927        * QLT, Inc ................................           62
   2,261,075          Reckitt Benckiser plc ...................       41,490
       7,267        e Roche Holding AG. .......................          893
     158,912          Roche Holding AG. (Genusscheine) ........       12,465
     474,505          Rohm & Haas Co ..........................       14,724
      34,270          Sankyo Co Ltd ...........................          409
      32,864          Sanofi-Synthelabo S.A. ..................        1,925
      17,325          Schering AG. ............................          847
      51,544          Sekisui Chemical Co Ltd .................          174
         433          Serono S.A. (B Shs) .....................          254
     213,084        e Shin-Etsu Chemical Co Ltd ...............        7,276
     508,801          Shionogi & Co Ltd .......................        6,894
      32,000          Shiseido Co Ltd .........................          311
     143,000          Showa Denko KK ..........................          249
     125,398          SNIA S.p.A. .............................          246
       8,323          Solvay S.A. .............................          573
       7,000          Sumitomo Bakelite Co Ltd ................           29
     639,860          Sumitomo Chemical Co Ltd ................        2,009
       6,300          Suzuken Co Ltd ..........................          150
      16,746          Taisho Pharmaceutical Co Ltd ............          242
     632,706          Takeda Chemical Industries Ltd ..........       23,343
     111,075          Teijin Ltd ..............................          278
   1,224,000          Toray Industries, Inc ...................        2,844
      10,000          Tosoh Corp ..............................           22
     100,000          UBE Industries Ltd ......................          147
         931          UCB S.A. ................................           26
     150,318          Wesfarmers Ltd ..........................        2,551
   1,179,173          Wyeth ...................................       53,711
      27,114          Yamanouchi Pharmaceutical Co Ltd ........          707
                                                                   ---------
                      TOTAL CHEMICALS AND ALLIED PRODUCTS .....      781,420
                                                                   ---------
 COMMUNICATIONS--8.06%
     606,449       e* Alcatel S.A. ............................        5,467
          46        * Avaya, Inc ..............................            0
     182,890        * BCE, Inc ................................        4,181
     831,820          BellSouth Corp ..........................       22,151
   2,200,280        * British Sky Broadcasting Group plc ......       24,381
   3,868,440          BT Group plc ............................       13,006
   1,899,698        * Cable & Wireless plc ....................        3,542
         769          Canal Plus ..............................            4
     123,293          Carlton Communications plc ..............          308
     942,168        * Clear Channel Communications, Inc .......       39,939
   1,202,181        * Comcast Corp ............................       36,282
     137,423        * Comcast Corp Special ....................        3,962


                       SEE NOTES TO FINANCIAL STATEMENTS

52  College Retirement Equities Fund  2003 SEMIANNUAL REPORT

 Statement of Investments (Unaudited) - GLOBAL EQUITIES ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                           VALUE (000)
    ------                                                           ----------
 COMMUNICATIONS--(CONTINUED)
      91,800        * Cox Communications, Inc (Class A) ...........    $   2,928
     425,455       e* Deutsche Telekom AG. (Regd) .................        6,493
      22,088        * Elisa Oyj ...................................          190
  20,490,843        * Ericsson (LM) (B Shs) .......................       22,014
     106,938       e* France Telecom S.A. .........................        2,623
          55          Fuji Television Network, Inc ................          194
      44,777        * GN Store Nord ...............................          184
      40,556          Hellenic Telecommunications Organization S.A.          480
       3,427          KDDI Corp ...................................       13,271
     280,397        * KPN NV ......................................        1,987
   2,432,492       e* Level 3 Communications, Inc .................       16,152
   1,525,685       e* Lucent Technologies, Inc ....................        3,097
      88,628          Mediaset S.p.A. .............................          750
       7,377       e* Modern Times Group AB (B Shs) ...............          113
      28,235        * Nera ASA ....................................           40
      13,000          Nippon Comsys Corp ..........................           66
       1,033          Nippon Telegraph & Telephone Corp ...........        4,052
      78,980          Nippon Television Network Corp ..............        9,412
       4,649          NTT Docomo, Inc .............................       10,067
      80,105          Portugal Telecom SGPS S.A. (Regd) ...........          574
       6,357        * PT Multimedia Servicos de Telecomunicacoes
                    e Multimedia SGPS S.A. ........................          111
     169,689        e Publishing & Broadcasting Ltd ...............        1,124
          73        * Qwest Communications International, Inc .....            0
      83,432          Rogers Communications, Inc (Class B) ........        1,329
   1,446,988          SBC Communications, Inc .....................       36,971
      18,103          Shaw Communications, Inc (Class B) ..........          242
     518,670          Singapore Telecommunications Ltd ............          445
       3,739          Societe Television Francaise 1 (T.F.1) ......          115
     316,822        * Sprint Corp (PCS Group) .....................        1,822
       2,124          Swisscom AG. (Regd) .........................          604
      16,433          Tandberg ASA ................................           85
      14,107          TDC a/s .....................................          422
       8,662       e* Tele2 AB (B Shs) ............................          322
   2,159,345          Telecom Corp of New Zealand Ltd .............        6,624
     305,000        e Telecom Italia S.p.A. .......................        2,760
      76,509          Telecom Italia S.p.A.(Rnc) ..................          419
   2,870,743          Telefonica S.A. .............................       33,329
      34,929          Telefonica S.A. (Spon ADR) ..................        1,207
      21,998        * Telekom Austria AG. .........................          250
      11,600          Television Broadcasts Ltd ...................           42
     142,207          TeliaSonera AB ..............................          590
     188,722          Telstra Corp Ltd ............................          557
      17,519          TELUS Corp ..................................          308
       1,870          TELUS Corp (Non-Vote) .......................           31
      41,304        * Terra Networks S.A. .........................          250
   4,178,257          TIM S.p.A. ..................................       20,584
      14,654          Tokyo Broadcasting System, Inc ..............          179
   1,975,194          Verizon Communications, Inc .................       77,921
     666,652        * Viacom, Inc (Class B) .......................       29,106
  22,194,167          Vodafone Group plc ..........................       43,399
          88       b* WorldCom, Inc (MCI Group) ...................            0
                                                                       ---------
                      TOTAL COMMUNICATIONS                               509,058
                                                                       ---------
DEPOSITORY INSTITUTIONS--13.46%
   1,854,325        e ABN Amro Holding NV .........................       35,455
      84,750          Allied Irish Banks plc ......................        1,274
      13,061          Allied Irish Banks plc (United Kingdom) .....          195
      46,934          Alpha Bank S.A. .............................          818
   2,050,200        * Ashikaga Financial Group, Inc ...............        3,039
     406,084          Australia & New Zealand Banking Group Ltd ...        5,068
     191,720        e Banca Intesa S.p.A. .........................          613
     328,662        e Banca Intesa S.p.A. (Rnc) ...................          755
     164,580          Banca Monte dei Paschi di Siena S.p.A. ......          449
     107,318        e Banca Popolare di Milano ....................          470
     628,614          Banco Bilbao Vizcaya Argentaria S.A. ........        6,605
      80,238          Banco BPI S.A. (Regd) .......................          227
     275,427          Banco Comercial Portugues S.A. (Regd) .......          484
       5,903          Banco Espirito Santo S.A. (Regd) ............           87
   4,317,468        e Banco Santander Central Hispano S.A. ........       37,829
     679,926          Bank of America Corp ........................       53,735
     189,208          Bank of East Asia Ltd .......................          374
      85,000        e Bank of Fukuoka Ltd .........................          326
     114,302          Bank of Ireland (Dublin) ....................        1,385
      89,179          Bank of Ireland (London) ....................        1,076
     251,164        e Bank of Montreal ............................        7,865
     340,596          Bank of New York Co, Inc ....................        9,792
     243,925        e Bank of Nova Scotia .........................       10,789
      45,073          Bank of Yokohama Ltd ........................          147
     217,573          Bank One Corp ...............................        8,089
   1,851,980          Barclays plc ................................       13,752
      30,422        * Bayerische Hypo-und Vereinsbank AG. .........          503
     403,949          BNP Paribas .................................       20,526
     243,000          BOC Hong Kong Holdings Ltd ..................          245
     126,314        e Canadian Imperial Bank of Commerce ..........        5,011
      82,700          Charter One Financial, Inc ..................        2,579
      89,460          Chiba Bank Ltd ..............................          317
   2,587,201          Citigroup, Inc ..............................      110,732
      77,593          Comerica, Inc ...............................        3,608
      11,797          Commercial Bank of Greece ...................          207
     382,098          Commonwealth Bank of Australia ..............        7,572
     223,300        * Concord EFS, Inc ............................        3,287
     238,395          Credit Suisse Group .........................        6,274
     819,428          Danske Bank a/s .............................       15,958
     477,222          DBS Group Holdings Ltd ......................        2,791
     172,923        e Deutsche Bank AG. (Regd) ....................       11,216
      71,422          Dexia .......................................          903
      63,787        e DnB Holding ASA .............................          315
     119,422          Erste Bank Der Oesterreichischen Sparkassen AG.     10,553
     210,200          FleetBoston Financial Corp ..................        6,245
     978,476          Fortis ......................................       16,989
      73,446        * Fortis (Strip Vvpr) .........................            1
         538        e Gjensidige Nor ASA ..........................           19
      33,400          Greenpoint Financial Corp ...................        1,701
      58,000          Gunma Bank Ltd ..............................          264
     281,032          Hang Seng Bank Ltd ..........................        2,973
   1,811,669        e Hokuriku Bank Ltd ...........................        2,776
     228,718          HSBC Holdings plc (Hong Kong) ...............        2,713
   3,322,153          HSBC Holdings plc (United Kingdom) ..........       39,251
          50          Huntington Bancshares, Inc ..................            1
     886,167          J.P. Morgan Chase & Co ......................       30,289
     111,686          Joyo Bank Ltd ...............................          312
      21,285          KBC Bancassurance Holding NV ................          836
     114,500          KeyCorp .....................................        2,893
   1,184,863          Lloyds TSB Group plc ........................        8,412
       4,897          Macquarie Bank Ltd ..........................           95
     193,317          Mellon Financial Corp .......................        5,365
       2,325          Mitsubishi Tokyo Financial Group, Inc .......       10,514
      72,400        e Mitsui Trust Holdings, Inc ..................          159
       1,020        e Mizuho Financial Group, Inc .................          806
     651,885        e National Australia Bank Ltd .................       14,646
     125,262        e National Bank of Canada .....................        3,396
      18,000          National Commerce Financial Corp ............          399
     127,595          Nordea AB (Finland) .........................          621
   1,049,315        e Nordea AB (Sweden) ..........................        5,060
      32,450          Nordea AB FDR ...............................          157
      69,000          North Fork Bancorp, Inc .....................        2,350
      78,780          Northern Trust Corp .........................        3,292
      91,980          Oversea-Chinese Banking Corp Ltd ............          522
      23,107          Piraeus Bank S.A. ...........................          175
      88,800          PNC Financial Services Group, Inc ...........        4,334

                       SEE NOTES TO FINANCIAL STATEMENTS

                    2003 SEMIANNUAL REPORT  College Retirement Equities Fund  53

 Statement of Investments (Unaudited) - GLOBAL EQUITIES ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


    SHARES                                                           VALUE (000)
    ------                                                           ----------
DEPOSITORY INSTITUTIONS--(CONTINUED)
   520,182      Resona Holdings, Inc .............................     $     360
   290,538    e Royal Bank of Canada .............................        12,269
    16,100    * Royal Bank of Canada (New York) ..................           685
 2,284,644      Royal Bank of Scotland Group plc .................        64,090
   170,442    e Sanpaolo IMI S.p.A. ..............................         1,583
    47,000      Shizuoka Bank Ltd ................................           315
    41,123      Skandinaviska Enskilda Banken (A Shs) ............           419
    55,086      Societe Generale (A Shs) .........................         3,492
    18,500      Sovereign Bancorp, Inc ...........................           290
 1,779,469      Standard Chartered plc ...........................        21,612
    37,300      State Street Corp ................................         1,470
       321      Sumitomo Mitsui Financial Group Inc ..............           700
   107,191      Sumitomo Trust & Banking Co Ltd ..................           370
    19,608      Suncorp-Metway Ltd ...............................           153
    30,600      SunTrust Banks, Inc ..............................         1,816
    30,000      Suruga Bank Ltd ..................................           173
    90,727      Svenska Handelsbanken AB (A Shs) .................         1,485
    20,917      Svenska Handelsbanken AB (B Shs) .................           329
    22,100      Synovus Financial Corp ...........................           475
 2,079,494      U.S. Bancorp .....................................        50,948
   316,520      UBS AG. (Regd) ...................................        17,607
     6,756      UBS AG. (Regd) (New York) ........................           374
       301    e UFJ Holdings, Inc ................................           441
   674,468    e UniCredito Italiano S.p.A. .......................         3,214
    11,700      Union Planters Corp ..............................           363
   103,078      United Overseas Bank Ltd .........................           726
 1,320,020      Wachovia Corp ....................................        52,748
   733,909      Wells Fargo & Co .................................        36,989
   346,656      Westpac Banking Corp .............................         3,778
                                                                       ---------
                TOTAL DEPOSITORY INSTITUTIONS ....................       850,135
                                                                       ---------
EATING AND DRINKING PLACES--0.16%
   234,811      Compass Group plc ................................         1,266
    69,200      Darden Restaurants, Inc ..........................         1,313
    58,900      e Doutor Coffee Co Ltd ...........................           788
   358,053      Granada plc ......................................           538
       112      McDonald's Corp ..................................             2
   107,814    * Mitchells & Butlers plc ..........................           416
     8,250      Saizeriya Co Ltd .................................            77
       237      Skylark Co Ltd ...................................             3
     1,032      Valora Holding AG ................................           211
    46,500      Wendy's International, Inc .......................         1,347
    42,019      Whitbread plc ....................................           470
   127,802    * Yum! Brands, Inc .................................         3,778
                                                                       ---------
                TOTAL EATING AND DRINKING PLACES                          10,209
                                                                       ---------
EDUCATIONAL SERVICES--0.03%
   125,468      Benesse Corp .....................................         2,163
                                                                       ---------
                TOTAL EDUCATIONAL SERVICES                                 2,163
                                                                       ---------
ELECTRIC, GAS, AND SANITARY SERVICES--2.58%
        51    * AES Corp .........................................             0
   182,972      Australian Gas Light Co Ltd ......................         1,344
    35,420   e* Allegheny Energy, Inc ............................           299
    70,682      Ameren Corp ......................................         3,117
       880      American Electric Power Co, Inc ..................            26
   712,110      BG Group plc .....................................         3,155
   430,792      Centrica plc .....................................         1,249
   108,571    e Chubu Electric Power Co, Inc .....................         1,980
   148,998      CLP Holdings Ltd .................................           652
   39,344       Contact Energy Ltd ...............................           116
   167,447   e* Calpine Corp ....................................          1,105
   121,370      Centerpoint Energy, Inc ..........................           989
    73,500      Cinergy Corp .....................................         2,704
    95,578      Consolidated Edison, Inc .........................         4,137
    73,100      Constellation Energy Group, Inc ..................         2,507
     8,000      Dominion Resources, Inc ..........................           514
     1,123      Duke Energy Corp .................................            22
   504,980      E.ON AG ..........................................        25,962
     3,359      Electrabel S.A. ..................................           856
    10,950    * Electrabel S.A. (Strip Vvpr) .....................            28
   205,516      Electricidade de Portugal S.A. ...................           439
    87,503    e Endesa S.A. ......................................         1,465
   346,670    e Enel S.p.A. ......................................         2,162
   137,564    * Edison International .............................         2,260
     2,351      El Paso Corp .....................................            19
    99,518      Entergy Corp .....................................         5,253
    34,160      Exelon Corp ......................................         2,043
    80,860      FPL Group, Inc ...................................         5,405
   132,211      FirstEnergy Corp .................................         5,084
    24,220    e Gas Natural SDG S.A. .............................           487
 1,435,770      Hong Kong & China Gas Co Ltd .....................         1,814
   566,514      Hong Kong Electric Holdings Ltd ..................         2,223
    77,138    e Iberdrola S.A. ...................................         1,336
    60,397      Kansai Electric Power Co, Inc ....................           953
    58,702      Kelda Group plc ..................................           414
     1,438      Kurita Water Industries Ltd ......................            16
   304,196      Kyushu Electric Power Co, Inc ....................         4,735
    69,000      KeySpan Corp .....................................         2,446
   134,222   e* Mirant Corp .....................................            389
   300,844      National Grid Transco plc ........................         2,040
   108,102      NiSource, Inc ....................................         2,054
     1,749    * NiSource, Inc (Sails) ............................             4
   176,555      Osaka Gas Co Ltd .................................           437
   179,313    * PG&E Corp ........................................         3,792
    72,100      PPL Corp .........................................         3,100
    55,700      Pepco Holdings, Inc ..............................         1,067
   100,079      Progress Energy, Inc .............................         4,393
    19,045      RWE AG ...........................................           575
    40,700    * Republic Services, Inc ...........................           923
    53,695      Scottish & Southern Energy plc ...................           553
   181,731      Scottish Power plc ...............................         1,092
   122,799    e Snam Rete Gas S.p.A. .............................           482
    50,571      Suez S.A.(France) ................................           805
    81,918      Sempra Energy ....................................         2,337
         3      Texas Genco Holdings, Inc ........................             0
    41,830      Tohoku Electric Power Co, Inc ....................           619
   649,159      Tokyo Electric Power Co, Inc .....................        12,407
   251,689    e Tokyo Gas Co Ltd .................................           723
    27,542      Tomra Systems ASA ................................           118
   194,279    e TransCanada Corp .................................         3,396
   141,123      TXU Corp .........................................         3,168
    22,834    e Union Fenosa S.A. ................................           387
   133,207      United Utilities plc .............................         1,295
 1,024,283   e* Vivendi Universal S.A. ..........................         18,643
       110      West Japan Railway Co ............................           417
   271,817      Waste Management, Inc ............................         6,548
   229,506      Williams Cos, Inc ................................         1,813
                                                                       ---------
              TOTAL ELECTRIC, GAS, AND SANITARY SERVICES .........       162,893
                                                                       ---------
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--7.14%
   51,922     * ABB Ltd ..........................................           171
       90     * ADC Telecommunications, Inc ......................             0
       50     * Advanced Micro Devices, Inc ......................             0
  230,063     Advantest Corp .....................................        10,193
       19     * Agere Systems, Inc (Class A) .....................             0
        1     * Agere Systems, Inc (Class B) .....................             0
   42,768     e* Alcatel S.A. (Spon ADR) .........................           383
   19,000     e Alps Electric Co Ltd .............................           243
  163,001     * Analog Devices, Inc ..............................         5,676
        6     * Applied Micro Circuits Corp ......................             0
  168,467     * ARM Holdings plc .................................           186



                        SEE NOTES TO FINANCIAL STATEMENTS

54  College Retirement Equities Fund  2003 SEMIANNUAL REPORT

 Statement of Investments (Unaudited) - GLOBAL EQUITIES ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                         VALUE (000)
    ------                                                         ----------
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--(CONTINUED)
      23,000          ASM Pacific Technology Ltd ...............    $     67
   4,009,143        * ASML Holding NV ..........................      38,074
          96        * Atmel Corp ...............................           0
      20,528        * Ballard Power Systems, Inc ...............         278
       1,651          Barco NV .................................          99
     136,108        * Celestica, Inc ...........................       2,116
       1,283        * Celestica, Inc (U.S.) ....................          20
      80,000        * Chartered Semiconductor Manufacturing Ltd           41
     191,783        * CIENA Corp ...............................         995
      73,836        * Comverse Technology, Inc .................       1,110
      39,815          Cooper Industries Ltd (Class A) ..........       1,644
      27,312          Electrocomponents plc ....................         146
      27,480          Electrolux AB Series B ...................         542
     187,078          Emerson Electric Co ......................       9,560
       4,625        * Energy Developments Ltd ..................           5
       7,713          Fisher & Paykel Appliances Holdings Ltd ..          62
      11,141          Fisher & Paykel Healthcare Corp ..........          81
       1,500          Fuji Machine Manufacturing Co Ltd ........          17
     179,032          Fujitsu Ltd ..............................         734
      82,340          Furukawa Electric Co Ltd .................         269
      47,300          Futaba Corp ..............................       1,105
      24,192        * Gemstar-TV Guide International, Inc ......         123
   4,587,611          General Electric Co ......................     131,573
     179,700          Hirose Electric Co Ltd ...................      14,861
      44,306       e* Infineon Technologies AG. ................         428
   2,500,363          Intel Corp ...............................      51,968
          58        * Jabil Circuit, Inc .......................           1
          14        * JDS Uniphase Corp ........................           0
   4,188,555          Johnson Electric Holdings Ltd ............       5,183
     165,311          Kidde plc ................................         232
     253,690          Koninklijke Philips Electronics NV .......       4,824
     272,902          Kyocera Corp .............................      15,614
      28,100          Mabuchi Motor Co Ltd .....................       2,148
     398,750          Matsushita Electric Industrial Co Ltd ....       3,948
      66,893          Matsushita Electric Works Ltd ............         396
     143,801          Maxim Integrated Products, Inc ...........       4,917
      32,845          Maytag Corp ..............................         802
      88,300        e Melco, Inc ...............................       1,691
     891,360        * Micron Technology, Inc ...................      10,367
     167,976          Mitsubishi Electric Corp .................         546
     202,700          Motorola, Inc ............................       1,911
      60,644          Murata Manufacturing Co Ltd ..............       2,384
     136,054       e* NEC Corp .................................         680
       2,419          NGK Spark Plug Co Ltd ....................          17
      12,900          Nitto Denko Corp .........................         422
   1,931,667          Nokia Oyj ................................      31,809
   1,616,283        * Nortel Networks Corp .....................       4,330
      24,000        * Oki Electric Industry Co Ltd .............          69
      18,338          Pioneer Corp .............................         412
          82        * PMC-Sierra, Inc ..........................           1
     449,600          Rinnai Corp ..............................       9,454
      81,334          Rockwell Collins, Inc ....................       2,003
       9,643          Rohm Co Ltd ..............................       1,055
     233,135        * Sanmina-SCI Corp .........................       1,471
     142,901          Sanyo Electric Co Ltd ....................         489
      21,417          Schneider Electric S.A. ..................       1,007
      68,463          Scientific-Atlanta, Inc ..................       1,632
      81,450          Sharp Corp ...............................       1,045
     885,395          Sony Corp ................................      24,923
     516,000          Stanley Electric Co Ltd ..................       7,353
      57,765        e STMicroelectronics NV ....................       1,211
      66,709          Sumitomo Electric Industries Ltd .........         487
   1,906,000        * Taiwan Semiconductor Manufacturing Co Ltd        3,139
     917,200        * Taiwan Semiconductor Manufacturing Co Ltd
                      (Spon ADR) ...............................       9,245
      19,940          Taiyo Yuden Co Ltd .......................         194
      10,657          TDK Corp .................................         526
     173,535        * Tellabs, Inc .............................       1,140
     780,700          Texas Instruments, Inc ...................      13,740
         616          Thine Electronics, Inc ...................       1,283
      22,997        e Thomson ..................................         355
      47,381          Tokyo Electron Ltd .......................       2,245
     244,923          Toshiba Corp .............................         842
         237          Unaxis Holding AG. (Regd) ................          19
      26,000          Venture Corp Ltd .........................         238
           7        * Xilinx, Inc ..............................           0
      19,078          Yamaha Corp ..............................         262
                                                                    --------
                      TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT  450,832
                                                                    --------
 ENGINEERING AND MANAGEMENT SERVICES--0.23%
          25          Bellsystem 24, Inc .......................           4
          37          Halliburton Co ...........................           1
     295,284          Monsanto Co ..............................       6,390
     150,365          Paychex, Inc .............................       4,407
      33,800        * Quest Diagnostics, Inc ...................       2,156
     171,000          SembCorp Industries Ltd ..................         124
     128,733          Servicemaster Co .........................       1,377
     125,000          Singapore Technologies Engineering Ltd ...         124
       3,229          Vedior NV ................................          29
                                                                    --------
                      TOTAL ENGINEERING AND MANAGEMENT SERVICES       14,612
                                                                    --------
FABRICATED METAL PRODUCTS--0.46%
      30,892          Assa Abloy AB (B Shs) ....................         299
         163        * Fischer (Georg) Ltd (Regd) ...............          16
      61,201          Geberit AG. (Regd) .......................      18,841
     106,389          GKN plc ..................................         391
      19,000          Hitachi Cable Ltd ........................          51
     204,904          Masco Corp ...............................       4,887
      30,778          SMC Corp .................................       2,591
      39,088          Stanley Works ............................       1,079
      24,833          Tostem Inax Holding Corp .................         358
      25,100          Toyo Seikan Kaisha Ltd ...................         235
                                                                    --------
                      TOTAL FABRICATED METAL PRODUCTS                 28,748
                                                                    --------
FOOD AND KINDRED PRODUCTS--4.06%
     373,541          Ajinomoto Co, Inc ........................       3,578
     278,809          Anheuser-Busch Cos, Inc ..................      14,233
     254,400          Archer Daniels Midland Co ................       3,274
      30,706        e Asahi Breweries Ltd ......................         185
     198,938          Cadbury Schweppes plc ....................       1,175
     109,397          Campbell Soup Co .........................       2,680
          50          Carlsberg a/s (A Shs) ....................           2
         362          Carlsberg a/s (B Shs) ....................          13
   1,403,588          Coca-Cola Amatil Ltd .....................       5,375
     860,311          Coca-Cola Co .............................      39,927
      16,836          Coca-Cola Hellenic Bottling Co S.A. ......         281
       5,800          Coca-Cola West Japan Co Ltd ..............          96
       7,122          Danisco a/s ..............................         279
      10,632          DCC plc ..................................         143
     572,700        * Dean Foods Co ............................      18,040
     527,905          Diageo plc ...............................       5,636
     152,527        e Foster's Group Ltd .......................         431
      24,968          Fraser & Neave Ltd .......................         122
     117,300        e Fuji Oil Co Ltd ..........................         916
     521,460          General Mills, Inc .......................      24,722
      25,063          Greencore Group plc ......................          83
     213,715        e Groupe Danone ............................      29,573
     156,045          H.J. Heinz Co ............................       5,146
      13,542          Heineken NV ..............................         481
      11,677          Interbrew S.A. ...........................         259
      36,800          Kellogg Co ...............................       1,265
      16,541          Kerry Group (Class A) ....................         256


                       SEE NOTES TO FINANCIAL STATEMENTS

                    2003 SEMIANNUAL REPORT  College Retirement Equities Fund  55

 Statement of Investments (Unaudited) - GLOBAL EQUITIES ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                          VALUE (000)
    ------                                                          ----------
FOOD AND KINDRED PRODUCTS--(CONTINUED)
   11,000    Kikkoman Corp .......................................   $      73
   75,320  e Kirin Brewery Co Ltd ................................         529
  130,100    Kraft Foods, Inc (Class A) ..........................       4,235
  178,816    Lion Nathan Ltd .....................................         643
   34,363  e LVMH Moet Hennessy Louis Vuitton S.A. ...............       1,704
   35,000    Meiji Dairies Corp ..................................         130
   45,702 e* Molson, Inc (A Shs) .................................       1,227
   39,582    Nestle S.A. (Regd) ..................................       8,167
    9,717    Nichirei Corp .......................................          34
   20,216    Nippon Meat Packers, Inc ............................         191
   36,998    Nisshin Seifun Group, Inc ...........................         263
       95    Nissin Food Products Co Ltd .........................           2
    2,994    Orkla ASA ...........................................          52
   75,875  e Parmalat Finanziaria S.p.A. .........................         239
1,007,005    PepsiCo, Inc ........................................      44,812
  157,578  e Pernod-Ricard .......................................      14,060
   33,019  e Q.P. Corp ...........................................         261
   18,105    SABMiller plc .......................................         121
  560,000    e Sapporo Holdings Ltd ..............................       1,380
  105,200    Sara Lee Corp .......................................       1,979
  351,664    Scottish & Newcastle plc ............................       2,127
   26,000 e* Snow Brand Milk Products Co Ltd .....................          65
      204    Takara Holdings, Inc ................................           1
   48,569    Tate & Lyle plc .....................................         275
  183,839    Unilever NV (Cert) ..................................       9,863
  702,031    Unilever plc ........................................       5,590
   13,000    Yakult Honsha Co Ltd ................................         174
   27,000    Yamazaki Baking Co Ltd ..............................         172
                                                                     ---------
             TOTAL FOOD AND KINDRED PRODUCTS .....................     256,540
                                                                     ---------
FOOD STORES--0.81%
  168,398    Albertson's, Inc ....................................       3,233
   52,191    Carrefour S.A. ......................................       2,558
      785  * Casino Guichard-Perrachon A Wts 12/15/03 ............           0
      785  * Casino Guichard-Perrachon B Wts 12/15/05 ............           1
    4,805  e Casino Guichard-Perrachon S.A .......................         375
    9,467  e Delhaize Group ......................................         288
    8,100    FamilyMart Co Ltd ...................................         145
   31,914    Ito-Yokado Co Ltd ...................................         764
    2,252  * Jeronimo Martins SGPS S.A. ..........................          18
1,932,995  * Kroger Co ...........................................      32,242
      800    Lawson, Inc .........................................          22
      200  * Mycal Corp ..........................................           0
   58,517  * Royal Ahold NV ......................................         486
  106,889    Safeway plc .........................................         454
  207,268  * Safeway, Inc ........................................       4,241
  138,244    Sainsbury (J) plc ...................................         579
   18,000 e* Seiyu Ltd ...........................................          44
   36,451    Seven-Eleven Japan Co Ltd ...........................         908
  733,458    Tesco plc ...........................................       2,654
   19,000    UNY Co Ltd ..........................................         164
  206,129    Woolworths Ltd ......................................       1,731
                                                                     ---------
             TOTAL FOOD STORES ...................................      50,907
                                                                     ---------
FORESTRY--0.22%
  262,931    Weyerhaeuser Co .....................................      14,198
                                                                     ---------
             TOTAL FORESTRY ......................................      14,198
                                                                     ---------
FURNITURE AND FIXTURES--0.18%
  399,912    Newell Rubbermaid, Inc ..............................      11,198
                                                                     ---------
             TOTAL FURNITURE AND FIXTURES ........................      11,198
                                                                     ---------
FURNITURE AND HOMEFURNISHINGS STORES--0.15%
  121,338  * Best Buy Co, Inc ....................................       5,329
   93,295    Circuit City Stores, Inc (Circuit City Group) .......         821
       12  * Forbo Holding AG. (Regd) ............................           4
  249,236    Hitachi Ltd .........................................       1,057
   76,200    RadioShack Corp .....................................       2,005
    7,300    Shimachu Co Ltd .....................................         115
    8,800  e Yamada Denki Co Ltd .................................         194
                                                                     ---------
             TOTAL FURNITURE AND HOMEFURNISHINGS STORES ..........       9,525
                                                                     ---------
GENERAL BUILDING CONTRACTORS--0.15%
    7,101  e ACS Actividades de Construccion y Servicios S.A. ....         303
   30,828    Barratt Developments plc ............................         220
   18,206    Berkeley Group plc ..................................         224
   24,021  e Bouygues S.A. .......................................         663
    3,858    Brookfield Homes Corp ...............................          59
    9,095    Daito Trust Construction Co Ltd .....................         191
   46,779    Daiwa House Industry Co Ltd .........................         322
   33,600    Fletcher Building Ltd ...............................          72
      243    Grupo Dragados S.A. .................................           5
   15,707    Leighton Holdings Ltd ...............................         105
  875,684    Nishimatsu Construction Co Ltd ......................       2,975
      158    Obayashi Corp .......................................           0
  270,000    Shimizu Corp ........................................         749
   40,945  e Skanska AB (B Shs) ..................................         234
  247,000  e Sumitomo Realty & Development Co Ltd ................       1,098
  755,199    Taisei Corp .........................................       1,484
   72,826    Taylor Woodrow plc ..................................         242
   50,387    Wimpey (George) plc .................................         245
                                                                     ---------
             TOTAL GENERAL BUILDING CONTRACTORS ..................       9,191
                                                                     ---------
GENERAL MERCHANDISE STORES--1.25%
   21,402    Aeon Co Ltd .........................................         490
  106,951    Coles Myer Ltd ......................................         502
   31,685    Daimaru, Inc ........................................         127
   87,160    Federated Department Stores, Inc ....................       3,212
   98,095    Giordano International Ltd ..........................          31
   30,225    Hagemeyer NV ........................................         116
  368,000  e Hankyu Department Stores, Inc .......................       2,142
   88,655    Hudson's Bay Co .....................................         613
   29,079    Isetan Co Ltd .......................................         196
  114,900    J.C. Penney Co, Inc .................................       1,936
    3,211    KarstadtQuelle AG. ..................................          69
    7,287  e Kesko Oyj (B Shs) ...................................          86
  196,171  * Kingfisher plc ......................................         897
   13,119  e Koninklijke Vendex KBB NV ...........................         152
  491,429    Marks & Spencer Group plc ...........................       2,561
   23,000    Marui Co Ltd ........................................         204
  121,634    May Department Stores Co ............................       2,708
   15,150    Metro AG. ...........................................         490
   41,000    Mitsukoshi Ltd ......................................         108
    7,755  e Pinault-Printemps-Redoute S.A. ......................         584
  133,264  e Sears Roebuck & Co ..................................       4,483
   36,131  e Takashimaya Co Ltd ..................................         180
  289,067    Target Corp .........................................      10,938
  856,155    Wal-Mart Stores, Inc ................................      45,950
   18,667    Warehouse Group Ltd .................................          57
   81,030    Waterford Wedgwood plc (Units) ......................          22
                                                                     ---------
             TOTAL GENERAL MERCHANDISE STORES                           78,854
                                                                     ---------
HEALTH SERVICES--0.40%
  162,676  * Express Scripts, Inc ................................      11,096
  199,700    HCA, Inc ............................................       6,398
  104,500    Health Management Associates, Inc (Class A) .........       1,928
  176,081  * Healthsouth Corp ....................................          92
   63,100  * Laboratory Corp of America Holdings .................       1,902
   74,751    MDS, Inc ............................................       1,022
   59,000    Parkway Holdings Ltd ................................          26
   48,575    Sonic Healthcare Ltd ................................         213
  216,973  * Tenet Healthcare Corp ...............................       2,528
                                                                     ---------
            TOTAL HEALTH SERVICES                                       25,205
                                                                     ---------

                        SEE NOTES TO FINANCIAL STATEMENTS

56  College Retirement Equities Fund  2003 SEMIANNUAL REPORT

 Statement of Investments (Unaudited) - GLOBAL EQUITIES ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                           VALUE (000)
    ------                                                           ----------
HEAVY CONSTRUCTION, EXCEPT BUILDING--0.87%
      35,791          Abertis Infraestructuras S.A. ................   $     500
      29,261          Brisa-Auto Estradas de Portugal S.A. .........         165
       9,366          Fomento de Construcciones y Contratas S.A. ...         262
     430,355          Grupo Ferrovial S.A. .........................      11,688
      22,477          Hellenic Technodomiki Tev S.A. ...............         126
      17,000          JGC Corp .....................................         114
     861,000        e Kajima Corp ..................................       2,044
     414,000          Okumura Corp .................................       1,352
      32,653          Technical Olympic S.A. .......................         127
     273,117          Transurban Group .............................         874
         413        * VA Technologie AG. ...........................          11
     554,406        e Vinci S.A. ...................................      37,403
                                                                       ---------
                      TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING ....      54,666
                                                                       ---------
HOLDING AND OTHER INVESTMENT OFFICES--0.79%
      40,000          Apartment Investment & Management Co (Class A)       1,384
      27,229          AvalonBay Communities, Inc ...................       1,161
      13,977        e Brascan Corp (Class A) .......................         342
      78,917          Canary Wharf Group plc .......................         333
      48,917          Compagnie Financiere Richemont AG. (Units)
                       (A Shs) .....................................         791
      46,071          Crescent Real Estate Equities Co .............         765
   4,030,325          Deutsche Office Trust ........................       3,027
      12,639          Drott AB (B Shs) .............................         159
     176,736          Equity Office Properties Trust ...............       4,774
     976,167          General Property Trust .......................       1,912
     106,000        * Host Marriott Corp ...........................         970
     410,151          Hutchison Whampoa Ltd ........................       2,498
      42,366          JFE Holdings, Inc ............................         635
      18,615          Land Securities Group plc ....................         240
   3,500,089          Macquarie Infrastructure Group ...............       8,427
      39,000          Nippon Mining Holdings, Inc ..................          84
     738,844          Principal Office Fund ........................         763
      23,711          Schroders plc ................................         246
      53,509          Sumitomo Corp ................................         247
     393,715          Washington Mutual, Inc .......................      16,260
       8,723        * Westfield Trust ..............................          20
   2,002,648          Westfield Trust (Units) ......................       4,634
                                                                       ---------
                      TOTAL HOLDING AND OTHER INVESTMENT OFFICES ...      49,672
                                                                       ---------
HOTELS AND OTHER LODGING PLACES--0.19%
      17,167          Accor S.A. ...................................         621
       1,908          Aristocrat Leisure Ltd .......................           2
      36,552          Fairmont Hotels & Resorts, Inc ...............         832
     198,356          Hilton Group plc .............................         602
     150,400          Hilton Hotels Corp ...........................       1,924
      85,397        * Intercontinental Hotels Group plc ............         606
      27,450          Intrawest Corp ...............................         359
      85,919          Marriott International, Inc (Class A) ........       3,301
       9,000          Overseas Union Enterprise Ltd ................          36
     127,235        * Park Place Entertainment Corp ................       1,157
     160,002          Shangri-La Asia Ltd ..........................         102
      26,753          Shangri-La Asia Ltd (Singapore) ..............          17
      28,300          Sky City Entertainment Group Ltd .............         156
      88,600          Starwood Hotels & Resorts Worldwide, Inc .....       2,533
                                                                       ---------
                      TOTAL HOTELS AND OTHER LODGING PLACES               12,248
                                                                       ---------
 INDUSTRIAL MACHINERY AND EQUIPMENT--6.22%
          55           3M Co .......................................           7
   1,656,707          Aggreko plc ..................................       3,363
       6,271          Amada Co Ltd .................................          20
          64        * Apple Computer, Inc ..........................           1
   2,674,977        * Applied Materials, Inc .......................      42,425
       7,906          Athens Water Supply & Sewage Co S.A. .........          39
       7,196        e Atlas Copco AB (A Shs) .......................         182
      10,047          Atlas Copco AB (B Shs) .......................         236
     665,925          Baker Hughes, Inc ............................      22,355
      35,239          Black & Decker Corp ..........................       1,531
   3,669,042        * Cisco Systems, Inc ...........................      60,869
       9,837          Daikin Industries Ltd ........................         181
      34,121       e* Dainippon Screen Manufacturing Co Ltd ........         167
   1,127,649          Deere & Co ...................................      51,534
   1,049,149        * Dell Computer Corp ...........................      33,531
     200,294          Dixons Group plc .............................         436
      87,799          Dover Corp ...................................       2,630
      30,000        e Ebara Corp ...................................         105
   1,640,908          FKI plc ......................................       2,159
   1,252,302          Hewlett-Packard Co ...........................      26,674
       3,714          Hoganas AB (B Shs) ...........................          76
      74,900          Ingersoll-Rand Co (Class A) ..................       3,544
   1,097,135          International Business Machines Corp .........      90,514
     109,633        e Ishikawajima-Harima Heavy Industries Co Ltd ..         123
      36,200          ITT Industries, Inc ..........................       2,370
      96,689          Komatsu Ltd ..................................         370
       3,512          Kone Oyj (B Shs) .............................         147
      20,000        e Koyo Seiko Co Ltd ............................         143
      11,782          Kubota Corp ..................................          32
       7,401          Linde AG. ....................................         274
       8,288        * Logitech International S.A. (Regd) ...........         311
      13,000          Makita Corp ..................................         106
     863,840          Mitsubishi Heavy Industries Ltd ..............       2,237
          69          Mori Seiki Co Ltd ............................           0
          79        * Network Appliance, Inc .......................           1
       2,000        e Nidec Corp ...................................         131
       5,488          NSK Ltd ......................................          17
      54,000          NTN Corp .....................................         200
      24,543          Omron Corp ...................................         416
      52,405          Parker Hannifin Corp .........................       2,200
      27,000          Pitney Bowes, Inc ............................       1,037
   1,305,175          Sandvik AB ...................................      34,158
      23,400        e Sato Corp ....................................         404
      26,262        * Seagate Technology, Inc ......................           0
         615        e SKF AB (A Shs) ...............................          18
      10,192          SKF AB (B Shs) ...............................         294
          14        * Smith International, Inc .....................           1
   1,091,604        * Solectron Corp ...............................       4,083
      19,000        * SPX Corp .....................................         837
         874          Sulzer AG. (Regd) ............................         122
          53          Symbol Technologies, Inc .....................           1
      28,000          Takuma Co Ltd ................................         136
       1,572          Tecan Group AG. ..............................          45
       2,159        * Van der Horst Ltd ............................           0
      16,340          Wartsila Oyj (B Shs) .........................         203
                                                                       ---------
                      TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT           392,996
                                                                       ---------
 INSTRUMENTS AND RELATED PRODUCTS--3.42%
     186,215        * Agilent Technologies, Inc ....................       3,641
           3          Applera Corp (Applied Biosystems Group) ......           0
      78,400          Becton Dickinson & Co ........................       3,046
     568,800        * Boston Scientific Corp .......................      34,754
     616,324          Canon, Inc ...................................      28,282
      43,279        e Citizen Watch Co Ltd .........................         232
      12,061          Cochlear Ltd .................................         261
     129,584          Eastman Kodak Co .............................       3,544
      13,788          Essilor International S.A. ...................         555
      11,290          Fanuc Ltd ....................................         559
       4,510        e Fresenius Medical Care AG. ...................         223
     226,620          Fuji Photo Film Co Ltd .......................       6,549
      23,489          Gambro AB (A Shs) ............................         156
      13,654          Gambro AB (B Shs) ............................          90
      10,500          Guidant Corp .................................         466
      10,036          IMI plc ......................................          50
   6,927,831        * Invensys plc .................................       2,344

                        SEE NOTES TO FINANCIAL STATEMENTS

                    2003 SEMIANNUAL REPORT  College Retirement Equities Fund  57

 Statement of Investments (Unaudited) - GLOBAL EQUITIES ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                         VALUE (000)
    ------                                                         ----------
 INSTRUMENTS AND RELATED PRODUCTS--(CONTINUED)
      90,219          Keyence Corp ...............................  $  16,530
          40        * KLA-Tencor Corp ............................          2
      32,000          Konica Corp ................................        364
       5,457          Nikon Corp .................................         45
          68          Nobel Biocare Holding Ag ...................          5
     512,493          Nobel Biocare Holding AG. ..................     34,222
      21,211          OCE NV .....................................        219
      20,055          Olympus Optical Co Ltd .....................        415
      87,200        e Paris Miki, Inc ............................      1,192
      35,168          PerkinElmer, Inc ...........................        486
     179,879          Raytheon Co ................................      5,907
      55,318          Ricoh Co Ltd ...............................        904
      94,380          Smith & Nephew plc .........................        542
      42,000        * ST Assembly Test Services Ltd ..............         41
     436,596        * St. Jude Medical, Inc ......................     25,104
      57,187          Synthes-Stratec, Inc .......................     41,079
      81,331        * Teradyne, Inc ..............................      1,408
         830          The Swatch Group AG. (Br) ..................         75
      16,505          The Swatch Group AG. (Regd) ................        300
      29,700        * Thermo Electron Corp .......................        624
      58,900          Tokyo Seimitsu Co Ltd ......................      1,329
       3,000          Ushio, Inc .................................         35
      39,507        e Yokogawa Electric Corp .....................        305
                                                                    ---------
                      TOTAL INSTRUMENTS AND RELATED PRODUCTS          215,885
                                                                    ---------
 INSURANCE AGENTS, BROKERS AND SERVICES--0.18%
     121,825          AON Corp ...................................      2,934
          30          Marsh & McLennan Cos, Inc ..................          2
   1,660,000          Old Mutual plc .............................      2,397
     290,659          Sun Life Financial, Inc ....................      5,985
                                                                    ---------
                      TOTAL INSURANCE AGENTS, BROKERS AND SERVICES     11,318
                                                                    ---------
 INSURANCE CARRIERS--4.06%
     311,265        e Aegon NV ...................................      3,117
     766,821          Aetna, Inc .................................     46,163
           1          Aflac, Inc .................................          0
     605,000          Aioi Insurance Co Ltd ......................      1,471
      27,468          Allianz AG. (Regd) .........................      2,283
     624,876          American International Group, Inc ..........     34,481
      87,522       e* AMP Ltd ....................................        292
      92,802          Assicurazioni Generali S.p.A. ..............      2,151
     451,945          Aviva plc ..................................      3,138
     252,194          AXA ........................................      3,913
      82,637          Canada Life Financial Corp .................      2,706
      71,000          Chubb Corp .................................      4,260
      62,240          Cigna Corp .................................      2,922
      14,401          Corporacion Mapfre S.A. ....................        154
      10,732          Fairfax Financial Holdings Ltd .............      1,619
     747,000        e Fuji Fire & Marine Insurance Co Ltd ........      1,331
     112,738          Hartford Financial Services Group, Inc .....      5,677
     680,058          Insurance Australia Group Ltd ..............      1,551
      65,700          Jefferson-Pilot Corp .......................      2,724
      41,400          John Hancock Financial Services, Inc .......      1,272
     848,573          Legal & General Group plc ..................      1,176
      81,821          Lincoln National Corp ......................      2,915
     241,326       e* Manulife Financial Corp ....................      6,783
      65,337          MBIA, Inc ..................................      3,185
      43,346          MGIC Investment Corp .......................      2,022
         134          Millea Holdings, Inc .......................      1,024
     120,805          Mitsui Sumitomo Insurance Co Ltd ...........        560
      11,024          Muenchener Rueckver AG. (Regd) .............      1,124
   2,388,700          New Africa Capital Ltd .....................      1,893
     177,000          Nissay Dowa General Insurance Co Ltd .......        654
       7,757          Pohjola Group plc (D Shs) ..................        133
      38,827          Power Corp of Canada .......................      1,199
      25,996        e Power Financial Corp .......................        837
     412,866          Prudential plc .............................      2,500
      67,114        e QBE Insurance Group Ltd ....................        419
      37,431          RAS S.p.A. .................................        568
     167,199          Royal & Sun Alliance Insurance Group plc ...        383
     800,566          Safeco Corp ................................     28,244
       8,436          Sampo Oyj (A Shs) ..........................         62
     187,062          Skandia Forsakrings AB .....................        498
      46,207          Sompo Japan Insurance, Inc .................        252
     297,857          St. Paul Cos, Inc ..........................     10,875
      48,745          Swiss Reinsurance Co (Regd) ................      2,701
      19,814        * Tower Ltd ..................................         17
   2,330,130          Travelers Property Casualty Corp (Class B) .     36,746
     121,093          UnumProvident Corp .........................      1,624
     226,209          Zurich Financial Services AG. ..............     26,970
                                                                    ---------
                      TOTAL INSURANCE CARRIERS                        256,589
                                                                    ---------
 LEATHER AND LEATHER PRODUCTS--0.30%
     297,711        * Coach, Inc .................................     14,808
   1,637,500          Yue Yuen Industrial Holdings ...............      4,189
                                                                    ---------
                      TOTAL LEATHER AND LEATHER PRODUCTS               18,997
                                                                    ---------
 LOCAL AND INTERURBAN PASSENGER TRANSIT--0.05%
           8          Central Japan Railway Co ...................         57
         532          East Japan Railway Co ......................      2,366
      74,000          Keio Electric Railway Co Ltd ...............        338
     483,000          MTR Corp ...................................        554
       3,000          SMRT Corp Ltd ..............................          1
                                                                    ---------
                      TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT      3,316
                                                                    ---------
 LUMBER AND WOOD PRODUCTS--0.04%
      87,192        * Fletcher Challenge Forests Ltd .............         59
     109,700          Georgia-Pacific Corp .......................      2,079
       4,987          Holmen AB (B Shs) ..........................        136
       5,000        * Masonite International Corp ................        103
      48,816          Sekisui House Ltd ..........................        370
                                                                    ---------
                      TOTAL LUMBER AND WOOD PRODUCTS                    2,747
                                                                    ---------
 METAL MINING--0.45%
   1,893,540          Alumina Ltd ................................      5,169
     191,477        e Barrick Gold Corp ..........................      3,381
      42,499        * Barrick Gold Corp (U.S.) ...................        761
      60,804          Cameco Corp ................................      1,947
      17,700        * Falconbridge Ltd ...........................        233
      12,710          Iluka Resources Ltd ........................         35
      94,342        * Inco Ltd ...................................      1,981
       8,343          Johnson Matthey plc ........................        122
     133,862        * Kinross Gold Corp ..........................        896
     193,215          Mitsubishi Materials Corp ..................        248
     387,000          Mitsui Mining & Smelting Co Ltd ............      1,144
     218,948          Newcrest Mining Ltd ........................      1,123
      21,839          Outokumpu Oyj ..............................        192
          22        * Phelps Dodge Corp ..........................          1
     174,252        * Placer Dome, Inc ...........................      2,116
      99,974          Rio Tinto Ltd ..............................      1,958
      99,296          Rio Tinto plc ..............................      1,868
      23,000          Sumitomo Metal Mining Co Ltd ...............         88
      11,000       e* Teck Cominco Ltd (Class B) .................         89
       5,590          Umicore ....................................        290
   2,078,045        * WMC Resources Ltd ..........................      4,892
                                                                    ---------
                      TOTAL METAL MINING                               28,534
                                                                    ---------
 MISCELLANEOUS MANUFACTURING INDUSTRIES--0.13%
       3,900          Aderans Co Ltd .............................         69
       3,983        e Amer Group plc .............................        122

      51,800          Bandai Co Ltd ..............................       1,976
      45,382          Bulgari S.p.A. .............................         253
      38,600        e Hogy Medical Co Ltd ........................       1,514

                        SEE NOTES TO FINANCIAL STATEMENTS

58  College Retirement Equities Fund  2003 SEMIANNUAL REPORT

 Statement of Investments (Unaudited) - GLOBAL EQUITIES ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                          VALUE (000)
    ------                                                          ----------
 MISCELLANEOUS MANUFACTURING INDUSTRIES--(CONTINUED)
     194,054          Mattel, Inc ................................       3,672
       9,567          Nintendo Co Ltd ............................         688
       7,217        * RHI AG. ....................................          86
      17,370        * Sega Corp ..................................         123
         200          Tyco International Ltd .....................           4
                                                                    ----------
                      TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES       8,507
                                                                    ----------
 MISCELLANEOUS RETAIL--0.20%
          62        * Amazon.Com, Inc ............................           2
      71,546          Boots Group plc ............................         766
      80,269        * eBay, Inc ..................................       8,362
      93,839          GUS plc ....................................       1,051
      63,446          Next plc ...................................       1,075
      98,069          Signet Group plc ...........................         146
      94,321        * Toys "R" Us, Inc ...........................       1,143
                                                                    ----------
                      TOTAL MISCELLANEOUS RETAIL                        12,545
                                                                    ----------
 MOTION PICTURES--0.29%
       2,400          Avex, Inc ..................................          32
          42        * Liberty Media Corp (Class A) ...............           0
      88,878          Rank Group plc .............................         365
         140          Toho Co Ltd ................................           1
     906,983          Walt Disney Co .............................      17,913
                                                                    ----------
                      TOTAL MOTION PICTURES                             18,311
                                                                    ----------
 NONDEPOSITORY INSTITUTIONS--2.81%
       6,735          Acom Co Ltd ................................         243
       5,550          Aiful Corp .................................         237
   1,309,429          American Express Co ........................      54,747
      14,604          Credit Saison Co Ltd .......................         239
   1,057,667          Fannie Mae .................................      71,329
     204,805          Freddie Mac ................................      10,398
     934,640          HBOS plc ...................................      12,099
     320,886          ING Groep NV ...............................       5,575
      43,040          Irish Life & Permanent plc .................         465
     821,795          MBNA Corp ..................................      17,126
       9,496          ORIX Corp ..................................         525
       8,613          Promise Co Ltd .............................         322
      47,254          Provident Financial plc ....................         497
          31        * Providian Financial Corp ...................           0
      39,580          SFCG Co Ltd ................................       3,662
       6,541        e Takefuji Corp ..............................         339
                                                                    ----------
                      TOTAL NONDEPOSITORY INSTITUTIONS                 177,803
                                                                    ----------
 NONMETALLIC MINERALS, EXCEPT FUELS--0.03%
      10,000          Dowa Mining Co Ltd .........................          38
       1,938        e Potash Corp of Saskatchewan ................         123
      45,042          Vulcan Materials Co ........................       1,670
                                                                    ----------
                      TOTAL NONMETALLIC MINERALS, EXCEPT FUELS           1,831
                                                                    ----------
 OIL AND GAS EXTRACTION--2.87%
      37,025          Anadarko Petroleum Corp ....................       1,647
     264,568          Apache Corp ................................      17,213
     369,335          Burlington Resources, Inc ..................      19,970
      85,854          Canadian Natural Resources Ltd .............       3,396
     692,500          CNOOC Ltd ..................................       1,021
     209,824        e EnCana Corp ................................       7,984
      90,500          GlobalSantaFe Corp .........................       2,112
     152,653        e Husky Energy, Inc ..........................       1,966
     378,478          IHC Caland NV ..............................      19,323
      34,746          Imperial Oil Ltd ...........................       1,204
      44,400          Kerr-McGee Corp ............................       1,989
     137,290          Marathon Oil Corp ..........................       3,618
      66,771        * Nexen, Inc .................................       1,678
      53,700        * Noble Corp .................................       1,842
       1,364          OMV AG. ....................................         164
   2,729,409          Origin Energy Ltd ..........................       7,413
      49,582        * Penn West Petroleum Ltd ....................       1,587
     127,245        e Petro-Canada ...............................       5,053
     230,500          Schlumberger Ltd ...........................      10,965
   2,754,719          Shell Transport & Trading Co plc ...........      18,183
      45,753        e Statoil ASA ................................         390
      35,996          Talisman Energy, Inc .......................       1,629
     286,809          Total S.A. .................................      43,343
      10,800        * Total S.A. (Strip Vvpr) ....................           0
     141,434        * Transocean, Inc ............................       3,107
     114,254          Unocal Corp ................................       3,278
      25,900        * Weatherford International Ltd ..............       1,085
                                                                    ----------
                      TOTAL OIL AND GAS EXTRACTION                     181,160
                                                                    ----------
 PAPER AND ALLIED PRODUCTS--0.45%
     175,731          Abitibi-Consolidated, Inc (Canada) .........       1,112
     218,787          Amcor Ltd ..................................       1,191
      29,510          Bunzl plc ..................................         207
      18,069          Carter Holt Harvey Ltd .....................          19
      54,237          De La Rue plc ..............................         212
      85,600        * Domtar, Inc ................................         932
     225,484          Kimberly-Clark Corp ........................      11,757
       1,858          Mayr-Melnhof Karton AG. ....................         155
      11,800          MeadWestvaco Corp ..........................         291
      35,723          NGK Insulators Ltd .........................         198
       1,092          Nippon Unipac Holding ......................       4,265
      17,469          Norske Skogindustrier ASA ..................         261
     776,588          OJI Paper Co Ltd ...........................       3,395
     228,100          Sappi Ltd ..................................       2,743
      51,391          Stora Enso Oyj (R Shs) .....................         574
      14,864          Svenska Cellulosa AB (B Shs) ...............         508
      49,693          UPM-Kymmene Oyj ............................         725
                                                                    ----------
                      TOTAL PAPER AND ALLIED PRODUCTS                   28,545
                                                                    ----------
 PERSONAL SERVICES--0.01%
      26,250          Cintas Corp ................................         930
                                                                    ----------
                      TOTAL PERSONAL SERVICES                              930
                                                                    ----------
 PETROLEUM AND COAL PRODUCTS--4.37%
   2,393,152          BHP Billiton Ltd ...........................      13,867
   7,740,643          BP plc .....................................      53,679
     373,700          ChevronTexaco Corp .........................      26,981
   1,614,634        e ENI S.p.A. .................................      24,419
   3,353,682          ExxonMobil Corp ............................     120,431
      51,365        e Fortum Oyj .................................         412
     125,138          Nippon Oil Corp ............................         543
      24,880          Norsk Hydro ASA ............................       1,224
      86,373        e Repsol YPF S.A. ............................       1,401
     591,553          Royal Dutch Petroleum Co ...................      27,458
      82,678          Santos Ltd .................................         327
         494          Shell Canada Ltd (Class A) (U.S.) ..........          19
      20,100          Showa Shell Sekiyu KK ......................         144
     163,539        e Suncor Energy, Inc .........................       3,050
      27,000        e TonenGeneral Sekiyu KK .....................         190
     261,225          Woodside Petroleum Ltd .....................       2,169
                                                                    ----------
                      TOTAL PETROLEUM AND COAL PRODUCTS                276,314
                                                                    ----------
 PIPELINES, EXCEPT NATURAL GAS--0.02%
      32,942        * Enbridge, Inc ..............................       1,162
                                                                    ----------
                      TOTAL PIPELINES, EXCEPT NATURAL GAS ........       1,162
                                                                    ----------
 PRIMARY METAL INDUSTRIES--0.47%
       2,831          Acerinox S.A. ..............................         108
     160,290        * Alcan, Inc .................................       4,956
     375,158          Alcoa, Inc .................................       9,567
       7,948          Arcelor ....................................          93
     227,463          BHP Billiton plc ...........................       1,197

                        SEE NOTES TO FINANCIAL STATEMENTS

                    2003 SEMIANNUAL REPORT  College Retirement Equities Fund  59

 Statement of Investments (Unaudited) - GLOBAL EQUITIES ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                          VALUE (000)
    ------                                                          ----------
 PRIMARY METAL INDUSTRIES--(CONTINUED)
     395,996          BHP Steel Ltd ..............................  $      988
     108,688        * Corus Group plc ............................          27
      96,316          Dofasco, Inc ...............................       1,844
   4,006,207          Nippon Steel Corp ..........................       5,505
       6,435          NKT Holding a/s ............................          89
     156,706          OneSteel Ltd ...............................         202
      29,539        * Rautaruukki Oyj ............................         127
       1,246          Sapa AB ....................................          25
       7,571          Ssab Svenskt Stal AB (Series A) ............         101
       3,444          Ssab Svenskt Stal AB (Series B) ............          44
      87,000        * Sumitomo Heavy Industries Ltd ..............         129
   3,866,502          Sumitomo Metal Industries Ltd ..............       2,673
      39,788          ThyssenKrupp AG. ...........................         459
      10,838          Trelleborg AB (B Shs) ......................         116
       7,023        e TUI AG. ....................................         104
      46,875        * Vivendi Universal S.A. (Spon ADR) ..........         864
       4,161          Voestalpine AG. ............................         164
                                                                    ----------
                      TOTAL PRIMARY METAL INDUSTRIES                    29,382
                                                                    ----------
 PRINTING AND PUBLISHING--0.24%
      66,317          Dai Nippon Printing Co Ltd .................         701
       4,385          Daily Mail & General Trust plc .............          41
      19,600          Dow Jones & Co, Inc ........................         843
      23,020        e Eniro AB ...................................         197
       1,211       e* Eniro AB (Redemption Shs) ..................          12
      10,694          Gruppo Editoriale L'Espresso S.p.A. ........          42
      93,151          Independent News & Media plc ...............         169
      19,489          Independent Newspapers Ltd .................          49
     252,226          John Fairfax Holdings Ltd ..................         487
     459,914          News Corp Ltd ..............................       3,455
      88,424          Pearson plc ................................         826
      69,374        e Quebecor World, Inc ........................       1,272
       6,494        * Quebecor, Inc (Class B) ....................          79
      45,235          R.R. Donnelley & Sons Co ...................       1,182
      36,900          Reader's Digest Association, Inc (Class A) .         497
      57,201          Reed Elsevier NV ...........................         675
     261,187          Reed Elsevier plc ..........................       2,173
       6,809          Schibsted ASA ..............................          94
      20,528          SCMP Group Ltd .............................           8
     576,387       e* Seat-Pagine Gialle S.p.A. ..................         400
      33,935          Singapore Press Holdings Ltd ...............         353
      64,540          Toppan Printing Co Ltd .....................         462
          11          Tribune Co .................................           1
      23,587        e VNU NV .....................................         727
      32,997          Wolters Kluwer NV ..........................         398
                                                                    ----------
                      TOTAL PRINTING AND PUBLISHING                     15,143
                                                                    ----------
 RAILROAD TRANSPORTATION--0.26%
     146,390        e Brambles Industries Ltd ....................         449
      87,100          Canadian National Railway Co ...............       4,203
          66        * Canadian National Railway Co (Canada) ......           3
     122,432        e Canadian Pacific Railway Ltd ...............       2,731
      94,542          CSX Corp ...................................       2,845
     427,821          Firstgroup plc .............................       1,906
      46,381        e Keihin Electric Express Railway Co Ltd .....         227
     108,700        e Kinki Nippon Railway Co Ltd ................         282
      97,000          Nippon Express Co Ltd ......................         376
     172,100          Norfolk Southern Corp ......................       3,304
                                                                    ----------
                      TOTAL RAILROAD TRANSPORTATION ..............      16,326
                                                                    ----------
 REAL ESTATE--0.26%
      66,806          British Land Co plc ........................         530
      97,295          Brookfield Properties Corp .................       2,077
   3,020,663          CapitaLand Ltd .............................       2,127
     134,704          Cheung Kong Holdings Ltd ...................         810
           1        * Chinese Estates Holdings Ltd ...............           0
     534,853          Commonwealth Property Office Fund ..........         430
     120,691          Great Portland Estates plc .................         459
      73,000          Guocoland Ltd ..............................          41
      42,798          Hammerson plc ..............................         350
     145,000          Hang Lung Properties Ltd ...................         131
       4,751          Harvey Norman Holdings Ltd .................           8
      32,882          Henderson Land Development Co Ltd ..........          94
      92,293          Hysan Development Co Ltd ...................          76
     189,262          Mirvac Group ...............................         564
     100,552          Mitsubishi Estate Co Ltd ...................         681
     195,802        e Mitsui Fudosan Co Ltd ......................       1,251
      27,960          Sacyr Vallehermoso S.A. ....................         310
      40,269          Sino Land Co Ltd ...........................          13
     254,403          Stockland Trust Group ......................         855
     992,125          Sun Hung Kai Properties Ltd ................       5,013
      83,200          United Overseas Land Ltd ...................          99
      20,015          Westfield Holdings Ltd .....................         196
                                                                    ----------
                      TOTAL REAL ESTATE                                 16,115
                                                                    ----------
 RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.63%
       5,223          Adidas-Salomon AG. .........................         447
     710,369        e Bridgestone Corp ...........................       9,643
      19,781          Continental AG. ............................         415
      69,848       e* Goodyear Tire & Rubber Co ..................         367
      16,006        e Michelin (C.G.D.E.) (B Shs) ................         625
      74,969          Nike, Inc (Class B) ........................       4,010
      37,476       e* Pirelli S.p.A. .............................          38
     236,984        e Puma AG. Rudolf Dassler Sport ..............      23,540
      62,321        * Royal Group Technologies Ltd ...............         442
       7,200        e Toyoda Gosei Co Ltd ........................         142
                                                                    ----------
                      TOTAL RUBBER AND MISCELLANEOUS PLASTIC
                      PRODUCTS                                          39,669
                                                                    ----------
 SECURITY AND COMMODITY BROKERS--1.36%
      79,992          3i Group plc ...............................         746
      82,236          Amvescap plc ...............................         567
      25,224          Close Brothers Group plc ...................         270
   1,000,123          Daiwa Securities Group, Inc ................       5,747
         397          Deutsche Boerse AG. ........................          21
     516,404       e* FinecoGroup S.p.A. .........................         278
     104,525          Goldman Sachs Group, Inc ...................       8,754
     116,589          Hong Kong Exchanges & Clearing Ltd .........         167
       1,000          Investors Group, Inc .......................          21
     130,347          Itochu Corp ................................         328
   1,945,796          Man Group plc ..............................      38,402
   2,997,000        e Marubeni Corp ..............................       3,894
      83,450          Mitsubishi Corp ............................         579
      99,714        e Mitsui & Co Ltd ............................         500
     420,282          Morgan Stanley .............................      17,967
     665,306          Nikko Cordial Corp .........................       2,671
     403,319          Nomura Holdings, Inc .......................       5,119
       7,318          OM AB ......................................          52
     145,000          Singapore Exchange Ltd .....................         113
     383,000        * Yamaichi Securities Co Ltd .................           6
                                                                    ----------
                      TOTAL SECURITY AND COMMODITY BROKERS              86,202
                                                                    ----------
 SPECIAL TRADE CONTRACTORS--0.05%
     931,000          Kinden Corp ................................       3,125
                                                                    ----------
                      TOTAL SPECIAL TRADE CONTRACTORS                    3,125
                                                                    ----------
 STONE, CLAY, AND GLASS PRODUCTS--0.11%
      70,912          Asahi Glass Co Ltd .........................         440
      76,993          Boral Ltd ..................................         261
      29,334          Compagnie De Saint-Gobain ..................       1,154
      38,804          CRH plc (Ireland) ..........................         608
       8,547          CRH plc (United Kingdom) ...................         135
      17,902          CSR Ltd ....................................          23
      75,324          Hanson plc .................................         420


                        SEE NOTES TO FINANCIAL STATEMENTS

60  College Retirement Equities Fund  2003 SEMIANNUAL REPORT

 Statement of Investments (Unaudited) - GLOBAL EQUITIES ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------


    SHARES                                                          VALUE (000)
    ------                                                          ----------
 STONE, CLAY, AND GLASS PRODUCTS--(CONTINUED)
       1,815        * Heidelberger Zement AG. (Belgium) ..........  $       41
       4,297        * Heidelberger Zement AG. (Germany) ..........          95
       1,815        * Heidelberger Zement AG. (Strip Vvpr) .......           0
      12,951          Holcim Ltd (Regd) ..........................         479
      10,820          Hoya Corp ..................................         745
       2,043        e Imerys S.A. ................................         297
      26,630        e Italcementi S.p.A. .........................         303
      68,401          James Hardie Industries NV .................         323
      11,432       e* Lafarge S.A. ...............................          31
      11,314        e Lafarge S.A. (Br) ..........................         663
         972          Nippon Sheet Glass Co Ltd ..................           3
     112,158          Rinker Group Ltd ...........................         394
      98,037       e* Taiheiyo Cement Corp .......................         168
         700          Toto Ltd ...................................           4
       9,371        e Wienerberger AG. ...........................         165
                                                                    ----------
                      TOTAL STONE, CLAY, AND GLASS PRODUCTS              6,752
                                                                    ----------
 TEXTILE MILL PRODUCTS--0.05%
         785        * Kanebo Ltd .................................           1
       4,000          Nisshinbo Industries, Inc ..................          18
   1,964,000          Toyobo Co Ltd ..............................       3,418
                                                                    ----------
                      TOTAL TEXTILE MILL PRODUCTS                        3,437
                                                                    ----------
 TOBACCO PRODUCTS--0.02%
      31,021          Altadis S.A. ...............................         795
         345          Altria Group, Inc ..........................          16
          76          Japan Tobacco, Inc .........................         411
                                                                    ----------
                      TOTAL TOBACCO PRODUCTS                             1,222
                                                                    ----------
 TRANSPORTATION BY AIR--0.10%
       3,661          Air France .................................          47
     358,002       e* Alitalia S.p.A. ............................          90
      65,000        e All Nippon Airways Co Ltd ..................         125
      35,330          Auckland International Airport Ltd .........         127
     117,269          BAA plc ....................................         949
      85,595        * British Airways plc ........................         214
      93,000          Cathay Pacific Airways Ltd .................         125
      28,384        e Deutsche Lufthansa AG. (Regd) ..............         332
      81,382        e Iberia Lineas Aereas de Espana .............         158
     111,234       e* Japan Airlines System Corp .................         243
       2,045          KLM (Royal Dutch Airlines) NV ..............          17
      24,860        * Ryanair Holdings plc .......................         179
         732        * Ryanair Holdings plc (Spon ADR) ............          33
       9,751        * SAS AB .....................................          54
     258,139          Singapore Airlines Ltd .....................       1,525
      85,832          Southwest Airlines Co ......................       1,476
     110,389          Swire Pacific Ltd (A Shs) ..................         483
                                                                    ----------
                      TOTAL TRANSPORTATION BY AIR                        6,177
                                                                    ----------
 TRANSPORTATION EQUIPMENT--3.16%
      10,535        * Aker Kvaerner ASA ..........................         139
   1,559,870          Autoliv, Inc ...............................      42,241
     486,792          BAE Systems plc ............................       1,145
      23,211          BBA Group plc ..............................          80
     307,700          Boeing Co ..................................      10,560
       1,476          Bombardier, Inc (Class A) ..................           5
     243,470        e Bombardier, Inc (Class B) ..................         819
     269,090          CAE, Inc ...................................       1,135
      23,193          Cycle & Carriage Ltd .......................          65
     162,205        e DaimlerChrysler AG. (Regd) .................       5,663
      13,593        e DaimlerChrysler AG. (U.S.) .................         472
      65,989          Dana Corp ..................................         763
     236,173          Delphi Corp ................................       2,038
      42,213          Denso Corp .................................         669
           1        * Fiat S.p.A. ................................           0
       1,278          Ford Motor Co ..............................          14
     297,984        * General Motors Corp-Hughes Electronics Corp        3,817
      77,300          Genuine Parts Co ...........................       2,474
      26,000        e Hino Motors Ltd ............................         123
     524,976          Honda Motor Co Ltd .........................      19,893
     345,900          Honeywell International, Inc ...............       9,287
         815          Kawasaki Heavy Industries Ltd ..............           1
   1,033,500          Keppel Corp Ltd ............................       2,876
     171,735          Lockheed Martin Corp .......................       8,169
      40,598        e Magna International, Inc (Class A) .........       2,711
      21,516          MAN AG. ....................................         364
      84,000          Mitsui Engineering & Shipbuilding Co Ltd ...         106
     502,332          Nissan Motor Co Ltd ........................       4,803
      70,557          Northrop Grumman Corp ......................       6,088
          38        * NWS Holdings Ltd ...........................           0
     737,616        e Patrick Corp Ltd ...........................       6,208
      19,336        e Peugeot Citroen S.A. .......................         939
      15,101          Renault S.A. ...............................         798
     979,928          Rolls-Royce Group plc ......................       2,074
      77,000          SembCorp Marine Ltd ........................          43
       1,500        e Shimano, Inc ...............................          23
     105,972          Siemens AG. ................................       5,199
      67,286          Smiths Group plc ...........................         781
      55,188          Textron, Inc ...............................       2,153
     988,127        e Toyota Industries Corp .....................      16,080
     849,394          Toyota Motor Corp ..........................      22,000
     207,700          United Technologies Corp ...................      14,711
      11,170        e Valeo S.A. .................................         387
      58,000          Visteon Corp ...............................         398
      11,158          Volkswagen AG. .............................         472
       1,430          Volvo AB (A Shs) ...........................          30
      24,672          Volvo AB (B Shs) ...........................         542
      11,000        e Yamaha Motor Co Ltd ........................          93
                                                                    ----------
                      TOTAL TRANSPORTATION EQUIPMENT                   199,451
                                                                    ----------
 TRANSPORTATION SERVICES--0.09%
       1,770        * New World Infrastucture Ltd ................           0
      64,301          Sabre Holdings Corp ........................       1,585
     919,256          Toll Holdings Ltd ..........................       4,365
                                                                    ----------
                      TOTAL TRANSPORTATION SERVICES                      5,950
                                                                    ----------
 TRUCKING AND WAREHOUSING--0.78%
     390,000          Mitsui-Soko Co Ltd .........................         796
      37,000          Seino Transportation Co Ltd ................         212
     336,000        e Sumitomo Warehouse Co Ltd ..................         753
      36,411        e TPG NV .....................................         632
     645,668          United Parcel Service, Inc (Class B) .......      41,129
     504,107          Yamato Transport Co Ltd ....................       5,579
                                                                    ----------
                      TOTAL TRUCKING AND WAREHOUSING                    49,101
                                                                    ----------
 WATER TRANSPORTATION--0.11%
         128          A.P. Moller-Maersk a/s .....................         692
       6,800          Associated British Ports Holdings plc ......          45
     106,986          Carnival Corp ..............................       3,478
       2,772          Carnival plc ...............................          84
     112,790          CP Ships Ltd ...............................       1,864
      45,022          Exel plc ...................................         462
      38,968          Kamigumi Co Ltd ............................         195
       5,474          Mitsui O.S.K. Lines Ltd ....................          17
     107,124        * Neptune Orient Lines Ltd ...................          90
      16,974          Nippon Yusen Kabushiki Kaisha ..............          66
                                                                    ----------
                      TOTAL WATER TRANSPORTATION                         6,993
                                                                    ----------
 WHOLESALE TRADE-DURABLE GOODS--1.31%
      15,709        e AGFA Gevaert NV ............................         334
       9,000       e* Anritsu Corp ...............................          49
      65,887        * Centerpulse AG. (Regd) .....................      17,730
         300          D'ieteren S.A. .............................          43
      21,000          Fuji Electric Co Ltd .......................          46
      25,049          Fujisawa Pharmaceutical Co Ltd .............         469


                        SEE NOTES TO FINANCIAL STATEMENTS

                    2003 SEMIANNUAL REPORT  College Retirement Equities Fund  61

 Statement of Investments (Unaudited) - GLOBAL EQUITIES ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                          VALUE (000)
    ------                                                          ----------
 WHOLESALE TRADE-DURABLE GOODS--(CONTINUED)
       1,715          Instrumentarium Oyj ........................  $       65
   1,030,607          Johnson & Johnson ..........................      53,282
      13,748          M.J. Maillis S.A. ..........................          47
      16,900          Mitsumi Electric Co Ltd ....................         175
         800        e Sanrio Co Ltd ..............................           5
      25,000          SembCorp Logistics Ltd .....................          27
     918,896          SSL International plc ......................       4,458
     253,456          Terumo Corp ................................       4,211
       1,570          Titan Cement Co S.A. .......................          57
      35,100          W.W. Grainger, Inc .........................       1,641
         983          Zodiac S.A. ................................          24
                                                                    ----------
                      TOTAL WHOLESALE TRADE-DURABLE GOODS               82,663
                                                                    ----------
 WHOLESALE TRADE-NONDURABLE GOODS--0.70%
     393,140          Altana AG. .................................      24,803
     659,593          British American Tobacco plc ...............       7,483
         400          Cardinal Health, Inc .......................          26
       5,726          Celesio AG. ................................         225
       8,953          Ciba Specialty Chemicals AG. (Regd) ........         542
      56,939          Imperial Tobacco Group plc .................       1,018
       5,090          Inditex S.A. ...............................         128
      25,700        e Kokuyo Co Ltd ..............................         245
     193,645          Li & Fung Ltd ..............................         250
      52,388        e Loblaw Cos Ltd .............................       2,390
     122,500          McKesson Corp ..............................       4,378
      50,777          Swedish Match AB ...........................         384
         183          Wella AG. ..................................          13
      20,960       e* Weston (George) Ltd ........................       1,580
                                                                    ----------
                      TOTAL WHOLESALE TRADE-NONDURABLE GOODS            43,465
                                                                    ----------
                      TOTAL COMMON STOCK
                       (COST $6,048,368)                             6,192,433
                                                                    ----------

   PRINCIPAL
    -------
SHORT TERM INVESTMENTS--4.94%
 CERTIFICATE OF DEPOSIT--0.21%
                      Wells Fargo
$ 13,000,000           1.240%, 07/07/03 ..........................      13,000
                                                                    ----------
                      TOTAL CERTIFICATE OF DEPOSIT                      13,000
                                                                    ----------
 COMMERCIAL PAPER--2.63%
                      BMW U.S. Capital Corp
  17,300,000         d 0.910%, 07/24/03 ..........................      17,288
                      Ciesco LP
  11,300,000           1.220%, 07/09/03 ..........................      11,297
                      Coca-Cola Enterprises, Inc
  13,100,000         c 0.880%, 08/06/03 ..........................      13,086
                      Delaware Funding Corp
  15,000,000         c 1.040%, 08/22/03 ..........................      14,977
                      Fortune Brands
  17,300,000       c,d 1.220%, 07/10/03 ..........................      17,295
                      Govco, Inc
   9,600,000         c 1.210%, 08/07/03 ..........................       9,589
                      Private Export Funding Corp
  15,000,000       c,d 1.210%, 07/22/03 ..........................      14,990
                      Variable Funding Capital Corp
  17,300,000         c 1.250%, 07/08/03 ..........................      17,296
                      Greyhawk Funding LLC
  17,300,000       c,d 1.000%, 07/16/03 ..........................      17,292
                      Park Avenue Receivables Corp
  16,000,000         c 1.110%, 07/15/03 ..........................      15,993
                      Receivables Capital Corp
  17,300,000         c 1.120%, 07/02/03 ..........................      17,299
                                                                    ----------
                      TOTAL COMMERCIAL PAPER                           166,402
                                                                    ----------
 U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES--2.10%
                      Federal Home Loan Bank (FHLB)
$ 25,400,000           0.910%, 07/09/03 ..........................      25,394
                      Federal Home Loan Mortgage Corp (FHLMC)
  16,850,000           0.900%, 09/25/03 ..........................      16,811
  17,900,000           0.900%, 10/30/03 ..........................      17,841
                      Federal National Mortgage Association (FNMA)
   5,400,000           1.180%, 07/07/03 ..........................       5,399
   7,300,000           1.185%, 07/07/03 ..........................       7,299
   6,500,000           1.180%, 07/09/03 ..........................       6,498
  50,000,000           1.170%, 08/20/03 ..........................      49,958
   3,525,000           1.175%, 08/20/03 ..........................       3,520
                                                                    ----------
                      TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT
                      NOTES                                            132,720
                                                                    ----------
                      TOTAL SHORT TERM INVESTMENTS
                       (COST $312,094)                                 312,122
                                                                    ----------
                      TOTAL PORTFOLIO--103.11%
                       (COST $6,368,685)                             6,512,724
                      OTHER ASSETS & LIABILITIES--(3.11)%             (196,264)
                                                                    ----------
                      NET ASSETS--100.00%                           $6,316,460
                                                                    ==========

---------------
*  Non-income producing
b  In bankcruptcy
c Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d All or a portion of these securities have been segregated by the custodian to cover margins or other requirements on open futures contracts.
e  All or a portion of these securities are out on loan.

   Note that the funds may use more specific industry categories in following their investment limitations on industry concentration.

                        SEE NOTES TO FINANCIAL STATEMENTS

62  College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - GROWTH ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

                               Summary by Industry

                                                       VALUE (000)        %
--------------------------------------------------------------------------------
CORPORATE BOND:
Nondepository Institutions ........................    $        7          0.00%
                                                       ----------       -------
TOTAL CORPORATE BOND ..............................             7          0.00
                                                       ----------       -------
 (COST $8)
PREFERRED STOCK:
Primary Metal Industries ..........................             0          0.00
Rubber and Miscellaneous Plastics Products ........           198          0.00
                                                       ----------       -------
TOTAL PREFERRED STOCK .............................           198          0.00
                                                       ----------       -------
 (COST $186)
COMMON STOCK:
Amusement and Recreation Services .................         1,014          0.01
Apparel and Accessory Stores ......................       106,784          1.14
Apparel and Other Textile Products ................         1,729          0.02
Auto Repair, Services and Parking .................             0          0.00
Automotive Dealers and Service Stations ...........         9,519          0.10
Building Materials and Garden Supplies ............       240,863          2.58
Business Services .................................     1,157,888         12.41
Chemicals and Allied Products .....................     1,831,883         19.63
Coal Mining .......................................           880          0.01
Communications ....................................       266,647          2.86
Depository Institutions ...........................       196,770          2.11
Eating and Drinking Places ........................        62,503          0.67
Educational Services ..............................        40,133          0.43
Electric, Gas, and Sanitary Services ..............         6,411          0.07
Electronic and Other Electric Equipment ...........     1,106,905         11.86
Engineering and Management Services ...............        40,279          0.43
Fabricated Metal Products .........................        34,800          0.37
Food and Kindred Products .........................       410,463          4.40
Food Stores .......................................        22,091          0.24
Furniture and Fixtures ............................        37,474          0.40
Furniture and Homefurnishings Stores ..............        36,083          0.39
General Building Contractors ......................         5,245          0.06
General Merchandise Stores ........................       360,730          3.87
Health Services ...................................       129,798          1.39
Holding and Other Investment Offices ..............         5,244          0.06
Hotels and Other Lodging Places ...................        61,442          0.66
Industrial Machinery and Equipment ................       919,934          9.86
Instruments and Related Products ..................       350,246          3.75
Insurance Agents, Brokers and Services ............        56,229          0.60
Insurance Carriers ................................       273,865          2.94
Leather and Leather Products ......................        10,079          0.11
Metal Mining ......................................         6,910          0.07
Miscellaneous Manufacturing Industries ............           396          0.00
Miscellaneous Retail ..............................       124,207          1.33
Motion Pictures ...................................         1,268          0.01
Nondepository Institutions ........................       402,109          4.31
Nonmetallic Minerals, Except Fuels ................           357          0.00
Oil and Gas Extraction ............................        51,917          0.56
Paper and Allied Products .........................        25,188          0.27
Personal Services .................................        22,236          0.24
Petroleum and Coal Products .......................         5,483          0.06
Primary Metal Industries ..........................             0          0.00
Printing and Publishing ...........................        40,132          0.43
Real Estate .......................................         4,394          0.05
Rubber and Miscellaneous Plastic Products .........        11,703          0.13
Security and Commodity Brokers ....................        59,880          0.65
Stone, Clay, and Glass Products ...................             0          0.00
Textile Mill Products .............................         5,271          0.06
Tobacco Products ..................................        82,377          0.88
Transportation by Air .............................        13,653          0.15
Transportation Equipment ..........................       147,086          1.58
Transportation Services ...........................        19,784          0.21
Trucking and Warehousing ..........................        47,068          0.50
Wholesale Trade-Durable Goods .....................       300,710          3.22
Wholesale Trade-Nondurable Goods                           75,533          0.81
                                                       ----------       -------
TOTAL COMMON STOCK ................................     9,231,593         98.95
                                                       ----------       -------
 (COST $9,692,329)
SHORT TERM INVESTMENTS:
Certificates of Deposit ...........................        15,000          0.16
Commercial Paper ..................................       151,953          1.63
U.S. Government and Agencies Discount Notes .......       171,175          1.83
Variable Vote .....................................        14,999          0.16
                                                       ----------       -------
TOTAL SHORT TERM INVESTMENTS ......................       353,127          3.78
                                                       ----------       -------
 (COST $353,102)
TOTAL PORTFOLIO
 (COST $10,045,625) ...............................     9,584,925        102.73
Other Assets & Liabilities, Net ...................      (254,974)        (2.73)
                                                       ----------       -------
NET ASSETS ........................................    $9,329,951        100.00
                                                       ==========       =======

   PRINCIPAL                                                         VALUE (000)
    -------                                                          -----------
 CORPORATE BOND--0.00%
  NONDEPOSITORY INSTITUTIONS--0.00%
                      Ugly Duckling Corp (Sub Deb)
  $    6,500           12.000%, 10/23/03 ............................   $      7
                                                                        --------
                      TOTAL NONDEPOSITORY INSTITUTIONS                         7
                                                                        --------
                      TOTAL CORPORATE BOND
                       (COST $8)                                               7
                                                                        --------

    SHARES
     -----
PREFERRED STOCK--0.00%
 PRIMARY METAL INDUSTRIES--0.00%
      13,200        * Superior Trust I ..............................          0
                                                                        --------
                      TOTAL PRIMARY METAL INDUSTRIES                           0
                                                                        --------
 RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.00%
       3,895        * Sealed Air Corp (New) .........................        198
                                                                        --------
                      TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS        198
                                                                        --------
                      TOTAL PREFERRED STOCK
                       (COST $186)                                           198
                                                                        --------
COMMON STOCK--98.95%
 AMUSEMENT AND RECREATION SERVICES--0.01%
          79        * Harrah's Entertainment, Inc ...................          3
      25,589          International Speedway Corp (Class A) .........      1,011
                                                                        --------
                      TOTAL AMUSEMENT AND RECREATION SERVICES              1,014
                                                                        --------
 APPAREL AND ACCESSORY STORES--1.14%
     157,212        * Abercrombie & Fitch Co (Class A) ..............      4,466
      90,361       e* American Eagle Outfitters, Inc ................      1,637
     137,212       e* Chico's FAS, Inc ..............................      2,888
      99,686        e Foot Locker, Inc ..............................      1,321
   3,490,890        e Gap, Inc ......................................     65,489
     303,384          Limited Brands, Inc ...........................      4,702
     146,171        e Ross Stores, Inc ..............................      6,247
      42,952          Talbots, Inc ..................................      1,265
     996,251          TJX Cos, Inc ..................................     18,769
                                                                        --------
                      TOTAL APPAREL AND ACCESSORY STORES                 106,784
                                                                        --------
 APPAREL AND OTHER TEXTILE PRODUCTS--0.02%
      23,272        * Columbia Sportswear Co ........................      1,196
      18,210        * Jones Apparel Group, Inc ......................        533
                                                                        --------
                      TOTAL APPAREL AND OTHER TEXTILE PRODUCTS             1,729
                                                                        --------
 AUTO REPAIR, SERVICES AND PARKING--0.00%
       7,173     b,e* ANC Rental Corp ...............................          0
                                                                        --------
                      TOTAL AUTO REPAIR, SERVICES AND PARKING                  0
                                                                        --------
AUTOMOTIVE DEALERS AND SERVICE STATIONS--0.10%
      26,730       e* Advance Auto Parts ............................      1,628
     130,001       e* Carmax, Inc ...................................      3,920
     117,483        * Copart, Inc ...................................      1,110


                        SEE NOTES TO FINANCIAL STATEMENTS

                    2003 SEMIANNUAL REPORT  College Retirement Equities Fund  63

      Statement of Investments (Unaudited) - GROWTH ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                           VALUE (000)
     -----                                                           ----------
 AUTOMOTIVE DEALERS AND SERVICE STATIONS--(CONTINUED)
      65,054       e* O'Reilly Automotive, Inc ....................  $    2,172
      31,432       e* Sonic Automotive, Inc .......................         689
                                                                     ----------
                      TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS       9,519
                                                                     ----------
 BUILDING MATERIALS AND GARDEN SUPPLIES--2.58%
     108,171        e Fastenal Co .................................       3,671
   2,980,315          Home Depot, Inc .............................      98,708
   3,224,309          Lowe's Cos ..................................     138,484
                                                                     ----------
                      TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES      240,863
                                                                     ----------
 BUSINESS SERVICES--12.41%
     155,581       e* Activision, Inc .............................       2,010
     105,239       e* Acxiom Corp .................................       1,588
      85,027          Adobe Systems, Inc ..........................       2,727
      57,404        * Advent Software, Inc ........................         971
      81,212       e* Affiliated Computer Services, Inc (Class A) .       3,714
      86,724       e* Alliance Data Systems Corp ..................       2,029
      26,104       e* AMN Healthcare Services, Inc ................         332
   3,859,405        * AOL Time Warner, Inc ........................      62,098
      58,904        e Autodesk, Inc ...............................         952
   2,272,650          Automatic Data Processing, Inc ..............      76,952
   2,527,971       e* BEA Systems, Inc ............................      27,454
     208,240        * Bisys Group, Inc ............................       3,825
     247,413        * BMC Software, Inc ...........................       4,040
     484,315       e* Brocade Communications Systems, Inc .........       2,853
     489,718       e* Cadence Design Systems, Inc .................       5,906
      69,106        * Catalina Marketing Corp .....................       1,220
     219,778       e* Ceridian Corp ...............................       3,730
      52,300       e* Cerner Corp .................................       1,200
     118,407        * Certegy, Inc ................................       3,286
      58,502       e* Checkfree Corp ..............................       1,629
     156,814        * ChoicePoint, Inc ............................       5,413
           8          Computer Associates International, Inc ......           0
      27,986       e* Computer Sciences Corp ......................       1,067
     277,677        * Compuware Corp ..............................       1,602
     319,300        * Convergys Corp ..............................       5,109
      86,460        * CSG Systems International, Inc ..............       1,222
          25        * CycleLogic, Inc .............................           0
     109,795        * D&B Corp ....................................       4,513
     121,652          Deluxe Corp .................................       5,450
     988,325       e* DST Systems, Inc ............................      37,556
          66          Electronic Data Systems Corp ................           1
     247,066          Equifax, Inc ................................       6,424
       3,038        * Expedia, Inc Wts 02/04/09 ...................         166
      92,433        e Fair Isaac Corp .............................       4,756
     913,233        e First Data Corp .............................      37,844
     353,129       e* Fiserv, Inc .................................      12,575
       2,100       b* Frontline Capital Group, Inc ................           0
      12,028       e* Genesisintermedia, Inc ......................           0
      46,688       e* Getty Images, Inc ...........................       1,928
      70,948          GTECH Holdings Corp .........................       2,671
     128,755          Henry (Jack) & Associates, Inc ..............       2,291
       7,507       e* Hudson Highland Group, Inc ..................         143
     278,463       e* i2 Technologies, Inc ........................         281
     472,401          IMS Health, Inc .............................       8,498
          25        * Interpublic Group of Cos, Inc ...............           0
     169,163        * Intuit, Inc .................................       7,533
      74,621        * Iron Mountain, Inc ..........................       2,768
     190,026        * J.D. Edwards & Co ...........................       2,723
           6       e* Juniper Networks, Inc .......................           0
      92,717        * Lamar Advertising Co ........................       3,265
      93,339        * Macromedia, Inc .............................       1,964
      92,905        e Manpower, Inc ...............................       3,446
  16,586,161          Microsoft Corp ..............................     424,772
      93,252       e* Monster Worldwide, Inc ......................       1,840
      55,111        * National Instruments Corp ...................       2,082
       9,301        * National Processing, Inc ....................         150
       2,400        * NCP Litigation Trust ........................           0
     285,984       e* Network Associates, Inc .....................       3,626
      50,260        e Omnicom Group, Inc ..........................       3,604
  11,963,870        * Oracle Corp .................................     143,806
   1,024,757       e* Peoplesoft, Inc .............................      18,025
      69,128       b* Peregrine Systems, Inc ......................          27
      87,100        * Perot Systems Corp (Class A) ................         989
      32,730        * Pixar, Inc ..................................       1,991
      31,572        * ProcureNet, Inc .............................           5
     138,301        * RealNetworks, Inc ...........................         938
      58,805        * Rent-A-Center, Inc ..........................       4,458
     123,572        e Reynolds & Reynolds Co (Class A) ............       3,529
     283,769       e* Robert Half International, Inc ..............       5,375
   1,280,555          SAP AG. (Spon ADR) ..........................      37,418
          58        * Siebel Systems, Inc .........................           1
   9,439,488        * Sun Microsystems, Inc .......................      43,422
     376,127        * SunGard Data Systems, Inc ...................       9,745
      80,022        * Sybase, Inc .................................       1,113
     903,876       e* Symantec Corp ...............................      39,644
     122,103        * Titan Corp ..................................       1,256
      69,798        e Total System Services, Inc ..................       1,556
      99,780       e* Unisys Corp .................................       1,225
      20,549        * United Rentals, Inc .........................         285
     209,596        * VeriSign, Inc ...............................       2,899
          53        * Veritas Software Corp .......................           2
     137,788          Viad Corp ...................................       3,085
     266,268       e* WebMD Corp ..................................       2,884
     141,028        * Westwood One, Inc ...........................       4,785
     721,186       e* Yahoo!, Inc .................................      23,626
                                                                     ----------
                      TOTAL BUSINESS SERVICES                         1,157,888
                                                                     ----------
 CHEMICALS AND ALLIED PRODUCTS--19.63%
   4,361,746          Abbott Laboratories .........................     190,870
       4,150        e Alberto-Culver Co (Class B) .................         212
     720,404          Alcon, Inc ..................................      32,922
          26          Allergan, Inc ...............................           2
   4,213,702        * Amgen, Inc ..................................     282,234
      13,504        * Amylin Pharmaceuticals, Inc .................         296
     119,804        * Andrx Corp ..................................       2,384
     130,412          Avery Dennison Corp .........................       6,547
   1,027,952          Avon Products, Inc ..........................      63,939
     251,925        * Barr Laboratories, Inc ......................      16,501
          55        * Biogen, Inc .................................           2
          40        * Biovail Corp ................................           2
     791,520          Bristol-Myers Squibb Co .....................      21,490
      15,449          Cabot Corp ..................................         443
          13        * Cephalon, Inc ...............................           1
      84,174       e* Charles River Laboratories International, Inc       2,709
     169,745       e* Chiron Corp .................................       7,421
      39,691          Church & Dwight Co, Inc .....................       1,299
     152,974          Clorox Co ...................................       6,524
     881,346          Colgate-Palmolive Co ........................      51,074
      41,162          Diagnostic Products Corp ....................       1,690
      93,355          Dial Corp ...................................       1,816
     476,538        e Ecolab, Inc .................................      12,199
     140,855          Estee Lauder Cos (Class A) ..................       4,723
     592,412        * Forest Laboratories, Inc ....................      32,435
     117,101       e* Genentech, Inc ..............................       8,445
          59        * Genzyme Corp (General Division) .............           2
          82        * Gilead Sciences, Inc ........................           5
   1,137,525          Gillette Co .................................      36,242
     114,058        * Human Genome Sciences, Inc ..................       1,451
      19,840          ICN Pharmaceuticals, Inc ....................         333
          27       e* IDEC Pharmaceuticals Corp ...................           1
      61,535          International Flavors & Fragrances, Inc .....       1,965

                        SEE NOTES TO FINANCIAL STATEMENTS

64  College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - GROWTH ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                           VALUE (000)
     -----                                                           ----------
 CHEMICALS AND ALLIED PRODUCTS--(CONTINUED)
      44,027        * Invitrogen Corp ............................   $    1,689
     280,030       e* IVAX Corp ..................................        4,999
          82        * King Pharmaceuticals, Inc ..................            1
     434,863          Lilly (Eli) & Co ...........................       29,993
      40,072        e Medicis Pharmaceutical Corp (Class A) ......        2,272
          86        * MedImmune, Inc .............................            3
   2,021,020          Merck & Co, Inc ............................      122,373
     156,162        * Millennium Pharmaceuticals, Inc ............        2,456
     642,717          Mylan Laboratories, Inc ....................       22,347
       5,678        * OM Group, Inc ..............................           84
       6,959       b* Organogenesis, Inc .........................            0
  17,273,008          Pfizer, Inc ................................      589,873
     719,342          Procter & Gamble Co ........................       64,151
      38,376        * Ribapharm, Inc .............................          248
       9,799        * Scotts Co (Class A) ........................          485
     195,886        * SICOR, Inc .................................        3,984
      24,178        e Sigma-Aldrich Corp .........................        1,310
      29,021        e Valspar Corp ...............................        1,225
      69,203       e* Watson Pharmaceuticals, Inc ................        2,794
   4,246,259          Wyeth                                             193,417
                                                                     ----------
                      TOTAL CHEMICALS AND ALLIED PRODUCTS             1,831,883
                                                                     ----------
COAL MINING--0.01%
      38,712        e Consol Energy, Inc .........................          880
                                                                     ----------
                      TOTAL COAL MINING                                     880
                                                                     ----------
 COMMUNICATIONS--2.86%
           1       b* Adelphia Business Solutions, Inc ...........            0
     101,032       b* Arch Wireless, Inc .........................            0
          27        * AT&T Wireless Services, Inc ................            0
      85,624        * Avaya, Inc .................................          553
   1,470,350        * Clear Channel Communications, Inc ..........       62,328
      30,450        * Comcast Corp Special .......................          878
          66        * Cox Communications, Inc (Class A) ..........            2
      40,603        * Cox Radio, Inc (Class A) ...................          938
      26,682        * Cumulus Media, Inc (Class A) ...............          505
           1        * Deutsche Telekom AG. (ADR) .................            0
          15        * EchoStar Communications Corp (Class A) .....            1
       6,835       e* Emmis Communications Corp (Class A) ........          157
      58,173        * Entercom Communications Corp ...............        2,851
       2,245        * Focal Communications Corp Wts 12/14/07 .....            0
     110,569        * Fox Entertainment Group, Inc (Class A) .....        3,182
      65,231          Global Payments, Inc .......................        2,316
      71,896        * Hispanic Broadcasting Corp .................        1,830
       8,886        * IDT Corp ...................................          159
         100       b* IMPSAT Fiber Networks, Inc .................            0
   1,451,856       e* InterActiveCorp ............................       57,450
   3,647,246       e* Level 3 Communications, Inc ................       24,218
      18,926       e* Lin TV Corp (Class A) ......................          446
     549,886       e* Nextel Communications, Inc (Class A) .......        9,942
      26,988        * PanAmSat Corp ..............................          497
          28        * Qwest Communications International, Inc ....            0
      72,659       e* Radio One, Inc (Class D) ...................        1,291
           1        * Spectrasite, Inc ...........................            0
      15,200       b* U.S. Wireless Corp .........................            0
       9,947       e* UnitedGlobalcom, Inc (Class A) .............           51
           4       e* Univision Communications, Inc (Class A) ....            0
         874        * Vast Solutions, Inc (Class B1) .............            0
         874        * Vast Solutions, Inc (Class B2) .............            0
         874        * Vast Solutions, Inc (Class B3) .............            0
      24,692        * Viacom, Inc (Class A) ......................        1,079
   2,177,779        * Viacom, Inc (Class B) ......................       95,082
      33,349       e* West Corp ..................................          889
      16,743       b* WorldCom, Inc (MCI Group) ..................            2
                                                                     ----------
                      TOTAL COMMUNICATIONS                              266,647
                                                                     ----------
 DEPOSITORY INSTITUTIONS--2.11%
       2,200          Bank of New York Co, Inc ...................           63
   1,221,010          Citigroup, Inc .............................       52,259
     107,631          Commerce Bancorp, Inc ......................        3,993
     931,279        * Concord EFS, Inc ...........................       13,708
     942,156          Fifth Third Bancorp ........................       54,023
       1,063          First Bancorp (Puerto Rico) ................           29
      10,728          Hudson City Bancorp, Inc ...................          274
      24,067          Hudson United Bancorp ......................          822
         900          Mellon Financial Corp ......................           25
      89,144        e New York Community Bancorp, Inc ............        2,593
      76,328          North Fork Bancorp, Inc ....................        2,600
     175,595        e Northern Trust Corp ........................        7,338
      39,398        e Provident Financial Group, Inc .............        1,010
       7,270       e* Silicon Valley Bancshares ..................          173
     556,979        e Synovus Financial Corp .....................       11,975
      84,629          TCF Financial Corp .........................        3,372
     831,004          Wells Fargo & Co ...........................       41,883
      14,625          Westamerica Bancorp ........................          630
                                                                     ----------
                      TOTAL DEPOSITORY INSTITUTIONS                     196,770
                                                                     ----------
 EATING AND DRINKING PLACES--0.67%
     105,494          Applebee's International, Inc ..............        3,316
      56,249        * Aramark Corp (Class B) .....................        1,261
     939,924       e* Brinker International, Inc .................       33,856
      14,696        e CBRL Group, Inc ............................          571
      48,875       e* CEC Entertainment, Inc .....................        1,805
     319,868          Darden Restaurants, Inc ....................        6,071
      78,363        * Krispy Kreme Doughnuts, Inc ................        3,227
      57,371          Outback Steakhouse, Inc ....................        2,237
     123,235        e Ruby Tuesday, Inc ..........................        3,048
      95,394       e* The Cheesecake Factory, Inc ................        3,424
     127,197        e Wendy's International, Inc .................        3,685
          80        * Yum! Brands, Inc ...........................            2
                                                                     ----------
                      TOTAL EATING AND DRINKING PLACES                   62,503
                                                                     ----------
 EDUCATIONAL SERVICES--0.43%
     454,270       e* Apollo Group, Inc (Class A) ................       28,056
      27,737        * Apollo Group, Inc (University of Phoenix Online)    1,406
      83,097        * Career Education Corp ......................        5,685
     107,944       e* DeVry, Inc .................................        2,514
      46,476       e* Education Management Corp ..................        2,472
                                                                     ----------
                      TOTAL EDUCATIONAL SERVICES                         40,133
                                                                     ----------
 ELECTRIC, GAS, AND SANITARY SERVICES--0.07% .....................
     312,798        * AES Corp ...................................        1,986
     209,443        * Allied Waste Industries, Inc ...............        2,105
     198,414       e* Calpine Corp ...............................        1,310
          29        * Citizens Communications Co .................            0
      20,626       b* Covanta Energy Corp ........................            0
          59          Kinder Morgan, Inc .........................            3
     119,048       e* Mirant Corp ................................          345
      15,995       b* NewPower Holdings, Inc .....................            6
       3,900          Texas Genco Holdings, Inc ..................           91
          19          Waste Management, Inc ......................            0
      71,536        e Williams Cos, Inc ..........................          565
                                                                     ----------
                      TOTAL ELECTRIC, GAS, AND SANITARY SERVICES          6,411
                                                                     ----------
 ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--11.86%
       2,048     b,e* ACT Manufacturing, Inc .....................            0
     608,461       e* ADC Telecommunications, Inc ................        1,416
      80,343        * Advanced Fibre Communications, Inc .........        1,307
     199,150       e* Advanced Micro Devices, Inc ................        1,277
     437,458       e* Agere Systems, Inc (Class A) ...............        1,019
   1,239,958        * Agere Systems, Inc (Class B) ...............        2,852
   1,782,509       e* Altera Corp ................................       29,233
      42,292          American Power Conversion Corp .............          659
     103,354       e* Amkor Technology, Inc ......................        1,358
      36,004        * Amphenol Corp (Class A) ....................        1,686



                        SEE NOTES TO FINANCIAL STATEMENTS

                    2003 SEMIANNUAL REPORT  College Retirement Equities Fund  65

      Statement of Investments (Unaudited) - GROWTH ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                           VALUE (000)
    ------                                                           ----------
 ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--(CONTINUED)
     601,951        * Analog Devices, Inc ........................   $    20,960
     282,424        * Applied Micro Circuits Corp ................         1,709
     538,645        * Atmel Corp .................................         1,363
          28        * Broadcom Corp (Class A) ....................             1
          34        * CIENA Corp .................................             0
     239,483       e* Conexant Systems, Inc ......................           982
     179,024       e* Cypress Semiconductor Corp .................         2,148
      21,360        * Energizer Holdings, Inc ....................           671
     204,999        * Fairchild Semiconductor International, Inc .         2,622
     209,307        * Gemstar-TV Guide International, Inc ........         1,065
  17,772,192          General Electric Co ........................       509,706
       9,900       b* Geotek Communications, Inc .................             0
      48,889          Harman International Industries, Inc .......         3,869
      61,382          Harris Corp ................................         1,845
      89,555       e* Integrated Circuit Systems, Inc ............         2,815
     100,178        * Integrated Device Technology, Inc ..........         1,107
  11,176,323          Intel Corp .................................       232,289
     104,435        * International Rectifier Corp ...............         2,801
     141,829        * Intersil Corp (Class A) ....................         3,774
     261,428       e* Jabil Circuit, Inc .........................         5,778
   1,100,500        * JDS Uniphase Corp ..........................         3,863
          65        * L-3 Communications Holdings, Inc ...........             3
          49          Linear Technology Corp .....................             2
     350,147        * LSI Logic Corp .............................         2,479
   1,568,134          Maxim Integrated Products, Inc .............        53,615
     146,778          Maytag Corp ................................         3,584
     116,879       e* Micrel, Inc ................................         1,214
     368,458          Microchip Technology, Inc ..................         9,027
          57       e* Micron Technology, Inc .....................             1
      79,826        * Mindspeed Technologies, Inc ................           216
     210,301        e Molex, Inc .................................         5,676
     278,831       e* National Semiconductor Corp ................         5,499
   1,303,172       e* Novellus Systems, Inc ......................        47,723
     243,570        * Nvidia Corp ................................         5,605
     314,750       e* PMC-Sierra, Inc ............................         3,692
     142,367       e* Polycom, Inc ...............................         1,973
     162,783       e* QLogic Corp ................................         7,867
     920,313          Qualcomm, Inc ..............................        32,901
     295,026        * RF Micro Devices, Inc ......................         1,776
      32,694        e Rockwell Collins, Inc ......................           805
      72,424        * Sanmina-SCI Corp ...........................           457
     115,909        * Semtech Corp ...............................         1,651
       6,100     f,e* Sunbeam Corp ...............................             0
     341,442        * Tellabs, Inc ...............................         2,243
   1,575,206          Texas Instruments, Inc .....................        27,724
     118,542       e* Utstarcom, Inc .............................         4,217
      15,268       b* Viasystems Group, Inc ......................             0
      66,971       e* Vishay Intertechnology, Inc ................           884
   1,813,367        * Xilinx, Inc ................................        45,896
      34,800        * Zenith Electronics Corp ....................             0
                                                                     -----------
                      TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT    1,106,905
                                                                     -----------
 ENGINEERING AND MANAGEMENT SERVICES--0.43%
      95,315       e* Affymetrix, Inc ............................         1,879
     323,957        * BearingPoint, Inc ..........................         3,126
     143,220       e* Celgene Corp ...............................         4,354
      14,095        * Corporate Executive Board Co ...............           575
       2,900       e* Emex Corp ..................................             0
      23,802        e Fluor Corp .................................           801
     208,772          Halliburton Co .............................         4,802
      64,638        * Jacobs Engineering Group, Inc ..............         2,724
          80          Moody's Corp ...............................             4
     604,774          Paychex, Inc ...............................        17,726
      88,851        * Pharmaceutical Product Development, Inc ....         2,553
       2,556       e* Quest Diagnostics, Inc .....................           163
     110,804        * Quintiles Transnational Corp ...............         1,572
                                                                     -----------
                      TOTAL ENGINEERING AND MANAGEMENT SERVICES           40,279
                                                                     -----------
 FABRICATED METAL PRODUCTS--0.37%
      61,299       e* Alliant Techsystems, Inc ...................         3,182
      22,195          Ball Corp ..................................         1,010
     203,895        e Danaher Corp ...............................        13,875
     195,525          Illinois Tool Works, Inc ...................        12,875
      41,773          Masco Corp .................................           996
      46,809       e* Shaw Group, Inc ............................           564
      83,275          Stanley Works ..............................         2,298
                                                                     -----------
                      TOTAL FABRICATED METAL PRODUCTS                     34,800
                                                                     -----------
 FOOD AND KINDRED PRODUCTS--4.40%
     618,991          Anheuser-Busch Cos, Inc ....................        31,599
   2,728,213          Coca-Cola Co ...............................       126,616
          92          Coca-Cola Enterprises, Inc .................             2
      55,277        * Constellation Brands, Inc (Class A) ........         1,736
      34,986          Dreyer's Grand Ice Cream Holdings, Inc .....         2,751
     486,912        e General Mills, Inc .........................        23,084
      14,395          H.J. Heinz Co ..............................           475
      84,223        e Hershey Foods Corp .........................         5,867
          49          Kellogg Co .................................             2
     131,148          Kraft Foods, Inc (Class A) .................         4,269
     138,349          McCormick & Co, Inc (Non-Vote) .............         3,763
     320,082          Pepsi Bottling Group, Inc ..................         6,408
   4,038,281          PepsiCo, Inc ...............................       179,704
     606,925        e Sara Lee Corp ..............................        11,416
      42,827          Tootsie Roll Industries, Inc ...............         1,306
     203,889          Wrigley (Wm.) Jr Co ........................        11,465
                                                                     -----------
                      TOTAL FOOD AND KINDRED PRODUCTS                    410,463
                                                                     -----------
 FOOD STORES--0.24%
          91        * Kroger Co ..................................             2
          76        * Safeway, Inc ...............................             2
     713,143       e* Starbucks Corp .............................        17,486
      96,799       e* Whole Foods Market, Inc ....................         4,601
                                                                     -----------
                      TOTAL FOOD STORES                                   22,091
                                                                     -----------
 FURNITURE AND FIXTURES--0.40%
      31,972        e Ethan Allen Interiors, Inc .................         1,124
      62,123       e* Furniture Brands International, Inc ........         1,621
     143,855          Herman Miller, Inc .........................         2,907
      11,607          HON Industries, Inc ........................           354
       7,069          La-Z-Boy, Inc ..............................           158
     116,199          Leggett & Platt, Inc .......................         2,382
   1,033,129          Newell Rubbermaid, Inc .....................        28,928
                                                                     -----------
                      TOTAL FURNITURE AND FIXTURES                        37,474
                                                                     -----------
 FURNITURE AND HOMEFURNISHINGS STORES--0.39%
     539,236        * Bed Bath & Beyond, Inc .....................        20,928
      48,007          Circuit City Stores, Inc (Circuit City Group)          422
      22,350       e* Gamestop Corp ..............................           289
      57,868          Pier 1 Imports, Inc ........................         1,181
     321,012        e RadioShack Corp ............................         8,446
     164,973       e* Williams-Sonoma, Inc .......................         4,817
                                                                     -----------
                      TOTAL FURNITURE AND HOMEFURNISHINGS STORES          36,083
                                                                     -----------
 GENERAL BUILDING CONTRACTORS--0.06%
      35,963          D.R. Horton, Inc ...........................         1,011
           6          Lennar Corp ................................             0
      10,302        * NVR, Inc ...................................         4,234
                                                                     -----------
                      TOTAL GENERAL BUILDING CONTRACTORS                   5,245
                                                                     -----------
 GENERAL MERCHANDISE STORES--3.87%
      78,179        * 99 Cents Only Stores .......................         2,683
     120,887        * Big Lots, Inc ..............................         1,818
     134,865        * BJ's Wholesale Club, Inc ...................         2,031
     420,847        * Costco Wholesale Corp ......................        15,403
     513,384          Dollar General Corp ........................         9,374

                        SEE NOTES TO FINANCIAL STATEMENTS

66  College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - GROWTH ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                           VALUE (000)
     -----                                                           ----------
 GENERAL MERCHANDISE STORES--(CONTINUED)
     209,745        * Dollar Tree Stores, Inc ....................         6,655
     295,088        e Family Dollar Stores, Inc ..................        11,258
     223,147       e* Kohl's Corp ................................        11,465
     954,340          Target Corp ................................        36,112
   4,917,664          Wal-Mart Stores, Inc .......................       263,931
                                                                     -----------
                      TOTAL GENERAL MERCHANDISE STORES                   360,730
                                                                     -----------
 HEALTH SERVICES--1.39%
      83,715        * Accredo Health, Inc ........................         1,825
          28        * Caremark Rx, Inc ...........................             1
      67,500       e* Community Health Systems, Inc ..............         1,302
      33,662        * Coventry Health Care, Inc ..................         1,554
     107,250        * DaVita, Inc ................................         2,872
     928,897        * Express Scripts, Inc .......................        63,360
     186,837        * First Health Group Corp ....................         5,160
     646,835          HCA, Inc ...................................        20,725
     445,732        e Health Management Associates, Inc (Class A)          8,224
      51,553       e* Healthsouth Corp ...........................            27
           2        * Laboratory Corp of America Holdings ........             0
      73,995       e* LifePoint Hospitals, Inc ...................         1,549
     198,639       e* Lincare Holdings, Inc ......................         6,259
      78,423        * Manor Care, Inc ............................         1,961
      80,233       e* Orthodontic Centers of America, Inc ........           643
      70,754        * Renal Care Group, Inc ......................         2,491
     554,692        * Tenet Healthcare Corp ......................         6,462
      71,874        * Triad Hospitals, Inc .......................         1,784
      90,845       e* Universal Health Services, Inc (Class B) ...         3,599
                                                                     -----------
                      TOTAL HEALTH SERVICES                              129,798
                                                                     -----------
 HOLDING AND OTHER INVESTMENT OFFICES--0.06%
     153,855        e Allied Capital Corp ........................         3,554
      13,990        e Greater Bay Bancorp ........................           287
       1,007        * Morgan Group Holding Co ....................             0
       5,073        * Pinnacle Holdings, Inc (Old) ...............             0
      14,346          Popular, Inc ...............................           554
      22,282          Rouse Co ...................................           849
                                                                     -----------
                      TOTAL HOLDING AND OTHER INVESTMENT OFFICES           5,244
                                                                     -----------
HOTELS AND OTHER LODGING PLACES--0.66%
      30,221        * Extended Stay America, Inc .................           408
          47          Hilton Hotels Corp .........................             1
           1        * Interstate Hotels & Resorts, Inc ...........             0
       7,716          Mandalay Resort Group ......................           246
          78          Marriott International, Inc (Class A) ......             3
          89        * MGM Mirage .................................             3
   2,125,940          Starwood Hotels & Resorts Worldwide, Inc ...        60,781
                                                                     -----------
                      TOTAL HOTELS AND OTHER LODGING PLACES               61,442
                                                                     -----------
 INDUSTRIAL MACHINERY AND EQUIPMENT--9.86%
     177,889          3M Co ......................................        22,944
      99,009        * Adaptec, Inc ...............................           770
      72,718        * AGCO Corp ..................................         1,242
          37        * American Standard Cos, Inc .................             3
   5,602,047        * Applied Materials, Inc .....................        88,848
   1,345,784          Baker Hughes, Inc ..........................        45,178
     140,840          Black & Decker Corp ........................         6,119
  16,058,001        * Cisco Systems, Inc .........................       266,402
      79,139       e* Cooper Cameron Corp ........................         3,987
      64,123       e* Cymer, Inc .................................         2,053
   3,716,039       e* Dell Computer Corp .........................       118,765
      48,839          Donaldson Co, Inc ..........................         2,171
   1,490,917        * EMC Corp ...................................        15,610
     122,769       e* Emulex Corp ................................         2,795
      91,577       e* Flowserve Corp .............................         1,801
      14,509        * FMC Technologies, Inc ......................           305
      89,767          Graco, Inc .................................         2,873
     167,875        * Grant Prideco, Inc .........................         1,973
   2,852,674          International Business Machines Corp .......       235,346
     504,854        e International Game Technology ..............        51,662
      14,339          ITT Industries, Inc ........................           939
     241,100       e* Lam Research Corp ..........................         4,390
     120,678        * Lexmark International, Inc .................         8,540
      96,870        * National-Oilwell, Inc ......................         2,131
     547,578       e* Network Appliance, Inc .....................         8,876
      12,218          Pall Corp ..................................           275
     268,878          Pitney Bowes, Inc ..........................        10,328
     108,879        * Seagate Technology, Inc ....................             0
     187,016       e* Smith International, Inc ...................         6,871
          19        * Solectron Corp .............................             0
          54        * SPX Corp ...................................             2
      35,264        * Storage Technology Corp ....................           908
     211,633          Symbol Technologies, Inc ...................         2,753
      40,612        * Zebra Technologies Corp (Class A) ..........         3,054
         270       f* Zebra Technologies Corp (Class B) ..........            20
                                                                     -----------
                      TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT           919,934
                                                                     -----------
 INSTRUMENTS AND RELATED PRODUCTS--3.75%
          49        * Advanced Medical Optics, Inc ...............             1
     237,597       e* Agilent Technologies, Inc ..................         4,645
     368,888          Applera Corp (Applied Biosystems Group) ....         7,020
      10,706          Baxter International, Inc ..................           278
         200        * Baxter International, Inc (Contingent Value
                        Rts) .....................................             0
     110,290          Beckman Coulter, Inc .......................         4,482
      68,208          Becton Dickinson & Co ......................         2,650
     494,992          Biomet, Inc ................................        14,186
   1,363,533        * Boston Scientific Corp .....................        83,312
     223,301        * Cytyc Corp .................................         2,349
     128,888          Dentsply International, Inc ................         5,272
      78,297        * Edwards Lifesciences Corp ..................         2,516
     103,240        * Fisher Scientific International, Inc .......         3,603
      55,168          Guidant Corp ...............................         2,449
   3,350,581          Medtronic, Inc .............................       160,727
      67,121        * Mettler-Toledo International, Inc ..........         2,460
      91,335       e* Millipore Corp .............................         4,053
      39,947       e* MKS Instruments, Inc .......................           722
      83,597        e PerkinElmer, Inc ...........................         1,154
      17,980        * Respironics, Inc ...........................           675
     283,452        * St. Jude Medical, Inc ......................        16,298
     124,517        * Steris Corp ................................         2,875
     157,772        e Stryker Corp ...............................        10,945
      28,673        * Tektronix, Inc .............................           619
      17,316          Teleflex, Inc ..............................           737
      91,809        * Thermo Electron Corp .......................         1,930
     125,389        * Varian Medical Systems, Inc ................         7,219
     242,570        * Waters Corp ................................         7,066
          69        * Zimmer Holdings, Inc .......................             3
                                                                     -----------
                      TOTAL INSTRUMENTS AND RELATED PRODUCTS             350,246
                                                                     -----------
 INSURANCE AGENTS, BROKERS AND SERVICES--0.60%
      91,334        e Brown & Brown, Inc .........................         2,968
     163,051          Gallagher (Arthur J.) & Co .................         4,435
     956,070          Marsh & McLennan Cos, Inc ..................        48,826
                                                                     -----------
                      TOTAL INSURANCE AGENTS, BROKERS AND SERVICES        56,229
                                                                     -----------
INSURANCE CARRIERS--2.94%
     462,226          Aflac, Inc .................................        14,213
       9,750        e Ambac Financial Group, Inc .................           646
   1,183,388          American International Group, Inc ..........        65,299
   1,845,867        * Anthem, Inc ................................       142,409
      16,880        e HCC Insurance Holdings, Inc ................           499
      37,103        * Health Net, Inc ............................         1,223
       1,000        * Markel Corp ................................           256
      89,116        * Mid Atlantic Medical Services, Inc .........         4,661
     162,547        * Oxford Health Plans, Inc ...................         6,832

                        SEE NOTES TO FINANCIAL STATEMENTS

                    2003 SEMIANNUAL REPORT  College Retirement Equities Fund  67

      Statement of Investments (Unaudited) - GROWTH ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                           VALUE (000)
     -----                                                           ----------
INSURANCE CARRIERS--(CONTINUED)
     210,382        e Progressive Corp ............................  $    15,379
       1,661          UnitedHealth Group, Inc .....................           83
     265,300        * Wellpoint Health Networks, Inc ..............       22,365
                                                                     -----------
                      TOTAL INSURANCE CARRIERS                           273,865
                                                                     -----------
 LEATHER AND LEATHER PRODUCTS--0.11%
     165,267       e* Coach, Inc ..................................        8,220
      35,176        * Timberland Co (Class A) .....................        1,859
                                                                     -----------
                      TOTAL LEATHER AND LEATHER PRODUCTS                  10,079
                                                                     -----------
 METAL MINING--0.07%
           1        * Barrick Gold Corp (U.S.) ....................            0
          32          Freeport-McMoRan Copper & Gold, Inc (Class A)            1
     212,102          Newmont Mining Corp .........................        6,885
       1,537          Southern Peru Copper Corp ...................           24
                                                                     -----------
                      TOTAL METAL MINING                                   6,910
                                                                     -----------
 MISCELLANEOUS MANUFACTURING INDUSTRIES--0.00%
      29,967          Callaway Golf Co ............................          396
           9          Mattel, Inc .................................            0
                                                                     -----------
                      TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES           396
                                                                     -----------
 MISCELLANEOUS RETAIL--1.33%
     126,558       e* AdvancePCS ..................................        4,838
      21,284       e* Amazon.Com, Inc .............................          777
      23,800        * Barnes & Noble, Inc .........................          549
      15,905        * Borders Group, Inc ..........................          280
     223,888        * eBay, Inc ...................................       23,325
          14        * FTD, Inc (Class A) ..........................            0
     125,295        e Michaels Stores, Inc ........................        4,769
      33,884        * MSC Industrial Direct Co (Class A) ..........          607
      84,875          Omnicare, Inc ...............................        2,868
      26,946        * Petco Animal Supplies, Inc ..................          586
     252,436        e Petsmart, Inc ...............................        4,208
     299,200       e* Rite Aid Corp ...............................        1,331
     862,623        * Staples, Inc ................................       15,829
     205,620        e Tiffany & Co ................................        6,720
   1,890,431          Walgreen Co .................................       56,902
      15,444        * Zale Corp ...................................          618
                                                                     -----------
                      TOTAL MISCELLANEOUS RETAIL                         124,207
                                                                     -----------
 MOTION PICTURES--0.01%
      23,747        e Blockbuster, Inc (Class A) ..................          400
      40,083        * Metro-Goldwyn-Mayer, Inc ....................          498
      15,685        e Regal Entertainment Group (Class A) .........          370
           1          Walt Disney Co ..............................            0
                                                                     -----------
                      TOTAL MOTION PICTURES                                1,268
                                                                     -----------
NONDEPOSITORY INSTITUTIONS--4.31%
   2,617,936          American Express Co .........................      109,456
     224,007       e* AmeriCredit Corp ............................        1,915
          53          Capital One Financial Corp ..................            3
      80,586          Doral Financial Corp ........................        3,598
   3,265,150          Fannie Mae ..................................      220,202
       1,634          Freddie Mac .................................           83
   3,120,745          MBNA Corp ...................................       65,036
     196,066       e* Providian Financial Corp ....................        1,816
                                                                     -----------
                      TOTAL NONDEPOSITORY INSTITUTIONS                   402,109
                                                                     -----------
 NONMETALLIC MINERALS, EXCEPT FUELS--0.00%
       9,626          Vulcan Materials Co .........................          357
                                                                     -----------
                      TOTAL NONMETALLIC MINERALS, EXCEPT FUELS               357
                                                                     -----------
 OIL AND GAS EXTRACTION--0.56%
          26          Anadarko Petroleum Corp .....................            1
     504,329          Apache Corp .................................       32,812
      36,800        * Cimarex Energy Co ...........................          874
      95,481          Devon Energy Corp ...........................        5,099
     182,083       b* Enron Corp ..................................            9
      28,476        * Forest Oil Corp .............................          715
           1          GlobalSantaFe Corp ..........................            0
       2,971        * Magnum Hunter Resources, Inc Wts 03/21/05 ...            1
      57,489        * Newfield Exploration Co .....................        2,159
      61,149          Noble Energy, Inc ...........................        2,311
     123,209        * Patterson-UTI Energy, Inc ...................        3,992
      15,229        e Pogo Producing Co ...........................          651
      51,152          Tidewater, Inc ..............................        1,502
      91,402        * Varco International, Inc ....................        1,791
                                                                     -----------
                      TOTAL OIL AND GAS EXTRACTION                        51,917
                                                                     -----------
 PAPER AND ALLIED PRODUCTS--0.27%
     483,081          Kimberly-Clark Corp .........................       25,188
                                                                     -----------
                      TOTAL PAPER AND ALLIED PRODUCTS                     25,188
                                                                     -----------
 PERSONAL SERVICES--0.24%
     219,037        e Cintas Corp .................................        7,763
     334,632          H & R Block, Inc ............................       14,473
                                                                     -----------
                      TOTAL PERSONAL SERVICES                             22,236
                                                                     -----------
 PETROLEUM AND COAL PRODUCTS--0.06%
          81          Amerada Hess Corp ...........................            4
     104,160          Murphy Oil Corp .............................        5,479
                                                                     -----------
                      TOTAL PETROLEUM AND COAL PRODUCTS                    5,483
                                                                     -----------
 PRIMARY METAL INDUSTRIES--0.00%
           9          Alcoa, Inc ..................................            0
                                                                     -----------
                      TOTAL PRIMARY METAL INDUSTRIES                           0
                                                                     -----------
 PRINTING AND PUBLISHING--0.43%
      58,296          Dow Jones & Co, Inc .........................        2,508
      85,100          Harte-Hanks, Inc ............................        1,617
     303,939          McGraw-Hill Cos, Inc ........................       18,844
       9,975          Meredith Corp ...............................          439
     171,053          New York Times Co (Class A) .................        7,783
           1          News Corp Ltd (Spon ADR) ....................            0
      29,959          R.R. Donnelley & Sons Co ....................          783
      50,705          Reader's Digest Association, Inc (Class A) ..          684
      28,704       e* Scholastic Corp .............................          855
      48,585          Scripps (E.W.) Co (Class A) .................        4,310
           1          Tribune Co ..................................            0
      88,123        e Wiley (John) & Sons, Inc (Class A) ..........        2,309
                                                                     -----------
                      TOTAL PRINTING AND PUBLISHING                       40,132
                                                                     -----------
 REAL ESTATE--0.05%
     120,473        * Catellus Development Corp ...................        2,650
      55,899          St. Joe Co ..................................        1,744
                                                                     -----------
                      TOTAL REAL ESTATE                                    4,394
                                                                     -----------
 RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.13%
      97,647        e Nike, Inc (Class B) .........................        5,223
     135,967       e* Sealed Air Corp .............................        6,480
       2,800       b* Uniroyal Technology Corp ....................            0
                                                                     -----------
                      TOTAL RUBBER AND MISCELLANEOUS PLASTIC
                        PRODUCTS                                          11,703
                                                                     -----------
 SECURITY AND COMMODITY BROKERS--0.65%
      33,729       e* Affiliated Managers Group, Inc ..............        2,056
      31,900        * Blackrock, Inc ..............................        1,437
   2,018,854          Charles Schwab Corp .........................       20,369
     249,324       e* E*trade Group, Inc ..........................        2,119
     110,866        e Eaton Vance Corp ............................        3,503
     152,117          Federated Investors, Inc (Class B) ..........        4,171
      91,949       e* Investment Technology Group, Inc ............        1,710
     121,522        e Investors Financial Services Corp ...........        3,525
      46,581          Janus Capital Group, Inc ....................          764
       9,307          LaBranche & Co, Inc .........................          193
          83        * Ladenburg Thalmann Financial Services, Inc ..            0
      68,035        e Legg Mason, Inc .............................        4,419
      98,738        e Neuberger Berman, Inc .......................        3,941
      40,306          Nuveen Investments, Inc .....................        1,098

                        SEE NOTES TO FINANCIAL STATEMENTS

68  College Retirement Equities Fund  2003 SEMIANNUAL REPORT

      Statement of Investments (Unaudited) - GROWTH ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

    SHARES                                                           VALUE (000)
    ------                                                           ----------
 SECURITY AND COMMODITY BROKERS--(CONTINUED)
     142,481          SEI Investments Co ..........................  $     4,559
      65,627          T Rowe Price Group, Inc .....................        2,477
     137,826          Waddell & Reed Financial, Inc (Class A) .....        3,539
                                                                     -----------
                      TOTAL SECURITY AND COMMODITY BROKERS                59,880
                                                                     -----------
 STONE, CLAY, AND GLASS PRODUCTS--0.00%
          28        * Corning, Inc ................................            0
                                                                     -----------
                      TOTAL STONE, CLAY, AND GLASS PRODUCTS                    0
                                                                     -----------
 TEXTILE MILL PRODUCTS--0.06%
      94,925        * Mohawk Industries, Inc ......................        5,271
                                                                     -----------
                      TOTAL TEXTILE MILL PRODUCTS                          5,271
                                                                     -----------
 TOBACCO PRODUCTS--0.88%
   1,690,020          Altria Group, Inc ...........................       76,795
     159,338          UST, Inc ....................................        5,582
                                                                     -----------
                      TOTAL TOBACCO PRODUCTS                              82,377
                                                                     -----------
 TRANSPORTATION BY AIR--0.15%
       4,305        * JetBlue Airways Corp ........................          182
      63,621          Skywest, Inc ................................        1,213
     712,702          Southwest Airlines Co .......................       12,258
                                                                     -----------
                      TOTAL TRANSPORTATION BY AIR                         13,653
                                                                     -----------
 TRANSPORTATION EQUIPMENT--1.58%
       8,989          ArvinMeritor, Inc ...........................          181
     614,436          Boeing Co ...................................       21,087
      78,655        e General Dynamics Corp .......................        5,702
       4,600       b* GenTek, Inc .................................            0
     142,885        * Gentex Corp .................................        4,374
     559,003          Harley-Davidson, Inc ........................       22,282
          14          Lockheed Martin Corp ........................            1
       1,800        * Mascotech, Inc (Escrow) .....................            0
      44,005        e Polaris Industries, Inc .....................        2,702
   1,281,339          United Technologies Corp ....................       90,757
                                                                     -----------
                      TOTAL TRANSPORTATION EQUIPMENT                     147,086
                                                                     -----------
 TRANSPORTATION SERVICES--0.21%
     126,267          C.H. Robinson Worldwide, Inc ................        4,490
      35,144        * Expedia, Inc ................................        2,695
     173,753        e Expeditors International of Washington, Inc .        6,019
     266,925        e Sabre Holdings Corp .........................        6,580
                                                                     -----------
                      TOTAL TRANSPORTATION SERVICES                       19,784
                                                                     -----------
 TRUCKING AND WAREHOUSING--0.50%
      64,681        * Swift Transportation Co, Inc ................        1,204
     719,997          United Parcel Service, Inc (Class B) ........       45,864
                                                                     -----------
                      TOTAL TRUCKING AND WAREHOUSING                      47,068
                                                                     -----------
 WHOLESALE TRADE-DURABLE GOODS--3.22%
     102,463        * Apogent Technologies, Inc ...................        2,049
      44,501       e* Arrow Electronics, Inc ......................          678
     108,680        * CDW Corp ....................................        4,978
      42,282        * Ingram Micro, Inc (Class A) .................          465
   5,563,054          Johnson & Johnson ...........................      287,610
      91,434       e* Patterson Dental Co .........................        4,149
      29,232        * Tech Data Corp ..............................          781
         151        * Timco Aviation Services, Inc ................            0
         482        * Timco Aviation Services, Inc Wts 02/27/07 ...            0
                                                                     -----------
                      TOTAL WHOLESALE TRADE-DURABLE GOODS                300,710
                                                                     -----------
 WHOLESALE TRADE-NONDURABLE GOODS--0.81%
      51,530        e Brown-Forman Corp (Class B) .................        4,051
     463,281        e Cardinal Health, Inc ........................       29,789
      50,043       e* Henry Schein, Inc ...........................        2,619
          66          McKesson Corp ...............................            2
      61,208       e* Performance Food Group Co ...................        2,265
          18       e* SoftBrands, Inc .............................            0
   1,225,279          Sysco Corp ..................................  $    36,807
                                                                     -----------
                      TOTAL WHOLESALE TRADE-NONDURABLE GOODS              75,533
                                                                     -----------
                      TOTAL COMMON STOCK
                       (COST $9,692,329) ..........................    9,231,593
                                                                     -----------

   PRINCIPAL
   ---------
SHORT TERM INVESTMENTS--3.78%
 CERTIFICATES OF DEPOSIT--0.16%
                      Wells Fargo
$ 10,000,000           1.240%, 07/01/03 ...........................       10,000
   5,000,000           1.240%, 07/07/03 ...........................        5,000
                                                                     -----------
                      TOTAL CERTIFICATES OF DEPOSIT                       15,000
                                                                     -----------
 COMMERCIAL PAPER--1.63%
                      Coca-Cola Enterprises, Inc
  20,000,000         c 1.000%, 08/06/03 ...........................       19,979
                      ConocoPhillips
   1,600,000           1.400%, 07/01/03 ...........................        1,600
                      Corporate Asset Funding Corp, Inc
  20,000,000         c 1.230%, 07/08/03 ...........................       19,995
                      Fortune Brands
  13,414,000         c 1.310%, 07/01/03 ...........................       13,414
                      General Electric Capital Corp
  20,000,000           1.230%, 07/09/03 ...........................       19,995
                      Greyhawk Funding LLC
  20,400,000         c 1.180%, 07/18/03 ...........................       20,389
                      Merck & Co, Inc
  10,400,000           1.050%, 07/11/03 ...........................       10,397
                      Park Avenue Receivables Corp
   8,300,000         c 1.300%, 07/01/03 ...........................        8,300
  12,100,000         c 1.110%, 07/15/03 ...........................       12,095
                      Receivables Capital Corp
  20,400,000         c 1.120%, 07/02/03 ...........................       20,399
                      Sigma Finance, Inc
   5,400,000         c 1.160%, 09/02/03 ...........................        5,390
                                                                     -----------
                      TOTAL COMMERCIAL PAPER                             151,953
                                                                     -----------
 U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES--1.83%
                      Federal Home Loan Bank (FHLB)
   6,700,000           0.910%, 07/09/03 ...........................        6,698
  13,010,000           0.960%, 07/23/03 ...........................       13,002
  20,000,000           1.170%, 08/20/03 ...........................       19,973
                      Federal Home Loan Mortgage Corp (FHLMC)
  10,459,000           1.170%, 08/14/03 ...........................       10,446
  75,000,000         d 1.030%, 09/30/03 ...........................       74,816
   2,700,000           0.900%, 10/30/03 ...........................        2,691
                      Federal National Mortgage Association (FNMA)
   8,300,000           1.185%, 07/07/03 ...........................        8,298
  35,300,000           1.175%, 08/20/03 ...........................       35,251
                                                                     -----------
                      TOTAL U.S. GOVERNMENT AND AGENCIES
                       DISCOUNT NOTES .............................      171,175
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                    2003 SEMIANNUAL REPORT  College Retirement Equities Fund  69

      Statement of Investments (Unaudited) - GROWTH ACCOUNT - June 30, 2003
--------------------------------------------------------------------------------

  PRINCIPAL                                                          VALUE (000)
  ---------                                                          ----------
VARIABLE NOTE--0.16%
                      Sigma Finance, Inc
$ 15,000,000           1.170%, 02/25/04 ..........................   $   14,999
                                                                     ----------
                      TOTAL VARIABLE NOTE                                14,999
                                                                     ----------
                      TOTAL SHORT TERM INVESTMENTS
                       (COST $353,102)                                  353,127
                                                                     ----------
                      TOTAL PORTFOLIO--102.73%
                       (COST $10,045,625)                             9,584,925
                      OTHER ASSETS & LIABILITIES--(2.73)%              (254,974)
                                                                     ----------
                      NET ASSETS--100.00%                            $9,329,951
                                                                     ==========
---------------
*  Non-income producing
b  In bankcruptcy
c Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d All or a portion of these securities have been segregated by the custodian to cover margins or other requirements on open futures contracts.
e  All or a portion of these securities are out on loan.
f Restricted securities-Investment in securities not registered under the Securities Act of 1933 or not publicly traded in foreign markets. At June 30, 2003, the value of these securities amounted to $20,307 or 0.00% of net assets.
Additional information on each restricted security is as follows:

   SECURITY                                  ACQUISTION DATE  ACQUISITION COST
   -------                                    -------------   ----------------
   Sunbeam Corp                                 04/06/94          $22,287
   Zebra Technologies Corp (Class B)            10/29/98            8,133
                                                                  -------
                                                                  $30,420
                                                                  =======

Note that the funds may use more specific industry categories in following their investment limitations on industry concentration.


                        SEE NOTES TO FINANCIAL STATEMENTS

70 College Retirement Equities Fund 2003 SEMIANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

    June 30, 2003                                                        Stock    Global Equities    Growth
    (amounts in thousands, except amounts per accumulation unit)        Account       Account       Account
ASSETS
Portfolio investments, at cost                                        $74,802,362   $6,368,685   $10,045,625
Net unrealized appreciation (depreciation) of portfolio investments    11,455,079      144,039      (460,700)
                                                                      -----------   ----------   -----------
Portfolio investments, at value (including securities loaned
    of $2,264,825, $224,171, $275,096, respectively)                   86,257,441    6,512,724     9,584,925
Cash                                                                      167,122       40,049            44
Dividends and interest receivable                                         127,981       11,244        17,597
Receivable from securities transactions                                 1,456,581       74,109       174,429
Amounts due from TIAA                                                      31,802        8,038        15,739
                                                                      -----------   ----------   -----------
    Total Assets                                                       88,040,927    6,646,164     9,792,734
                                                                      -----------   ----------   -----------
LIABILITIES
Deposits for securities loaned--Note 3                                  2,402,718      249,534       283,906
Payable for securities transactions                                     1,486,220       80,170       178,877
                                                                      -----------   ----------   -----------
    Total Liabilities                                                   3,888,938      329,704       462,783
                                                                      -----------   ----------   -----------
NET ASSETS
Accumulation Fund                                                      71,331,697    6,140,576     9,137,139
Annuity Fund                                                           12,820,292      175,884       192,812
                                                                      -----------   ----------   -----------
    TOTAL NET ASSETS                                                  $84,151,989   $6,316,460   $ 9,329,951
                                                                      ===========   ==========   ===========
ACCUMULATION UNITS OUTSTANDING--Notes 4 and 5                             493,958      108,482       189,039
                                                                      ===========   ==========   ===========
NET ASSET VALUE PER ACCUMULATION UNIT--Note 4                         $    144.41   $    56.60   $     48.33
                                                                      ===========   ==========   ===========

--------------------------------------------------------------------------------
Statements of Operations (Unaudited)

    Six Months Ended June 30, 2003                                 Stock   Global Equities     Growth
    (amounts in thousands)                                        Account       Account        Account
INVESTMENT INCOME
Income:
    Interest                                                   $    15,319    $     1,645    $     2,885
    Dividends                                                      832,976         83,425         63,945
                                                               -----------    -----------    -----------
    TOTAL INCOME                                                   848,295         85,070         66,830
                                                               -----------    -----------    -----------
Expenses--Note 2:
    Investment                                                      62,214          5,903          7,698
    Operating                                                      153,966         10,334         14,355
                                                               -----------    -----------    -----------
    TOTAL EXPENSES                                                 216,180         16,237         22,053
                                                               -----------    -----------    -----------
INVESTMENT INCOME--NET                                             632,115         68,833         44,777
                                                               -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
    TOTAL INVESTMENTS--Note 3
Net realized gain (loss) on:
    Portfolio investments                                         (951,050)      (423,662)      (507,275)
    Futures transactions                                            32,484          7,214            563
    Foreign currency transactions                                   15,604          5,458             --
                                                               -----------    -----------    -----------
    Net Realized Loss on Total Investments                        (902,962)      (410,990)      (506,712)
                                                               -----------    -----------    -----------
Net change in unrealized appreciation (depreciation) on:
    Portfolio investments                                        9,307,837        956,775      1,471,850
    Futures transactions                                            (2,402)           513            495
    Translation of assets (other than portfolio investments)
       and liabilities denominated in foreign currencies            (3,133)        (4,425)            --
                                                               -----------    -----------    -----------
    NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
       ON TOTAL INVESTMENTS                                      9,302,302        952,863      1,472,345
                                                               -----------    -----------    -----------
    NET REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS        8,399,340        541,873        965,633
                                                               -----------    -----------    -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $ 9,031,455    $   610,706    $ 1,010,410
                                                               ===========    ===========    ===========

See notes to financial statements

                      2003 SEMIANNUAL REPORT College Retirement Equities Fund 71

Statements of Cash Flows (Unaudited)

  Six Months Ended June 30, 2003                                                            Stock      Global Equities    Growth
  (amounts in thousands)                                                                   Account         Account        Account
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations                                   $  9,031,455    $   610,706    $ 1,010,410
  Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
      Proceeds from sales of long-term securities                                          15,193,726      3,334,939      1,288,360
      Purchases of long-term securities                                                   (15,295,886)    (3,633,963)    (1,908,743)
      (Purchases) sales of short-term investments--net                                       (783,530)         3,389        (29,624)
      Increase in receivables                                                                 (15,627)        (7,183)        (3,660)
      Increase in payables                                                                    785,821         52,009         21,022
      Net realized loss on total investments                                                  902,962        410,990        506,712
      Net change in unrealized (appreciation) depreciation on total investments            (9,302,302)      (952,863)    (1,472,345)
                                                                                         ------------    -----------    -----------
  NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                         516,619       (181,976)      (587,868)
                                                                                         ------------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Premiums                                                                                  1,455,205        338,639        582,179
  Net transfers from (to) TIAA                                                               (281,981)         1,062         53,783
  Net transfers from (to) other CREF Accounts and affiliated mutual funds                    (184,235)       (66,286)        36,055
  Annuity payments                                                                           (729,723)       (10,497)       (12,161)
  Withdrawals and death benefits                                                             (689,823)       (54,854)       (83,543)
                                                                                         ------------    -----------    -----------
  NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                        (430,557)       208,064        576,313
                                                                                         ------------    -----------    -----------
INCREASE (DECREASE) IN CASH                                                                    86,062         26,088        (11,555)

CASH
  Beginning of year                                                                            81,060         13,961         11,599
                                                                                         ------------    -----------    -----------
  End of period                                                                          $    167,122    $    40,049    $        44
                                                                                         ============    ===========    ===========

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                     Stock Account           Global Equities Account          Growth Account
                                             ----------------------------  ---------------------------  ---------------------------
                                               Six Months     Year Ended     Six Months    Year Ended     Six Months    Year Ended
                                                 Ended       December 31,      Ended      December 31,      Ended      December 31,
                                             June 30, 2003       2002      June 30, 2003     2002       June 30, 2003      2002
                                             -------------   ------------  -------------  ------------  -------------  ------------
    (amounts in thousands)                    (Unaudited)                   (Unaudited)                  (Unaudited)
FROM OPERATIONS
Investment income--net                        $   632,115    $ 1,102,643    $   68,833    $    71,124    $   44,777    $    45,498
Net realized loss on total investments           (902,962)    (3,925,583)     (410,990)    (1,145,388)     (506,712)    (2,890,371)
Net change in unrealized appreciation
  (depreciation) on total investments           9,302,302    (17,612,706)      952,863       (413,973)    1,472,345       (468,812)
                                              -----------    -----------    ----------    -----------    ----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   9,031,455    (20,435,646)      610,706     (1,488,237)    1,010,410     (3,313,685)
                                              -----------    -----------    ----------    -----------    ----------    -----------

FROM PARTICIPANT TRANSACTIONS
Premiums                                        1,455,205      2,962,016       338,639        688,307       582,179      1,261,778
Net transfers from (to) TIAA                     (281,981)    (1,302,236)        1,062        (33,798)       53,783       (103,395)
Net transfers from (to) other CREF
  Accounts and affiliated mutual funds           (184,235)    (1,422,112)      (66,286)      (223,503)       36,055       (636,675)
Annuity payments                                 (729,723)    (1,747,856)      (10,497)       (28,923)      (12,161)       (34,401)
Withdrawals and death benefits                   (689,823)    (1,665,096)      (54,854)      (130,181)      (83,543)      (205,378)
                                              -----------    -----------    ----------    -----------    ----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM PARTICIPANT TRANSACTIONS      (430,557)    (3,175,284)      208,064        271,902       576,313        281,929
                                              -----------    -----------    ----------    -----------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS           8,600,898    (23,610,930)      818,770     (1,216,335)    1,586,723     (3,031,756)

NET ASSETS
  Beginning of year                            75,551,091     99,162,021     5,497,690      6,714,025     7,743,228     10,774,984
                                              -----------    -----------    ----------    -----------    ----------    -----------
  End of period                               $84,151,989    $75,551,091    $6,316,460    $ 5,497,690    $9,329,951    $ 7,743,228
                                              ===========    ===========    ==========    ===========    ==========    ===========

See Notes to Financial Statements

72    College Retirement Equities Fund  2003 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1-- SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The purpose of College Retirement Equities Fund ("CREF"), as stated in its charter, is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing their employees with variable retirement benefits. CREF is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. It consists of eight investment portfolios ("Accounts"). The accompanying financial statements are those of the Stock, Global Equities and Growth Accounts. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States which may require the use of estimates made by management. Actual results may vary from those estimates. The following is a summary of the significant accounting policies consistently followed by the Accounts.

VALUATION OF INVESTMENTS. Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Debt securities, other than money market instruments, are valued at the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments, with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock index futures and options, which are traded on commodities exchanges, are valued at the last sale prices as of the close of such commodities exchanges. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board as a whole. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events that have a significant effect on their value occur between the time their price is determined and the time an Account's net asset value is calculated.

ACCOUNTING FOR INVESTMENTS. Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Accounts are informed of the ex-dividend date. Realized gains and losses on security transactions are accounted for on the average cost basis.

FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION. Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS. The Accounts may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are "marked-to-market" at the end of each day's trading. The Accounts are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency exchange contracts which is typically limited to the unrealized gain on each open contract.

SECURITIES LENDING. The Accounts may lend portfolio securities to qualified institutions. Such loans are secured by collateral at least equal to 102% of the market value of the securities loaned for United States securities and 105% of the market value of securities loaned for foreign securities. The Accounts continue to receive income on the securities loaned and receive additional income from the lending transaction. Additionally, any change in the market value of the securities loaned is recognized by the Accounts. Although each transaction is collateralized, the Accounts would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

FUTURES CONTRACTS. The Accounts may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Accounts may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Accounts to the risk that the transaction may not be consummated.

                   2003 SEMIANNUAL REPORT College Retirement Equities Fund    73

--------------------------------------------------------------------------------


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
--------------------------------------------------------------------------------

RESTRICTED SECURITIES. Restricted securities held by the Accounts, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

FEDERAL INCOME TAXES. CREF is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("Code"), not as a regulated investment company under Subchapter M of the Code. CREF should incur no material federal income tax liability. Under the rules of taxation applicable to life insurance companies, CREF's Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible.


NOTE 2--MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------

Investment advisory services for the CREF Accounts are provided by TIAA-CREF Investment Management, LLC ("Investment Management") in accordance with an Investment Management Service Agreement with CREF. Investment Management is a registered investment adviser and a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), a companion organization of CREF.

Administrative services for the CREF Accounts and distribution functions for CREF's certificates are provided by TIAA-CREF Individual & Institutional Services, Inc. ("Services") in accordance with a Principal Underwriting and Administrative Services Agreement with CREF. Services, a wholly-owned subsidiary of TIAA, is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

The services provided by Investment Management and Services are provided at cost. Investment Management and Services receive management fee payments from the CREF Accounts on a daily basis according to formulas established each year with the objective of keeping the management fees as close as possible to each Account's actual expenses. Any differences between actual expenses and the management fees are adjusted quarterly.

TIAA provides guarantees for the CREF Accounts for certain mortality and expense risks pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement.


NOTE 3--INVESTMENTS
--------------------------------------------------------------------------------

At June 30, 2003, the market value of securities loaned and collateral received were as follows:

                             Stock         Global Equities        Growth
                            Account            Account            Account

Market value of
  securities loaned     $2,264,824,633       $224,170,671       $275,095,990
Cash collateral          2,402,718,048        249,533,886        283,906,223

At June 30,  2003,  net  unrealized  appreciation  (depreciation)  of  portfolio
investments   for  each  of  the  Accounts,   consisting  of  gross   unrealized
appreciation and gross unrealized depreciation, were as follows:

                            Gross               Gross         Net Unrealized
                          Unrealized         Unrealized        Appreciation
                         Appreciation       Depreciation      (Depreciation)

Stock Account          $18,819,586,085     $7,364,506,686    $11,455,079,399
Global Equities
  Account                  436,067,110        292,028,269        144,038,841
Growth Account             596,572,135      1,057,272,538       (460,700,403)

At June 30, 2003, the Stock, Global Equities and Growth Accounts held 1,279, 216 and 286 open futures contracts, respectively, in the Standard & Poor's 500 Index, expiring in September 2003, with a value of $311,212,675, $52,558,200 and $69,347,625, respectively, and an unrealized loss of $10,400,866, $1,756,518 and $549,254, respectively.

Companies in which the Accounts held 5% or more of the outstanding voting shares are defined as "affiliated" in the Investment Company Act of 1940. Information regarding transactions with affiliated companies is as follows:

                             Stock         Global Equities        Growth
                            Account            Account            Account

Value of affiliated
  companies at
  June 30, 2003:          $179,912,452                 --                 --
For the six months
  ended June 30, 2003:
  Dividend income              803,872                 --                 --
  Realized gain              6,118,620                 --                 --

Purchases and sales of portfolio securities, other than short-term money market instruments, for the Accounts for the six months ended June 30, 2003, were as follows:

                             Stock         Global Equities        Growth
                            Account            Account            Account

Purchases:
  Unaffiliated
    companies          $16,644,731,746     $3,713,495,136     $2,085,703,811
  Affiliated
    companies                2,302,752                 --                 --
                       ---------------     --------------     --------------
TOTAL PURCHASES        $16,647,034,498     $3,713,495,136     $2,085,703,811
                       ===============     ==============     ==============

Sales:
  Unaffiliated
    companies          $16,427,306,057     $3,397,483,261     $1,462,426,059
  Affiliated
    companies               23,374,093                 --                 --
                       ---------------     --------------     --------------
TOTAL SALES            $16,450,680,150     $3,397,483,261     $1,462,426,059
                       ===============     ==============     ==============

74     College Retirement Equities Fund  2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


NOTE 4--CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

Selected condensed financial information for an Accumulation Unit of each Account is presented below.

                                                                                  STOCK ACCOUNT
                                                -----------------------------------------------------------------------------------
                                                   Six Months                        Years Ended December 31,
                                                     Ended       ------------------------------------------------------------------
                                                June 30, 2003(a)   2002          2001             2000          1999         1998
                                                ---------------
                                                  (Unaudited)
PER ACCUMULATION UNIT DATA:
  Investment income                                   $1.457       $2.476        $2.432           $2.472        $2.567       $2.381
  Expenses                                              .371         .638          .693             .626          .607         .521
                                                    -------------------------------------------------------------------------------
  Investment income--net                               1.086        1.838         1.739(b)         1.846         1.960        1.860
  Net realized and unrealized gain (loss)
     on total investments                             14.506      (35.535)      (27.951)(b)      (19.231)       34.478       29.795
                                                    -------------------------------------------------------------------------------
  Net increase (decrease) in
     Accumulation Unit Value                          15.592      (33.697)      (26.212)         (17.385)       36.438       31.655
  Accumulation Unit Value:
     Beginning of year                               128.816      162.513       188.725          206.110       169.672      138.017
                                                    -------------------------------------------------------------------------------
     End of period                                  $144.408     $128.816      $162.513         $188.725      $206.110     $169.672
                                                    ===============================================================================


  TOTAL RETURN                                         12.10%      (20.73%)      (13.89%)          (8.43%)       21.48%       22.94%
  RATIOS TO AVERAGE NET ASSETS:
     Expenses                                           0.28%        0.44%         0.41%            0.31%         0.33%        0.34%
     Investment income--net                             0.82%        1.28%         1.03%(b)         0.91%         1.07%        1.23%
  PORTFOLIO TURNOVER RATE                              21.59%       31.19%        29.41%           32.65%        29.26%       34.63%
  THOUSANDS OF ACCUMULATION UNITS
     OUTSTANDING AT END OF PERIOD                    493,958      493,295       508,889          525,111       543,589      565,999

                                                                            GLOBAL EQUITIES ACCOUNT
                                                -----------------------------------------------------------------------------------
                                                   Six Months                        Years Ended December 31,
                                                     Ended       ------------------------------------------------------------------
                                                June 30, 2003(a)   2002          2001             2000          1999         1998
                                                ---------------
                                                  (Unaudited)
PER ACCUMULATION UNIT DATA:
  Investment income                                   $0.776        $.956         $.985            $.946         $.959        $.902
  Expenses                                              .148         .281          .320             .325          .300         .268
                                                    -------------------------------------------------------------------------------
  Investment income--net                               0.628         .675          .665(b)          .621          .659         .634
  Net realized and unrealized gain (loss)
    on total investments                               4.892      (14.853)      (16.493)(b)      (16.281)       24.976       10.508
                                                    -------------------------------------------------------------------------------
  Net increase (decrease) in
     Accumulation Unit Value                           5.520      (14.178)      (15.828)         (15.660)       25.635       11.142
  Accumulation Unit Value:
     Beginning of year                                51.084       65.262        81.090           96.750        71.115       59.973
                                                    -------------------------------------------------------------------------------
     End of period                                   $56.604      $51.084       $65.262          $81.090       $96.750      $71.115
                                                    ===============================================================================


  TOTAL RETURN                                         10.80%      (21.72%)      (19.52%)         (16.19%)       36.05%       18.58%
  RATIOS TO AVERAGE NET ASSETS:
     Expenses                                           0.28%        0.49%         0.46%            0.35%         0.39%        0.41%
     Investment income-net                              1.20%        1.18%         0.95%(b)         0.68%         0.85%        0.97%
  PORTFOLIO TURNOVER RATE                              61.09%       95.70%       111.91%           98.06%        81.30%      103.31%
  THOUSANDS OF ACCUMULATION UNITS
     OUTSTANDING AT END OF PERIOD                    108,482      104,438        99,558           99,622        89,492       81,825

                   2003 SEMIANNUAL REPORT College Retirement Equities Fund    75

--------------------------------------------------------------------------------


NOTE 4--CONDENSED FINANCIAL INFORMATION (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                  GROWTH ACCOUNT
                                                -----------------------------------------------------------------------------------
                                                   Six Months                        Years Ended December 31,
                                                     Ended       ------------------------------------------------------------------
                                                June 30, 2003(a)   2002          2001             2000          1999         1998
                                                ---------------
                                                  (Unaudited)
PER ACCUMULATION UNIT DATA:
  Investment income                                    $.362        $.488         $.387            $.509         $.592        $.482
  Expenses                                              .119         .231          .278             .320          .278         .244
                                                    -------------------------------------------------------------------------------
  Investment income--net                                .243         .257          .109(b)          .189          .314         .238
  Net realized and unrealized gain (loss)
     on total investments                              5.167      (18.704)      (18.345)(b)      (20.788)       24.276       18.475
                                                    -------------------------------------------------------------------------------
  Net increase (decrease) in
     Accumulation Unit Value                           5.410      (18.447)      (18.236)         (20.599)       24.590       18.713
  Accumulation Unit Value:
     Beginning of year                                42.925       61.372        79.608          100.207        75.617       56.904
                                                    -------------------------------------------------------------------------------
     End of period                                   $48.335      $42.925       $61.372          $79.608      $100.207      $75.617
                                                    ===============================================================================


  TOTAL RETURN                                         12.60%      (30.06%)      (22.91%)         (20.56%)       32.52%       32.89%
  RATIOS TO AVERAGE NET ASSETS:
     Expenses                                           0.27%        0.46%         0.43%            0.31%         0.34%        0.38%
     Investment income--net                             0.54%        0.51%         0.17%(b)         0.18%         0.38%        0.37%
  PORTFOLIO TURNOVER RATE                              17.90%       53.99%        44.40%           37.18%        69.26%       97.57%
  THOUSANDS OF ACCUMULATION UNITS
     OUTSTANDING AT END OF PERIOD                    189,039      176,249       171,149          166,751       131,646       98,862

----------
(a)  The percentages shown for this period are not annualized.

(b) As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Stock Account, the effect of this change for the year ended December 31, 2001 was to increase investment income--net per Accumulation Unit by $.006, and increase net realized and unrealized loss per Accumulation Unit by $.006. For the Global Equities Account, the effect of this change for the year ended December 31, 2001 was to increase investment income--net per Accumulation Unit by $.001, and increase net realized and unrealized loss per Accumulation Unit by $.001. For the Growth Account, the effect of this change for the year ended December 31, 2001, was to decrease investment income--net per Accumulation Unit by $.002, and decrease net realized and unrealized loss per Accumulation Unit by $.002. For the ratio of investment income--net to average net assets, there was no effect for the Stock, Global Equities and Growth Accounts for the year ended December 31, 2001. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


NOTE 5--ACCUMULATION UNITS
--------------------------------------------------------------------------------

Changes in the number of Accumulation Units outstanding were as follows:

                                                    Stock Account           Global Equities Account            Growth Account
                                             --------------------------    --------------------------    --------------------------
                                              Six Months     Year Ended     Six Months     Year Ended     Six Months     Year Ended
                                                Ended       December 31,      Ended       December 31,      Ended       December 31,
                                            June 30, 2003      2002       June 30, 2003      2002       June 30, 2003      2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
ACCUMULATION UNITS:
  Credited for premiums                       11,081,958     20,805,630      6,531,996     12,118,991     13,135,817     25,494,965
  Cancelled for transfers, disbursements and
     amounts applied to the Annuity Fund     (10,418,900)   (36,399,103)    (2,487,446)    (7,239,306)      (346,564)   (20,394,743)
  OUTSTANDING:
    Beginning of year                        493,295,371    508,888,844    104,437,760     99,558,075    176,249,256    171,149,034
                                             -----------    -----------    -----------    -----------    -----------    -----------
    End of period                            493,958,429    493,295,371    108,482,310    104,437,760    189,038,509    176,249,256
                                             ===========    ===========    ===========    ===========    ===========    ===========

76    College Retirement Equities Fund  2003 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------


NOTE 6--LINE OF CREDIT
--------------------------------------------------------------------------------

The Accounts participate in a $2.25 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of participant withdrawals. Certain affiliated accounts and mutual funds, each of which is managed by Investment Management, or an affiliate of Investment Management, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. During the six months ended June 30, 2003, there was no borrowing under this facility by the Accounts.


                   2003 SEMIANNUAL REPORT College Retirement Equities Fund    77

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   account information and transactions,
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TELEPHONE COUNSELING CENTER
   800 842-2776
   8 a.m. to 10 p.m. ET, Monday-Friday
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


ITEM 9. CONTROLS AND PROCEDURES.

         (a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. An evaluation was performed within 90 days from the date hereof under the supervision of the registrant's management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on that evaluation, the registrant's management, including the principal executive officer and principal financial officer, concluded that the registrant's disclosure controls and procedures were effective for this semi-annual reporting period.

         (b) CHANGES IN INTERNAL CONTROLS. There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

10(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

10(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

10(b) Section 906 certification.(EX-99.906CERT)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    COLLEGE RETIREMENT EQUITIES FUND


Date:    August 13, 2003            By: /s/ Herbert M. Allison, Jr.
                                        -------------------------------------
                                        Herbert M. Allison, Jr.
                                        President and Chief Executive Officer


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date:    August 13, 2003            By: /s/ Herbert M. Allison, Jr.
                                        -------------------------------------
                                        Herbert M. Allison, Jr.
                                        President and Chief Executive Officer



Date:    August 13, 2003            By: /s/ Richard L. Gibbs
                                        -------------------------------------
                                        Richard L. Gibbs
                                        Executive Vice President
                                        (principal financial officer)

                                  EXHIBIT LIST
                                  ------------


ITEM 10. EXHIBITS.

10(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

10(a)(2)(ii) Section 302 certification of the principal financial officer

10(b) Section 906 certification.(EX-99.906CERT)